As filed with the U.S. Securities and Exchange Commission on April 25, 2012

File Nos. 2-77284 and 811-03459

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 68	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 48	☒

PENN SERIES FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices)

Registrant’s Telephone Number: 215-956-8000

Copy to:

PETER M. SHERMAN	MICHAEL BERENSON
President	Morgan, Lewis & Bockius LLP
Penn Series Funds, Inc.	1111 Pennsylvania Avenue, NW
Philadelphia, Pennsylvania 19172	Washington, DC 20004
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [date] pursuant to paragraph (a) (1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [date] pursuant to paragraph (a)(2) of Rule 485

PennMutual.

2012 Funds Prospectus

Penn Mutual Variable Products

PROSPECTUS — MAY 1, 2012

PENN SERIES FUNDS, INC.

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REAL ESTATE SECURITIES FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

FUND SUMMARY:  MONEY MARKET FUND

Investment Objective	The investment objective of the Money Market Fund (the “Fund”) is to preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	None
Other Expenses	0.31%
Total Annual Fund Operating Expenses	0.49%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

Principal Investment Strategy

The Fund will invest in a diversified portfolio of high-quality money market instruments, which are rated within the two highest credit categories assigned by recognized rating organizations or, if not rated, are of comparable investment quality as determined by Independence Capital Management, Inc. (“ICMI” or the “Adviser”). Investments include commercial paper, U.S. Treasury securities, bank certificates of deposit and repurchase agreements. The Adviser looks for money market instruments that present minimal credit risks. Important factors in selecting investments include a company’s profitability, ability to generate funds, capital adequacy, and liquidity of the investment. The Fund will invest only in securities that mature in 397 days or less, as calculated in accordance with applicable law. The Fund’s policy is to seek to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Investment Risk.  Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Furthermore, there can be no assurance that the Fund’s investment adviser or its affiliates will make capital infusions into the Fund, purchase distressed Fund assets, enter into support agreements with the Fund or take other actions intended to maintain the Fund’s $1.00 share price.

Interest Rate Risk.  Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the Fund’s yield will change over time. During periods when interest rates are low, the Fund’s yield (and total return) also will be low and the income generated by the Fund may not be sufficient to offset all or a significant portion of the Fund’s expenses, which could impair the Fund’s ability to provide a positive yield and maintain a stable $1.00 share price. In addition, to the extent the Fund makes any reimbursement payments to the Adviser or Penn Mutual, the Fund’s yield would be lower.

Credit Risk.  The Fund could lose money or underperform as a result of default. The credit quality of the Fund’s portfolio holdings can change rapidly in certain markets and any default on the part of a portfolio investment could cause the Fund’s share price or yield to fall.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

Redemption Risk.  The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the Fund may have a significant adverse effect on the Fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

Liquidity Risk.  A particular investment may be difficult or expensive to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s ability to maintain a stable $1.00 share price may be adversely affected.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower. The current yield of the Money Market Fund for the seven-day period ended December 31, 2011 was 0.01%.

Best Quarter	Worst Quarter
1.25%	0.01%
12/31/06	12/31/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Money Market Fund	0.01%	1.60%	1.89%

Investment Adviser

Independence Capital Management, Inc.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  LIMITED MATURITY BOND FUND

Investment Objective	The investment objective of the Limited Maturity Bond Fund (the “Fund”) is to provide the highest available current income consistent with liquidity and low risk to principal; total return is secondary.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.59%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in short- to intermediate-term investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)) of the U.S. government and corporate issuers. In addition, the Fund may invest in convertible securities. The Adviser uses an active bond management approach. It seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). The Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Although the Fund may invest in securities of any duration, under normal circumstances it maintains an average portfolio duration of one to three years.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of its assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in corporate bonds and U.S. government bonds, including mortgage-backed and asset-backed securities.

Turnover:  Because the Adviser will look for inefficiencies in the market and sell when it feels a security is fully priced, portfolio turnover can be expected to be relatively high, which may result in increased transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are seeking the highest current income consistent with liquidity and low risk to principal available through an investment in investment grade debt.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
2.57%	-1.39%
12/31/08	6/30/04

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Limited Maturity Bond Fund	2.24%	3.61%	3.61%
Barclays U.S. Government/Credit 1-3 Years Index (reflects no deduction for expenses and taxes)	1.59%	3.99%	3.63%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since its inception in May 2000.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  QUALITY BOND FUND

Investment Objective	The Quality Bond Fund (the “Fund”) seeks the highest income over the long term that is consistent with the preservation of principal.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.31%
Distribution (12b-1) Fees	None
Other Expenses	0.26%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.58%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in marketable investment grade debt securities (those securities rated BBB or above by S&P or Baa or above by Moody’s (or determined to be of equivalent quality by the Adviser)). In addition, the Fund may invest in convertible securities. The portfolio manager heads up a team of analysts that uses an active bond-management approach. The Adviser seeks to find securities that are under-valued in the marketplace based on both a relative value analysis of individual securities combined with an analysis of macro-economic factors. With this approach, the Adviser attempts to identify securities that are under-valued based on their quality, maturity, and sector in the marketplace. The Adviser will purchase an individual security when doing so is also consistent with its macro-economic outlook, including its forecast of interest rates and its analysis of the yield curve (a measure of interest rates of securities with the same quality, but different maturities). In addition, the Adviser will seek to opportunistically purchase securities to take advantage of inefficiencies of prices in the securities markets. The Adviser will sell a security when it believes that the security has been fully priced. The Adviser seeks to reduce credit risk by diversifying among many issuers and different types of securities.

Duration:  The average duration of a fixed income portfolio measures its exposure to the risk of changing interest rates. Typically, with a 1% rise in interest rates, an investment’s value may be expected to fall approximately 1% for each year of its duration. Duration is set for the portfolio generally between 3.5 and 5.5 years, depending on the interest rate outlook.

Quality:  The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds,” which are those rated below BBB by S&P and those rated below Baa by Moody’s (or determined to be of equivalent quality by the Adviser).

Sectors:  The Fund will invest primarily in the following sectors: corporate bonds, U.S. government bonds, U.S. government agency securities, commercial paper, mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), and asset-backed securities.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities, including CMOs, are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are seeking investment income and preservation of principal.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
6.59%	-2.23%
9/30/11	06/30/04

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Quality Bond Fund	10.12%	6.71%	5.73%
Barclays U.S. Aggregate Bond Index (reflects no deduction for expenses and taxes)	7.84%	6.50%	5.78%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Manager

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as portfolio manager of the Fund since November 1992.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  HIGH YIELD BOND FUND

Investment Objective	The investment objective of the High Yield Bond Fund (the “Fund”) is to realize high current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.83%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or you sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$85	$265	$460	$1,025

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in a widely diversified portfolio of high yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. High yield bonds are rated below investment grade (BB and lower by S&P and Ba and lower by Moody’s or determined to be of equivalent quality by the Sub-Adviser) and generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include U.S. and foreign issuers, small or relatively new companies lacking the history or capital to merit investment-grade status, former blue-chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund’s dollar-weighted average maturity generally is expected to be in the five- to ten-year range, but will vary with market conditions. In selecting investments for the Fund, the Sub-Adviser relies extensively on its research analysts. The Fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market. The Fund may also invest in other securities as well as loan assignments and participations, in keeping with its objective. The Fund may sell holdings for a variety of reasons, such as to adjust a portfolio’s average maturity or quality, or to shift assets into higher yielding securities or to reduce unwanted securities.

Principal Risks of Investing

Market Risk.  Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Bank Loans Risk. With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for long-term, risk-oriented investors who are willing to accept the greater risks and uncertainties of investing in high yield bonds in the hope of earning high current income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.08%	-17.56%
06/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
High Yield Bond Fund	3.07%	6.29%	8.05%
CS First Boston Global High Yield Index (reflects no deduction for expenses and taxes)	5.47%	7.12%	9.07%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Mark J. Vaselkiv, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since November 1996.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  FLEXIBLY MANAGED FUND

Investment Objective	The investment objective of the Flexibly Managed Fund (the “Fund”) is to maximize total return (capital appreciation and income).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.84%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$86	$268	$466	$1,037

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in common stocks of established U.S. companies that it believes have above-average potential for capital growth. The Fund’s investments in common stocks are primarily those issued by large capitalization companies, and common stocks typically constitute at least half of total assets. The remaining assets are generally invested in other securities, including convertibles, corporate and government debt securities, including high yield securities (junk bonds), bank loans and foreign securities, in keeping with the Fund’s objective. The Fund’s investments in common stocks generally fall into one of two categories. The larger category comprises long-term core holdings that the Sub-Adviser considers to be underpriced in terms of company assets, earnings, or other factors at the time they are purchased. The smaller category comprises opportunistic investments whose prices the Sub-Adviser expects to rise in the short term, but not necessarily over the long term. There are no limits on the market capitalization of issuers of the stocks in which the Fund invests. Since the Sub-Adviser attempts to prevent losses as well as achieve gains, it typically uses a “value approach” in selecting investments. Its in-house research team seeks to identify companies that seem under-valued by various measures, such as price/book value, and may be temporarily out of favor but have good prospects for capital appreciation. The Sub-Adviser may establish relatively large positions in companies it finds particularly attractive. The Fund may also, to a limited extent, invest in options, primarily in an effort to protect against downside risk or to generate additional income.

The Sub-Adviser works as hard to reduce risk as to maximize gains and may realize gains rather than lose them in market declines. In addition, the Sub-Adviser searches for the best risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund’s cash reserve may reflect the Sub-Adviser’s ability to find companies that meet valuation criteria rather than its market outlook. Bonds, bank loans and convertible securities may be purchased to gain additional exposure to a company or for their income or other features. Maturity and quality are not necessarily major considerations. There are no specified limits on the maturities or credit ratings of the debt instruments in which the Fund invests. There is no limit on the Fund’s investments in convertible securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. These risks are even greater for the micro-cap companies that the Fund may own.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Bank Loans Risk.   With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Derivatives Risk.  The Fund’s use of options is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Investment Style Risk.  If the Fund has large holdings in a relatively small number of companies, disappointing performance by those companies will have a more adverse impact on the Fund than would be the case with a more diversified fund. A sizable cash or fixed income position may hinder the Fund from participating fully in a strong, rapidly rising bull market.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are seeking a relatively conservative approach to investing for total return and are willing to accept the risks and uncertainties of investing in common stocks and bonds.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.67%	-19.44%
06/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Flexibly Managed Fund	3.04%	3.30%	8.57%
S&P 500 Index (reflects no deduction for expenses and taxes)	2.11%	-0.25%	2.92%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

David Giroux, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since July 2007.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  BALANCED FUND

Investment Objective	The investment objective of the Balanced Fund (the “Fund”) is to seek long-term growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.00%
Distribution (12b-1) Fees	None
Other Expenses Acquired Fund Fees and Expenses	0.24% 0.43%
Total Annual Fund Operating Expenses	0.67%
Less Fee Waivers	(0.05%	)*
Total Annual Fund Operating Expenses After Fee Waivers	0.62%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.62% of average daily net assets. This agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50% -70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities (“junk bonds”)), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund	50% - 70%
Penn Series Index 500 Fund
Fixed Income Fund	30% - 50%
Penn Series Quality Bond Fund
Money Market Fund	0% - 20%
Penn Series Money Market Fund

The Fund’s investment performance is directly related to the investment performance of the underlying funds. The underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. A brief description of each underlying fund’s principal investment strategy is provided below.

Underlying Funds	Investment Objective and Principal Investment Strategy
Penn Series Index 500 Fund	Seeks a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index. Under normal circumstances, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500 Index.
Penn Series Quality Bond Fund	Seeks the highest income over the long term that is consistent with the preservation of principal. The Fund invests at least 80% of its net assets in debt securities. The Fund will invest primarily in investment grade debt securities and no more than 10% of the net assets in “junk bonds.”
Penn Series Money Market Fund	To preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith. The Fund invests in a diversified portfolio of high-quality money market instruments. The Fund seeks to maintain a stable price of $1.00 per share.

Principal Risks of Investing

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Tracking Error Risk.  As an index fund, the Penn Series Index 500 Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Penn Series Index 500 Fund may not fully replicate the S&P 500 Index and may hold securities not included in the index. As a result, the Penn Series Index 500 Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Penn Series Index 500 Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Concentration Risk.  To the extent the Penn Series Index 500 Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the fund.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk.  Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Derivatives Risk.  An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested. An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in a fund which allocates its assets among various asset classes and market segments in the hope of achieving long-term growth and current income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
10.51%	-6.23%
09/30/09	06/30/09

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Balanced Fund	5.56%	5.24%
S&P 500 Index (reflects no deduction for expenses and taxes)	2.11%	2.05%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of ICMI, has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of ICMI, has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  LARGE GROWTH STOCK FUND

Investment Objective	The investment objective of the Large Growth Stock Fund (the “Fund”) is to achieve long-term growth of capital and increase of future income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.63%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.93%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase (as of March 31, 2012, this range was between $124 million and $558 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest primarily in common stocks of well established companies that the Sub-Adviser believes have long-term growth potential. In selecting the Fund’s investments, the Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser’s approach looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

In pursuing its investment objective, the Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. Those special situations might arise when the Sub-Adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks (up to 30% of total assets), in keeping with the Fund’s objectives.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning above-average long-term growth of capital and income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The information presented prior to August 1, 2004, represents the performance of Independence Capital Management, Inc., the Fund’s current investment adviser. Since August 1, 2004, T. Rowe Price Associates, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.78%	-23.79%
06/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Large Growth Stock Fund	-1.55%	0.84%	0.24%
Russell 1000 Growth Index (reflects no deduction for expenses and taxes)	2.64%	2.50%	2.60%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

Portfolio Manager

P. Robert Bartolo, a Vice President of T. Rowe Price Associates, Inc., has served as portfolio manager of the Fund since October 2007.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  LARGE CAP GROWTH FUND

Investment Objective	The investment objective of the Large Cap Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.37%
Total Annual Fund Operating Expenses	0.92%
Plus Recouped Fees	0.04%
Total Annual Fund Operating Expenses Plus Recouped Fees	0.96%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $3 billion at the time of purchase. When selecting investments for the Fund, the Sub-Adviser seeks to identify large capitalization U.S. companies with strong earnings growth potential. Further, the Fund invests in securities of companies that the Sub-Adviser believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund primarily invests in the common stocks of large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may participate in initial public offerings (“IPOs”).

In selecting companies for the Fund, the Sub-Adviser typically invests for the long-term and chooses securities that it believes offer strong opportunities for long-term capital appreciation. The Sub-Adviser generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2008. Since August 1, 2008, Turner Investments, L.P. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.36%	-26.16%
06/30/03	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	Since Inception on May 1, 2002
Large Cap Growth Fund	-6.77%	-3.24%	0.26%
Russell 1000 Growth Index (reflects no deduction for expenses and taxes)	2.64%	2.50%	3.98%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investments, L.P.

Portfolio Managers

Robert Turner is the lead manager for the Fund, and has served as portfolio manager of the Fund since August 2008. Robert Turner is Chairman and Chief Investment Officer of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  LARGE CORE GROWTH FUND

Investment Objective	The investment objective of the Large Core Growth Fund (the “Fund”) is to seek to achieve long-term growth of capital (capital appreciation).

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index at the time of purchase (as of March 31, 2012, this range was between $124 million and $558 billion). Because the Fund’s definition of large capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The Sub-Adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The Sub-Adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Sub-Adviser may sell a security based on several factors, with valuation the key element. The Sub-Adviser may sell a security if the investment reaches its target price, there is a change in the security’s fundamentals or when better investment opportunities emerge.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs) and cash instruments maturing in one year or less.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Other Investment Company Risk.  When the Fund invests in another investment company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common and preferred stocks in the hope of achieving long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.72%	-17.53%
09/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Large Core Growth Fund	-5.01%	-2.09%
Russell 1000 Growth Index (reflects no deduction for expenses and taxes)	2.64%	3.07%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Manager

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  LARGE CAP VALUE FUND

Investment Objective	The investment objective of the Large Cap Value Fund (the “Fund”) is to seek to achieve long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.90%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $5 billion at the time of purchase. The Fund primarily invests in common stocks that the portfolio manager deems to be underpriced relative to long term earnings and for cash flow potential.

The Sub-Adviser attempts to reduce the Fund’s exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund’s assets in any one company. In selecting securities for purchase or sale by the Fund, the Sub-Adviser selects securities one at a time before considering industry trends. This is called a “bottom-up approach.” The Sub-Adviser uses a fundamental analysis to select securities that it believes are undervalued relative to long-term earnings and cash flow potential. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the Sub-Adviser currently considers one or more of the following factors when assessing a company’s business prospects: attractive valuation, future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated, and better-than-expected earnings reports. The Sub-Adviser may consider selling a stock for one or more of the following reasons: the stock price is approaching its target, the company’s fundamentals are deteriorating, or alternative investment ideas have been developed.

While the Fund primarily invests in large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may invest up to 25% of its total assets in securities of companies or governments in any country, including emerging market countries. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Securities of foreign issuers that are represented by American Depository Receipts (“ADRs”) or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of this investment restriction. The Fund’s investments in debt securities are subject to an aggregate limit of 10% of the Fund’s net assets. The Fund may purchase both investment grade securities and non-investment grade securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser).

In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks, warrants, rights, and convertible securities. The Fund may invest in non-investment grade convertible securities (commonly referred to as “junk bonds”) rated as low as “B” by Moody’s or Standard & Poor’s Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser). The Fund at times may engage in derivative transactions, principally options, futures contracts and options thereon, forward currency exchange contracts, and swaps, to protect against stock price, interest rate or currency rate declines, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. Under normal market conditions, the Fund can invest up to 15% of its assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills, and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

Repurchase Agreement Risk.  The Fund’s use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk.  The Fund’s use of futures, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in equity securities of large capitalization companies in the hope of earning long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, OppenheimerFunds, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
19.07%	-26.40%
06/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Large Cap Value Fund	-4.42%	-3.37%	2.33%
Russell 1000 Value Index (reflects no deduction for expenses and taxes)	0.39%	-2.64%	3.89%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

OppenheimerFunds, Inc.

Portfolio Managers

Mitch Williams, CFA, has served as a portfolio manager of the Fund since February 2009. Mr. Williams is a Vice President of OppenheimerFunds, Inc.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  LARGE CORE VALUE FUND

Investment Objective	The investment objective of the Large Core Value Fund (the “Fund”) is to seek total return.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.89%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in value stocks of large capitalization companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index at the time of purchase (as of March 31, 2012, the median capitalization was $5.03 billion). Because the Fund’s definition of large capitalization companies is dynamic, it will change with the markets. Value stocks are stocks that, in the opinion of the Sub-Adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks. The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Securities of foreign issuers that are represented by American Depositary Receipts (“ADRs”) are not subject to this restriction.

The Sub-Adviser may consider a company’s earnings or cash flow capabilities, dividend prospects, financial strength, growth potential, the strength of the company’s business franchises and management team, sustainability of a company’s competitiveness, and estimates of a company’s net value when selecting securities. The Sub-Adviser may sell a security when the Sub-Adviser’s price objective for the security is reached, the fundamentals of the company deteriorate, a security’s price falls below acquisition cost or to pursue more attractive investment options.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term growth of capital and income.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.96%	-16.11%
09/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Large Core Value Fund	-4.19%	-3.05%
Russell 1000 Value Index (reflects no deduction for expenses and taxes)	0.39%	0.10%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Eaton Vance Management

Portfolio Manager

Michael R. Mach, a Vice President of Eaton Vance Management, has served as portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  INDEX 500 FUND

Investment Objective	The investment objective of the Index 500 Fund (the “Fund”) is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.07%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.36%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$37	$116	$202	$456

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the S&P 500® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the Index are weighted according to their float adjusted capitalizations. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of the Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — the Fund’s performance could be reduced.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund’s use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of achieving a total return which corresponds to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous manager for the period prior to August 25, 2008. Since August 25, 2008, SSgA Funds Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
15.74%	-21.85%
06/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Index 500 Fund	1.76%	-0.21%	2.78%
S&P 500 Index (reflects no deduction for expenses and taxes)	2.11%	-0.25%	2.92%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Managing Directors of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  MID CAP GROWTH FUND

Investment Objective	The investment objective of the Mid Cap Growth Fund (the “Fund”) is to maximize capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.99%
Plus Recouped Fees	0.01%
Total Annual Fund Operating Expenses Plus Recouped Fees	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap Index at the time of purchase (as of March 31, 2012, this range was between $124 million and $22.7 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund will invest in securities of U.S. companies that the Sub-Adviser believes have strong earnings growth potential and that are diversified across economic sectors. The Fund will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index. The Fund’s exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Russell Midcap Growth Index. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
22.84%	-28.78%
09/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Mid Cap Growth Fund	-7.78%	2.04%	4.07%
Russell Midcap Growth Index (reflects no deduction for expenses and taxes)	-1.65%	2.44%	5.29%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Turner Investments, L.P.

Portfolio Manager

Christopher McHugh is the lead manager for the Fund and has served as portfolio manager of the Fund since May 2000. Mr. McHugh is Vice Chairman and Senior Portfolio Manager of Turner.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  MID CAP VALUE FUND

Investment Objective	The investment objective of the Mid Cap Value Fund (the “Fund”) is to achieve growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, mid capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell Midcap Index at the time of purchase (as of March 31, 2012, this range was between $124 million and $22.7 billion). Because the Fund’s definition of mid-cap companies is dynamic, the lower and upper limits on market capitalization will change with the markets. In selecting individual securities, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. To identify these companies, the Sub-Adviser looks for strong business fundamentals, consistent cash flow, and a sound track record through all phases of the market cycle. The Sub-Adviser may also consider the company’s position relative to competitors, a high level of stock ownership among management and a recent sharp decline in the stock price that appears to be the result of a short-term market over-reaction to negative news. The Sub-Adviser generally considers selling a stock when it reaches the Sub-Adviser’s target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Sub-Adviser seeks to reduce risk by diversifying among many companies and industries.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.30%	-28.75%
09/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Mid Cap Value Fund	-6.27%	-1.06%	6.12%
Russell Midcap Value Index (reflects no deduction for expenses and taxes)	-1.38%	0.04%	7.67%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Neuberger Berman Management LLC

Portfolio Manager

Michael C. Greene, a managing director of Neuberger Berman Management LLC, has served as portfolio manager of the Fund since December 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  MID CORE VALUE FUND

Investment Objective	The investment objective of the Mid Core Value Fund (the “Fund”) is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.72%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.09%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any changes. Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, which was approximately $124 million to $22.7 billion as of March 31, 2012. Because the Fund’s definition of medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. Equity securities in which the Fund may invest include common stocks, convertible bonds, convertible preferred stocks and warrants. In selecting investments, the Sub-Adviser seeks well-managed companies whose stock prices are under-valued. Generally, the Sub-Adviser, using a value approach, tries to identify stocks of companies that have the potential for significant market appreciation, due to growing recognition of improvement in their financial results, or increasing anticipation of such improvement. To identify these companies, the Sub-Adviser looks for changes in economies and financial environment, new or improved products or services, new or rapidly expanding markets, changes in management or structure of the company, price increases for a company’s products or services, improved efficiencies resulting from new technologies or changes in distribution and changes in government regulation, political climate or competitive condition.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Mid-Cap Risk.  Historically, mid-cap stocks have been riskier than large-cap stocks. Stock prices of mid-cap companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in mid-cap stocks in the hope of achieving above-average growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
18.69%	-22.12%
09/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	Since Inception on May 1, 2002
Mid Core Value Fund	-3.53%	-1.23%	4.44%
Russell Midcap Value Index (reflects no deduction for expenses and taxes)	-1.38%	0.04%	7.11%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Lord, Abbett & Co. LLC

Portfolio Managers

Robert P. Fetch, a Partner and Director of Lord Abbett, and Jeff Diamond, a Portfolio Manager of Lord Abbett, have served as portfolio managers of the Fund since February 2009 and June 2008, respectively.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  SMID CAP GROWTH FUND

Investment Objective	The investment objective of the SMID Cap Growth Fund (the “Fund”) is to seek long-term returns.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.38%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.14%
Less Fee Waivers	(0.08%	)*
Total Annual Fund Operating Expenses After Fee Waivers	1.06%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.05% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

Principal Investment Strategy

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, small and medium capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 2500 Growth Index at the time of purchase (as of March 31, 2012, this range was between $27 million and $11.6 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The Sub-Adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The Sub-Adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The Sub-Adviser’s process is designed to identify small to mid cap companies with earnings growing at greater than 20% on average.

The Sub-Adviser constructs the Fund’s portfolio using a two-tier process in order to concentrate holdings in the Sub-Adviser’s “best ideas.” The Fund’s top tier is typically composed of 20-30 stocks typically comprising 40% to 50% of the Fund’s total assets. These top tier stocks have proven their ability over time to deliver earnings in line with, or better than, the Sub-Adviser’s expectations. The Fund’s primary tier is typically composed of 40-70 stocks typically comprising 50%-60% of the Fund’s total assets. These smaller positions’ potential and other characteristics have met the Sub-Adviser’s initial due diligence criteria of accelerating earnings growth, strong business fundamentals, and attractive valuations versus peer groups. Over time, stocks in the primary tier either join the top tier or are eliminated from the Fund’s portfolio. The primary tier allows the Sub-Adviser to make investments in promising opportunities, while recognizing the need for confirmation of the research and seasoning. The Sub-Adviser believes that the two-tiered approach allows for concentration in the Sub-Adviser’s best ideas, while at the same time maintaining prudent diversification. The Sub-Adviser seeks to have the Fund broadly diversified across industry groups.

The Sub-Adviser will sell a security when it reaches its target price and when a more attractive investment opportunity is available and the Fund is fully invested. If a security’s price falls 20% below cost (after adjustment for major market declines), the Sub-Adviser will review the security and, after such review, the security may be sold if the Sub-Adviser concludes that deteriorating fundamentals warrants the sale.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of earning long-term returns.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
21.48%	-19.83%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
SMID Cap Growth Fund	-4.72%	5.38%
Russell 2500 Growth Index (reflects no deduction for expenses and taxes)	-1.57%	3.58%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Wells Capital Management Incorporated

Portfolio Managers

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as the portfolio manager of the Fund since March 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  SMID CAP VALUE FUND

Investment Objective	The investment objective of the SMID Cap Value Fund (the “Fund”) is to seek long-term growth of capital.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	None
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.32%
Less Fee Waivers	(0.17%	)*
Total Annual Fund Operating Expenses After Fee Waivers	1.15%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.14% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index (as of March 31, 2012, this amount was $38 million) and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index (as of March 31, 2012, this amount was $11.77 billion). Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Fund invests in companies that are determined by the Sub-Adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the Sub-Adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Sub-Adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry). The Fund may invest in American Depository Receipts (“ADRs”) and non-U.S. securities.

The Sub-Adviser will generally sell a security when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause the Sub-Adviser to dispose of the security.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. These risks are even greater for the micro-cap companies that the Fund may own.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Forward Commitment Risk.  A forward commitment transaction involves the risk that the value of the securities may change by the time they are actually delivered and the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term growth of capital.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
24.07%	-22.52%
09/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
SMID Cap Value Fund	-7.17%	4.85%
Russell 2500 Value Index (reflects no deduction for expenses and taxes)	-3.36%	2.57%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

AllianceBernstein L.P.

Portfolio Managers

James MacGregor is currently the Chief Investment Officer and has served as a portfolio manager of the Fund since August 2008. Joseph Gerard Paul is currently a Senior Vice President of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008. Andrew Weiner is currently a Senior Analyst of AllienceBernstein L.P., and has served as a portfolio manager of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  SMALL CAP GROWTH FUND

Investment Objective	The investment objective of the Small Cap Growth Fund (the “Fund”) is capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.74%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.08%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$110	$343	$595	$1,317

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For purposes of this policy, small capitalization companies have market capitalizations of less than $3 billion. The Fund’s investments in small capitalization companies may include micro-capitalization companies.

The Sub-Adviser’s investment process focuses on bottom-up, fundamental analysis. The Sub-Adviser considers growth companies to include companies that it believes to have above average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the Sub-Adviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the Sub-Adviser searches for non-consensus information regarding the growth prospects for small capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The Sub-Adviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the Sub-Adviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The Sub-Adviser may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the Sub-Adviser positions the size of investment based upon the combined analysis of thesis conviction, risk/reward, and portfolio construction, among other factors, which position size may then be increased or decreased based upon continuous fluctuations in these factors over time. Industry weightings are periodically evaluated versus the benchmark; the Sub-Adviser may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The Sub-Adviser seeks to diversify the portfolio among different industries.

In addition to common stocks, the Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non·U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs) and in technology or technology-related companies. The Fund may invest in forward foreign currency exchange contracts, options and stock index future contracts to hedge portfolio holdings or underweighting relative to the Fund’s benchmark index. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

Depositary Receipt Risk.  ADRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs may be less liquid than the underlying shares in their primary trading market.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

IPOs Risk.  The Fund may purchase securities in IPOs, which are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile.

Investment Style Risk.  The Fund may have greater risk to the extent it invests a substantial portion of its assets in the technology sector. The industries composing the technology sector may share common characteristics, may be subject to similar business risks and regulatory burdens, and may react similarly to economic, market, political or other developments. Technology company stocks may be subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Products and services offered by technology companies may not prove to be commercially successful or may be rendered obsolete by advances in science and technology. The Fund is also subject to the risk that the securities of issuers in the technology sector that the Fund purchases will underperform other market sectors or the market as a whole.

Derivatives Risk.  The Fund’s use of futures, forwards and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 25, 2008. Since August 25, 2008, Allianz Global Investors Capital LLC (or its affiliate) has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.99%	-28.98%
06/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Small Cap Growth Fund	-11.11%	-2.00%	-1.19%
Russell 2000 Growth Index (reflects no deduction for expenses and taxes)	-2.91%	2.09%	4.48%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Allianz Global Investors Capital LLC

Portfolio Manager

Michael Corelli, a portfolio manager for Allianz Global Investors Capital’s Small Cap Growth strategy, has served as portfolio manager of the Fund since its inception in August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  SMALL CAP VALUE FUND

Investment Objective	The investment objective of the Small Cap Value Fund (the “Fund”) is to seek capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	1.24%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment (as of March 31, 2012, this range was between $32 million and $3.3 billion). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. Because the Fund’s definition of small-cap issuers is dynamic, the lower and upper limits on market capitalization will change with the markets. The Fund’s investments in small capitalization companies may include micro-capitalization companies and “unseasoned companies,” which are companies that (together with their predecessors) have operated for less than three years. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price to book ratio and lower forecasted growth values. Through fundamental proprietary research the Fund will attempt to take advantage of what the Sub-Adviser believes to be well-positioned cash generating businesses run by shareholder-orientated managements. The Sub-Adviser will seek to buy these companies opportunistically at a price low enough to provide a healthy margin of safety. Under normal circumstances, the Fund’s investment horizons for ownership of stocks will be two to three years.

Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency. The Fund may invest in the aggregate up to 20% of its net assets plus any borrowings for investment purposes in companies with public stock market capitalizations outside the range of companies constituting the Russell 2000 Value Index at the time of investment.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

“Value” Investing Risk.  Because of its “value” style of investing, the Fund could suffer losses or produce poor results relative to other funds, even in a rising market, if the Sub-Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Other Investment Company Risk.  When the Fund invests in another investment company, including a business development company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.

Derivatives Risk.  The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small-cap stocks in the hope of earning above-average capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous managers for the period prior to August 1, 2004. Since August 1, 2004, Goldman Sachs Asset Management, L.P. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
31.40%	-25.20%
06/30/03	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
Small Cap Value Fund	0.87%	2.28%	8.58%
Russell 2000 Value Index (reflects no deduction for expenses and taxes)	-5.50%	-1.87%	6.40%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Goldman Sachs Asset Management, L.P.

Portfolio Managers

Sally Pope Davis, Managing Director of Goldman, has served as portfolio manager of the Fund since January 2006. Robert Crystal, Managing Director of Goldman, has served as portfolio manager of the Fund since March 2006. J. Kelly Flynn, Managing Director of Goldman, has served as portfolio manager of the Fund since August 2004. Sean A. Butkus, Vice President of Goldman, has served as portfolio manager of the Fund since February 2012.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  SMALL CAP INDEX FUND

Investment Objective	The investment objective of the Small Cap Index Fund (the “Fund”) is to seek to replicate the returns and characteristics of a small cap index.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	0.97%
Less Fee Waivers	(0.36%	)*
Total Annual Fund Operating Expenses After Fee Waivers	0.61%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.55% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$62	$195	$340	$762

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund’s investments in small capitalization companies may include micro-capitalization companies. The Fund is not sponsored, endorsed, sold or promoted by Russell Investments.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk.  Historically, small-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Investment Style Risk.  In addition, the Fund is subject to the risk that its principal market segment, small capitalization companies, may underperform compared to other market segments or the equity markets as a whole.

Other Investment Company Risk.  When the Fund invests in another investment company, including a business development company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. While the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Derivatives Risk.  The Fund’s use of futures is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap common stocks in the hope of achieving returns similar to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.47%	-21.94%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Small Cap Index Fund	-4.51%	1.89%
Russell 2000 Index (reflects no deduction for expenses and taxes)	-4.18%	1.59%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Managing Directors of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  DEVELOPED INTERNATIONAL INDEX FUND

Investment Objective	The investment objective of the Developed International Index Fund (the “Fund”) is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.71%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.02%
Less Fee Waivers	(0.42%	)*
Total Annual Fund Operating Expenses After Fee Waivers	0.60%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.59% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc.

The Sub-Adviser does not manage the Fund according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a “passive” investment approach, attempting to replicate the investment performance of its benchmark Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into forward foreign currency exchange contracts in an attempt to match the Index’s currency exposures.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk.  As an index fund, the Fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

Sampling Risk.  The Fund may not fully replicate its benchmark index and may hold securities not included in the index. As a result, the Fund is subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the Fund may utilize a sampling approach, it may not track the return of the index as well as it would if the Fund purchased all of the securities in the benchmark index.

Depositary Receipt Risk.  ADRs and GDRs are subject to the risks associated with investing directly in foreign securities. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including ADRs and GDRs, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Concentration Risk.  To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, securities of companies located in developed international countries, may underperform compared to other market segments or the equity markets as a whole.

Derivatives Risk.  The Fund’s use of futures and forwards is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in international securities in the hope of achieving returns similar to that of the Index.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
25.12%	-20.12%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Developed International Index Fund	-12.61%	-4.31%
MSCI EAFE Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	-11.73%	-3.65%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

SSgA Funds Management, Inc.

Portfolio Managers

Lynn Blake and John Tucker, both Managing Directors of SSgA Funds Management, Inc., have served as portfolio managers of the Fund since August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  INTERNATIONAL EQUITY FUND

Investment Objective	The investment objective of the International Equity Fund (the “Fund”) is to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.20%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$381	$660	$1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Sub-Adviser employs bottom-up stock and business analysis to identify high-quality growth companies. Typically, these companies tend to be well managed with the following attributes: consistent operating histories and financial performance; favorable long-term economic prospects; free cash flow generation; and competent management that can be counted on to use cash flow wisely, and channel the reward from the business back to its shareholders. The Sub-Adviser’s goal is to construct a portfolio of high-quality growth companies in the developed markets of Europe and the Pacific Basin. With approximately 40-60 stocks, the Fund seeks to be well diversified and will have investments in at least 10 countries and 5 sectors at all times. The Fund may invest in securities of companies in emerging and developing markets. The Fund may, but is not required to, undertake hedging activities and may invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques to hedge currency risks associated with the purchase of individual securities denominated in a foreign currency.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, international equity securities, may underperform compared to other market segments or the equity markets as a whole.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Preferred Stock Risk.  Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Warrant Risk.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Derivatives Risk.  The Fund’s use of forwards is subject to market risk, leverage risk, correlation risk, liquidity risk, credit risk and valuation risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is the risk that the counterparty to a derivatives contract will default or otherwise become unable to honor a financial obligation. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of international investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
20.28%	-19.10%
12/31/04	09/30/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	10 Years
International Equity Fund	0.91%	-0.77%	8.58%
MSCI EAFE Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	-11.73%	-4.26%	5.12%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Vontobel Asset Management, Inc.

Portfolio Manager

Rajiv Jain, Managing Director of Vontobel, has served as the portfolio manager of the Fund since February 2002.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  EMERGING MARKETS EQUITY FUND

Investment Objective	The investment objective of the Emerging Markets Fund (the “Fund”) is to seek to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	1.18%
Distribution (12b-1) Fees	None
Other Expenses	0.73%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.92%
Less Fee Waivers	(0.06%	)*
Total Annual Fund Operating Expenses After Fee Waivers	1.86%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 1.85% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$189	$585	$1,006	$2,180

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The Sub-Adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The Sub-Adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

Currently, investing in issuers in many emerging countries is not feasible or may involve unacceptable political risks. The Fund emphasizes investment in those emerging countries whose economies are developing strongly and whose markets are becoming more sophisticated.

The Sub-Adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The Sub-Adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The Sub-Adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts. The Fund may invest in securities of micro-, small- and medium-capitalization companies. The Fund may invest in derivative instruments, principally futures, options, swaps and forward foreign currency exchange contracts. The Fund principally uses these derivative instruments for hedging, risk management, portfolio management and to earn income. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Convertible Securities Risk.  The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increase as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be subject to prepayment risk similar to fixed income securities.

Emerging Market Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with the custody of securities. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in emerging market countries.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of emerging market companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Other Investment Company Risk.  When the Fund invests in another investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the Fund owns do not extend to shares of the Fund.

Derivatives Risk.  The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested.

Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and the Fund will bear a proportionate share of those expenses.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in emerging market equity securities in the hope of achieving capital appreciation.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
34.74%	-19.38%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Emerging Markets Equity Fund	-18.44%	-0.96%
MSCI Emerging Markets Index (reflects no deduction for expenses and taxes and is gross of withholding taxes on foreign dividends)	-18.17%	1.48%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Morgan Stanley Investment Management, Inc.

Portfolio Managers

Ruchir Sharma, a Managing Director, has served as a portfolio manager of the Fund since August 2008. James Cheng, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Paul Psaila, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Eric Carlson, a Managing Director, has served as a portfolio manager of the Fund since its inception in August 2008. Ana Cristina Piedrahita, an Executive Director, has served as a portfolio manager of the Fund since its inception in August 2008.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  REAL ESTATE SECURITIES FUND

Investment Objective	The investment objective of the Real Estate Securities Fund (the “Fund”) is to achieve a high total return consistent with reasonable investment risks.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.70%
Distribution (12b-1) Fees	None
Other Expenses	0.30%
Total Annual Fund Operating Expenses	1.00%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$318	$552	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”). This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund considers companies real estate companies if such companies (i) derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) have at least 50% of their assets in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to shareholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to its shareholders. REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment similar to that of U.S. REITs. The Fund retains the ability to invest in real estate companies of any market capitalization. The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. In managing the Fund’s portfolio, the Sub-Adviser adheres to an integrated, bottom-up, relative value investment process.

The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower Fund performance.

Principal Risks of Investing

Market Risk.  Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Real Estate Securities Risk.  The Fund has a policy of concentrating its investments in real estate companies, including REITs. As such, the Fund is subject to risks associated with the direct ownership of real estate securities and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. Any geographic concentration of the Fund’s real estate related investments could result in the Fund being subject to the above risks to a greater degree.

REITs Risk.  The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. For example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses.

Concentration Risk.  The Fund’s investments will be concentrated in securities issued by real estate companies, which means compared to a non-concentrated fund, it invests a higher percentage of its assets in the real estate sector of the market. As a result, the economic, political and regulatory developments in that sector have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

Micro-Cap Risk.  Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements than small cap companies.

Foreign Investment Risk.  The Fund’s investments in securities of foreign issuers, including depositary receipts, may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Currency Risk.  As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Investment Style Risk.  The Fund is subject to the risk that its principal market segment, equity securities of real estate companies, may underperform compared to other market segments or the equity markets as a whole.

Portfolio Turnover Risk.  The Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of real estate and real estate related investing in the hope of realizing capital appreciation while diversifying their investment portfolio.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. They represent the performance of the Fund’s previous manager for the period prior to May 1, 2011. Since May 1, 2011, Cohen & Steers Capital Management, Inc. has been responsible for the Fund’s day-to-day portfolio management. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
30.58%	-40.76%
09/30/09	12/31/08

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	5 Years	Since Inception on May 1, 2002
Real Estate Securities Fund	7.04%	-3.34%	8.20%
FTSE NAREIT Equity REIT Index (reflects no deduction for expenses and taxes)	8.29%	-1.42%	9.57%

Investment Adviser

Independence Capital Management, Inc.

Investment Sub-Adviser

Cohen & Steers Capital Management, Inc.

Portfolio Managers

Martin Cohen is Co-Chairman and Co-CEO of Cohen & Steers and has served as a portfolio manager of the Fund since May 2011. Robert H. Steers is a Co-Chairman and Co-CEO of Cohen & Steers and has served as portfolio manager of the Fund since May 2011. Joseph M. Harvey is President and CIO of Cohen & Steers and has been a portfolio manager of the Fund since May 2011. Jon Cheigh is a Senior Vice President of Cohen & Steers and has been a portfolio manager of the Fund since May 2011.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Aggressive Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.93%
Total Annual Fund Operating Expenses	1.31%
Less Fee Waivers	(0.05%	)*
Total Annual Fund Operating Expenses After Fee Waivers	1.26%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$400	$692	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	85% - 100%
Fixed Income and Money Market Funds	0% - 15%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small- and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities an underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
17.31%	-16.51%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Aggressive Allocation Fund	-3.66%	0.51%
Russell 3000 Index (reflects no deduction for expenses and taxes)	1.03%	1.62%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	7.84%	7.19%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  MODERATELY AGGRESSIVE ALLOCATION FUND

Investment Objective	The investment objective of the Moderately Aggressive Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.87%
Total Annual Fund Operating Expenses	1.19%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	70% - 100%
Fixed Income and Money Market Funds	0% - 30%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund's overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
14.49%	-13.53%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Moderately Aggressive Allocation Fund	-1.80%	3.31%
Russell 3000 Index (reflects no deduction for expenses and taxes)	1.03%	1.62%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	7.84%	7.19%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  MODERATE ALLOCATION FUND

Investment Objective	The investment objective of the Moderate Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.78%
Total Annual Fund Operating Expenses	1.10%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund's target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	50% - 70%
Fixed Income and Money Market Funds	30% - 50%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying Fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
11.68%	-9.29%
6/30/09	9/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Moderate Allocation Fund	0.65%	3.06%
Russell 3000 Index (reflects no deduction for expenses and taxes)	1.03%	1.61%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	7.84%	7.09%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  MODERATELY CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Moderately Conservative Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.23%
Acquired Fund Fees and Expenses	0.69%
Total Annual Fund Operating Expenses	1.02%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	30% - 50%
Fixed Income and Money Market Funds	50% - 70%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Russell 3000 Index. The Russell 3000 Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
8.62%	-5.34%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Moderately Conservative Allocation Fund	2.72%	3.68%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	1.03%	1.61%
Russell 3000 Index (reflects no deduction for expenses and taxes)	7.84%	7.09%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

FUND SUMMARY:  CONSERVATIVE ALLOCATION FUND

Investment Objective	The investment objective of the Conservative Allocation Fund (the “Fund”) is to seek to achieve long-term capital growth and current income consistent with its asset allocation strategy.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Investment Advisory Fees	0.10%
Distribution (12b-1) Fees	None
Other Expenses	0.24%
Acquired Fund Fees and Expenses	0.60%
Total Annual Fund Operating Expenses	0.94%
Less Fee Waivers	(0.01%	)*
Total Annual Fund Operating Expenses After Fee Waivers	0.93%

*	Penn Mutual and the Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual operating expenses of the Fund from exceeding 0.33% of average daily net assets. This agreement is limited to the Fund’s direct operating expenses and, therefore, does not apply to “Acquired Fund Fees and Expenses.” Further, this agreement is expected to continue for the life of the Fund and it may only be terminated with the approval of the Company’s Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs would be the same whether you stayed in the Fund or sold your shares at the end of each period. Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

The Fund has its own distinct target portfolio allocation and is designed to accommodate specific investment goals and risk tolerances. Through its investments in the underlying funds, the Fund’s target allocation is intended to allocate the Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

In determining the asset allocation of the Fund, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Fund. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on the Fund’s investment objective.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations listed below. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Class	Target Asset Allocation
Equity Funds	20% - 40%
Fixed Income and Money Market Funds	60% - 80%

The Adviser reserves the right to modify the Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance the Fund’s investments in the underlying funds to bring the Fund back within its target range.

Principal Risks

Asset Allocation Risk.  The Fund’s particular asset allocation can have a significant effect on performance. The Fund manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, the Fund’s performance could suffer if a particular asset class does not perform as expected.

Market Risk.  Equity and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the Fund will fluctuate, which means that you could lose money.

Underlying Fund Investment Risk.  The Fund purchases shares of the underlying funds. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in the Fund is based primarily on the prices of the underlying funds that the Fund purchases. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and underlying fund allocation.

Investment Risk.  An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

Equity Risk.  The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Cap Risk.  Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments — small-cap stocks, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding large-cap stocks.

Small-and Mid-Cap Risk.  Historically, small- and mid-cap stocks have been riskier than large-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small- and mid-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies.

“Growth” Investing Risk.  Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” Investing Risk.  An underlying fund that employs a “value” style of investing could suffer losses or produce poor results relative to other funds, even in a rising market, if the adviser’s or sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong.

Foreign Investment Risk.  An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs.

Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Interest Rate Risk.  The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates.

Credit Risk.  The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

High Yield Bond Risk.  Investing in fixed income securities rated below investment grade (high yield or junk bonds) involves additional risks, including credit risk. High yield bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor its obligations.

Prepayment and Extension Risk.  Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

U.S. Government Securities Risk.  Some of the U.S. government securities that an underlying fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Also, any government guarantees on securities the underlying fund owns do not extend to shares of the underlying fund.

Derivatives Risk.  An underlying fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Liquidity risk is described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the underlying fund’s share price and may also cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. An underlying fund’s use of forwards and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the underlying fund to lose more than the principal amount invested.

Portfolio Turnover Risk.  Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance.

Liquidity Risk.  A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

Direct Investment Risk.  The Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. The Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and such risks are summarized above.

Performance Information

The bar chart and table below show the performance of the Fund both year-by-year and as an average over different periods of time. The bar chart and table demonstrate the variability of performance over time and provide an indication of the risks and volatility of an investment in the Fund by showing how the Fund’s average annual total returns for various periods compare with those of a broad-based securities market index and one additional index, the Russell 3000 Index. The Russell 3000 Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the underlying funds. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund’s overall performance. Past performance does not necessarily indicate how the Fund will perform in the future. This performance information does not include the impact of any charges deducted under your insurance contract. If it did, returns would be lower.

Best Quarter	Worst Quarter
5.26%	-1.37%
06/30/09	09/30/11

Average Annual Total Return (for Periods Ended December 31, 2011)
	1 Year	Since Inception on August 25, 2008
Conservative Allocation Fund	3.92%	4.23%
Barclays Capital US Aggregate Bond Index (reflects no deduction for expenses and taxes)	1.03%	1.61%
Russell 3000 Index (reflects no deduction for expenses and taxes)	7.84%	7.09%

Investment Adviser

Independence Capital Management, Inc.

Portfolio Managers

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., has served as co-portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and Other Financial Intermediaries

For important information about the purchase and sale of Fund shares, tax information and payments to insurance companies and other financial intermediaries, please turn to the “Additional Fund Summary Information” section on page 135 of this prospectus.

ADDITIONAL FUND SUMMARY INFORMATION

Purchase and Sale of Fund shares

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and redeem amounts to, and from, the separate accounts.

Tax Information

The Funds expect all net investment income and net realized capital gains of the Funds to be distributed to the Penn Mutual and PIA separate accounts at least annually and reinvested in the distributing Fund. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. For information on federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to Penn Mutual and PIA for separate accounts they establish to fund variable life insurance and variable annuity contracts. The Funds and their related companies may make payments to Penn Mutual and PIA (or their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing Penn Mutual and PIA or other financial intermediary or your sales person to recommend a variable contract that offers the Funds over another investment. Ask your salesperson or your financial intermediary for more information. The prospectus for your variable contract may also contain additional information about these payments.

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ADDITIONAL INFORMATION

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is an investment company that provides investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series offers 29 different portfolios advised by Independence Capital Management, Inc. (“ICMI”) and, in the case of certain Funds, sub-advised by T. Rowe Price Associates, Inc., Lord Abbett & Co. LLC, Cohen & Steers Capital Management, Inc., Goldman Sachs Asset Management, L.P., Vontobel Asset Management, Inc., Neuberger Berman Management LLC, Turner Investments, L.P., Wells Capital Management Incorporated, Eaton Vance Management, AllianceBernstein L.P., Morgan Stanley Investment Management, Inc., Allianz Global Investors Capital LLC, OppenheimerFunds, Inc. and SSgA Funds Management, Inc.

Temporary Investing:  When a Fund’s Adviser or Sub-Adviser believes that changes in economic, financial or political conditions warrant, each Fund, except for the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, may invest without limit in money market instruments and other short-term fixed income securities. When a Fund engages in such activities, it may not achieve its investment objective. If a Fund incorrectly predicts the effects of these changes, such defensive investments may adversely affect Fund performance.

Index 500 Fund:  “S&P 500 Index” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Penn Series Funds, Inc. The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Index 500 Fund.

Investment Objectives of the Funds:  Each Fund’s investment objective may be changed by the Company’s Board of Directors without the approval of shareholders.

More Information About the Principal Investment Strategy and Principal Risks of the Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds: Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund (each, a “Lifestyle Fund” and, collectively, the “Lifestyle Funds”).

Principal Investment Strategy

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are

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more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the Adviser’s opinion, enhance the return potential of the Lifestyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus. The Adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may also affect a Lifestyle Fund's actual allocations. Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Equity Funds	85%-100%	70%-100%	50%-70%	30%-50%	20%-40%
Penn Series Flexibly Managed Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Growth Stock Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Large Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Index 500 Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Mid Core Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series SMID Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%

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Target Asset Allocation
Asset Classes and Underlying Funds	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Penn Series SMID Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Growth Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Value Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Small Cap Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series International Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Developed International Index Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Emerging Markets Equity Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Penn Series Real Estate Securities Fund	0%-30%	0%-30%	0%-20%	0%-20%	0%-15%
Fixed Income and Money Market Funds	0%-15%	0%-30%	30%-50%	50%-70%	60%-80%
Penn Series Quality Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series Limited Maturity Bond Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%
Penn Series High Yield Bond Fund	0%-15%	0%-30%	0%-30%	0%-30%	0%-30%
Penn Series Money Market Fund	0%-15%	0%-30%	0%-50%	0%-70%	0%-80%

The Adviser reserves the right to modify a Lifestyle Fund’s target asset allocations and to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance each Lifestyle Fund’s investments in the underlying funds to bring the Lifestyle Fund back within its target range.

Each Lifestyle Fund’s investment performance is directly related to the investment performance of the underlying funds. Because the underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each underlying fund prior to investing in the Lifestyle Funds. A description of the investment strategy of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus.

Principal Risks

An investment in the Lifestyle Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and, with respect to each Lifestyle Fund except for the Aggressive Allocation Fund, current income.

The Lifestyle Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the underlying funds’ assets among the various asset classes and market segments will cause the Lifestyle Funds to underperform other funds with a similar investment objective.

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The Lifestyle Funds purchase shares of the underlying funds. When the Lifestyle Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses.

Through their investments in the underlying funds, the Lifestyle Funds will be subject to the risks associated with the underlying funds’ investments. A summary of the principal risks of each underlying fund can be found in such underlying fund’s “Fund Summary” section of this Prospectus. Please see “More Information About the Principal Risks of Investing in the Penn Series Funds” section for a more detailed description of these risks.

Each Lifestyle Fund has a different level of risk and the amount of risk is relative to such Lifestyle Fund’s target asset allocation. The following risk spectrum is designed to provide investors with a general overview of the relative risk characteristics of each Lifestyle Fund under normal market circumstances.

Each Lifestyle Fund may invest a portion of its assets directly in equity and fixed income securities and cash equivalents, including money market securities. Each Lifestyle Fund’s direct investment in these securities is subject to the same or similar risks as those described for an underlying fund’s investment in the same security, and an overview of such risks is provided below.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Lifestyle Funds.

More Information About the Principal Risks of Investing in the Penn Series Funds

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are summarized in each Fund’s “Fund Summary” section and are described in more detail in this section. Through their investments in other Penn Series Funds, the Penn Series Lifestyle Funds will be subject to the risks

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associated with those Penn Series Funds, in addition to the Lifestyle Funds’ own principal risks. The degree to which the risks described below apply to a particular Penn Series Lifestyle Fund varies according to its asset allocation, which is described in its investment strategy section above. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund.

Asset Allocation Risk.  The particular asset allocation of the Balanced Fund and each Lifestyle Fund can have a significant effect on performance. Each of these Funds manages its allocation with long-term performance in mind, and does not seek any particular type of performance in the short-term. Because the risks and returns of different asset classes can vary widely over any given time period, each of these Fund’s performance could suffer if a particular asset class does not perform as expected.

Asset-Backed Securities Risk.  Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk.  Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds’ ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Concentration Risk.  To the extent a Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry. As a result, the economic, political and regulatory developments in that industry will have a greater impact on the Fund’s net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

Convertible Securities Risk.  Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (“junk bond”) or are not rated, and are subject to credit risk and prepayment risk, which are discussed below.

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Corporate Debt Securities Risk.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk.  A Fund could lose money if an issuer or guarantor of a bond, or the counterparty to a derivatives contract, held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Discontinuation of these payments could substantially adversely affect the market value of the security. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. High yield or junk bonds are considered speculative with respect to their issuers’ ability to make timely payments or otherwise honor their obligations.

Currency Risk.  As a result of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. A sub-adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the sub-adviser cannot guarantee that it will succeed in doing so. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the sub-adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Depositary Receipt Risk.  American Depository Receipts (“ADRs”), are dollar-denominated depository receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (“GDRs”) are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depository receipts generally bear all the costs associated with establishing unsponsored depository receipts. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts.

Derivatives Risk.  A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the Fund to lose more than the principal amount invested. The principal risks of the principal types of derivatives used by the Funds are described below:

Forward Contracts Risk.  A forward contract involves a negotiated obligation to purchase or sell a specific security at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and (iii) forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

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Futures Risk.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The risks of futures include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the adviser or sub-adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options Risk.  Certain Funds may purchase and write put and call options and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. Risks associated with options transactions include: (i) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; and (ii) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Investments in options are also subject to leverage risk and liquidity risk, each of which is further described elsewhere in this section.

Swap Agreements Risks.  Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or

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underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate.

Emerging Markets Risk.  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk.  The prices of equity securities in which the Funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. Common stock in which the Funds invest represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Foreign Real Estate Company Risk.  Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Foreign Securities Risk.  A Fund’s investments in securities of foreign issuers, including ADRs and GDRs, involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, a Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Forward Commitment Risk.  A forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Typically, no interest accrues to the purchaser until the security is delivered. When a Fund purchases a security in a forward commitment transaction, payment for the security is not required until the delivery date. However, the Fund

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assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security in a forward commitment transaction, the Fund does not participate in further gains or losses with respect to the security. Purchasing or selling securities on a forward commitment basis also involves the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Growth Investing Risk.  Certain of the Funds may pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

High Yield Bond Risk.  Investing in high yield or junk bonds involves risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the credit risk of a Fund investing in high yield or junk bonds increases when the U.S. economy slows or enters a recession. The share price of a Fund investing in high yield or junk bonds is expected to be more volatile than the share price of a fund investing in higher quality securities, which react primarily to the general level of interest rates. In addition, the trading market for lower quality bonds may be less active and less liquid, that is, the adviser or sub-adviser may not be able to sell bonds at desired prices and large purchases or sales of certain high yield bond issues can cause substantial price swings. As a result, the price at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. Because better-quality junk bonds follow the higher grade bond market to some extent, if a Fund focuses on BB-rated bonds by S&P and Ba-rated bonds by Moody’s (i.e., better-quality junk bonds), the Fund may be more vulnerable to interest rate risk as compared to credit risk. However, if a Fund’s focus is on bonds rated B and lower by Moody’s and S&P (i.e., lower-quality junk bonds), the Fund may be more vulnerable to credit risk as compared to interest rate risk.

Interest Rate Risk.  The value of a Fund’s fixed income securities will vary inversely with changes in interest rates. A decrease in interest rates will generally result in an increase in value of the Fund. Conversely, during periods of rising interest rates, the value of the Fund will generally decline. Longer term fixed income securities tend to experience larger changes in value than shorter term securities because they are more sensitive to interest rate changes. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates as compared to a portfolio with a higher duration.

Investment Risk.  An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund may experience losses with respect to its investments. Further, there is no guarantee that a Fund will be able to achieve its objective.

IPOs Risk.  IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to a Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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Large- and Mid-Cap Company Risk.  Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

Leverage Risk.  Certain Fund transactions, such as futures, options, swaps and forwards, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk.  Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a Fund’s investments will fluctuate, which means that the Fund could lose money on its investments.

Mortgage-Backed Securities Risk.  Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a Fund’s mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. The privately issued mortgage-backed securities in which a Fund may invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury.

Other Investment Company Risk.  When a Fund invests in another investment company, including a business development company or an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the other investment company’s expenses. Therefore, it may be more costly to own an investment company than to own the underlying securities directly. The risks of owning shares of an investment company generally reflect the risks of owning the underlying securities directly. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Portfolio Turnover Risk.  A Fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower the Fund’s performance.

Preferred Stock Risk.  Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund’s investment. The rights of preferred stocks on the distribution of a

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corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment and Extension Risk.  A Fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Real Estate Securities Risk.  Although the Real Estate Securities Fund may not invest directly in real estate, it has a policy of concentrating its investments in securities issued by real estate companies, including REITs. As such, the Real Estate Securities Fund is subject to the risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. A Fund that invests, but does not concentrate, in securities issued by real estate companies will be subject to the risks associated with the direct ownership of real estate to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

REITs Risk.  A Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are described above. REITs are also subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to a Fund. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and a Fund will bear a proportionate share of those expenses.

Repurchase Agreement Risk.  A repurchase agreement is an agreement under which a Fund acquires a fixed income security from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, a Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Sampling Risk.  With respect to the Index 500 Fund, Small Cap Index Fund and Developed International Index Fund, each of these Funds may not fully replicate its benchmark index and may hold securities not included in its

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index. As a result, these Funds are subject to the risk that the Sub-Adviser’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each of these Funds may utilize a sampling approach, each Fund may not track the return of its index as well as it would if the Fund purchased all of the securities in its benchmark index.

Small- and Micro-Cap Company Risk.  Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. These risks are even greater for the micro-cap companies that the underlying funds may own. Micro-cap companies are followed by relatively few securities analysts and there tends to be less information about them. Their securities generally have limited trading volumes and are subject to even more abrupt, erratic price movements. Micro-cap companies are even more vulnerable to adverse business and market developments.

Tracking Error Risk.  Certain Funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of a Fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, a Fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. A Fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of a Fund, operating expenses and trading costs all affect the ability of the Fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs. It is anticipated that the correlation of a Fund’s performance to that of its index will increase as the size of the Fund grows to critical mass.

Underlying Fund Investment Risk.  The Balanced Fund and each Lifestyle Fund purchases shares of underlying funds. When these Funds invest in an underlying fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the underlying fund’s expenses. The value of your investment in these Funds is based primarily on the prices of the underlying funds that these Funds purchase. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the Balanced Fund or a Lifestyle Fund, investors should assess the risks associated with the underlying funds in which these Funds may invest and the types of investments made by those underlying funds. Each of these Funds’ exposure to a particular risk will be proportionate to such Fund’s overall asset allocation and underlying fund allocation.

Unseasoned Company Risk.  Unseasoned companies do not have an established financial history, and securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Securities Risk.  Some of the U.S. government securities that the Funds invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Securities such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Others, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the Funds own do not extend to shares of the Funds.

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Value Investing Risk.  Certain of the Funds may pursue a “value style” of investing. Value investing focuses on companies whose stocks appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If a Fund’s investment adviser’s (or sub-adviser’s) assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Warrant Risk.  A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

MANAGEMENT

Investment Adviser

Independence Capital Management, Inc.  Independence Capital Management, Inc. (“ICMI”) serves as investment adviser to each of the Funds. ICMI is a wholly-owned subsidiary of Penn Mutual, a life insurance company that has been in the insurance and investment business since the late 1800s. Penn Mutual and its subsidiaries currently have assets under management of over $65.1 billion. ICMI was organized in June 1989 and their office is located at 600 Dresher Road, Horsham, Pennsylvania 19044. As of December 31, 2011, ICMI serves as investment adviser for about $5.2 billion of investment assets.

ICMI provides day-to-day portfolio management services for the Money Market, Limited Maturity Bond and Quality Bond Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., has primary responsibility for the day-to-day portfolio management of the Money Market, Limited Maturity Bond and Quality Bond Funds. He has served as portfolio manager of the Money Market and Quality Bond Funds since November 1992 and the Limited Maturity Bond Fund since its inception in May 2000. Mr. Sherman, with over 32 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

ICMI provides day-to-day portfolio management services for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds.

Peter M. Sherman, President and Portfolio Manager of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Sherman, with over 32 years of investment experience, also serves as Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company.

Keith G. Huckerby, Vice President of Independence Capital Management, Inc., is a co-manager for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds. Mr. Huckerby, with over 16 years in the investment management industry, also serves as Assistant Vice President of The Penn Mutual Life Insurance Company where he has worked since 1994.

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In addition, ICMI provides investment advisory services to the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds through sub-advisers that are selected to manage the Funds.

Manager of Managers Structure.  ICMI acts as “manager of managers” for each of the sub-advised Funds. This means that shareholders of each Fund have authorized ICMI, subject to the supervision and approval of the Company’s Board of Directors, to hire and terminate sub-advisers without shareholder approval. ICMI remains responsible for the performance of the Funds, as it recommends hiring or replacing sub-advisers to the Company’s Board of Directors. Each sub-adviser makes investment decisions for the Fund it manages. ICMI oversees the sub-advisers to monitor compliance with the Fund’s investment policies and guidelines and adherence to its investment style.

In its capacity as “manager of managers,” ICMI currently has hired sub-advisers to manage the assets of the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Large Core Growth, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, SMID Cap Growth, SMID Cap Value, Small Cap Index, Developed International Index and Emerging Markets Equity Funds. While ICMI currently directly manages the assets of the Money Market, Quality Bond, Limited Maturity Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds, it may hire sub-advisers to manage the assets of these Funds in the future without shareholder approval.

Sub-Advisers

T. Rowe Price Associates, Inc.  T. Rowe Price Associates, Inc. (“Price Associates”) is sub-adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds. As sub-adviser, Price Associates provides day-to-day portfolio management services to the Funds. Price Associates was incorporated in 1947 as successor to the investment counseling firm founded by the late Mr. Thomas Rowe Price, Jr. in 1937. T. Rowe Price Group, Inc. owns 100% of the stock of Price Associates. Its corporate home office is located at 100 East Pratt Street, Baltimore, Maryland, 21202. Price Associates serves as investment adviser to a variety of individual and institutional investors accounts, including other mutual funds. As of December 31, 2011, Price Associates and its affiliates managed more than $489.5 billion of assets for individual and institutional investors, retirement plans and financial intermediaries.

David Giroux is Chairman of the Investment Advisory Committee for the Flexibly Managed Fund. Mr. Giroux is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. He earned a B.A. in finance and political economy, magna cum laude, from Hillsdale College. David has also earned the Chartered Financial Analyst accreditation.

Mark J. Vaselkiv is Chairman of the Investment Advisory Committee for the High Yield Bond Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Fixed Income Group, heading taxable high-yield bond management. Prior to joining the firm in 1988, Mark was employed as a Vice President, analyzing and trading high-yield debt securities for Shenkman Capital Management, Inc., New York, and a Private Placement Credit Analyst in the Capital Markets Group of Prudential Insurance Company. Mark earned a B.A. in Political Science from Wheaton College, Illinois, and an M.B.A. in finance from New York University.

P. Robert Bartolo is Chairman of the Investment Advisory Committee for the Large Growth Stock Fund. Mr. Bartolo is a vice president of T. Rowe Price Associates, Inc. and is a Portfolio Manager in the Equity Division. He joined the firm in August 2002 after serving as a summer intern in 2001, analyzing satellite communications

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companies. Prior to this, Mr. Bartolo was director of finance for MGM Mirage, Inc. Mr. Bartolo earned a B.S. in Accounting from the University of Southern California and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Bartolo is a Certified Public Accountant and has also earned the Chartered Financial Analyst accreditation.

Lord, Abbett & Co. LLC.  Lord, Abbett & Co. LLC (“Lord Abbett”) is sub-adviser to the Mid Core Value Fund. As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Fund. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, with assets under management of approximately $107.4 billion in 57 mutual funds and other advisory accounts as of December 31, 2011.

The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

The team is headed by Robert P. Fetch, Partner and Director. Mr. Fetch joined Lord Abbett in 1995 and established Lord Abbett’s micro cap, small cap, small-mid cap and multi cap value investment strategies. Mr. Fetch has been a portfolio manager for the Fund since February 2009. Assisting Mr. Fetch is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007 and has been a portfolio manager of the Fund since June 2008. Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

OppenheimerFunds, Inc.  OppenheimerFunds, Inc. (“Oppenheimer”) is sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer provides day-to-day portfolio management services to the Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. Oppenheimer is a registered investment adviser and is a fully owned subsidiary of Oppenheimer Acquisition Corp. (OAC). OAC is majority owned by Massachusetts Mutual Life Insurance Company (MML), which is in turn part of the MassMutual Financial Group. MML, one of the largest mutual life insurance companies in the United States, owns approximately 99% of the outstanding common stock of OAC, with the remainder owned by officers and directors of Oppenheimer and its subsidiaries. Oppenheimer and its controlled affiliates offer a broad range of products and services to individuals, corporations and institutions, including mutual funds, separately managed accounts, investment management for institutions, qualified retirement plans and subadvisory investment-management services.

Mitch Williams, CFA, is primarily responsible for the day-to-day management of the Large Cap Value Fund’s investments. Mr. Williams has been a Vice President of Oppenheimer since July 2006 and was a Senior Research Analyst of Oppenheimer since April 2002.

Cohen & Steers Capital Management, Inc.  Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), a registered investment adviser, located at 280 Park Avenue, New York, New York 10017, is the sub-adviser to the Real Estate Securities Fund. As sub-adviser, Cohen & Steers provides day-to-day portfolio management services to the Fund. Cohen & Steers is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.” As of December 31, 2011, Cohen & Steers managed $41.3 billion in assets. Cohen & Steers was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds.

Cohen & Steers utilizes a team-based approach in managing the Fund. Martin Cohen, Robert H. Steers and Joseph M. Harvey are the leaders of this team. John Cheigh directs and supervises the execution of the Fund’s investment strategy.

Mr. Cohen is co-chairman and co-chief executive officer of Cohen & Steers and CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Steers is co-chairman and co-chief executive officer of Cohen & Steers and

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CNS, and vice president of Cohen & Steers Securities, LLC. Mr. Harvey joined Cohen & Steers in 1992 and currently serves as president and chief investment officer of Cohen & Steers and president of CNS. Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as a senior vice president of the Cohen & Steers and CNS. He joined Cohen & Steers in 2005. Prior to joining Cohen & Steers, Mr. Cheigh was a vice president and senior research analyst for Security Capital Group.

Wells Capital Management Incorporated.  Wells Capital Management Incorporated (“WellsCap”) is sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund. As sub-adviser, WellsCap provides day-to-day portfolio management services to the Funds. WellsCap is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. As of December 31, 2011, WellsCap and its affiliates had approximately $330.9 billion in assets under management.

WellsCap uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund and the SMID Cap Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund and the SMID Cap Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at WellsCap. Mr. Pence founded the team in 1992 while employed with Conseco Capital Management.

Turner Investments, L.P.  Turner Investments, L.P. (“Turner”) is sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of December 31, 2011, Turner had approximately $13.4 billion in assets under management.

Christopher McHugh is responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh is the lead manager for the Fund. Mr. McHugh is Vice Chairman and Senior Portfolio Manager of Turner and co-founded Turner in 1990.

Robert Turner, CFA, is responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Turner is the lead manager for the Fund. Mr. Turner is Chairman and Chief Investment Officer and co-founded Turner in 1990.

Neuberger Berman Management LLC.  Neuberger Berman Management LLC (“Neuberger Berman”) is sub-adviser to the Mid Cap Value Fund. As sub-adviser, Neuberger Berman provides investment management services to the Fund. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York, 10158. As of December 31, 2011, Neuberger Berman and its affiliates had approximately $193 billion in assets under management. Neuberger Berman is a wholly-owned subsidiary of Neuberger Berman Holdings LLC.

Michael C. Greene is a Managing Director of Neuberger Berman and Neuberger Berman LLC. Mr. Greene joined the firm in 2008. He has been the portfolio manager of the Fund since December 2011. Prior to joining the firm, Mr. Greene was chief executive officer and chief investment officer from 1985 to 2008 at another investment adviser that was acquired by Neuberger Berman in 2008.

Allianz Global Investors Capital LLC.  Allianz Global Investors Capital LLC is sub-adviser to the Small Cap Growth Fund. As sub-adviser, Allianz Global Investors Capital LLC provides day-to-day portfolio management services to the Fund. Allianz Global Investors Capital LLC is a Delaware limited liability company and is a registered investment adviser under the Investment Advisers Act of 1940. Its principal place of business is 1633 Broadway, New York, NY 10019. Allianz Global Investors Capital LLC had assets under management of $46.4 billion as of December 31, 2011.

Michael Corelli serves as the portfolio manager of the Fund. Mr. Corelli is portfolio manager for Allianz Global Investors Capital’s Small Cap Growth strategy, as well as for the firm’s SMID Growth Focus strategy. He has been a member of the Small Cap Growth team since its inception in early 1999, and spent four years as a senior analyst

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on the team prior to becoming portfolio manager in early 2003. Prior to joining the firm, he spent six years at Bankers Trust working on the small and mid cap growth strategies. Mr. Corelli holds a B.A. from Bucknell University.

Goldman Sachs Asset Management, L.P.  Goldman Sachs Asset Management, L.P. (“GSAM”) is sub-adviser to the Small Cap Value Fund. As sub-adviser, GSAM provides day-to-day portfolio management services to the Fund. GSAM is located at 200 West Street, New York, New York 10282-2198 and was registered as an investment adviser in 1990. GSAM is a wholly-owned direct and indirect subsidiary of The Goldman Sachs Group, Inc. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with units of the Investment Management Division of Goldman, Sachs & Co., managed approximately $705.8 billion in assets as of December 31, 2011. GSAM’s U.S. Value Team is responsible for the day-to-day management of the Fund.

GSAM’s portfolio managers, aided by research analysts, are organized by industry, focusing on a particular area of expertise. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio manager responsible for that particular industry.

Co-lead Portfolio Managers Robert Crystal and Sally Pope Davis oversee the portfolio construction monitoring and investment research for the small cap value strategy.

Sally Pope Davis, Managing Director, is a portfolio manager for the US Value Equity Team, where she has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy. Prior to joining Goldman Sachs Asset Management in 2001, Sally was a Relationship Manager for two years in Private Wealth Management. Previously, she was a sell-side Bank Analyst for ten years in the Goldman Sachs Investment Research Department. Sally has 31 years of industry experience. She graduated Summa Cum Laude with a BS in Finance from the University of Connecticut and received her MBA from the University of Chicago Graduate School of Business.

Robert Crystal, Managing Director, is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities and oversees the portfolio construction and investment research for the firm’s Small Cap Value Strategy. Before joining Goldman Sachs Asset Management, Rob was a Director at Brant Point Capital Management LLC. Rob has 15 years of industry experience. He received his BA from the University of Richmond and his MBA from Vanderbilt University. Rob joined the Value Team in March of 2006.

Kelly Flynn, Managing Director, is a portfolio manager for the US Value Equity Team, where he has broad research responsibilities across the value strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 21 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Sean A. Butkus, Vice President, is a portfolio manager on the US Value Equity Team, where he has broad research responsibilities across the value strategies. Sean joined Goldman Sachs Asset Management in 2004. Previously, he worked on the Business Planning Team of the Investment Management Division at Goldman Sachs, providing analytical support and offering strategic advice to the division’s management team. Before joining Goldman Sachs, he worked at Arthur Andersen LLP. Sean has 15 years of industry experience. He received a BS in Natural Science and Accounting from Muhlenberg College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Vontobel Asset Management, Inc.  Vontobel Asset Management, Inc. (“Vontobel”) is sub-adviser to the International Equity Fund. As sub-adviser, Vontobel provides day-to-day portfolio services to the Fund. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, and an affiliate of Bank Vontobel AG, one of the largest

PENN SERIES FUNDS, INC.

private banks and brokerage firms in Switzerland. Its principal place of business is located at 540 Broadway, 38th Floor, New York, NY 10036. As of December 31, 2011, Vontobel managed assets of over $20 billion, a substantial part of which was invested outside of the United States. The Vontobel group of companies has investments in excess of $100 billion under management.

Rajiv Jain is responsible for the day-to-day investment management of the International Equity Fund. Mr. Jain is a Managing Director of Vontobel, having joined Vontobel in November of 1994 as an equity analyst and Associate Manager of Vontobel’s global equity portfolios.

Eaton Vance Management.  Eaton Vance Management (“Eaton Vance”) is sub-adviser to the Large Core Value Fund. As sub-adviser, Eaton Vance provides day-to-day portfolio services to the Fund. Its principal place of business is located at Two International Place, Boston, MA 02110. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a Maryland corporation and publicly-held holding company. As of December 31, 2011, Eaton Vance and its subsidiaries managed over $180 billion on behalf of mutual funds, institutional clients and individuals.

Michael R. Mach is a Vice President of Eaton Vance and leads the portfolio management team of Eaton Vance’s Large-Cap Value Equity strategy. Mr. Mach has been with Eaton Vance since 1999 and manages other Eaton Vance portfolios. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski (all since December 2009). Each is a Vice President of Eaton Vance. Messrs. Beaudry and Crowley have been managing other Eaton Vance portfolios for more than five years. Mr. Kaszynski has been managing other Eaton Vance portfolios since September 2008. Prior to joining Eaton Vance in 2008, he was Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (January 2004 - January 2007).

AllianceBernstein L.P.  AllianceBernstein L.P. (“AllianceBernstein”) is sub-adviser to the SMID Cap Value Fund. As sub-adviser, AllianceBernstein provides day-to-day portfolio services to the Fund. AllianceBernstein is a Delaware limited partnership of which AllianceBernstein Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. (“AXA Financial”), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA. AllianceBernstein’s principal place of business is located at 1345 Avenue of the Americas, New York, NY 10105. As of December 31, 2011, AllianceBernstein’s assets under management totaled $406 billion.

The SMID Cap Value Fund is managed by the Small/Mid Cap Value Senior Investment Management Team, which is comprised of James MacGregor, Andrew Weiner and Joseph Gerard Paul. Mr. MacGregor joined AllianceBernstein in 1998 and is currently the Chief Investment Officer — Small and Mid Cap Value Equities and Chief Investment Officer — Canadian Value. Mr. Weiner joined AllianceBernstein in 1997 and is currently Director of Research — Small and Mid Cap Value Equities. Mr. Paul joined AllianceBernstein in 1987 and is Co-Chief Investment Officer — US Large Cap Value Equities, Chief Investment Officer — North American Value Equities, and Global Head of Diversified Value Services.

Morgan Stanley Investment Management Inc.  Morgan Stanley Investment Management Inc. (“MSIM”) is sub-adviser to the Emerging Markets Equity Fund. As sub-adviser, MSIM provides day-to-day portfolio services to the Fund. MSIM is a wholly owned subsidiary Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. MSIM, together with its affiliated asset management companies, had more than $287.4 billion in assets under management or supervision as of December 31, 2011. MSIM Company and MSIM Limited are each indirect wholly-owned subsidiaries of Morgan Stanley. MSIM’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

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The Fund is managed within MSIM’s Emerging Markets Equity team. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, James Cheng, Paul Psaila, Eric Carlson and Ana Cristina Piedrahita. The Emerging Markets Equity Team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.

Ruchir Sharma is a Managing Director of MSIM. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sector. Mr. Sharma has been with MSIM in an investment management capacity since October 1996.

James Cheng, a Managing Director of MSIM Company, has been an investment management professional with MSIM Company since August 2006. Prior to joining MSIM Company, Mr. Cheng worked in an investment management capacity at Invesco Asia Limited, Asia Strategic Investment Management Limited and Munich Re Asia Capital Management Limited.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since September 1997. Ana Cristina Piedrahita, an Executive Director of MSIM Limited, has been associated with MSIM Limited in an investment management capacity since January 2002.

SSgA Funds Management, Inc.  SSgA Funds Management, Inc. (“SSgA FM”) is sub-adviser to the Small Cap Index Fund, Developed International Index Fund and Index 500 Fund. As sub-adviser, SSgA FM provides day-to-day portfolio services to the Funds. Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2011, SSgA FM had over $216.89 billion in assets under management. SSgA FM, State Street Bank and Trust Company (“State Street”) and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1.86 trillion under management as of December 31, 2011, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds. Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds. Ms. Blake is a Managing Director of SSgA FM. Mr. Tucker is a Managing Director of SSgA FM. Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

Expenses and Limitations

The Funds bear all expenses of their operations other than those incurred by its investment adviser and sub-advisers under the investment advisory agreement and investment sub-advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. In particular, each Fund pays investment advisory fees, administrator’s fees, including shareholder servicing fees and expenses, custodian and accounting fees and expenses, legal and auditing fees, expenses of printing and mailing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, and directors’ fees and expenses.

Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses that were incurred indirectly by a Fund through its investments in other investment companies and, with respect to the Penn Series

PENN SERIES FUNDS, INC.

Lifestyle Funds, the underlying Penn Series Funds, during the most recent fiscal year. Actual AFFE indirectly borne by a Fund will vary each year with changes in the allocation of the Fund’s assets among the other investment companies and/or underlying Penn Series Funds and with other events that directly affect the operating expenses of the other investment companies and the underlying Penn Series Funds, such as changes to a fund’s management fees and/or expense limitations.

The investment adviser, certain investment sub-advisers and/or Penn Mutual have contractually agreed to waive fees or reimburse expenses to the extent a Fund’s total expense ratio (excluding interest, taxes, brokerage, other expenses which are capitalized in accordance with accounting principles generally accepted in the United States, and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the expense limitation for the Fund. Except for the Balanced Fund, these agreements are limited to a Fund’s direct operating expenses and, therefore, do not apply to acquired fund fees and expenses, which are indirect expenses incurred by a Fund through its investments in other investment companies, such as the underlying funds. The contractual expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%***	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%*	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity****	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation	0.33%
Index 500	0.40%**	Moderate Allocation	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation	0.33%
Mid Cap Value	1.00%	Conservative Allocation	0.33%
Mid Core Value	1.25%

*	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Limited Maturity Bond Fund’s total expenses do not exceed 0.65%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

**	Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

***	The Money Market Fund’s actual total operating expenses for the most recent year were less than the amount shown above because ICMI and Penn Mutual voluntarily waived and/or reimbursed expenses to the extent necessary to maintain the Fund’s net yield at a certain level as determined by Penn Mutual and ICMI. Penn Mutual and ICMI may recapture from the Fund any of these expenses or fees they have waived and/or reimbursed until the third anniversary of the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recapture could negatively affect the Fund’s future yield. During the prior fiscal year, the Money Market Fund did not reimburse ICMI or Penn Mutual for previously waived or reimbursed fees and expenses.

****	With respect to the Emerging Markets Equity Fund, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 1.68% (exclusive of “Acquired Fund Fees and Expenses”). This voluntary waiver may be changed or eliminated at any time.

Under the expense limitation agreement among Penn Mutual, ICMI and the Company, on behalf of each Fund, Penn Mutual and/or ICMI will waive their fees or reimburse expenses for the entirety of any excess above a Fund’s expense limitations. Further, under the expense limitation agreement, to the extent Penn Mutual and/or ICMI does not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts

PENN SERIES FUNDS, INC.

previously waived or reimbursed by Penn Mutual and/or ICMI, if any, during the Fund’s preceding three fiscal years. Penn Mutual and/or ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

For the year ended December 31, 2011, each of the following Funds paid ICMI a fee based on its average daily assets, at the following annual rate:

Fund	Fee	Fund	Fee
Money Market	0.18%	SMID Cap Growth	0.75%
Limited Maturity Bond	0.30%	SMID Cap Value	0.95%
Quality Bond	0.31%	Small Cap Growth	0.74%
High Yield Bond	0.50%	Small Cap Value	0.85%
Flexibly Managed	0.60%	Small Cap Index	0.30%
Large Growth Stock	0.63%	Developed International Index	0.30%
Large Cap Growth	0.55%	International Equity	0.85%
Large Core Growth	0.60%	Emerging Markets Equity	1.18%
Large Cap Value	0.60%	Real Estate Securities	0.70%
Large Core Value	0.60%	Aggressive Allocation	0.10%
Index 500	0.07%	Moderately Aggressive Allocation	0.10%
Mid Cap Growth	0.70%	Moderate Allocation	0.10%
Mid Cap Value	0.55%	Moderately Conservative Allocation	0.10%
Mid Core Value	0.72%	Conservative Allocation	0.10%

ICMI pays the sub-advisers out of the investment advisory fee it receives.

ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

A discussion regarding the basis for the Board of Directors’ approval of the Funds’ investment advisory and sub-advisory agreements is available in the Funds’ June 30, 2011 Semi-Annual Report, which covers the period of January 1, 2011 to June 30, 2011.

ACCOUNT POLICIES

Purchasing and Selling Fund Shares

Shares are offered on each day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).

The Funds offer their shares only to The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”), for separate accounts they establish to fund variable life insurance and variable annuity contracts. Penn Mutual or PIA purchases or redeems shares of the Funds based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.

The price per share will be the net asset value per share (“NAV”) next determined after receipt of the purchase order. NAV for one share is the value of that share’s portion of all of the assets in a Fund. Each Fund determines its NAV as of the close of business of the NYSE (normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business.

PENN SERIES FUNDS, INC.

Frequent Trading Policies & Risks

The Funds presently are available only as investment options for certain variable annuity and variable life insurance contracts (collectively, the “variable contracts”) issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance & Annuity Company (collectively, the “Insurance Company”). The Funds are intended for long-term investment through these variable contracts, and not as short-term trading vehicles. Accordingly, contract owners that use market timing investment strategies or make frequent transfers should not choose the Funds as investment options under their variable contracts.

The trading activity of individual contract owners generally is not known to the Funds because, on a daily basis, the Insurance Company aggregates the orders of its contract owners and submits net purchase or redemption orders to each Fund. As a result, the Funds’ ability to monitor the purchase, redemption, and exchange transactions of contract owners is severely limited. Consequently, the Funds must rely on the Insurance Company, as the issuer and administrator of the variable contracts, to monitor contract owner transaction activity involving the Funds. Because the Funds are available only through variable contracts issued by the Insurance Company, and because the Funds rely on the Insurance Company to apply limitations on trading activity, the Company’s Board of Directors has not adopted separate policies and procedures for the Funds with respect to frequent trading. However, because the Insurance Company serves as an administrator to the Funds, the Board has reviewed and approved the Insurance Company’s policies and procedures regarding frequent trading by contract owners.

As required by its policies and procedures, the Insurance Company discourages frequent trading by monitoring contract owner trading activity and imposing transaction or order submission limitations on the variable contracts. The Company has entered into an agreement with the Insurance Company that requires the Insurance Company to provide the Company with certain contract owner transaction information to enable the Company to review the contract owner transaction activity involving the Funds. If excessive trading is identified, the Company will work with the Insurance Company to restrict trading by the contract owner and may require the Insurance Company to prohibit the contract owner from future purchases or exchanges into a Fund.

However, despite their efforts, there is no guarantee that the Company or Insurance Company will be able to identify individual contract owners who may be engaging in frequent trading in the Funds. As a result, the Company cannot assure that the Insurance Company and the Company will be able to prevent all instances of frequent trading of Fund shares. The Funds do, however, reserve the right to reject any purchase order at any time in their sole discretion.

If frequent trading does occur, it could adversely affect the Funds and their long-term shareholders. Frequent trading can reduce the long-term returns of a Fund by: increasing costs paid by the Fund (such as brokerage commissions); disrupting the Fund’s portfolio management strategies; and requiring the Fund to maintain higher cash balances to meet redemption requests. Frequent trading also can have the effect of diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

With respect to a Fund that invests in foreign securities that trade primarily on markets that close prior to the time the Fund determines its NAV, frequent trading may have a greater potential to dilute the value of the Fund’s shares as compared to a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). This type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. The Company has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred. However, because fair value pricing involves judgments which are inherently subjective, the use of fair value pricing may not always eliminate the

PENN SERIES FUNDS, INC.

risk of price arbitrage. Like all mutual funds that invest in foreign securities, the International Equity, Large Growth Stock, Flexibly Managed, Large Cap Value, Small Cap Value, Large Core Growth, Large Core Value, SMID Cap Value, Developed International Index, Emerging Markets Equity and Real Estate Securities Funds may be susceptible to the risks described above because they may invest a portion of their assets in such securities.

In addition, a Fund that invests in small/mid cap securities or high yield debt securities (“junk bonds”), which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities. Like all mutual funds that invest in small/mid cap securities, the Small Cap Growth, Small Cap Value, SMID Cap Value, SMID Cap Growth, Small Cap Index, Mid Cap Growth, Mid Cap Value, Mid Core Value and Real Estate Securities Funds may be susceptible to the risks described above because they invest in such securities. The Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed and Large Core Value Funds invest in junk bonds and, therefore, they, like other mutual funds investing in such securities, also may be susceptible to the risks described above.

Please see the prospectuses of the relevant variable contracts for more information about the Insurance Company’s frequent trading policies and procedures.

How the Funds Calculate NAV

In calculating NAV, the Funds (except for the Money Market Fund) generally value their portfolio securities at their market prices. If market prices are not readily available or they are determined to be unreliable, the Funds may determine fair value prices using methods approved by the Board of Directors. The Funds’ determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that a Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Although the Funds primarily value stocks of U.S. companies traded on U.S. exchanges at their market prices, there may be limited circumstances in which a Fund would price securities at fair value — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In valuing underlying fund investments, the Funds use the NAVs reported by the underlying funds.

With respect to any non-U.S. securities held by a Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

The Money Market Fund values its assets by the amortized cost method, which approximates market value.

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Fund portfolio securities that are listed on foreign exchanges may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these Funds’ investments may change on days when you cannot purchase or sell Fund shares.

Portfolio Holdings Information

The Company makes available quarterly on Penn Mutual’s website — www.pennmutal.com — a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Tracker” link on Penn Mutual’s website and then the “Investment Options” link. The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

With respect to the Money Market Fund, Penn Mutual’s website (www.pennmutal.com) includes a list of all the Fund’s portfolio holdings and certain attributes of (a) the Fund’s portfolio holdings, such as issuer, CUSIP, coupon rate, maturity date, final legal maturity date, a general category of the instrument, amortized cost value and principal amount, and (b) the Fund’s portfolio, such as the Fund’s dollar-weighted average portfolio maturity and dollar-weighted average life. This information is provided as of the last business day of each month, and can be found by clicking on the “Investment Options & Performance” tab and then the “Money Market Information” link under the Related Information section. The monthly Money Market Fund information generally remains accessible on the website for a period of at least six months from its posting date.

A description of the Funds’ policy and procedures with respect to the circumstances under which the Funds disclose their portfolio securities is available in the Statement of Additional Information.

Dividends and Distributions

The Funds distribute their net investment income annually as dividends and make distributions of net realized capital gains, if any, at least annually except for distributions from the Money Market Fund which will be made monthly.

Taxes

Below is a summary of some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. The Funds expect all net investment income and net realized capital gains of the Funds to be distributed at least annually and that the Funds will not pay federal income taxes. The Funds may utilize consent dividends to satisfy their distribution obligations. The Funds do not expect to be subject to federal excise taxes with respect to undistributed income.

Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. Net investment income and net realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan.

For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Funds and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the variable annuity or variable life insurance contract prospectus.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the federal, state, local and foreign income tax consequences applicable to your investment. More information about taxes is in the Statement of Additional Information.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance for the past five years, or, if shorter, the period of a Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The information provided has been derived from the Fund’s financial statements which have been audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. The KPMG report, along with each Fund’s financial statements and related notes thereto, for each such period appear in the Funds’ Statement of Additional Information. You can obtain the Statement of Additional Information at no charge by calling 1-800-523-0650. The total return information shown does not reflect expenses that apply to the separate account or the related insurance contracts. Inclusion of these charges would reduce the total return figures for all periods shown.

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FINANCIAL HIGHLIGHTS

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31
	2011[1]		2010[1]		2009[1]		2008[1]	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	0.03	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—	—

Total from investment operations	—		—		—		0.03	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	(0.03)	(0.05)

Total distributions	—		—		—		(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return[2,3]	0.01%		0.01%		0.44%		2.68%	4.98%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$154,213		$139,988		$168,500		$213,973	$96,017

Ratio of net expenses to average net assets	0.22%		0.33%		0.43%		0.46%	0.49%

Ratio of total expenses to average net assets	0.49%		0.47%		0.48%		0.46%	0.49%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.47%		2.57%	4.88%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]

The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)	Distributions were less than one penny per share.

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FINANCIAL HIGHLIGHTS

LIMITED MATURITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$11.17	$10.76	$10.57	$10.41	$10.28

Income from investment operations:
Net investment income (loss)	0.13	0.17	0.23	0.34	0.41
Net realized and unrealized gain (loss) on investment transactions	0.12	0.24	(0.04)	0.18	0.13

Total from investment operations	0.25	0.41	0.19	0.52	0.54

Less distributions:
Net investment income	—	—	—	(0.36)	(0.41)

Total distributions	—	—	—	(0.36)	(0.41)

Net asset value, end of period	$11.42	$11.17	$10.76	$10.57	$10.41

Total return[2]	2.24%	3.71%	1.89%	5.03%	5.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,290	$152,447	$111,501	$75,660	$57,523

Ratio of total expenses to average net assets	0.58%	0.58%	0.60%	0.60%	0.60%

Ratio of net investment income (loss) to average net assets	1.14%	1.56%	2.20%	3.24%	4.55%

Portfolio turnover rate	50%	38%	64%	106%	39%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$11.56	$10.90	$10.36	$10.50	$10.31

Income from investment operations:
Net investment income (loss)	0.32	0.28	0.36	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	0.85	0.38	0.26	0.07	0.18

Total from investment operations	1.17	0.66	0.62	0.54	0.65

Less distributions:
Net investment income	—	—	— (a)	(0.50)	(0.46)
Net realized gains	—	—	(0.08)	(0.18)	—

Total distributions	—	—	(0.08)	(0.68)	(0.46)

Net asset value, end of period	$12.73	$11.56	$10.90	$10.36	$10.50

Total return[2]	10.12%	6.06%	6.02%	5.10%	6.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$477,606	$418,957	$327,724	$221,730	$183,611

Ratio of total expenses to average net assets	0.57%	0.58%	0.61%	0.60%	0.59%

Ratio of net investment income (loss) to average net assets	2.62%	2.48%	3.38%	4.44%	4.71%

Portfolio turnover rate	44%	69%	87%	273%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$8.46	$7.41	$5.05	$7.58	$7.88

Income (loss) from investment operations:
Net investment income (loss)	0.62	0.61	0.56	0.58	0.58
Net realized and unrealized gain (loss) on investment transactions	(0.36)	0.44	1.80	(2.40)	(0.30)

Total from investment operations	0.26	1.05	2.36	(1.82)	0.28

Less distributions:
Net investment income	—	—	—	(0.71)	(0.58)

Total distributions	—	—	—	(0.71)	—

Net asset value, end of period	$8.72	$8.46	$7.41	$5.05	$7.58

Total return[2]	3.07%	14.17%	46.44%	(23.98% )	3.57%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,290	$131,682	$103,574	$57,995	$86,451

Ratio of total expenses to average net assets	0.83%	0.85%	0.87%	0.86%	0.84%

Ratio of net investment income (loss) to average net assets	7.16%	7.73%	8.97%	8.29%	6.97%

Portfolio turnover rate	58%	61%	59%	53%	67%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]		2008[1]	2007
Net asset value, beginning of period	$24.71	$21.69	$16.33		$23.72	$25.12

Income (loss) from investment operations:
Net investment income (loss)	0.40	0.35	0.41		0.46	0.59
Net realized and unrealized gain (loss) on investment transactions	0.35	2.67	4.95		(6.99)	0.52

Total from investment operations	0.75	3.02	5.36		(6.53)	1.11

Less distributions:
Net investment income	—	—	—	(a)	(0.59)	(0.58)
Net realized gains	—	—	—		(0.27)	(1.93)

Total distributions	—	—	—		(0.86)	(2.51)

Net asset value, end of period	$25.46	$24.71	$21.69		$16.33	$23.72

Total return[2]	3.04%	13.92%	32.92%		(27.83% )	4.47%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,655,254	$1,583,104	$1,286,902		$948,507	$1,440,753

Ratio of total expenses to average net assets	0.84%	0.85%	0.85%		0.85%	0.83%

Ratio of net investment income (loss) to average net assets	1.60%	1.55%	2.22%		2.15%	2.34%

Portfolio turnover rate	83%	67%	89%		103%	61%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008[1]
	2011[1]		2010[1]		2009[1]
Net asset value, beginning of period	$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	0.62		1.15		1.46		(1.81)

Total from investment operations	0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		(0.33)

Total distributions	—		—		—		(0.33)

Net asset value, end of period	$11.40		$10.80		$9.67		$8.19

Total return[2]	5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets[3]	0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets[3]	0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	17%		18%		19%		23%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]		2009[1]		2008[1]	2007
Net asset value, beginning of period	$15.44	$13.22		$9.25		$15.96	$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)		—	(a)	0.03	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.21)	2.24		3.97		(6.71)	1.28

Total from investment operations	(0.24)	2.22		3.97		(6.68)	1.34

Less distributions:
Net investment income	—	—		—	(a)	(0.03)	(0.06)

Total distributions	—	—		—		(0.03)	(0.06)

Net asset value, end of period	$15.20	$15.44		$13.22		$9.25	$15.96

Total return[2]	(1.55% )	16.79%		42.93%		(41.87% )	9.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$176,692	$174,372		$143,167		$89,852	$152,939

Ratio of total expenses to average net assets	0.93%	0.94%		0.97%		0.98%	0.94%

Ratio of net investment income (loss) to average net assets	(0.19% )	(0.18%	)	0.02%		0.24%	0.37%

Portfolio turnover rate	33%	43%		58%		54%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions and net investment income were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]		2009[1]	2008	2007
Net asset value, beginning of period	$9.31	$8.28		$6.02	$10.98	$11.05

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		0.02	0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.61)	1.04		2.24	(4.79)	0.45

Total from investment operations	(0.63)	1.03		2.26	(4.77)	0.51

Less distributions:
Net investment income	—	—		—	(0.03)	(0.06)
Net realized gains	—	—		—	(0.16)	(0.52)

Total distributions	—	—		—	(0.19)	(0.58)

Net asset value, end of period	$8.68	$9.31		$8.28	$6.02	$10.98

Total return[2]	(6.77% )	12.44%		37.54%	(43.82% )	4.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$37,465	$33,542		$27,870	$17,537	$29,551

Ratio of net expenses to average net assets	0.96%	1.00%		1.00%	0.96%	0.83%

Ratio of total expenses to average net assets	0.96%	1.00%		1.12%	0.96%	0.87%

Ratio of net investment income (loss) to average net assets	(0.25% )	(0.10%	)	0.22%	0.19%	0.53%

Portfolio turnover rate	153%	176%		121%	287%	55%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]		2009[1]
Net asset value, beginning of period	$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	(0.48)	1.44		2.17		(3.87)

Total from investment operations	(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—	—		—	(a)	(0.01)

Total distributions	—	—		—		(0.01)

Net asset value, end of period	$9.29	$9.78		$8.34		$6.14

Total return[2]	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	115%	115%		155%		55%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Net asset value, beginning of period	$14.47	$12.60	$9.43	$17.65	$19.60

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.11	0.16	0.20	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.82)	1.76	3.01	(8.05)	0.45

Total from investment operations	(0.64)	1.87	3.17	(7.85)	0.71

Less distributions:
Net investment income	—	—	—	(0.25)	(0.29)
Net realized gains	—	—	—	(0.12)	(2.37)

Total distributions	—	—	—	(0.37)	(2.66)

Net asset value, end of period	$13.83	$14.47	$12.60	$9.43	$17.65

Total return[2]	(4.42% )	14.84%	33.62%	(44.62% )	3.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$166,056	$167,918	$143,038	$106,616	$219,951

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.86%

Ratio of total expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.87%

Ratio of net investment income (loss) to average net assets	1.24%	0.86%	1.53%	1.42%	1.25%

Portfolio turnover rate	87%	112%	120%	228%	92%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.53)	0.76	1.07	(2.78)

Total from investment operations	(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	—	(0.07)

Total distributions	—	—	—	(0.07)

Net asset value, end of period	$8.92	$9.31	$8.43	$7.22

Total return[2]	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	51%	35%	62%	31%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Net asset value, beginning of period	$9.09	$7.92	$6.28	$10.11	$9.78

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.13	0.17	0.17
Net realized and unrealized gain (loss) on investment transactions	—	1.03	1.51	(3.82)	0.33

Total from investment operations	0.16	1.17	1.64	(3.65)	0.50

Less distributions:
Net investment income	—	—	—	(0.18)	(0.17)

Total distributions	—	—	—	(0.18)	(0.17)

Net asset value, end of period	$9.25	$9.09	$7.92	$6.28	$10.11

Total return[2]	1.76%	14.77%	26.11%	(36.08% )	5.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$267,009	$263,724	$249,284	$195,078	$254,462

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	0.36%	0.37%	0.37%	0.35%

Ratio of net investment income (loss) to average net assets	1.71%	1.68%	1.97%	2.02%	1.64%

Portfolio turnover rate	4%	5%	6%	6%	4%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]		2009[1]		2008[1]	2007
Net asset value, beginning of period	$10.16	$8.01		$5.42		$10.60	$8.47

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.01)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.75)	2.16		2.60		(5.16)	2.17

Total from investment operations	(0.79)	2.15		2.59		(5.18)	2.13

Net asset value, end of period	$9.37	$10.16		$8.01		$5.42	$10.60

Total return[2]	(7.78% )	26.84%		47.79%		(48.87% )	25.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,083	$107,064		$82,895		$57,747	$112,637

Ratio of net expenses to average net assets	1.00%	1.00%		1.00%		1.00%	0.97%

Ratio of total expenses to average net assets	1.00%	1.00%		1.01%		1.02%	1.00%

Ratio of net investment income (loss) to average net assets	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )	(0.46%	)

Portfolio turnover rate	110%	106%		102%		162%	137%

[1]    The average shares outstanding method has been applied for per share information.

[2]    Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$12.59	$10.01	$6.81	$13.12	$13.59

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08	0.05	0.10	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.88)	2.50	3.15	(6.31)	0.38

Total from investment operations	(0.79)	2.58	3.20	(6.21)	0.49

Less distributions:
Net investment income	—	—	—	(0.10)	(0.13)
Return of capital	—	—	—	—	(0.03)
Net realized gains	—	—	—	—	(0.80)

Total distributions	—	—	—	(0.10)	(0.96)

Net asset value, end of period	$11.80	$12.59	$10.01	$6.81	$13.12

Total return[2]	(6.27% )	25.77%	46.99%	(47.26% )	3.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$97,048	$119,231	$92,662	$60,507	$125,718

Ratio of net expenses to average net assets	0.84%	0.84%	0.85%	0.86%	0.79%

Ratio of total expenses to average net assets	0.84%	0.84%	0.85%	0.86%	0.83%

Ratio of net investment income (loss) to average net assets	0.70%	0.71%	0.69%	0.89%	0.73%

Portfolio turnover rate	106%	37%	43%	58%	73%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$10.75	$8.57	$6.80	$11.78	$13.23

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.03	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.41)	2.13	1.74	(4.66)	0.03

Total from investment operations	(0.38)	2.18	1.77	(4.52)	0.10

Less distributions:
Net investment income	—	—	—	(0.16)	(0.07)
Net realized gains	—	—	—	(0.30)	(1.48)

Total distributions	—	—	—	(0.46)	(1.55)

Net asset value, end of period	$10.37	$10.75	$8.57	$6.80	$11.78

Total return[2]	(3.53% )	25.44%	26.03%	(38.89% )	0.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,179	$52,723	$40,508	$29,895	$48,465

Ratio of net expenses to average net assets	1.08%	1.11%	1.20%	1.08%	1.04%

Ratio of total expenses to average net assets	1.08%	1.11%	1.20%	1.08%	1.05%

Ratio of net investment income (loss) to average net assets	0.29%	0.49%	0.43%	1.49%	0.57%

Portfolio turnover rate	51%	75%	116%	39%	40%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]		2009[1]
Net asset value, beginning of period	$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.50)	2.54		3.54		(3.48)

Total from investment operations	(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$11.92	$12.51		$10.01		$6.51

Total return[2]	(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	160%	95%		65%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.93)	2.64	3.08	(3.21)

Total from investment operations	(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	—	(0.03)

Total distributions	—	—	—	(0.03)

Net asset value, end of period	$11.66	$12.56	$9.90	$6.80

Total return[1]	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	69%	81%	49%	14%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]		2009[1]		2008[1]	2007
Net asset value, beginning of period	$20.43	$17.15		$10.81		$21.64	$20.09

Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.08)		(0.09)		(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	(2.12)	3.36		6.43		(10.74)	1.66

Total from investment operations	(2.27)	3.28		6.34		(10.83)	1.55

Net asset value, end of period	$18.16	$20.43		$17.15		$10.81	$21.64

Total return[2]	(11.11% )	19.13%		58.65%		(50.05% )	7.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,447	$88,184		$76,180		$48,008	$99,593

Ratio of total expenses to average net assets	1.08%	1.08%		1.11%		1.07%	1.02%

Ratio of net investment income (loss) to average net assets	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)

Portfolio turnover rate	125%	125%		163%		190%	107%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$16.07	$12.68	$9.99	$14.07	$17.70

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.09	0.09	0.12
Net realized and unrealized gain (loss) on investment transactions	0.06	3.28	2.60	(3.88)	(1.03)

Total from investment operations	0.14	3.39	2.69	(3.79)	(0.91)

Less distributions:
Net investment income	—	—	—	(0.11)	(0.12)
Net realized gains	—	—	—	(0.18)	(2.60)

Total distributions	—	—	—	(0.29)	(2.72)

Net asset value, end of period	$16.21	$16.07	$12.68	$9.99	$14.07

Total return[2]	0.87%	26.74%	26.93%	(27.15% )	(5.30% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$159,365	$163,354	$132,952	$109,336	$170,004

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.14%

Ratio of total expenses to average net assets	1.15%	1.15%	1.17%	1.15%	1.14%

Ratio of net investment income (loss) to average net assets	0.51%	0.80%	0.86%	0.66%	0.64%

Portfolio turnover rate	47%	49%	60%	66%	67%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.58)	2.22	1.75	(3.04)

Total from investment operations	(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	—	(0.04)

Total distributions	—	—	—	(0.04)

Net asset value, end of period	$10.58	$11.08	$8.78	$6.96

Total return[2]	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	18%	56%	22%	3%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	(1.51)	0.48	1.85		(2.90)

Total from investment operations	(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	—	(a)	(0.03)

Total distributions	—	—	—		(0.03)

Net asset value, end of period	$8.59	$9.83	$9.15		$7.12

Total return[2]	(12.61% )	7.43%	28.52%		(28.50%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	1%	6%	1%		—	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$17.55	$15.80	$13.12	$24.09	$24.27

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.29	0.26	0.25	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.19)	1.46	2.58	(10.01)	4.33

Total from investment operations	0.16	1.75	2.84	(9.76)	4.64

Less distributions:
Net investment income	—	—	(0.16)	(0.43)	(0.15)
Net realized gains	—	—	—	(0.78)	(4.67)

Total distributions	—	—	(0.16)	(1.21)	(4.82)

Net asset value, end of period	$17.71	$17.55	$15.80	$13.12	$24.09

Total return[2]	0.91%	11.08%	21.74%	(41.28% )	20.05%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$309,920	$320,108	$270,907	$213,117	$381,328

Ratio of net expenses to average net assets	1.20%	1.24%	1.27%	1.27%	1.16%

Ratio of total expenses to average net assets	1.20%	1.24%	1.27%	1.27%	1.18%

Ratio of net investment income (loss) to average net assets	1.95%	1.77%	1.89%	1.33%	1.14%

Portfolio turnover rate	30%	34%	48%	108%	95%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]	2009[1]
Net asset value, beginning of period	$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	(2.25)	1.88	3.90		(3.99)

Total from investment operations	(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	—	(a)	(0.02)

Total distributions	—	—	—		(0.02)

Net asset value, end of period	$9.64	$11.82	$9.92		$5.99

Total return[2]	(18.44% )	19.15%	65.64%		(39.86%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	60%	62%	70%		37%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011[1,3]	2010[1]	2009[1]	2008[1]	2007
Net asset value, beginning of period	$10.80	$8.63	$6.82	$12.00	$18.10

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.12	0.19	0.25	0.30
Net realized and unrealized gain (loss) on investment transactions	0.64	2.05	1.62	(5.02)	(3.49)

Total from investment operations	0.76	2.17	1.81	(4.77)	(3.19)

Less distributions:
Net investment income	—	—	—	(0.25)	(0.33)
Return of capital	—	—	—	(0.16)	(0.16)
Net realized gains	—	—	—	—	(2.42)

Total distributions	—	—	—	(0.41)	(2.91)

Net asset value, end of period	$11.56	$10.80	$8.63	$6.82	$12.00

Total return[2]	7.04%	25.14%	26.54%	(39.38% )	(17.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,346	$68,420	$50,107	$33,240	$53,684

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%	1.02%	0.99%

Ratio of net investment income (loss) to average net assets	1.09%	1.26%	2.93%	2.30%	1.37%

Portfolio turnover rate	144%	180%	163%	86%	85%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]		2009[1]
Net asset value, beginning of period	$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	(0.35)	1.46		2.02		(3.21)

Total from investment operations	(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—	—		—		(0.10)
Net realized gains	—	—		—	(a)	(0.01)

Total distributions	—	—		—		(0.11)

Net asset value, end of period	$10.01	$10.39		$8.96		$6.95

Total return[2]	(3.66% )	15.96%		28.94%		(29.39%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets[3]	0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	29%	28%		39%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008[1]
	2011[1]	2010[1]		2009[1]
Net asset value, beginning of period	$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.16)	1.44		2.09		(2.65)

Total from investment operations	(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—	—		—		(0.15)
Net realized gains	—	—		—	(a)	—	(a)

Total distributions	—	—		—		(0.15)

Net asset value, end of period	$10.93	$11.13		$9.72		$7.64

Total return[2]	(1.80% )	14.51%		27.25%		(22.06%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets[3]	0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	30%	26%		49%		21%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008[1]
	2011[1]		2010[1]		2009[1]
Net asset value, beginning of period	$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	0.10		1.20		1.64		(2.34)

Total from investment operations	0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		(0.19)
Net realized gains	—		—		—	(a)	—	(a)

Total distributions	—		—		—		(0.19)

Net asset value, end of period	$10.80		$10.73		$9.56		$7.93

Total return[2]	0.65%		12.24%		20.58%		(18.77%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets[3]	0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	26%		22%		30%		23%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

MODERATELY CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008[1]
	2011[1]		2010[1]		2009[1]
Net asset value, beginning of period	$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.33		0.95		1.35		(1.74)

Total from investment operations	0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—	(a)	(0.24)
Net realized gains	—		—		—		(0.02)

Total distributions	—		—		—		(0.26)

Net asset value, end of period	$10.96		$10.67		$9.75		$8.40

Total return[2]	2.72%		9.32%		16.19%		(13.48%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets[3]	0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets[3]	0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	30%		35%		46%		38%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

PENN SERIES FUNDS, INC.

FINANCIAL HIGHLIGHTS

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008[1]
	2011[1]		2010[1]		2009[1]
Net asset value, beginning of period	$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.46		0.73		0.97	(1.17)

Total from investment operations	0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		— (a)	(0.28)
Net realized gains	—		—		(0.01)	—

Total distributions	—		—		(0.01)	(0.28)

Net asset value, end of period	$11.13		$10.71		$10.01	$9.05

Total return[2]	3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets[3]	0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets[3]	0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	39%		46%		73%	27%	#

*	Annualized

#	Non-annualized

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)	Distributions were less than one penny per share.

Statement of Additional Information

In addition to this Prospectus, Penn Series has a Statement of Additional Information (“SAI”), dated May 1, 2012, which contains additional, more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Shareholder Reports

Penn Series publishes annual and semi-annual reports containing additional information about each Fund’s investments. In Penn Series’ shareholder reports, you will find a discussion of the market conditions and the investment strategies that significantly affected each Fund’s performance during that period.

You may obtain the SAI and shareholder reports without charge by contacting the Fund at 1-800-523-0650 or by visiting Penn Mutual’s website at www.pennmutual.com.

Information about the Funds, including the SAI, and the annual and semi-annual reports, may be obtained from the Securities and Exchange Commission in any of the following ways: (1) in person: you may review and copy documents in the Commission’s Public Reference Room in Washington, D.C. (for information call 1-202-551-8090); (2) on-line: you may retrieve information from the Commission’s web site at “http://www.sec.gov”; or (3) by mail: you may request documents, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to Securities Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Proxy Voting Records

You may obtain a description of the Company’s Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser and each sub-adviser to the Company, free of charge, by calling 1-800-523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab.

You may obtain the voting record of each Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on Form N-PX. The voting record will also be available on the website of the U. S. Securities and Exchange Commission at www.sec.gov.

Penn Series Funds, Inc.’s Investment Company Act registration number is 811-03459.

STATEMENT OF ADDITIONAL INFORMATION

PENN SERIES FUNDS, INC.

600 Dresher Road

Horsham, Pennsylvania 19044

Penn Series Funds, Inc. (“Penn Series” or the “Company”) is a no-load mutual fund with twenty-nine separate investment portfolios (the "Funds").

MONEY MARKET FUND

LIMITED MATURITY BOND FUND

QUALITY BOND FUND

HIGH YIELD BOND FUND

FLEXIBLY MANAGED FUND

BALANCED FUND

LARGE GROWTH STOCK FUND

LARGE CAP GROWTH FUND

LARGE CORE GROWTH FUND

LARGE CAP VALUE FUND

LARGE CORE VALUE FUND

INDEX 500 FUND

MID CAP GROWTH FUND

MID CAP VALUE FUND

MID CORE VALUE FUND

SMID CAP GROWTH FUND

SMID CAP VALUE FUND

SMALL CAP GROWTH FUND

SMALL CAP VALUE FUND

SMALL CAP INDEX FUND

DEVELOPED INTERNATIONAL INDEX FUND

INTERNATIONAL EQUITY FUND

EMERGING MARKETS EQUITY FUND

REAL ESTATE SECURITIES FUND

AGGRESSIVE ALLOCATION FUND

MODERATELY AGGRESSIVE ALLOCATION FUND

MODERATE ALLOCATION FUND

MODERATELY CONSERVATIVE ALLOCATION FUND

CONSERVATIVE ALLOCATION FUND

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Penn Series Prospectus dated May 1, 2012. A copy of the Prospectus is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group - H3F, Philadelphia, PA, 19172. Or, you may call, toll free, 1-800-523-0650.

The date of this Statement of Additional Information is May 1, 2012.

1

2

Legal Matters	113
Portfolio Holdings Information	114
Ratings of Commercial Paper	115
Ratings of Corporate Debt Securities	116
Financial Statements of Penn Series	117
Appendix A	A-1

3

PENN SERIES

Penn Series is an open-end management investment company that offers shares of diversified portfolios (each, a “Fund,” and collectively, the “Funds”) for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, The Penn Insurance and Annuity Company (“PIA”). Shares of each Fund will be purchased by Penn Mutual and PIA for the purpose of funding variable annuity contracts and variable life insurance policies and by qualified pension plans. Penn Series was established as a Maryland corporation pursuant to Articles of Incorporation dated April 21, 1982.

INVESTMENT OBJECTIVES

The investment objectives of the Funds are as follows. There can be no assurance that these objectives will be achieved. Each Fund’s investment objective may be changed by the Penn Series Board of Directors without the approval of shareholders.

Money Market Fund	Preserve shareholder capital, maintain liquidity and achieve the highest possible level of current income consistent therewith
Limited Maturity Bond Fund	Highest available current income consistent with liquidity and low risk to principal; total return is secondary
Quality Bond Fund	Highest income over the long term consistent with the preservation of principal
High Yield Bond Fund	High current income
Flexibly Managed Fund	Maximize total return (capital appreciation and income)
Balanced Fund	Long-term growth and current income
Large Growth Stock Fund	Long-term growth of capital and increase of future income
Large Cap Growth Fund	Long-term capital appreciation
Large Core Growth Fund	Long-term growth of capital (capital appreciation)
Large Cap Value Fund	Long-term growth of capital
Large Core Value Fund	Total return
Index 500 Fund	To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index
Mid Cap Growth Fund	Maximize capital appreciation
Mid Cap Value Fund	Growth of capital
Mid Core Value Fund	Capital appreciation
SMID Cap Growth Fund	Long-term returns
SMID Cap Value Fund	Long-term growth of capital
Small Cap Growth Fund	Capital appreciation
Small Cap Value Fund	Capital appreciation
Small Cap Index Fund	To replicate the returns and characteristics of a small cap index
Developed International Index Fund	To replicate the returns and characteristics of an international index composed of securities from developed countries

4

International Equity Fund	Capital appreciation
Emerging Markets Equity Fund	Capital appreciation
Real Estate Securities Fund	High total return consistent with reasonable investment risks
Aggressive Allocation Fund	Long-term capital growth consistent with its asset allocation strategy
Moderately Aggressive Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderate Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Moderately Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy
Conservative Allocation Fund	Long-term capital growth and current income consistent with its asset allocation strategy

INVESTMENT POLICIES

Information in this Statement of Additional Information supplements the discussion in the Penn Series Prospectus regarding investment policies and restrictions of the Funds. Unless otherwise specified, the investment policies and restrictions are not fundamental policies and may be changed by the Board of Directors without shareholder approval. Fundamental policies and restrictions of each Fund may not be changed without the approval of at least a majority of the outstanding shares of that Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

Money Market Fund

Investment Program. The Fund invests primarily in high-quality, short-term money market securities including those issued by the U.S. government and its agencies and instrumentalities. A security, to be considered high-quality, must generally be rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the security, or, if unrated, determined to be of comparable quality by Independence Capital Management, Inc. ("Investment Adviser"), which serves as investment adviser to the Fund. Certain securities may have adjustable interest rates with periodic demand features. The Fund may invest in repurchase agreements, which are sales agreements in which a seller agrees to repurchase the security on a later date and at a specific price. The Fund may invest in securities of other investment companies (including the Fund’s daily cash balance), which invest in money market securities.

The Fund will invest in a diversified portfolio of short-term money market instruments determined by the Investment Adviser, under guidelines approved by the Penn Series Board of Directors in accordance with Rule 2a-7 of the Investment Company Act of 1940. In addition to those investments discussed elsewhere in this SAI and the Fund’s prospectus, the Fund’s investments may include: (i) U.S. Government Obligations; (ii) U.S. Government Agency Securities; (iii) Bank Obligations; (iv) Commercial Paper; (v) Short-Term Corporate Debt Securities; (vi) Canadian Government Securities, limited to 10% of the Fund's assets; (vii) Savings and Loan Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities other than Foreign Securities; (x) Foreign Securities—U.S. dollar-denominated money market securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks; and (xi) Asset Backed Securities.

Portfolio Quality. The Fund will invest in U.S. dollar-denominated money market instruments determined by the Investment Adviser, under guidelines adopted by the Penn Series Board of Directors, to present minimum credit risk. This determination will take into consideration such factors as liquidity, profitability, ability to generate funds and capital adequacy. In addition, the Fund will observe investment restrictions contained in Rule

5

2a-7 promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, including the following: (a) the Fund will not invest in a money market instrument if, as a result, more than  1/2 of 1% of the Fund’s total assets would be invested in securities of that issuer which are not rated in the highest rating category of an NRSRO or, if not rated, are not of comparable quality; and (b) the Fund will not invest in a money market instrument if, as a result, more than 3% of the Fund's total assets would be invested in securities which are not rated in the highest rating category of an NRSRO or, if not rated, are not of comparable quality.

Limited Maturity Bond Fund

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund invests in a diversified portfolio of short to intermediate term debt securities. The Fund will invest primarily in investment-grade securities, which are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Investment Adviser. With respect to 75% of the value of the Fund’s total assets, excluding cash, the Fund will invest in investment-grade, fixed-income securities, consisting primarily of corporate debt securities, collateralized mortgage obligations such as residential or commercial, U.S. government issued mortgage-backed securities, and U.S. Treasury and agency securities and bank instruments. With respect to 25% of the value of the Fund’s total assets, excluding cash, the Fund may invest in convertible securities, which are convertible preferred stock or convertible bonds that the Fund has the option to exchange for equity securities of the issuer at a specified conversion price. In seeking higher relative return from corporate debt securities and asset and mortgage-backed securities, the Fund may also invest up to 10% of its net assets in high yield securities (referred to as junk bonds) with an NRSO rating of BB or higher. Under normal circumstances, at least 80% of the Fund's total assets will be invested in income producing securities.

In addition to those investments discussed elsewhere in this SAI and the Fund’s prospectus, the Fund’s investments may include: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. The Fund may purchase these securities on a “when-issued” basis; a when issued security is conditionally traded before the issue day which may result in an increase or decrease of value prior to the settlement date. As part of its strategy, the Fund may also use derivatives for hedging purposes; including writing covered calls and puts on securities and/or securities indices and interest rate futures contracts.

Quality Bond Fund

Under normal conditions, the Fund invests at least 80% of its net assets in debt securities, commonly referred to as bonds. This policy may be changed without the vote of shareholders but shareholders will be given 60 days’ advance notice of any change. The Fund invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable (i.e., securities for which market quotations are readily available) debt securities. The Fund will invest primarily in investment-grade securities, which are rated in one of the four highest categories (BBB or higher) by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Investment Adviser. With respect to 75% of the value of the Fund’s total assets, excluding cash, the Fund will invest in investment-grade, fixed-income securities, consisting primarily of corporate debt securities, collateralized mortgage obligations such as residential or commercial, U.S. government issued mortgage-backed securities, and U.S. Treasury and agency securities and bank instruments. With respect to 25% of the value of the Fund’s total assets, excluding cash, the Fund may invest in convertible securities, which are convertible preferred stock or convertible bonds that the Fund has the option to exchange

6

for equity securities of the issuer at a specified conversion price. In seeking higher relative return from corporate debt securities and asset and mortgage-backed securities, the Fund may also invest up to 10% of its net assets in high yield securities (referred to as junk bonds) with an NRSO rating of BB or higher.

In addition to those investments discussed elsewhere in this SAI and the Fund’s prospectus, the Fund’s investments may include: (i) Marketable Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Collateralized Mortgage Obligations; (viii) Securities of Certain Supranational Organizations; (ix) Repurchase Agreements involving these securities; (x) Private Placements (restricted securities); (xi) Asset Backed Securities; and (xii) Municipal Obligations. The Fund may purchase these securities on a “when-issued” basis; a when issued security is conditionally traded before the issue day which may result in an increase or decrease of value prior to the settlement date. As part of its strategy, the Fund may also use derivatives for hedging purposes; including writing covered calls and puts on securities and/or securities indices and interest rate futures contracts.

High Yield Bond Fund

The Fund will invest at least 80% of the value of its total assets in a widely diversified portfolio of high-yield corporate bonds, often called “junk bonds,” income-producing convertible securities and preferred stocks. The Fund seeks to invest its assets in securities rated Ba or lower by Moody’s, or BB or lower by S&P, or, if not rated, of comparable investment quality as determined by the investment sub-adviser.

Because high yield bonds involve greater risks than higher quality bonds, they are referred to as “junk bonds.” The Fund may, from time to time, purchase bonds that are in default, rated Ca by Moody’s or D by S&P, if, in the opinion of the sub-adviser, there is potential for capital appreciation. Such bonds are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation (see “Ratings of Corporate Debt Securities”). In addition, the Fund may invest its portfolio in medium quality investment grade securities (rated Baa by Moody’s or BBB by S&P) which provide greater liquidity than lower quality securities. Moreover, the Fund may, for temporary defensive purposes under extraordinary economic or financial market conditions, invest in higher quality securities.

Investments in the Fund’s portfolio may include: (i) Corporate Debt Securities; (ii) U.S. Government Obligations; (iii) U.S. Government Agency Securities; (iv) Bank Obligations; (v) Savings and Loan Obligations; (vi) Commercial Paper; (vii) Securities of Certain Supranational Organizations; (viii) Repurchase Agreements involving these securities; (ix) Private Placements (restricted securities); (x) Foreign Securities; (xi) Convertible Securities—debt securities convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities; (xii) Preferred Stocks—securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company’s earnings and assets; (xiii) Loan Participation and Assignments; (xiv) Trade Claims; (xv) Deferrable Subordinate Securities and (xvi) Zero Coupon and Pay-in-Kind Bonds. Zero Coupon and Pay-in-Kind Bonds can be more volatile than coupon bonds. There is no limit on the Fund’s investment in these securities. The Fund may purchase securities, from time to time, on a when-issued basis; the value of such securities may decline or increase prior to settlement date.

Credit Analysis. Because investment in lower and medium quality fixed-income securities involves greater investment risk, including the possibility of default or bankruptcy, achievement of the Fund’s investment objectives will be more dependent on the sub-adviser’s credit analysis than would be the case if the Fund were investing in higher quality fixed-income securities. Although the ratings of Moody’s or S&P are used as preliminary indicators of investment quality, a credit rating assigned by such a commercial rating service will not measure the market risk of lower quality bonds and may not be a timely reflection of the condition and economic viability of an individual issuer.

7

The sub-adviser places primary significance on its own in-depth credit analysis and security research. The Fund’s investments will be selected from an approved list of securities deemed appropriate for the Fund by the sub-adviser, which maintains a credit rating system based upon comparative credit analyses of issuers within the same industry and individual credit analysis of each company. These analyses take into consideration such factors as a corporation’s present and potential liquidity, profitability, internal capability to generate funds, and adequacy of capital. Although some issuers do not seek to have their securities rated by Moody’s or S&P, such unrated securities will also be purchased by the Fund only after being subjected to analysis by the sub-adviser. Unrated securities are not necessarily of lower quality than rated securities, but the market for rated securities is usually broader.

Maturity. The maturity of debt securities may be considered long (10 plus years), intermediate (1 to 10 years), or short-term (12 months or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by the sub-adviser. Normally, the Fund’s dollar weighted average maturity is expected to be in the 6 to 12 year range.

Yield and Price. Lower to medium quality, long-term fixed-income securities typically yield more than higher quality, long-term fixed-income securities. Thus, the Fund’s yield normally can be expected to be higher than that of a fund investing in higher quality debt securities. The yields and prices of lower quality fixed income securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income markets, changes in perception of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality securities, which may result in greater price and yield volatility. For a given period of time, the Fund may have a high yield but a negative total return.

Deferrable Subordinated Securities. Recently, securities have been issued which have long maturities and are deeply subordinated in the issuer’s capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed as possessing certain “equity-like” features by rating agencies and bank regulators. However, the securities are treated as debt securities by market participants, and the fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. The High Yield Bond Fund will invest in these securities to the extent their yield, credit, and maturity characteristics are consistent with the Fund’s investment objective and program.

Hybrid Instruments. The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

Other Investments. The Fund may invest up to 20% of its total assets in dividend-paying preferred or common stocks (including up to 10% of net assets in warrants to purchase common stocks) that are considered by the sub-adviser to be consistent with the Fund’s current income and capital appreciation investment objectives. In seeking higher income or a reduction in principal volatility, the Fund may write covered call

8

options and purchase covered put options and spreads and purchase uncovered put options and uncovered call options; and the Fund may invest in interest rate futures contracts (and options thereon) for hedging purposes. There are also special risks associated with investments in foreign securities whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the Fund to the extent that it holds non-dollar foreign bonds.

Additional Risks of High Yield Investing. There can be no assurance that the High Yield Bond Fund will achieve its investment objective. The high yield securities in which the Fund may invest are predominantly speculative with regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the Fund may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. Furthermore, the share price and yield of the Fund are expected to be more volatile than the share price and yield of a fund investing in higher quality securities, which react primarily to movements in the general level of interest rates. The sub-adviser carefully considers these factors and the Fund attempts to reduce risk by diversifying its portfolio, by analyzing the creditworthiness of individual issuers, and by monitoring trends in the economy, financial markets, and specific industries. Such efforts, however, will not eliminate risk. High yield bonds may be more susceptible than investment grade bonds to real or perceived adverse economic and competitive industry conditions. High yield bond prices may decrease in response to a projected economic downturn because the advent of a recession could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. Highly leveraged issuers also may find it difficult to obtain additional financing during a period of rising interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. As such, the prices at which lower quality bonds can be sold may be adversely affected and valuing such lower quality bonds can be a difficult task. If market quotations are not available, these securities will be valued by a method that, in the good faith belief of the Fund’s Board of Directors, accurately reflects fair value.

During 2011, the dollar weighted average ratings (computed monthly) of the debt obligations held by the High Yield Bond Fund (excluding equities and reserves), expressed as a percentage of the Fund’s total net investments, were as follows:

Standard and Poor’s Ratings	Percentage of Total Net Investments*
AAA	0%
AA	0%
A	0%
BBB	0%
BB	36.82%
B	40.62%
CCC	15.34%
CC	0%
C	0%
D	0%
Unrated**	1.10%

* Unaudited. The portfolio also included 4.19% of its net assets in cash and 1.93% of its net assets in equity securities.

** T. Rowe Price Associates, Inc. has advised that in its view the unrated debt obligations were comparable in quality to debt obligations rated in the S&P categories as follows: A: 0%; BBB: 0%; BB: 0.423%; B: 0.414%; CCC: 0.263%; CC: 0%; C: 0%; D: 0%; Unrated: 0%.

9

Flexibly Managed Fund

In addition to investing in common stocks, the Fund may invest in the following securities:

•	Equity-related securities, such as convertible securities (i.e., bonds or preferred stock convertible into or exchangeable for common stock), preferred stock, warrants, futures, and options.

•

Corporate debt securities within the four highest credit categories assigned by nationally recognized statistical rating organizations, which include both high and medium-quality investment grade bonds. The Fund may also invest in non-investment grade corporate debt securities, which are sometimes referred to as “junk bonds,” if immediately after such investment the Fund would not have more than 25% of its total assets invested in such securities. The Fund’s investment in all corporate debt securities will be limited to 35% of net assets. The Fund’s convertible bond holdings will not be subject to these debt limits, but rather, will be treated as equity-related securities. There is no limit on the Fund’s investments in convertible securities. Medium-quality investment grade bonds are regarded as having an adequate capacity to pay principal and interest although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than that for higher grade bonds.

•

Short-term reserves (i.e., money market instruments), which may be used to reduce downside volatility during uncertain or declining equity market conditions. The Fund’s reserves will be invested in shares of an internally managed fund of the sub-adviser or the following high-grade money market instruments: U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

•

The Fund may invest up to 10% of its total assets in hybrid instruments. These instruments (a type of potentially high-risk derivative) can combine the characteristics of futures and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a “benchmark”). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the Fund.

•	Securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended.

If the Fund’s position in money market securities maturing in one year or less equals 35% or more of the Fund’s total assets, the Fund will normally have 25% or more of its assets concentrated in securities of the banking industry. Investments in the banking industry may be affected by general economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. The sub-adviser believes that any risk to the Fund which might result from concentrating in the banking industry will be minimized by diversification of the Fund’s investments, the short maturity of money market instruments, and the sub-adviser’s credit research.

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Balanced Fund

The Fund seeks to achieve its investment objective by using a “fund-of-funds” strategy. Accordingly, the Fund invests in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with its target asset allocation. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Fund intends to invest primarily in a combination of underlying funds; however, the Fund may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund’s allocation strategy is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities.

The Fund’s underlying equity fund allocation will primarily track the performance of the large capitalization company portion of the U.S. stock market. The Fund’s underlying fixed income fund allocation will be invested primarily in a broad range of investment grade fixed income securities (although up to 10% of the underlying fund may be invested in non-investment grade securities), and is intended to provide results consistent with the broad US fixed income market.

The following chart shows the Fund’s target asset allocation among the various asset classes. The Adviser may permit modest deviations from the target asset allocations below. Market appreciation or depreciation may cause the Fund to be outside of its target asset allocation range. In addition, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may affect the Fund’s actual allocations. Accordingly, the Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
Equity Fund
Penn Series Index 500 Fund	50% - 70%
Fixed Income Fund
Penn Series Quality Bond Fund	30% - 50%
Money Market Fund
Penn Series Money Market Fund	0% - 20%

With respect to its direct investments, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Fund.

Large Growth Stock Fund

Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of large capitalization companies. For purposes of this policy, large capitalization companies have market capitalization that fall within the market capitalization range of companies in the Russell 1000 Growth Index. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund’s holdings are generally listed on a national securities exchange. While the Fund may invest in unlisted securities, such securities will usually have an established over-the-counter market. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances,

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commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may write covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. The sub-adviser is a research driven, fundamental investor, pursuing a growth strategy. The sub-adviser seeks to add value primarily through stock selection and pursues a bottom-up strategy that blends fundamental, quantitative, and technical analysis. Ideal candidates for investment are growth companies believed to have favorable earnings prospects, reasonable valuations, and favorable trading volume and price patterns.

In choosing investments, the sub-adviser will focus on large-cap companies that have exhibited above average growth, strong financial records, or compelling valuations. In addition, the sub-adviser also considers management expertise, industry leadership, growth in market share and sustainable competitive advantage. The sub-adviser’s investment philosophy and process lead it to create equity portfolios that are typically fully invested and, in large part, maintain sector weightings that will approximate those of the Russell 1000 Growth Index, generally defined as +/- 5% of the index weight.

The Fund may invest up to 20% of its total assets in foreign securities. In addition to its main investments, the Fund may invest up to 20% of its net assets in investments of small to medium capitalization companies. The Fund may also lend its portfolio securities up to 30% of its assets and borrow up to 5% of the value of its total assets (excluding borrowing from banks for temporary or emergency purposes, and not for direct investments in securities).

Large Core Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common and preferred stocks of large capitalization U.S. companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those with market capitalizations within the range of companies comprising the Russell 1000 Growth Index at the time of purchase.

The Fund invests principally in equity securities of large capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The sub-adviser employs a rigorous bottom-up research process to identify solid investment opportunities. The sub-adviser seeks to construct a well diversified portfolio in order to reduce risk while enhancing return.

The Fund may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs), real estate investment trusts (REITs), shares of other investment companies and exchange-traded funds (ETFs), derivatives (such as options, futures and equity swaps), and cash instruments maturing in one year or less. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

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Large Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. For this Fund, large capitalization companies are those that, at the time of investment, have market capitalizations of more than $5 billion. The Fund may also invest in convertible securities, preferred stocks, and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objectives. The Fund may invest an unlimited amount in foreign securities. Generally, the Fund will not invest more than 25% of its assets in foreign securities. The Fund’s holdings are generally listed on a national securities exchange. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Large Core Value Fund

The Fund invests primarily in value stocks of large capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of large capitalization companies. For this Fund, large capitalization companies are those companies having market capitalizations equal to or greater than the median capitalization of companies included in the Russell 1000 Value Index. Value stocks are stocks that, in the opinion of the sub-adviser, are inexpensive or undervalued relative to the overall stock market.

The Fund primarily invests in dividend-paying stocks. The Fund may also invest in fixed income securities, such as convertible debt securities, of any credit quality (including securities rated below investment grade (“junk bonds”)), real estate investment trusts and non-income producing stocks. The Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, covered short sales and equity swaps) to protect against stock price, interest rate or currency rate declines (“hedging”), to enhance returns, or as a substitute for the purchase or sale of securities or currencies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Index 500 Fund

The Fund seeks to replicate the return of the S&P 500 Index (the “Index”), which is comprised of approximately 500 securities selected by Standards & Poor’s (most of which are common stocks listed on the New York Stock Exchange). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities listed in the Index. The sub-adviser’s policy is to be substantially invested in common stocks included in the S&P 500 Index and close substitutes (such as index futures contracts). The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry. The sub-adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

The Index 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities

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generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to Penn Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Penn Series or the Index 500 Fund. S&P has no obligation to take the needs of Penn Series or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PENN SERIES, OWNERS OF THE INDEX 500 FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Mid Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. Mid-cap companies have market capitalization in the range of those companies included in the Russell Midcap Index. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the sub-adviser). In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies. For this Fund, mid-cap companies are those that, at the time of investment, have capitalizations that fall within the range of the Russell Midcap Index. Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, foreign securities and ADRs. The Fund will invest primarily in a diversified portfolio of common stocks of issuers that have market capitalizations that fall in the range of the Russell Midcap Index that the sub-adviser believes to be undervalued relative to the stock market. The sub-adviser selects securities that are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles. In addition, the Fund may increase its reserves for temporary defensive purposes or to enable it to take advantage of buying opportunities. The Fund’s reserves will be invested in money market instruments, such as U.S. Government obligations, certificates of deposit, bankers’ acceptances, commercial paper, and short-term corporate debt securities or shares of

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investment companies that invest in such instruments. The Fund may invest in derivatives including covered call options and purchase put options on its portfolio securities, purchase call or put options on securities indices and invest in stock index futures contracts (and options thereon) for hedging purposes. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Mid Core Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium capitalization companies. Medium capitalization companies have market capitalizations that, at the time of purchase, generally fall within the market capitalization range of companies in the Russell Midcap Index, a widely used benchmark for mid-cap stock performance, as of its most recent reconstitution. The Fund will be subject to the risks associated with its investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If the sub-adviser judges market conditions incorrectly or uses a hedging strategy that does not correlate well with the Fund’s investments, it could result in a loss, even if the sub-adviser intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised. The Fund may also purchase convertible securities, depository receipts and foreign securities and is subject to the risks associated with such investing. The Fund may invest in stock index future contracts in an effort to reduce volatility. The Fund may also invest in debt securities. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Investment Company Act of 1940, as amended. The sub-adviser selects securities that it believes are undervalued in the marketplace either in relation to strong fundamentals, such as a low price-to-earnings ratio, consistent with cash flow, and successful track records through all parts of the market cycles.

SMID Cap Growth Fund

The Fund attempts to achieve its investment objective by investing primarily in common stocks of small and medium capitalization U.S. companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those with market capitalizations within the range of companies comprising the Russell 2500 Growth Index at the time of purchase.

The sub-adviser’s strategy seeks superior, long-term returns by identifying growth companies at an early or transitional stage of development, before the market discovers their potential. The sub-adviser employs a bottom-up investment approach applying original idea generation, fundamental research, and security analysis emphasizing growth companies at attractive valuations. The sub-adviser’s approach emphasizes the predictability of earnings in order to seek to deliver superior investment results with controlled risk. The sub-adviser seeks to have the Fund broadly diversified across industry groups.

Unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

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SMID Cap Value Fund

The Fund invests primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies, generally representing 60 to 125 companies. Under normal conditions, the Fund invests at least 80% of its net assets in securities of small and medium capitalization companies. For this Fund, small and medium capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index. Because the Fund’s definition of small and medium capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the sub-adviser to be undervalued, using its fundamental value approach. In selecting securities for the Fund, the sub-adviser uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The sub-adviser’s fundamental value approach to equity investing generally defines value as the relationship between a security’s current price and its intrinsic economic value, as measured by long-term earnings prospects.

To the extent that companies involved in certain industries may from time to time constitute a material portion of the universe of small and medium capitalization companies, the Fund may also invest significantly in these industries (but not more than 25% of its total assets in any one industry).

The Fund may, but typically does not, enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Small Cap Growth Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small capitalization companies. For this Fund, small capitalization companies are those that, at the time of investment, have a market capitalization of less than $3 billion. The Fund will primarily invest in common stocks, and may also invest in bonds, convertible securities, preferred stocks and securities of foreign issuers which hold the prospect of contributing to the achievement of the Fund’s objective. The Fund may also invest in bonds rated below Baa by Moody’s or BBB by S&P (sometimes referred to as “junk bonds”), but presently does not expect such investments in any such bonds to exceed 5% of the Fund’s assets. The Fund may write covered call options and purchase put options on its portfolio securities, purchase put and call options on securities indices and invest in stock index futures contracts (and options thereon) for hedging and other non-speculative purposes.

Small Cap Value Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment. The Fund is managed using a value oriented approach. The Sub-Adviser evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting the Sub-Adviser’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial

16

leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of the Sub-Adviser, are available at attractive prices. As a matter of fundamental policy, the Fund will not purchase the securities of any company if, as a result, more than 25% of its total assets would be concentrated in any one industry.

Small Cap Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the Russell 2000® Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index measures the performance of the 2,000 smallest companies (based on total market capitalization) in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Fund is not sponsored, endorsed, sold or promoted by Russell Investments.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

Developed International Index Fund

Under normal circumstances, the Fund invests at least 80% of its net assets in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index (the “Index”). Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index (including ADRs and GDRs) and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is an arithmetic, market value-weighted average of the performance of approximately 1,000 securities primarily from Europe, Australia, Asia and the Far East. The Fund is not sponsored, endorsed, sold or promoted by MSCI Inc.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

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The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

International Equity Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets invested in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund will invest primarily in companies operating in the countries in Europe and the Pacific Basin. The countries include the eleven Euro-zone countries (France, Germany, Italy, Spain, Portugal, Finland, Ireland, Belgium, the Netherlands, Luxembourg and Austria), the United Kingdom, Denmark, Sweden, Switzerland, Norway, Japan, Hong Kong, Australia, New Zealand and Singapore. The Fund seeks to be well diversified and will have investments in at least ten countries and five sectors at all times.

The Fund may not always purchase securities on the principal market. For example, American Depositary Receipts (“ADRs”) may be purchased if trading conditions make them more attractive than the underlying security. ADRs are registered receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. The Fund may likewise utilize European Depositary Receipts (“EDRs”), which are receipts typically issued in Europe by a bank or trust company evidencing ownership of an underlying foreign security. Unlike ADRs, EDRs are issued in bearer form. For purposes of determining the country of origin, ADRs and EDRs will not be deemed to be domestic securities.

The Fund may also acquire fixed income investments where these fixed income securities are convertible into equity securities (and which may therefore reflect appreciation in the underlying equity security), and where anticipated interest rate movements, or factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. Fixed income securities in which the Fund may invest will be rated at the time of purchase Baa or higher by Moody’s Investor Service, Inc., or BBB or higher by Standard and Poor’s Ratings Group or, if they are foreign securities which are not subject to standard credit ratings, the fixed income securities will be “investment grade” issues (in the judgment of the sub-adviser) based on available information.

The Fund may invest in securities which may be considered to be “thinly-traded” if they are deemed to offer the potential for appreciation, but does not presently intend to invest more than 5% of its total assets in such securities. The trading volume of such securities is generally lower and their prices may be more volatile as a result, and such securities are less likely to be exchange-listed securities. The Fund may also invest, subject to restrictions, in options (puts and calls) and restricted securities.

Additional Risk Considerations. Investments in foreign securities involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Such foreign investments may also be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies

18

may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, the financial markets on which they are traded may be subject to less strict governmental supervision, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). A contract owner who selects this Fund will incur the risks generally associated with investment in equity securities and, in addition, the risk of losses attributable to changes in currency exchange rates to the extent that those risks are not adequately hedged by the sub-adviser.

Emerging Markets Equity Fund

Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities located in emerging market countries. For this Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. The sub-adviser will base determinations as to a company’s eligibility on publicly available information and inquiries made to the company.

The sub-adviser considers emerging market countries to be countries that the international financial community, including the World Bank and the International Finance Corporation, considers to be emerging or developing countries on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Allocation of the Fund’s investments will depend upon the relative attractiveness of emerging countries and particular issuers. There are no prescribed limits on the geographic distribution of the Fund’s investments.

The sub-adviser seeks to maximize returns by investing in growth-oriented equity securities of emerging country issuers. The sub-adviser combines top-down country criteria to allocate the Fund’s assets among countries (based on relative economic, political and social fundamentals, stock valuations, and investor sentiment) with bottom-up fundamental analysis of issuers (seeking to identify issuers with strong earnings growth potential). Portfolio securities are typically sold when any one or more of these assessments materially changes. The sub-adviser attempts to manage the overall risk of its investments through its emphasis on thorough macroeconomic and fundamental research.

The Fund invests primarily in equity securities, including common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts. The Fund may invest in securities of micro, small- and medium-capitalization companies. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts, options on futures contracts and, to the extent available, currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks. The Fund may purchase securities of other investment companies. The Fund may invest up to 20% of its net assets in debt securities, including up to 5% of its total assets in non-investment grade debt securities (“junk bonds”). The Fund may invest up to 10% of its assets in foreign real estate companies. In addition, unless otherwise stated herein, the Fund may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the sub-adviser, such investment will be advantageous to the Fund.

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Real Estate Securities Fund

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”).

For purposes of the Fund’s investment policies, a real estate company is one that: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in such real estate Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its total assets in a portfolio of equity securities issued by real estate companies, including REITs and REIT-like entities. These equity securities can consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the sub-adviser’s view, a significant element of the securities’ value, and preferred stocks.

The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

In managing the Fund’s portfolio, the sub-adviser adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value, which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their net asset value estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the net asset value model, portfolio managers may use secondary valuation tools including cash flow multiple/ growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

Penn Series Lifestyle Funds

The Penn Series Lifestyle Funds consist of the following five funds (each, a “Lifestyle Fund” and, collectively, the “Lifestyle Funds”):

Aggressive Allocation Fund	Moderately Aggressive Allocation Fund
Moderate Allocation Fund	Moderately Conservative Allocation Fund
Conservative Allocation Fund

The Lifestyle Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Lifestyle Funds invest in a combination of other Penn Series Funds (each, an “underlying fund” and, together, the “underlying funds”) in accordance with their target asset allocations. These underlying funds invest their assets directly in equity, fixed income, money market and other securities in accordance with their own investment objectives and policies. The underlying funds are managed using both indexed and active management strategies. The Lifestyle Funds intend to invest primarily in a combination of underlying funds; however, the Lifestyle Funds may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

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Each Lifestyle Fund has its own distinct target portfolio allocation and is designed to accommodate different investment goals and risk tolerances. Through its investments in the underlying funds, each Lifestyle Fund’s target allocation is intended to allocate the Lifestyle Fund’s assets among various asset classes, such as equity securities, fixed income securities and money market securities. The portfolios of the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolios of the Moderately Conservative Allocation Fund and Conservative Allocation Fund are more heavily allocated to bonds and cash investments, and reflect a more conservative approach. The portfolio of the Moderate Allocation Fund is allocated among stock, bond and cash investments with a majority of it assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Aggressive Allocation Fund and Moderately Aggressive Allocation Fund, but more aggressive than the Moderately Conservative Allocation Fund and Conservative Allocation Fund. The Aggressive Allocation Fund is designed as the most aggressive of the Lifestyle Funds and the Conservative Allocation Fund is designed as the most conservative of the Lifestyle Funds.

In determining the asset allocation of the Lifestyle Funds, the investment adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the underlying funds and their historic patterns of performance relative to their asset class and to other underlying funds. Periodic changes in allocations among the underlying funds will be based on information about the financial markets, changes within particular underlying funds, or the introduction of new Penn Series funds that would, in the investment adviser’s opinion, enhance the return potential of the Lifestyle Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Lifestyle Fund’s investment objective.

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The following chart shows each Lifestyle Fund’s target asset allocation among the various asset classes and which underlying funds are used within each asset class as of the date of the Prospectus. The adviser may permit modest deviations from the target asset allocations listed below. Market appreciation or depreciation may cause a Lifestyle Fund to be outside of its target asset allocation range. Further, differences in the performance of the underlying funds and the size and frequency of purchase and redemption orders may also affect a Lifestyle Fund’s actual allocations. Accordingly, a Lifestyle Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Target Asset Allocation
	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund
Fixed Income and Money Market Funds	0% - 15%	0% - 30%	30% - 50%	50% - 70%	60% - 80%
Penn Series Money Market Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Limited Maturity Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series Quality Bond Fund	0% - 15%	0% - 30%	0% - 50%	0% - 70%	0% - 80%
Penn Series High Yield Bond Fund	0% - 15%	0% - 30%	0% - 30%	0% - 30%	0% - 30%
Equity Funds	85% - 100%	70% - 100%	50% - 70%	30% - 50%	20% - 40%
Penn Series Flexibly Managed Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Growth Stock Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Large Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Index 500 Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Mid Core Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series SMID Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Growth Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Value Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Small Cap Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Developed International Index Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series International Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Emerging Markets Equity Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%
Penn Series Real Estate Securities Fund	0% - 30%	0% - 30%	0% - 20%	0% - 20%	0% - 15%

With respect to their direct investments, unless otherwise stated herein, the Lifestyle Funds may purchase any of the securities and/or engage in any of the investment practices identified in the “Securities and Investment Techniques” section of this SAI if, in the opinion of the adviser, such investment will be advantageous to the Lifestyle Funds.

SECURITIES AND INVESTMENT TECHNIQUES

Unless otherwise stated herein, the Funds may purchase any of the securities and/or engage in any of the investment practices identified in this section if, in the opinion of the adviser or sub-adviser (as applicable), such investment will be advantageous to the Fund.

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Investments in Equity Securities

Equity securities in which the Funds, other than the Money Market Fund, may invest in include those described below.

Equity Securities. Equity securities represent ownership interests in a company, and are commonly called “stocks.” Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company’s financial condition, market conditions and political, economic or even company-specific news. When a stock’s price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities, warrants, ADRs, GDRs, EDRs, and interests in real estate investment trusts. For more information on real estate investment trusts, see the section entitled “Real Estate Securities.” For more information on warrants, see the section entitled “Warrants.”

Common stocks. Common stocks, which are probably the most recognized type of equity security, represent an equity or ownership interest in an issuer and usually entitle the owner to voting rights in the election of the corporation’s directors and any other matters submitted to the corporation’s shareholders for voting, as well as to receive dividends on such stock. The market value of common stock can fluctuate widely, as it reflects increases and decreases in an issuer’s earnings. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners, other debt holders and owners of preferred stock take precedence over the claims of common stock owners.

Preferred stocks. Preferred stocks represent an equity or ownership interest in an issuer but do not ordinarily carry voting rights, though they may carry limited voting rights. Preferred stocks normally have preference over the corporation’s assets and earnings, however. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks normally pay dividends at a specified rate. However, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. In the event an issuer is liquidated or declares bankruptcy, the claims of bond owners take precedence over the claims of preferred and common stock owners. Certain classes of preferred stock are convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock. Preferred stock is subject to many of the same risks as common stock and debt securities.

Convertible securities. Convertible securities are typically preferred stocks or bonds that are exchangeable for a specific number of another form of security (usually the issuer’s common stock) at a specified price or ratio. A convertible security generally entitles the holder to receive interest paid or accrued on bonds or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. A corporation may issue a convertible security that is subject to redemption after a specified date, and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. The convertible structure allows the holder of the convertible bond to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value and the option to convert to common stocks becomes more valuable. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the convertible feature. Convertible securities are also rated below investment grade (“high yield” or “junk bond”) or are not rated, and are subject to credit risk.

Prior to conversion, convertible securities have characteristics and risks similar to nonconvertible debt and equity securities. In addition, convertible securities are often concentrated in economic sectors, which, like the stock market in general, may experience unpredictable declines in value, as well as periods of poor performance,

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which may last for several years. There may be a small trading market for a particular convertible security at any given time, which may adversely impact market price and a Fund’s ability to liquidate a particular security or respond to an economic event, including deterioration of an issuer’s creditworthiness.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, but do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer’s common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of a company’s liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks declines, the price of the issuer’s convertible securities will tend not to fall as much because the convertible security’s income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Initial Public Offering. The Funds may purchase shares issued as part of, or a short period after, a company’s initial public offering (“IPOs”), and may at times dispose of those shares shortly after their acquisition. A Fund’s purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically,

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however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

Master Limited Partnerships (MLPs). The Mid Cap Value Fund can invest up to 5% of its assets in MLPs. An MLP is a limited partnership (or similar entity) in which investors buy units (“common units”) (versus shares of a corporation) and receive distributions (versus dividends). MLPs are generally registered with the SEC and publicly traded on a securities exchange or in the over-the-counter (OTC) market, with their value fluctuating predominantly based on prevailing market conditions. While the majority of MLPs own interests in businesses related to the production, infrastructure, transportation and storage of natural resources such as oil, gas, and fossil fuels, some MLPs operate in the real estate sector. With regard to tax treatment, an MLP is considered a pass-through entity, which means that the MLP itself is not subject to federal or state income tax but rather taxation is passed along to the investors or “unit holders”. Distributions from an MLP to unit holders may consist in part of a return of capital. MLPs consist of a general partner and limited partners. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units. Limited partners own the remainder of the common units, and have a limited role, if any, in the MLP’s operations and management. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common units along with general partner units, have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

There are risks related to investing in MLPs including, but not limited to, risks associated with (a) the MLP structure itself and (b) the specific industry or industries in which the MLP invests. MLPs holding interests in credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Even though the common units are typically traded on a securities exchange or in the OTC market, investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic, market, regulatory or other conditions, which could, in turn, affect the liquidity of the units themselves. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Certain MLPs are dependent on their parent companies or sponsors for a majority of their revenues. Any failure by an MLP’s parents or sponsors to satisfy their payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions to holders of the common units.

MLPs involve some risks that differ from an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court

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determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s governing documents, or to take other action under the governing documents of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the statutes of that state. This liability may remain with the holder of units even after the units are sold. In addition, there are certain tax risks associated with an investment in units and conflicts of interest exist between common interest holders and the general partner. For example, conflicts of interest may arise from incentive distribution payments paid to the general partner, or referral of business opportunities by the general partner or one of its affiliates to an entity other than the MLP. Additionally, holders of units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, if an MLP fails to sufficiently monitor its operations so that it remains taxed as an MLP under the Internal Revenue Code, the MLP could be taxed as a corporation, which could have adverse consequences for a fund that owns units of such an MLP.

To the extent that a fund invests in energy-related companies, through its investment in MLPs, it takes on additional risks. The fund faces the risk that the earnings, dividends, and stock prices of energy companies may be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy can fluctuate significantly over short and long periods because of a variety of factors, including: changes in international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); relationships among OPEC members and between OPEC and oil-importing nations; energy conservation; the regulatory environment; government tax policies; development of alternative sources of energy; and the economic growth and stability of the key energy-consuming countries. These factors could lead to substantial fluctuations in the value of a fund’s energy-related investments, particularly MLPs that operate in oil, gas, fossil fuels and other natural resources related businesses, including energy production, generation, processing, distribution and infrastructure.

MLPs are subject to the other risks generally applicable to interests in companies in the energy and natural resources sectors, including commodity pricing risk, supply and demand risk and depletion risk and exploration risk. There are also certain tax risks associated with investment in MLPs, including the risk that U.S. taxing authorities could challenge a fund’s treatment for federal income tax purposes of the MLPs in which that fund invests. These tax risks, and any adverse determination with respect thereto, could have a negative impact on the after-tax income available for distribution by the MLPs and/or the value of the fund’s investment in the MLP. There can be no assurance that future changes to U.S. tax laws or tax rules would not adversely affect a fund’s investments in MLPs or the value of the fund’s shares.

Investments in Debt Securities

Debt securities in which the Funds may invest in include those described below.

U.S. Government Obligations. The Funds may invest in bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. Government Agency Securities. The Funds may invest in debt securities issued or guaranteed by U.S. Government sponsored enterprises, federal agencies, and international institutions. These include securities issued by Fannie Mae, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and the remainder are supported only by the credit of the instrumentality.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of

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common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (SPAs), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the conclusion of 2012, the remaining U.S. Treasury commitment will then be fully available to be drawn per the terms of the SPAs. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

Long-Term, Medium to Lower Quality Corporate Debt Securities. The Funds may invest in medium to lower quality corporate debt securities. The High Yield Bond Fund will invest in outstanding convertible and nonconvertible corporate debt securities (e.g., bonds and debentures) that generally have maturities between 6 and 12 years. This Fund will generally invest in long-term corporate obligations which are rated BBB or lower by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if not rated, are of equivalent quality as determined by the Fund’s investment sub-adviser. The Flexibly Managed Fund may invest up to 15% of its assets in lower quality corporate debt securities. The Emerging Markets Equity Fund may invest up to 5% of its assets in high yield securities.

Please see the “Additional Risks of High Yield Investing” in the High Yield Bond Fund section above for more information about the risks of investing in high yield securities and junk bonds.

Investment Grade Corporate Debt Securities. The Funds may invest in corporate debt securities of various maturities that are considered investment grade securities. The Limited Maturity Bond and Quality Bond Funds will invest principally in corporate debt securities of various maturities that are considered investment grade securities by at least one of the established rating services (e.g., AAA, AA, A, or BBB by Standard & Poor’s) or, if not rated, are of equivalent quality as determined by the Funds’ investment adviser, Independence Capital Management, Inc. (“ICMI”).

Bank Obligations. The Funds may invest in certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

No Fund will invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank by any one Income Fund is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of a U.S. Bank, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Fund’s investment adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Commercial Paper. The Funds may invest in short-term promissory notes issued by corporations primarily to finance short-term credit needs. The Money Market Fund will only invest in commercial paper which is rated A-2 or better by Standard & Poor’s, Prime-2 or better by Moody’s or, if not rated, is of equivalent quality as determined by the investment adviser, and further will invest only in instruments permitted under the SEC Rule 2a-7 which governs money market fund investing.

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Canadian Government Securities. The Funds may invest in debt securities issued or guaranteed by the Government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof. However, the Money Market Fund will only purchase these securities if they are marketable and payable in U.S. dollars. The Money Market Fund will not purchase any such security if, as a result, more than 10% of the value of its total assets would be invested in such securities.

Savings and Loan Obligations. The Funds may invest in negotiable certificates of deposit and other debt obligations of savings and loan associations. They will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion, or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is limited to $100,000 and the principal amount of such investment is insured in full by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the security is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

No Fund will purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% (5% with respect to the Money Market Fund) of the value of its total assets would be invested in such securities, other illiquid securities, and securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

Municipal Obligations. The Funds may invest in Municipal Obligations. The Limited Maturity Bond, Quality Bond and Large Cap Value Funds may invest in Municipal Obligations that meet such Fund’s quality standards. The two principal classifications of Municipal Obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Obligations may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Municipal Obligations may include variable and floating rate instruments. If such instruments are unrated, they will be determined by the adviser to be of comparable quality at the time of the purchase to rated instruments purchasable by a Fund.

To the extent a Fund’s assets are to a significant extent invested in Municipal Obligations that are payable from the revenues of similar projects, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so invested.

Foreign Debt Securities. The Funds may invest in foreign debt securities. Subject to the particular Fund’s quality and maturity standards, the Limited Maturity Bond, Quality Bond, High Yield Bond and Money Market Funds may invest without limitation in the debt securities (payable in U.S. dollars) of foreign issuers in developed countries and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The High Yield Bond Fund may also invest up to 20% of its assets in non-U.S. dollar—denominated fixed-income securities principally traded in financial markets outside the United States. The

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International Equity Fund may invest in debt securities of foreign issuers. The securities will be rated Baa or higher by Moody’s Investor Services, Inc. or BBB or higher by Standard and Poor’s Ratings Group or, if they have not been so rated, will be the equivalent of investment grade (Baa or BBB) as determined by the adviser or sub-adviser. Investments in debt securities, including foreign debt securities, by the Large Cap Value Fund are subject to an aggregate limit of 10% of the Fund’s net assets. The Small Cap Growth Fund may also invest up to 15% of its assets in U.S.-traded dollar denominated debt securities of foreign issuers, and up to 5% of its assets in non-dollar denominated fixed income securities issued by foreign issuers. The Emerging Markets Equity Fund may invest up to 20% of its net assets in debt securities, including debt securities of foreign issuers.

For information on risks involved in investing in foreign securities, see information on “Investments in Foreign Equity Securities” below.

Prime Money Market Securities Defined. Prime money market securities include: U.S. Government obligations; U.S. Government agency securities; bank or savings and loan association obligations issued by banks or savings and loan associations whose debt securities or parent holding companies’ debt securities or affiliates’ debt securities guaranteed by the parent holding company are rated AAA or A-1 or better by Standard & Poor’s, AAA or Prime-1 by Moody’s, or AAA by Fitch; commercial paper rated A-1 or better by Standard & Poor’s, Prime-1 by Moody’s, or, if not rated, issued by a corporation having an outstanding debt issue rated AAA by Standard & Poor’s, Moody’s, or Fitch; short-term corporate debt securities rated AAA by Standard & Poor’s, Moody’s, or Fitch; Canadian Government securities issued by entities whose debt securities are rated AAA by Standard & Poor’s, Moody’s, or Fitch; and repurchase agreements where the underlying security qualifies as a prime money market security as defined above.

Mortgage-Backed Securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (“FHLMC Gold PCS”) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors.

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Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

Commercial Mortgage-Backed Securities (“CMBS”). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody’s. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities (“ARMS”). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price

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swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Asset-Backed Securities. The Funds may invest a portion of their assets in debt obligations known as “asset-backed securities.” The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as “pass through certificates” or “collateralized obligations.”

“Pass through certificates” are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligers on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Zero Coupon and Pay-in-Kind Bonds. The Funds may invest in zero coupon and pay-in-kind bonds. A zero coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero coupon bonds like other bonds retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-Kind (PIK) Instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIK’s, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued

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interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIK’s are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the Fund until the maturity or call date of the bond. A Fund will nonetheless be required to distribute substantially all of this gross income each year to comply with the Internal Revenue Code, and such distributions could reduce the amount of cash available for investment by the Fund.

Investments in Foreign Equity Securities

The Funds, other than the Money Market Fund, may invest in the equity securities of foreign issuers, including the securities of foreign issuers in emerging countries. Certain of the Funds have adopted limitations with respect to their investments in the equity securities of foreign issuers as follows: Large Growth Stock – 30%; Large Cap Value – 25%; Large Cap Growth – 20%, Mid Cap Growth – 25%; Mid Cap Value – 25%, Mid Core Value – 10%, Small Cap Value – 15%; Small Cap Growth – 15%; Flexibly Managed – 25% and Real Estate Securities – 25%. The International Equity Fund, under normal circumstances, will have at least 65% of its assets in such investments. Under normal circumstances, at least 80% of the Emerging Markets Equity Fund’s assets will be invested in equity securities located in emerging market countries. Under normal circumstances, the Developed International Index Fund invests at least 80% of its net assets in securities listed in the MSCI® Europe, Australasia, Far East (MSCI EAFE) Index. The Large Core Value Fund may invest up to 25% of its total assets in foreign securities, some of which may be located in emerging market countries. Because the Funds may invest in foreign securities, the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). The sub-advisers for the Small Cap Growth, Large Cap Growth, Large Core Growth, Large Core Value, Mid Core Value, Large Cap Value, Mid Cap Value, and SMID Cap Growth Funds do not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be “foreign securities.”

Emerging or developing markets exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

Investments in Smaller Companies

The Funds, other than the Money Market Fund, may invest in securities of small- and mid-cap companies. Small Cap Value, Small Cap Growth, SMID Cap Value, SMID Cap Growth and the Small Cap Index Funds may invest all or a substantial portion of their assets in securities issued by smaller capitalization companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in

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such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of a Fund to dispose of such securities may be greatly limited, and a Fund may have to continue to hold such securities during periods when they would otherwise be sold.

Investments in Unseasoned Companies

The Funds, other than the Money Market Fund, may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Foreign Currency Transactions

As a means of reducing the risks associated with investing in securities denominated in foreign currencies, a Fund, other than the Money Market Fund, may purchase or sell foreign currency on a forward basis (“forward contracts”), enter into foreign currency futures and options on futures contracts (“forex futures”) and foreign currency options (“forex options”). These investment techniques may be used to either hedge against anticipated future changes in currency prices that otherwise might adversely affect the value of the Fund’s investments or to provide a Fund with exposure to a particular currency.

Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forex futures are standardized contracts for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Forex futures traded in the United States are traded on regulated futures exchanges. A Fund will incur brokerage fees when it purchases or sells forex futures and it will be required to maintain margin deposits. Parties to a forex future must make initial margin deposits to secure performance of the contract, which generally range from 2% to 5% of the contract price. There also are requirements to make “variation” margin deposits as the value of the futures contract fluctuates.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. When the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved

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will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund do not intend to enter into such forward contracts under these circumstance on a regular or continuous basis, and will not do so if, as a result, the Fund will have more than 15% of the value of its total assets committed to the consummation of such contracts. The Large Growth Stock Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Value Fund, Small Cap Growth Fund and High Yield Bond Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate them to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency. The International Equity Fund and Emerging Markets Equity Fund may enter into a forward contract to buy or sell foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. In certain circumstances the adviser or sub-adviser to the International Equity Fund and Emerging Markets Equity Fund may commit a substantial portion of the portfolio to the consummation of forward contracts. The Developed International Index Fund may use forward contracts and forex futures to gain exposure to a particular currency. The Real Estate Securities Fund may use currency forward contracts to manage risks and to facilitate transactions in foreign securities. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. A Fund’s custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund or “earmark” on the Fund’s books such securities in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts entered into under the second circumstance, as set forth above. If the value of the securities “earmarked” or placed in the separate account declines, additional cash or securities will be “earmarked” or placed in the account on a daily basis so that the value of the “earmarked” cash or securities or the separate account will equal the amount of the Fund’s commitments with respect to such contracts.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

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It also should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from the value of such currency increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements, Reverse Repurchase Agreements and Mortgage Dollar Rolls

Each Fund may enter into repurchase agreements through which an investor (such as a Fund) purchases a security (known as the “underlying security”) from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Concurrently, the bank or securities dealer agrees to repurchase the underlying security at a future point at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The Limited Maturity Bond and Quality Bond Funds will only enter into a repurchase agreement where the underlying securities are (excluding maturity limitations) rated within the four highest credit categories assigned by established rating services (AAA, Aa, A, or Baa by Moody’s or AAA, AA, A, or BBB by Standard & Poor’s), or, if not rated, of equivalent investment quality as determined by the investment adviser. With the exception of the Money Market Fund, the underlying security must be rated within the top three credit categories, or, if not rated, must be of equivalent investment quality as determined by the investment adviser or sub-adviser. In the case of the Money Market Fund, the underlying security must be rated within the top credit category or, if not rated, must be of comparable investment quality as determined by the investment adviser and the repurchase agreement must meet the other quality and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended. In addition, each Fund will only enter into a repurchase agreement where (i) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (ii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while a Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Funds generally retain the right to interest and principal payments on the security. If a Fund uses the cash it obtains to invest in other securities, this may be considered a form of leverage and may expose the Fund to a greater risk. Leverage tends to magnify the effect of any decrease or increase in the value on a Fund’s portfolio’s securities. Because a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Funds will earmark on the books of the Funds or set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

The reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which the Funds will maintain an offsetting position in short duration investment-grade debt obligations. Since the Funds will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such

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transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser or sub-adviser believes that such arbitrage transactions present lower risks to the Funds than those associated with other types of leverage.

Mortgage “dollar rolls” or “covered rolls,” are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A “covered roll” is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term “mortgage dollar roll” refers to mortgage dollar rolls that are not “covered rolls.” If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will “cover” any mortgage dollar roll as required by the 1940 Act.

Lending of Portfolio Securities

For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 33 1/3% of its total assets. Securities loans are made to unaffiliated broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of government securities, letters of credit or such other collateral as may be permitted under its investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. No Fund will have the right to vote securities while they are being lent, but it will call a loan in anticipation of any material vote. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a Fund, it is expected that a Fund will do so only where the items being voted upon are, in the judgment of the investment adviser or sub-adviser, either material to the economic value of the security or threaten to materially impact the issuer’s corporate governance policies or structure. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the adviser to be of good standing and will not be made unless, in the judgment of the adviser, the consideration to be earned from such loans would justify the risk. Investing the cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

Illiquid Securities

Illiquid securities generally are those which may not be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued them.

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The Funds may purchase securities which are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act or securities that are offered in an exempt non-public offering under the Act, including unregistered equity securities offered at a discount in a private placement that are issued by companies that have outstanding, publicly traded equity securities of the same class (a “private investment in public equity,” or a “PIPE”). Any such security will not be considered illiquid so long as it is determined by the adviser or sub-adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the adviser or sub-adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Fund’s treatment of Rule 144A securities as liquid could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The adviser or sub-adviser will continue to monitor the liquidity of any Rule 144A security which has been determined to be liquid. If a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure compliance with applicable limitations on investments in illiquid securities.

Warrants

The Funds may invest in warrants. The Limited Maturity Bond, Index 500, Mid Cap Growth and Mid Cap Value Funds may, consistent with their investment objectives and policies, invest an unlimited amount in warrants. The Flexibly Managed, Large Growth Stock and High Yield Bond Funds may invest in warrants if, after such investment, no more than 10% of the value of a Fund’s net assets would be invested in warrants. The Large Cap Value, Small Cap Value, Mid Core Value, Small Cap Growth, International Equity, Quality Bond and Money Market Funds may invest in warrants; however, not more than 5% of any such Fund’s assets (measured at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of such assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. They have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities

The Funds, other than the Money Market Fund, may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund purchasing the when-issued security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the particular Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The advisers do not believe that the net asset value or income of the Funds will be adversely affected by the respective Fund’s purchase of securities on a when-issued basis. The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such earmarked or segregated securities either will mature or, if necessary, be sold on or before the settlement date.

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Options

Each Fund, other than the Money Market Fund, may write covered call and buy put options on its portfolio securities and purchase call or put options on securities and securities indices. The aggregate market value of the portfolio securities covering call or put options will not exceed 25% of a Fund’s total assets. Such options may be exchange-traded or dealer options. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations, or to generate additional premium income for the Funds, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities or index above the exercise price. The High Yield Bond Fund may engage in other options transactions described in INVESTMENT RESTRICTIONS below, including the purchase of spread options, which give the owner the right to sell a security that it owns at a fixed dollar spread or yield spread in relation to another security that the owner does not own, but which is used as a benchmark.

A Fund will write call options only if they are “covered.” This means that a Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the “covered” option, or will earmark or segregate cash, U.S. Government securities or other liquid debt obligations having a value equal to the fluctuating market value of the optioned securities.

Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, more risky than an investment in the underlying securities themselves.

There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

Each Fund, other than the Money Market Fund, may invest in futures contracts and options thereon (interest rate futures contracts, currency futures or stock index futures contracts, as applicable). Each Fund will limit its use of futures contracts so that: (i) no more than 5% of the Fund’s total assets will be committed to initial margin deposits or premiums on options and (ii) immediately after entering into such contracts, no more than 30% of the Fund’s total assets would be represented by such contracts. Such futures contracts may be entered into for speculative purposes, to hedge risks associated with the Fund’s securities investments or to provide an efficient means of regulating its exposure to the market. When buying or selling futures contracts, a Fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as “initial margin” and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as “variation margin” may be made daily, if necessary, as

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the value of the futures contracts fluctuates. This process is known as “marking-to-market.” The margin amount will be returned to a Fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a Fund will earmark on the books of the Fund or segregate assets for any outstanding futures contracts or otherwise “cover” the contracts as may be required under the federal securities laws.

Successful use of futures by a Fund is subject, first, to the investment adviser’s or sub-adviser’s ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions.

Even if the investment adviser or sub-adviser has correctly predicted market movements, the success of a futures position may be affected by imperfect correlations between the price movements of the futures contract and the securities being hedged. A Fund may purchase or sell futures contracts on any stock index or interest rate index or instrument whose movements will, in the investment adviser’s or sub-adviser’s judgment, have a significant correlation with movements in the prices of all or portions of the Fund’s portfolio securities. The correlation between price movements in the futures contract and in the portfolio securities probably will not be perfect, however, and may be affected by differences in historical volatility or temporary price distortions in the futures markets. To attempt to compensate for such differences, the Fund could purchase or sell futures contracts with a greater or lesser value than the securities it wished to hedge or purchase. Despite such efforts, the correlation between price movements in the futures contract and the portfolio securities may be worse than anticipated, which could cause the Fund to suffer losses even if the investment adviser had correctly predicted the general movement of the market.

A Fund which engages in the purchase or sale of futures contracts may also incur risks arising from illiquid markets. The ability of a Fund to close out a futures position depends on the availability of a liquid market in the futures contract, and such a market may not exist for a variety of reasons, including daily limits on price movements in futures markets. In the event a Fund is unable to close out a futures position because of illiquid markets, it would be required to continue to make daily variation margin payments, and could suffer losses due to market changes in the period before the futures position could be closed out.

The trading of futures contracts is also subject to the risks of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Options on futures contracts are subject to risks similar to those described above, and also to a risk of loss due to an imperfect correlation between the option and the underlying futures contract.

Investment Companies

Each Fund may invest in securities issued by other investment companies; including those of affiliated investment companies. Securities of investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rule or regulations may be amended or interpreted from time to time. The Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds will invest substantially all their assets in other Penn Series Funds. The High Yield Bond, Large Growth Stock and Flexibly Managed Funds also may invest cash reserves in shares of a T. Rowe Price internally-managed money market fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses.

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The Funds may invest in Exchange Traded Funds (“ETFs”). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Except for the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocations Funds, each Fund is prohibited from acquiring any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Real Estate Securities

The Funds may invest in securities of companies that are engaged in the real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry. Examples of companies in which the Funds may invest include those in the following areas: real estate investment trusts (REITs), real estate operating companies (REOCs), real estate developers and brokers, building suppliers, mortgage lenders, and companies that own, construct, finance, manage or sell commercial, industrial, or residential real estate.

REOCs are corporations that engage in the development, management or financing of real estate. REOCs are publicly traded real estate companies that are taxed at the corporate level, unlike REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower corporate taxation that are a common characteristic of REITs. The value of a Fund’s REOC securities generally will be affected by the same factors that adversely affect a REIT, which are discussed below.

Although the Funds do not invest directly in real estate, investing in securities of companies that are engaged in the real estate industry exposes the Funds to special risks associated with the direct ownership of real estate. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates. Further, an investment in the Real Estate Securities Fund will be closely linked to the performance of the real estate markets.

REITs are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general, which are discussed above. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) or its failure to maintain exemption from registration under the 1940 Act. By investing in REITs indirectly through a fund, shareholders will bear not only the proportionate share of the expenses of the fund, but also, indirectly, similar expenses of underlying REITs. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies.

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Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. REITs, especially Mortgage REITs, are subject to interest rate risk. In general, during periods of rising interest rates, REITs may lose some of their appeal for investors who may be able to obtain higher yields from other income-producing investments, such as long term bonds. This may cause the price of REITs to decline, which may affect the price of a Fund. Higher interest rates also increase the cost of financing for property purchases and improvements and may make financing more difficult to obtain. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that mortgagors elect to prepay, which can reduce the yield on securities issued by Mortgage REITs. Mortgage REITs may be affected by the ability of borrowers to repay debts to the REIT when due and Equity REITs may be affected by the ability of tenants to pay rent. Ultimately, a REIT’s performance depends on the types of properties it owns and how well the REIT manages its properties.

Investing in foreign real estate companies makes a Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, foreign real estate companies depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Foreign real estate companies have their own expenses, and a Fund will bear a proportionate share of those expenses.

Loan Participations and Assignments

The Funds may invest in loan participations and assignments (collectively “participations”). Such participations will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to do so when due. The loans underlying such participations may be secured or unsecured, and the Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the Funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

Because the Funds are allowed to purchase debt securities, including debt securities at private placement, the Fund will treat loan participations as securities and not subject to its fundamental investment restriction prohibiting the Fund from making loans.

There may not be a liquid public market for the loan participations. Hence, the Funds may be required to consider loan participations as illiquid securities and subject them to the Funds’ restriction on investing no more

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than 15% of assets in securities for which there is no readily available market. The Funds would initially impose a limit of no more than 5% of total assets in illiquid loan participations. The Large Cap Growth Fund currently does not intend to invest more than 5% of its assets in loan participations.

Where required by applicable SEC positions, the Funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction which prohibits investing more than 5% of Fund assets in the securities of a single issuer.

Various service fees received by the Funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Internal Revenue Code. Thus the sum of such fees plus any other non-qualifying income earned by the Fund cannot exceed 10% of total income.

Trade Claims

The Funds may invest up to 5% of their total assets in trade claims. Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection payments on these trade claims cease and the claims are subject to a compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Over the last few years a market for the trade claims of bankrupt companies has developed. Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less liquid market, a smaller universe of potential buyers and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks which include:

Establishing the Amount of the Claim. Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

Defenses to Claims. The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. Preference payments are all payments made by the debtor during the 90 days prior to the bankruptcy filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business. While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

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Documentation/Indemnification. Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

Volatile Pricing Due to Illiquid Market. There are only a handful of brokers for trade claims and the quoted price of these claims can be volatile. Accordingly, trade claims may be illiquid investments.

No Current Yield/Ultimate Recovery. Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization which may include the distribution of new securities. These securities may be as illiquid as the original trade claim investment.

Tax Issue. Although the issue is not free from doubt, it is likely that trade claims would be treated as non-securities investments. As a result, any gains would be considered “non-qualifying” under the Internal Revenue Code. A Fund may have up to 10% of its gross income (including capital gains) derived from non-qualifying sources.

Swap Agreements

Swap agreements are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a Fund’s exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a Fund’s exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a Fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease the Fund’s exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from the Fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a Fund, the Fund must be prepared to make such payments when they are due. In order to help minimize risks, the Funds will earmark on the books of the Fund or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require the Funds to earmark on the books of the Fund or segregate assets in the amount of the accrued amounts owed under the swap. The Funds could sustain losses if a counterparty does not perform as agreed under the terms of the swap. The Funds will enter into swap agreements with counterparties deemed creditworthy by the investment adviser or sub-adviser.

In addition, the Funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. The Funds may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

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INVESTMENT RESTRICTIONS

The investment restrictions described below have been adopted as fundamental and non-fundamental policies of the respective Funds. Fundamental policies may not be changed without the approval of the lesser of: (1) 67% of a Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund’s outstanding shares. Non-fundamental policies are subject to change by Penn Series’ Board of Directors without shareholder approval. Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of a Fund’s acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a Fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

Money Market Fund

Fundamental Policies:

1. Diversification. The Fund may not purchase the securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, provided, however, that the Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

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7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of an issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, or to certificates of deposit, or bankers’ acceptances.

9. Restricted or Illiquid Securities. The Fund may not purchase restricted securities, illiquid securities, or securities without readily available market quotations, or invest more than 5% of the value of its total assets in repurchase agreements maturing in more than seven days and in the obligations of small banks and savings and loan associations which do not have readily available market quotations.

Non-Fundamental Policies:

1. Equity Securities. The Fund may not purchase any common stocks or other equity securities, or securities convertible into equity securities.

2. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

3. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

4. Purchases on Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

5. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

6. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof.

7. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

8. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

45

Limited Maturity Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

46

Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Quality Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate (although it may purchase securities of companies whose business involves the purchase or sale of real estate).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided, however, that (a) asset backed securities will be classified according to the underlying assets securing such securities, and (b) the Fund may invest without limitation in (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

47

9. Warrants. The Fund may not purchase a security if, as a result, more than 2% of the value of the total assets of the Fund would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange, or more than 5% of the value of the total assets of the Fund would be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted Securities. The Fund may not purchase a security if, as a result, more than 15% of the value of the total assets of the Fund would be invested in securities which are subject to legal or contractual restrictions on resale.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Short Sales and Purchases on Margin. The Fund may not purchase securities on margin or effect short sales of securities, but the Fund may make margin deposits in connection with interest rate futures transactions subject to its policy on futures contracts below.

6. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

7. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except the Fund reserves the right to write covered call options and purchase put and call options.

8. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

9. Futures Contracts. The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

High Yield Bond Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or

48

securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

49

3. Equity Securities. The Fund may not invest more than 20% of the Fund’s total assets in common stocks (including up to 10% in warrants).

4. Purchases on Margin. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with interest rate futures contracts.

5. Futures Contracts. The Fund may not enter into an interest rate futures contract if, as a result thereof, (i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract); or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

6. Restricted or Illiquid Securities. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities and securities without readily available market quotations.

7. Investment Companies. The Fund may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940 and any rules adopted thereunder or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price.

8. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result, more than 5% of the Fund’s total assets would be invested in such programs.

9. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

10. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the Prospectus and Statement of Additional Information.

11. Purchases when Borrowings Outstanding. The Fund may not purchase additional securities when money borrowed exceeds 5% of the Fund’s total assets.

12. Short Sales. The Fund may not effect short sales of securities.

13. Warrants. The Fund may not invest in warrants if, as a result, more than 10% of the value of the net assets of the Fund would be invested in warrants.

Flexibly Managed Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (this restriction shall not prevent the

50

Fund from investing in securities of other instruments backed by real estate or in securities of companies engaged in the real estate business).

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that the Fund will normally concentrate 25% or more of its assets in the banking industry when the Fund’s position in issues maturing in one year or less equals 35% or more of the Fund’s total assets.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of the value of the Fund’s net assets would be invested in repurchase agreements maturing in more than seven days and restricted securities, illiquid securities, and securities without readily available market quotations.

51

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except (i) to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder, or (ii) securities of the T. Rowe Price Reserve Investment Fund, an internally-managed money market fund of T. Rowe Price.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of its total assets would be invested in such programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities; except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Large Growth Stock Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

52

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, and except for margin deposits made in connection with futures contracts, subject to its policy on futures contracts below.

4. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

5. Puts, Calls, Etc. The Fund may not invest in puts, calls, straddles, spreads, or any combination thereof, except that the Fund reserves the right to write covered call options and purchase put and call options.

6. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

7. Mortgaging. The Fund may not mortgage, pledge, or hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except (i) as may be necessary in connection with permissible borrows, in which event such mortgaging, pledging, or hypothecating may not exceed 15% of the Fund’s assets, valued at cost; provided, however, that as a matter of operating policy, which may be changed without shareholder approval, the Fund will limit any such mortgaging, pledging, or hypothecating to 10% of its net assets, valued at market, and (ii) it may enter into futures contracts.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

53

Large Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

54

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Large Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

55

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentatalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Not Readily Marketable Securities. The Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Index 500 Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

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2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and tax-exempt obligations of state or municipal governments and their political subdivisions securities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (v) asset backed securities will be classified according to the underlying assets securing such securities; and (vi) the Fund may concentrate its investments to approximately the same extent that the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse

57

repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

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Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

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8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

Mid Core Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time (the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

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6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase securities of any issuer if, as a result, more than twenty-five percent of the value of the Fund’s total assets would be invested in the securities of issuers having their principal activities in the same industry; provided, however, that (i) there are no limitations on the amount that may be invested in the securities of the U.S. Government and instrumentalities; (ii) the Fund may invest in the securities of open-end management investment companies to the extent permitted by applicable law; (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iv) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (v) asset backed securities will be classified according to the underlying assets securing such securities.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

4. Short Sales. The Fund may not make short sales of securities or maintain a short position except to the extent permitted by applicable law.

5. Illiquid Securities. The Fund may not invest more than 15% of its net assets (at the time of investment) in illiquid securities, except for qualifying for resale under Rule 144 of the Securities Act of 1933.

6. Derivatives. The Fund may not write, purchase or sell puts, calls, straddles, spreads or combination thereof.

Small Cap Growth Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or

61

securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein.

3. Commodities. The Fund may not invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon.

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Purchases on Margin. The Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

4. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

5. Oil and Gas Programs. The Fund may not invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs.

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6. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

7. Short Sales. The Fund may not effect short sales of securities, except short sales “against the box.”

8. Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

Small Cap Value Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein, and securities which are secured by real estate or interests therein.

3. Commodities. The Fund may not invest in physical commodities or physical commodity contracts, but it may purchase and sell financial futures contracts and options thereon.

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not invest more than twenty-five percent or more of the value of the Fund’s total assets in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

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2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Purchases on Margin. The Fund may not purchase securities on margin, except that it may make margin deposits in connection with financial futures contracts or options.

4. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

5. Oil and Gas Programs. The Fund may not invest in oil, gas or mineral exploration or developmental programs, except that it may invest in the securities of companies which operate, invest in, or sponsor such programs.

6. Illiquid Securities. The Fund may not purchase a security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

7. Short Sales. The Fund may not effect short sales of securities, except short sales “against the box.”

8. Mortgaging. The Fund may not mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrows (including reverse repurchase agreements) financial options and other hedging activities.

International Equity Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell marketable securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell marketable securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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5. Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statue, rules or regulations may be amended or interpreted from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, twenty-five percent or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Restricted or Not Readily Marketable Securities. The Fund may not purchase a security if, as a result, more than 15% of the Fund’s total assets would be invested in: (a) securities with legal or contractual restrictions on resale, (b) repurchase agreements maturing in more than seven (7) days, and (c) other securities that are not readily marketable.

4. Investment Companies. The Fund may not purchase securities of open-end and closed-end investment companies, except to the extent permitted by the Investment Company Act of 1940 and any rules adopted thereunder.

5. Oil and Gas Programs. The Fund may not purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs.

6. Short Sales and Purchases on Margin. The Fund may not effect short sales of securities or purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities, except that it may make margin deposits in connection with futures contracts, subject to its policy on futures contracts below.

7. Control of Portfolio Companies. The Fund may not invest in companies for the purpose of exercising management or control.

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8. Futures Contracts. The Fund may not enter into a futures contract if, as a result thereof, (i) the then current aggregate futures market prices of securities required to be delivered under open futures contract sales plus the then current aggregate purchase prices of securities required to be purchased under open futures contract purchases would exceed 30% of the Fund’s total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts or to premiums on options thereon.

Real Estate Securities Fund

Fundamental Policies:

1. Diversification. The Fund may not, with respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. The Fund may not purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. The Fund may not purchase or sell commodities or commodities contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (for the avoidance of doubt, this limitation shall not prevent the Fund from, among other things, purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts, from investing in securities or other instruments backed by physical commodities or from investing in securities of companies that deal in physical commodities or interests therein).

4. Loans. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Borrowing. The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

6. Underwriting. The Fund may not act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

7. Senior Securities. The Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

8. Industry Concentration. The Fund will concentrate its investments in securities issued by companies in the real estate industry.

Non-Fundamental Policies:

1. Lending. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

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2. Borrowing. The Fund may not borrow money, except that the Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Illiquid Securities and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities (this restriction does not apply to any Rule 144A restricted security).

Balanced, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Developed International Index, Emerging Markets Equity, Small Cap Index, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds

Fundamental Policies:

Each of the above Funds may not:

1. Diversification. With respect to 75% of its total assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund.

2. Real Estate. Purchase or sell real estate although it may purchase or sell securities of companies whose business involves the purchase or sale of real estate (including securities issued by real estate investment trusts) and may purchase and sell securities that are secured by interests in real estate.

3. Commodities. Purchase or sell commodities or commodity contracts, except as permitted by the 1940 Act or the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time (this limitation shall not prevent the Fund from purchasing or selling futures contracts, options contracts, equity index participations and index participation contracts or from investing in securities or other instruments backed by physical commodities).

4. Borrowing. Borrow money, except to the extent permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5. Underwriting. Act as an underwriter of securities within the meaning of the Federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

6. Senior Securities. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in (4) above or as permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. Restrictions on senior securities do not apply to certain techniques (such as reverse repurchase agreements) entered into in compliance with applicable laws and interpretations thereof.

7. Lending. Make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

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8. Industry Concentration. Invest twenty-five percent or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry (except that the Small Cap Index and Developed International Index Fund may purchase securities to the extent that the index the Fund is designed to track is also so concentrated).

Non-Fundamental Policies:

Each of the above Funds may not:

1. Lending. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

2. Borrowing. Borrow money, except that each Fund (a) may borrow money from banks and engage in reverse repurchase agreements with any party provided that such borrowings and reverse repurchase agreements in combination do not exceed 33 1/3% of its total assets, including the amount borrowed (not including temporary or emergency borrowings not exceeding 5% of the Fund’s total assets); and (b) may borrow an additional amount up to 5% of its assets for temporary or emergency purposes.

3. Illiquid Securities. Invest more than 15% of its net assets in illiquid securities.

In addition to the restrictions set forth above each Fund of the Company may be subject to investment restrictions imposed under the insurance laws and regulations of Pennsylvania and other states. These restrictions are non-fundamental and, in the event of amendments to the applicable statutes or regulations, each Fund will comply, without the approval of the shareholders, with the requirements as so modified.

Section 817(h) of the Internal Revenue Code requires that the assets of each Fund of the Company be adequately diversified so that Penn Mutual or its affiliated insurance companies, and not the variable contract owners, are considered the owners for federal income tax purposes of the assets held in the separate accounts. Each Fund ordinarily must satisfy the diversification requirements within one year after contract owner funds are first allocated to the particular Fund. In order to meet the diversification requirements of regulations issued under Section 817(h), each Fund will use its best efforts to meet the following test: no more than 55% of the assets will be invested in any one investment; no more than 70% of the assets will be invested in any two investments; no more than 80% of the assets will be invested in any three investments; and no more than 90% will be invested in any four investments. The above diversification requirements must be met within 30 days of the end of each calendar quarter.

In addition to the foregoing, the Money Market Fund will restrict its investments in accordance with the portfolio quality, diversification and maturity standards contained in Rule 2a-7 under the Investment Company Act of 1940, as such Rule is amended from time to time. See “Investment Policies—Money Market Fund” above for certain of the restrictions contained in the Rule.

GENERAL INFORMATION

Investment Advisory Services

Independence Capital Management, Inc. Independence Capital Management, Inc. (“ICMI”), a wholly-owned Penn Mutual subsidiary, serves as investment adviser to all of the Funds and performs day-to-day investment management services for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds. See “INVESTMENT ADVISER” in the Prospectus for information regarding ICMI and investment advisory and management services provided to the Funds by ICMI.

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The Money Market, Limited Maturity Bond, Quality Bond, Large Growth Stock, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund at the following annual rates: Money Market Fund, 0.20%; Limited Maturity Bond Fund, 0.30%; Quality Bond Fund, 0.35%; Large Growth Stock Fund, 0.65%; Aggressive Allocation Fund, 0.10%; Moderately Aggressive Allocation Fund, 0.10%; Moderate Allocation Fund, 0.10%; Moderately Conservative Allocation Fund, 0.10%; and Conservative Allocation Fund, 0.10%. The advisory fees for the Money Market, Quality Bond, and Large Growth Stock Funds will be reduced by 0.05% with respect to average daily net assets in excess of $100,000,000. ICMI does not receive a fee for the services it performs for the Balanced Fund. However, ICMI is entitled to receive an annual management fee from each of the underlying funds for which the Balanced Fund invests.

For providing investment advisory and management services to the High Yield Bond, Flexibly Managed, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Core Value Fund, Small Cap Value, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Index, and Developed International Index, the Funds pay ICMI, on a monthly basis, an advisory fee based on average daily net assets of each Fund, at the following annual rates: High Yield Bond, 0.50%; Flexibly Managed, 0.60%; Large Cap Value 0.60%; Large Cap Growth, 0.55%; Index 500, 0.07%; Mid Cap Growth, 0.70%; Mid Core Value Fund, 0.72%; Small Cap Value, 0.85%; International Equity, 0.85%; Real Estate Securities, 0.70%; Large Core Growth, 0.60%; Large Core Value, 0.60%; SMID Cap Growth, 0.75%; SMID Cap Value, 0.95%; Small Cap Index, 0.30%; and Developed International Index, 0.30%.

For providing investment advisory and management services to the Mid Cap Value Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; and 0.425% of average daily net assets in excess of $1,500,000,000.

For providing investment advisory and management services to the Small Cap Growth Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on average daily net assets of the Fund, at the following annual rates: 0.80% of the first $25,000,000 of average daily net assets; 0.75% of the next $25,000,000 of average daily net assets; and 0.70% of the average daily net assets in excess of $50,000,000.

For providing investment advisory and management services to the Emerging Markets Equity Fund, the Fund pays ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following annual rates: 1.18% of the first $2,500,000,000; and 1.00% of average daily net assets in excess of $2,500,000,000.

Wells Capital Management Incorporated. Wells Capital Management Incorporated (“Wells”) serves as sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A. which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. For providing sub-advisory services to the Large Core Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on the average daily net assets of the Large Core Growth Fund, at an annual rate of 0.45% of the first $150,000,000 of average daily net assets; 0.425% of the next $150,000,000 of average daily net assets; and 0.35% of average daily net assets in excess of $300,000,000. For providing sub-advisory services to the SMID Cap Growth Fund, ICMI pays Wells on a monthly basis, a sub-advisory fee based on average daily net assets of the SMID Cap Growth Fund, at an annual rate of 0.45% of the first $50,000,000 of average daily net assets; 0.425% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

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Turner Investments, L.P. Turner Investments, L.P. (“Turner”) serves as sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund and performs day-to-day investment management services to the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Funds. For providing sub-advisory services to the Mid Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.45%. For providing sub-advisory services to the Large Cap Growth Fund, ICMI pays Turner, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.40% of the first $100,000,000 of average daily net assets and 0.35% of average daily net assets in excess of $100,000,000.

Neuberger Berman Management LLC. Neuberger Berman Management LLC (“Neuberger Berman”) serves as sub-adviser to the Mid Cap Value Fund and performs day-to-day investment management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays Neuberger Berman, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.43%.

Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management, L.P. (“GSAM”) serves as sub-adviser to the Small Cap Value Fund and performs day-to-day investment management services for the Fund. GSAM is wholly-owned by The Goldman Sachs Group, Inc. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory service to the Fund, ICMI pays GSAM, on a monthly basis, a sub-advisory fee based on average daily net assets of the Fund, at an annual rate of 0.75% of the first $50,000,000 of average daily net assets; 0.70% with respect to the next $50,000,000 of average daily net assets; and 0.65% of average daily net assets in excess of $100,000,000.

T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. (“T. Rowe Price”) serves as sub-adviser to the Flexibly Managed, Large Growth Stock, and High Yield Bond Funds and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays T. Rowe Price, on a monthly basis, fees based on the average daily net assets of each Fund. The fees for the Flexibly Managed and High Yield Bond Funds are paid at the following rates: 0.50% with respect to the first $250,000,000 of the combined total average daily net assets of the two Funds and 0.40% with respect to the next $250,000,000 of combined total average daily net assets of the two Funds; provided, that the fees shall be paid at the rate of 0.40% with respect to all average daily net assets of the two Funds at such time as the combined total average daily net assets of the two Funds exceed $500,000,000. The fees for the Large Growth Stock Fund are paid at the following rates: 0.40% with respect to the first $500,000,000 of the average daily net assets of the Fund; and 0.35% of the average daily net assets of the Fund in excess of $500,000,000.

T. Rowe Price has agreed to waive its monthly compensation due it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Funds by the following percentages based on the combined average daily net assets of the Funds, and the certain other Penn Mutual accounts sub-advised by T. Rowe Price:

Combined Asset Levels	Percentage Fee Waiver
Between $750 million and $1.5 billion	5% fee reduction
Between $1.5 billion and $3 billion	7.5% fee reduction
Above $3 billion	10% fee reduction

Lord, Abbett & Co. LLC. Lord, Abbett & Co. LLC (“Lord Abbett”) serves as sub-adviser to the Mid Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Lord Abbett, on a monthly basis, fees based on the average daily net assets of the Fund. The fees for the Mid Core Value Fund are paid at the following rates: 0.45% with respect

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to the first $200,000,000 of the average daily net assets of the Fund; 0.40% with respect to the next $300,000,000 of the average daily net assets of the Fund; and 0.375% with respect to the average daily net assets of the Fund in excess of $500,000,000.

Cohen & Steers Capital Management, Inc. Cohen & Steers Capital Management, Inc. (“Cohen & Steers”) serves as sub-adviser to the Real Estate Securities Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Cohen & Steers, on a monthly basis, an advisory fee based on the average daily net assets of the Fund. The fees are paid at the following rates: 0.40% with respect to the first $100,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Vontobel Asset Management, Inc. Vontobel Asset Management, Inc. (“Vontobel”) serves as sub-adviser to the International Equity Fund and performs the day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Vontobel, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following rates: 0.50% with respect to the first $227,000,000 of the average daily net assets of the Fund; and 0.35% with respect to the average daily net assets of the Fund in excess of $227,000,000.

AllianceBernstein L.P. AllianceBernstein L.P. (“Alliance”) serves as the sub-adviser to the SMID Cap Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Alliance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.95% with respect to the first $10,000,000 of the average daily net assets of the Fund; 0.75% with respect to the next $40,000,000 of the average daily net assets of the Fund; 0.65% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.55% with respect to the average daily net assets of the Fund in excess of $100,000,000.

Eaton Vance Management. Eaton Vance Management (“Eaton Vance”) serves as the sub-adviser to the Large Core Value Fund and performs day-to-day investment management services for the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Eaton Vance, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.35% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.30% with respect to the next $250,000,000 of the average daily net assets of the Fund; and 0.25% with respect to the average daily net assets of the Fund in excess of $400,000,000.

SSgA Funds Management, Inc. SSgA Funds Management, Inc. (“SSgA FM”) serves as the sub-adviser to the Small Cap Index Fund, the Developed International Index Fund and the Index 500 Fund and performs day-to-day investment management services for the Funds. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Funds. For providing sub-advisory services to the Funds, ICMI pays SSgA FM, on a monthly basis, an advisory fee based on the average daily net assets of each Fund. The Developed International Index Fund fees are paid at the following annual rates: 0.15% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.10% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.05% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Small Cap Index Fund fees are paid at the following annual rates: 0.08% with respect to the first $50,000,000 of the average daily net assets of the Fund; 0.06% with respect to the next $50,000,000 of the average daily net assets of the Fund; and 0.04% with respect to the average daily net assets of the Fund in excess of $100,000,000. The Index 500 Fund fees are paid at the following annual rates: 0.05% with respect to the first $150,000,000 of the average daily net assets of the Fund; 0.04% with respect to the next $150,000,000 of the average daily net assets of the Fund; and 0.02% with respect to the average daily net assets of the Fund in excess of $300,000,000.

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Morgan Stanley Investment Management, Inc. Morgan Stanley Investment Management, Inc. (“MSIM”) serves as the sub-adviser to the Emerging Markets Equity Fund and performs day-to-day investment management services for the Fund. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481 to provide certain sub-advisory services to the Fund. In addition, MSIM has engaged its affiliate, Morgan Stanley Investment Management Limited (“MSIM Limited”), located at 25 Cabot Square, Canary Wharf, London E14 4QA, England, to provide certain sub-advisory services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the sub-advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays MSIM, on a monthly basis, an advisory fee based on average daily net assets of the Fund. The fees are paid at the following annual rates: 0.80% with respect to the first $150,000,000 of the average daily net assets of the Fund; and 0.75% with respect to the average daily net assets of the Fund in excess of $150,000,000. MSIM compensates MSIM Company and MSIM Limited from the investment advisory fee paid to MSIM by ICMI.

Allianz Global Investors Capital LLC. Allianz Global Investors Capital LLC serves as sub-adviser to the Small Cap Growth Fund. As sub-adviser, Allianz Global Investors Capital LLC performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Allianz Global Investors Capital LLC, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.50% of the first $50,000,000 of average daily net assets; 0.45% of the next $50,000,000 of average daily net assets and 0.40% of average daily net assets in excess of $100,000,000.

OppenheimerFunds, Inc. OppenheimerFunds, Inc. (“Oppenheimer”) serves as sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer performs day-to-day portfolio management services to the Fund. See “SUB-ADVISERS” in the Prospectus for more information regarding the investment advisory services provided to the Fund. For providing sub-advisory services to the Fund, ICMI pays Oppenheimer, on a monthly basis, based on the average daily net assets of the Fund, a sub-advisory fee at an annual rate of 0.35%.

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In the years 2011, 2010, and 2009, the advisory fees paid to ICMI by each of the Funds were as follows:

Fund	2011	2010	2009
Money Market Fund	$272,008	$294,160	$369,047
Limited Maturity Bond Fund	482,505	386,866	272,538
Quality Bond Fund	1,366,472	1,171,588	837,813
High Yield Bond Fund	697,930	588,761	396,556
Flexibly Managed Fund	9,822,932	8,351,715	6,419,407
Balanced Fund	N/A	N/A	N/A
Large Growth Stock Fund	1,121,500	956,361	732,882
Large Cap Growth Fund	194,727	163,715	124,499
Large Core Growth Fund	694,544	692,230	609,047
Large Cap Value Fund	1,035,100	902,869	720,320
Large Core Value Fund	889,025	705,812	576,731
Index 500 Fund	185,367	173,867	147,784
Mid Cap Growth Fund	775,093	626,617	470,221
Mid Cap Value Fund	616,903	566,062	396,468
Mid Core Value Fund	400,363	323,487	238,281
SMID Cap Growth Fund	197,193	153,370	84,881
SMID Cap Value Fund	279,302	202,534	111,153
Small Cap Growth Fund	649,280	595,098	467,847
Small Cap Value Fund	1,364,747	1,210,427	963,572
Small Cap Index Fund	81,678	62,617	39,680

Fund	2011	2010	2009
Developed International Index Fund	181,622	136,380	66,328
International Equity Fund	2,728,471	2,434,074	1,908,175
Emerging Markets Equity Fund	1,574,389	1,355,435	867,966
Real Estate Securities Fund	515,499	423,184	262,947
Aggressive Allocation Fund	27,073	19,023	7,547
Moderately Aggressive Allocation Fund	132,545	88,405	34,553
Moderate Allocation Fund	216,273	152,938	51,644
Moderately Conservative Allocation Fund	80,742	59,049	25,261
Conservative Allocation Fund	52,816	39,160	18,598

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For fiscal years 2011, 2010, and 2009, the sub-advisory fees paid by ICMI to each of the Fund’s sub-advisors were as follows:

Fund	Sub-Advisor	2011	2010	2009
High Yield Bond Fund	T. Rowe Price Associates, Inc.	$537,893	$456,939	$310,734
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	$6,308,652	$5,401,704	$4,192,624
Large Growth Stock Fund	T. Rowe Price Associates, Inc.	$688,156	$586,187	$446,810
Large Cap Growth Fund	Turner Investments, L.P.	$141,620	$119,066	$90,545
Large Core Growth Fund	Wells Capital Management Inc.	$520,908	$556,256	$489,408
Large Cap Value Fund	OppenheimerFunds, Inc.	$603,808	$526,674	$420,186
Large Core Value Fund	Eaton Vance Management	$516,087	$534,874	$438,817
Index 500 Fund	SSgA Funds Management, Inc.	$120,924	$114,353	$99,448
Mid Cap Growth Fund	Turner Investments, L.P.	$498,274	$402,825	$302,285
Mid Cap Value Fund	Neuberger Berman Management LLC	$482,306	$442,558	$309,996
Mid Core Value Fund	Lord, Abbett & Co. LLC	$250,227	$202,179	$148,926
SMID Cap Growth Fund	Wells Capital Management, Inc.	$118,316	$92,022	$50,929
SMID Cap Value Fund	AllianceBernstein, L.P.	$266,803	$202,255	$111,153
Small Cap Growth Fund	Allianz Global Investors Capital LLC	$418,287	$383,456	$301,549
Small Cap Value Fund	Goldman Sachs Asset Management, L.P.	$1,118,630	$1,000,620	$811,175
Small Cap Index Fund	SSgA Funds Management, Inc.	$21,781	$16,698	$10,581
Developed International Index Fund	SSgA Funds Management, Inc.	$85,541	$67,809	$33,164
International Equity Fund	Vontobel Asset Management, Inc.	$1,463,988	$1,342,766	$1,104,799
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc. (5/1/2010-12/31/2011)	$1,067,382	$641,367	N/A
	Van Kampen Asset Management (1/1/2009-4/30/2010)	N/A	$277,572	$588,451
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc. (5/1/2011-12/31/2011)	$198,052	N/A	N/A
	Heitman Real Estate Securities LLC (1/1/2009-4/30/2011)	$96,519	$241,820	$150,256

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own (if any) and how they are compensated.

Independence Capital Management, Inc.: Investment adviser to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (collectively, the “Funds”).

Compensation. Peter Sherman and Keith Huckerby are compensated by the Funds’ adviser, Independence Capital Management, Inc., through an Administrative Service and Support Agreement with its parent, The Penn Mutual Life Insurance Company.

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Peter Sherman and Keith Huckerby receive their compensation based upon three components. The first component is base salary, which is fixed and reviewed annually. The second component of compensation is in the form of a small performance bonus, which is based upon relative performance of the individual portfolios managed by the portfolio managers versus an appropriate market benchmark for each portfolio measured over both a one- and three- year time period (pre-tax). The third component of compensation is in the form of a bonus based upon a multiple of base salary and tied to specific measures of profitability goals, sales goals and expense management goals of The Penn Mutual Life Insurance Company.

Peter M. Sherman, in his capacity as Executive Vice President and Chief Investment Officer of Penn Mutual, is also eligible to participate in a deferred compensation plan that is only made available to certain individuals. Participation in the deferred compensation plan, while exclusive to only some individuals at Penn Mutual, is not solely related to fund management.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of the portfolio managers’ “beneficial ownership” of shares of the Funds as of December 31, 2011. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund	Dollar Range of Fund Shares
Peter M. Sherman	Money Market Fund	NONE
	Limited Maturity Bond Fund	NONE
	Quality Bond Fund	$50,001 — $100,000
	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE
Keith G. Huckerby	Balanced Fund	NONE
	Aggressive Allocation Fund	NONE
	Moderately Aggressive Allocation Fund	NONE
	Moderate Allocation Fund	NONE
	Moderately Conservative Allocation Fund	NONE
	Conservative Allocation Fund	NONE

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Keith G. Huckerby	0	$0	0	$0	0	$0
Peter M. Sherman	0	$0	0	$0	2	$9.4 billion

Conflicts of Interests. The Portfolio Managers manage multiple accounts, including the Funds. The Portfolio Managers make decisions for each portfolio taking into account the investment objectives, policies, guidelines and other relevant considerations that are applicable to that portfolio. Independence Capital Management, Inc. believes that its written policies and procedures are reasonably designed to minimize potential conflicts of interest and to prevent material conflicts of interest that may arise when managing portfolios for multiple accounts with similar investment objectives.

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Independence Capital Management, Inc. does not believe that any material conflicts of interest exist in connection with the Portfolio Managers’ management of the investments of the Funds and the investments of the Other Accounts referenced in the Table above.

T. Rowe Price Associates (“T. Rowe Price”): Investment Sub-Adviser to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds (collectively, the “Funds”).

Compensation. T. Rowe Price compensates each Fund’s portfolio manager. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee, and are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds, as of December 31, 2011.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2011. Total assets are based on T. Rowe Price internal records as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
David Giroux	4	$16,684.1	1	$102.4	None	$0
Mark Vaselkiv	6	$10,564.4	6	$723.7	12	$1,711.3
P. Robert Bartolo	9	$30,653.2	1	$194.2	9	$1,001.6

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Conflicts of Interests. T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with a portfolio manager’s management of a Fund’s investments and the investments of the other accounts listed above. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed in the “Compensation” section above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Lord, Abbett & Co. LLC (“Lord Abbett”): Investment Sub-Adviser to the Mid Core Value Fund (the “Fund”).

Compensation of Portfolio Managers: When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio managers’ investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within the one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of December 31, 2011.

Other Accounts of Portfolio Managers. The following table indicates for the Fund as of December 31, 2011 (or another date if indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and primarily responsible for the day-to-day management of the Fund within certain categories of investment

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vehicles; and (2) the total assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries (which include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies) unaffiliated with Lord Abbett. (The data shown below are approximate.)

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Robert P. Fetch	10	$10,360.2	4	$508.5	446	$2,904.1(1)(2)
Jeff Diamond	4	$3,131.2	0	$0	2	$1.4

(1)

Included in the number of accounts and total assets are 2 accounts with respect to which the management fees are based on the performance of the accounts; such accounts total approximately $521.8 million in total assets.

(2)	Does not include $172.5 million for which Lord Abbett provides investment models to managed account sponsors.

Conflicts of Interest. Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio manager’s management of the investments of any Fund and the investments of the other accounts referenced in the table above.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”): Investment Sub-Adviser to the Real Estate Securities Fund (the “Fund”).

Compensation Structure. Cohen & Steers compensates the Fund’s portfolio managers. Compensation of the Cohen & Steers’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock

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units of the Cohen & Steers’ parent, CNS. Cohen & Steers investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. Cohen & Steers compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with a portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Cohen & Steers and its affiliates. While the annual salaries of Cohen & Steers’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Martin Cohen*	16	$15,439,761,000	38	$16,668,923,000	39	$4,275,709,000
Robert H. Steers*	16	$15,439,761,000	38	$16,668,923,000	39	$4,275,709,000
Joseph M. Harvey*	16	$15,439,761,000	38	$16,668,923,000	39	$4,275,709,000
Jon Cheigh	4	$6,328,077,000	1	$77,184,000	17	$1,743,017,000

*	Two “Other Accounts” with total assets of $125,309,000 are subject to a performance-based advisory fee.

Conflicts of Interests. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.

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Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Goldman Sachs Asset Management, L.P. (“GSAM”): Investment Sub-Adviser to the Small Cap Value Fund (the “Fund”).

Compensation: GSAM compensates the Fund’s portfolio managers.

Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

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The benchmarks for this Fund is: the Russell 2000 Value Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Fund Shares Owned by Portfolio Managers: The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2011. Due to GSAM’s internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Sally Pope Davis	16	$15,152	0	$0	27	$1,296
Robert Crystal	4	$3,237	0	$0	11	$873
J. Kelly Flynn	4	$3,237	0	$0	11	$873
Sean A. Butkus	2	$2,794	0	$0	11	$873

Performance Fee Based Accounts
Sally Pope Davis	0	$0	1	$16	1	$157
Robert Crystal	0	$0	1	$16	1	$157
J. Kelly Flynn	0	$0	1	$16	1	$157
Sean A. Butkus	0	$0	1	$16	1	$157

Conflicts of Interests. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser (a “Fund” and together the “Funds”) or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs purchases, sells and holds a broad array of investments, actively trades securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the Funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Fund performance, and GSAM would still receive significant compensation from the Funds even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and Funds which have investment

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objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs, and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

Vontobel Asset Management, Inc. (“Vontobel”): Investment Sub-Adviser to the International Equity Fund.

Compensation. The portfolio manager for the International Equity Fund (“Fund”) is compensated by the Fund’s sub-adviser, Vontobel. The firm’s portfolio managers have been strong contributors to the growth of the firm given their long tenure and the investment results they have produced. In recognition of their long-standing contribution to the growth of the business they receive a base salary which is in excess of market salary averages. In addition, they receive a percentage share in the advisory fee revenue that the assets under management in their strategies generate. The firm renegotiated the terms of employment with the Fund’s portfolio manager in 2005. As a result, part of his revenue share is now deferred for a period of three years.

The portfolio manager does not receive any compensation directly from the Fund or the Fund’s investment adviser.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Rajiv Jain	6	$3,920	16	$5,537	24	$8,221

*	Of these Other Accounts, 1 account with approximately $344 million in assets had performance based advisory fees.

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Conflicts of Interests. The portfolio manager is responsible for the day-to-day management of all international equity products which Vontobel Asset Management, Inc. offers. The portfolio manager has a team of analysts that conduct screening of companies that must meet Vontobel’s strict investment criteria. This screening process yields an investment universe of approximately 250 companies. Each portfolio is built using the aforementioned investment universe of companies. Vontobel sees no conflicts of interest in managing the above mentioned portfolios within the guidelines set forth by the Fund.

Neuberger Berman Management LLC (“Neuberger Berman”): Investment Sub-Adviser to the Mid Cap Value Fund (the “Fund”).

Compensation. Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing their employees. Neuberger Berman is also focused on creating a compensation process that they believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Manager is determined by using a formula. In addition, the bonus may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

Incentive Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to its success in retaining employees.

The Terms of its long-term retention incentives are as follows:

•

Employee-Owned Equity. An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Employee equity and preferred stock will be subject to vesting (generally 25% vests each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

•

Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman’s investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation be tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent amounts under the 2009 and 2010 CCP will vest 50% after two years and

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50% after three years. The contingent amounts under the 2011 CCP will vest in  1/3 increments each year over a three year period. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•

Restrictive Covenants. Select senior professionals who have received equity grants have agreed to restrictive covenants which may include non-compete and non-solicit restrictions depending on participation.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund, as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Michael Greene	2	$199	0	$0	4	$884

*	Other accounts include separate accounts, sub-advised accounts and managed accounts (WRAP).

Conflict of Interest: While the portfolio manager’s management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund and the management of other accounts, which might have similar investment objectives or strategies as the Fund or track the same index the Fund tracks. Other accounts managed by the portfolio manager may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

As a result of the portfolio manager’s day-to-day management of the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. While it is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. Neuberger Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Fund and one or more of the other mutual funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Turner Investments, L.P. (“Turner”): Investment Sub-Adviser to the Mid Cap Growth Fund and Large Cap Growth Fund (collectively, the “Funds”).

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Compensation. Turner’s compensation program is designed to promote excellence, accountability and teamwork. Portfolio managers are compensated for superior investment results, not the level of assets in a strategy. The analyst role is compensated based upon the performance of individual stocks recommendations, within an industry specialty, that make it into a portfolio. A portion of investment professional bonus compensation is linked to a subjective teamwork and peer assessment. Merit bonuses are capped at a multiple of base salary, and measured against the applicable Russell Midcap Growth Index or the Russell 1000 Growth Index, equally weighted over the 1, 3, 5-year and inception to-date periods to discourage undue risk in execution. Base salary, as well as the potential range of earnings for an individual, is benchmarked to the industry and to the individual’s level of experience. Finally, all of our investment professionals are principals of the firm and, as such, have a long-term vested interest in the success of all of our investment strategies. Each employee has the opportunity to become an equity owner, which we believe is a key factor in promoting accountability and in attracting and retaining top-tier professionals within all areas of the firm.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2011.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Name	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Christopher McHugh	8		$1.9 billion		23		$254 million		17		$891 million
	1	*	$29 million	*	3	*	$42 million	*	4	*	$402 million	*
Robert E. Turner	4		$545 million		23		$295 million		61		$4.2 billion
	1	*	$40 million	*	2	*	$4 million	*	2	*	$103 million	*

*	These accounts are subject to performance-based advisory fees.

Conflicts of Interests. As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Wells Capital Management Incorporated (“WellsCap”): Investment Sub-Adviser to the Large Core Growth and SMID Cap Growth Funds (collectively, the “Funds”).

Compensation. WellsCap compensates each Fund’s portfolio manager.

The compensation structure for WellsCap’s portfolio manager includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio manager may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectus.

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Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Funds as of December 31, 2011.

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts		Total Assets (in Millions)
Thomas Pence	16	$6,790	3	$32	151	*	$5,473	*

*	One account with AUM of $48 million is a performance based fee account.

Conflicts of Interests. A WellsCap’s portfolio manager often provides investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

AllianceBernstein L.P. Investment Sub-Adviser to the SMID Cap Value Fund (the “Fund”).

Compensation. AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under the AllianceBernstein’s Incentive Compensation Awards Plan (“deferred awards”): The Adviser’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the

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annual cash bonus. Deferred awards which are in the form of AllianceBernstein’s publicly traded units vest over a four-year period and are generally forfeited if the employee resigns of AllianceBernstein terminates his/her employment.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph Gerard Paul	193	$24,716	226	$5,506	30,450	$31,231
James MacGregor	146	$21,551	213	$5,323	30,439	$30,291
Andrew Weiner	68	$11,584	63	$594	30,282	$12,671

Performance Fee Based Accounts
Joseph Gerard Paul	3	$5,306	4	$285	14	$1,981
James MacGregor	3	$5,306	4	$285	14	$1,981
Andrew Weiner	1	$3,282	0	0	2	$47

Conflicts of Interests.

Investment Professional Conflict of Interest Disclosure. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention

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to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Eaton Vance Management. Investment Sub-Adviser to the Large Core Value Fund (the “Fund”).

Compensation.

Structure. Compensation paid by Eaton Vance to its portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.’s nonvoting common stock and restricted shares of Eaton Vance Corp.’s nonvoting common stock. Eaton Vance’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all Eaton Vance employees. Compensation of Eaton Vance’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of Eaton Vance Corp.

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Methods to Determine Compensation. Eaton Vance compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by Eaton Vance not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. Performance is evaluated on a pre-tax basis. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Eaton Vance seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Eaton Vance participates in investment-industry compensation surveys, and utilizes survey data as a factor in determining salary, bonus, and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses, and stock-based compensation are also influenced by the operating performance of Eaton Vance and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of Eaton Vance’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in Millions	Number of Accounts	Total Assets in Millions	Number of Accounts[1]	Total Assets in Millions
Michael R. Mach	12	$16,227.2	6	$778.2	71	$5,842.5
Matthew F. Beaudry	12	$16,227.2	5	$749.3	70	$5,842.0
John D. Crowley	12	$16,227.2	5	$749.3	71	$5,842.5
Stephen J. Kaszynski	12	$16,227.2	6	$778.2	70	$5,842.0

(1)

Other Accounts include accounts managed for institutional clients as well as separately managed accounts for which Eaton Vance provides advice on a nondiscretionary or model basis. For separately managed accounts that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

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Conflicts of Interests. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Eaton Vance has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Eaton Vance’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

SSgA Funds Management, Inc. Investment Sub-Adviser to the Small Cap Index, Developed International Index and Index 500 Funds (collectively, the “Funds”).

Compensation. The compensation of SSgA FM’s Investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. Further note that the employee’s manager, in conjunction with the senior management of the employee’s business unit, would be responsible for individual compensation decisions. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Funds as of December 31, 2011.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The following table reflects the accounts managed by the Global Equity Beta Solutions Team as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Lynn Blake, CFA*	100	$83.36	268	$281.09	327	$276.29
John Tucker, CFA*	100	$83.36	268	$281.09	327	$276.29

*	Please note that the passive equity assets are managed on a team basis. This table refers to accounts of State Street Global Advisors (“SSgA”). SSgA FM and other advisory affiliates of State Street Corporation make up SSgA, the investment arm of State Street Corporation.

Conflicts of Interests. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

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A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Funds maintained their positions in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM has processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. The potential conflicts described are applicable to SSgA FM as our portfolio managers manage several accounts with similar guidelines and differing fee schedules.

Morgan Stanley Investment Management Inc. Investment Sub-Adviser to the Emerging Markets Equity Fund (the “Fund”).

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions. All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must

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notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include one of the Portfolios. In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employees’ prior year compensation decisions.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	The investment performance of the funds/accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Fund Shares Owned by Portfolio Manager. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ruchir Sharma	10	$3,510	7	$3,560	19	*	$4,693
James Cheng	12	$4,243	7	$2,620	26	*	$10,857
Paul Psaila	8	$2,974	5	$2,590	19	*	$4,693
Eric Carlson	7	$2,728	5	$2,590	19	*	$4,693
Ana Cristina Piedrahita	7	$2,942	6	$3,223	21	**	$6,697

*	Of these Other Accounts, 3 accounts with approximately $1,510 million in assets had performance based advisory fees.
**	Of these Other Accounts, 4 accounts with approximately $3,479 million in assets had performance based advisory fees.

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Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Morgan Stanley may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent Morgan Stanley has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in Morgan Stanley’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If Morgan Stanley manages accounts that engage in short sales of securities of the type in which the Fund invests, Morgan Stanley could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Morgan Stanley has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Allianz Global Investors Capital LLC: Investment Sub-Adviser to the Small Cap Growth Fund (the “Fund”).

Compensation. Allianz Global Investors Capital LLC compensates the Fund’s portfolio manager.

Allianz Global Investors Capital LLC’s compensation plan is designed specifically to be aligned with the interests of its clients. AGI Capital aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, it offers both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five- year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive plan provides rewards to certain key staff and executives of Allianz Global Investors’ companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of Allianz Global Investors in the, U.S. and globally. The plan has a three-year vesting schedule and is paid in cash upon vesting.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Fund as of December 31, 2011.

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Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Corelli	8	$702.6	0	$0	15	$404.2

Conflicts of Interests. Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

Allianz Global Investors Capital has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When Allianz Global Investors Capital considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, Allianz Global Investors Capital’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Allianz Global Investors Capital considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. Allianz Global Investors Capital attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one investment adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. Allianz Global Investors Capital has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts

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even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. Allianz Global Investors Capital maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide Allianz Global Investors Capital with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Allianz Global Investors Capital has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided by the fund.

The Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Allianz Global Investors Capital’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Asset Management LP’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of Allianz Global Investors Capital will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

OppenheimerFunds, Inc. (“Oppenheimer”): Investment Sub-Adviser to the Large Cap Value Fund (the “Fund”).

Compensation. Oppenheimer compensates the Fund’s portfolio manager. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers and analysts’ interests with the success of the funds and accounts and their shareholders. The portfolio manager’s compensation consists of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan. To help Oppenheimer attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and

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is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper—Large Cap Value Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The portfolio manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the portfolio manager. The compensation structure of the other funds and accounts managed by the portfolio managers are the same as the compensation structure of the Fund, described above.

Fund Shares Owned by Portfolio Manager. The portfolio manager does not beneficially own any shares of the Fund as of December 31, 2011.

Other Accounts. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to performance-based advisory fees. The information below is provided as of December 31, 2011.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)*
Mitch Williams	7	$4,660	2	$34.1	3	$189

*	Does not include personal accounts of the portfolio manager and his family, which are subject to Oppenheimer Fund Inc.’s Code of Ethics.

Conflicts of Interests. As of December 31, 2011, and as indicated above, the portfolio manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the portfolio manager than the fee structure of the Fund, the portfolio manager could have an incentive to favor the other fund or account. However, the sub-adviser’s compliance procedures and Code of Ethics recognize the portfolio manager’s obligations to treat all of his clients, including the Fund, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund’s portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

Administrative and Corporate Services

Penn Mutual provides administrative and corporate services to Penn Series and receives a fee from Penn Series for those services equal to the annual rate of 0.15% of each Fund’s average daily net assets. The administrative and corporate services include: (a) maintenance of records pertaining to Penn Series’ affairs, except those that are required to be maintained by Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; (b) preparation of certain filings, reports and proxy statements required by the federal securities laws; (c) preparation of Penn Series’ federal and state tax returns and any other filings required for tax purposes other than those required to be made by Penn Series’ custodian, transfer agent, accounting services agent, or investment adviser; (d) such services as Penn Series’ Board of Directors may require in

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connection with its oversight of Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent, including the periodic collection and presentation of data concerning the investment performance of Penn Series’ various investment portfolios; (e) the organization of all meetings of Penn Series’ Board of Directors; (f) the organization of all meetings of Penn Series’ shareholders; (g) the collection and presentation of any financial or other data required by Penn Series’ Board of Directors, accountants, or counsel; (h) the preparation and negotiation of any amendments to, or substitutes for, the present agreements with Penn Series’ investment adviser or sub-adviser, accounting services agent, custodian, or transfer agent; and (i) various shareholder services functions, including: maintaining accounts; processing purchase, exchange, redemption, and systematic allocation requests; processing disbursements related to loans, withdrawals, surrenders, or claims; forwarding shareholder communications from the Funds; providing recordkeeping services; and maintaining toll free telephone lines. Penn Mutual also bears certain expenses in connection with the services it renders as administrative and corporate services agent, including all rent and other expense involved in the provision of office space for Penn Series and in connection with Penn Mutual’s performance of its services as administrative and corporate services agent.

For fiscal years 2011, 2010, and 2009, the administrative fees waived and the administrative fees paid to Penn Mutual pursuant to the terms of the administrative and corporate service agreement by each of the Funds were as follows:

	Administrative Fees Waived			Administrative Fees Paid
Fund	2011	2010	2009	2011	2010	2009
Money Market Fund	$128,050	$721	$3,272	$222,008	$244,160	$319,047
Limited Maturity Bond Fund	N/A	N/A	N/A	$241,253	$193,433	$136,269
Quality Bond Fund	N/A	N/A	N/A	$658,236	$560,794	$393,907
High Yield Bond Fund	N/A	N/A	N/A	$209,379	$176,628	$118,967
Flexibly Managed Fund	N/A	N/A	N/A	$2,455,733	$2,087,929	$1,604,852
Balanced Fund	$33,707	$36,499	$39,583	$96,723	$91,319	$82,209
Large Growth Stock Fund	N/A	N/A	N/A	$267,875	$226,590	$171,050
Large Cap Growth Fund	N/A	N/A	$26,974	$53,107	$44,650	$33,955
Large Core Growth Fund	N/A	N/A	N/A	$173,636	$185,419	$163,136
Large Cap Value Fund	N/A	N/A	N/A	$258,775	$225,717	$180,080
Large Core Value Fund	N/A	N/A	N/A	$222,256	$230,156	$188,064
Index 500 Fund	$17,875	$26,437	$52,489	$397,216	$372,572	$316,681
Mid Cap Growth Fund	$1,149	N/A	$8,638	$166,092	$134,275	$100,762
Mid Cap Value Fund	N/A	N/A	N/A	$168,246	$154,380	$108,128
Mid Core Value Fund	N/A	N/A	N/A	$83,409	$67,393	$49,642
SMID Cap Growth Fund	N/A	N/A	N/A	$39,438	$30,674	$16,976
SMID Cap Value Fund	N/A	N/A	N/A	$44,100	$31,979	$17,550
Small Cap Growth Fund	N/A	N/A	N/A	$131,096	$119,485	$92,305
Small Cap Value Fund	N/A	N/A	N/A	$240,838	$213,605	$170,042
Small Cap Index Fund	N/A	N/A	N/A	$40,839	$31,308	$19,840
Developed International Index Fund	N/A	N/A	N/A	$90,811	$68,190	$33,164
International Equity Fund	N/A	N/A	N/A	$481,495	$429,542	$336,737
Emerging Markets Equity Fund	N/A	N/A	N/A	$200,134	$172,301	$110,334
Real Estate Securities Fund	N/A	N/A	N/A	$110,464	$90,682	$56,346
Aggressive Allocation Fund	N/A	N/A	N/A	$40,610	$28,535	$11,321
Moderately Aggressive Allocation Fund	N/A	N/A	N/A	$198,818	$132,608	$51,829
Moderate Allocation Fund	N/A	N/A	N/A	$324,410	$229,407	$77,451
Moderately Conservative Allocation Fund	N/A	N/A	N/A	$121,113	$88,573	$37,892
Conservative Allocation Fund	N/A	N/A	N/A	$79,224	$58,739	$27,898

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Accounting Services

BNY Mellon Investment Servicing Inc. (“BNY”) serves as the accounting services agent to Penn Series. BNY provides certain accounting and related services to Penn Series, including: (a) the maintenance for each Fund’s daily trial balance, general ledger, subsidiary records, capital stock accounts (other than those maintained by the transfer agent for Penn Series), investment ledger and all other books, accounts and other documents which Penn Series is required to maintain and keep current pursuant to Rule 31a-1(a) and (b) under the 1940 Act (other than those documents listed in subparagraph (4) of Rule 31a-1(b)); (b) the daily valuation of the securities held by, and the net asset value per share of, each Fund; (c) the preparation of such financial information as may reasonably be necessary for reports to shareholders, the Board of Directors and officers, the Securities and Exchange Commission and other federal and state regulatory agencies; and (d) the maintenance of all records for each Fund that may reasonably be required in connection with the audits of such Fund. The fee for the accounting services is based on a predetermined percentage of daily average net assets of each Fund.

For fiscal years 2011, 2010, and 2009, the accounting fees paid by each of the Funds were as follows:

Fund	2011	2010	2009
Money Market Fund	$94,003	$101,387	$126,349
Limited Maturity Bond Fund	$100,418	$84,478	$63,307
Quality Bond Fund	$211,647	$192,159	$150,654
High Yield Bond Fund	$89,793	$78,876	$55,488
Flexibly Managed Fund	$467,431	$418,391	$353,980
Balanced Fund	$12,001	$12,001	$9,923
Large Growth Stock Fund	$109,292	$95,530	$76,490
Large Cap Growth Fund	$27,500	$27,499	$27,499
Large Core Growth Fund	$77,827	$81,806	$74,097
Large Cap Value Fund	$106,258	$95,239	$79,854
Large Core Value Fund	$94,085	$96,719	$82,617
Index 500 Fund	$152,405	$144,191	$125,560
Mid Cap Growth Fund	$75,269	$62,497	$47,022
Mid Cap Value Fund	$75,743	$71,071	$50,459
Mid Core Value Fund	$38,924	$31,410	$27,500
SMID Cap Growth Fund	$27,499	$27,499	$22,738
SMID Cap Value Fund	$27,499	$27,499	$22,738
Small Cap Growth Fund	$61,175	$55,760	$43,083
Small Cap Value Fund	$100,279	$91,202	$76,387
Small Cap Index Fund	$27,499	$27,499	$22,738
Developed International Index Fund	$48,277	$48,001	$39,690
International Equity Fund	$212,598	$191,817	$154,695
Emerging Markets Equity Fund	$100,054	$88,869	$58,821
Real Estate Securities Fund	$51,550	$42,318	$29,493
Aggressive Allocation Fund	$12,001	$12,001	$9,923
Moderately Aggressive Allocation Fund	$13,257	$12,001	$9,923
Moderate Allocation Fund	$21,627	$15,201	$9,923
Moderately Conservative Allocation Fund	$12,001	$12,001	$9,923
Conservative Allocation Fund	$12,001	$12,001	$9,923

Limitation on Fund Expenses

See “EXPENSES AND LIMITATIONS” in the Prospectus for information on limitations on expenses of the Funds.

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Portfolio Transactions

Decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund are made by the respective investment adviser or sub-adviser of that Fund. Each Fund’s adviser or sub-adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Most purchases and sales of portfolio debt securities are transacted with the issuer or with a primary market maker acting as principal for the securities on a net basis, with no brokerage commission being paid by a Fund. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. Occasionally, a Fund may make purchases of underwritten debt issues at prices which include underwriting fees.

In purchasing and selling portfolio securities, the policies of the investment advisers and sub-adviser are to seek quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. In selecting broker-dealers to execute a Fund’s portfolio transactions, the investment advisers and sub-advisers will consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services they provide to the adviser, sub-adviser or the Fund.

Any of the investment advisers or sub-advisers may effect principal transactions on behalf of a Fund with a broker-dealer who furnishes brokerage and/or research services, designate any such broker-dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker-dealer in connection with the acquisition of securities in underwritings. Additionally, purchases and sales of fixed income securities may be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal or agent. A Fund does not usually pay brokerage commissions for these purchases and sales, although the price of the securities generally includes compensation which is not disclosed separately. The prices the Fund pays to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

The investment advisers and sub-advisers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services are received primarily in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each investment adviser’s and sub-adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

With regard to payment of brokerage commissions, the investment advisers and sub-advisers have adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, as amended, which permit investment advisers to cause a fund or portfolio to pay a commission in excess of the rate another broker or dealer would have charged for the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination to pay commissions may be made in terms of either the particular transaction involved or the overall responsibilities of the adviser or sub-adviser with respect to the accounts over which it exercises investment discretion. In some cases, research services are generated by third parties, but are provided to the advisers and sub-advisers by or through brokers and dealers. The advisers and sub-advisers may receive research service in connection with selling concessions and designations in fixed price offerings in which the Fund participates.

In allocating brokerage business the advisers and sub-advisers annually assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of their clients on the basis of these assessments. The advisers and sub-advisers seek to evaluate the brokerage and

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research services they receive from broker-dealers and make judgements as to the level of business which would recognize such services. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. In no instance is a broker-dealer excluded from receiving business because it has not been identified as providing research services. The advisers and sub-advisers cannot readily determine the extent to which net prices or commission rates charged by broker-dealers reflect the value of their research services. However, commission rates are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the advisers and sub-advisers receive research services they might otherwise have had to perform for themselves. The advisers and sub-advisers may use research services furnished by broker-dealers in servicing all of their investment advisory accounts, including the Funds, and accordingly, not all such services may necessarily be used by the advisers and sub-advisers in connection with the Funds.

Some of the investment adviser’s and sub-adviser’s other clients have investment objectives and programs similar to those of the Funds. An investment adviser or sub-adviser may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with a Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is each of the investment adviser’s and sub-adviser’s policy not to favor one client over another in making recommendations or in placing orders. If two or more of an investment adviser’s or sub-adviser’s clients are purchasing a given security at the same time from the same broker-dealer, the investment adviser or sub-adviser will average the price of the transactions and allocate the average among the clients participating in the transaction.

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The following table shows the amount of brokerage commissions paid by each Fund listed. In addition the table shows the total amount of transactions allocated and commissions paid to brokers who provided research services.

	Total Brokerage Commissions Paid*			Total Amount of Transactions Allocated to Brokers who Provided Research Services				Total Amount of Commissions Paid to Brokers Who Provided Research Services
	2011	2010	2009	2011		2010		2011		2010
Money Market Fund	$0	$0	$0	$	N/A	$	N/A	$	N/A	$	N/A
Limited Maturity Bond Fund	0	0	0		N/A		N/A		N/A		N/A
Quality Bond Fund	0	0	0		N/A		N/A		N/A		N/A
Large Cap Value Fund	238,436	290,219	293,357		274,728,682		293,867,571		215,539		263,569
Small Cap Growth Fund	340,157	332,827	351,466		52,814,708		36,351,678		84,007		61,333
Small Cap Value Fund	162,495	174,179	341,016		107,281,200		88,342,201		142,434		139,220
Real Estate Securities Fund	134,567	210,210	176,473		N/A		97,206,605		N/A		120,161
Mid Core Value Fund	32,723	43,449	80,173		N/A		N/A		N/A		N/A
Mid Cap Value Fund	85,765	90,101	106,099		16,842,947		6,562,306		20,277		8,202
Flexibly Managed Fund	2,786,176	2,174,450	2,756,275		164,418,076		145,350,443		46,942		43,361
Large Growth Stock Fund	100,327	90,653	151,420		11,812,608		11,812,608		1,648		3,120
High Yield Bond Fund	583,660	676,238	664,561		300,055		300,055		297		220
Mid Cap Growth Fund	167,226	180,567	165,152		87,178,223		46,412,400		46,482		28,494
Large Cap Growth Fund	73,059	89,442	55,829		25,431,310		25,059,445		12,581		17,071
International Equity Fund	322,892	314,236	374,953		26,629,932		50,999,382		43,269		87,675
Large Core Growth Fund	227,224	267,730	424,519		N/A		186,791,691		N/A		234,307
SMID Cap Growth Fund	83,110	51,759	51,974		N/A		27,022,419		N/A		47,468
Large Core Value Fund	90,503	71,513	122,009		46,568,965		7,832,391		25,075		3,255
SMID Cap Value Fund	69,240	33,767	22,110		33,756,103		19,097,666		39,322		15,961
Emerging Markets Equity Fund	284,844	284,173	196,024		154,616,259		N/A		280,070		N/A
Small Cap Index Fund	1,930	2,404	13,155		N/A		N/A		N/A		N/A

	Total Brokerage Commissions Paid*			Total Amount of Transactions Allocated to Brokers who Provided Research Services		Total Amount of Commissions Paid to Brokers Who Provided Research Services
	2011	2010	2009	2011	2010	2011	2010
Developed International Index Fund	$6,634	$6,483	$9,808	N/A	N/A	N/A	N/A
Index 500 Fund	3,307	4,212	11,043	N/A	N/A	N/A	N/A

*	Including the discounts received by securities dealers in connection with underwritings, if any.

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The following table shows the total amount of brokerage commission paid to an affiliate of the Funds. In addition, the table shows the amount of brokerage commissions paid to affiliates of the Funds as a percentage of the dollar amount of brokerage commissions and as a percentage of the dollar amount of total brokerage transactions.

	Percent of Total Brokerage Commissions Paid to an Affiliate	Total Brokerage Commissions Paid to an Affiliate ($)			Commissions Paid to Affiliates as a Percent of Dollar Amount of Total Brokerage Transactions
	2011	2011	2010	2009	2011
Small Cap Value Fund	3.10%	5,036	3,567	N/A	3.23%
Mid Cap Value Fund	1.03%	884	N/A	N/A	0.001%
Flexibly Managed Fund	Less than 0.1%	53	1,420	1,708	Less than 0.1%
Large Growth Stock Fund	Less than 0.1%	192	90	N/A	Less than 0.1%
Large Core Value Fund	N/A	N/A	N/A	59	N/A
Emerging Markets Equity Fund	1%	3,906	8,739	4,699	0.002%

For the fiscal years ended December 31, 2009, 2010 and 2011 the Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative and Conservative Allocation Funds did not pay any brokerage commissions.

Regular Broker-Dealers. A Fund’s regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the Fund; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (iii) the ten broker-dealers that sold the largest dollar amount of Fund shares. During the fiscal year ended December 31, 2011, the following Funds purchased securities issued by their regular broker-dealers:

Fund	Regular Broker-Dealer	Value of Portfolio Holdings as of 12/31/11
Large Cap Growth Fund	Citigroup	$0
Mid Core Value Fund	KeyBanc Capital Markets, Inc.	$0
Large Core Value Fund	J.P. Morgan	$3,582,388
	Citigroup	$1,463,046
	Goldman Sachs	$1,047,632
Index 500 Fund	Bank of America Merril Lynch	$1,211,799
	Citigroup Global Markets Inc.	$1,785,949
	Morgan Stanley Group	$500,243
Small Cap Index Fund	Investment Technology Group	$10,810
	Knight Securities	$33,391
Developed International Index Fund	Nomura	$65,109
	Deutsche	$218,681
	Daiwa Securities Group	$28,074
	UBS	$278,979

Portfolio Turnover

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less (“short-term securities”) are excluded.

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A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year. Typically, funds with high turnover (such as 100% or more) tend to generate higher transaction costs, such as brokerage commissions, which may lower fund performance. A fund’s portfolio turnover rate is in the financial highlights table in its Prospectus.

With respect to the SMID Cap Growth and Mid Cap Value Funds, the portfolio turnover ratio was higher in 2011 than 2010 due to the portfolio repositionings in response to the portfolio manager changes during 2011.

Directors and Officers

The business and affairs of Penn Series, which include all twenty nine portfolios, are managed under the direction of its Board of Directors. The Board of Directors currently has six members. Five of the members are not “interested persons” of Penn Series as defined in the Investment Company Act of 1940, as amended. One of the members is an employee of Penn Mutual and is, therefore, an “interested person.” The address for each Penn Series Director and Officer is c/o The Penn Mutual Life Insurance Company, 600 Dresher Road, Horsham, PA 19044.

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Directors Who Are Not Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eugene Bay (born 1937)	Director	No set term; served since 1993.	Retired. President, Colgate Rochester Crozer Divinity School (until June 2010); Trustee, College of Wooster (1988-2009); Pastor Emeritus, Bryn Mawr Presbyterian Church, Bryn Mawr, PA (1987 – October 2004).	29	N/A
David B. Pudlin (born 1949)	Director	No set term; served since 2009.	Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm)	29	N/A

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
M. Donald Wright (born 1935)	Director	No set term; served since 1988.	Accountant, Wright Consultants, Bryn Mawr, PA (financial planning and consulting).	29	N/A
Rebecca C. Matthias (born 1953)	Director	No set term; served since 2010.	Retired. President, Destination Maternity Corporation (clothing) (1982 – September 2010).	29	Director, CSS Industries; Director, Destination Maternity Corporation
Archie C. MacKinlay (born 1955)	Director	No set term; served since 2010.	Professor of Finance, Wharton School, Universtity of Pennsylvania (1984 – Present).	29	N/A

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Directors Who Are Interested Persons of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds Overseen by Director	Other Directorships Held by Director During Past 5 Years
Eileen C. McDonnell (born 1962)	Director	No set term; served since 2010.	Chief Executive Officer (2011 – present). President (2010 – Present), Executive Vice President and Chief Marketing Officer (2008-2010), The Penn Mutual Life Insurance Company; Professor (2007-2008), The American College; Consultant (2006-2008), Exec MPower, Inc. (consulting firm).	29	N/A

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Officers of Penn Series

Name and Year of Birth	Position with Penn Series	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Peter M. Sherman (born 1952)	President	No set term; served since 2000.	Chairman and President of Independence Capital Management Inc.; Executive Vice President and Chief Investment Officer, The Penn Mutual Life Insurance Company (since 1998).
Keith Huckerby (born 1971)	Vice President	No set term; served since 2012.	Vice President, Independence Capital Management, Inc. (since 2007); Assistant Vice President, The Penn Mutual Life Insurance Company (since 2009).
Kathleen P. Vandy (born 1960)	Secretary	No set term; served since 2008.	Corporate Counsel, The Penn Mutual Life Insurance Company (1999 to present); Secretary of Independence Capital Management Inc. (since May 2008).
Rodney Ruehle (born 1968)	Chief Compliance Officer	No set term; served since 2012.	Director, Beacon Hill Fund Services, Inc. (since 2008); Director, CCO Services Group, Citi Fund Services, Inc. (2004 – 2008).
Robert Dellacroce (born 1963)	Treasurer	No set term; served since 2009.	Treasurer, The Penn Mutual Life Insurance Company (since 2009); Treasurer, Independence Capital Management, Inc. (since 2009); Unit Leader, SEI Investments Operations (15 years).
John Heiple (born 1973)	Assistant Treasurer	No set term; served since 2004.	Supervisor, Variable Products Financial Reporting, The Penn Mutual Life Insurance Company (since 2003).
Patricia M. Chiarlanza (born 1965)	Assistant Treasurer	No set term; served since 2001.	Treasurer of Independence Capital Management, Inc. (since 2008); Assistant Treasurer, The Penn Mutual Life Insurance Company (since May 2001), Intermediate/Senior Supervisor/Manager (May 1991 – present) The Penn Mutual Life Insurance Company.

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Mr. Pudlin’s wife is an executive officer of PNC Financial Services Group, Inc. (“PNC”). Prior to July 1, 2010, PNC was the parent company of the Company’s accounting agent, the entity formerly known as PNC Global Investment Servicing Inc. (“PNC Global”), and the Company’s custodian, the entity formerly known as PFPC Trust Company (“PFPC”). For the fiscal years 2009, 2010 and 2011, the fees paid by the Company to BNY, the current accounting agent, and PNC Global were $2,697,517, $2,889,573 and $3,143,269 respectively. For fiscal years 2009, 2010 and 2011, the custodial fees paid by the Company to PFPC were $1,732,840, $1,799,225 and $909,621 respectively.

Standing Committees of Board of Directors

The Board of Directors has an Audit Committee currently consisting of Messrs. Wright, Pudlin, and MacKinlay and Ms. Matthias. The Audit Committee is charged with exercising vigilant and informed oversight of Penn Series’ financial reporting process, including internal controls, and reporting its findings to the Board. The Audit Committee held 4 meetings during the Company’s 2011 fiscal year.

The Board of Directors has a Nominating Committee currently consisting of Messrs. Wright, Pudlin and Bay. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors. The Nominating Committee meets periodically, as necessary, and did not meet during the Company’s 2011 fiscal year.

Board Responsibilities for Overseeing Risk Management

The management and affairs of the Company and each of Funds are supervised by the Directors under the laws of the State of Maryland. The Board of Directors is responsible for overseeing the Company and each of its Funds. The Board has approved contracts under which certain companies provide essential management services to the Funds.

Like most mutual funds, the day-to-day business of the Company, including the management of risk, is performed by third party service providers, such as the adviser, sub-advisers, and administrator. The Directors are responsible for overseeing the Company’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Company. Under the overall supervision of the Board and the Audit Committee, the Company or the service providers to the Company employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Company’s business (e.g., the adviser and sub-advisers are responsible for the day-to-day management of the Funds’ portfolio investments) and, consequently, for managing the risks associated with that business.

The Directors’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the adviser and sub-adviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function with respect to a Fund by monitoring risks identified during regular and special reports made to the Board, as well as regular and special reports made to the Audit Committee. In addition to monitoring such risks, the Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

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The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the adviser and the sub-advisers and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the adviser and sub-advisers, the Board meets with the adviser and sub-advisers to review such services. Among other things, the Board regularly considers the adviser’s and sub-adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.

The Board meets regularly with the Company’s Chief Compliance Officer to review and discuss compliance issues and risk assessments. At least annually, the Company’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Company’s policies and procedures and those of its service providers, including the adviser, sub-advisers and administrator. The report addresses the operation of the policies and procedures of the Company and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Company’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Company’s Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Company’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Company’s internal controls. Additionally, in connection with its oversight function, the Board oversees Company management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Company in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods, and the Company’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Company and the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Company’s investment management and business affairs are carried out by or through the Company’s adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Leadership Structure

The Chairman of the Board, Eileen C. McDonnell, is an interested person of the Company as that term is defined in the 1940 Act. The Company does not have a single lead independent Director. The Company has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Company. The Company made this determination in consideration of, among other things, the fact that the

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Directors who are not interested persons of the Company (i.e., “independent Directors”) constitute a super-majority (83%) of the Board, the fact that the chairpersons of the Audit and Nominating Committees of the Board are independent Directors, the amount of assets under management in the Company, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Directors from Company management.

Individual Director Qualifications

The Company has concluded that each of the Directors should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Company’s shareholders. The Company has concluded that each of the Directors should serve as a Director based on their own experience, qualifications, attributes and skills as described below.

The Company has concluded that Ms. McDonnell should serve as Director because of the experience she has gained as the President, Executive Vice President and Chief Marketing Officer of Penn Mutual, her experience serving as President of another insurance company and her knowledge of and experience in the financial services industry.

The Company has concluded that Mr. Wright should serve as Director because of the experience he has gained as founder of a financial planning and consulting firm, his experience in and knowledge of public company accounting and auditing, and the experience he has gained serving as a Director of the Company since 1998 and serving as Chair of the Company’s Audit Committee.

The Company has concluded that Dr. Bay should serve as Director because of the experience he has gained in his role as the President of an ecumenical seminary and as a pastor, the experience he has gained in serving as a director of a non-profit foundation, and the experience he has gained serving as Director of the Company since 1993 and serving as Chair of the Company’s Nominating Committee.

The Company has concluded that Mr. Pudlin should serve as Director because of the experience he has gained in his roles as a shareholder and the President and Chief Executive Officer of a large law firm, his experience with and knowledge of public companies and the financial services industry, and the experience he has gained serving as a Director of the Company since 2009.

The Company has concluded that Mr. MacKinlay should serve as Director because of the experience, knowledge and expertise that he has acquired as a professor of finance at the University of Pennsylvania, Wharton School of Business since 1984 and his knowledge of and experience in the financial services industry.

The Company has concluded that Ms. Matthias should serve as Director because of the experience she has gained in her roles as the founder, President, Director and Chief Creative Officer of a publicly traded company, and the experience she has gained as a director of other public companies.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Beneficial Ownership of Equity Securities of Penn Series Funds

The following table provides information on beneficial ownership of shares of Funds of the Company by members of the Board of Directors (by virtue of their owning or having an interest in variable annuity contracts or variable life insurance policies issued by Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company). This information is provided as of December 31, 2011.

Name of Director	Dollar Range of Fund Shares (Fund)	Aggregate Dollar Range of All Fund Shares
Independent Directors
Eugene Bay	None	None
Archie C. MacKinlay	None	None
Rebecca C. Matthias	None	None
David B. Pudlin	None	None
M. Donald Wright	None	None
Interested Director
Eileen C. McDonnell	None	None

Compensation of Directors and Chief Compliance Officer for Fiscal Year Ended December 31, 2011

Name and Position	Aggregate Compensation from Penn Series	Pension or Retirement Benefits Accrued as Part of fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Penn Series
Eugene Bay Director	$38,000	None	None	$38,000
David B. Pudlin Director	$42,000	None	None	$42,000
Charles E. Mather III* Director	$42,000	None	None	$42,000
M. Donald Wright Director	$46,000	None	None	$46,000
Rebecca C. Matthias Director	$42,000	None	None	$42,000
Archie C. MacKinley Director	$34,000	None	None	$34,000
Salvatore R. Faia** Chief Compliance Officer	$101,930	None	None	$101,930

*	Retired effective December 31, 2011.
**	Rodney Ruehle serves as the Company’s Chief Compliance Officer effective February 24, 2012.

Interested Directors and Officers, except for the Company’s Chief Compliance Officer, of Penn Series receive no compensation from Penn Series for their services.

Code of Ethics

Rule 17j-1 under the 1940 Act governs personal securities activities of directors, officers and employees (“access persons”) of investment companies, its investment advisers and/or sub-advisers. Under Rule 17j-1, Penn Series, ICMI and each sub-adviser are required to adopt Codes of Ethics in order to ensure that the interests of shareholders are placed ahead of personal interests. In compliance with Rule 17j-1, Penn Series’ Code of Ethics is designed to prevent unlawful practices in connection with the purchase and sale of securities by access persons. Access persons are permitted to engage in personal securities transactions, but are required to report

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their personal securities transactions for monitoring purposes and are prohibited from engaging in transactions during certain periods of time. In addition, certain access persons are required to obtain approval before investing in private placements and are not permitted to purchase securities in initial public offerings.

Copies of the current Codes of Ethics for Penn Series, ICMI and each sub-adviser are on file with the SEC.

Proxy Voting Policy

The Board of Directors has delegated proxy voting responsibilities with respect to securities held by each Fund to such Fund’s investment adviser/sub-adviser, subject to the Board’s general oversight. Each investment adviser/sub-adviser has adopted its own proxy voting policies and procedures for this purpose (the “Procedures”), which are attached to this Statement of Additional Information as Appendix A. The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of the Funds may obtain the voting record of a Fund for the most recent twelve-month period ended June 30, free of charge by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to each Fund’s proxy voting record. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by the Company with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Net Asset Value of Shares

The following information supplements the information on net asset value of shares set forth in “Account Policies” in the Prospectus.

The purchase and redemption price of each Fund’s shares is equal to that Fund’s net asset value per share. Each Fund determines its net asset value per share by subtracting the Fund’s liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated every day the New York Stock Exchange (“Exchange”) is open for trading. The Exchange is closed when the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. In valuing underlying fund investments, the Funds use the net asset values reported by the underlying funds.

Debt securities held in the Funds may be valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Securities for which market quotations are not readily available or they are determined to be unreliable are valued at fair value under procedures approved by the Board of Directors.

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The Money Market Fund uses the amortized cost method of valuation. Under the amortized cost method of valuing portfolio securities, the security is valued at cost on the date of purchase and thereafter a proportionate amortization of any discount or premium until maturity of the security is assumed. The value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method is believed to provide certainty in portfolio valuation, it may result in periods during which values are higher or lower than the amount the Money Market Fund would receive if the security was sold.

In accordance with Rule 2a-7 under the Investment Company Act of 1940, the Penn Series Board of Directors has established procedures reasonably designed, taking into account current conditions and the Money Market Fund’s objectives, to stabilize the net asset value per share of the Fund, as computed for purposes of distribution and redemption, at $1.00. Penn Series will maintain a dollar weighted average portfolio maturity in the Money Market Fund appropriate to the objective of maintaining a stable net asset value per share, and to that end the Fund will neither purchase any instrument with a remaining maturity of more than 397 days (45 days with respect to second tier securities) nor maintain a dollar weighted average portfolio maturity which exceeds 60 days, each as calculated in accordance with Rule 2a-7. The Board of Directors will review, at such intervals as it determines appropriate, the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from the $1.00 per share. In the event such deviation exceeds  1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from the Money Market Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to prospective or existing shareholders or contract holders, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include redeeming shares in kind; selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Fund; reducing or withholding dividends; utilizing a net asset value per share as determined by using available market quotations; or reducing the number of shares outstanding by requesting shareholders to contribute to capital shares of the Money Market Fund.

Ownership of Shares

The outstanding shares of each of the Funds of Penn Series are owned by Penn Mutual and its subsidiary, PIA and are held in their Separate Accounts pursuant to variable annuity contracts and variable life insurance policies.

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On March 31, 2012, the outstanding shares of Penn Series were owned as follows:*

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Money Market Fund	22%	76%	2%	0%
Limited Maturity Bond Fund	10%	89%	1%	0%
Quality Bond Fund	12%	87%	1%	0%
High Yield Bond Fund	18%	81%	1%	0%
Flexibly Managed Fund	12%	86%	2%	0%
Balanced Fund	31%	67%	2%	0%
Large Growth Stock Fund	18%	81%	1%	0%
Large Cap Growth Fund	23%	76%	1%	0%
Large Core Growth Fund	47%	49%	4%	0%
Large Cap Value Fund	28%	69%	3%	0%

Fund	Percentage of Outstanding Shares Owned by Penn Mutual and Held in Separate Accounts Pursuant to Variable Life Insurance Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Insurance and Annuity and Held in a Separate Account Pursuant to Variable Annuity Contracts	Percentage of Outstanding Shares Owned by Penn Mutual and Held in General Accounts
Large Core Value Fund	23%	74%	3%	0%
Index 500 Fund	34%	65%	1%	0%
Mid Cap Growth Fund	26%	73%	1%	0%
Mid Cap Value Fund	27%	71%	2%	0%
Mid Core Value Fund	17%	82%	1%	0%
SMID Cap Growth Fund	9%	91%	0%	0%
SMID Cap Value Fund	10%	90%	0%	0%
Small Cap Growth Fund	32%	66%	2%	0%
Small Cap Value Fund	27%	71%	2%	0%
Small Cap Index Fund	3%	97%	0%	0%
Developed International Index Fund	3%	74%	0%	23%
International Equity Fund	23%	76%	1%	0%
Emerging Markets Equity Fund	19%	80%	1%	0%
Real Estate Securities Fund	18%	82%	0%	0%
Aggressive Allocation Fund	4%	96%	0%	0%
Moderately Aggressive Allocation Fund	5%	95%	0%	0%
Moderate Allocation Fund	3%	97%	0%	0%
Moderately Conservative Allocation Fund	2%	97%	1%	0%
Conservative Allocation Fund	3%	97%	0%	0%

*	Unaudited

Tax Status

The following is only a summary of certain federal income and excise tax considerations generally affecting the Funds and their shareholders that are not described in the Funds’ Prospectus. No attempt is made to present a detailed explanation of the tax treatment of Funds or their shareholders and the discussion here and in the Funds’

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Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

The following general discussion of certain federal income and excise tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, certain administrative changes, or court decisions may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund within Penn Series is treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code will be applied to each Fund separately, rather than to Penn Series as a whole.

Shares of the Funds will be purchased by Penn Mutual and PIA for their separate accounts under variable annuity contracts and variable life insurance policies. Under the provisions of the Code currently in effect, net income and realized capital gains that the Funds distribute are not currently taxable to owners of variable annuity or variable life insurance contracts when left to accumulate in the contracts or under a qualified pension or retirement plan. Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be “adequately diversified” in order for the contract to be treated as an annuity or as life insurance for federal income tax purposes. The Treasury Department has issued regulations explaining these diversification requirements. Each Fund intends to comply with such requirements. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from a Fund and federal income taxation of owners of variable life insurance contracts or variable life insurance policies, please refer to the contract prospectus.

It is the policy of each of the Funds to continue to qualify for and to elect the favorable tax treatment accorded regulated investment companies under Subchapter M of the Code. By following such policy, each of the Funds expects that it will not be subject to Federal income taxes on net investment income and net realized capital gain (the excess of net long-term capital gain over net short-term capital loss) distributed to shareholders.

In order to continue to qualify as a regulated investment company each Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that at the end of each quarter of each taxable year (i) at least 50% of the market value of the Fund’s total assets is represented by cash or cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer, the securities of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company under the Code, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes each year to the shareholders, provided the Fund distributes at least (a) 90% of its net investment income (generally, dividends, taxable interest, and the excess, if any, of net short-term capital gains over net long-term capital losses less certain operating expenses) and (b) 90% of its net tax exempt interest income (the excess of its tax-exempt interest income over certain deductions attributable to that income) (the “Distribution Requirement”). The Funds may use consent dividends to satisfy its Distribution Requirement.

Although each Fund intends to distribute substantially all of its net investment income and capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

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If a Fund fails to satisfy the qualifying income in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. If these relief provisions are not available to a Fund for any year in which it fails to qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. A Fund failing to qualify as a RIC could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. In addition, if a Fund fails to qualify as a RIC, it may affect the ability of an insurance company segregated asset accounts to meet the diversification test under Section 817(h) of the Internal Revenue Code described above.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a regulated investment company whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, each Fund intends to qualify for this exemption or to make its distributions in accordance with the calendar year distribution requirement.

A Fund’s transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing, and character of income earned and in turn, affect the application of the Distribution Requirement to a particular Fund. Further, because a Fund may be required to recognize income without a corresponding receipt of cash, a Fund may be required, in order to satisfy the Distribution Requirement, to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

In general, gains from “foreign currencies” and from foreign currency options, foreign currency futures, and forward foreign exchange contracts (“forward contracts”) relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. Dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund’s net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

Each Fund that invests in foreign securities may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, thus reducing the net amount available for distribution to a Fund’s shareholders. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance because the amount of a Fund’s assets to be invested within various countries is not known. The investment yield of any Fund that invests in foreign securities or currencies will be reduced by these foreign taxes. The foreign tax credit, if any, allowable with respect to such foreign taxes will not benefit owners of variable annuity or variable life insurance contracts who allocate investments to such Funds.

115

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a REIT or other pass-through entity) that is attributable to a residual interest in real estate mortgage conduits (“REMICs”) or taxable mortgage pools (“TMPs”) (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Fund’s excess inclusion income, as described below. Although the Funds do not expect to invest in REITs which pass through excess inclusion income, they may make such investments and may need to make certain elections to either specially allocate such tax to a Fund’s shareholders or to pay the tax at the Fund level.

Rules relating to U.S. state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult with their tax advisers as to the consequences of these and other U.S. state and local tax rules regarding an investment in a Fund.

Voting Rights

Penn Series is an open-end management investment company. Each Fund is “diversified” as defined in the 1940 Act. The shares of the Funds have equal voting rights, except that certain issues will be voted on separately by the shareholders of each Fund. Penn Mutual and PIA own all the outstanding shares of Penn Series, either in their separate accounts registered under the 1940 Act or in their unregistered separate accounts or general accounts. Pursuant to the 1940 Act, however, Penn Mutual and PIA will vote the shares held in registered separate accounts in accordance with voting instructions received from variable contract owners or payees having the right to give such instructions. Fund shares for which contract owners or payees are entitled to give voting instructions, but as to which no voting instructions are received, and shares owned by Penn Mutual and PIA in their general and unregistered separate accounts, will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual and PIA may disregard such voting instructions. If voting instructions are ever so ignored, contract owners will be advised of that action in the next semi-annual report.

Penn Series currently does not intend to hold annual meetings of shareholders unless required to do so under applicable law. The law provides shareholders with the right under certain circumstances to call a meeting of shareholders to consider removal of one or more directors. As required by law, Penn Series will assist in variable contract owner and payee communication on such matters.

Custodial Services

The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, Delaware 19809, is custodian of the assets of the Funds of Penn Series. The custodial services performed by The Bank of New York Mellon are those customarily performed for registered investment companies by qualified financial institutions. Penn Series has authorized The Bank of New York Mellon to deposit certain portfolio securities in a central depository system as allowed by federal law.

116

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm of Penn Series. Their offices are located at 1601 Market Street, Philadelphia, PA 19103.

Legal Matters

Morgan, Lewis & Bockius LLP of Philadelphia, Pennsylvania, has provided advice on certain matters relative to the federal securities laws and the offering of shares of Penn Series.

Portfolio Holdings Information

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to contract/policy owners and third parties. These policies and procedures recognize the conflict of interest that exists between the Fund’s shareholders, and those of the Adviser and/or any affiliated persons of the Fund. Therefore, except as noted below, the Company does not disclose a Fund’s portfolio holdings nor does the Company have any on-going arrangement with any party to make such information available on a selective basis. The Company’s Chief Compliance Officer reports as necessary to the Board regarding the implementation of the Company’s policies and procedures.

The Board exercises on-going oversight of the disclosure of portfolio holdings by overseeing the implementation and enforcement of the Funds’ policies and procedures by the Company’s Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters.

Only the Company’s Chief Compliance Officer may authorize the disclosure of portfolio holdings information. Upon receipt of a request for portfolio holdings information, the Chief Compliance Officer must determine that (i) disclosure is in the best interests of the Fund and its shareholders and (ii) there is a legitimate business purpose for the disclosure. Any authorized disclosure of portfolio holdings information must be subject to the recipient’s agreement to keep that information confidential and refrain from trading on that information. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided portfolio holdings information.

The Company makes available quarterly on Penn Mutual’s website—www.pennmutal.com—a Quarterly Investment Update (“Quarterly Update”), which includes certain portfolio holdings information for each Fund. The Quarterly Update can be found by clicking on the “Investment Options & Performance” tab on Penn Mutual’s website, then the “Product & Fund Performance” link and then the “Quarterly Investment Updates” link. The Quarterly Update includes each Fund’s top ten holdings and, as applicable, information regarding a Fund’s asset and sector allocation, property types, and/or bond quality. The Quarterly Update is made available five weeks after the end of each quarter and is publicly available to all persons. The Quarterly Update generally remains accessible at least until the Company files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current (expected to be at least three months).

With respect to the Money Market Fund, Penn Mutual’s website (www.pennmutal.com) includes a list of all the Fund’s portfolio holdings and certain attributes of (a) the Fund’s portfolio holdings, such as issuer, CUSIP, coupon rate, maturity date, final legal maturity date, a general category of the instrument, amortized cost value and principal amount, and (b) the Fund’s portfolio, such as the Fund’s dollar-weighted average portfolio maturity and dollar-weighted average life. This information is provided as of the last business day of each month, and can be found by clicking on the “Investment Options & Performance” tab and then the “Money Market Information” link under the Related Information section. The monthly Money Market Fund information generally remains accessible on the website for a period of at least six months from its posting date.

117

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30, and December 31) and the Money Market Fund is required to disclose its complete portfolio holdings monthly, within 5 business days after the end of each month on Form N-MFP. The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Holdings reports filed with the SEC on Forms N-Q and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

In addition, the Company’s service providers and, if applicable, their agents, such as ICMI, Wells, Turner, Neuberger Berman, GSAM, T. Rowe Price, Lord Abbett, Cohen & Steers, Vontobel, Alliance, Eaton Vance, SSgA FM, MISM, Oppenheimer, Allianz Global Investors Capital LLC, The Bank of New York Mellon, BNY and Penn Mutual, may receive portfolio holdings information as frequently as daily in connection with their services to the Funds. KPMG LLP, Morgan, Lewis & Bockius LLP, the Company’s financial printer (currently, R.R. Donnelley), the proxy voting service providers used by ICMI and the Company’s sub-advisers as identified in the proxy voting policies included in Appendix A attached hereto and the Company’s pricing information vendors (currently, Interactive Data Corporation, Standards & Poor’s, Thomson Reuters, Markit, Bloomberg and Pricing Direct) may receive portfolio holdings information, as necessary, in connection with their services to the Funds. These service providers and their agents will be subject to a duty of confidentiality with respect to, and a duty to refrain from trading on, any portfolio holdings information received whether imposed by the provisions of the service provider’s contract with the Company or by the nature of its relationship with the Company.

No compensation or other consideration will be paid to or received by any party, including the Company, its investment advisers and its affiliates or the recipient of portfolio holdings information, in connection with the disclosure of a Fund’s portfolio holdings information.

Ratings of Commercial Paper

Moody’s Investor Services, Inc. Commercial Paper Ratings:

PRIME 1

Issues rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Board margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME 2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

118

Standard & Poor’s Rating Group Commercial Paper Ratings:

A-1	This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2	Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.
A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated B are regarded as having significant speculative characteristics for timely payment.

C	This rating is assigned to short-term debt obligations that are currently vulnerable to nonpayment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Investors Service, Inc.:

Fitch 1—Highest grade. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2—Very good grade. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

The quality of a bond is measured by credit risk—the continuing ability of the issuer to meet interest and principal payments. Issuers who are believed to be good credit risks receive high quality ratings, and those believed to be poor credit risks receive low quality ratings. As a result of the greater credit risk involved, medium and low quality bonds typically offer a higher yield than bonds of high quality.

119

Moody’s Investors Service, Inc.

AAA	Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the AAA group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than AAA securities.

A	Bonds which are rated A possess many favorable investment attributes and are generally considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds which are rated Baa are considered medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have the following speculative elements: their future cannot be considered as well-assured; the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future; and uncertainty of position characterizes bonds in this class.
B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of the generic rating category.

120

Standard & Poor’s Ratings Group

AAA	This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA	Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of the taking of a similar action if payments on an obligation are jeopardized.

FINANCIAL STATEMENTS OF PENN SERIES

The following pages include audited financial statements and financial highlights as of December 31, 2011 for the Funds.

121

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Money Market Fund

	Par (000)	Value†
COMMERCIAL PAPER — 50.5%
Banks — 2.6%
Tower Bank & Trust Co. 0.180%, 02/29/12	$4,000	$3,998,860

Beverages — 2.4%
Anheuser-Busch InBev 0.300%, 01/13/12	750	749,937
Coca-Cola Co. 0.190%, 03/01/12	3,000	2,999,082

		3,749,019

Biotechnology — 0.5%
Celgene Corp. 0.530%, 01/17/12	750	749,845

Chemicals — 5.9%
E.I. Du Pont de Nemours & Co. 0.220%, 01/17/12	2,000	1,999,829
Sigma-Aldrich Corp. 0.030%, 01/09/12	7,000	6,999,965

		8,999,794

Diversified Financial Services — 19.5%
AllianceBernstein LP 0.120%, 01/17/12	2,200	2,199,897
BHP Finance USA 0.130%, 01/24/12	5,000	4,999,621
BP Capital Markets Plc
0.240%, 01/04/12	1,290	1,289,991
0.200%, 02/24/12	772	771,777
0.350%, 03/15/12	3,000	2,997,900
Nestle Capital Corp. 0.150%, 03/01/12	3,750	3,749,094
Queensland Treasury Corp. 0.130%, 01/03/12	700	700,000
Reckitt & Benckiser Treasury Services Plc
0.550%, 06/01/12	5,000	4,988,542
0.650%, 09/06/12	1,150	1,144,871
Toyota Motor Credit Corp. 0.390%, 06/07/12	4,000	3,993,240
Unilever Capital Corp. 0.050%, 01/03/12	3,000	3,000,000

		29,834,933

Electric — 9.3%
Basin Electric Power Cooperative 0.150%, 01/17/12	250	249,985
Electricite de France
0.280%, 01/06/12	1,000	999,977
0.260%, 01/17/12	2,000	1,999,798
GDF Suez SA
0.130%, 01/03/12	4,400	4,400,000
0.180%, 01/03/12	500	500,000
IDACORP, Inc. 0.350%, 01/03/12	750	750,000
NSTAR Electric Co.
0.060%, 01/03/12	2,000	2,000,000
0.040%, 01/06/12	753	752,997

	Par (000)	Value†

Electric — (continued)
Pacific Gas & Electric Co. 0.400%, 01/03/12	$750	$750,000
Wisconsin Electric Power Co. 0.180%, 01/11/12	1,754	1,753,930

		14,156,687

Gas — 0.5%
Spectra Energy Corp. 0.500%, 01/04/12	700	699,990

Healthcare — 1.0%
Medtronic, Inc. 0.130%, 02/21/12	1,500	1,499,735

Oil & Gas — 7.6%
ConocoPhillips 0.150%, 01/09/12	4,000	3,999,900
Kinder Morgan Energy Partners LP 0.550%, 01/03/12	750	750,000
Koch Resources LLC
0.110%, 01/03/12	2,400	2,400,000
0.130%, 01/03/12	1,500	1,500,000
0.150%, 01/13/12	3,000	2,999,875

		11,649,775

Pharmaceuticals — 0.6%
Sanofi Aventis 0.120%, 03/15/12	950	949,772

Telecommunications — 0.6%
Telstra Corp Ltd. 0.250%, 02/16/12	1,000	999,695

TOTAL COMMERCIAL PAPER (Cost $77,288,105)		77,288,105

FOREIGN GOVERNMENT SECURITIES — 2.7%
Province of Ontario
2.625%, 01/20/12	2,550	2,552,811
5.125%, 07/17/12	1,518	1,553,897

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $4,106,708)		4,106,708

CORPORATE BONDS — 4.1%
Banks — 2.7%
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	4,100	4,101,951

Miscellaneous Manufacturing — 1.4%
Siemens Financieringsmaatschappij NV 144A @ 5.500%, 02/16/12	2,105	2,117,788

TOTAL CORPORATE BONDS (Cost $6,219,739)		6,219,739

1

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Money Market Fund

	Par (000)	Value†
MUNICIPAL NOTES — 40.7%
California Housing Finance Agency 0.080%, 08/01/36•	$2,000	$2,000,000
City of Minneapolis 0.090%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority
0.110%, 05/01/22•	2,600	2,600,000
0.100%, 10/01/30•	2,800	2,800,000
0.110%, 04/01/43•	1,325	1,325,000
Idaho Housing & Finance Association
0.090%, 01/01/38•	4,200	4,200,000
0.110%, 01/01/40•	4,455	4,455,000
Iowa Finance Authority
0.120%, 07/01/34•	1,450	1,450,000
0.120%, 01/01/39•	2,300	2,300,000
Kansas State Department of Transportation 0.060%, 09/01/22•	3,100	3,100,000
Michigan State Housing Development Authority 0.180%, 06/01/39•	7,600	7,600,000
Minnesota Housing Finance Agency 0.120%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.120%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.110%, 05/01/39•	5,000	5,000,000
State of Texas 0.120%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.090%, 01/01/19•	3,300	3,300,000
Wisconsin Housing & Economic Development Authority
0.120%, 09/01/22•	4,000	4,000,000
0.120%, 05/01/34•	2,905	2,905,000

TOTAL MUNICIPAL NOTES (Cost $62,325,000)		62,325,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund -Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	3,024,621	3,024,621
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1

	Number of Shares	Value†

Wells Fargo Advantage Municipal Cash Management Money Market Fund- Institutional Class	1	$1
TOTAL SHORT-TERM INVESTMENTS (Cost $3,024,627)		3,024,627

TOTAL INVESTMENTS — 100.0% (Cost $152,964,179)		$152,964,179

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

LP — Limited Partnership.

Plc — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$85,842,583	56.1%	56.1%
8 — 14 days	20,605,559	13.5%	69.6%
15 — 30 days	14,751,787	9.7%	79.3%
31 — 60 days	9,387,853	6.1%	85.4%
61 — 90 days	10,695,847	7.0%	92.4%
121 — 150 days	—	—%	—%
over 150 days	11,680,550	7.6%	100.0%

	$152,964,179	100.0%

Average Weighted Maturity — 27 days

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMERCIAL PAPER	$77,288,105	$—	$77,288,105	$—
CORPORATE BONDS	6,219,739	—	6,219,739	—
MUNICIPAL NOTES	62,325,000	—	62,325,000	—
FOREIGN GOVERNMENT SECURITIES	4,106,708	—	4,106,708	—
SHORT-TERM INVESTMENTS	3,024,627	3,024,627	—	—

TOTAL INVESTMENTS	$152,964,179	$3,024,627	$149,939,552	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

2

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 11.3%
Federal Home Loan Mortgage Corporation — 1.2%
1.375%, 02/25/14	$2,000	$2,032,344

Federal National Mortgage Association — 10.1%
0.375%, 12/28/12	6,700	6,714,217
0.500%, 08/09/13	2,000	2,004,718
1.000%, 09/23/13	2,000	2,020,690
0.750%, 12/18/13	7,000	7,026,726

		17,766,351

TOTAL AGENCY OBLIGATIONS (Cost $19,673,391)		19,798,695

ASSET BACKED SECURITIES — 0.5%
Conseco Financial Corp. 7.650%, 04/15/19	83	87,505
Enterprise Mortgage Acceptance Co. LLC 144A 7.680%, 01/15/27 @•~	509	404,209
Equity One ABS, Inc. 4.150%, 04/25/34•	14	13,730
Popular ABS Mortgage Pass-Through Trust 4.630%, 09/25/34•	19	18,723
SACO I, Inc. 144A 1.194%, 06/25/35 @•	558	366,071

TOTAL ASSET BACKED SECURITIES (Cost $1,130,161)		890,238

COMMERCIAL MORTGAGE BACKED SECURITIES — 0.8%
Bear Stearns Commercial Mortgage Securities• 5.571%, 03/11/39	1,030	1,029,521
JPMorgan Chase Commercial Mortgage Securities Corp. 4.545%, 01/15/42	421	420,861

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $1,445,936)		1,450,382

CORPORATE BONDS — 19.4%
Aerospace & Defense — 0.6%
Raytheon Co. 1.400%, 12/15/14	1,000	1,004,844

Banks — 8.7%
Bank of America Corp. 3.125%, 06/15/12	2,000	2,026,892
2.375%, 06/22/12	3,000	3,032,136
Bank of Montreal 144A 2.850%, 06/09/15 @	1,000	1,036,557
Canadian Imperial Bank of Commerce 144A 2.000%, 02/04/13 @	3,000	3,033,405
Commonwealth Bank of Australia 144A 2.400%, 01/12/12 @	1,000	1,000,409
3.492%, 08/13/14 @	1,000	1,058,357

	Par (000)	Value†

Banks — (continued)
Macquarie Bank Ltd. 144A 2.600%, 01/20/12 @	$1,000	$1,000,008
The Toronto-Dominion Bank 144A 1.625%, 09/14/16 @	2,000	1,973,674
Westpac Banking Corp. 144A 3.585%, 08/14/14 @	1,000	1,066,131

		15,227,569

Beverages — 0.6%
The Coca-Cola Co. 1.800%, 09/01/16	1,000	1,017,152

Computers — 0.6%
Google, Inc. 2.125%, 05/19/16	1,000	1,039,826

Diversified Financial Services — 5.2%
BA Covered Bond Issuer 144A 5.500%, 06/14/12 @	1,000	1,020,130
Caisse Centrale Desjardins du Quebec 144A 2.550%, 03/24/16 @	3,000	3,080,502
General Electric Capital Corp.
2.625%, 12/28/12	4,000	4,095,740
2.950%, 05/09/16	1,000	1,028,483

		9,224,855

Energy-Alternate Sources — 0.6%
BP Capital Markets Plc 1.700%, 12/05/14	1,000	1,009,638

Food — 0.3%
General Mills, Inc. 5.650%, 09/10/12	500	515,335

Investment Companies — 0.6%
USAA Capital Corp. 144A 2.250%, 12/13/16 @	1,000	1,004,905

Miscellaneous Manufacturing — 0.6%
BHP Billiton Finance USA Ltd. 1.125%, 11/21/14	1,000	1,002,347

Oil & Gas — 0.5%
SeaRiver Maritime, Inc. 0.000%, 09/01/12+	1,000	992,880

Pharmaceuticals — 1.1%
Teva Pharmaceutical Finance IV LLC 1.700%, 11/10/14	1,000	1,007,731
Zimmer Holdings, Inc. 1.400%, 11/30/14	1,000	999,084

		2,006,815

TOTAL CORPORATE BONDS (Cost $33,645,178)		34,046,166

3

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Limited Maturity Bond Fund

	Par (000)	Value†
COMMERCIAL PAPER — 3.4%
Energy-Alternate Sources — 1.7%
Spectra Energy 0.560%, 01/18/12	$3,000	$2,999,160

Healthcare Services — 1.7%
Centerpoint Residential 0.550%, 01/04/12	3,000	2,999,817

TOTAL COMMERCIAL PAPER (Cost $5,998,977)		5,998,977

MUNICIPAL NOTE — 0.6%
Regional — 0.6%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,634)	1,000	1,059,457

RESIDENTIAL MORTGAGE BACKED SECURITIES — 6.7%
Collateralized Mortgage Obligations — 5.5%
Fannie Mae REMICs 0.694%, 11/25/39•	9,720	9,678,781

Fannie Mae Pool — 1.2%
4.000%, 06/01/20	659	695,993
2.702%, 12/01/33•	758	803,942
2.500%, 04/01/34•	246	258,743
2.482%, 07/01/36•	250	266,092

		2,024,770

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $11,668,403)		11,703,551

U.S. TREASURY OBLIGATIONS — 50.4%
U.S. Treasury Notes
0.375%, 06/30/13	6,500	6,515,490
4.250%, 08/15/13	6,500	6,919,959
3.125%, 08/31/13	3,000	3,142,968
0.750%, 09/15/13	6,750	6,807,746
0.500%, 10/15/13	5,000	5,021,680
4.250%, 11/15/13	3,100	3,329,350
0.250%, 11/30/13	5,000	5,000,585
0.125%, 12/31/13	5,000	4,987,500
1.750%, 01/31/14	2,000	2,061,094
1.750%, 03/31/14	5,000	5,163,670
1.875%, 04/30/14	6,900	7,150,125
2.375%, 09/30/14	3,000	3,165,234
4.250%, 11/15/14	13,100	14,545,087
2.250%, 01/31/15	1,700	1,795,758
4.000%, 02/15/15	7,850	8,718,406
2.000%, 04/30/16	1,000	1,055,938
1.750%, 05/31/16	1,600	1,673,125
1.500%, 07/31/16	1,250	1,292,285

TOTAL U.S. TREASURY OBLIGATIONS (Cost $85,579,401)		88,346,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 6.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,206,713	$4,206,713
BlackRock Liquidity Funds TempFund -Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	408	408
Fidelity Institutional Prime Money Market Portfolio	1,018	1,018
Fidelity Institutional Prime Money Market Portfolio-Class I	197	197
Wells Fargo Advantage Government Money Market Fund - Institutional Class	7,900,434	7,900,434
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund -Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $12,108,994)		12,108,994

TOTAL INVESTMENTS — 100.0% (Cost $172,250,075)		$175,402,460

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $404,209.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

Plc — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 12/31/2011††
United States	90%
Canada	6
Australia	3
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2011

4

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Limited Maturity Bond Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$88,346,000	$—	$88,346,000	$—
AGENCY OBLIGATIONS	19,798,695	—	19,798,695	—
ASSET BACKED SECURITIES	890,238	—	890,238	—
COMMERCIAL MORTGAGE BACKED SECURITIES	1,450,382	—	1,450,382	—
CORPORATE BONDS	34,046,166	—	34,046,166	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	11,703,551	—	11,703,551	—
COMMERCIAL PAPER	5,998,977	—	5,998,977	—
MUNICIPAL NOTE	1,059,457	—	1,059,457	—
SHORT-TERM INVESTMENTS	12,108,994	12,108,994	—	—

TOTAL INVESTMENTS	$175,402,460	$12,108,994	$163,293,466	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

5

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 2.6%
Federal National Mortgage Association — 2.6%
3.250%, 04/09/13	$4,500	$4,672,647
5.000%, 04/15/15	6,750	7,675,904

TOTAL AGENCY OBLIGATIONS (Cost $11,394,763)		12,348,551

ASSET BACKED SECURITIES — 0.5%
Conseco Financial Corp.• 7.240%, 11/15/28	520	224,934
Enterprise Mortgage Acceptance Co. LLC 144A @•~ 7.679%, 01/15/27	1,017	808,418
SACO I, Inc. 144A @• 1.194%, 06/25/35	1,675	1,098,214

TOTAL ASSET BACKED SECURITIES (Cost $3,027,215)		2,131,566

COMMERCIAL MORTGAGE BACKED SECURITIES — 2.1%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	3,881	3,936,187
CFCRE Commercial Mortgage Trust @• 4.961%, 04/15/44	1,000	1,098,334
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,590,980
JPMorgan Chase Commercial Mortgage Securities Corp.
4.545%, 01/15/42	1,404	1,402,870
5.420%, 01/15/49	1,500	1,621,576

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $9,139,193)		9,649,947

CORPORATE BONDS — 19.3%
Aerospace & Defense — 0.2%
Lockheed Martin Corp. 3.350%, 09/15/21	1,000	994,798

Agriculture — 0.5%
Altria Group, Inc. 4.750%, 05/05/21	1,000	1,101,038
Cargill, Inc. 144A @ 6.125%, 09/15/36	1,000	1,180,049

		2,281,087

Banks — 4.4%
Bank of America Corp. 5.650%, 05/01/18	1,000	952,753
Bank of Montreal 144A @ 2.850%, 06/09/15	1,000	1,036,557
Canadian Imperial Bank of Commerce 144A @ 2.000%, 02/04/13	1,000	1,011,135

	Par (000)	Value†

Banks — (continued)
Commonwealth Bank of Australia 144A @ 2.400%, 01/12/12	$1,946	$1,946,796
JPMorgan Chase & Co.
2.200%, 06/15/12	4,000	4,037,872
6.000%, 01/15/18	1,700	1,896,654
The Goldman Sachs Group, Inc.
3.250%, 06/15/12	6,500	6,592,443
5.250%, 07/27/21	1,000	975,540
The Toronto-Dominion Bank 144A @ 1.625%, 09/14/16	2,000	1,973,674

		20,423,424

Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,295,159
PepsiCo, Inc. 4.875%, 11/01/40	1,000	1,155,632
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,053,030

		3,503,821

Biotechnology — 1.2%
Amgen, Inc.
3.875%, 11/15/21	1,000	1,009,115
4.950%, 10/01/41	1,000	990,086
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,208,668
Genentech, Inc. 5.250%, 07/15/35	1,000	1,181,954
Gilead Sciences, Inc. 4.400%, 12/01/21	1,000	1,058,692

		5,448,515

Computers — 0.5%
Hewlett-Packard Co. 2.650%, 06/01/16	1,000	992,247
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,334,262

		2,326,509

Diversified Financial Services — 1.4%
American Honda Finance Corp. 144 @ 3.800%, 09/20/21	1,000	1,018,444
Caisse Centrale Desjardins du Quebec 144A @ 2.550%, 03/24/16	2,000	2,053,668
General Electric Capital Corp.
6.150%, 08/07/37	1,000	1,093,888
5.875%, 01/14/38	1,000	1,059,587
Northern Trust Corp. 3.375%, 08/23/21	500	512,498
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	1,030,603

		6,768,688

6

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — 1.1%
Carolina Power & Light Co. 3.000%, 09/15/21	$1,000	$1,027,747
Commonwealth Edison Co. 6.150%, 09/15/17	500	593,756
Duke Energy Carolinas LLC 4. 250%, 12/15/41	1,000	1,046,245
Enel Finance International SA 144A @ 6.250%, 09/15/17	1,000	954,402
PacifiCorp 6.250%, 10/15/37	1,000	1,318,190

		4,940,340

Food — 0.3%
Kraft Foods, Inc. 6.750%, 02/19/14	500	555,670
Sara Lee Corp. 2.750%, 09/15/15	1,000	1,007,416

		1,563,086

Gas — 0.9%
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,014,715
Praxair, Inc. 3.000%, 09/01/21	1,000	1,023,366
San Diego Gas & Electric Co. 3.950%, 11/15/41	1,000	1,024,086
SEMCO Energy, Inc. 144A @ 5.150%, 04/21/20	1,000	1,108,532

		4,170,699

Healthcare Products — 0.9%
Becton Dickinson and Co. 3.125%, 11/08/21	1,000	1,034,487
Covidien International Finance SA 6.000%, 10/15/17	1,000	1,185,001
Stryker Corp. 2.000%, 09/30/16	1,000	1,023,332
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,089,840

		4,332,660

Healthcare Services — 0.4%
CIGNA Corp. 4.375%, 12/15/20	1,000	1,021,682
Unitedhealth Group, Inc. 4.625%, 11/15/41	1,000	1,051,446

		2,073,128

Insurance — 0.5%
Metlife Institutional Funding II 144A @• 0.974%, 03/27/12	1,000	999,903
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	1,155,347

		2,155,250

	Par (000)	Value†

Investment Companies — 0.2%
USAA Capital Corp. 144A @ 2.250%, 12/13/16	$1,000	$1,004,905

Media — 0.3%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,433,327

Miscellaneous Manufacturing — 0.8%
Honeywell International, Inc. 5.375%, 03/01/41	1,000	1,226,654
Illinois Tool Works, Inc. @ 4.875%, 09/15/41	1,000	1,137,837
Siemens Financieringsmaatschappij NV 144A @ 6.125%, 08/17/26	1,000	1,213,925

		3,578,416

Oil & Gas — 1.4%
Bg Energy Capital Plc @ 4.000%, 10/15/21	1,000	1,030,768
BP Capital Markets Plc 4.500%, 10/01/20	1,000	1,101,371
Occidental Petroleum Corp. 3.125%, 02/15/22	1,000	1,025,846
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,000	1,133,750
Petrobras International Finance Co.-Pifco 6.750%, 01/27/41	1,000	1,149,133
Statoil ASA 3.150%, 01/23/22	1,000	1,028,452

		6,469,320

Oil & Gas Services — 0.5%
Halliburton Co. 4.500%, 11/15/41	1,000	1,025,695
Schlumberger Oilfield UK Plc 144A @ 4.200%, 01/15/21	1,000	1,100,705

		2,126,400

Pharmaceuticals — 1.7%
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,192,536
McKesson Corp. 6.000%, 03/01/41	1,000	1,278,164
Merck & Co., Inc. 6.400%, 03/01/28	1,000	1,304,041
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,058,332
Sanofi-Aventis SA 4.000%, 03/29/21	1,000	1,107,938
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	1,000	1,017,135
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	1,000	1,044,404

		8,002,550

7

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — 0.2%
DCP Midstream LLC 144A @ 6.750%, 09/15/37	$1,000	$1,184,127

Retail — 0.7%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,190,731
Wal-Mart Stores, Inc.
3.250%, 10/25/20	1,000	1,069,318
5.625%, 04/01/40	1,000	1,266,660

		3,526,709

Telecommunications — 0.5%
AT&T, Inc. 3.875%, 08/15/21	1,000	1,057,751
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,128,866

		2,186,617

TOTAL CORPORATE BONDS (Cost $83,530,305)		90,494,376

MUNICIPAL NOTE — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,269)	2,000	2,118,914

MUNICIPAL BONDS — 2.4%
City of New York 6.271%, 12/01/37	1,750	2,157,645
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,138,320
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,171,610
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,288,060
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,634,460
South Carolina State Public Service Authority 6.454%, 01/01/50	2,000	2,696,300

Total MUNICIPAL BONDS (Cost $8,752,094)		11,086,395

RESIDENTIAL MORTGAGE BACKED SECURITIES — 27.7%
Collateralized Mortgage Obligations — 3.3%
Fannie Mae REMICs• 0.694%, 11/25/39	9,720	9,678,781
Freddie Mac REMICs• 0.618%, 05/15/37	5,704	5,669,646

		15,348,427

	Par (000)	Value†

Fannie Mae Pool — 9.9%
5.000%, 07/01/23	$2,174	$2,343,739
2.500%, 04/01/34•	738	776,228
2.482%, 07/01/36•	835	886,972
2.442%, 08/01/36•	899	949,398
6.285%, 05/01/37•	526	555,985
4.000%, 08/01/39	6,991	7,350,097
4.000%, 11/01/40	7,164	7,532,263
3.500%, 12/01/40	13,227	13,614,883
3.500%, 01/01/41	9,389	9,664,643
3.500%, 03/01/41	2,836	2,919,478

		46,593,686

Freddie Mac Gold Pool — 5.2%
3.000%, 01/01/26	9,176	9,481,681
3.500%, 12/01/40	8,115	8,338,868
3.500%, 01/01/41	4,795	4,927,122
3.500%, 02/01/41	1,386	1,424,510

		24,172,181

Ginnie Mae Pool — 9.3%
9.000%, 10/15/30	8	8,450
9.000%, 11/15/30	15	15,508
6.000%, 10/15/38	1,915	2,170,159
6.000%, 10/15/38	1,426	1,615,765
4.500%, 02/15/40	11,456	12,496,220
4.000%, 04/15/39	10,122	10,874,943
4.000%, 06/15/39	6,394	6,868,819
3.500%, 10/20/41	9,013	9,397,008

		43,446,872

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $121,735,140)		129,561,166

COMMERCIAL PAPER — 2.1%
Gas — 1.4%
Northern Illinois Gas Co. 0.560%, 01/17/12	3,500	3,499,075
South Carolina Fuel Co. 0.540%, 01/10/12	3,000	2,999,550

		6,498,625

Healthcare Services — 0.7%
Centerpoint Res 0.550%, 01/04/12	3,500	3,499,786

TOTAL COMMERCIAL PAPER (Cost $9,998,411)		9,998,411

U.S. TREASURY OBLIGATIONS — 37.6%
U.S. Treasury Bonds
6.250%, 08/15/23	1,350	1,932,188
5.500%, 08/15/28	2,800	3,952,813
3.500%, 02/15/39	29,300	32,957,929
4.375%, 05/15/40	100	129,906

8

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Quality Bond Fund

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — (continued)
U.S. Treasury Bonds — (continued)
3.875%, 08/15/40	$910	$1,090,863
4.250%, 11/15/40	1,150	1,466,609
U.S. Treasury Notes
1.125%, 12/15/12	43,600	44,001,948
0.250%, 11/30/13	5,000	5,000,585
1.750%, 01/31/14	6,000	6,183,282
1.875%, 02/28/14	7,000	7,238,434
4.250%, 11/15/14	5,000	5,551,560
4.000%, 02/15/15	10,900	12,105,812
2.125%, 12/31/15	11,100	11,772,937
2.625%, 02/29/16	5,000	5,404,690
1.500%, 07/31/16	4,000	4,135,312
2.375%, 06/30/18	4,300	4,607,717
2.750%, 02/15/19	9,800	10,733,293
3.125%, 05/15/19	6,550	7,344,187
3.375%, 11/15/19	475	541,463
2.000%, 11/15/21	4,100	4,146,765
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	5,712,073

TOTAL U.S. TREASURY OBLIGATIONS (Cost $159,814,399)		176,010,366

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	18,211,385	18,211,385
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	313	313
Fidelity Institutional Prime Money Market Portfolio	713	713
Fidelity Institutional Prime Money Market Portfolio - Class I	271	271
Wells Fargo Advantage Government Money Market Fund - Institutional Class	6,593,388	6,593,388
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $24,806,519)		24,806,519

TOTAL INVESTMENTS — 100.0% (Cost $434,197,308)		$468,206,211

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $808,418.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.
LLC	— Limited Liability Company.
Plc	— Public Limited Company.
REMICS	— Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$176,010,366	$—	$176,010,366	$—
AGENCY OBLIGATIONS	12,348,551	—	12,348,551	—
ASSET BACKED SECURITIES	2,131,566	—	2,131,566	—
COMMERCIAL MORTGAGE BACKED SECURITIES	9,649,947	—	9,649,947	—
CORPORATE BONDS	90,494,376	—	90,494,376	—
MUNICIPAL NOTE	2,118,914	—	2,118,914	—
MUNICIPAL BONDS	11,086,395	—	11,086,395	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	129,561,166	—	129,561,166	—
COMMERCIAL PAPER	9,998,411	—	9,998,411	—
SHORT-TERM INVESTMENTS	24,806,519	24,806,519	—	—

TOTAL INVESTMENTS	$468,206,211	$24,806,519	$443,399,692	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

9

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 0.6%
Apparel — 0.0%
Anvil Holdings, Inc.*^	831	$2,493

Chemicals — 0.1%
LyondellBasell Industries NV, Class A	5,600	181,944

Electric — 0.2%
The AES Corp.*	19,675	232,952

Entertainment — 0.0%
Lakes Entertainment, Inc.*	12,500	23,500

Lodging — 0.1%
Ameristar Casinos, Inc.	6,675	115,411

Oil & Gas — 0.1%
Anadarko Petroleum Corp.	1,725	131,669

Telecommunications — 0.1%
American Tower Corp., Class A	1,375	82,514
Crown Castle International Corp.*	1,750	78,400

		160,914

TOTAL COMMON STOCKS (Cost $1,177,816)		848,883

PREFERRED STOCKS — 1.4%
Banks — 0.8%
Ally Financial, Inc.	18,150	333,779
Ally Financial, Inc. CONV 144A @	500	358,422
GMAC Capital Trust I	17,375	336,032

		1,028,233

Media — 0.1%
Spanish Broadcasting System, Inc.^	182	127,400

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV*^~	725	0

Telecommunications — 0.5%
Lucent Technologies Capital Trust I CONV	1,175	721,450

TOTAL PREFERRED STOCKS (Cost $2,309,313)		1,877,083

	Par (000)	Value†
CORPORATE BONDS — 93.9%
Advertising — 0.6%
inVentiv Health, Inc. 144A @
10.000%, 08/15/18	$200	183,000
10.000%, 08/15/18	225	205,875

Lamar Media Corp.
9.750%, 04/01/14	100	112,000
7.875%, 04/15/18	200	212,000

The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	142,813

		855,688

	Par (000)	Value†

Aerospace & Defense — 1.1%
BE Aerospace, Inc. 8.500%, 07/01/18	$150	$164,250
Ducommun, Inc. 144A @ 9.750%, 07/15/18	225	232,313
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	350	358,750
Sequa Corp. 144A @
11.750%, 12/01/15	200	213,000
13.500%, 12/01/15	75	80,250
Spirit Aerosystems, Inc. 7.500%, 10/01/17	75	81,375
TransDigm, Inc. 7.750%, 12/15/18	325	349,375

		1,479,313

Airlines — 1.0%
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	46	49,355
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17	42	43,169
Continental Airlines, Inc. 144A @ 6.750%, 09/15/15	350	333,375
Delta Air Lines, Inc. 144A @
9.500%, 09/15/14	158	162,740
12.250%, 03/15/15	625	653,125
United Air Lines, Inc. 144A @ 12.000%, 11/01/13	75	78,187

		1,319,951

Apparel — 0.3%
Hanesbrands, Inc.
8.000%, 12/15/16	100	108,750
6.375%, 12/15/20	175	177,625
Levi Strauss & Co.
8.875%, 04/01/16	50	52,000
7.750%, 05/15/18	125	148,838

		487,213

Auto Manufacturers — 0.6%
Chrysler Group LLC 144A @ 8.250%, 06/15/21	225	204,750
Ford Motor Co. 7.450%, 07/16/31	475	570,000

		774,750

Auto Parts & Equipment — 0.9%
Affinia Group Holdings, Inc. 144A @ 10.750%, 08/15/16	45	48,825
Allison Transmission, Inc. 144A @ 7.125%, 05/15/19	200	196,000
Conti-Gummi Finance BV 144A @ 8.500%, 07/15/15	150	209,183
Pittsburgh Glass Works LLC 144A @ 8.500%, 04/15/16	100	96,250

10

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Auto Parts & Equipment — (continued)
The Goodyear Tire & Rubber Co.
10.500%, 05/15/16	$30	$33,075
8.750%, 08/15/20	100	110,250
Tomkins LLC 9.000%, 10/01/18	498	552,157

		1,245,740

Banks — 2.3%
Ally Financial, Inc.
6.250%, 12/01/17	25	24,115
8.000%, 03/15/20	125	128,125
7.500%, 09/15/20	325	328,250
8.000%, 11/01/31	300	289,500
CIT Group, Inc.
7.000%, 05/01/16	50	50,000
7.000%, 05/01/17	550	550,000
6.625%, 04/01/18 144A @	700	724,500
Provident Funding Associates LP 144A @
10.250%, 04/15/17	200	186,500
10.125%, 02/15/19	100	77,000
Regions Bank 7.500%, 05/15/18	500	495,000
Synovus Financial Corp. 5.125%, 06/15/17	175	147,875
Zions Bancorporation 7.750%, 09/23/14	150	159,043

		3,159,908

Beverages — 0.1%
Cott Beverages, Inc. 8.375%, 11/15/17	75	80,906

Building Materials — 2.4%
Associated Materials LLC 9.125%, 11/01/17	225	196,312
Building Materials Corp. of America 144A @ 6.750%, 05/01/21	250	262,500
Cemex Finance Europe BV 4.750%, 03/05/14	350	335,210
Cemex Finance LLC 144A @ 9.500%, 12/14/16	360	315,900
Euramax International, Inc. 144A @ 9.500%, 04/01/16	275	214,500
HeidelbergCement Finance BV 8.000%, 01/31/17	50	66,007
Masco Corp.
6.125%, 10/03/16	150	153,930
5.850%, 03/15/17	150	149,733
Nortek, Inc. 144A @
10.000%, 12/01/18	300	284,250
8.500%, 04/15/21	375	316,875
Owens Corning 9.000%, 06/15/19	125	149,132
Ply Gem Industries, Inc. 8.250%, 02/15/18	275	239,594
Reliance Intermediate Holdings LP 144A @ 9.500%, 12/15/19	225	238,500

	Par (000)	Value†

Building Materials — (continued)
Texas Industries, Inc. 9.250%, 08/15/20	$200	$179,000
USG Corp. 144A @ 8.375%, 10/15/18	50	46,000
Xefin Lux SCA 144A @ 8.000%, 06/01/18	100	116,482

		3,263,925

Chemicals — 2.4%
Ashland, Inc. 9.125%, 06/01/17	350	390,250
CF Industries, Inc.
6.875%, 05/01/18	275	314,875
7.125%, 05/01/20	25	29,563

Hexion US Finance Corp.
8.875%, 02/01/18	300	281,250
9.000%, 11/15/20	125	103,125
Huntsman International LLC
8.625%, 03/15/20	75	79,500
8.625%, 03/15/21	425	450,500
Kerling Plc 144A @ 10.625%, 02/01/17	200	229,082
Lyondell Chemical Co. 8.000%, 11/01/17	221	241,442
LyondellBasell Industries NV 144A @
6.000%, 11/15/21	400	415,000
Momentive Performance Materials, Inc.
11.500%, 12/01/16	475	353,875
9.000%, 01/15/21	125	95,000
PolyOne Corp. 7.375%, 09/15/20	150	154,875
Solutia, Inc. 8.750%, 11/01/17	175	191,187

		3,329,524

Coal — 2.1%
Alpha Natural Resources, Inc. 6.250%, 06/01/21	350	339,500
Arch Coal, Inc. 8.750%, 08/01/16	150	163,875
Consol Energy, Inc.
8.000%, 04/01/17	325	355,875
8.250%, 04/01/20	150	165,750
Foresight Energy LLC 144A @ 9.625%, 08/15/17	425	435,625
New World Resources NV 144A @ 7.875%, 05/01/18	150	181,285
Patriot Coal Corp. 8.250%, 04/30/18	225	216,000
Peabody Energy Corp.
7.375%, 11/01/16	300	330,000
6.000%, 11/15/18 144A @	275	280,500
6.250%, 11/15/21 144A @	275	284,625
Penn Virginia Resource Partners LP 8.250%, 04/15/18	200	201,000

		2,954,035

11

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — 2.8%
ARAMARK Holdings Corp. PIK 144A @ 8.625%, 05/01/16	$250	$257,500
Avis Budget Car Rental LLC
7.625%, 05/15/14	213	215,130
9.625%, 03/15/18	50	51,750
DP World Ltd. 144A @ 6.850%, 07/02/37	210	190,050
FTI Consulting, Inc.
7.750%, 10/01/16	125	129,375
6.750%, 10/01/20	75	77,438
Garda World Security Corp. 144A @ 9.750%, 03/15/17	150	151,500
Hertz Holdings Netherlands BV 144A @ 8.500%, 07/31/15	200	265,968
iPayment, Inc. 144A @ 10.250%, 05/15/18	425	399,500
Jaguar Holding Co. II 144A @ 9.500%, 12/01/19	250	262,500
Lender Processing Services, Inc. 8.125%, 07/01/16	275	270,187
Mac-Gray Corp. 7.625%, 08/15/15	169	173,014
PHH Corp. 9.250%, 03/01/16	275	261,250
RSC Equipment Rental, Inc. 8.250%, 02/01/21	175	177,187
Seminole Indian Tribe of Florida 144A @ 7.750%, 10/01/17	350	364,000
Ticketmaster Entertainment LLC 10.750%, 08/01/16	250	266,250
United Rentals North America, Inc. 10.875%, 06/15/16	325	360,750

		3,873,349

Computers — 0.5%
Brocade Communications Systems, Inc. 6.875%, 01/15/20	75	79,875
iGate Corp. 144A @ 9.000%, 05/01/16	625	645,313
SunGard Data Systems, Inc. 10.250%, 08/15/15	25	25,906

		751,094

Distribution & Wholesale — 0.5%
ACE Hardware Corp. 144A @ 9.125%, 06/01/16	425	450,500
McJunkin Red Man Corp. 9.500%, 12/15/16	300	304,500

		755,000

Diversified Financial Services — 7.4%
Aircastle Ltd.
9.750%, 08/01/18	250	261,875
9.750%, 08/01/18 144A @	50	52,125
CNH Capital LLC 144A @ 6.250%, 11/01/16	425	437,750

	Par (000)	Value†

Diversified Financial Services — (continued)
E*Trade Financial Corp.
7.875%, 12/01/15	$175	$175,875
6.750%, 06/01/16	375	363,750
12.500%, 11/30/17 PIK	998	1,127,740
Fiat Industrial Finance Europe SA 6.250%, 03/09/18	275	306,086
Ford Motor Credit Co. LLC
12.000%, 05/15/15	550	673,744
5.750%, 02/01/21	675	703,438
5.875%, 08/02/21	200	208,442
General Motors Financial Co., Inc. 144A @ 6.750%, 06/01/18	150	153,000
GTP Acquisition Partners I LLC 144A @ 7.628%, 06/15/16	250	244,399
Icahn Enterprises LP 8.000%, 01/15/18	250	260,000
International Lease Finance Corp.
5.750%, 05/15/16	150	139,131
8.875%, 09/01/17	425	439,875
8.250%, 12/15/20	450	454,500
8.625%, 01/15/22	225	227,612
International Lease Finance Corp. 144A @ 6.500%, 09/01/14	215	219,838
Jefferies Group, Inc.
5.125%, 04/13/18	30	26,400
8.500%, 07/15/19	45	45,675
Nuveen Investments, Inc.
5.500%, 09/15/15	750	630,000
10.500%, 11/15/15	775	769,187
10.500%, 11/15/15 144A @	300	294,750
SLM Corp.
5.375%, 05/15/14	300	300,210
5.050%, 11/14/14	100	98,630
6.250%, 01/25/16	225	218,808
8.450%, 06/15/18	400	412,000
Springleaf Finance Corp. 6.900%, 12/15/17	925	666,000
Telenet Finance IIII Luxembourg S.C.A. 144A @ 6.625%, 02/15/21	275	343,461

		10,254,301

Electric — 3.3%
Calpine Corp. 144A @
7.875%, 07/31/20	525	565,687
7.500%, 02/15/21	300	321,000
Dolphin Subsidiary II, Inc. 144A @
6.500%, 10/15/16	325	346,125
7.250%, 10/15/21	550	594,000
EDP Finance BV 144A @ 5.375%, 11/02/12	275	271,601
GenOn Energy, Inc. 9.500%, 10/15/18	850	860,625
NRG Energy, Inc. 7.625%, 01/15/18	150	150,000

12

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Electric — (continued)
PNM Resources, Inc. 9.250%, 05/15/15	61	67,405
Texas Competitive Electric Holdings Co., LLC
10.250%, 11/01/15	$350	$124,250
10.250%, 11/01/15	175	60,375
11.500%, 10/01/20 144A @	500	424,375
The AES Corp.
9.750%, 04/15/16	350	400,750
7.375%, 07/01/21 144A @	350	377,125

		4,563,318

Electrical Components & Equipment — 0.2%
Anixter, Inc.^ 10.000%, 03/15/14	125	136,563
Coleman Cable, Inc. 9.000%, 02/15/18	200	198,250

		334,813

Electronics — 0.2%
NXP BV 144A @ 9.750%, 08/01/18	250	272,500

Engineering & Construction — 0.4%
Aguila 3 SA 144A @ 7.875%, 01/31/18	325	315,250
Dycom Investments, Inc. 7.125%, 01/15/21	275	277,750

		593,000

Entertainment — 2.4%
AMC Entertainment, Inc.
8.750%, 06/01/19	325	336,375
9.750%, 12/01/20	200	190,000
CCM Merger, Inc. 144A @ 8.000%, 08/01/13	50	48,250
Cedar Fair LP 9.125%, 08/01/18	200	217,500
Cinemark USA, Inc. 7.375%, 06/15/21	75	76,688
Codere Finance Luxembourg SA 144A @ 8.250%, 06/15/15	250	297,677
Lions Gate Entertainment, Inc. 144A @ 10.250%, 11/01/16	275	276,375
MU Finance Plc 144A @ 8.375%, 02/01/17	325	342,062
Palace Entertainment Holdings LLC 144A @ 8.875%, 04/15/17	75	74,438
Pinnacle Entertainment, Inc.
8.625%, 08/01/17	75	79,313
8.750%, 05/15/20	200	196,000
Regal Cinemas Corp. 8.625%, 07/15/19	275	297,000
Regal Entertainment Group 9.125%, 08/15/18	325	348,562
Seneca Gaming Corp. 144A @ 8.250%, 12/01/18	325	317,687
Speedway Motorsports, Inc. 8.750%, 06/01/16	150	163,500

		3,261,427

	Par (000)	Value†

Environmental Control — 0.1%
Darling International, Inc. 8.500%, 12/15/18	$75	$83,250

Food — 2.0%
Bumble Bee Acquisition Corp. 144A @ 9.000%, 12/15/17	165	167,475
Campofrio Food Group SA 144A @ 8.250%, 10/31/16	75	97,069
Del Monte Corp. 7.625%, 02/15/19	500	480,000
JBS USA LLC 11.625%, 05/01/14	150	170,063
Land O’ Lakes Capital Trust I 144A @ 7.450%, 03/15/28	275	263,312
Michael Foods, Inc. 9.750%, 07/15/18	350	368,375
Pilgrim’s Pride Corp. 7.875%, 12/15/18	225	211,500
Pinnacle Foods Finance LLC
9.250%, 04/01/15	250	256,563
10.625%, 04/01/17	125	131,250
8.250%, 09/01/17	325	338,000
R&R Ice Cream Plc 144A @ 8.375%, 11/15/17	100	112,599
U.S. Foodservice, Inc. 144A @ 8.500%, 06/30/19	250	241,875

		2,838,081

Forest Products & Paper — 1.4%
Boise Paper Holdings LLC
9.000%, 11/01/17	100	107,500
8.000%, 04/01/20	125	132,188
Cascades, Inc.
7.750%, 12/15/17	200	198,000
7.875%, 01/15/20	500	485,000
Clearwater Paper Corp.
10.625%, 06/15/16	100	111,500
7.125%, 11/01/18	100	104,000
Domtar Corp.
7.125%, 08/15/15	200	220,000
9.500%, 08/01/16	25	30,000
Exopack Holding Corp. 144A @ 10.000%, 06/01/18	200	200,000
Mercer International, Inc. 9.500%, 12/01/17	325	332,312

		1,920,500

Gas — 0.3%
Sabine Pass LNG LP 7.500%, 11/30/16	425	427,125

Healthcare Products — 1.2%
Accellent, Inc.
8.375%, 02/01/17	50	49,000
10.000%, 11/01/17	275	222,750
Biomet, Inc. 11.625%, 10/15/17	700	759,500

13

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Products — (continued)
Ontex IV SA 144A @
7.500%, 04/15/18	$350	$398,628
9.000%, 04/15/19	100	88,009
Universal Hospital Services, Inc.
4.121%, 06/01/15•	75	67,687
8.500%, 06/01/15 PIK	50	50,500

		1,636,074

Healthcare Services — 4.7%
AMERIGROUP Corp. 7.500%, 11/15/19	250	257,500
Aviv Healthcare Properties LP 7.750%, 02/15/19	100	98,000
Capella Healthcare, Inc. 9.250%, 07/01/17	350	355,250
Community Health Systems, Inc. 8.875%, 07/15/15	377	389,252
Community Health Systems, Inc. 144A @ 8.000%, 11/15/19	475	479,750
Crown Newco 3 Plc 144A @ 7.000%, 02/15/18	100	139,769
Da Vita, Inc. 6.375%, 11/01/18	200	204,750
HCA, Inc.
9.875%, 02/15/17	114	124,545
8.500%, 04/15/19	375	410,625
7.500%, 02/15/22	500	511,250
Health Management Associates, Inc. 144A @ 7.375%, 01/15/20	200	208,000
IASIS Healthcare LLC 8.375%, 05/15/19	550	479,875
Kindred Healthcare, Inc. 8.250%, 06/01/19	425	357,000
Labco SAS 144A @ 8.500%, 01/15/18	100	98,363
LifePoint Hospitals, Inc. 6.625%, 10/01/20	100	103,625
Multiplan, Inc. 144A @ 9.875%, 09/01/18	325	338,000
Radiation Therapy Services, Inc. 9.875%, 04/15/17	225	168,187
Select Medical Corp. 7.625%, 02/01/15	200	188,000
Tenet Healthcare Corp.
6.250%, 11/01/18 144A @	425	432,437
8.875%, 07/01/19	25	28,063
8.000%, 08/01/20	475	475,594
United Surgical Partners International, Inc. 8.875%, 05/01/17	25	24,938
Universal Health Services, Inc. 7.000%, 10/01/18	75	77,813
Vanguard Health Holding Co. II LLC
8.000%, 02/01/18	375	372,187
7.750%, 02/01/19	200	192,000
Vanguard Health Systems, Inc.+ 9.439%, 02/01/16	11	6,875

		6,521,648

	Par (000)	Value†

Holding Companies — 0.3%
Odeon & UCI Finco Plc 144A @ 9.000%, 08/01/18	$100	$141,710
Polish Television Holding BV STEP 144A @ 11.250%, 05/15/17	75	98,039
Susser Holdings LLC 8.500%, 05/15/16	175	189,000

		428,749

Home Builders — 0.4%
Shea Homes LP / Shea Homes Funding Corp. 144A @ 8.625%, 05/15/19	300	280,500
Standard Pacific Corp.
10.750%, 09/15/16	175	183,750
8.375%, 05/15/18	50	47,500

		511,750

Home Furnishings — 0.1%
Sealy Mattress Co.
8.250%, 06/15/14	75	74,250
10.875%, 04/15/16 144A @	97	105,973

		180,223

Household Products & Wares — 1.1%
ACCO Brands Corp. 10.625%, 03/15/15	75	83,438
Central Garden & Pet Co. 8.250%, 03/01/18	150	147,000
Reynolds Group Issuer, Inc. 144A @
8.750%, 10/15/16	200	210,500
7.125%, 04/15/19	475	483,312
9.000%, 04/15/19	350	332,500
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	105,000
Yankee Acquisition Corp. 8.500%, 02/15/15	200	202,000

		1,563,750

Insurance — 1.0%
Assured Guaranty Municipal Holdings, Inc. 144A @• 6.400%, 12/15/66	450	292,500
HUB International Holdings, Inc. 144A @
9.000%, 12/15/14	250	250,625
10.250%, 06/15/15	775	769,187
USI Holdings Corp. 144A @ 9.750%, 05/15/15	125	119,688

		1,432,000

Internet — 0.6%
Earthlink, Inc. 8.875%, 05/15/19	150	138,000
Equinix, Inc.
8.125%, 03/01/18	300	327,000
7.000%, 07/15/21	150	158,250
Netflix, Inc. 8.500%, 11/15/17	150	154,875

		778,125

14

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Investment Companies — 0.2%
Offshore Group Investments Ltd. 11.500%, 08/01/15	$250	$270,313

Iron & Steel — 1.7%
AK Steel Corp. 7.625%, 05/15/20	200	188,000
Algoma Acquisition Corp. 144A @ 9.875%, 06/15/15	175	150,500
JMC Steel Group, Inc. 144A @ 8.250%, 03/15/18	225	219,375
Ryerson Holding Corp.+ 24.417%, 02/01/15	1,550	689,750
Ryerson, Inc. 12.000%, 11/01/15	375	378,750
Steel Dynamics, Inc.
7.375%, 11/01/12	200	208,250
7.750%, 04/15/16	50	52,125
Tube City IMS Corp. 9.750%, 02/01/15	475	479,750

		2,366,500

Leisure Time — 0.3%
Cirsa Funding Luxembourg SA 144A @ 8.750%, 05/15/18	200	212,257
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	54,500
NCL Corp. Ltd. 9.500%, 11/15/18	100	104,250

		371,007

Lodging — 1.6%
Ameristar Casinos, Inc. 7.500%, 04/15/21	50	51,500
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	637	676,016
Downstream Development Authority 144A @ 10.500%, 07/01/19	150	141,750
Gaylord Entertainment Co. 6.750%, 11/15/14	200	198,000
MGM Resorts International
13.000%, 11/15/13	150	178,125
10.375%, 05/15/14	125	142,813
11.125%, 11/15/17	225	256,500
9.000%, 03/15/20	150	166,125
Starwood Hotels & Resorts Worldwide, Inc. 7.150%, 12/01/19	150	171,562
Wynn Las Vegas LLC 7.875%, 11/01/17	200	219,500

		2,201,891

Machinery—Construction & Mining — 0.3%
Terex Corp.
10.875%, 06/01/16	25	27,625
8.000%, 11/15/17	400	392,000

		419,625

	Par (000)	Value†

Machinery — Diversified — 0.4%
Case New Holland, Inc. 7.875%, 12/01/17	$250	$282,500
Columbus McKinnon Corp. 7.875%, 02/01/19	100	103,875
The Manitowoc Co., Inc. 8.500%, 11/01/20	125	131,719

		518,094

Media — 6.6%
Bresnan Broadband Holdings LLC 144A @ 8.000%, 12/15/18	200	208,000
Cablevision Systems Corp.
8.625%, 09/15/17	125	138,437
7.750%, 04/15/18	150	159,000
8.000%, 04/15/20	75	80,438
CCH II LLC 13.500%, 11/30/16	57	66,191
CCO Holdings LLC
7.250%, 10/30/17	250	263,437
7.875%, 04/30/18	525	559,781
7.000%, 01/15/19	150	156,375
7.375%, 06/01/20	125	131,875
Cequel Communications Holdings I LLC 144A @ 8.625%, 11/15/17	550	583,000
Clear Channel Communications, Inc.
11.750%, 08/01/16 PIK	450	283,500
7.250%, 10/15/27	100	41,250
CSC Holdings LLC 8.500%, 04/15/14	250	276,562
Cyfrowy Polsat Finance AB 144A @ 7.125%, 05/20/18	100	125,542
DISH DBS Corp.
7.125%, 02/01/16	200	215,500
7.875%, 09/01/19	200	226,000
6.750%, 06/01/21	200	215,500
ION Media Networks, Inc. CONV¤ 11.000%, 07/31/13	1	0
Kabel BW Erste Beteiligungs GmbH 144A @ 7.500%, 03/15/19	125	163,399
LIN Television Corp. 8.375%, 04/15/18	275	267,781
Mediacom Broadband LLC 8.500%, 10/15/15	100	103,000
Nexstar Broadcasting, Inc.
7.000%, 01/15/14 PIK	132	128,863
7.000%, 01/15/14^	43	41,979
8.875%, 04/15/17	125	128,125
Nielsen Finance LLC
11.625%, 02/01/14	244	280,295
11.500%, 05/01/16	16	18,320
7.750%, 10/15/18	100	108,000
Sinclair Television Group, Inc. 144A @ 9.250%, 11/01/17	275	299,750
Sirius XM Radio, Inc. 144A @ 8.750%, 04/01/15	1,000	1,095,000

15

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
TVN Finance Corp. II AB 144A @ 10.750%, 11/15/17	$50	$67,301
Unitymedia GmbH 144A 9.625%, 12/01/19	25	33,408
Unitymedia Hessen GmbH & Co. KG 144A @ 8.125%, 12/01/17	275	290,469
Univision Communications, Inc. 144A @
7.875%, 11/01/20	450	456,750
8.500%, 05/15/21	800	728,000
Videotron Ltee
6.875%, 01/15/14	182	182,455
9.125%, 04/15/18	75	82,594
6.875%, 07/15/21 144A @	325	319,018
XM Satellite Radio, Inc. 144A @
13.000%, 08/01/13	500	567,500
7.625%, 11/01/18	125	131,250

		9,223,645

Metal Fabricate/Hardware — 0.2%
Metals USA, Inc. 11.125%, 12/01/15	75	77,906
Severstal Columbus LLC 10.250%, 02/15/18	225	235,688

		313,594

Mining — 1.6%
ALROSA Finance SA 144A @ 7.750%, 11/03/20	225	223,875
FMG Resources August 2006 Pty Ltd. 144A @
7.000%, 11/01/15	350	353,500
8.250%, 11/01/19	350	356,125
Mirabela Nickel Ltd. 144A @ 8.750%, 04/15/18	100	89,750
Novelis, Inc. 8.750%, 12/15/20	175	187,687
Teck Resources Ltd.
9.750%, 05/15/14	93	109,291
10.250%, 05/15/16	29	33,350
Thompson Creek Metals Co., Inc. 7.375%, 06/01/18	150	133,500
Vedanta Resources Plc 144A @
9.500%, 07/18/18	250	215,000
8.250%, 06/07/21	200	155,000
Vulcan Materials Co. 7.500%, 06/15/21	300	324,000

		2,181,078

Miscellaneous Manufacturing — 0.9%
AGY Holding Corp. 11.000%, 11/15/14	125	76,563
Amsted Industries, Inc. 144A @ 8.125%, 03/15/18	225	238,500
Koppers, Inc. 7.875%, 12/01/19	125	132,500
RBS Global, Inc. 8.500%, 05/01/18	525	556,500

	Par (000)	Value†

Miscellaneous Manufacturing — (continued)
Reddy Ice Holdings, Inc. STEP • 10.500%, 11/01/12	$75	$75,000
SPX Corp. 6.875%, 09/01/17	175	189,000

		1,268,063

Office & Business Equipment — 1.1%
CDW LLC
11.500%, 10/12/15 PIK	225	236,250
12.535%, 10/12/17	975	979,875
8.000%, 12/15/18	25	26,062
8.500%, 04/01/19	350	352,625

		1,594,812

Oil & Gas — 9.3%
Alta Mesa Holdings 9.625%, 10/15/18	425	412,250
Anadarko Petroleum Corp. 6.375%, 09/15/17	280	324,558
Antero Resources Finance Corp.
9.375%, 12/01/17	600	648,000
7.250%, 08/01/19 144A @	250	256,250
Berry Petroleum Co.
10.250%, 06/01/14	125	141,406
8.250%, 11/01/16	250	260,000
6.750%, 11/01/20	25	25,250
Bill Barrett Corp.
9.875%, 07/15/16	50	55,000
7.625%, 10/01/19	350	365,750
Calumet Specialty Products Partners LP 144A @
9.375%, 05/01/19	250	242,500
9.375%, 05/01/19	75	72,000
Carrizo Oil & Gas, Inc. 144A @ 8.625%, 10/15/18	225	226,125
Chesapeake Energy Corp.
9.500%, 02/15/15	450	515,250
6.625%, 08/15/20	25	26,813
Chesapeake Oilfield Operating LLC 144A @ 6.625%, 11/15/19	250	260,000
Clayton Williams Energy, Inc. 144A @ 7.750%, 04/01/19	375	358,125
Concho Resources, Inc.
8.625%, 10/01/17	275	300,437
7.000%, 01/15/21	150	161,063
Connacher Oil & Gas Ltd. 144A @ 8.500%, 08/01/19	600	543,000
Continental Resources, Inc. 7.125%, 04/01/21	150	162,750
Denbury Resources, Inc.
9.750%, 03/01/16	175	192,937
8.250%, 02/15/20	274	306,195
Encore Acquisition Co. 9.500%, 05/01/16	75	82,688
EXCO Resources, Inc. 7.500%, 09/15/18	750	708,750
Goodrich Petroleum Corp. 144A @ 8.875%, 03/15/19	200	200,000

16

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Hilcorp Energy I LP 144A @ 8.000%, 02/15/20	$225	$240,750
MEG Energy Corp. 144A @ 6.500%, 03/15/21	200	204,500
Newfield Exploration Co.
6.875%, 02/01/20	270	288,900
5.750%, 01/30/22	225	243,000
Oasis Petroleum, Inc.
7.250%, 02/01/19	125	129,375
6.500%, 11/01/21	225	223,312
Penn Virginia Corp.
10.375%, 06/15/16	300	319,500
7.250%, 04/15/19	300	279,000
Petroleos de Venezuela SA 144A @ 8.500%, 11/02/17	650	490,100
Petroplus Finance Ltd. 144A @
7.000%, 05/01/17	75	37,125
9.375%, 09/15/19	375	189,375
Plains Exploration & Production Co. 6.750%, 02/01/22	200	209,500
Precision Drilling Corp. 6.625%, 11/15/20	200	204,500
Quicksilver Resources, Inc.
11.750%, 01/01/16	375	425,625
9.125%, 08/15/19	75	79,500
Range Resources Corp. 6.750%, 08/01/20	325	360,750
SM Energy Co. 144A @
6.625%, 02/15/19	250	257,500
6.500%, 11/15/21	150	154,500
Swift Energy Co.
8.875%, 01/15/20	225	236,250
7.875%, 03/01/22 144A @	250	246,875
Transocean, Inc.
5.050%, 12/15/16	150	153,161
6.375%, 12/15/21	170	180,690
Unit Corp. 6.625%, 05/15/21	350	350,000
Whiting Petroleum Corp. 6.500%, 10/01/18	25	26,125
WPX Energy, Inc. 144A @ 6.000%, 01/15/22	500	511,875

		12,888,885

Oil & Gas Services — 1.8%
Cie Generale de Geophysique-Veritas
9.500%, 05/15/16	50	54,000
6.500%, 06/01/21	200	194,000
Exterran Holdings, Inc. 7.250%, 12/01/18	650	617,500
Frac Tech Services LLC 144A @ 7.625%, 11/15/18	300	314,250
Global Geophysical Services, Inc. 10.500%, 05/01/17	125	117,500
Helix Energy Solutions Group, Inc. 144A @ 9.500%, 01/15/16	250	260,000

	Par (000)	Value†

Oil & Gas Services — (continued)
Petroleum Geo-Services ASA 144A @ 7.375%, 12/15/18	$300	$306,000
SESI LLC
6.375%, 05/01/19	350	356,125
7.125%, 12/15/21 144A @	300	315,000

		2,534,375

Packaging and Containers — 1.2%
AEP Industries, Inc. 8.250%, 04/15/19	150	152,250
Ball Corp. 7.375%, 09/01/19	100	109,500
BWAY Holding Co. 10.000%, 06/15/18	150	159,750
Clondalkin Acquisition BV 144A @• 2.546%, 12/15/13	50	46,500
Crown Americas LLC 7.625%, 05/15/17	100	109,125
Crown European Holdings SA 144A @ 7.125%, 08/15/18	100	131,042
Graphic Packaging International, Inc.
9.500%, 06/15/17	175	191,625
7.875%, 10/01/18	200	213,000
Plastipak Holdings, Inc. 144A @ 10.625%, 08/15/19	125	138,125
Rexam Plc 6.750%, 06/29/67	100	116,432
Sealed Air Corp.
7.875%, 06/15/17	100	105,477
8.125%, 09/15/19 144A @	175	191,625

		1,664,451

Pharmaceuticals — 0.8%
Capsugel FinanceCo SCA 144A @ 9.875%, 08/01/19	200	261,438
Grifols, Inc. 8.250%, 02/01/18	150	157,500
Mylan, Inc. 144A @ 7.625%, 07/15/17	125	136,406
Valeant Pharmaceuticals International 144A @ 6.875%, 12/01/18	275	274,313
Warner Chilcott Co. LLC 7.750%, 09/15/18	225	229,781

		1,059,438

Pipelines — 1.1%
El Paso Corp.
8.250%, 02/15/16	100	109,500
7.750%, 01/15/32	250	288,750
El Paso Energy Corp. 7.800%, 08/01/31	75	86,438
Energy Transfer Equity LP 7.500%, 10/15/20	525	573,562
Kinder Morgan Finance Co. LLC
5.700%, 01/05/16	150	153,375
6.000%, 01/15/18 144A @	150	152,625

17

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Regency Energy Partners LP 6.875%, 12/01/18	$175	$185,937

		1,550,187

Real Estate — 1.4%
CB Richard Ellis Services, Inc.
11.625%, 06/15/17	125	144,063
6.625%, 10/15/20	175	179,375
Host Hotels & Resorts LP
6.750%, 06/01/16	225	231,187
5.875%, 06/15/19 144A @	225	228,937
6.000%, 10/01/21 144A @	150	153,750
MPT Operating Partnership LP 6.875%, 05/01/21	225	223,031
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	175	175,875
Reckson Operating Partnership LP 6.000%, 03/31/16	75	77,816
Rouse Co. LP
6.750%, 05/01/13 144A @	50	50,438
6.750%, 11/09/15	400	404,500
Ventas Realty LP 6.500%, 06/01/16	25	25,774

		1,894,746

Retail — 3.2%
Academy Ltd. 144A @ 9.250%, 08/01/19	475	469,062
CKE Restaurants, Inc. 11.375%, 07/15/18	275	299,750
Claire’s Stores, Inc.
9.625%, 06/01/15 PIK	79	62,324
8.875%, 03/15/19	275	209,000
DineEquity, Inc. 9.500%, 10/30/18	375	402,656
Ferrellgas LP 6.500%, 05/01/21	325	286,000
Fiesta Restaurant Group 144A @ 8.875%, 08/15/16	200	201,000
Inergy LP
7.000%, 10/01/18	300	304,500
6.875%, 08/01/21	37	37,185
JC Penney Corp., Inc. 7.125%, 11/15/23	50	49,875
QVC, Inc. 144A @
7.125%, 04/15/17	250	265,000
7.500%, 10/01/19	225	241,313
Rite Aid Corp.
8.625%, 03/01/15	275	265,375
10.375%, 07/15/16	200	212,500
9.500%, 06/15/17	100	91,250
10.250%, 10/15/19	225	248,062
8.000%, 08/15/20	50	55,250
The Neiman Marcus Group, Inc. 10.375%, 10/15/15	50	51,938
Toys R Us Property Co. II LLC 8.500%, 12/01/17	175	181,125

	Par (000)	Value†

Retail — (continued)
Toys R Us, Inc. 7.375%, 10/15/18	$175	$157,063
Wendy’s/Arby’s Group LLC 10.000%, 07/15/16	350	385,000

		4,475,228

Savings & Loans — 0.2%
Amsouth Bank 5.200%, 04/01/15	250	232,500

Semiconductors — 0.8%
Advanced Micro Devices, Inc.
8.125%, 12/15/17	275	285,312
7.750%, 08/01/20	50	51,375
Freescale Semiconductor, Inc.
10.125%, 03/15/18 144A @	88	95,920
8.050%, 02/01/20	50	47,000
MEMC Electronic Materials, Inc. 7.750%, 04/01/19	375	270,938
Sensata Technologies BV 144A @ 6.500%, 05/15/19	300	297,750

		1,048,295

Software — 2.0%
Aspect Software, Inc. 10.625%, 05/15/17	100	103,750
Eagle Parent, Inc. 144A @ 8.625%, 05/01/19	375	358,125
Fidelity National Information Services, Inc.
7.625%, 07/15/17	200	216,500
7.625%, 07/15/17 144A @	75	80,812
7.875%, 07/15/20	150	162,000
First Data Corp.
11.250%, 03/31/16	625	518,750
7.375%, 06/15/19 144A @	275	258,500
8.875%, 08/15/20 144A @	300	300,000
12.625%, 01/15/21 144A @	450	391,500
JDA Software Group, Inc. 8.000%, 12/15/14	125	135,469
Lawson Software, Inc. 144A @ 11.500%, 07/15/18	100	97,000
MedAssets, Inc. 8.000%, 11/15/18	225	220,500

		2,842,906

Storage & Warehousing — 0.4%
Niska Gas Storage US LLC 8.875%, 03/15/18	550	537,625

Telecommunications — 11.1%
Avaya, Inc.
9.750%, 11/01/15	50	45,000
10.125%, 11/01/15 PIK	1,225	1,102,500
CC Holdings GS LLC 144A @ 7.750%, 05/01/17	175	188,563
Cincinnati Bell, Inc. 7.000%, 02/15/15	175	175,656

18

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Telecommunications — (continued)
Clearwire Communications LLC 144A @ 12.000%, 12/01/15	$150	$143,625
CommScope, Inc. 144A @ 8.250%, 01/15/19	800	800,000
Cricket Communications, Inc.
10.000%, 07/15/15	225	225,000
7.750%, 05/15/16	125	129,063
7.750%, 10/15/20	425	371,875
Crown Castle International Corp. 9.000%, 01/15/15	350	379,312
Digicel Group Ltd. 144A @
8.250%, 09/01/17	225	226,125
10.500%, 04/15/18	200	201,000
EH Holding Corp. 144A @
6.500%, 06/15/19	350	364,875
7.625%, 06/15/21	325	341,250
GCI, Inc. 6.750%, 06/01/21	200	195,000
GeoEye, Inc. 9.625%, 10/01/15	75	82,125
Goodman Networks, Inc. 144A @ 12.125%, 07/01/18	225	214,875
Intelsat Jackson Holdings SA
7.250%, 04/01/19 144A @	100	101,500
8.500%, 11/01/19	600	636,000
7.250%, 10/15/20	75	76,125
Intelsat Luxembourg SA
11.250%, 02/04/17	675	653,062
11.500%, 02/04/17 PIK	125	120,625
11.500%, 02/04/17 PIK 144A @	500	482,500
Level 3 Communications, Inc. 11.875%, 02/01/19	225	239,625
Level 3 Financing, Inc.
8.750%, 02/15/17	125	127,188
9.375%, 04/01/19	475	495,781
MetroPCS Wireless, Inc. 7.875%, 09/01/18	600	608,250
Nextel Communications, Inc. 7.375%, 08/01/15	700	640,500
NII Capital Corp.
8.875%, 12/15/19	225	236,812
7.625%, 04/01/21	300	297,750
PAETEC Holding Corp.
8.875%, 06/30/17	175	189,000
9.875%, 12/01/18	150	165,000
Qwest Communications International, Inc. 8.000%, 10/01/15	225	239,714
Qwest Corp. 8.375%, 05/01/16	75	85,903
Sable International Finance Ltd. 144A @ 7.750%, 02/15/17	150	150,000
Satmex Escrow SA de CV 9.500%, 05/15/17	25	25,500
SBA Telecommunications, Inc. 8.250%, 08/15/19	100	108,750

	Par (000)	Value†

Telecommunications — (continued)
Sprint Nextel Corp. 144A @
9.000%, 11/15/18	$700	$735,000
11.500%, 11/15/21	200	198,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	275	290,125
Telesat Canada
11.000%, 11/01/15	325	348,969
12.500%, 11/01/17	400	447,000
Trilogy International Partners LLC 144A @ 10.250%, 08/15/16	125	114,375
UPC Holding BV 144A @
9.875%, 04/15/18	275	293,219
8.375%, 08/15/20	125	152,478
UPCB Finance Ltd. 144A @ 7.625%, 01/15/20	75	95,855
UPCB Finance V Ltd. 144A @ 7.250%, 11/15/21	150	151,875
Viasat, Inc. 8.875%, 09/15/16	100	102,750
Virgin Media Finance Plc 9.500%, 08/15/16	200	224,500
West Corp.
8.625%, 10/01/18	475	479,750
7.875%, 01/15/19	175	173,688
Wind Acquisition Holdings Finance SA PIK 144A @ 12.250%, 07/15/17	138	101,426
Windstream Corp.
8.125%, 08/01/13	25	26,750
7.875%, 11/01/17	600	649,500

		15,450,689

Transportation — 0.9%
DP World Sukuk Ltd. 144A @ 6.250%, 07/02/17	670	678,375
Florida East Coast Holdings Corp. PIK 10.500%, 08/01/17	132	103,008
Florida East Coast Railway Corp. 8.125%, 02/01/17	150	148,125
Kansas City Southern de Mexico SA de CV
8.000%, 02/01/18	225	246,375
6.125%, 06/15/21	125	128,438

		1,304,321

Trucking and Leasing — 0.1%
Maxim Crane Works LP 144A @ 12.250%, 04/15/15	125	112,500

TOTAL CORPORATE BONDS (Cost $129,982,652)		130,255,798

19

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

High Yield Bond Fund

	Number of Shares	Value†
WARRANTS — 0.0%
Anvil Holdings, Inc., Class A^	9,238	185
Anvil Holdings, Inc., Class B^	10,264	102

Total WARRANTS (Cost $0)		287

SHORT-TERM INVESTMENTS — 4.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	67,679	$67,679
T. Rowe Price Reserve Investment Fund	5,643,507	5,643,507

TOTAL SHORT-TERM INVESTMENTS (Cost $5,711,186)		5,711,186

TOTAL INVESTMENTS — 100.0% (Cost $139,180,967)		$138,693,237

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at December 31, 2011 is $308,722.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $0.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

STEP — Step Coupon Bond.

Country Weightings as of 12/31/2011††
United States	87%
Bermuda	2
Canada	2
Luxembourg	2
Netherlands	2
Cayman Islands	1
United Kingdom	1
Other	3

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Apparel	$2,493	$—	$2,493	$—
Chemicals	181,944	181,944	—	—
Electric	232,952	232,952	—	—
Entertainment	23,500	23,500	—	—
Lodging	115,411	115,411	—	—
Oil & Gas	131,669	131,669	—	—
Telecommunications	160,914	160,914	—	—
PREFERRED STOCKS
Banks	1,028,233	1,028,233	—	—
Media	127,400		127,400	—
Packaging and Containers	—	—	—	—
Telecommunications	721,450	721,450		—
CORPORATE BONDS	130,255,798	—	130,255,798	—
WARRANTS	287	—	287	—
SHORT-TERM INVESTMENTS	5,711,186	5,711,186	—	—
TOTAL INVESTMENTS	$138,693,237	$8,307,259	$130,385,978	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010*	$—
Sales	(4,500)
Realized Gain (Loss)	(145,500)
Change in Appreciation/(Depreciation)	150,000

Balance as of 12/31/2011	—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

*	Includes a security held at December 31, 2010 with a fair valuation of $0.

The accompanying notes are an integral part of these financial statements.

20

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — 65.7%
Aerospace & Defense — 2.7%
Lockheed Martin Corp.	42,300	$3,422,070
United Technologies Corp.	575,900	42,092,531

		45,514,601

Agriculture — 0.7%
Philip Morris International, Inc.	149,400	11,724,912

Auto Manufacturers — 0.8%
General Motors Co.*	655,200	13,280,904

Auto Parts & Equipment — 1.2%
Delphi Automotive Plc	473,700	10,203,498
TRW Automotive Holdings Corp.*	308,100	10,044,060

		20,247,558

Banks — 5.6%
JPMorgan Chase & Co.	560,800	18,646,600
KeyCorp	1,109,600	8,532,824
Northern Trust Corp.	210,400	8,344,464
U.S. Bancorp	1,858,200	50,264,310
Wells Fargo & Co.	258,600	7,127,016

		92,915,214

Beverages — 0.9%
Coca-Cola Enterprises, Inc.	35,400	912,612
PepsiCo, Inc.	221,500	14,696,525

		15,609,137

Chemicals — 0.5%
Potash Corp. of Saskatchewan, Inc.	209,800	8,660,544

Commercial Services — 0.0%
Moody’s Corp.	3,200	107,776

Computers — 4.1%
Accenture Plc, Class A	216,100	11,503,003
Apple, Inc.*	70,500	28,552,500
Hewlett-Packard Co.	185,800	4,786,208
International Business Machines Corp.	126,300	23,224,044

		68,065,755

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	337,682	22,526,766

Distribution & Wholesale — 0.4%
Mitsubishi Corp.	292,300	5,891,236

Diversified Financial Services — 1.8%
BlackRock, Inc.	81,500	14,526,560
Franklin Resources, Inc.	48,500	4,658,910
Invesco Ltd.	532,108	10,690,050

		29,875,520

Electric — 2.3%
Edison International	284,400	11,774,160
Entergy Corp.	60,800	4,441,440
MDU Resources Group, Inc.	235,700	5,058,122
PG&E Corp.	185,800	7,658,676
The AES Corp.*	757,500	8,968,800

		37,901,198

	Number of Shares	Value†

Electronics — 4.4%
TE Connectivity Ltd.	437,025	$13,464,740
Thermo Fisher Scientific, Inc.*	1,349,300	60,678,021

		74,142,761

Food — 3.3%
General Mills, Inc.	833,128	33,666,703
Kellogg Co.	426,500	21,568,105

		55,234,808

Healthcare Products — 0.5%
Covidien Plc	178,900	8,052,289
Henry Schein, Inc.*	9,578	617,111

		8,669,400

Healthcare Services — 1.6%
Laboratory Corp. of America Holdings*	87,400	7,513,778
Quest Diagnostics, Inc.	344,600	20,007,476

		27,521,254

Insurance — 0.5%
AON Corp.	177,900	8,325,720

Internet — 1.8%
Google, Inc., Class A*	47,200	30,486,480

Leisure Time — 0.4%
Carnival Corp.	230,500	7,523,520

Media — 2.6%
The Walt Disney Co.	905,200	33,945,000
Time Warner, Inc.	267,466	9,666,221

		43,611,221

Miscellaneous Manufacturing — 6.4%
Cooper Industries Plc	630,228	34,126,846
Danaher Corp.	766,278	36,045,717
Ingersoll-Rand Plc	870,600	26,527,182
Pall Corp.	175,200	10,012,680

		106,712,425

Oil & Gas — 3.0%
Apache Corp.	84,000	7,608,720
EOG Resources, Inc.	117,700	11,594,627
Exxon Mobil Corp.	108,300	9,179,508
Nexen, Inc.	545,900	8,685,269
The Williams Cos., Inc.	342,900	11,322,558
Whiting Petroleum Corp.*	1,300	60,697
WPX Energy, Inc.	136,400	2,478,388

		50,929,767

Oil & Gas Services — 0.6%
Weatherford International Ltd.*	647,600	9,480,864

Packaging and Containers — 0.3%
Crown Holdings, Inc.*	155,000	5,204,900

Pharmaceuticals — 3.8%
AmerisourceBergen Corp.	83,800	3,116,522
Pfizer, Inc.	2,763,608	59,804,477

		62,920,999

21

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pipelines — 3.5%
El Paso Corp.	1,139,900	$30,287,143
Spectra Energy Corp.	907,295	27,899,321

		58,186,464

Retail — 3.7%
Dollar General Corp.*	285,700	11,753,698
Kohl’s Corp.	690,500	34,076,175
Lowe’s Cos., Inc.	265,900	6,748,542
O’Reilly Automotive, Inc.*	105,800	8,458,710

		61,037,125

Semiconductors — 1.1%
Analog Devices, Inc.	106,555	3,812,538
Texas Instruments, Inc.	484,500	14,103,795

		17,916,333

Software — 1.4%
Autodesk, Inc.*	53,400	1,619,622
Fiserv, Inc.*	364,400	21,404,856

		23,024,478

Telecommunications — 4.2%
Amdocs Ltd.*	418,000	11,925,540
AT&T, Inc.	1,632,000	49,351,680
Cisco Systems, Inc.	495,300	8,955,024

		70,232,244

Toys, Games & Hobbies — 0.3%
Mattel, Inc.	160,500	4,455,480

TOTAL COMMON STOCKS (Cost $953,245,737)		1,097,937,364

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS —0.1%
Industrial — 0.1%
Boston Properties LP (Cost $1,235,703)	$1,240,000	1,266,142

	Number of Shares	Value†
PREFERRED STOCKS — 1.7%
Auto Manufacturers — 0.4%
General Motors Co.CONV	163,000	5,582,750

Banks — 0.1%
Wells Fargo & Co. CONV	1,300	1,370,200

Diversified Financial Services — 0.4%
AMG Capital Trust I CONV	161,100	7,108,537

Electric — 0.3%
PPL Corp.	98,100	5,444,550

	Number of Shares	Value†

Finance — 0.0%
Federal National Mortgage Association CONV	70	$350,000

Food — 0.1%
Heinz Finance Co. (H.J.) CONV 144A @	15	1,562,813

Housewares — 0.4%
Newell Financial Trust I CONV	159,100	6,721,975

TOTAL PREFERRED STOCKS (Cost $36,557,187)		28,140,825

	Par (000)	Value†
CORPORATE BONDS — 8.4%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$2,730	3,057,600

Airlines — 0.4%
American Airlines 2009-1A Pass Through Trust 10.375%, 07/02/19	413	433,641
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	912	1,003,270
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	760	809,426
Continental Airlines, Inc. 144A 6.750%, 09/15/15 @	890	847,725
Delta Air Lines 2011-1, Pass Through Trust 5.300%, 04/15/19	715	736,450
Delta Air Lines, Inc. 7.750%, 12/17/19	781	839,304
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,390	2,211,005
US Airways 2010-1 Class B, Pass Through Trust 8.500%, 04/22/17	352	334,761

		7,215,582

Banks — 0.0%
Regions Bank 7.500%, 05/15/18	90	89,100
Synovus Financial Corp. 5.125%, 06/15/17	105	88,725

		177,825

Beverages — 0.1%
Pernod-Ricard SA 144A 5.750%, 04/07/21@	1,170	1,319,995

22

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — 0.1%
Ecolab, Inc. 4.350%, 12/08/21	$1,350	$1,441,650

Coal — 0.5%
Consol Energy, Inc. 8.000%, 04/01/17	5,600	6,132,000
Peabody Energy Corp.
7.375%, 11/01/16	830	913,000
6.500%, 09/15/20	870	913,500
4.750%, 12/15/41 CONV	1,044	1,064,880

		9,023,380

Commercial Services — 0.1%
Verisk Analytics, Inc. 4.875%, 01/15/19	1,360	1,372,104

Diversified Financial Services — 1.3%
CNH Capital LLC 6.250%, 11/01/16 @	700	721,000
Ford Motor Credit Co. LLC
3.875%, 01/15/15	4,530	4,513,094
6.625%, 08/15/17	1,400	1,523,983
5.875%, 08/02/21	1,600	1,667,533
International Lease Finance Corp. 144A @
6.500%, 09/01/14	8,130	8,312,925
6.750%, 09/01/16	2,270	2,326,750
7.125%, 09/01/18	1,550	1,604,250
Janus Capital Group, Inc. STEP 6.700%, 06/15/17	1,850	1,963,194

		22,632,729

Electric — 0.5%
Calpine Construction Finance Co. LP 144A 8.000%, 06/01/16 @	2,800	3,024,000
Calpine Corp. 144A 7.500%, 02/15/21 @	1,275	1,364,250
Nisource Finance Corp. 4.450%, 12/01/21	905	924,749
Otter Tail Corp. 9.000%, 12/15/16	890	956,750
Tucson Electric Power Co. 5.150%, 11/15/21	1,360	1,443,837

		7,713,586

Forest Products & Paper — 0.1%
Georgia-Pacific LLC 144A 8.250%, 05/01/16 @	800	888,768

Healthcare Services — 0.0%
Health Management Associates, Inc. 144A 3.750%, 05/01/28 @	716	734,795

Lodging — 0.4%
MGM Resorts International
13.000%, 11/15/13	1,690	2,006,875
10.375%, 05/15/14	770	879,725
9.000%, 03/15/20	600	664,500

	Par (000)	Value†

Lodging — (continued)
Wynn Las Vegas LLC 7.750%, 08/15/20	$2,270	$2,519,700

		6,070,800

Media — 0.1%
CCH II LLC 13.500%, 11/30/16	602	694,997
Sirius XM Radio, Inc. 144A 9.750%, 09/01/15 @	100	108,500
Time Warner, Inc. 5.875%, 11/15/16	905	1,044,575
Univision Communications, Inc. 144A 7.875%, 11/01/20 @	350	355,250

		2,203,322

Miscellaneous Manufacturing — 0.2%
Actuant Corp. CONV 2.000%, 11/15/23	272	327,760
RBS Global, Inc. 8.500%, 05/01/18	1,330	1,409,800
Tyco Electronics Group SA 6.000%, 10/01/12	1,750	1,811,406

		3,548,966

Oil & Gas — 1.2%
Denbury Resources, Inc. 8.250%, 02/15/20	1,125	1,257,187
EQT Corp.
6.500%, 04/01/18	1,620	1,806,310
4.875%, 11/15/21	8,005	8,080,591
Forest Oil Corp. 8.500%, 02/15/14	925	1,008,250
Noble Energy, Inc. 4.150%, 12/15/21	1,350	1,396,566
PetroHawk Energy Corp. 10.500%, 08/01/14	75	83,438
Plains Exploration & Production Co. 6.750%, 02/01/22	2,150	2,252,125
QEP Resources, Inc. 6.875%, 03/01/21	475	511,812
Questar Market Resources, Inc. 6.800%, 03/01/20	440	470,800
Quicksilver Resources, Inc. 11.750%, 01/01/16	1,200	1,362,000
Range Resources Corp.
8.000%, 05/15/19	750	836,250
5.750%, 06/01/21	450	487,125
Whiting Petroleum Corp. 6.500%, 10/01/18	225	235,125

		19,787,579

Oil & Gas Services — 0.3%
Oil States International, Inc. CONV 2.375%, 07/01/25	1,767	4,256,261

23

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Packaging and Containers — 0.0%
Ball Corp. 7.375%, 09/01/19	$50	$54,750
Silgan Holdings, Inc. 7.250%, 08/15/16	375	400,312

		455,062

Pipelines — 0.1%
Energy Transfer Equity LP 7.500%, 10/15/20	1,690	1,846,325

Real Estate — 0.1%
Host Hotels & Resorts LP 144A 5.875%, 06/15/19@	1,800	1,831,500

Real Estate Investment Trusts — 0.3%
Host Hotels & Resorts LP CONV 144A 2.625%, 04/15/27@	5,153	5,165,882

Retail — 0.9%
Dollar General Corp. PIK 11.875%, 07/15/17	1,225	1,353,625
Group 1 Automotive, Inc. CONV
3.000%, 03/15/20 144A @	1,830	2,747,287
2.250%, 06/15/36•	7,024	7,383,980
Mattel, Inc. 2.500%, 11/01/16	230	231,478
Penske Auto Group, Inc. 7.750%, 12/15/16	2,125	2,178,125
Rite Aid Corp. 10.375%, 07/15/16	1,225	1,301,563

		15,196,058

Semiconductors — 0.3%
Xilinx, Inc. CONV 3.125%, 03/15/37	4,265	4,840,775

Software — 0.1%
First Data Corp. 144A 7.375%, 06/15/19@	1,750	1,645,000

Telecommunications — 1.1%
American Tower Corp. 4.500%, 01/15/18	1,410	1,434,341
CC Holdings GS LLC 144A 7.750%, 05/01/17@	3,655	3,938,262
Crown Castle International Corp.
9.000%, 01/15/15	500	541,875
7.125%, 11/01/19	1,050	1,134,000
Nextel Communications, Inc. 5.950%, 03/15/14	1,625	1,568,125
SBA Communications Corp. CONV 1.875%, 05/01/13	959	1,082,471
SBA Telecommunications, Inc.
8.000%, 08/15/16	300	323,250
8.250%, 08/15/19	225	244,688
Sprint Capital Corp. 6.900%, 05/01/19	300	246,750

	Par (000)	Value†

Telecommunications — (continued)
Sprint Nextel Corp. 144A @
9.000%, 11/15/18	$6,790	$7,129,500
11.500%, 11/15/21	450	445,500

		18,088,762

TOTAL CORPORATE BONDS (Cost $128,089,320)		140,514,306

LOAN AGREEMENTS — 10.7%
Aerospace & Defense — 0.0%
Delos Aircraft, Inc. 7.000%, 03/17/16•	450	450,752

Auto Parts & Equipment — 1.2%
Autoparts Holdings, Inc. 0.000%, 07/29/17•	2,594	2,588,105
Federal Mogul Corp.
12/27/14, 2.207-2.2175% ‡	10,988	10,139,896
12/27/15, 2.208-2.218% •	8,406	7,757,270

		20,485,271

Banks — 0.5%
Cedar Fair Bank 4.000%, 12/15/17•	3,223	3,214,455
Fidelity National Bank 5.250%, 07/18/16	3,000	2,992,950
FleetPride Corp. 6.750%, 12/06/17	1,625	1,609,774

		7,817,179

Diversified Financial Services — 1.5%
Fifth Third Bank 4.500%, 11/18/16•	8,664	8,624,734
International Lease Finance Corp. 6.750%, 03/17/15•	2,275	2,275,569
MSCII, Inc. • 3.750%, 03/14/17	3,100	3,112,881
Nuveen Investments
11/13/14, 3.424 - 3.579% •	1,885	1,796,794
12.500%, 07/31/15	2,250	2,322,562
05/13/17, 5.925-6.079% •	2,203	2,112,384
Pinnacle Foods Finance LLC•
04/02/14, 2.771-2.872%	2,441	2,382,461
04/02/14, 6.000-6.500%	478	477,970
WorldPay 0.000%, 11/30/17‡	1,425	1,402,912

		24,508,267

Engineering & Construction — 0.3%
CSC Holdings, Inc. 2.044%, 03/29/16•	4,632	4,553,560

Food Service — 2.1%
Dineequity, Inc. 4.250-5.250%, 10/19/17•	6,024	5,928,587
Dunkin Brands, Inc. 4.000%, 11/23/17‡	30,582	30,049,941

		35,978,528

24

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Healthcare Products — 0.4%
Bausch & Lomb, Inc. 3.435-3.496%, 04/24/15‡	$6,694	$6,524,927

Healthcare Services — 0.5%
HCA, Inc. 1.546%, 11/17/12•	5,082	5,040,305
Health Management Assoc. 4.500%, 11/01/18	3,250	3,231,150

		8,271,455

Household Products & Wares — 0.3%
Reynolds Consumer Products Holding, Inc. 6.500%, 02/09/18•	3,142	3,118,926
Reynolds Group Holdings, Inc. 6.500%, 08/09/18•	1,974	1,959,143

		5,078,069

Media — 0.9%
CCO Holdings LLC 2.796%, 09/06/14•	500	481,250
Charter Communications Operating LLC•
2.300%, 03/06/14	15	14,773
7.250%, 03/06/14	41	40,465
3.830%, 09/06/16	4,351	4,247,409
Univision Communications, Inc. 4.546%, 03/31/17•	11,067	9,833,592

		14,617,489

Miscellaneous Manufacturing — 0.4%
Colfax Corp. 0.000%, 09/12/18	5,400	5,398,326
Rexnord LLC 0.000%, 07/19/13•	1,750	1,720,827

		7,119,153

Retail — 0.6%
Dollar General Corp. 3.178-3.558%, 07/06/14•	7,679	7,665,862
Rite Aid Corp. 4.500%, 03/03/18•	2,750	2,613,875

		10,279,737

Software — 1.0%
First Data Corp.
3.044%, 09/24/14	5,566	5,040,901
3.044%, 09/24/14•	8,723	7,900,240
Interactive Data Corp. 4.500%, 02/11/18•	3,379	3,320,101

		16,261,242

Telecommunications — 1.0%
Intelsat Corp. 5.250%, 04/02/18‡	16,353	16,210,324
SBA Communications Corp. 3.750%, 06/30/18•	945	938,160

		17,148,484

TOTAL LOAN AGREEMENTS (Cost $178,397,258)		179,094,113

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 13.4%
T. Rowe Price Reserve Investment Fund (Cost $224,263,814)	224,264,000	$224,263,814

TOTAL INVESTMENTS — 100.0% (Cost $1,521,789,019)		$1,671,216,564

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accenture, $55.00, 01/21/12	(1,458)	(80,190)
Analog, $37.50, 01/21/12	(1,065)	(31,950)
AT&T, Inc., $30.00, 01/21/12	(5,409)	(210,951)
Carnival , $35.00, 01/21/12	(2,305)	(29,965)
Cisco, $18.00, 04/21/12	(3,178)	(409,962)
Covidien Plc, $55.00, 01/21/12	(1,015)	(10,150)
Danaher, $49.00, 03/17/12	(176)	(25,520)
Entergy, $70.00, 01/21/12	(389)	(149,376)
Exxon, $87.50, 01/19/13	(1,083)	(667,128)
Franklin, $110.00, 01/21/12	(338)	(1,690)
General Motors, $45.00, 01/21/12	(1,581)	(1,581)
Henry Schein, $65.00, 01/21/ 12	(95)	(11,400)
Hewlett Packard, $32.00, 01/19/13	(929)	(170,007)
International Business Machines, $180.00, 01/21/12	(954)	(634,410)
JPMorgan Chase & Co., $50.00, 1/21/12	(3,220)	(3,220)
Kellogg, $55.00, 01/21/12	(715)	(3,575)
Kellogg, $60.00, 01/19/13	(603)	(27,135)
Lockheed Martin, $80.00, 01/21/12	(423)	(84,600)
Lowes, $30.00, 01/21/12	(1,198)	(1,198)
Mattel, Inc., $25.00, 01/21/12	(1,605)	(441,375)
Oreilly $70.00, 02/18/12	(450)	(463,500)
Oreilly $75.00, 02/18/12	(608)	(395,200)
Pfizer, Inc., $22.50, 01/19/13	(754)	(110,084)
Pfizer, Inc., $23.00, 01/21/12	(11,847)	(118,470)
TE Conn., $40.00, 04/21/12	(698)	(3,490)
Texas Instruments, $35.00, 01/21/12	(1,205)	(1,205)
Texas Instruments, $40.00, 01/21/12	(1,205)	(1,205)
The Procter & Gamble Co., $65.00, 01/21/12	(3,070)	(595,580)
Time Warner, Inc., $35.00, 01/21/12	(2,674)	(451,906)
Un Tech, $85.00, 05/19/12	(743)	(43,837)
Un Tech, $97.50 , 01/21/12	(475)	(1,425)
United, $80.00, 01/21/12	(2,130)	(8,520)
U.S. Bancorp, $25.00, 03/17/12	(6,279)	(1,820,910)
U.S. Bancorp, $26.00, 03/17/12	(6,138)	(1,331,946)
Wells Fargo, $26.00, 01/21/12	(2,586)	(530,130)

TOTAL WRITTEN OPTIONS (Premiums $11,499,155)		(8,872,791)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

25

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Flexibly Managed Fund

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2011. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PIK — Payment in Kind Security.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	92%
Ireland	5
Canada	1
Switzerland	1
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$45,514,601	$45,514,601	$—	$—
Agriculture	11,724,912	11,724,912	—	—
Auto Manufacturers	13,280,904	13,280,904	—	—
Auto Parts & Equipment	20,247,558	20,247,558	—	—
Banks	92,915,214	92,915,214	—	—
Beverages	15,609,137	15,609,137	—	—
Chemicals	8,660,544	8,660,544	—	—
Commercial Services	107,776	107,776	—	—
Computers	68,065,755	68,065,755	—	—
Cosmetics & Personal Care	22,526,766	22,526,766	—	—
Distribution & Wholesale	5,891,236	—	5,891,236	—
Diversified Financial Services	29,875,520	29,875,520	—	—
Electric	37,901,198	37,901,198	—	—
Electronics	74,142,761	74,142,761	—	—
Food	55,234,808	55,234,808	—	—
Healthcare Products	8,669,400	8,669,400	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Healthcare Services	$27,521,254	$27,521,254	$—	$—
Insurance	8,325,720	8,325,720	—	—
Internet	30,486,480	30,486,480	—	—
Leisure Time	7,523,520	7,523,520	—	—
Media	43,611,221	43,611,221	—	—
Miscellaneous Manufacturing	106,712,425	106,712,425	—	—
Oil & Gas	50,929,767	50,929,767	—	—
Oil & Gas Services	9,480,864	9,480,864	—	—
Packaging and Containers	5,204,900	5,204,900	—	—
Pharmaceuticals	62,920,999	62,920,999	—	—
Pipelines	58,186,464	58,186,464	—	—
Retail	61,037,125	61,037,125	—	—
Semiconductors	17,916,333	17,916,333	—	—
Software	23,024,478	23,024,478	—	—
Telecommunications	70,232,244	70,232,244	—	—
Toys, Games & Hobbies	4,455,480	4,455,480	—	—
REAL ESTATE INVESTMENT TRUSTS	1,266,142	—	1,266,142	—
PREFERRED STOCKS	28,140,825	28,140,825	—	—
CORPORATE BONDS	140,514,306	—	140,514,306	—
LOAN AGREEMENTS	179,094,114	—	179,094,114	—
SHORT-TERM INVESTMENTS	224,263,814	224,263,814	—	—

TOTAL INVESTMENTS	$1,671,216,565	$1,344,450,767	$326,765,798	$—

LIABILITIES TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(8,872,791)	$(2,085,745)	$(6,787,046)	$—

Total Liabilities	$(8,872,791)	$(2,085,745)	$(6,787,046)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

26

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $31,805,542)	4,227,259	$39,102,144

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $22,202,246)	2,047,769	26,068,096

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $173,372)	173,372	173,372

TOTAL INVESTMENTS — 100.0% (Cost $54,181,160)		$65,343,612

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$39,102,144	$39,102,144	$—	$—
AFFILIATED FIXED INCOME FUNDS	26,068,096	26,068,096	—	—
SHORT-TERM INVESTMENTS	173,372	173,372	—	—

TOTAL INVESTMENTS	$65,343,612	$65,343,612	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

27

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 97.5%
Aerospace & Defense — 0.9%
The Boeing Co.	20,900	$1,533,015

Apparel — 2.5%
Coach, Inc.	10,000	610,400
NIKE, Inc., Class B	24,000	2,312,880
Prada SpA.*	137,200	617,484
Ralph Lauren Corp.	7,100	980,368

		4,521,132

Auto Parts & Equipment — 0.4%
Johnson Controls, Inc.	22,400	700,224

Banks — 0.4%
U.S. Bancorp	25,100	678,955

Beverages — 0.3%
Hansen Natural Corp.*	6,700	617,338

Biotechnology — 1.6%
Alexion Pharmaceuticals, Inc.*	10,000	715,000
Biogen Idec, Inc.*	8,500	935,425
Celgene Corp.*	14,500	980,200
Human Genome Sciences, Inc.*	34,600	255,694

		2,886,319

Chemicals — 3.2%
Air Products & Chemicals, Inc.	8,200	698,558
Potash Corp. of Saskatchewan, Inc.	18,100	747,168
Praxair, Inc.	40,400	4,318,760

		5,764,486

Coal — 0.4%
Peabody Energy Corp.	22,100	731,731

Commercial Services — 4.9%
Mastercard, Inc., Class A	13,700	5,107,634
The Western Union Co.	50,800	927,608
Visa, Inc., Class A	25,700	2,609,321

		8,644,563

Computers — 11.9%
Accenture Plc, Class A	36,400	1,937,572
Apple, Inc.*	40,300	16,321,500
EMC Corp.*	26,300	566,502
NetApp, Inc.*	24,200	877,734
SanDisk Corp.*	13,500	664,335
Teradata Corp.*	16,500	800,415

		21,168,058

Distribution & Wholesale — 2.3%
Fastenal Co.	62,400	2,721,264
Fossil, Inc.*	7,800	619,008
W.W. Grainger, Inc.	3,900	730,041

		4,070,313

Diversified Financial Services — 3.7%
American Express Co.	48,500	2,287,745
Franklin Resources, Inc.	19,400	1,863,564

	Number of Shares	Value†

Diversified Financial Services — (continued)
IntercontinentalExchange, Inc.*	9,700	$1,169,335
Invesco Ltd.	61,800	1,241,562

		6,562,206

Electrical Components & Equipment — 0.4%
Emerson Electric Co.	13,700	638,283

Electronics — 0.4%
Trimble Navigation Ltd.*	18,400	798,560

Engineering & Construction — 0.6%
Fluor Corp.	8,400	422,100
McDermott International, Inc.*	51,100	588,161

		1,010,261

Food — 0.4%
Whole Foods Market, Inc.	10,200	709,716

Healthcare Products — 1.3%
Baxter International, Inc.	9,300	460,164
Covidien Plc	5,000	225,050
Edwards Lifesciences Corp.*	10,700	756,490
Stryker Corp.	18,400	914,664

		2,356,368

Internet — 17.0%
Amazon.com, Inc.*	34,500	5,971,950
Baidu, Inc. ADR*	32,500	3,785,275
Ctrip.com International Ltd. ADR*	25,300	592,020
eBay, Inc.*	64,600	1,959,318
Facebook Inc., Class A*~	16,909	526,666
Facebook Inc., Class B~	30,111	937,871
Google, Inc., Class A*	13,300	8,590,470
Groupon Inc.*	34,300	707,609
Liberty Interactive Corp., Class A*	37,800	612,927
LinkedIn Corp., Class A*	11,700	737,217
Mail.ru Group Ltd. GDR 144A*@~	17,470	454,220
priceline.com, Inc.*	8,300	3,881,993
Tencent Holdings Ltd.	61,700	1,235,442
Twitter, Inc.*~	7,697	107,758

		30,100,736

Leisure Time — 0.9%
Carnival Plc	26,473	872,596
Harley-Davidson, Inc.	16,700	649,129

		1,521,725

Lodging — 2.4%
Las Vegas Sands Corp.*	31,800	1,358,814
Marriott International, Inc., Class A	50,597	1,475,915
MGM Resorts International*	23,300	243,019
Starwood Hotels & Resorts Worldwide, Inc.	24,400	1,170,468

		4,248,216

Machinery — Construction & Mining — 0.8%
Caterpillar, Inc.	5,500	498,300
Joy Global, Inc.	11,500	862,155

		1,360,455

28

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — 1.7%
Cummins, Inc.	8,700	$765,774
Deere & Co.	10,600	819,910
Roper Industries, Inc.	10,900	946,883
The Babcock & Wilcox Co.*	19,600	473,144

		3,005,711

Media — 1.0%
Discovery Communications, Inc., Class A*	8,700	356,439
The Walt Disney Co.	38,700	1,451,250

		1,807,689

Metal Fabricate/Hardware — 1.4%
Precision Castparts Corp.	15,600	2,570,724

Mining — 1.1%
BHP Billiton Ltd.	35,813	1,264,148
Freeport-McMoRan Copper & Gold, Inc.	20,300	746,837

		2,010,985

Miscellaneous Manufacturing — 3.3%
Cooper Industries Plc	14,200	768,930
Danaher Corp.	108,600	5,108,544

		5,877,474

Oil & Gas — 3.5%
Cimarex Energy Co.	8,600	532,340
Continental Resources, Inc.*	18,800	1,254,148
EOG Resources, Inc.	23,400	2,305,134
Occidental Petroleum Corp.	22,300	2,089,510

		6,181,132

Oil & Gas Services — 3.5%
Cameron International Corp.*	30,100	1,480,619
FMC Technologies, Inc.*	42,100	2,198,883
Schlumberger Ltd.	35,800	2,445,498

		6,125,000

Pharmaceuticals — 3.0%
Allergan, Inc.	11,500	1,009,010
Express Scripts, Inc.*	26,700	1,193,223
McKesson Corp.	31,400	2,446,374
Valeant Pharmaceuticals International, Inc.*	14,500	677,005

		5,325,612

Real Estate — 0.1%
CBRE Group, Inc.*	7,800	118,716

Retail — 5.8%
AutoZone, Inc.*	3,000	974,910
CarMax, Inc.*	38,500	1,173,480
Chipotle Mexican Grill, Inc.*	4,600	1,553,604
Costco Wholesale Corp.	17,400	1,449,768
CVS Caremark Corp.	15,800	644,324
Ross Stores, Inc.	19,400	922,082
Starbucks Corp.	51,100	2,351,111
Yum! Brands, Inc.	19,600	1,156,596

		10,225,875

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.5%
Broadcom Corp., Class A*	39,300	$1,153,848
QUALCOMM, Inc.	92,100	5,037,870

		6,191,718

Software — 2.1%
Akamai Technologies, Inc.*	9,000	290,520
Autodesk, Inc.*	22,800	691,524
Informatica Corp.*	14,000	517,020
Nuance Communications, Inc.*	27,700	696,932
Red Hat, Inc.*	22,000	908,380
Salesforce.com, Inc.*	6,400	649,344

		3,753,720

Telecommunications — 6.0%
American Tower Corp., Class A	64,500	3,870,645
Corning, Inc.	88,700	1,151,326
Crown Castle International Corp.*	93,100	4,170,880
Juniper Networks, Inc.*	66,900	1,365,429

		10,558,280

Transportation — 4.8%
Expeditors International of Washington, Inc.	23,000	942,080
FedEx Corp.	33,800	2,822,638
Kansas City Southern*	16,200	1,101,762
Union Pacific Corp.	19,900	2,108,206
United Parcel Service, Inc., Class B	21,100	1,544,309

		8,518,995

TOTAL COMMON STOCKS (Cost $136,379,742)		172,894,291

PREFERRED STOCKS — 0.2%
Internet — 0.2%
Livingsocial, Series F CONV~	15,066	115,857
Twitter, Inc. Series A CONV~	20	280
Twitter, Inc. Series B CONV~	312	4,368
Twitter, Inc. Series C CONV~	80	1,120
Twitter, Inc. Series D CONV~	2,954	41,356
Twitter, Inc. Series G-2 CONV~	12,129	169,806

TOTAL PREFERRED STOCKS (Cost $365,229)		332,787

SHORT-TERM INVESTMENTS — 2.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	3,757,614	3,757,614
T. Rowe Price Reserve Investment Fund	256,591	256,591

TOTAL SHORT-TERM INVESTMENTS (Cost $4,014,205)		4,014,205

TOTAL INVESTMENTS — 100.0% (Cost $140,759,176)		$177,241,283

29

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Growth Stock Fund

@Security	sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $2,359,302.

ADR — American Depository Receipt.

CONV — Convertible Security.

GDR — Global Depository Receipt

Plc — Public Limited Company.

COMMON STOCKS COUNTRY DIVERSIFICATION	% of Market Value	Value†
United States	91.5%	$157,863,903
China	2.8%	5,020,717
Ireland	1.7%	2,931,552
France	1.4%	2,445,498
Canada	0.8%	1,424,173
Australia	0.7%	1,264,148
United Kingdom	0.5%	872,596
Italy	0.3%	617,484
Russia	0.3%	454,220

	100.0%	$172,894,291

Country Weightings as of 12/31/2011††
United States	91%
China	3
Ireland	2
Australia	1
Canada	1
France	1
Other	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,533,015	$1,533,015	$—	$—
Apparel	4,521,132	3,903,648	617,484	—
Auto Parts & Equipment	700,224	700,224	—	—
Banks	678,955	678,955	—	—
Beverages	617,338	617,338	—	—
Biotechnology	2,886,319	2,886,319	—	—
Chemicals	5,764,486	5,764,486	—	—
Coal	731,731	731,731	—	—
Commercial Services	8,644,563	8,644,563	—	—
Computers	21,168,058	21,168,058	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Distribution & Wholesale	$4,070,313	$4,070,313	$—	$—
Diversified Financial Services	6,562,206	6,562,206	—	—
Electrical Components & Equipment	638,283	638,283	—	—
Electronics	798,560	798,560	—	—
Engineering & Construction	1,010,261	1,010,261	—	—
Food	709,716	709,716	—	—
Healthcare Products	2,356,368	2,356,368	—	—
Internet	30,100,736	26,838,779	1,689,662	1,572,295
Leisure Time	1,521,725	649,129	872,596	—
Lodging	4,248,216	4,248,216	—	—
Machinery - Construction & Mining	1,360,455	1,360,455	—	—
Machinery - Diversified	3,005,711	3,005,711	—	—
Media	1,807,689	1,807,689	—	—
Metal Fabricate/Hardware	2,570,724	2,570,724	—	—
Mining	2,010,985	746,837	1,264,148	—
Miscellaneous Manufacturing	5,877,474	5,877,474	—	—
Oil & Gas	6,181,132	6,181,132	—	—
Oil & Gas Services	6,125,000	6,125,000	—	—
Pharmaceuticals	5,325,612	5,325,612	—	—
Real Estate	118,716	118,716	—	—
Retail	10,225,875	10,225,875	—	—
Semiconductors	6,191,718	6,191,718	—	—
Software	3,753,720	3,753,720	—	—
Telecommunications	10,558,280	10,558,280	—	—
Transportation	8,518,995	8,518,995	—	—
PREFERRED STOCKS	332,787	—	—	332,787
SHORT-TERM INVESTMENTS	4,014,205	4,014,205	—	—

TOTAL INVESTMENTS	$177,241,283	$170,892,311	$4,443,890	$1,905,082

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Purchases	1,752,738
Change in Appreciation/(Depreciation)	152,344

Balance as of 12/31/2011	1,905,082

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

30

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 2.3%
The Boeing Co.	11,670	$855,994

Apparel — 3.3%
Coach, Inc.	11,030	673,271
Ralph Lauren Corp.	4,140	571,651

		1,244,922

Beverages — 5.5%
Beam, Inc.*	5,700	292,011
Hansen Natural Corp.*	1,880	173,223
The Coca-Cola Co.	22,700	1,588,319

		2,053,553

Biotechnology — 1.2%
Alexion Pharmaceuticals, Inc.*	6,160	440,440

Chemicals — 1.2%
The Mosaic Co.	9,220	464,965

Commercial Services — 1.4%
Mastercard, Inc., Class A	1,420	529,404

Computers — 12.3%
Apple, Inc.*	9,849	3,988,845
Fortinet, Inc.*	7,490	163,357
SanDisk Corp.*	9,850	484,718

		4,636,920

Cosmetics & Personal Care — 0.7%
The Estee Lauder Cos., Inc., Class A	2,360	265,075

Diversified Financial Services — 1.5%
Affiliated Managers Group, Inc.*	5,730	549,794

Electrical Components & Equipment — 1.3%
AMETEK, Inc.	11,900	500,990

Food — 0.8%
Whole Foods Market, Inc.	4,440	308,935

Healthcare Products — 0.5%
Intuitive Surgical, Inc.*	420	194,464

Home Furnishings — 0.6%
Tempur-Pedic International, Inc.*	4,200	220,626

Internet — 8.2%
Amazon.com, Inc.*	4,190	725,289
eBay, Inc.*	36,420	1,104,619
F5 Networks, Inc.*	2,880	305,626
Google, Inc., Class A*	1,485	959,161

		3,094,695

Iron & Steel — 1.3%
Allegheny Technologies, Inc.	10,080	481,824

Lodging — 2.5%
Las Vegas Sands Corp.*	12,240	523,015
Starwood Hotels & Resorts Worldwide, Inc.	8,620	413,502

		936,517

	Number of Shares	Value†

Machinery — Construction & Mining — 1.9%
Caterpillar, Inc.	7,790	$705,774

Machinery — Diversified — 1.5%
Cummins, Inc.	6,300	554,526

Media — 3.1%
CBS Corp., Class B	23,300	632,362
Comcast Corp., Class A	21,940	520,197

		1,152,559

Metal Fabricate/Hardware — 1.4%
Precision Castparts Corp.	3,120	514,145

Mining — 1.0%
Goldcorp, Inc.	8,810	389,843

Oil & Gas — 7.6%
Anadarko Petroleum Corp.	12,720	970,918
Cabot Oil & Gas Corp.	9,820	745,338
Concho Resources, Inc.*	7,620	714,375
EQT Corp.	7,880	431,745

		2,862,376

Oil & Gas Services — 3.3%
Cameron International Corp.*	9,890	486,489
Schlumberger Ltd.	11,100	758,241

		1,244,730

Pharmaceuticals — 6.7%
Allergan, Inc.	6,690	586,981
Express Scripts, Inc.*	9,380	419,192
Mead Johnson Nutrition Co.	3,980	273,545
Onyx Pharmaceuticals, Inc.*	4,270	187,666
Shire Plc ADR	7,470	776,133
Watson Pharmaceuticals, Inc.*	4,270	257,652

		2,501,169

Real Estate — 0.7%
CBRE Group, Inc.*	17,160	261,175

Retail — 4.8%
Bed Bath & Beyond, Inc.*	9,180	532,165
Chipotle Mexican Grill, Inc.*	1,350	455,949
Lululemon Athletica, Inc.*	7,250	338,285
Starbucks Corp.	10,650	490,006

		1,816,405

Semiconductors — 6.6%
Altera Corp.	18,640	691,544
ARM Holdings Plc ADR	17,960	496,953
ASML Holding NV	14,270	596,343
Broadcom Corp., Class A*	17,540	514,975
NXP Semiconductor NV*	11,010	169,224

		2,469,039

Software — 6.1%
Cerner Corp.*	7,490	458,763
MSCI, Inc., Class A*	15,820	520,953
QLIK Technologies, Inc.*	6,620	160,204

31

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Salesforce.com, Inc.*	3,400	$344,964
VeriFone Systems, Inc.*	12,510	444,355
VMware, Inc., Class A*	4,160	346,070

		2,275,309

Telecommunications — 6.6%
Acme Packet, Inc.*	7,390	228,425
Aruba Networks, Inc.*	12,900	238,908
Finisar Corp.*	10,670	178,669
QUALCOMM, Inc.	33,470	1,830,809

		2,476,811

Transportation — 2.2%
Union Pacific Corp.	7,720	817,857

TOTAL COMMON STOCKS (Cost $34,416,003)		36,820,836

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $714,855)	714,855	714,855

TOTAL INVESTMENTS — 100.0% (Cost $35,130,858)		$37,535,691

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	91%
United Kingdom	3
Canada	2
France	2
Netherlands	2

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$36,820,836	$36,820,836	$—	$—
SHORT-TERM INVESTMENTS	714,855	714,855	—	—

TOTAL INVESTMENTS	$37,535,691	$37,535,691	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

32

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.3%
Apparel — 3.8%
Coach, Inc.	27,755	$1,694,165
NIKE, Inc., Class B	10,390	1,001,284
Ralph Lauren Corp.	8,450	1,166,776

		3,862,225

Biotechnology — 2.4%
Alexion Pharmaceuticals, Inc.*	20,090	1,436,435
Gilead Sciences, Inc.*	25,950	1,062,133

		2,498,568

Chemicals — 3.1%
Monsanto Co.	22,540	1,579,378
Praxair, Inc.	14,450	1,544,705

		3,124,083

Commercial Services — 5.3%
Hertz Global Holdings, Inc.*	110,420	1,294,122
Mastercard, Inc., Class A	3,580	1,334,696
Visa, Inc., Class A	20,190	2,049,891
Weight Watchers International, Inc.	12,500	687,625

		5,366,334

Computers — 10.6%
Apple, Inc.*	19,405	7,859,025
Cognizant Technology Solutions Corp., Class A*	19,760	1,270,766
EMC Corp.*	76,450	1,646,733

		10,776,524

Cosmetics & Personal Care — 0.7%
The Estee Lauder Cos., Inc., Class A	6,810	764,899

Distribution & Wholesale — 1.3%
W.W. Grainger, Inc.	6,982	1,306,961

Diversified Financial Services — 2.4%
American Express Co.	34,920	1,647,176
CME Group, Inc.	3,250	791,928

		2,439,104

Food — 1.4%
Whole Foods Market, Inc.	20,950	1,457,701

Healthcare Services — 3.3%
Humana, Inc.	9,390	822,658
UnitedHealth Group, Inc.	49,335	2,500,298

		3,322,956

Internet — 11.2%
Amazon.com, Inc.*	8,624	1,492,814
Baidu, Inc. ADR*	8,610	1,002,807
eBay, Inc.*	49,960	1,515,287
F5 Networks, Inc.*	13,740	1,458,089
Google, Inc., Class A*	6,360	4,107,924
priceline.com, Inc.*	4,030	1,884,871

		11,461,792

	Number of Shares	Value†

Machinery — Diversified — 1.9%
AGCO Corp.*	2,550	$109,574
Cummins, Inc.	14,715	1,295,214
Deere & Co.	6,460	499,681

		1,904,469

Media — 4.3%
CBS Corp., Class B	55,725	1,512,377
DIRECTV, Class A*	67,640	2,892,286

		4,404,663

Metal Fabricate/Hardware — 2.0%
Precision Castparts Corp.	12,120	1,997,255

Miscellaneous Manufacturing — 1.9%
Danaher Corp.	42,350	1,992,144

Oil & Gas — 7.4%
Ensco Plc ADR	30,150	1,414,638
Exxon Mobil Corp.	25,020	2,120,695
Occidental Petroleum Corp.	21,700	2,033,290
Pioneer Natural Resources Co.	21,760	1,947,085

		7,515,708

Oil & Gas Services — 3.6%
Cameron International Corp.*	34,550	1,699,514
Schlumberger Ltd.	29,570	2,019,927

		3,719,441

Pharmaceuticals — 5.3%
Allergan, Inc.	23,280	2,042,587
Bristol-Myers Squibb Co.	46,150	1,626,326
Mead Johnson Nutrition Co.	8,830	606,886
Shire Plc ADR	10,710	1,112,769

		5,388,568

Retail — 9.0%
Costco Wholesale Corp.	28,040	2,336,293
Dollar General Corp.*	39,778	1,636,467
Lululemon Athletica, Inc.*	32,500	1,516,450
Starbucks Corp.	34,520	1,588,265
TJX Cos., Inc.	32,730	2,112,721

		9,190,196

Semiconductors — 3.3%
ARM Holdings Plc ADR	14,260	394,574
Avago Technologies Ltd.	57,870	1,670,128
Microchip Technology, Inc.	34,550	1,265,567

		3,330,269

Software — 6.7%
Cerner Corp.*	26,680	1,634,150
Check Point Software Technologies Ltd.*	23,460	1,232,588
Citrix Systems, Inc.*	11,357	689,597
Oracle Corp.	60,070	1,540,796
Red Hat, Inc.*	17,320	715,143
VMware, Inc., Class A*	12,370	1,029,060

		6,841,334

33

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 4.9%
American Tower Corp., Class A	31,890	$1,913,719
QUALCOMM, Inc.	56,570	3,094,379

		5,008,098

Transportation — 1.5%
Union Pacific Corp.	14,858	$1,574,056

TOTAL COMMON STOCKS (Cost $81,710,993)		99,247,348

SHORT-TERM INVESTMENTS — 2.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,780,901)	2,780,901	2,780,901

TOTAL INVESTMENTS — 100.0% (Cost $84,491,894)		$102,028,249

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	91%
United Kingdom	3
Canada	2
France	2
China	1
Israel	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$99,247,348	$99,247,348	$—	$—
SHORT-TERM INVESTMENTS	2,780,901	2,780,901	—	—

TOTAL INVESTMENTS	$102,028,249	$102,028,249	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

34

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.7%
Auto Manufacturers — 1.5%
Ford Motor Co.	236,030	$2,539,683

Banks — 15.1%
CIT Group, Inc.*	79,130	2,759,263
JPMorgan Chase & Co.	109,200	3,630,900
M&T Bank Corp.	44,360	3,386,442
The Goldman Sachs Group, Inc.	48,020	4,342,449
U.S. Bancorp	213,090	5,764,084
Wells Fargo & Co.	193,660	5,337,270

		25,220,408

Beverages — 3.3%
The Coca-Cola Co.	79,470	5,560,516

Biotechnology — 2.6%
Gilead Sciences, Inc.*	106,130	4,343,901

Chemicals — 2.5%
Celanese Corp., Series A	42,060	1,861,996
The Mosaic Co.	47,250	2,382,818

		4,244,814

Computers — 0.9%
Hewlett-Packard Co.	61,190	1,576,254

Diversified Financial Services — 1.4%
AerCap Holdings NV*	214,650	2,423,399

Electric — 7.0%
American Electric Power Co., Inc.	50,270	2,076,654
Edison International	88,620	3,668,868
GenOn Energy Inc.*	799,220	2,085,964
Public Service Enterprise Group, Inc.	118,440	3,909,704

		11,741,190

Electronics — 2.1%
Tyco International Ltd.	73,610	3,438,323

Healthcare Products — 4.0%
Medtronic, Inc.	175,910	6,728,558

Healthcare Services — 6.6%
HCA Holdings, Inc.*	129,250	2,847,377
Humana, Inc.	39,200	3,434,312
UnitedHealth Group, Inc.	54,140	2,743,815
WellPoint, Inc.	29,370	1,945,763

		10,971,267

Household Products & Wares — 2.4%
Church & Dwight Co., Inc.	88,430	4,046,557

Insurance — 5.0%
ACE Ltd.	55,060	3,860,807
MetLife, Inc.	144,970	4,520,165

		8,380,972

Internet — 1.2%
VeriSign, Inc.	54,010	1,929,237

	Number of Shares	Value†

Media — 3.6%
Comcast Corp., Class A	159,610	$3,784,353
Viacom, Inc., Class B	47,500	2,156,975

		5,941,328

Miscellaneous Manufacturing — 2.2%
Cooper Industries Plc	67,760	3,669,204

Oil & Gas — 12.8%
Apache Corp.	16,600	1,503,628
Chevron Corp.	92,660	9,859,024
Exxon Mobil Corp.	49,940	4,232,914
Nabors Industries Ltd.*	69,840	1,211,026
Penn West Petroleum Ltd.	93,750	1,856,250
Royal Dutch Shell Plc ADR	36,450	2,664,130

		21,326,972

Packaging and Containers — 1.5%
Rock-Tenn Co., Class A	43,870	2,531,299

Pharmaceuticals — 2.5%
Pfizer, Inc.	194,160	4,201,622

Retail — 4.8%
Talbots, Inc.*	232,280	617,865
Target Corp.	72,310	3,703,718
Wal-Mart Stores, Inc.	61,540	3,677,630

		7,999,213

Semiconductors — 1.2%
Xilinx, Inc.	61,700	1,978,102

Software — 4.0%
Microsoft Corp.	145,300	3,771,988
Oracle Corp.	116,480	2,987,712

		6,759,700

Telecommunications — 4.6%
AT&T, Inc.	69,397	2,098,565
Juniper Networks, Inc.*	137,870	2,813,927
Vodafone Group Plc ADR	98,360	2,757,030

		7,669,522

Textiles — 1.9%
Mohawk Industries, Inc.*	54,210	3,244,470

TOTAL COMMON STOCKS (Cost $158,850,366)		158,466,511

PURCHASED OPTIONS — 0.1%
Call Options — 0.1%
Vix, $40.00, 01/18/12	710	28,400
Vix, $40.00, 02/15/12	430	43,000
Vix, $42.50, 01/18/12	680	23,800
Vix, $42.50, 02/15/12	290	23,200

TOTAL PURCHASED OPTIONS (Cost $501,602)		118,400

35

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Cap Value Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 5.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $8,673,837)	8,673,837	$8,673,837

TOTAL INVESTMENTS — 100.0% (Cost $168,025,805)		$167,258,748

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Vix — Chicago Board Options Exchange Volatility Index.

Country Weightings as of 12/31/2011††
United States	87%
Bermuda	3
Netherlands	3
Ireland	2
Switzerland	2
United Kingdom	2
Canada	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$158,466,511	$158,466,511	$—	$—
PURCHASED OPTIONS	118,400	118,400	—	—
SHORT-TERM INVESTMENTS	8,673,837	8,673,837	—	—

TOTAL INVESTMENTS	$167,258,748	$167,258,748	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

36

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.1%
Aerospace & Defense — 3.8%
General Dynamics Corp.	11,585	$769,360
Lockheed Martin Corp.	9,268	749,781
The Boeing Co.	21,432	1,572,037
United Technologies Corp.	33,018	2,413,286

		5,504,464

Agriculture — 1.3%
Philip Morris International, Inc.	23,400	1,836,432

Auto Parts & Equipment — 0.5%
Johnson Controls, Inc.	21,763	680,311

Banks — 11.3%
Citigroup, Inc.	55,608	1,463,047
Fifth Third Bancorp	83,992	1,068,378
JPMorgan Chase & Co.	107,741	3,582,388
KeyCorp	139,021	1,069,072
PNC Financial Services Group, Inc.	40,548	2,338,403
State Street Corp.	17,646	711,310
The Goldman Sachs Group, Inc.	11,585	1,047,632
U.S. Bancorp	47,499	1,284,848
Wells Fargo & Co.	133,229	3,671,791

		16,236,869

Beverages — 0.8%
PepsiCo, Inc.	17,378	1,153,030

Biotechnology — 1.7%
Amgen, Inc.	37,652	2,417,635

Chemicals — 0.5%
Air Products & Chemicals, Inc.	8,631	735,275

Coal — 0.7%
Peabody Energy Corp.	31,859	1,054,852

Computers — 4.9%
Accenture Plc, Class A	3,914	208,342
Apple, Inc.*	9,152	3,706,560
Hewlett-Packard Co.	29,024	747,658
International Business Machines Corp.	12,878	2,368,007

		7,030,567

Diversified Financial Services — 2.3%
American Express Co.	55,029	2,595,718
Ameriprise Financial, Inc.	14,849	737,104

		3,332,822

Electric — 5.6%
American Electric Power Co., Inc.	57,057	2,357,025
PG&E Corp.	40,548	1,671,389
PPL Corp.	68,352	2,010,916
Public Service Enterprise Group, Inc.	59,953	1,979,048

		8,018,378

Electronics — 0.6%
Thermo Fisher Scientific, Inc.*	20,274	911,722

Food — 3.0%
Kraft Foods, Inc., Class A	44,603	1,666,368
Nestle SA ADR	18,672	1,077,561

	Number of Shares	Value†

Food — (continued)
Unilever NV	45,761	$1,572,806

		4,316,735

Gas — 1.4%
Sempra Energy	37,072	2,038,960

Healthcare Products — 1.0%
Covidien Plc	31,859	1,433,974

Healthcare Services — 3.3%
Humana, Inc.	9,847	862,696
UnitedHealth Group, Inc.	75,303	3,816,356

		4,679,052

Insurance — 5.6%
ACE Ltd.	25,198	1,766,884
Aon Corp.	17,378	813,290
MetLife, Inc.	46,340	1,444,881
Prudential Financial, Inc.	28,963	1,451,626
The Travelers Cos., Inc.	17,088	1,011,097
XL Group Plc	77,620	1,534,547

		8,022,325

Leisure Time — 0.9%
Carnival Corp.	39,969	1,304,588

Machinery — Diversified — 0.6%
Deere & Co.	11,698	904,840

Media — 3.5%
Comcast Corp., Class A	52,133	1,236,073
The Walt Disney Co.	64,491	2,418,413
Time Warner, Inc.	36,345	1,313,508

		4,967,994

Mining — 2.3%
BHP Billiton Ltd. ADR	23,749	1,677,392
Freeport-McMoRan Copper & Gold, Inc.	46,340	1,704,848

		3,382,240

Miscellaneous Manufacturing — 2.5%
General Electric Co.	199,843	3,579,188

Oil & Gas — 11.3%
Anadarko Petroleum Corp.	20,274	1,547,514
Apache Corp.	8,689	787,050
Chevron Corp.	34,755	3,697,932
ConocoPhillips	35,914	2,617,053
Exxon Mobil Corp.	38,231	3,240,460
Hess Corp.	20,274	1,151,563
Occidental Petroleum Corp.	34,755	3,256,544

		16,298,116

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	20,274	986,127

Pharmaceuticals — 7.5%
Johnson & Johnson	63,718	4,178,627
Merck & Co., Inc.	60,822	2,292,989
Pfizer, Inc.	197,131	4,265,915

		10,737,531

37

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011
Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.2%
CVS Caremark Corp.	66,614	$2,716,519
Kohl’s Corp.	19,695	971,948
Macy’s, Inc.	23,170	745,611
Target Corp.	14,481	741,717
TJX Cos., Inc.	45,761	2,953,872
Wal-Mart Stores, Inc.	11,992	716,642

		8,846,309

Software — 3.4%
Microsoft Corp.	95,577	2,481,179
Oracle Corp.	95,577	2,451,550

		4,932,729

Telecommunications — 4.9%
AT&T, Inc.	104,266	3,153,004
Verizon Communications, Inc.	55,029	2,207,763
Vodafone Group Plc ADR	60,822	1,704,841

		7,065,608

Transportation — 2.0%
Union Pacific Corp.	26,646	2,822,877

TOTAL COMMON STOCKS (Cost $116,203,369)		135,231,550

REAL ESTATE INVESTMENT TRUSTS — 3.8%
Apartments — 1.3%
AvalonBay Communities, Inc.	14,192	1,853,475

Office Property — 1.2%
Boston Properties, Inc.	17,667	1,759,633

Regional Malls — 1.3%
Simon Property Group, Inc.	14,481	1,867,180

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,624,930)		5,480,288

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,002,057)	3,002,057	3,002,057

TOTAL INVESTMENTS — 100.0% (Cost $122,830,356)		$143,713,895

†	See Security Valuation Note.
*	Non-income producing security.
ADR	— American Depository Receipt.
Plc	— Public Limited Company.

Country Weightings as of 12/31/2011††
United States	93%
Switzerland	2
Australia	1
Bermuda	1
Ireland	1
Netherlands	1
United Kingdom	1

Total	100%

†† % of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$135,231,550	$135,231,550	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,480,288	5,480,288	—	—
SHORT-TERM INVESTMENTS	3,002,057	3,002,057	—	—

TOTAL INVESTMENTS	$143,713,895	$143,713,895	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

38

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.6%
Advertising — 0.1%
Omnicom Group, Inc.	6,367	$283,841
The Interpublic Group of Cos., Inc.	11,634	113,199

		397,040

Aerospace & Defense — 2.0%
General Dynamics Corp.	8,197	544,363
Goodrich Corp.	2,847	352,174
L-3 Communications Holdings, Inc.	2,300	153,364
Lockheed Martin Corp.	6,337	512,663
Northrop Grumman Corp.	6,592	385,500
Raytheon Co.	8,176	395,555
Rockwell Collins, Inc.	3,545	196,287
The Boeing Co.	17,321	1,270,495
United Technologies Corp.	21,042	1,537,960

		5,348,361

Agriculture — 2.1%
Altria Group, Inc.	47,778	1,416,618
Archer-Daniels-Midland Co.	15,399	440,411
Lorillard, Inc.	3,203	365,142
Philip Morris International, Inc.	40,188	3,153,954
Reynolds American, Inc.	7,502	310,733

		5,686,858

Airlines — 0.1%
Southwest Airlines Co.	17,817	152,514

Apparel — 0.6%
Coach, Inc.	6,677	407,564
NIKE, Inc., Class B	8,623	830,999
Ralph Lauren Corp.	1,428	197,178
VF Corp.	1,908	242,297

		1,678,038

Auto Manufacturers — 0.5%
Ford Motor Co.	88,767	955,133
PACCAR, Inc.	8,044	301,409

		1,256,542

Auto Parts & Equipment — 0.3%
BorgWarner, Inc.*	2,700	172,098
Johnson Controls, Inc.	15,111	472,370
The Goodyear Tire & Rubber Co.*	5,606	79,437

		723,905

Banks — 6.0%
Bank of America Corp.	235,935	1,311,799
BB&T Corp.	15,999	402,695
Capital One Financial Corp.	10,241	433,092
Citigroup, Inc.	67,881	1,785,949
Comerica, Inc.	4,344	112,075
Fifth Third Bancorp	20,946	266,433
First Horizon National Corp.	6,130	49,040
Huntington Bancshares, Inc.	16,565	90,942
JPMorgan Chase & Co.	87,264	2,901,528
KeyCorp	21,599	166,096
M&T Bank Corp.	3,008	229,631

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	33,063	$500,243
Northern Trust Corp.	5,247	208,096
PNC Financial Services Group, Inc.	11,883	685,293
Regions Financial Corp.	26,994	116,074
State Street Corp.	11,347	457,397
SunTrust Banks, Inc.	11,788	208,648
The Bank of New York Mellon Corp.	28,080	559,073
The Goldman Sachs Group, Inc.	11,343	1,025,747
U.S. Bancorp	44,456	1,202,535
Wells Fargo & Co.	122,137	3,366,096
Zions Bancorporation	4,004	65,185

		16,143,667

Beverages — 2.6%
Beam, Inc.*	3,307	169,418
Brown-Forman Corp., Class B	2,462	198,216
Coca-Cola Enterprises, Inc.	7,128	183,760
Constellation Brands, Inc., Class A*	3,723	76,954
Dr. Pepper Snapple Group, Inc.	5,000	197,400
Molson Coors Brewing Co., Class B	3,738	162,753
PepsiCo, Inc.	36,261	2,405,917
The Coca-Cola Co.	52,585	3,679,372

		7,073,790

Biotechnology — 1.3%
Amgen, Inc.	18,445	1,184,353
Biogen Idec, Inc.*	5,733	630,917
Celgene Corp.*	10,328	698,173
Gilead Sciences, Inc.*	17,249	706,001
Life Technologies Corp.*	3,959	154,045

		3,373,489

Building Materials — 0.0%
Masco Corp.	8,877	93,031

Chemicals — 2.2%
Air Products & Chemicals, Inc.	4,721	402,182
Airgas, Inc.	1,600	124,928
CF Industries Holdings, Inc.	1,600	231,968
E.I. du Pont de Nemours & Co.	21,523	985,323
Eastman Chemical Co.	3,182	124,289
Ecolab, Inc.	6,733	389,235
FMC Corp.	1,500	129,060
International Flavors & Fragrances, Inc.	1,875	98,287
Monsanto Co.	12,137	850,440
PPG Industries, Inc.	3,610	301,399
Praxair, Inc.	6,826	729,699
Sigma-Aldrich Corp.	2,722	170,016
The Dow Chemical Co.	27,704	796,767
The Mosaic Co.	6,800	342,924
The Sherwin-Williams Co.	2,034	181,575

		5,858,092

39

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Coal — 0.2%
Alpha Natural Resources, Inc.*	5,099	$104,173
Consol Energy, Inc.	5,176	189,959
Peabody Energy Corp.	6,212	205,679

		499,811

Commercial Services — 1.6%
Apollo Group, Inc., Class A*	2,943	158,539
Automatic Data Processing, Inc.	11,143	601,833
DeVry, Inc.	1,500	57,690
Donnelley (R.R.) & Sons Co.	4,253	61,371
Equifax, Inc.	3,034	117,537
H&R Block, Inc.	6,666	108,856
Iron Mountain, Inc.	4,300	132,440
Mastercard, Inc., Class A	2,425	904,089
Moody’s Corp.	4,273	143,915
Paychex, Inc.	6,975	210,017
Quanta Services, Inc.*	4,900	105,546
Robert Half International, Inc.	3,207	91,271
SAIC, Inc.*	5,900	72,511
The Western Union Co.	14,578	266,194
Total System Services, Inc.	3,477	68,010
Visa, Inc., Class A	11,864	1,204,552

		4,304,371

Computers — 6.9%
Accenture Plc, Class A	14,600	777,158
Apple, Inc.*	21,476	8,697,780
Cognizant Technology Solutions Corp., Class A*	6,852	440,652
Computer Sciences Corp.	3,757	89,041
Dell, Inc.*	34,542	505,349
EMC Corp.*	47,548	1,024,184
Hewlett-Packard Co.	46,083	1,187,098
International Business Machines Corp.	27,258	5,012,201
Lexmark International, Inc., Class A	1,721	56,914
NetApp, Inc.*	8,221	298,176
SanDisk Corp.*	5,597	275,428
Teradata Corp.*	3,816	185,114
Western Digital Corp.*	5,000	154,750

		18,703,845

Cosmetics & Personal Care — 2.1%
Avon Products, Inc.	9,550	166,838
Colgate-Palmolive Co.	11,335	1,047,241
The Estee Lauder Cos., Inc., Class A	2,637	296,188
The Procter & Gamble Co.	63,694	4,249,027

		5,759,294

Distribution & Wholesale — 0.3%
Fastenal Co.	6,400	279,104
Genuine Parts Co.	3,405	208,386
W.W. Grainger, Inc.	1,472	275,544

		763,034

	Number of Shares	Value†

Diversified Financial Services — 1.6%
American Express Co.	23,380	$1,102,835
Ameriprise Financial, Inc.	5,446	270,339
BlackRock, Inc.	2,300	409,952
CME Group, Inc.	1,512	368,429
Discover Financial Services	12,278	294,672
E*Trade Financial Corp.*	5,181	41,241
Federated Investors, Inc., Class B	2,495	37,799
Franklin Resources, Inc.	3,252	312,387
IntercontinentalExchange, Inc.*	1,680	202,524
Invesco Ltd.	10,667	214,300
Legg Mason, Inc.	3,561	85,642
NYSE Euronext	5,785	150,988
SLM Corp.	11,534	154,556
T. Rowe Price Group, Inc.	5,981	340,618
The Charles Schwab Corp.	24,869	280,025
The NASDAQ OMX Group, Inc.*	3,100	75,981

		4,342,288

Diversified Operations — 0.0%
Leucadia National Corp.	4,360	99,146

Electric — 3.4%
Ameren Corp.	5,298	175,523
American Electric Power Co., Inc.	11,057	456,765
CMS Energy Corp.	5,807	128,219
Consolidated Edison, Inc.	6,934	430,116
Constellation Energy Group, Inc.	4,490	178,118
Dominion Resources, Inc.	13,109	695,826
DTE Energy Co.	3,992	217,364
Duke Energy Corp.	31,243	687,346
Edison International	7,174	297,004
Entergy Corp.	3,947	288,328
Exelon Corp.	15,535	673,753
FirstEnergy Corp.	9,256	410,041
Integrys Energy Group, Inc.	1,595	86,417
NextEra Energy, Inc.	9,885	601,799
Northeast Utilities	4,100	147,887
NRG Energy, Inc.*	5,200	94,224
Pepco Holdings, Inc.	5,540	112,462
PG&E Corp.	9,650	397,773
Pinnacle West Capital Corp.	2,569	123,774
PPL Corp.	12,798	376,517
Progress Energy, Inc.	7,013	392,868
Public Service Enterprise Group, Inc.	11,349	374,631
SCANA Corp.	2,800	126,168
Southern Co.	20,111	930,938
TECO Energy, Inc.	5,423	103,796
The AES Corp.*	14,444	171,017
Wisconsin Energy Corp.	5,200	181,792
Xcel Energy, Inc.	11,630	321,453

		9,181,919

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,176	800,230
Molex, Inc.	2,823	67,357

		867,587

40

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 0.7%
Agilent Technologies, Inc.*	7,945	$277,519
Amphenol Corp., Class A	3,900	177,021
FLIR Systems, Inc.	3,600	90,252
Jabil Circuit, Inc.	4,292	84,381
PerkinElmer, Inc.	2,216	44,320
TE Connectivity Ltd.	9,700	298,857
Thermo Fisher Scientific, Inc.*	8,482	381,435
Tyco International Ltd.	10,500	490,455
Waters Corp.*	1,958	144,990

		1,989,230

Energy-Alternate Sources — 0.0%
First Solar, Inc.*	1,200	40,512

Engineering & Construction — 0.1%
Fluor Corp.	3,970	199,493
Jacobs Engineering Group, Inc.*	2,983	121,050

		320,543

Entertainment — 0.0%
International Game Technology	6,657	114,500

Environmental Control — 0.3%
Republic Services, Inc.	7,014	193,236
Stericycle, Inc.*	2,000	155,840
Waste Management, Inc.	10,500	343,455

		692,531

Food — 2.1%
Campbell Soup Co.	4,416	146,788
ConAgra Foods, Inc.	10,002	264,053
Dean Foods Co.*	3,972	44,486
General Mills, Inc.	15,110	610,595
H.J. Heinz Co.	7,166	387,251
Hormel Foods Corp.	3,400	99,586
Kellogg Co.	5,666	286,530
Kraft Foods, Inc., Class A	41,063	1,534,114
McCormick & Co., Inc.	2,808	141,579
Safeway, Inc.	8,170	171,897
Sara Lee Corp.	12,719	240,643
SUPERVALU, Inc.	4,753	38,594
SYSCO Corp.	13,952	409,212
The Hershey Co.	3,487	215,427
The J.M. Smucker Co.	2,534	198,083
The Kroger Co.	14,045	340,170
Tyson Foods, Inc., Class A	7,249	149,619
Whole Foods Market, Inc.	3,643	253,480

		5,532,107

Forest Products & Paper — 0.2%
International Paper Co.	9,667	286,143
MeadWestvaco Corp.	3,999	119,770

		405,913

	Number of Shares	Value†

Gas — 0.3%
AGL Resources, Inc.	2,600	$109,876
CenterPoint Energy, Inc.	9,022	181,252
NiSource, Inc.	5,865	139,646
Sempra Energy	5,298	291,390

		722,164

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	67,223
Stanley Black & Decker, Inc.	3,940	266,344

		333,567

Healthcare Products — 1.8%
Bard (C.R.), Inc.	1,942	166,041
Baxter International, Inc.	12,775	632,107
Becton, Dickinson & Co.	4,875	364,260
Boston Scientific Corp.*	34,748	185,554
CareFusion Corp.*	5,241	133,174
Covidien Plc	10,900	490,609
DENTSPLY International, Inc.	3,200	111,968
Edwards Lifesciences Corp.*	2,600	183,820
Hospira, Inc.*	3,912	118,807
Intuitive Surgical, Inc.*	957	443,101
Medtronic, Inc.	23,873	913,142
Patterson Cos., Inc.	2,374	70,081
St. Jude Medical, Inc.	7,330	251,419
Stryker Corp.	7,581	376,852
Varian Medical Systems, Inc.*	2,657	178,364
Zimmer Holdings, Inc.*	4,329	231,255

		4,850,554

Healthcare Services — 1.3%
Aetna, Inc.	8,385	353,763
CIGNA Corp.	6,794	285,348
Coventry Health Care, Inc.*	3,367	102,256
DaVita, Inc.*	2,149	162,916
Humana, Inc.	3,710	325,033
Laboratory Corporation of America Holdings*	2,177	187,157
Quest Diagnostics, Inc.	3,587	208,261
Tenet Healthcare Corp.*	9,374	48,088
UnitedHealth Group, Inc.	24,441	1,238,670
WellPoint, Inc.	8,195	542,919

		3,454,411

Home Builders — 0.1%
Horton (D.R.), Inc.	7,276	91,750
Lennar Corp., Class A	3,136	61,622
Pulte Group, Inc.*	8,034	50,695

		204,067

Home Furnishings — 0.0%
Harman International Industries, Inc.	1,438	54,702
Whirlpool Corp.	1,669	79,194

		133,896

41

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	$62,608
Clorox Co.	2,997	199,480
Kimberly-Clark Corp.	9,287	683,152

		945,240

Housewares — 0.0%
Newell Rubbermaid, Inc.	7,117	114,940

Insurance — 3.5%
ACE Ltd.	7,900	553,948
Aflac, Inc.	10,600	458,556
American International Group, Inc.*	9,885	229,332
AON Corp.	7,544	353,059
Assurant, Inc.	2,073	85,117
Berkshire Hathaway, Inc., Class B*	40,750	3,109,225
Chubb Corp.	6,551	453,460
Cincinnati Financial Corp.	4,092	124,642
Genworth Financial, Inc., Class A*	11,369	74,467
Hartford Financial Services Group, Inc.	10,457	169,926
Lincoln National Corp.	7,473	145,126
Loews Corp.	6,925	260,726
Marsh & McLennan Cos., Inc.	12,109	382,887
MetLife, Inc.	23,885	744,734
Principal Financial Group, Inc.	7,065	173,799
Prudential Financial, Inc.	11,030	552,824
The Allstate Corp.	11,776	322,780
The Progressive Corp.	14,756	287,890
The Travelers Cos., Inc.	9,331	552,115
Torchmark Corp.	2,635	114,333
Unum Group	6,676	140,663
XL Group Plc	6,749	133,428

		9,423,037

Internet — 3.0%
Akamai Technologies, Inc.*	4,291	138,513
Amazon.com, Inc.*	8,475	1,467,023
eBay, Inc.*	26,828	813,693
Expedia, Inc.	2,094	60,768
F5 Networks, Inc.*	1,900	201,628
Google, Inc., Class A*	5,835	3,768,827
NetFlix, Inc.*	1,200	83,148
priceline.com, Inc.*	1,202	562,187
Symantec Corp.*	17,238	269,775
TripAdvisor, Inc.*	2,094	52,790
VeriSign, Inc.	4,009	143,201
Yahoo!, Inc.*	29,317	472,883

		8,034,436

Iron & Steel — 0.2%
Allegheny Technologies, Inc.	2,278	108,889
Cliffs Natural Resources, Inc.	3,100	193,285
Nucor Corp.	7,035	278,375
United States Steel Corp.	3,203	84,751

		665,300

	Number of Shares	Value†

Leisure Time — 0.2%
Carnival Corp.	10,245	$334,397
Harley-Davidson, Inc.	5,128	199,325

		533,722

Lodging — 0.3%
Marriott International, Inc., Class A	6,185	180,417
Starwood Hotels & Resorts Worldwide, Inc.	4,252	203,968
Wyndham Worldwide Corp.	4,160	157,373
Wynn Resorts Ltd.	1,800	198,882

		740,640

Machinery — Construction & Mining —0.6%
Caterpillar, Inc.	15,028	1,361,537
Joy Global, Inc.	2,300	172,431

		1,533,968

Machinery — Diversified — 0.7%
Cummins, Inc.	4,474	393,802
Deere & Co.	9,332	721,830
Flowserve Corp.	1,300	129,116
Rockwell Automation, Inc.	3,271	239,993
Roper Industries, Inc.	2,200	191,114
Xylem, Inc.	4,054	104,147

		1,780,002

Media — 2.9%
Cablevision Systems Corp., Class A	5,000	71,100
CBS Corp., Class B	15,125	410,493
Comcast Corp., Class A	63,334	1,501,649
DIRECTV, Class A*	16,519	706,352
Discovery Communications, Inc., Class A*	6,100	249,917
Gannett Co., Inc.	6,174	82,546
News Corp., Class A	51,260	914,478
Scripps Networks Interactive, Inc., Class A	2,056	87,216
The McGraw-Hill Cos., Inc.	6,786	305,166
The Walt Disney Co.	41,976	1,574,100
The Washington Post Co., Class B	63	23,739
Time Warner Cable, Inc.	7,496	476,521
Time Warner, Inc.	23,604	853,049
Viacom, Inc., Class B	13,081	594,008

		7,850,334

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,225	531,448

Mining — 0.7%
Alcoa, Inc.	23,248	201,095
Freeport-McMoRan Copper & Gold, Inc.	22,196	816,591
Newmont Mining Corp.	11,183	671,092
Titanium Metals Corp.	1,912	28,642
Vulcan Materials Co.	3,041	119,663

		1,837,083

42

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 3.5%
3M Co.	15,980	$1,306,045
Cooper Industries Plc	3,700	200,355
Danaher Corp.	13,368	628,831
Dover Corp.	4,105	238,295
Eaton Corp.	7,440	323,863
General Electric Co.	244,325	4,375,861
Honeywell International, Inc.	17,708	962,430
Illinois Tool Works, Inc.	11,219	524,040
Ingersoll-Rand Plc	7,500	228,525
Leggett & Platt, Inc.	3,354	77,276
Pall Corp.	2,645	151,162
Parker Hannifin Corp.	3,781	288,301
Textron, Inc.	6,076	112,345

		9,417,329

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	78,999
Xerox Corp.	31,055	247,198

		326,197

Oil & Gas — 9.7%
Anadarko Petroleum Corp.	11,259	859,399
Apache Corp.	9,023	817,303
Cabot Oil & Gas Corp.	2,222	168,650
Chesapeake Energy Corp.	15,010	334,573
Chevron Corp.	46,070	4,901,848
ConocoPhillips	30,680	2,235,651
Denbury Resources, Inc.*	9,300	140,430
Devon Energy Corp.	9,429	584,598
Diamond Offshore Drilling, Inc.	1,600	88,416
EOG Resources, Inc.	6,058	596,773
EQT Corp.	3,200	175,328
Exxon Mobil Corp.	110,765	9,388,441
Helmerich & Payne, Inc.	2,400	140,064
Hess Corp.	6,797	386,070
Marathon Oil Corp.	16,051	469,813
Marathon Petroleum Corp.	8,025	267,152
Murphy Oil Corp.	4,217	235,055
Nabors Industries Ltd.*	6,108	105,913
Newfield Exploration Co.*	2,900	109,417
Noble Corp.	5,700	172,254
Noble Energy, Inc.	3,869	365,195
Occidental Petroleum Corp.	18,858	1,766,995
Pioneer Natural Resources Co.	2,700	241,596
QEP Resources, Inc.	3,790	111,047
Range Resources Corp.	3,423	212,021
Rowan Cos., Inc.*	2,403	72,883
Southwestern Energy Co.*	7,690	245,619
Sunoco, Inc.	2,986	122,486
Tesoro Corp.*	2,894	67,604
The Williams Cos., Inc.	13,034	430,383
Valero Energy Corp.	12,540	263,967

		26,076,944

	Number of Shares	Value†

Oil & Gas Services — 1.7%
Baker Hughes, Inc.	9,728	$473,170
Cameron International Corp.*	5,639	277,383
FMC Technologies, Inc.*	5,600	292,488
Halliburton Co.	21,569	744,346
National Oilwell Varco, Inc.	9,523	647,469
Schlumberger Ltd.	31,159	2,128,471

		4,563,327

Packaging and Containers — 0.1%
Ball Corp.	3,726	133,055
Bemis Co., Inc.	2,549	76,674
Owens-Illinois, Inc.*	4,000	77,520
Sealed Air Corp.	4,033	69,408

		356,657

Pharmaceuticals — 7.0%
Abbott Laboratories	36,196	2,035,301
Allergan, Inc.	7,116	624,358
AmerisourceBergen Corp.	6,000	223,140
Bristol-Myers Squibb Co.	39,397	1,388,350
Cardinal Health, Inc.	7,682	311,966
Eli Lilly & Co.	23,754	987,216
Express Scripts, Inc.*	10,926	488,283
Forest Laboratories, Inc.*	6,662	201,592
Johnson & Johnson	63,241	4,147,345
McKesson Corp.	5,625	438,244
Mead Johnson Nutrition Co.	4,568	313,958
Medco Health Solutions, Inc.*	8,613	481,467
Merck & Co., Inc.	70,654	2,663,656
Mylan, Inc.*	9,756	209,364
Perrigo Co.	2,300	223,790
Pfizer, Inc.	177,956	3,850,968
Watson Pharmaceuticals, Inc.*	2,643	159,478

		18,748,476

Pipelines — 0.4%
El Paso Corp.	17,341	460,750
Oneok, Inc.	2,400	208,056
Spectra Energy Corp.	14,884	457,683

		1,126,489

Real Estate — 0.0%
CBRE Group, Inc.*	6,701	101,989

Retail — 6.2%
Abercrombie & Fitch Co., Class A	1,900	92,796
AutoNation, Inc.*	1,219	44,944
AutoZone, Inc.*	641	208,306
Bed Bath & Beyond, Inc.*	5,766	334,255
Best Buy Co., Inc.	7,368	172,190
Big Lots, Inc.*	1,697	64,079
CarMax, Inc.*	5,200	158,496
Chipotle Mexican Grill, Inc.*	700	236,418
Costco Wholesale Corp.	10,177	847,948
CVS Caremark Corp.	30,267	1,234,288
Darden Restaurants, Inc.	3,240	147,679
Dollar Tree, Inc.*	2,900	241,019

43

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Family Dollar Stores, Inc.	2,733	$157,585
GameStop Corp., Class A*	3,164	76,347
Home Depot, Inc.	35,304	1,484,180
J.C. Penney Co., Inc.	3,144	110,511
Kohl’s Corp.	6,501	320,824
Limited Brands, Inc.	5,460	220,311
Lowe’s Cos., Inc.	29,340	744,649
Macy’s, Inc.	9,327	300,143
McDonald’s Corp.	23,678	2,375,614
Nordstrom, Inc.	3,737	185,766
O’Reilly Automotive, Inc.*	3,200	255,840
Orchard Supply Hardware Stores Corp.*~	39	294
Ross Stores, Inc.	5,200	247,156
Sears Holding Corp.*	869	27,617
Staples, Inc.	15,337	213,031
Starbucks Corp.	17,444	802,598
Target Corp.	15,332	785,305
The Gap, Inc.	8,382	155,486
Tiffany & Co.	2,764	183,143
TJX Cos., Inc.	8,909	575,076
Urban Outfitters, Inc.*	3,100	85,436
Wal-Mart Stores, Inc.	40,547	2,423,089
Walgreen Co.	20,479	677,036
Yum! Brands, Inc.	10,469	617,776

		16,807,231

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	70,356
People’s United Financial, Inc.	9,000	115,650

		186,006

Semiconductors — 2.2%
Advanced Micro Devices, Inc.*	13,368	72,187
Altera Corp.	7,465	276,952
Analog Devices, Inc.	6,576	235,289
Applied Materials, Inc.	29,321	314,028
Broadcom Corp., Class A*	10,608	311,451
Intel Corp.	117,975	2,860,894
KLA-Tencor Corp.	3,627	175,003
Linear Technology Corp.	5,441	163,393
LSI Corp.*	12,772	75,993
Microchip Technology, Inc.	4,318	158,168
Micron Technology, Inc.*	24,586	154,646
Novellus Systems, Inc.*	1,953	80,639
NVIDIA Corp.*	13,754	190,631
Teradyne, Inc.*	3,357	45,756
Texas Instruments, Inc.	25,893	753,745
Xilinx, Inc.	5,664	181,588

		6,050,363

Software — 3.5%
Adobe Systems, Inc.*	11,405	322,419
Autodesk, Inc.*	4,981	151,074
BMC Software, Inc.*	3,837	125,777

	Number of Shares	Value†

Software — (continued)
CA, Inc.	8,439	$170,594
Cerner Corp.*	3,500	214,375
Citrix Systems, Inc.*	4,091	248,406
Dun & Bradstreet Corp.	1,100	82,313
Electronic Arts, Inc.*	7,730	159,238
Fidelity National Information Services, Inc.	6,059	161,109
Fiserv, Inc.*	3,207	188,379
Intuit, Inc.	6,792	357,191
Microsoft Corp.	173,215	4,496,662
Oracle Corp.	91,217	2,339,716
Red Hat, Inc.*	4,200	173,418
Salesforce.com, Inc.*	3,000	304,380

		9,495,051

Telecommunications — 5.2%
American Tower Corp., Class A	8,859	531,629
AT&T, Inc.	137,143	4,147,204
CenturyLink, Inc.	14,126	525,487
Cisco Systems, Inc.	124,680	2,254,215
Corning, Inc.	35,315	458,389
Frontier Communications Corp.	21,472	110,581
Harris Corp.	3,100	111,724
JDS Uniphase Corp.*	4,496	46,938
Juniper Networks, Inc.*	12,071	246,369
MetroPCS Communications, Inc.*	6,400	55,552
Motorola Mobility Holdings, Inc.*	5,803	225,156
Motorola Solutions, Inc.	6,746	312,272
QUALCOMM, Inc.	38,999	2,133,245
Sprint Nextel Corp.*	66,383	155,336
Verizon Communications, Inc.	65,576	2,630,909
Windstream Corp.	14,351	168,481

		14,113,487

Textiles — 0.0%
Cintas Corp.	3,055	106,345

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	3,212	102,431
Mattel, Inc.	7,881	218,776

		321,207

Transportation — 1.9%
C.H. Robinson Worldwide, Inc.	3,739	260,907
CSX Corp.	24,266	511,042
Expeditors International of Washington, Inc.	4,973	203,694
FedEx Corp.	7,466	623,486
Norfolk Southern Corp.	7,852	572,097
Ryder System, Inc.	1,125	59,783
Union Pacific Corp.	11,010	1,166,399
United Parcel Service, Inc., Class B	22,174	1,622,915

		5,020,323

TOTAL COMMON STOCKS (Cost $237,869,431)		257,908,188

44

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

	Number of Shares	Value†
PREFERRED STOCK — 0.0%
Retail — 0.0%
Orchard Supply Hardware Stores Corporation~ (Cost $2,115)	39	$0

REAL ESTATE INVESTMENT TRUSTS — 1.8%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	2,762	63,278
AvalonBay Communities, Inc.	2,292	299,335
Equity Residential	6,992	398,754

		761,367

Diversified — 0.2%
Vornado Realty Trust	4,087	314,127
Weyerhaeuser Co.	11,808	220,455

		534,582

Forest Products & Paper — 0.1%
Plum Creek Timber Co.	3,847	140,646

Healthcare — 0.3%
HCP, Inc.	9,040	374,527
Health Care REIT, Inc.	4,600	250,838
Ventas, Inc.	6,453	355,754

		981,119

Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	15,376	227,104

Industrial — 0.1%
ProLogis, Inc.	10,599	303,026

Office Property — 0.1%
Boston Properties, Inc.	3,542	352,783

Regional Malls — 0.3%
Simon Property Group, Inc.	6,828	880,402

Storage & Warehousing — 0.2%
Public Storage	3,316	445,869

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	155,319

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,117,045)		4,782,217

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.2%**
U.S. Treasury Bills
0.001%, 01/12/12	$65	65,000
0.010%, 02/23/12	224	223,997
0.010%, 04/19/12	15	14,999
0.005%, 05/17/12	350	349,954

TOTAL U.S. TREASURY OBLIGATIONS (Cost $653,989)		653,949

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $6,427,852)	6,427,852	$6,427,852

TOTAL INVESTMENTS — 100.0% (Cost $249,070,432)		$269,772,206

†	See Security Valuation Note.
*	Non-income producing security.
**	Securities or a portion of the securities in this category are pledged as collateral on open futures contracts.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $294.

Plc — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$397,040	$397,040	$—	$—
Aerospace & Defense	5,348,361	5,348,361	—	—
Agriculture	5,686,858	5,686,858	—	—
Airlines	152,514	152,514	—	—
Apparel	1,678,038	1,678,038	—	—
Auto Manufacturers	1,256,542	1,256,542	—	—
Auto Parts & Equipment	723,905	723,905	—	—
Banks	16,143,667	16,143,667	—	—
Beverages	7,073,790	7,073,790	—	—
Biotechnology	3,373,489	3,373,489	—	—
Building Materials	93,031	93,031	—	—
Chemicals	5,858,092	5,858,092	—	—
Coal	499,811	499,811	—	—
Commercial Services	4,304,371	4,304,371	—	—
Computers	18,703,845	18,703,845	—	—
Cosmetics & Personal Care	5,759,294	5,759,294	—	—
Distribution & Wholesale	763,034	763,034	—	—
Diversified Financial Services	4,342,288	4,342,288	—	—
Diversified Operations	99,146	99,146	—	—
Electric	9,181,919	9,181,919	—	—
Electrical Components & Equipment	867,587	867,587	—	—
Electronics	1,989,230	1,989,230	—	—
Energy-Alternate Sources	40,512	40,512	—	—
Engineering & Construction	320,543	320,543	—	—
Entertainment	114,500	114,500	—	—

45

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Index 500 Fund

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Environmental Control	$692,531	$692,531	$—	$—
Food	5,532,107	5,532,107	—	—
Forest Products & Paper	405,913	405,913	—	—
Gas	722,164	722,164	—	—
Hand & Machine Tools	333,567	333,567	—	—
Healthcare Products	4,850,554	4,850,554	—	—
Healthcare Services	3,454,411	3,454,411	—	—
Home Builders	204,067	204,067	—	—
Home Furnishings	133,896	133,896	—	—
Household Products & Wares	945,240	945,240	—	—
Housewares	114,940	114,940	—	—
Insurance	9,423,037	9,423,037	—	—
Internet	8,034,436	8,034,436	—	—
Iron & Steel	665,300	665,300	—	—
Leisure Time	533,722	533,722	—	—
Lodging	740,640	740,640	—	—
Machinery - Construction & Mining	1,533,968	1,533,968	—	—
Machinery - Diversified	1,780,002	1,780,002	—	—
Media	7,850,334	7,850,334	—	—
Metal Fabricate/Hardware	531,448	531,448	—	—
Mining	1,837,083	1,837,083	—	—
Miscellaneous Manufacturing	9,417,329	9,417,329	—	—
Office & Business Equipment	326,197	326,197	—	—
Oil & Gas	26,076,944	26,076,944	—	—
Oil & Gas Services	4,563,327	4,563,327	—	—
Packaging and Containers	356,657	356,657	—	—
Pharmaceuticals	18,748,476	18,748,476	—	—
Pipelines	1,126,489	1,126,489	—	—
Real Estate	101,989	101,989	—	—
Retail	16,807,231	16,806,937	294	—
Savings & Loans	186,006	186,006	—	—
Semiconductors	6,050,363	6,050,363	—	—
Software	9,495,051	9,495,051	—	—
Telecommunications	14,113,487	14,113,487	—	—
Textiles	106,345	106,345	—	—
Toys, Games & Hobbies	321,207	321,207	—	—
Transportation	5,020,323	5,020,323	—	—
REAL ESTATE INVESTMENT TRUSTS	4,782,217	4,782,217	—	—
PREFERRED STOCK	—	—	—	—
U.S. TREASURY OBLIGATIONS	653,949	—	653,949	—
SHORT-TERM INVESTMENTS	6,427,852	6,427,852	—	—

TOTAL INVESTMENTS	$269,772,206	$269,117,963	$654,244	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

46

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.1%
Aerospace & Defense — 0.5%
Triumph Group, Inc.	9,300	$543,585

Airlines — 1.4%
United Continental Holdings, Inc.*	73,845	1,393,455

Apparel — 3.9%
Coach, Inc.	19,820	1,209,813
Deckers Outdoor Corp.*	11,820	893,237
Ralph Lauren Corp.	6,610	912,709
Under Armour, Inc., Class A*	10,980	788,254

		3,804,013

Auto Parts & Equipment — 1.0%
BorgWarner, Inc.*	15,390	980,959

Banks — 1.1%
Signature Bank*	18,420	1,105,016

Beverages — 2.0%
Green Mountain Coffee Roasters, Inc.*	16,370	734,195
Hansen Natural Corp.*	13,860	1,277,060

		2,011,255

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc.*	23,180	1,657,370

Building Materials — 1.0%
Owens Corning*	33,930	974,470

Chemicals — 4.6%
Airgas, Inc.	9,370	731,610
Celanese Corp., Series A	14,320	633,946
CF Industries Holdings, Inc.	6,770	981,515
FMC Corp.	11,270	969,671
PPG Industries, Inc.	13,770	1,149,657

		4,466,399

Coal — 1.1%
Peabody Energy Corp.	31,740	1,050,911

Commercial Services — 2.5%
Equifax, Inc.	21,580	836,009
The Western Union Co.	86,060	1,571,456

		2,407,465

Computers — 2.9%
Fortinet, Inc.*	26,140	570,113
SanDisk Corp.*	34,260	1,685,935
Teradata Corp.*	11,460	555,925

		2,811,973

Diversified Financial Services — 2.0%
Affiliated Managers Group, Inc.*	14,920	1,431,574
Ameriprise Financial, Inc.	11,440	567,882

		1,999,456

Electronics — 1.5%
Agilent Technologies, Inc.*	26,050	909,926
FEI Co.*	13,060	532,587

		1,442,513

	Number of Shares	Value†

Environmental Control — 0.6%
Clean Harbors, Inc.*	49,540	$607,984

Food — 3.6%
The Hershey Co.	25,710	1,588,364
Whole Foods Market, Inc.	28,300	1,969,114

		3,557,478

Hand & Machine Tools — 0.9%
Stanley Black & Decker, Inc.	12,980	877,448

Healthcare Products — 2.3%
Cepheid, Inc.*	24,730	850,960
Intuitive Surgical, Inc.*	3,120	1,444,591

		2,295,551

Healthcare Services — 1.7%
AMERIGROUP Corp.*	14,180	837,754
WellCare Health Plans, Inc.*	16,230	852,075

		1,689,829

Home Furnishings — 0.8%
Tempur-Pedic International, Inc.*	15,200	798,456

Insurance — 0.8%
AON Corp.	16,380	766,584

Internet — 4.5%
Expedia, Inc.	19,695	571,549
F5 Networks, Inc.*	14,720	1,562,086
LinkedIn Corp., Class A*	10,680	672,947
TIBCO Software, Inc.*	45,420	1,085,992
TripAdvisor, Inc.*	19,695	496,511

		4,389,085

Iron & Steel — 1.7%
Allegheny Technologies, Inc.	15,060	719,868
Cliffs Natural Resources, Inc.	14,540	906,569

		1,626,437

Leisure Time — 1.0%
Harley-Davidson, Inc.	24,520	953,092

Lodging — 4.0%
MGM Resorts International*	77,340	806,656
Starwood Hotels & Resorts Worldwide, Inc.	37,360	1,792,159
Wynn Resorts Ltd.	11,810	1,304,887

		3,903,702

Machinery — Construction & Mining — 1.4%
Joy Global, Inc.	17,770	1,332,217

Machinery — Diversified — 1.1%
Cummins, Inc.	12,760	1,123,135

Miscellaneous Manufacturing — 0.7%
Hexcel Corp.*	28,430	688,290

47

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 7.1%
Cabot Oil & Gas Corp.	21,470	$1,629,573
Concho Resources, Inc.*	19,710	1,847,813
Northern Oil & Gas, Inc.*	20,290	486,554
Range Resources Corp.	13,080	810,175
Rowan Cos., Inc.*	31,070	942,353
SM Energy Co.	17,020	1,244,162

		6,960,630

Oil & Gas Services — 2.0%
Cameron International Corp.*	21,680	1,066,439
FMC Technologies, Inc.*	17,760	927,605

		1,994,044

Packaging and Containers — 0.7%
Crown Holdings, Inc.*	21,890	735,066

Pharmaceuticals — 5.7%
AmerisourceBergen Corp.	31,000	1,152,890
BioMarin Pharmaceutical, Inc.*	11,960	411,185
Catalyst Health Solutions, Inc.*	7,000	364,000
Mead Johnson Nutrition Co.	13,000	893,490
Onyx Pharmaceuticals, Inc.*	21,050	925,147
Perrigo Co.	11,500	1,118,950
SXC Health Solutions Corp.*	12,720	718,426

		5,584,088

Real Estate — 1.5%
CBRE Group, Inc.*	95,260	1,449,857

Retail — 7.7%
Arcos Dorados Holdings Inc., Class A	30,190	619,801
Bed Bath & Beyond, Inc.*	25,870	1,499,684
Chipotle Mexican Grill, Inc.*	3,880	1,310,431
Family Dollar Stores, Inc.	15,780	909,875
Lululemon Athletica, Inc.*	12,240	571,118
Nordstrom, Inc.	37,290	1,853,686
Williams-Sonoma, Inc.	19,910	766,535

		7,531,130

Semiconductors — 9.7%
Altera Corp.	41,740	1,548,554
Avago Technologies Ltd.	44,940	1,296,968
Broadcom Corp., Class A*	72,810	2,137,702
Cypress Semiconductor Corp.*	59,520	1,005,293
Lam Research Corp.*	37,930	1,404,169
ON Semiconductor Corp.*	171,460	1,323,671
Teradyne, Inc.*	57,780	787,541

		9,503,898

Software — 8.4%
Cerner Corp.*	17,320	1,060,850
Citrix Systems, Inc.*	28,430	1,726,269
Electronic Arts, Inc.*	65,020	1,339,412
Fiserv, Inc.*	20,460	1,201,820

	Number of Shares	Value†

Software — (continued)
MSCI, Inc., Class A*	17,890	$589,118
Quality Systems, Inc.	14,040	519,340
Salesforce.com, Inc.*	9,430	956,768
VeriFone Systems, Inc.*	22,910	813,763

		8,207,340

Telecommunications — 0.5%
Acme Packet, Inc.*	14,960	462,414

Transportation — 3.5%
Expeditors International of Washington, Inc.	31,730	1,299,660
Genesee & Wyoming, Inc., Class A*	11,200	678,496
Kansas City Southern*	9,780	665,138
Kirby Corp.*	11,920	784,814

		3,428,108

TOTAL COMMON STOCKS (Cost $88,283,074)		97,114,703

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $923,453)	923,453	923,453

TOTAL INVESTMENTS — 100.0% (Cost $89,206,527)		$98,038,156

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$97,114,703	$97,114,703	$—	$—
SHORT-TERM INVESTMENTS	923,453	923,453	—	—

TOTAL INVESTMENTS	$98,038,156	$98,038,156	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

48

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Aerospace & Defense — 4.7%
General Dynamics Corp.	35,500	$2,357,555
Rockwell Collins, Inc.	39,900	2,209,263

		4,566,818

Auto Manufacturers — 1.9%
Navistar International Corp.*	47,800	1,810,664

Banks — 5.4%
BB&T Corp.	41,000	1,031,970
Comerica, Inc.	41,500	1,070,700
Huntington Bancshares, Inc.	237,100	1,301,679
State Street Corp.	46,700	1,882,477

		5,286,826

Beverages — 2.2%
Constellation Brands, Inc., Class A*	102,400	2,116,608

Chemicals — 4.4%
Air Products & Chemicals, Inc.	25,000	2,129,750
Akzo Nobel NV - Sponsored ADR	44,200	2,134,860

		4,264,610

Commercial Services — 4.2%
Corrections Corporation of America*	103,000	2,098,110
The Western Union Co.	110,100	2,010,426

		4,108,536

Cosmetics & Personal Care — 1.2%
Avon Products, Inc.	68,600	1,198,442

Electric — 1.9%
NV Energy, Inc.	113,100	1,849,185

Electronics — 4.3%
Dolby Laboratories, Inc., Class A*	24,600	750,546
Flextronics International Ltd.*	228,500	1,293,310
Tyco International Ltd.	45,700	2,134,647

		4,178,503

Energy-Alternate Sources — 1.5%
Covanta Holding Corp.	108,300	1,482,627

Engineering & Construction — 1.0%
KBR, Inc.	35,600	992,172

Environmental Control — 1.0%
Republic Services, Inc.	35,100	967,005

Food — 5.8%
Safeway, Inc.	163,200	3,433,728
The Wendy’s Co.	413,500	2,216,360

		5,650,088

Gas — 4.1%
CenterPoint Energy, Inc.	119,300	2,396,737
Sempra Energy	28,700	1,578,500

		3,975,237

	Number of Shares	Value†

Healthcare Products — 6.2%
Covidien Plc	38,500	$1,732,885
Hospira, Inc.*	63,300	1,922,421
Zimmer Holdings, Inc.	44,300	2,366,506

		6,021,812

Household Products & Wares — 1.7%
Avery Dennison Corp.	56,700	1,626,156

Insurance — 1.1%
Torchmark Corp.	24,300	1,054,377

Internet — 2.0%
Symantec Corp.*	126,700	1,982,855

Lodging — 2.7%
Wyndham Worldwide Corp.	69,500	2,629,185

Miscellaneous Manufacturing — 4.7%
Ingersoll-Rand Plc	30,700	935,429
ITT Corp.*	84,100	1,625,653
The Brink’s Co.	74,000	1,989,120

		4,550,202

Oil & Gas — 4.7%
Southwestern Energy Co.*	52,300	1,670,462
Sunoco, Inc.	70,800	2,904,216

		4,574,678

Oil & Gas Services — 1.0%
Dresser-Rand Group, Inc.*	19,600	978,236

Packaging and Containers — 0.4%
Seaspan Corp.	29,800	407,664

Pharmaceuticals — 1.7%
Omnicare, Inc.	46,700	1,608,815

Retail — 10.5%
Advance Auto Parts, Inc.	36,300	2,527,569
Best Buy Co., Inc.	118,600	2,771,682
Chico’s FAS, Inc.	176,200	1,962,868
CVS Caremark Corp.	72,000	2,936,160

		10,198,279

Savings & Loans — 2.0%
People’s United Financial, Inc.	152,100	1,954,485

Semiconductors — 1.1%
Freescale Semiconductor Holdings I Ltd.*	80,000	1,012,000

Software — 3.5%
Fidelity National Information Services, Inc.	93,500	2,486,165
Nuance Communications, Inc.*	37,600	946,016

		3,432,181

49

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 6.0%
Amdocs Ltd.*	62,400	$1,780,272
Motorola Solutions, Inc.	42,700	1,976,583
Virgin Media, Inc.	97,100	2,075,998

		5,832,853

TOTAL COMMON STOCKS (Cost $88,993,709)		90,311,099

REAL ESTATE INVESTMENT TRUSTS — 1.0%
Building & Real Estate — 1.0%
Starwood Property Trust, Inc. (Cost $965,881)	52,400	969,924

SHORT-TERM INVESTMENTS — 6.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $5,881,699)	5,881,699	5,881,699

TOTAL INVESTMENTS — 100.0% (Cost $95,841,289)		$97,162,722

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	91%
Ireland	3
Bermuda	2
Netherlands	2
Hong Kong	1
Singapore	1

Total	100%

††	% of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$90,311,099	$90,311,099	$—	$—
REAL ESTATE INVESTMENT TRUSTS	969,924	969,924
SHORT-TERM INVESTMENTS	5,881,699	5,881,699	—	—

TOTAL INVESTMENTS	$97,162,722	$97,162,722	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

50

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 94.9%
Advertising — 4.5%
Omnicom Group, Inc.	27,600	$1,230,408
The Interpublic Group of Cos., Inc.	160,900	1,565,557

		2,795,965

Aerospace & Defense — 1.3%
Rockwell Collins, Inc.	15,000	830,550

Agriculture — 2.1%
Bunge Ltd.	22,400	1,281,280

Auto Parts & Equipment — 0.5%
Lear Corp.	7,100	282,580

Banks — 7.8%
CIT Group, Inc.*	7,800	271,986
City National Corp.	16,300	720,134
Comerica, Inc.	22,700	585,660
Commerce Bancshares, Inc.	12,300	468,876
Cullen/Frost Bankers, Inc.	12,500	661,375
Hancock Holding Co.	22,300	712,931
M&T Bank Corp.	10,200	778,668
Signature Bank*	10,300	617,897

		4,817,527

Beverages — 1.7%
Beam, Inc.	13,500	691,605
Dr. Pepper Snapple Group, Inc.	8,900	351,372

		1,042,977

Building Materials — 0.4%
Fortune Brands Home & Security, Inc.*	13,600	231,608

Chemicals — 4.5%
Air Products & Chemicals, Inc.	5,800	494,102
Ashland, Inc.	15,900	908,844
Celanese Corp., Series A	16,200	717,174
Eastman Chemical Co.	17,200	671,832

		2,791,952

Coal — 0.5%
Consol Energy, Inc.	8,000	293,600

Commercial Services — 0.9%
The Western Union Co.	29,900	545,974

Distribution & Wholesale — 0.3%
Arrow Electronics, Inc.*	4,900	183,309

Diversified Financial Services — 3.1%
Affiliated Managers Group, Inc.*	6,200	594,890
Lazard Ltd., Class A	37,200	971,292
LPL Investment Holdings, Inc.*	12,000	366,480

		1,932,662

Electric — 3.2%
CMS Energy Corp.	37,000	816,960
Northeast Utilities	9,800	353,486
NV Energy, Inc.	4,900	80,115
PPL Corp.	25,700	756,094

		2,006,655

	Number of Shares	Value†

Electrical Components & Equipment — 0.5%
AMETEK, Inc.	7,400	$311,540

Electronics — 3.0%
FLIR Systems, Inc.	8,475	212,469
Garmin Ltd.	8,604	342,525
TE Connectivity Ltd.	19,900	613,119
Tyco International Ltd.	9,600	448,416
Woodward, Inc.	5,600	229,208

		1,845,737

Engineering & Construction — 2.4%
Jacobs Engineering Group, Inc.*	19,100	775,078
URS Corp.*	20,876	733,165

		1,508,243

Environmental Control — 1.5%
Republic Services, Inc.	33,900	933,945

Forest Products & Paper — 0.6%
International Paper Co.	13,100	387,760

Gas — 0.5%
Questar Corp.	15,200	301,872

Hand & Machine Tools — 0.7%
Kennametal, Inc.	12,600	460,152

Healthcare Products — 0.9%
St. Jude Medical, Inc.	16,000	548,800

Healthcare Services — 2.8%
Coventry Health Care, Inc.*	17,700	537,549
DaVita, Inc.*	7,500	568,575
HealthSouth Corp.*	11,700	206,739
Humana, Inc.	5,200	455,572

		1,768,435

Home Furnishings — 1.0%
Harman International Industries, Inc.	16,400	623,856

Household Products & Wares — 1.0%
Tupperware Brands Corp.	11,300	632,461

Insurance — 4.7%
ACE Ltd.	8,800	617,056
Aon Corp.	8,600	402,480
Everest Re Group Ltd.	5,200	437,268
Marsh & McLennan Cos., Inc.	19,200	607,104
PartnerRe Ltd.	12,800	821,888

		2,885,796

Iron & Steel — 2.4%
Carpenter Technology Corp.	12,100	622,908
Reliance Steel & Aluminum Co.	18,300	891,027

		1,513,935

Machinery — Diversified — 0.3%
IDEX Corp.	5,800	215,238

51

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — 1.0%
Discovery Communications, Inc., Class A*	14,500	$594,065

Metal Fabricate/Hardware — 0.1%
Timken Co.	1,900	73,549

Mining — 1.2%
IAMGOLD Corp.	35,800	567,430
Royal Gold, Inc.	2,200	148,346

		715,776

Miscellaneous Manufacturing — 6.3%
Dover Corp.	15,800	917,190
Eaton Corp.	14,700	639,891
Pall Corp.	11,500	657,225
Parker Hannifin Corp.	5,800	442,250
SPX Corp.	5,200	313,404
Trinity Industries, Inc.	30,300	910,818

		3,880,778

Office & Business Equipment — 1.2%
Xerox Corp.	90,900	723,564

Oil & Gas — 6.9%
Cabot Oil & Gas Corp.	2,500	189,750
Ensco Plc ADR	10,900	511,428
EQT Corp.	24,700	1,353,313
Helmerich & Payne, Inc.	6,700	391,012
QEP Resources, Inc.	30,800	902,440
Range Resources Corp.	8,700	538,878
Rowan Cos., Inc.*	13,000	394,290

		4,281,111

Oil & Gas Services — 2.4%
Halliburton Co.	13,500	465,885
Superior Energy Services, Inc.*	22,100	628,524
Weatherford International Ltd.*	29,100	426,024

		1,520,433

Packaging and Containers — 2.8%
Ball Corp.	11,100	396,381
Greif, Inc., Class A	15,500	706,025
Temple-Inland, Inc.	19,100	605,661

		1,708,067

Pharmaceuticals — 5.4%
McKesson Corp.	10,100	786,891
Mylan, Inc.*	64,300	1,379,878
Par Pharmaceutical Cos., Inc.*	11,300	369,849
Warner Chilcott Plc, Class A*	27,000	408,510
Watson Pharmaceuticals, Inc.*	6,600	398,244

		3,343,372

Pipelines — 1.0%
El Paso Corp.	22,300	592,511

Retail — 4.8%
Aeropostale, Inc.*	6,000	91,500
Darden Restaurants, Inc.	2,300	104,834
Guess?, Inc.	16,500	492,030
Macy’s, Inc.	31,000	997,580
PetSmart, Inc.	4,000	205,160

	Number of Shares	Value†

Retail — (continued)
Pier 1 Imports, Inc.*	61,300	$853,909
PVH Corp.	3,200	225,568

		2,970,581

Semiconductors — 1.3%
Analog Devices, Inc.	9,445	337,942
Micron Technology, Inc.*	72,099	453,503

		791,445

Software — 3.2%
Adobe Systems, Inc.*	14,826	419,131
Dun & Bradstreet Corp.	1,200	89,796
Fiserv, Inc.*	17,700	1,039,698
Intuit, Inc.	8,700	457,533

		2,006,158

Telecommunications — 2.2%
Anixter International, Inc.*	11,499	685,800
CenturyLink, Inc.	18,700	695,640

		1,381,440

Transportation — 2.0%
Gulfmark Offshore, Inc., Class A*	3,900	163,839
Kansas City Southern*	6,100	414,861
Knight Transportation, Inc.	2,700	42,228
Tidewater, Inc.	12,300	606,390

		1,227,318

TOTAL COMMON STOCKS (Cost $52,863,883)		58,784,577

REAL ESTATE INVESTMENT TRUSTS — 0.9%
Office Property — 0.9%
Alexandria Real Estate Equities, Inc. (Cost $433,898)	7,508	517,827

SHORT-TERM INVESTMENTS — 4.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,621,970)	2,621,970	2,621,970

TOTAL INVESTMENTS — 100.0% (Cost $55,919,751)		$61,924,374

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

52

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Mid Core Value Fund

Country Weightings as of 12/31/2011††
United States	91%
Bermuda	4
Switzerland	3
Canada	1
United Kingdom	1

Total	100%

††	% of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$58,784,577	$58,784,577	$—	$—
REAL ESTATE INVESTMENT TRUSTS	517,827	517,827
SHORT-TERM INVESTMENTS	2,621,970	2,621,970	—	—

TOTAL INVESTMENTS	$61,924,374	$61,924,374	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

53

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 92.9%
Aerospace & Defense — 4.5%
TransDigm Group, Inc.*	8,000	$765,440
Triumph Group, Inc.	8,050	470,522

		1,235,962

Apparel — 2.3%
Deckers Outdoor Corp.*	4,410	333,264
Under Armour, Inc., Class A*	4,290	307,979

		641,243

Auto Manufacturers — 1.2%
Tesla Motors, Inc.*	11,926	340,607

Auto Parts & Equipment — 2.0%
BorgWarner, Inc.*	5,730	365,230
Westport Innovations, Inc.*	5,730	190,465

		555,695

Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.*	5,540	396,110
Cubist Pharmaceuticals, Inc.*	8,600	340,732
Inhibitex, Inc.*	10,820	118,371

		855,213

Chemicals — 2.6%
Airgas, Inc.	9,010	703,501

Commercial Services — 7.6%
Gartner, Inc.*	15,055	523,462
Hertz Global Holdings, Inc.*	30,340	355,585
ServiceSource International, Inc.*	21,742	341,132
SuccessFactors, Inc.*	7,047	280,964
Team Health Holdings, Inc.*	673	14,853
Verisk Analytics, Inc.*	6,539	262,410
Weight Watchers International, Inc.	5,810	319,608

		2,098,014

Computers — 1.2%
Fortinet, Inc.*	15,314	333,998

Distribution & Wholesale — 1.7%
WESCO International, Inc.*	8,980	476,030

Diversified Financial Services — 2.2%
Affiliated Managers Group, Inc.*	4,620	443,289
LPL Investment Holdings Inc.*	5,044	154,044

		597,333

Electronics — 1.0%
Trimble Navigation Ltd.*	6,420	278,628

Entertainment — 0.8%
National CineMedia, Inc.	18,604	230,690

Food — 1.3%
The Hain Celestial Group, Inc.*	9,840	360,734

Healthcare Products — 3.2%
Alere, Inc.*	10,505	242,560
Bruker Corp.*	19,430	241,321

	Number of Shares	Value†

Healthcare Products — (continued)
Gen-Probe, Inc.*	3,720	$219,926
HeartWare International, Inc.*	2,540	175,260

		879,067

Healthcare Services — 2.6%
Covance, Inc.*	5,405	247,116
MEDNAX, Inc.*	6,480	466,625

		713,741

Home Furnishings — 1.2%
Tempur-Pedic International, Inc.*	6,540	343,546

Internet — 9.6%
Angie’s List, Inc.*	10,700	172,270
BroadSoft, Inc.*	13,400	404,680
DealerTrack Holdings, Inc.*	10,371	282,714
Equinix, Inc.*	5,260	533,364
F5 Networks, Inc.*	2,260	239,831
MercadoLibre, Inc.	5,120	407,245
Shutterfly, Inc.*	7,970	181,397
TIBCO Software, Inc.*	18,140	433,727

		2,655,228

Machinery — Diversified — 5.7%
AGCO Corp.*	1,240	53,283
Chart Industries, Inc.*	7,610	411,473
Graco, Inc.	12,130	495,996
Robbins & Myers, Inc.	6,820	331,111
Wabtec Corp.	4,033	282,108

		1,573,971

Oil & Gas — 5.7%
Approach Resources, Inc.*	9,104	267,749
Cabot Oil & Gas Corp.	3,400	258,060
Concho Resources, Inc.*	2,600	243,750
Gulfport Energy Corp.*	6,420	189,069
Nabors Industries Ltd.*	12,740	220,912
Pioneer Natural Resources Co.	2,930	262,176
SandRidge Energy, Inc.*	15,400	125,664

		1,567,380

Oil & Gas Services — 2.8%
Atwood Oceanics, Inc.*	6,780	269,776
Oil States International, Inc.*	6,460	493,350

		763,126

Pharmaceuticals — 3.8%
AmerisourceBergen Corp.	6,350	236,157
BioMarin Pharmaceutical, Inc.*	8,251	283,669
Catalyst Health Solutions, Inc.*	5,190	269,880
Impax Laboratories, Inc.*	12,600	254,142

		1,043,848

Real Estate — 1.0%
CBRE Group, Inc.*	18,190	276,852

54

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 6.1%
Arcos Dorados Holdings Inc., Class A	11,501	$236,116
Buffalo Wild Wings, Inc.*	6,010	405,735
Michael Kors Holdings Ltd.	1,865	50,821
Vera Bradley, Inc.*	9,870	318,307
Vitamin Shoppe, Inc.*	7,910	315,451
Williams-Sonoma, Inc.	9,000	346,500

		1,672,930

Semiconductors — 3.7%
Atmel Corp.*	22,570	182,817
Avago Technologies Ltd.	13,410	387,013
CEVA, Inc.*	5,960	180,350
Microchip Technology, Inc.	7,180	263,003

		1,013,183

Software — 5.5%
Aspen Technology, Inc.*	25,030	434,271
athenahealth, Inc.*	7,370	362,015
MSCI, Inc., Class A*	6,140	202,190
QLIK Technologies, Inc.*	12,161	294,296
Red Hat, Inc.*	5,270	217,598

		1,510,370

Storage & Warehousing — 1.2%
Wesco Aircraft Holdings Inc*	24,190	338,418

Telecommunications — 5.7%
Acme Packet, Inc.*	9,320	288,081
EZchip Semiconductor Ltd.*	5,560	157,515
Iridium Communications, Inc.*	39,990	308,323
LogMeIn, Inc.*	6,422	247,568
SBA Communications Corp., Class A*	10,310	442,918
Ubiquiti Networks, Inc.*	6,835	124,602

		1,569,007

Transportation — 3.6%
Kansas City Southern*	14,430	981,384

TOTAL COMMON STOCKS (Cost $25,609,338)		25,609,699

SHORT-TERM INVESTMENTS — 7.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,970,293)	1,970,293	1,970,293

TOTAL INVESTMENTS — 100.0% (Cost $27,579,631)		$27,579,992

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$25,609,699	$25,609,699	$—	$—
SHORT-TERM INVESTMENTS	1,970,293	1,970,293	—	—

TOTAL INVESTMENTS	$27,579,992	$27,579,992	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

55

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.2%
Airlines — 0.7%
Alaska Air Group, Inc.*	3,050	$229,025

Apparel — 1.2%
The Jones Group, Inc.	33,780	356,379

Auto Parts & Equipment — 4.1%
Cooper Tire & Rubber Co.	25,010	350,390
Dana Holding Corp.*	23,970	291,236
Lear Corp.	9,250	368,150
TRW Automotive Holdings Corp.*	8,400	273,840

		1,283,616

Banks — 8.2%
Associated Banc-Corp.	24,000	268,080
CapitalSource, Inc.	58,870	394,429
Comerica, Inc.	14,235	367,263
Hancock Holding Co.	5,692	181,973
Huntington Bancshares, Inc.	67,840	372,442
Popular, Inc.*	104,230	144,880
Susquehanna Bancshares, Inc.	40,330	337,965
Webster Financial Corp.	9,400	191,666
Zions Bancorporation	17,750	288,970

		2,547,668

Beverages — 1.4%
Constellation Brands, Inc., Class A*	21,560	445,645

Chemicals — 2.9%
Ferro Corp.*	32,220	157,556
Huntsman Corp.	16,640	166,400
PolyOne Corp.	26,520	306,306
Westlake Chemical Corp.	6,920	278,461

		908,723

Commercial Services — 1.1%
Convergys Corp.*	27,790	354,878

Computers — 1.9%
Insight Enterprises, Inc.*	15,320	234,243
NCR Corp.*	9,550	157,193
Seagate Technology Plc	11,760	192,864

		584,300

Distribution & Wholesale — 2.8%
Arrow Electronics, Inc.*	10,500	392,805
Ingram Micro, Inc., Class A*	10,380	188,812
WESCO International, Inc.*	5,660	300,037

		881,654

Diversified Financial Services — 1.9%
Aircastle Ltd.	33,570	427,010
Legg Mason, Inc.	7,020	168,831

		595,841

Electric — 5.9%
CMS Energy Corp.	17,915	395,563
Great Plains Energy, Inc.	12,620	274,864
NV Energy, Inc.	24,600	402,210
PNM Resources, Inc.	20,570	374,991

	Number of Shares	Value†

Electric — (continued)
Portland General Electric Co.	15,745	$398,191

		1,845,819

Electrical Components & Equipment — 2.3%
EnerSys*	15,270	396,562
General Cable Corp.*	13,300	332,633

		729,195

Electronics — 6.1%
AU Optronics Corp. ADR	70,960	306,547
Avnet, Inc.*	14,300	444,587
Celestica, Inc.*	36,690	268,938
Flextronics International Ltd.*	52,990	299,923
Thomas & Betts Corp.*	3,870	211,302
TTM Technologies, Inc.*	33,760	370,010

		1,901,307

Engineering & Construction — 0.7%
Tutor Perini Corp.*	18,450	227,673

Food — 4.6%
Dean Foods Co.*	40,270	451,024
Dole Food Co., Inc.*	27,050	233,982
Smithfield Foods, Inc.*	14,140	343,319
Tyson Foods, Inc., Class A	20,240	417,754

		1,446,079

Gas — 3.7%
Atmos Energy Corp.	10,115	337,335
NiSource, Inc.	16,855	401,318
UGI Corp.	13,700	402,780

		1,141,433

Healthcare Services — 3.5%
Health Net, Inc.*	14,100	428,922
LifePoint Hospitals, Inc.*	9,670	359,241
Molina Healthcare, Inc.*	13,510	301,678

		1,089,841

Home Builders — 0.6%
NVR, Inc.*	265	181,790

Household Products & Wares — 0.8%
Avery Dennison Corp.	8,100	232,308

Housewares — 1.0%
Newell Rubbermaid, Inc.	19,910	321,546

Insurance — 7.4%
AmTrust Financial Services, Inc.	10,450	248,187
Aspen Insurance Holdings Ltd.	13,230	350,595
Endurance Specialty Holdings Ltd.	10,175	389,194
Platinum Underwriters Holdings Ltd.	11,430	389,877
Reinsurance Group of America, Inc.	6,975	364,444
Torchmark Corp.	6,620	287,242
Unum Group	12,725	268,116

		2,297,655

56

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Iron & Steel — 3.0%
Commercial Metals Co.	23,560	$325,835
Reliance Steel & Aluminum Co.	8,840	430,420
Steel Dynamics, Inc.	13,110	172,396

		928,651

Leisure Time — 1.1%
Royal Caribbean Cruises Ltd.	13,190	326,716

Lodging — 0.6%
MGM Resorts International*	18,920	197,336

Media — 1.0%
Gannett Co., Inc.	22,680	303,232

Metal Fabricate/Hardware — 1.2%
Timken Co.	9,280	359,229

Oil & Gas — 2.8%
Forest Oil Corp.*	8,650	117,208
Plains Exploration & Production Co.*	8,720	320,198
Stone Energy Corp.*	10,080	265,910
Tesoro Corp.*	6,950	162,352

		865,668

Retail — 5.9%
ANN, Inc.*	11,740	290,917
Big Lots, Inc.*	6,910	260,922
GameStop Corp., Class A*	14,530	350,609
Office Depot, Inc.*	50,600	108,790
Saks, Inc.*	18,060	176,085
Signet Jewelers Ltd.	8,220	361,351
The Children’s Place Retail Stores, Inc.*	5,140	273,037

		1,821,711

Savings & Loans — 2.0%
First Niagara Financial Group, Inc.	30,900	266,667
People’s United Financial, Inc.	13,100	168,335
Washington Federal, Inc.	14,170	198,238

		633,240

Semiconductors — 5.0%
Amkor Technology, Inc.*	53,130	231,647
Entegris, Inc.*	43,470	379,276
Lam Research Corp.*	8,360	309,487
Micron Technology, Inc.*	49,450	311,040
MKS Instruments, Inc.	11,260	313,253

		1,544,703

Telecommunications — 2.1%
Amdocs Ltd.*	9,525	271,748
Anixter International, Inc.*	3,440	205,162
Arris Group, Inc.*	15,710	169,982

		646,892

Transportation — 3.7%
Atlas Air Worldwide Holdings, Inc.*	7,300	280,539
Bristow Group, Inc.	8,545	404,947
Con-way, Inc.	6,580	191,873

	Number of Shares	Value†

Transportation — (continued)
Teekay Corp.	10,770	$287,882

		1,165,241

TOTAL COMMON STOCKS (Cost $26,708,534)		28,394,994

REAL ESTATE INVESTMENT TRUSTS — 7.6%
Apartments — 3.2%
BRE Properties, Inc.	5,210	263,001
Camden Property Trust	4,800	298,752
Home Properties, Inc.	3,890	223,947
Mid-America Apartment Communities, Inc.	3,220	201,411

		987,111

Diversified — 1.2%
Entertainment Properties Trust	8,690	379,840

Hotels & Resorts — 1.0%
DiamondRock Hospitality Co.	33,810	325,928

Office Property — 1.1%
BioMed Realty Trust, Inc.	19,820	358,346

Regional Malls — 1.1%
Glimcher Realty Trust	35,980	331,016

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,326,955)		2,382,241

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $361,185)	361,185	361,185

TOTAL INVESTMENTS — 100.0% (Cost $29,396,674)		$31,138,420

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Country Weightings as of 12/31/2011††
United States	90%
Bermuda	5
Canada	2
Ireland	1
Singapore	1
Taiwan	1

Total	100%

††	% of total investments as of December 31, 2011

57

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$28,394,994	$28,394,994	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2,382,241	2,382,241	—	—
SHORT-TERM INVESTMENTS	361,185	361,185	—	—

TOTAL INVESTMENTS	$31,138,420	$31,138,420	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

58

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 99.5%
Airlines — 1.6%
Copa Holdings SA, Class A	21,502	$1,261,522

Apparel — 0.9%
Steven Madden Ltd.*	21,025	725,363

Auto Manufacturers — 3.7%
Tesla Motors, Inc.*	24,075	687,582
Wabash National Corp.*	279,785	2,193,514

		2,881,096

Auto Parts & Equipment — 1.2%
Tenneco, Inc.*	32,275	961,150

Biotechnology — 3.7%
Cubist Pharmaceuticals, Inc.*	22,950	909,279
Emergent BioSolutions, Inc.*	67,950	1,144,278
Myriad Genetics, Inc.*	42,025	880,003

		2,933,560

Commercial Services — 11.3%
Acacia Research - Acacia Technologies*	32,675	1,192,964
American Public Education, Inc.*	45,916	1,987,244
FTI Consulting, Inc.*	13,925	590,699
Huron Consulting Group, Inc.*	16,425	636,305
ServiceSource International, Inc.*	51,300	804,897
The Corporate Executive Board Co.	16,325	621,983
United Rentals, Inc.*	59,550	1,759,702
VistaPrint NV*	42,679	1,305,977

		8,899,771

Computers — 0.9%
Mitek Systems, Inc.*	92,833	673,039

Distribution & Wholesale — 1.1%
Titan Machinery, Inc.*	38,450	835,519

Diversified Financial Services — 5.6%
AerCap Holdings NV*	111,622	1,260,212
Encore Capital Group, Inc.*	31,300	665,438
Financial Engines, Inc.*	56,550	1,262,762
MarketAxess Holdings, Inc.	5,131	154,494
WisdomTree Investments, Inc.*	174,557	1,056,070

		4,398,976

Electronics — 0.7%
Cymer, Inc.*	11,850	589,656

Food — 0.9%
Fresh Market, Inc. (The)*	17,450	696,255

Healthcare Products — 7.4%
Align Technology, Inc.*	41,291	979,629
Endologix, Inc.*	14,301	164,176
Hansen Medical, Inc.*	241,062	621,940
Insulet Corp.*	40,825	768,735
NuVasive, Inc.*	102,255	1,287,390
Zoll Medical Corp.*	31,900	2,015,442

		5,837,312

	Number of Shares	Value†

Healthcare Services — 0.9%
IPC The Hospitalist Co., Inc.*	15,425	$705,231

Internet — 8.9%
Ancestry.com, Inc.*	55,900	1,283,464
BroadSoft, Inc.*	76,141	2,299,458
Constant Contact, Inc.*	82,945	1,925,153
ReachLocal, Inc.*	40,325	249,209
Shutterfly, Inc.*	55,375	1,260,335

		7,017,619

Leisure Time — 1.5%
Life Time Fitness, Inc.*	24,505	1,145,609

Metal Fabricate/Hardware — 1.4%
Dynamic Materials Corp.	55,650	1,100,757

Mining — 4.7%
Globe Specialty Metals, Inc.	128,725	1,723,628
Horsehead Holding Corp.*	217,566	1,960,269

		3,683,897

Miscellaneous Manufacturing — 2.3%
Polypore International, Inc.*	40,350	1,774,996

Oil & Gas — 10.5%
Carrizo Oil & Gas, Inc.*	56,600	1,491,410
Comstock Resources, Inc.*	154,935	2,370,506
Goodrich Petroleum Corp.*	186,897	2,566,096
Quicksilver Resources, Inc.*	279,833	1,877,679

		8,305,691

Oil & Gas Services — 1.1%
Tesco Corp.*	71,260	900,726

Pharmaceuticals — 3.6%
Jazz Pharmaceuticals, Inc.*	16,725	646,087
Questcor Pharmaceuticals, Inc.*	36,800	1,530,144
Salix Pharmaceuticals Ltd.*	13,350	638,797

		2,815,028

Retail — 3.2%
Buffalo Wild Wings, Inc.*	575	38,818
Cabela’s, Inc.*	33,050	840,131
Texas Roadhouse, Inc.	52,950	788,955
Vera Bradley, Inc.*	25,575	824,794

		2,492,698

Semiconductors — 6.3%
Cavium, Inc.*	37,225	1,058,307
Inphi Corp.*	147,050	1,758,718
Mellanox Technologies Ltd.*	22,602	734,339
Teradyne, Inc.*	105,000	1,431,150

		4,982,514

Software — 4.0%
Concur Technologies, Inc.*	11,650	591,704
InnerWorkings, Inc.*	123,566	1,150,399

59

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
QLIK Technologies, Inc.*	28,750	$695,750
Rosetta Stone, Inc.*	94,552	721,432

		3,159,285

Storage & Warehousing — 1.8%
Mobile Mini, Inc.*	82,962	1,447,686

Telecommunications — 7.8%
Acme Packet, Inc.*	50,350	1,556,318
Aruba Networks, Inc.*	42,525	787,563
IPG Photonics Corp.*	42,850	1,451,330
Sycamore Networks, Inc.*	132,324	2,368,600

		6,163,811

Transportation — 2.5%
Celadon Group, Inc.	69,254	817,890
Scorpio Tankers, Inc.*	155,455	760,175
Vitran Corp., Inc.*	67,988	391,611

		1,969,676

TOTAL COMMON STOCKS (Cost $79,934,291)		78,358,443

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $403,281)	403,281	403,281

TOTAL INVESTMENTS — 100.0% (Cost $80,337,572)		$78,761,724

†	See Security Valuation Note.
*	Non-income producing security.

Country Weightings as of 12/31/2011††
United States	92%
Netherlands	3
Canada	2
Israel	1
Panama	1
Principality of Monaco	1

Total	100%

††	% of total investments as of December 31, 2011

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$78,358,443	$78,358,443	$—	$—
SHORT-TERM INVESTMENTS	403,281	403,281	—	—

TOTAL INVESTMENTS	$78,761,724	$78,761,724	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

60

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 86.1%
Aerospace & Defense — 1.6%
AAR Corp.	28,034	$537,412
Kaman Corp.	36,887	1,007,753
Triumph Group, Inc.	16,683	975,121

		2,520,286

Airlines — 0.4%
JetBlue Airways Corp.*	122,575	637,390

Apparel — 2.2%
Deckers Outdoor Corp.*	7,371	557,026
G-III Apparel Group Ltd.*	13,222	329,360
Iconix Brand Group, Inc.*	49,228	801,924
Steven Madden Ltd.*	20,049	691,691
The Warnaco Group, Inc.*	21,707	1,086,218

		3,466,219

Auto Parts & Equipment — 1.2%
Dana Holding Corp.*	26,692	324,308
Tenneco, Inc.*	30,994	923,001
Visteon Corp.*	14,521	725,179

		1,972,488

Banks — 11.8%
BancorpSouth, Inc.	45,484	501,234
Bank of the Ozarks, Inc.	43,464	1,287,838
Boston Private Financial Holdings, Inc.	50,441	400,502
Bridge Capital Holdings*	12,666	131,726
CoBiz Financial, Inc.	31,424	181,316
Columbia Banking System, Inc.	29,027	559,350
Community Bank System, Inc.	19,513	542,461
East West Bancorp, Inc.	15,634	308,772
F.N.B. Corp.	70,529	797,683
First Financial Bankshares, Inc.	27,526	920,194
First Midwest Bancorp, Inc.	57,989	587,429
Glacier Bancorp, Inc.	60,425	726,913
Hancock Holding Co.	35,573	1,137,269
Heritage Financial Corp.	16,425	206,298
Home Bancshares, Inc.	17,332	449,072
Iberiabank Corp.	8,880	437,784
Independent Bank Corp.	13,324	363,612
Lakeland Financial Corp.	14,181	366,862
MB Financial, Inc.	46,037	787,233
Pinnacle Financial Partners, Inc.*	32,710	528,266
PrivateBancorp, Inc.	47,887	525,799
Prosperity Bancshares, Inc.	27,335	1,102,967
Sandy Spring Bancorp, Inc.	15,441	270,990
SCBT Financial Corp.	18,724	543,183
Sierra Bancorp	8,434	74,219
Signature Bank*	29,211	1,752,368
Simmons First National Corp., Class A	9,694	263,580
Southcoast Financial Corp.*	12,869	16,344
Summit State Bank	9,857	51,256
Texas Capital Bancshares, Inc.*	27,616	845,326
The First of Long Island Corp.	8,769	230,800
Trico Bancshares	18,948	269,441
UMB Financial Corp.	23,269	866,770
Webster Financial Corp.	40,594	827,712

		18,862,569

	Number of Shares	Value†

Building Materials — 0.9%
Comfort Systems USA, Inc.	86,720	$929,638
Universal Forest Products, Inc.	17,800	549,486

		1,479,124

Chemicals — 2.4%
H.B. Fuller Co.	34,837	805,083
Minerals Technologies, Inc.	19,474	1,100,865
PolyOne Corp.	103,343	1,193,612
Tronox, Inc.*	1,674	200,880
W.R. Grace & Co.*	12,252	562,612

		3,863,052

Commercial Services — 3.7%
Ascent Capital Group Inc., Class A*	18,128	919,452
Convergys Corp.*	69,307	885,051
Monro Muffler Brake, Inc.	16,432	637,397
On Assignment, Inc.*	58,207	650,754
PHH Corp.*	15,246	163,132
RSC Holdings, Inc.*	86,257	1,595,755
Team Health Holdings, Inc.*	45,533	1,004,913

		5,856,454

Computers — 1.9%
Electronics for Imaging, Inc.*	55,892	796,461
Mentor Graphics Corp.*	61,864	838,876
MTS Systems Corp.	15,414	628,120
NetScout Systems, Inc.*	40,510	712,976

		2,976,433

Cosmetics & Personal Care — 0.4%
Elizabeth Arden, Inc.*	17,189	636,681

Distribution & Wholesale — 2.1%
Beacon Roofing Supply, Inc.*	48,580	982,773
Fossil, Inc.*	6,569	521,316
ScanSource, Inc.*	21,735	782,460
Watsco, Inc.	17,334	1,138,151

		3,424,700

Diversified Financial Services — 2.4%
BGC Partners, Inc., Class A	29,849	177,303
Cohen & Steers, Inc.	6,978	201,664
KBW, Inc.	16,281	247,146
Knight Capital Group, Inc., Class A*	50,836	600,881
Manning & Napier, Inc.	15,787	197,180
MarketAxess Holdings, Inc.	7,920	238,471
Ocwen Financial Corp.*	69,847	1,011,385
Piper Jaffray Cos.*	6,654	134,411
Solar Senior Capital Ltd.	11,894	187,330
Stifel Financial Corp.*	25,165	806,538

		3,802,309

Electric — 5.2%
Allete, Inc.	9,378	393,688
Atlantic Power Corp.*	17,034	243,586
Avista Corp.	12,434	320,176
Cleco Corp.	34,547	1,316,241
El Paso Electric Co.	104,204	3,609,627
IDACORP, Inc.	22,831	968,263
MGE Energy, Inc.	15,455	722,830

61

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electric — (continued)
NorthWestern Corp.	11,746	$420,389
Unisource Energy Corp.	9,358	345,497

		8,340,297

Electrical Components & Equipment — 1.5%
Acuity Brands, Inc.	10,266	544,098
Belden, Inc.	19,166	637,844
EnerSys*	19,068	495,196
Littelfuse, Inc.	16,362	703,239

		2,380,377

Electronics — 0.3%
Checkpoint Systems, Inc.*	50,205	549,243

Engineering & Construction — 0.4%
Michael Baker Corp.*	8,846	173,470
MYR Group, Inc.*	27,464	525,661

		699,131

Entertainment — 0.9%
Six Flags Entertainment Corp.	21,822	899,939
Vail Resorts, Inc.	11,475	486,081

		1,386,020

Environmental Control — 0.6%
Darling International, Inc.*	33,351	443,235
Waste Connections, Inc.	17,841	591,251

		1,034,486

Food — 1.3%
The Hain Celestial Group, Inc.*	29,704	1,088,949
TreeHouse Foods, Inc.*	14,405	941,799

		2,030,748

Gas — 2.1%
Southwest Gas Corp.	78,851	3,350,379

Hand & Machine Tools — 0.3%
Regal-Beloit Corp.	9,379	478,048

Healthcare Products — 0.9%
PSS World Medical, Inc.*	35,315	854,270
West Pharmaceutical Services, Inc.	17,620	668,679

		1,522,949

Healthcare Services — 2.8%
Amedisys, Inc.*	11,118	121,297
HealthSouth Corp.*	89,614	1,583,480
ICON Plc ADR*	61,531	1,052,796
Lincare Holdings, Inc.	50,599	1,300,900
Magellan Health Services, Inc.*	7,073	349,901

		4,408,374

Home Builders — 0.3%
Meritage Homes Corp.*	24,215	561,546

Home Furnishings — 0.7%
Harman International Industries, Inc.	14,818	563,677
Tempur-Pedic International, Inc.*	11,611	609,926

		1,173,603

Insurance — 5.7%
Alterra Capital Holdings Ltd.	42,562	1,005,740

	Number of Shares	Value†

Insurance — (continued)
American Equity Investment Life Holding Co.	129,359	$1,345,334
Aspen Insurance Holdings Ltd.	16,613	440,244
Donegal Group, Inc., Class A	10,706	151,597
Enstar Group Ltd.*	5,349	525,272
Meadowbrook Insurance Group, Inc.	178,133	1,902,460
ProAssurance Corp.	19,377	1,546,672
RLI Corp.	13,179	960,222
Symetra Financial Corp.	37,780	342,665
Tower Group, Inc.	46,060	929,030

		9,149,236

Internet — 0.1%
Blue Coat Systems, Inc.*	8,207	208,868

Investment Companies — 0.8%
Apollo Investment Corp.	28,447	183,199
Golub Capital BDC, Inc.	18,055	279,852
PennantPark Investment Corp.	41,058	414,275
Solar Capital Ltd.	15,844	349,994

		1,227,320

Iron & Steel — 0.9%
Commercial Metals Co.	30,835	426,448
Metals USA Holdings Corp.*	39,100	439,875
Schnitzer Steel Industries, Inc., Class A	12,396	524,103

		1,390,426

Leisure Time — 0.5%
Polaris Industries, Inc.	13,387	749,404

Lodging — 0.4%
Gaylord Entertainment Co.*	18,870	455,522
Orient-Express Hotels Ltd., Class A*	22,000	164,340

		619,862

Machinery — Diversified — 2.2%
Altra Holdings, Inc.*	25,552	481,144
Applied Industrial Technologies, Inc.	19,658	691,372
Graco, Inc.	18,705	764,848
Robbins & Myers, Inc.	21,657	1,051,447
Tennant Co.	15,015	583,633

		3,572,444

Media — 0.5%
Knology, Inc.*	56,262	798,920

Metal Fabricate/Hardware — 1.0%
Olympic Steel, Inc.	26,888	627,028
RBC Bearings, Inc.*	25,311	1,055,469

		1,682,497

Mining — 1.0%
Kaiser Aluminum Corp.	29,632	1,359,516
Stillwater Mining Co.*	21,799	228,018

		1,587,534

Miscellaneous Manufacturing — 2.2%
A.O. Smith Corp.	23,814	955,418
Actuant Corp., Class A	18,807	426,731
AZZ, Inc.	14,057	638,750

62

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Carlisle Cos., Inc.	33,534	$1,485,556

		3,506,455

Oil & Gas — 3.1%
Approach Resources, Inc.*	52,679	1,549,289
Magnum Hunter Resources Corp.*	187,807	1,012,280
Petroleum Development Corp.*	26,876	943,616
Rosetta Resources, Inc.*	32,804	1,426,974

		4,932,159

Oil & Gas Services — 1.6%
Key Energy Services, Inc.*	83,812	1,296,572
Oil States International, Inc.*	8,094	618,139
Thermon Group Holdings, Inc.*	36,881	649,843

		2,564,554

Pharmaceuticals — 0.7%
Herbalife Ltd.	13,490	697,028
Medicis Pharmaceutical Corp., Class A	12,580	418,285

		1,115,313

Real Estate — 0.1%
Kennedy-Wilson Holdings, Inc.	14,359	151,918

Retail — 5.8%
ANN, Inc.*	15,669	388,278
Cash America International, Inc.	6,908	322,120
DineEquity, Inc.*	5,130	216,537
Ezcorp, Inc., Class A*	16,286	429,462
First Cash Financial Services, Inc.*	12,581	441,467
Francesca’s Holdings Corp.*	11,322	195,871
GNC Holdings, Inc., Class A*	19,453	563,164
HSN, Inc.	23,634	856,969
Jos. A. Bank Clothiers, Inc.*	20,121	981,100
Mattress Firm Holding Corp.*	18,366	425,908
Nu Skin Enterprises, Inc., Class A	21,078	1,023,758
Susser Holdings Corp.*	7,277	164,606
The Children’s Place Retail Stores, Inc.*	14,147	751,489
The Finish Line, Inc., Class A	7,512	144,869
Vera Bradley, Inc.*	20,970	676,282
Vitamin Shoppe, Inc.*	9,117	363,586
World Fuel Services Corp.	32,778	1,376,020

		9,321,486

Savings & Loans — 1.6%
Brookline Bancorp, Inc.	56,172	474,092
Dime Community Bancshares, Inc.	23,906	301,216
Flushing Financial Corp.	36,462	460,515
Northwest Bancshares, Inc.	46,715	581,134
Provident Financial Services, Inc.	30,469	407,980
WSFS Financial Corp.	7,722	277,683

		2,502,620

Semiconductors — 3.5%
Cabot Microelectronics Corp.*	22,220	1,049,895
Fairchild Semiconductor International, Inc.*	63,643	766,262
Micrel, Inc.	38,700	391,257
MKS Instruments, Inc.	37,597	1,045,949
Semtech Corp.*	50,132	1,244,276

	Number of Shares	Value†

Semiconductors — (continued)
Standard Microsystems Corp.*	40,646	$1,047,447

		5,545,086

Software — 2.2%
Digi International, Inc.*	36,559	407,998
Monotype Imaging Holdings, Inc.*	37,187	579,745
Parametric Technology Corp.*	32,961	601,868
SS&C Technologies Holdings, Inc.*	67,812	1,224,685
SYNNEX Corp.*	23,386	712,338

		3,526,634

Telecommunications — 2.3%
ADTRAN, Inc.	19,136	577,142
Anixter International, Inc.*	18,082	1,078,410
Plantronics, Inc.	31,551	1,124,478
Premiere Global Services, Inc.*	108,826	921,756

		3,701,786

Textiles — 0.5%
G&K Services, Inc., Class A	27,783	808,763

Transportation — 1.1%
Forward Air Corp.	29,838	956,308
Heartland Express, Inc.	54,895	784,449

		1,740,757

TOTAL COMMON STOCKS (Cost $120,790,731)		137,816,948

REAL ESTATE INVESTMENT TRUSTS — 12.2%
Apartments — 1.9%
American Campus Communities, Inc.	50,581	2,122,379
Mid-America Apartment Communities, Inc.	13,339	834,354

		2,956,733

Building & Real Estate — 3.0%
CreXus Investment Corp.	41,430	430,043
CYS Investments, Inc.	107,468	1,412,129
MFA Financial, Inc.	180,348	1,211,939
National Retail Properties, Inc.	46,780	1,234,056
Two Harbors Investment Corp.	60,248	556,692

		4,844,859

Diversified — 3.0%
Coresite Realty Corp.	61,423	1,094,558
DuPont Fabros Technology, Inc.	33,236	804,976
Entertainment Properties Trust	36,131	1,579,286
PS Business Parks, Inc.	24,158	1,339,078

		4,817,898

Healthcare — 0.8%
National Health Investors, Inc.	17,921	788,166
Omega Healthcare Investors, Inc.	22,432	434,059

		1,222,225

Hotels & Resorts — 0.8%
DiamondRock Hospitality Co.	31,280	301,539
LaSalle Hotel Properties	6,185	149,739
Pebblebrook Hotel Trust	40,827	783,062

		1,234,340

63

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Office Property — 1.4%
BioMed Realty Trust, Inc.	75,916	$1,372,561
Hudson Pacific Properties, Inc.	34,305	485,759
Parkway Properties, Inc.	38,354	378,171

		2,236,491

Storage & Warehousing — 0.4%
CubeSmart	67,260	715,646

Strip Centers — 0.9%
Acadia Realty Trust	39,761	800,787
Retail Opportunity Investments Corp.	60,037	710,838

		1,511,625

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,586,920)		19,539,817

WARRANTS — 0.0%
Magnum Hunter Resources Corp.~ (Cost $0)	6,348	0

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,706,901)	2,706,901	2,706,901

TOTAL INVESTMENTS — 100.0% (Cost $141,084,552)		$160,063,666

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $0.

ADR — American Depository Receipt.

Plc — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$137,816,948	$137,816,948	$—	$—
REAL ESTATE INVESTMENT TRUSTS	19,539,817	19,539,817	—	—
WARRANTS	—	—	—	—
SHORT-TERM INVESTMENTS	2,706,901	2,706,901	—	—

TOTAL INVESTMENTS	$160,063,666	$160,063,666	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

64

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 87.3%
Advertising — 0.1%
Harte-Hanks, Inc.	978	$8,890
Marchex, Inc., Class B	745	4,656
MDC Partners, Inc.	600	8,112
Valuevision Media, Inc.*	1,000	1,880

		23,538

Aerospace & Defense — 1.6%
AAR Corp.	1,169	22,410
AeroVironment, Inc.*	418	13,154
Astronics Corp.*	331	11,853
Astronics Corp.*	16	580
Cubic Corp.	469	20,444
Curtiss-Wright Corp.	1,226	43,314
Ducommun, Inc.	265	3,379
Esterline Technologies Corp.*	840	47,015
GenCorp, Inc.*	1,240	6,597
HEICO Corp.	1,130	66,082
Kaman Corp.	648	17,703
Kratos Defense & Security Solutions, Inc.*	922	5,504
LMI Aerospace, Inc.*	153	2,685
Moog, Inc., Class A*	1,191	52,321
National Presto Industries, Inc.	146	13,666
Orbital Sciences Corp.*	1,696	24,643
Teledyne Technologies, Inc.*	1,004	55,069
Triumph Group, Inc.	1,026	59,970

		466,389

Agriculture — 0.3%
Alico, Inc.	51	988
Alliance One International, Inc.*	2,256	6,136
Cadiz, Inc.*	157	1,512
Griffin Land & Nurseries, Inc.	40	1,059
Limoneira Co.	100	1,691
MGP Ingredients, Inc.	300	1,512
Star Scientific, Inc.*	2,044	4,456
Tejon Ranch Co.*	288	7,050
The Andersons, Inc.	555	24,231
Universal Corp.	555	25,508
Vector Group Ltd.	1,341	23,816

		97,959

Airlines — 0.6%
Alaska Air Group, Inc.*	937	70,359
Allegiant Travel Co.*	401	21,389
Hawaiian Holdings, Inc.*	1,326	7,691
JetBlue Airways Corp.*	7,028	36,546
Republic Airways Holdings, Inc.*	1,201	4,120
SkyWest, Inc.	1,281	16,128
Spirit Airlines, Inc.*	400	6,240
US Airways Group, Inc.*	4,718	23,920

		186,393

Apparel — 1.3%
Carter’s, Inc.*	1,306	51,992
Cherokee, Inc.	200	2,334
Columbia Sportswear Co.	311	14,477

	Number of Shares	Value†

Apparel — (continued)
Crocs, Inc.*	2,200	$32,494
Delta Apparel, Inc.*	200	3,818
G-III Apparel Group Ltd.*	404	10,064
Iconix Brand Group, Inc.*	1,942	31,635
K-Swiss, Inc., Class A*	424	1,238
Maidenform Brands, Inc.*	538	9,845
Oxford Industries, Inc.	308	13,897
Perry Ellis International, Inc.*	414	5,887
Quiksilver, Inc.*	2,860	10,325
RG Barry Corp.	200	2,416
Skechers U.S.A., Inc., Class A*	1,116	13,526
Steven Madden Ltd.*	1,033	35,639
The Jones Group, Inc.	2,465	26,006
The Warnaco Group, Inc.*	1,060	53,042
True Religion Apparel, Inc.*	626	21,647
Unifi, Inc.*	360	2,736
Weyco Group, Inc.	100	2,455
Wolverine World Wide, Inc.	1,291	46,011

		391,484

Auto Manufacturers — 0.0%
Wabash National Corp.*	1,500	11,760

Auto Parts & Equipment — 0.9%
Accuride Corp.*	1,000	7,120
American Axle & Manufacturing Holdings, Inc.*	1,716	16,971
Amerigon, Inc.*	568	8,100
Commercial Vehicle Group, Inc.*	600	5,424
Cooper Tire & Rubber Co.	1,449	20,301
Dana Holding Corp.*	3,996	48,551
Dorman Products, Inc.*	296	10,931
Douglas Dynamics, Inc.	500	7,310
Exide Technologies*	1,787	4,700
Fuel Systems Solutions, Inc.*	334	5,508
Meritor, Inc.*	2,645	14,071
Miller Industries, Inc.	443	6,968
Modine Manufacturing Co.*	1,077	10,189
Motorcar Parts of America, Inc.*	300	2,250
Spartan Motors, Inc.	917	4,411
Standard Motor Products, Inc.	400	8,020
Superior Industries International, Inc.	519	8,584
Tenneco, Inc.*	1,500	44,670
Titan International, Inc.	1,213	23,605
Tower International, Inc.*	200	2,148

		259,832

Banks — 5.9%
1st Source Corp.	326	8,258
1st United Bancorp, Inc.*	400	2,220
Alliance Financial Corp.	73	2,254
Ameris Bancorp*	447	4,595
Ames National Corp.	199	3,881
Arrow Financial Corp.	350	8,204
BancFirst Corp.	160	6,006
Banco Latinoamericano de Exportaciones SA, Class E	610	9,791

65

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Bancorp Rhode Island, Inc.	69	$2,739
Bancorp, Inc.*	512	3,702
BancorpSouth, Inc.	2,449	26,988
Bank of Kentucky Financial Corp.	200	4,010
Bank of Marin Bancorp	90	3,383
Bank of the Ozarks, Inc.	676	20,030
Banner Corp.	400	6,860
Boston Private Financial Holdings, Inc.	1,758	13,959
Bridge Bancorp, Inc.	107	2,129
Bridge Capital Holdings*	300	3,120
Bryn Mawr Bank Corp.	232	4,522
Camden National Corp.	126	4,108
Capital City Bank Group, Inc.	269	2,569
Cardinal Financial Corp.	618	6,637
Cass Information Systems, Inc.	231	8,406
Cathay General Bancorp	2,050	30,606
Center Bancorp, Inc.	400	3,908
CenterState Banks of Florida, Inc.	432	2,860
Central Pacific Financial Corp.*	400	5,168
Century Bancorp, Inc., Class A	69	1,949
Chemical Financial Corp.	666	14,199
Citizens & Northern Corp.	356	6,575
City Holding Co.	348	11,794
CNB Financial Corp.	474	7,480
CoBiz Financial, Inc.	600	3,462
Columbia Banking System, Inc.	1,170	22,546
Community Bank System, Inc.	1,011	28,106
Community Trust Bancorp, Inc.	321	9,444
CVB Financial Corp.	2,592	25,998
Eagle Bancorp, Inc.*	385	5,598
Encore Bancshares, Inc.*	200	2,704
Enterprise Bancorp, Inc.	300	4,290
Enterprise Financial Services Corp.	382	5,654
F.N.B. Corp.	3,408	38,544
Financial Institutions, Inc.	340	5,488
First Bancorp	324	3,613
First Bancorp, Inc.	234	3,597
First Busey Corp.	1,802	9,010
First Commonwealth Financial Corp.	3,321	17,468
First Community Bancshares, Inc.	326	4,068
First Connecticut Bancorp, Inc.	659	8,574
First Financial Bancorp	1,605	26,707
First Financial Bankshares, Inc.	826	27,613
First Financial Corp.	280	9,318
First Interstate Bancsystem, Inc.	400	5,212
First Merchants Corp.	538	4,557
First Midwest Bancorp, Inc.	1,714	17,363
FirstMerit Corp.	2,676	40,488
Franklin Financial Corp.*	400	4,736
German American Bancorp, Inc.	292	5,311
Glacier Bancorp, Inc.	2,021	24,313
Great Southern Bancorp, Inc.	171	4,034
Hampton Roads Bankshares, Inc.*	300	822
Hancock Holding Co.	2,072	66,242
Hanmi Financial Corp*	812	6,009

	Number of Shares	Value†

Banks — (continued)
Heartland Financial USA, Inc.	317	$4,863
Heritage Commerce Corp.*	600	2,844
Heritage Financial Corp.	508	6,380
Home Bancshares, Inc.	582	15,080
Hudson Valley Holding Corp.	462	9,804
Iberiabank Corp.	746	36,778
Independent Bank Corp.	471	12,854
International Bancshares Corp.	1,525	27,961
Lakeland Bancorp, Inc.	533	4,594
Lakeland Financial Corp.	494	12,780
MainSource Financial Group, Inc.	521	4,600
MB Financial, Inc.	1,349	23,068
Merchants Bancshares, Inc.	86	2,511
Metro Bancorp, Inc.*	263	2,204
Midsouth Bancorp, Inc.	186	2,420
National Bankshares, Inc.	119	3,322
National Penn Bancshares, Inc.	3,387	28,586
NBT Bancorp, Inc.	811	17,947
Old National Bancorp	2,586	30,127
OmniAmerican Bancorp, Inc.*	291	4,569
Oriental Financial Group, Inc.	1,010	12,231
Orrstown Financial Services, Inc.	87	718
Pacific Capital Bancorp*	100	2,824
Pacific Continental Corp.	262	2,319
PacWest Bancorp	723	13,701
Park National Corp.	324	21,079
Park Sterling Corp.*	800	3,264
Penns Woods Bancorp, Inc.	68	2,637
Peoples Bancorp, Inc.	272	4,028
Pinnacle Financial Partners, Inc.*	763	12,322
PrivateBancorp, Inc.	1,398	15,350
Prosperity Bancshares, Inc.	1,226	49,469
Renasant Corp.	537	8,055
Republic Bancorp, Inc., Class A	387	8,862
S&T Bancorp, Inc.	659	12,883
S.Y. Bancorp, Inc.	445	9,136
Sandy Spring Bancorp, Inc.	785	13,777
SCBT Financial Corp.	296	8,587
Seacoast Banking Corp. of Florida*	2,200	3,344
Sierra Bancorp	212	1,866
Signature Bank*	1,183	70,968
Simmons First National Corp., Class A	400	10,876
Southside Bancshares, Inc.	334	7,234
Southwest Bancorp, Inc.*	436	2,599
State Bancorp, Inc.	335	4,087
State Bank Financial Corp.*	800	12,088
StellarOne Corp.	616	7,010
Sterling Bancorp	686	5,927
Sterling Financial Corp.*	700	11,690
Suffolk Bancorp	143	1,543
Sun Bancorp, Inc.*	1,100	2,662
Susquehanna Bancshares, Inc.	3,806	31,894
SVB Financial Group*	1,119	53,365
Taylor Capital Group, Inc.*	233	2,265
Texas Capital Bancshares, Inc.*	973	29,784

66

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
The First of Long Island Corp.	195	$5,132
Tompkins Financial Corp.	158	6,085
Tower Bancorp, Inc.	363	10,360
TowneBank	459	5,618
Trico Bancshares	304	4,323
TrustCo Bank Corp.	1,952	10,951
Trustmark Corp.	1,730	42,022
UMB Financial Corp.	881	32,817
Umpqua Holdings Corp.	3,162	39,177
Union First Market Bankshares Corp.	742	9,861
United Bankshares, Inc.	1,294	36,581
United Community Banks, Inc.*	978	6,836
Univest Corp. of Pennsylvania	300	4,392
Virginia Commerce Bancorp*	400	3,092
Walker & Dunlap*	400	5,024
Washington Banking Co.	475	5,657
Washington Trust Bancorp, Inc.	270	6,442
Webster Financial Corp.	1,928	39,312
WesBanco, Inc.	615	11,974
West Bancorporation, Inc.	268	2,567
West Coast Bancorp*	659	10,280
Westamerica Bancorporation	773	33,935
Western Alliance Bancorp*	1,575	9,812
Wilshire Bancorp, Inc.*	1,576	5,721
Wintrust Financial Corp.	842	23,618

		1,769,124

Beverages — 0.2%
Boston Beer Co., Inc., Class A*	210	22,798
Central European Distribution Corp.*	1,700	7,437
Coca-Cola Bottling Co. Consolidated	174	10,188
Farmers Brothers Co.	204	1,559
National Beverage Corp.*	242	3,889
Peet’s Coffee & Tea, Inc.*	359	22,502
Primo Water Corp.*	300	912

		69,285

Biotechnology — 2.2%
Acorda Therapeutics, Inc.*	931	22,195
Affymax, Inc.*	810	5,354
Alkermes Plc	2,392	41,525
Alnylam Pharmaceuticals, Inc.*	739	6,023
AMAG Pharmaceuticals, Inc.*	556	10,514
Arena Pharmaceuticals, Inc.*	4,606	8,613
Ariad Pharmaceuticals, Inc.*	3,264	39,984
Arqule, Inc.*	1,796	10,129
Astex Pharmaceuticals, Inc.*	651	1,230
BioCryst Pharmaceuticals, Inc.*	597	1,475
Biosante Pharmaceuticals, Inc.*	2,400	1,205
Biotime, Inc.*	400	2,324
Cambrex Corp.*	667	4,789
Cell Therapeutics, Inc.*	4,200	4,872
Celldex Therapeutics, Inc.*	644	1,674
Chelsea Therapeutics International, Inc.*	874	4,484
Complete Genomics, Inc.*	200	586
Cubist Pharmaceuticals, Inc.*	1,544	61,173

	Number of Shares	Value†

Biotechnology — (continued)
Curis, Inc.*	1,673	$7,830
Dynavax Technologies Corp.*	3,900	12,948
Emergent BioSolutions, Inc.*	758	12,765
Enzo Biochem, Inc.*	795	1,781
Enzon Pharmaceuticals, Inc.*	905	6,063
Exact Sciences Corp.*	1,200	9,744
Exelixis, Inc.*	2,869	13,585
Geron Corp.*	2,750	4,070
GTx, Inc.*	1,000	3,360
Halozyme Therapeutics, Inc.*	1,989	18,915
Harvard Bioscience, Inc.*	700	2,709
Immunogen, Inc.*	2,063	23,890
Immunomedics, Inc.*	1,436	4,782
Incyte Corp. Ltd.*	2,498	37,495
Inhibitex, Inc.*	1,664	18,204
Insmed, Inc.*	600	1,830
InterMune, Inc.*	1,443	18,182
Lexicon Pharmaceuticals, Inc.*	3,626	4,678
Ligand Pharmaceuticals, Inc.*	444	5,270
Maxygen, Inc.*	600	3,378
Micromet, Inc.*	2,029	14,588
Momenta Pharmaceuticals, Inc.*	1,382	24,033
Novavax, Inc.*	1,329	1,675
NPS Pharmaceuticals, Inc.*	1,957	12,897
Nymox Pharmaceutical Corp*	600	4,932
OncoGenex Pharmaceutical, Inc.*	300	3,522
Oncothyreon, Inc.*	1,000	7,580
Pacific Biosciences of California, Inc.*	800	2,240
PDL BioPharma, Inc.	3,717	23,045
Peregrine Pharmaceuticals, Inc.*	1,000	1,030
PharmAthene, Inc.*	1,100	1,397
RTI Biologics, Inc.*	2,035	9,035
Sangamo Biosciences, Inc.*	1,003	2,848
Seattle Genetics, Inc.*	2,506	41,888
Sequenom, Inc.*	2,097	9,332
The Medicines Co.*	1,492	27,811
Vical, Inc.*	2,121	9,354
ZIOPHARM Oncology, Inc.*	1,500	6,615

		643,450

Building Materials — 0.8%
AAON, Inc.	438	8,975
Apogee Enterprises, Inc.	543	6,657
Broadwind Energy, Inc.*	1,724	1,172
Builders FirstSource, Inc.*	373	761
Comfort Systems USA, Inc.	1,227	13,153
Drew Industries, Inc.*	491	12,044
Eagle Materials, Inc.	1,289	33,076
Gibraltar Industries, Inc.*	801	11,182
Interline Brands, Inc.*	1,050	16,348
Louisiana-Pacific Corp.*	3,294	26,583
LSI Industries, Inc.	314	1,884
NCI Building Systems, Inc.*	464	5,044
Quanex Building Products Corp.	825	12,392
Simpson Manufacturing Co., Inc.	1,085	36,521
Texas Industries, Inc.	633	19,484

67

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials —(continued)
Trex Co., Inc.*	331	$7,583
Universal Forest Products, Inc.	483	14,910
USG Corp.*	1,700	17,272

		245,041

Chemicals — 1.7%
A. Schulman, Inc.	788	16,690
Aceto Corp.	642	4,430
American Vanguard Corp.	478	6,376
Balchem Corp.	705	28,581
Chemtura Corp.*	2,644	29,983
Codexis, Inc.*	612	3,244
Ferro Corp.*	2,638	12,900
Georgia Gulf Corp.*	800	15,592
H.B. Fuller Co.	1,280	29,581
Hawkins, Inc.	249	9,178
Innophos Holdings, Inc.	596	28,942
Innospec, Inc.*	600	16,842
KMG Chemicals, Inc.	200	3,454
Kraton Performance Polymers, Inc.*	741	15,042
Landec Corp.*	518	2,859
Minerals Technologies, Inc.	464	26,230
NewMarket Corp.	230	45,565
Olin Corp.	2,092	41,108
OM Group, Inc.*	754	16,882
Omnova Solutions, Inc.*	1,168	5,384
PolyOne Corp.	2,556	29,522
Quaker Chemical Corp.	311	12,095
Sensient Technologies Corp.	1,374	52,075
Spartech Corp.*	446	2,109
Stepan Co.	254	20,361
TPC Group, Inc.*	300	6,999
Zep, Inc.	592	8,276
Zoltek Cos., Inc.*	595	4,534

		494,834

Coal — 0.2%
Cloud Peak Energy, Inc.*	1,700	32,844
James River Coal Co.*	832	5,758
L&L Energy, Inc.*	300	777
Patriot Coal Corp.*	2,594	21,971
Suncoke Energy, Inc.*	541	6,059
Westmoreland Coal Co.*	300	3,825

		71,234

Commercial Services — 6.5%
ABM Industries, Inc.	1,339	27,610
Acacia Research - Acacia Technologies*	1,180	43,082
Accretive Health, Inc.*	1,112	25,554
Advance America Cash Advance Centers, Inc.	1,758	15,734
Albany Molecular Research, Inc.*	547	1,603
American Public Education, Inc.*	455	19,692
American Reprographics Co.*	736	3,378
AMN Healthcare Services, Inc.*	709	3,141
Arbitron, Inc.	771	26,530
Ascent Capital Group Inc., Class A*	331	16,788

	Number of Shares	Value†

Commercial Services — (continued)
Aveo Pharmaceuticals, Inc.*	800	$13,760
Avis Budget Group, Inc.*	2,566	27,508
Barrett Business Services, Inc.	142	2,834
Bridgepoint Education, Inc.*	533	12,259
Capella Education Co.*	407	14,672
Cardtronics, Inc.*	1,163	31,471
CBIZ, Inc.*	1,340	8,187
CDI Corp.	241	3,328
Cenveo, Inc.*	1,299	4,417
Chemed Corp.	529	27,090
Consolidated Graphics, Inc.*	242	11,684
Convergys Corp.*	2,883	36,816
Corinthian Colleges, Inc.*	1,570	3,407
Corvel Corp.*	181	9,360
CoStar Group, Inc.*	647	43,174
CRA International, Inc.*	274	5,436
Cross Country Healthcare, Inc.*	584	3,241
Deluxe Corp.	1,307	29,747
Dfc Global Corp.*	1,180	21,311
Dollar Thrifty Automotive Group, Inc.	703	49,393
Electro Rent Corp.	415	7,117
Essex Rental Corp.*	500	1,475
Euronet Worldwide, Inc.*	1,255	23,192
Examworks Group, Inc.*	600	5,688
ExlService Holdings, Inc.*	400	8,948
Forrester Research, Inc.*	375	12,728
Franklin Covey Co.*	241	2,041
FTI Consulting, Inc.*	1,156	49,038
Global Cash Access Holdings, Inc.*	2,396	10,662
Grand Canyon Education, Inc.*	856	13,662
Great Lakes Dredge & Dock Corp.	1,351	7,512
H&E Equipment Services, Inc.*	559	7,502
Healthcare Services Group	1,680	29,719
Heartland Payment Systems, Inc.	969	23,605
Heidrick & Struggles International, Inc.	369	7,948
Hill International, Inc.*	589	3,027
Hillenbrand, Inc.	1,674	37,364
HMS Holdings Corp.*	2,215	70,836
Hudson Highland Group, Inc.*	600	2,874
Huron Consulting Group, Inc.*	528	20,455
ICF International, Inc.*	448	11,101
Insperity, Inc.	524	13,283
Intersections, Inc.	300	3,327
K12, Inc.*	752	13,491
Kelly Services, Inc., Class A	614	8,400
Kenexa Corp.*	734	19,598
Kforce, Inc.*	1,086	13,390
Korn/Ferry International*	1,090	18,595
Landauer, Inc.	280	14,420
Lincoln Educational Services Corp.	565	4,464
Live Nation Entertainment, Inc.*	3,771	31,337
Mac-Gray Corp.	199	2,744
Maximus, Inc.	844	34,899
McGrath Rentcorp	553	16,032
Medifast, Inc.*	231	3,169
Moneygram International, Inc.*	278	4,935

68

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Monro Muffler Brake, Inc.	737	$28,588
Multi-Color Corp.	367	9,443
National American University Holdings, Inc.	400	3,032
National Research Corp.	29	1,126
Navigant Consulting, Inc.*	1,584	18,073
Odyssey Marine Exploration, Inc.*	1,800	4,932
On Assignment, Inc.*	852	9,525
Parexel International Corp.*	1,499	31,089
Pendrell Corp.*	3,700	9,472
PHH Corp.*	1,389	14,862
PRGX Global*	600	3,570
Quad Graphics, Inc.	600	8,604
Rent-A-Center, Inc.	1,653	61,161
Resources Connection, Inc.	1,022	10,823
Rollins, Inc.	1,617	35,930
RPX Corp.*	200	2,530
RSC Holdings, Inc.*	1,610	29,785
ServiceSource International, Inc.*	300	4,707
Sotheby’s	1,741	49,671
Standard Parking Corp.*	393	7,023
Steiner Leisure Ltd.*	343	15,569
Stewart Enterprises, Inc., Class A	2,008	11,566
Strayer Education, Inc.	300	29,157
SuccessFactors, Inc.*	2,156	85,960
Swisher Hygiene, Inc.*	2,100	7,854
Team Health Holdings, Inc.*	672	14,831
Team, Inc.*	492	14,637
TeleTech Holdings, Inc.*	707	11,453
The Advisory Board Co.*	425	31,539
The Corporate Executive Board Co.	969	36,919
The GEO Group, Inc.*	1,573	26,348
The Hackett Group, Inc.*	801	2,996
The Providence Service Corp.*	200	2,752
TMS International Corp.*	300	2,964
TNS, Inc.*	642	11,376
Transcend Services, Inc.*	216	5,126
TrueBlue, Inc.*	1,176	16,323
United Rentals, Inc.*	1,533	45,300
Universal Technical Institute, Inc.*	525	6,710
Valassis Communications, Inc.*	1,366	26,268
Viad Corp.	471	8,233
Wright Express Corp.*	1,057	57,374
Zillow, Inc.*	188	4,226
Zipcar, Inc.*	300	4,026

		1,924,238

Computers — 2.0%
3D Systems Corp.*	1,256	18,086
Agilysys, Inc.*	376	2,989
CACI International, Inc., Class A*	750	41,940
Ciber, Inc.*	1,557	6,010
Computer Task Group, Inc.*	279	3,928
Cray, Inc.*	699	4,523
Digimarc Corp.*	100	2,389
Dot Hill Systems Corp.*	1,600	2,128

	Number of Shares	Value†

Computers — (continued)
Dynamics Research Corp.*	300	$3,402
Echelon Corp.*	705	3,433
Electronics for Imaging, Inc.*	1,324	18,867
iGate Corp.*	757	11,908
Imation Corp.*	584	3,346
Immersion Corp.*	842	4,362
Insight Enterprises, Inc.*	1,243	19,006
J2 Global, Inc.	1,174	33,036
Jack Henry & Associates, Inc.	2,238	75,219
Keyw Holding Corp. (The)*	300	2,220
LivePerson, Inc.*	1,225	15,374
Magma Design Automation, Inc.*	1,700	12,206
Manhattan Associates, Inc.*	517	20,928
Maxwell Technologies, Inc.*	666	10,816
Mentor Graphics Corp.*	2,376	32,219
Mercury Computer Systems, Inc.*	736	9,781
MTS Systems Corp.	360	14,670
NCI, Inc., Class A*	73	851
NetScout Systems, Inc.*	865	15,224
OCZ Technology Group, Inc.*	1,300	8,593
Quantum Corp.*	5,361	12,866
RadiSys Corp.*	540	2,732
RealD, Inc.*	908	7,210
Rimage Corp.	251	2,824
Silicon Graphics International Corp.*	666	7,632
Spansion, Inc., Class A*	1,200	9,936
STEC, Inc.*	899	7,722
Stratasys, Inc.*	521	15,844
Super Micro Computer, Inc.*	871	13,657
SYKES Enterprises, Inc.*	936	14,658
Synaptics, Inc.*	916	27,617
Syntel, Inc.	380	17,773
Unisys Corp.*	1,224	24,125
Virtusa Corp.*	289	4,185
Wave Systems Corp., Class A*	1,500	3,255
Xyratex Ltd.	900	11,988

		581,478

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	714	26,447
Inter Parfums, Inc.	324	5,041
Revlon, Inc., Class A*	270	4,015

		35,503

Distribution & Wholesale — 1.0%
Beacon Roofing Supply, Inc.*	1,281	25,915
Brightpoint, Inc.*	1,615	17,377
Chindex International, Inc.*	314	2,675
Core-Mark Holding Co., Inc.	241	9,544
Houston Wire & Cable Co.	369	5,099
MWI Veterinary Supply, Inc.*	326	21,659
Owens & Minor, Inc.	1,676	46,576
Pool Corp.	1,276	38,408
Rentrak Corp.*	165	2,356
ScanSource, Inc.*	781	28,116
School Specialty, Inc.*	292	730

69

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Distribution & Wholesale — (continued)
Titan Machinery, Inc.*	323	$7,019
United Stationers, Inc.	1,219	39,691
Watsco, Inc.	738	48,457

		293,622

Diversified Financial Services — 1.8%
Aircastle Ltd.	1,676	21,319
Apollo Residential Mortgage, Inc.	432	6,592
Artio Global Investors, Inc.	696	3,397
BGC Partners, Inc., Class A	2,007	11,922
Calamos Asset Management, Inc., Class A	469	5,867
Cohen & Steers, Inc.	517	14,941
Cowen Group, Inc., Class A*	2,090	5,413
Credit Acceptance Corp.*	226	18,595
Diamond Hill Investment Group, Inc.	50	3,699
Doral Financial Corp.*	3,277	3,133
Duff & Phelps Corp., Class A	670	9,715
Edelman Financial Group, Inc.	682	4,481
Encore Capital Group, Inc.*	397	8,440
Epoch Holding Corp.	280	6,224
Evercore Partners, Inc., Class A	622	16,558
FBR Capital Markets Corp.*	1,108	2,271
Federal Agricultural Mortgage Corp., Class C	200	3,604
Financial Engines, Inc.*	900	20,097
FXCM, Inc.	600	5,850
GAMCO Investors, Inc., Class A	162	7,045
GFI Group, Inc.	1,724	7,103
Gleacher & Co., Inc.*	1,111	1,867
Higher One Holdings, Inc.*	700	12,908
Imperial Holdings, Inc.*	500	940
INTL FCstone, Inc.*	293	6,906
Investment Technology Group, Inc.*	1,000	10,810
JMP Group, Inc.	263	1,880
KBW, Inc.	921	13,981
Knight Capital Group, Inc., Class A*	2,825	33,392
Ladenburg Thalmann Financial Services, Inc.*	1,800	4,464
Manning & Napier, Inc.	300	3,747
MarketAxess Holdings, Inc.	799	24,058
Marlin Business Services Corp.	200	2,540
National Financial Partners Corp.*	1,015	13,723
Nelnet, Inc., Class A	799	19,552
Netspend Holdings, Inc.*	700	5,677
NewStar Financial, Inc.*	500	5,085
Nicholas Financial, Inc.	300	3,846
Ocwen Financial Corp.*	2,460	35,621
Oppenheimer Holdings, Inc., Class A	238	3,832
Piper Jaffray Cos.*	387	7,817
Portfolio Recovery Associates, Inc.*	416	28,088
Pzena Investment Management, Inc., Class A	130	563
Seacube Container Leasing Ltd.	300	4,443
Solar Senior Capital Ltd.	100	1,575
Stifel Financial Corp.*	1,409	45,158
SWS Group, Inc.	768	5,276
Teton Advisors, Inc., Class B~	2	33
The First Marblehead Corp.*	714	835

	Number of Shares	Value†

Diversified Financial Services — (continued)
Virtus Investment Partners, Inc.*	172	$13,074
Westwood Holdings Group, Inc.	111	4,057
World Acceptance Corp.*	362	26,607

		528,621

Electric — 2.3%
Allete, Inc.	851	35,725
Ameresco, Inc., Class A*	300	4,116
Atlantic Power Corp.*	2,927	41,856
Avista Corp.	1,539	39,629
Black Hills Corp.	1,048	35,192
Central Vermont Public Service Corp.	391	13,724
CH Energy Group, Inc.	362	21,134
Cleco Corp.	1,571	59,855
Dynegy, Inc.*	2,400	6,648
El Paso Electric Co.	1,177	40,771
EnerNOC, Inc.*	700	7,609
Genie Energy Ltd.	300	2,379
IDACORP, Inc.	1,301	55,175
MGE Energy, Inc.	628	29,372
NorthWestern Corp.	980	35,074
Ormat Technologies, Inc.	400	7,212
Otter Tail Corp.	892	19,642
Pike Electric Corp.*	358	2,574
PNM Resources, Inc.	2,310	42,111
Portland General Electric Co.	1,956	49,467
The Empire District Electric Co.	1,219	25,709
UIL Holdings Corp.	1,391	49,200
Unisource Energy Corp.	1,027	37,917
Unitil Corp.	363	10,302

		672,393

Electrical Components & Equipment — 1.0%
A123 Systems, Inc.*	1,700	2,737
Active Power, Inc.*	2,100	1,386
Acuity Brands, Inc.	1,132	59,996
Advanced Energy Industries, Inc.*	1,393	14,947
American Superconductor Corp.*	1,090	4,022
Belden, Inc.	1,255	41,766
Capstone Turbine Corp.*	4,500	5,220
Coleman Cable, Inc.*	300	2,610
Encore Wire Corp.	571	14,789
EnerSys*	1,423	36,955
Generac Holdings, Inc.*	649	18,192
Graham Corp.	266	5,969
InSteel Industries, Inc.	391	4,297
Littelfuse, Inc.	578	24,842
Powell Industries, Inc.*	229	7,163
Power-One, Inc.*	1,424	5,568
PowerSecure International, Inc.*	198	980
SatCon Technology Corp.*	2,939	1,764
Universal Display Corp.*	949	34,819
Valence Technology, Inc.*	3,300	3,234
Vicor Corp.	422	3,359

		294,615

70

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 2.1%
American Science & Engineering, Inc.	278	$18,935
Analogic Corp.	307	17,597
Badger Meter, Inc.	459	13,508
Bel Fuse, Inc., Class B	269	5,044
Benchmark Electronics, Inc.*	1,677	22,589
Brady Corp., Class A	1,257	39,684
Checkpoint Systems, Inc.*	945	10,338
Coherent, Inc.*	673	35,178
CTS Corp.	863	7,940
Cymer, Inc.*	857	42,644
Daktronics, Inc.	709	6,785
DDi Corp.	279	2,603
Electro Scientific Industries, Inc.	693	10,035
FARO Technologies, Inc.*	420	19,320
FEI Co.*	1,046	42,656
Fluidigm Corp.*	200	2,632
Identive Group, Inc.*	2,166	4,830
II-VI, Inc.*	1,256	23,060
Kemet Corp.*	1,100	7,755
Lecroy Corp.*	400	3,364
Measurement Specialties, Inc.*	370	10,345
Methode Electronics, Inc.	860	7,129
Microvision, Inc.*	1,730	623
Multi-Fineline Electronix, Inc.*	152	3,124
Newport Corp.*	863	11,745
NVE Corp.*	109	6,053
OSI Systems, Inc.*	557	27,171
Park Electrochemical Corp.	633	16,217
Plexus Corp.*	903	24,724
Pulse Electronics Corp.	916	2,565
Rofin-Sinar Technologies, Inc.*	686	15,675
Rogers Corp.*	460	16,956
Sanmina-SCI Corp.*	2,326	21,655
SRS Labs, Inc.*	221	1,271
Stoneridge, Inc.*	673	5,673
Taser International, Inc.*	1,711	8,760
TTM Technologies, Inc.*	1,259	13,799
Viasystems Group, Inc.*	100	1,692
Vishay Precision Group, Inc.*	300	4,794
Watts Water Technologies, Inc., Class A	717	24,529
Woodward, Inc.	1,623	66,429
X-Rite, Inc.*	545	2,529
Zagg, Inc.*	500	3,535
Zygo Corp.*	382	6,742

		640,232

Energy-Alternate Sources — 0.2%
Amyris, Inc.*	400	4,616
Clean Energy Fuels Corp.*	1,300	16,198
FuelCell Energy, Inc.*	2,681	2,338
Futurefuel Corp.	500	6,210
Gevo, Inc.*	200	1,258
Green Plains Renewable Energy, Inc.*	467	4,558
Headwaters, Inc.*	1,480	3,286
Kior, Inc. - Class A*	380	3,868

	Number of Shares	Value†

Energy-Alternate Sources — (continued)
Rex Stores Corp.*	192	$4,245
Solazyme, Inc.*	300	3,570
Syntroleum Corp.*	1,113	1,068

		51,215

Engineering & Construction — 0.6%
Argan, Inc.	136	2,068
Dycom Industries, Inc.*	853	17,845
EMCOR Group, Inc.	1,763	47,266
Exponent, Inc.*	420	19,307
Granite Construction, Inc.	944	22,392
Layne Christensen Co.*	426	10,309
MasTec, Inc.*	1,364	23,693
Michael Baker Corp.*	191	3,745
Mistras Group, Inc.*	300	7,647
MYR Group, Inc.*	583	11,159
Orion Marine Group, Inc.*	437	2,906
Sterling Construction Co., Inc.*	353	3,802
Tutor Perini Corp.*	997	12,303
VSE Corp.	104	2,525

		186,967

Entertainment — 0.8%
Churchill Downs, Inc.	320	16,682
Cinemark Holdings, Inc.	2,414	44,635
International Speedway Corp.	700	17,745
Isle of Capri Casinos, Inc.*	241	1,125
Lions Gate Entertainment Corp.*	1,100	9,152
Multimedia Games, Inc.*	470	3,732
National CineMedia, Inc.	1,474	18,278
Pinnacle Entertainment, Inc.*	1,782	18,105
Scientific Games Corp., Class A*	1,500	14,550
Shuffle Master, Inc.*	1,285	15,060
Six Flags Entertainment Corp.	1,157	47,715
Speedway Motorsports, Inc.	316	4,844
Vail Resorts, Inc.	946	40,072

		251,695

Environmental Control — 0.9%
Calgon Carbon Corp.*	1,462	22,968
Casella Waste Systems, Inc., Class A*	600	3,840
Clean Harbors, Inc.*	1,216	77,496
Darling International, Inc.*	3,067	40,760
Energy Recovery, Inc.*	1,918	4,948
EnergySolutions, Inc.*	2,066	6,384
Fuel Tech, Inc.*	375	2,468
Heckmann Corp.*	2,213	14,716
Heritage-Crystal Clean, Inc.*	200	3,312
Met-Pro Corp.	452	4,086
Metalico, Inc.*	781	2,569
Mine Safety Appliances Co.	721	23,880
Rentech, Inc.*	7,187	9,415
Tetra Tech, Inc.*	1,664	35,926
TRC Cos., Inc.*	500	3,005

71

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Environmental Control — (continued)
U.S. Ecology, Inc.	442	$8,301
WCA Waste Corp.*	500	3,255

		267,329

Food — 1.9%
Arden Group, Inc., Class A	11	990
B&G Foods, Inc., Class A	1,372	33,024
Cal-Maine Foods, Inc.	323	11,812
Calavo Growers, Inc.	251	6,446
Chefs Warehouse Holdings, Inc.*	450	8,037
Chiquita Brands International, Inc.*	1,024	8,540
Diamond Foods, Inc.	576	18,588
Dole Food Co., Inc.*	860	7,439
Fresh Del Monte Produce, Inc.	916	22,909
Fresh Market, Inc. (The)*	700	27,930
Imperial Sugar Co.	423	1,510
Ingles Markets, Inc., Class A	304	4,578
J&J Snack Foods Corp.	332	17,689
Lancaster Colony Corp.	472	32,729
Lifeway Foods, Inc.*	87	839
Nash Finch Co.	240	7,027
Pilgrim’s Pride Corp.*	900	5,184
Ruddick Corp.	1,337	57,010
Sanderson Farms, Inc.	534	26,769
Seaboard Corp.*	9	18,324
Seneca Foods Corp., Class A*	211	5,448
Senomyx, Inc.*	700	2,436
Smart Balance, Inc.*	1,879	10,071
Snyders-Lance, Inc.	1,279	28,778
Spartan Stores, Inc.	602	11,137
The Hain Celestial Group, Inc.*	962	35,267
Tootsie Roll Industries, Inc.	544	12,876
TreeHouse Foods, Inc.*	914	59,757
United Natural Foods, Inc.*	1,200	48,012
Village Super Market, Inc., Class A	168	4,780
Weis Markets, Inc.	266	10,624
Winn-Dixie Stores, Inc.*	1,527	14,323

		560,883

Forest Products & Paper — 0.6%
Boise, Inc.	2,425	17,266
Buckeye Technologies, Inc.	1,080	36,115
Clearwater Paper Corp.*	678	24,144
Deltic Timber Corp.	292	17,634
KapStone Paper and Packaging Corp.*	920	14,481
Neenah Paper, Inc.	274	6,116
P.H. Glatfelter Co.	1,059	14,953
Schweitzer-Mauduit International, Inc.	438	29,109
Wausau Paper Corp.	1,581	13,059
Xerium Technologies, Inc.*	200	1,308

		174,185

Gas — 1.2%
AGL Resources, Inc.	76	3,212
BBcn Bancorp, Inc.*	1,885	17,813
Chesapeake Utilities Corp.	257	11,141

	Number of Shares	Value†

Gas — (continued)
New Jersey Resources Corp.	1,132	$55,694
Northwest Natural Gas Co.	650	31,155
Piedmont Natural Gas Co., Inc.	1,851	62,897
South Jersey Industries, Inc.	740	42,039
Southwest Gas Corp.	1,194	50,733
The Laclede Group, Inc.	556	22,501
WGL Holdings, Inc.	1,394	61,643

		358,828

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	585	25,483

Healthcare Products — 3.3%
Abaxis, Inc.*	629	17,404
ABIOMED, Inc.*	789	14,573
Accuray, Inc.*	1,538	6,506
Affymetrix, Inc.*	2,371	9,697
Align Technology, Inc.*	1,665	39,502
Alphatec Holdings, Inc.*	816	1,404
AngioDynamics, Inc.*	558	8,264
ArthroCare Corp.*	755	23,918
Atricure, Inc.*	400	4,440
Atrion Corp.	37	8,889
Biolase Technology, Inc.*	817	2,100
BioMimetic Therapeutics, Inc.*	320	912
Cantel Medical Corp.	300	8,379
CardioNet, Inc.*	289	685
Cardiovascular Systems, Inc.*	400	3,940
Cepheid, Inc.*	1,680	57,809
Cerus Corp.*	800	2,240
Columbia Laboratories, Inc.*	1,900	4,750
Conceptus, Inc.*	792	10,011
CONMED Corp.*	803	20,613
CryoLife, Inc.*	599	2,875
Cyberonics, Inc.*	832	27,872
Cynosure, Inc., Class A*	195	2,293
Delcath Systems, Inc.*	1,021	3,114
DexCom, Inc.*	1,542	14,356
Endologix, Inc.*	1,298	14,901
Exactech, Inc.*	209	3,442
Genomic Health, Inc.*	509	12,924
Greatbatch, Inc.*	693	15,315
Haemonetics Corp.*	673	41,201
Hanger Orthopedic Group, Inc.*	808	15,102
Hansen Medical, Inc.*	1,388	3,581
HeartWare International, Inc.*	289	19,941
ICU Medical, Inc.*	279	12,555
Insulet Corp.*	1,146	21,579
Integra LifeSciences Holdings Corp.*	526	16,217
Invacare Corp.	690	10,550
IRIS International, Inc.*	550	5,143
Kensey Nash Corp.*	139	2,667
Luminex Corp.*	953	20,232
MAKO Surgical Corp.*	905	22,815
Masimo Corp.*	1,404	26,234
Medical Action Industries, Inc.*	316	1,653

72

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Medtox Scientific, Inc.*	200	$2,810
Merge Healthcare, Inc.*	1,657	8,036
Meridian Bioscience, Inc.	1,160	21,854
Merit Medical Systems, Inc.*	1,075	14,383
Natus Medical, Inc.*	575	5,422
Neoprobe Corp.*	2,200	5,764
NuVasive, Inc.*	906	11,407
NxStage Medical, Inc.*	1,084	19,274
OraSure Technologies, Inc.*	1,201	10,941
Orthofix International NV*	471	16,593
Palomar Medical Technologies, Inc.*	361	3,357
PSS World Medical, Inc.*	1,485	35,922
Quidel Corp.*	651	9,850
Rockwell Medical Technologies, Inc.*	400	3,388
Solta Medical, Inc.*	1,200	3,768
SonoSite, Inc.*	311	16,750
Spectranetics Corp.*	765	5,523
STAAR Surgical Co.*	700	7,343
Stereotaxis, Inc.*	1,188	978
STERIS Corp.	1,632	48,666
SurModics, Inc.*	273	4,002
Symmetry Medical, Inc.*	944	7,543
Synergetics USA, Inc.*	700	5,166
Synovis Life Technologies, Inc.*	284	7,904
The Female Health Co.	304	1,371
Tornier BV*	300	5,400
Unilife Corp.*	1,910	5,959
Uroplasty, Inc.*	600	2,550
Vascular Solutions, Inc.*	283	3,150
Volcano Corp.*	1,364	32,450
West Pharmaceutical Services, Inc.	889	33,738
Wright Medical Group, Inc.*	1,061	17,506
Young Innovations, Inc.	97	2,874
Zoll Medical Corp.*	543	34,307

		978,547

Healthcare Services — 1.8%
Air Methods Corp.*	329	27,784
Alliance HealthCare Services, Inc.*	679	856
Almost Family, Inc.*	177	2,935
Amedisys, Inc.*	806	8,794
American Dental Partners, Inc.*	331	6,233
Amsurg Corp.*	723	18,827
Assisted Living Concepts, Inc., Class A	404	6,016
Bio-Reference Labs, Inc.*	707	11,503
Capital Senior Living Corp.*	436	3,462
Centene Corp.*	1,268	50,200
Emeritus Corp.*	683	11,959
Five Star Quality Care, Inc.*	800	2,400
Gentiva Health Services, Inc.*	623	4,205
HealthSouth Corp.*	2,536	44,811
Healthspring, Inc.*	1,734	94,572
Healthways, Inc.*	658	4,514
IPC The Hospitalist Co., Inc.*	447	20,437
Kindred Healthcare, Inc.*	1,586	18,667
LHC Group, Inc.*	382	4,901

	Number of Shares	Value†

Healthcare Services — (continued)
Magellan Health Services, Inc.*	841	$41,604
Metropolitan Health Networks, Inc.*	779	5,819
Molina Healthcare, Inc.*	668	14,916
National Healthcare Corp.	206	8,631
RadNet, Inc.*	900	1,917
Select Medical Holdings Corp.*	1,300	11,024
Skilled Healthcare Group, Inc., Class A*	561	3,063
Sun Healthcare Group, Inc.*	518	2,010
Sunrise Senior Living, Inc.*	1,334	8,644
The Ensign Group, Inc.	540	13,230
Triple-S Management Corp., Class B*	391	7,828
U.S. Physical Therapy, Inc.	191	3,759
Vanguard Health Systems, Inc.*	987	10,087
WellCare Health Plans, Inc.*	1,126	59,115

		534,723

Holding Companies — 0.1%
Compass Diversified Holdings	1,206	14,942
Harbinger Group, Inc.*	175	702
Primoris Services Corp.	890	13,288

		28,932

Home Builders — 0.3%
Beazer Homes USA, Inc.*	1,421	3,524
Cavco Industries, Inc.*	169	6,770
Hovnanian Enterprises, Inc., Class A*	1,610	2,335
KB Home	1,800	12,096
M.D.C. Holdings, Inc.	900	15,867
M/I Homes, Inc.*	336	3,226
Meritage Homes Corp.*	690	16,001
Skyline Corp.	87	378
Standard Pacific Corp.*	3,690	11,734
The Ryland Group, Inc.	1,346	21,213
Winnebago Industries, Inc.*	722	5,328

		98,472

Home Furnishings — 0.4%
American Woodmark Corp.	169	2,308
DTS, Inc.*	374	10,188
Ethan Allen Interiors, Inc.	628	14,890
Furniture Brands International, Inc.*	1,138	1,400
Kimball International, Inc., Class B	744	3,772
La-Z-Boy, Inc.*	1,262	15,018
Sealy Corp.*	445	765
Select Comfort Corp.*	1,572	34,097
TiVo, Inc.*	2,955	26,506
Universal Electronics, Inc.*	300	5,061
Voxx International Corp.*	225	1,901

		115,906

Hotels & Resorts — 0.0%
Chatham Lodging Trust	200	2,156

Household Products & Wares — 0.5%
ACCO Brands Corp.*	1,393	13,442
American Greetings Corp., Class A	1,043	13,048
At Cross Co., Class A*	300	3,384

73

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Household Products & Wares — (continued)
Blyth, Inc.	141	$8,009
Central Garden and Pet Co., Class A*	1,202	10,001
CSS Industries, Inc.	212	4,223
Ennis, Inc.	858	11,437
Helen of Troy Ltd.*	895	27,477
Oil-Dri Corp. of America	97	1,963
Prestige Brands Holdings, Inc.*	1,372	15,462
Spectrum Brands Holdings, Inc.*	400	10,960
Summer Infant, Inc.*	300	2,112
WD-40 Co.	446	18,023

		139,541

Housewares — 0.0%
Libbey, Inc.*	500	6,370
Lifetime Brands, Inc.	200	2,428

		8,798

Industrial — 0.1%
Aegion Corp.*	1,155	17,718

Insurance — 2.7%
Alterra Capital Holdings Ltd.	2,360	55,767
American Equity Investment Life Holding Co.	1,776	18,470
American Safety Insurance Holdings Ltd.*	395	8,591
AMERISAFE, Inc.*	508	11,811
AmTrust Financial Services, Inc.	548	13,015
Argo Group International Holdings Ltd.	647	18,737
Baldwin & Lyons, Inc., Class B	125	2,725
Citizens, Inc.*	766	7,423
CNO Financial Group, Inc.*	5,893	37,185
Crawford & Co., Class B	338	2,082
Delphi Financial Group, Inc., Class A	1,227	54,356
Donegal Group, Inc., Class A	283	4,007
eHealth, Inc.*	520	7,644
EMC Insurance Group, Inc.	100	2,057
Employers Holdings, Inc.	882	15,955
Enstar Group Ltd.*	174	17,087
FBL Financial Group, Inc., Class A	327	11,125
First American Financial Corp.	2,773	35,134
Flagstone Reinsurance Holdings SA	1,441	11,946
Global Indemnity Plc*	483	9,578
Greenlight Capital Re Ltd., Class A*	628	14,865
Hallmark Financial Services, Inc.*	255	1,782
Harleysville Group, Inc.	342	19,347
Hilltop Holdings, Inc.*	792	6,692
Horace Mann Educators Corp.	909	12,462
Infinity Property & Casualty Corp.	320	18,157
Kansas City Life Insurance Co.	73	2,396
Maiden Holdings Ltd.	1,168	10,232
Meadowbrook Insurance Group, Inc.	1,518	16,212
MGIC Investment Corp.*	4,627	17,259
Montpelier Re Holdings Ltd.	1,707	30,299
National Interstate Corp.	102	2,516
National Western Life Insurance Co., Class A	52	7,080
Onebeacon Insurance Group Ltd.	600	9,234
Platinum Underwriters Holdings Ltd.	956	32,609

	Number of Shares	Value†

Insurance — (continued)
Presidential Life Corp.	410	$4,096
Primerica, Inc.	800	18,592
ProAssurance Corp.	797	63,617
Radian Group, Inc.	2,703	6,325
RLI Corp.	461	33,588
Safety Insurance Group, Inc.	382	15,463
SeaBright Insurance Holdings, Inc.	344	2,632
Selective Insurance Group	1,575	27,925
State Auto Financial Corp.	376	5,110
Stewart Information Services Corp.	608	7,022
Symetra Financial Corp.	1,600	14,512
The Navigators Group, Inc.*	295	14,066
The Phoenix Cos., Inc.*	2,923	4,911
Tower Group, Inc.	1,013	20,432
United Fire & Casualty Co.	680	13,722
Universal American Corp.*	780	9,914
Universal Insurance Holdings, Inc.	251	899

		808,663

Internet — 2.5%
1-800-Flowers.com, Inc., Class A*	737	1,621
AboveNet, Inc.*	616	40,046
Ancestry.com, Inc.*	901	20,687
Angie’s List, Inc.*	300	4,830
Archipelago Learning, Inc.*	202	1,953
Bankrate, Inc.*	723	15,545
Blue Coat Systems, Inc.*	1,239	31,533
Blue Nile, Inc.*	339	13,858
BroadSoft, Inc.*	661	19,962
Cogent Communications Group, Inc.*	1,219	20,589
comScore, Inc.*	959	20,331
Constant Contact, Inc.*	865	20,077
DealerTrack Holdings, Inc.*	1,196	32,603
Dice Holdings, Inc.*	1,163	9,641
Digital River, Inc.*	1,088	16,342
EarthLink, Inc.	3,116	20,067
ePlus, Inc.*	74	2,093
eResearchTechnology, Inc.*	950	4,456
Global Sources Ltd.*	372	1,804
HealthStream, Inc.*	400	7,380
ICG Group, Inc.*	1,228	9,480
Infospace, Inc.*	896	9,847
Internap Network Services Corp.*	1,321	7,847
IntraLinks Holdings, Inc.*	800	4,992
Keynote Systems, Inc.	428	8,791
KIT Digital, Inc.*	1,229	10,385
Limelight Networks, Inc.*	1,172	3,469
Lionbridge Technologies, Inc.*	1,243	2,846
Liquidity Services, Inc.*	535	19,742
LoopNet, Inc.*	410	7,495
ModusLink Global Solutions, Inc.	945	5,103
Move, Inc.*	779	4,923
NIC, Inc.	1,529	20,351
NutriSystem, Inc.	537	6,943
OpenTable, Inc.*	556	21,756

74

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Internet — (continued)
Openwave Systems, Inc.*	1,814	$2,866
Orbitz Worldwide, Inc.*	476	1,790
Overstock.com, Inc.*	271	2,125
Perficient, Inc.*	745	7,457
QuinStreet, Inc.*	715	6,692
ReachLocal, Inc.*	200	1,236
Realnetworks, Inc.	515	3,863
Responsys, Inc.*	300	2,667
S1 Corp.*	1,267	12,125
Saba Software, Inc.*	452	3,566
Safeguard Scientifics, Inc.*	450	7,106
Sapient Corp.	3,052	38,455
Shutterfly, Inc.*	790	17,980
Sourcefire, Inc.*	770	24,933
SPS Commerce, Inc.*	200	5,190
Stamps.com, Inc.*	362	9,459
support.com, Inc.*	1,139	2,563
TechTarget, Inc.*	500	2,920
TeleCommunication Systems, Inc., Class A*	746	1,753
The Active Network, Inc.*	300	4,080
Towerstream Corp.*	900	1,890
Travelzoo, Inc.*	111	2,728
U.S. Auto Parts Network, Inc.*	338	1,477
United Online, Inc.	2,790	15,178
ValueClick, Inc.*	2,090	34,046
VASCO Data Security International, Inc.*	728	4,747
VirnetX Holding Corp.*	1,183	29,540
Vocus, Inc.*	381	8,416
Web.com Group, Inc.*	700	8,015
Websense, Inc.*	999	18,711
XO Group, Inc.*	659	5,496
Zix Corp.*	1,148	3,237

		741,695

Investment Companies — 0.7%
Apollo Investment Corp.	5,295	34,100
Arlington Asset Investment Corp., Class A	100	2,133
BlackRock Kelso Capital Corp.	1,827	14,908
Capital Southwest Corp.	59	4,812
Fifth Street Finance Corp.	2,186	20,920
Gladstone Capital Corp.	412	3,144
Gladstone Investment Corp.	879	6,390
Golub Capital BDC, Inc.	218	3,379
Harris & Harris Group, Inc.*	362	1,253
Hercules Technology Growth Capital, Inc.	1,226	11,574
Kohlberg Capital Corp.	524	3,306
Main Street Capital Corp.	468	9,940
MCG Capital Corp.	1,854	7,398
Medallion Financial Corp.	248	2,822
Medley Capital Group	408	4,243
MVC Capital, Inc.	481	5,575
New Mountain Finance Corp.	208	2,789
NGP Capital Resources Co.	302	2,171
PennantPark Investment Corp.	1,140	11,503
Prospect Capital Corp.	2,870	26,662

	Number of Shares	Value†

Investment Companies — (continued)
Solar Capital Ltd.	927	$20,477
THL Credit, Inc.	200	2,442
TICC Capital Corp.	586	5,069
Triangle Capital Corp.	502	9,598

		216,608

Iron & Steel — 0.0%
Metals USA Holdings Corp.*	200	2,250
Universal Stainless & Alloy Products, Inc.*	133	4,969

		7,219

Leisure Time — 0.5%
Ambassadors Group, Inc.	407	1,836
Arctic Cat, Inc.*	444	10,012
Black Diamond, Inc.*	400	2,988
Brunswick Corp.	2,468	44,572
Callaway Golf Co.	2,146	11,867
Interval Leisure Group, Inc.*	916	12,467
Life Time Fitness, Inc.*	1,059	49,508
Marine Products Corp.*	160	794
Town Sports International Holdings, Inc.*	600	4,410

		138,454

Lodging — 0.2%
Ameristar Casinos, Inc.	805	13,918
Boyd Gaming Corp.*	1,500	11,190
Gaylord Entertainment Co.*	823	19,867
Marcus Corp.	433	5,460
Monarch Casino & Resort, Inc.*	185	1,885
Morgans Hotel Group Co.*	394	2,325
Orient-Express Hotels Ltd., Class A*	2,245	16,770
Red Lion Hotels Corp.*	264	1,830

		73,245

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.*	598	19,262

Machinery — Diversified — 1.5%
Alamo Group, Inc.	117	3,151
Albany International Corp., Class A	632	14,612
Altra Holdings, Inc.*	603	11,355
Applied Industrial Technologies, Inc.	1,182	41,571
Briggs & Stratton Corp.	1,336	20,695
Cascade Corp.	228	10,755
Chart Industries, Inc.*	777	42,012
Cognex Corp.	1,157	41,409
Columbus McKinnon Corp.*	485	6,155
DXP Enterprises, Inc.*	322	10,368
Flow International Corp.*	1,208	4,228
Global Power Equipment Group, Inc.*	400	9,500
Hurco Cos., Inc.*	200	4,200
Intermec, Inc.*	1,435	9,844
Intevac, Inc.*	341	2,523
iRobot Corp.*	682	20,358
Kadant, Inc.*	299	6,760
Lindsay Corp.	353	19,376
Middleby Corp.*	495	46,550

75

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Diversified — (continued)
NACCO Industries, Inc., Class A	122	$10,885
Robbins & Myers, Inc.	979	47,531
Sauer-Danfoss, Inc.*	319	11,551
Tecumseh Products Co., Class A*	413	1,941
Tennant Co.	536	20,834
The Gorman-Rupp Co.	401	10,887
Twin Disc, Inc.	235	8,535

		437,586

Media — 0.7%
A.H. Belo Corp., Class A	400	1,900
Belo Corp., Class A	2,160	13,608
Central European Media Enterprises Ltd., Class A*	900	5,868
Courier Corp.	247	2,897
Crown Media Holdings, Inc., Class A*	217	263
Cumulus Media, Inc., Class A*	700	2,338
Demand Media, Inc.*	200	1,330
Digital Generation, Inc.*	657	7,831
Dolan Media Co.*	593	5,052
E.W. Scripps Co., Class A*	1,206	9,660
Entercom Communications Corp., Class A*	400	2,460
Entravision Communications Corp., Class A	1,000	1,560
Fisher Communications, Inc.*	200	5,766
Gray Television, Inc.*	1,000	1,620
Journal Communications, Inc., Class A*	884	3,890
Knology, Inc.*	636	9,031
LIN TV Corp., Class A*	472	1,997
Martha Stewart Living Omnimedia, Inc., Class A	562	2,473
Meredith Corp.	1,000	32,650
Nexstar Broadcasting Group*	400	3,136
Outdoor Channel Holdings, Inc.	626	4,670
Saga Communications, Inc.*	100	3,738
Scholastic Corp.	756	22,657
Sinclair Broadcast Group, Inc., Class A	1,117	12,656
The McClatchy Co., Class A*	1,100	2,629
The New York Times Co., Class A*	3,921	30,309
Value Line, Inc.	23	236
World Wrestling Entertainment, Inc., Class A	914	8,519

		200,744

Metal Fabricate/Hardware — 0.8%
A.M. Castle & Co.*	435	4,115
Ampco-Pittsburgh Corp.	214	4,139
CIRCOR International, Inc.	435	15,360
Dynamic Materials Corp.	290	5,736
Furmanite Corp.*	954	6,020
Haynes International, Inc.	364	19,874
Kaydon Corp.	778	23,729
L.B. Foster Co., Class A	266	7,525
Lawson Products, Inc.	56	864
Mueller Industries, Inc.	994	38,190
Mueller Water Products, Inc., Class A	3,692	9,008
NN, Inc.*	400	2,400
Northwest Pipe Co.*	183	4,183

	Number of Shares	Value†

Metal Fabricate/Hardware — (continued)
Olympic Steel, Inc.	231	$5,387
Omega Flex, Inc.*	59	834
RBC Bearings, Inc.*	637	26,563
RTI International Metals, Inc.*	713	16,549
Sun Hydraulics Corp.	459	10,754
Worthington Industries, Inc.	1,584	25,946

		227,176

Mining — 1.1%
AMCOL International Corp.	598	16,056
Century Aluminum Co.*	1,254	10,672
Coeur d’Alene Mines Corp.*	2,428	58,612
General Moly, Inc.*	1,499	4,632
Globe Specialty Metals, Inc.	1,714	22,950
Gold Resource Corp.	700	14,875
Golden Minerals Co.*	868	5,043
Golden Star Resources Ltd.*	6,200	10,230
Hecla Mining Co.	7,317	38,268
Horsehead Holding Corp.*	883	7,956
Jaguar Mining, Inc.*	2,100	13,398
Kaiser Aluminum Corp.	416	19,086
Materion Corp.*	457	11,096
Midway Gold Corp.*	2,200	4,642
Noranda Aluminium Holding Corp.	600	4,950
Paramount Gold and Silver Corp.*	2,900	6,206
Revett Minerals, Inc.*	800	3,776
Stillwater Mining Co.*	2,924	30,585
Thompson Creek Metals Co., Inc.*	3,800	26,448
United States Lime & Minerals, Inc.*	29	1,743
Ur-Energy, Inc.*	2,900	2,491
Uranerz Energy Corp.*	1,700	3,094
Uranium Energy Corp.*	1,407	4,305
Uranium Resources, Inc.*	2,600	1,888
US Gold Corp.*	2,523	8,477
USEC, Inc.*	2,404	2,741
Vista Gold Corp.*	1,900	5,833

		340,053

Miscellaneous Manufacturing — 2.1%
A.O. Smith Corp.	1,061	42,567
Actuant Corp., Class A	1,806	40,978
American Railcar Industries, Inc.*	300	7,179
AZZ, Inc.	288	13,087
Barnes Group, Inc.	1,365	32,910
Blount International, Inc.*	1,395	20,255
Ceradyne, Inc.*	618	16,550
Chase Corp.	200	2,780
CLARCOR, Inc.	1,298	64,887
Colfax Corp.*	718	20,449
Eastman Kodak Co.*	6,184	4,017
EnPro Industries, Inc.*	617	20,349
ESCO Technologies, Inc.	634	18,247
Fabrinet*	500	6,840
Federal Signal Corp.	1,143	4,743
FreightCar America, Inc.*	270	5,657
GP Strategies Corp.*	296	3,990

76

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Griffon Corp.	1,156	$10,554
Handy & Harman Ltd.*	200	1,980
Hexcel Corp.*	2,520	61,009
John Bean Technologies Corp.	629	9,668
Koppers Holdings, Inc.	620	21,303
LSB Industries, Inc.*	549	15,388
Lydall, Inc.*	300	2,847
Matthews International Corp., Class A	805	25,301
Metabolix, Inc.*	1,090	4,960
Movado Group, Inc.	360	6,541
Myers Industries, Inc.	725	8,946
NL Industries, Inc.	90	1,167
Park-Ohio Holdings Corp.*	200	3,568
PMFG, Inc.*	486	9,482
Raven Industries, Inc.	473	29,279
Smith & Wesson Holding Corp.*	1,279	5,576
Standex International Corp.	300	10,248
STR Holdings, Inc.*	725	5,967
Sturm Ruger & Co., Inc.	419	14,020
The Brink’s Co.	1,310	35,213
Tredegar Corp.	761	16,902
Trimas Corp.*	595	10,680

		636,084

Office Furnishings — 0.4%
Herman Miller, Inc.	1,432	26,421
HNI Corp.	1,243	32,442
Interface, Inc., Class A	1,495	17,252
Knoll, Inc.	1,353	20,092
Steelcase, Inc., Class A	2,431	18,135

		114,342

Oil & Gas — 3.5%
Abraxas Petroleum Corp.*	2,000	6,600
Alon USA Energy, Inc.	152	1,324
Apco Oil and Gas International, Inc.	258	21,084
Approach Resources, Inc.*	641	18,852
ATP Oil & Gas Corp.*	1,193	8,780
Berry Petroleum Co., Class A	1,334	56,055
Bill Barrett Corp.*	1,225	41,736
BPZ Resources, Inc.*	2,283	6,484
C J Energy Services, Inc.*	430	9,000
Callon Petroleum Co.*	1,000	4,970
CAMAC Energy, Inc.*	900	909
Carrizo Oil & Gas, Inc.*	1,065	28,063
Cheniere Energy, Inc.*	2,130	18,510
Clayton Williams Energy, Inc.*	117	8,878
Comstock Resources, Inc.*	1,387	21,221
Contango Oil & Gas Co.*	303	17,629
CVR Energy, Inc.	2,274	42,592
Delek US Holdings, Inc.	498	5,682
Endeavour International Corp.*	752	6,535
Energy Partners Ltd.*	700	10,220
Energy XXI Bermuda Ltd.*	1,962	62,549
Evolution Petroleum Corp.*	500	4,025

	Number of Shares	Value†

Oil & Gas — (continued)
FX Energy, Inc.*	1,389	$6,667
Gastar Exploration Ltd.*	1,500	4,770
Georesources, Inc.*	557	16,326
GMX Resources, Inc.*	1,406	1,758
Goodrich Petroleum Corp.*	581	7,977
Gulfport Energy Corp.*	1,163	34,250
Harvest Natural Resources, Inc.*	746	5,505
Hercules Offshore, Inc.*	2,705	12,010
Houston American Energy Corp.*	300	3,657
Hyperdynamics Corp.*	3,700	9,065
Isramco, Inc.*	21	1,881
Kodiak Oil & Gas Corp.*	6,600	62,700
Magnum Hunter Resources Corp.*	2,600	14,014
McMoran Exploration Co.*	2,654	38,616
Miller Energy Resources, Inc.*	400	1,116
Northern Oil & Gas, Inc.*	1,753	42,037
Oasis Petroleum, Inc.*	1,636	47,591
Panhandle Oil and Gas, Inc., Class A	117	3,839
Parker Drilling Co.*	3,517	25,217
Penn Virginia Corp.	1,012	5,353
Petroleum Development Corp.*	712	24,998
Petroquest Energy, Inc.*	1,539	10,157
Pioneer Drilling Co.*	1,550	15,004
Resolute Energy Corp.*	1,100	11,880
Rex Energy Corp.*	1,000	14,760
Rosetta Resources, Inc.*	1,437	62,509
Stone Energy Corp.*	1,379	36,378
Swift Energy Co.*	1,189	35,337
Triangle Petroleum Corp.*	1,100	6,567
US Energy Corp.*	500	1,455
Vaalco Energy, Inc.*	1,230	7,429
Vantage Drilling Co.*	3,690	4,280
Venoco, Inc.*	686	4,644
Voyager Oil & Gas, Inc.*	1,400	3,598
W&T Offshore, Inc.	1,043	22,122
Warren Resources, Inc.*	1,705	5,558
Western Refining, Inc.*	1,237	16,440
Zion Oil & Gas, Inc.*	700	1,547

		1,030,710

Oil & Gas Services — 1.6%
Basic Energy Services, Inc.*	588	11,584
Cal Dive International, Inc.*	2,189	4,925
Complete Production Services, Inc.*	2,132	71,550
Dawson Geophysical Co.*	215	8,499
Dril-Quip, Inc.*	860	56,605
Exterran Holdings, Inc.*	1,500	13,650
Flotek Industries, Inc.*	1,200	11,952
Global Geophysical Services, Inc.*	500	3,360
Gulf Island Fabrication, Inc.	318	9,289
Helix Energy Solutions Group, Inc.*	2,901	45,836
Hornbeck Offshore Services, Inc.*	778	24,134
ION Geophysical Corp.*	3,765	23,080
Key Energy Services, Inc.*	3,324	51,422
Lufkin Industries, Inc.	772	51,963

77

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Matrix Service Co.*	687	$6,485
Mitcham Industries, Inc.*	300	6,552
Natural Gas Services Group, Inc.*	294	4,251
Newpark Resources, Inc.*	2,112	20,064
OYO Geospace Corp.*	88	6,805
Targa Resources Corp.	400	16,276
Tesco Corp.*	700	8,848
Tetra Technologies, Inc.*	2,279	21,286
Thermon Group Holdings, Inc.*	300	5,286
Union Drilling, Inc.*	183	1,142
Willbros Group, Inc.*	1,017	3,732

		488,576

Packaging and Containers — 0.1%
AEP Industries, Inc.*	38	1,070
Graphic Packaging Holding Co.*	3,787	16,132

		17,202

Pharmaceuticals — 3.0%
Achillion Pharmaceuticals, Inc.*	1,000	7,620
Acura Pharmaceuticals, Inc.*	153	534
Aegrion Pharmaceuticals, Inc.*	200	3,348
Akorn, Inc.*	1,613	17,937
Alimera Sciences, Inc.*	500	625
Allos Therapeutics, Inc.*	1,315	1,867
Amicus Therapeutics, Inc.*	500	1,720
Ampio Pharmaceuticals, Inc.*	600	2,562
Anacor Pharmaceuticals, Inc.*	500	3,100
Antares Pharma, Inc.*	1,400	3,080
Anthera Pharmaceuticals, Inc.*	500	3,070
Ardea Biosciences, Inc.*	326	5,480
Array Biopharma, Inc.*	1,148	2,480
Auxilium Pharmaceuticals, Inc.*	1,165	23,218
AVANIR Pharmaceuticals, Inc., Class A*	3,377	6,923
AVI BioPharma, Inc.*	2,368	1,764
BioScrip, Inc.*	1,011	5,520
Biospecifics Technologies Corp.*	69	1,147
Cadence Pharmaceuticals, Inc.*	814	3,215
Clovis Oncology, Inc.*	300	4,227
Corcept Therapeutics, Inc.*	700	2,394
Cornerstone Therapeutics, Inc.*	127	711
Cytori Therapeutics, Inc.*	810	1,782
Depomed, Inc.*	1,183	6,128
Durect Corp.*	1,856	2,190
Dusa Pharmaceuticals, Inc.*	700	3,066
Dyax Corp.*	1,720	2,339
Endocyte, Inc.*	500	1,880
Furiex Pharmaceuticals, Inc.*	200	3,342
Hi-Tech Pharmacal Co, Inc.*	255	9,917
Idenix Pharmaceuticals, Inc.*	1,293	9,626
Impax Laboratories, Inc.*	1,737	35,035
Infinity Pharmaceuticals, Inc.*	328	2,900
Ironwood Pharmaceuticals, Inc.*	1,161	13,897
Isis Pharmaceuticals, Inc.*	2,810	20,260
ISTA Pharmaceuticals, Inc.*	700	4,935
Jazz Pharmaceuticals, Inc.*	609	23,526

	Number of Shares	Value†

Pharmaceuticals — (continued)
Keryx Biopharmaceuticals, Inc.*	1,700	$4,301
KV Pharmaceutical Co., Class A*	1,500	2,100
Lannett Co, Inc.*	197	871
MannKind Corp.*	1,904	4,760
MAP Pharmaceuticals, Inc.*	706	9,298
Medicis Pharmaceutical Corp., Class A	1,674	55,660
Medivation, Inc.*	764	35,228
Nabi Biopharmaceuticals*	913	1,716
Nature’s Sunshine Products, Inc.*	200	3,104
Nektar Therapeutics*	2,533	14,172
Neogen Corp.*	568	17,404
Neurocrine Biosciences, Inc.*	977	8,304
Nutraceutical International Corp.*	196	2,219
Obagi Medical Products, Inc.*	351	3,566
Omega Protein Corp.*	500	3,565
Onyx Pharmaceuticals, Inc.*	1,714	75,330
Opko Health, Inc.*	2,976	14,582
Optimer Pharmaceuticals, Inc.*	1,095	13,403
Orexigen Therapeutics, Inc.*	588	947
Osiris Therapeutics, Inc.*	373	1,996
Pain Therapeutics, Inc.*	779	2,960
Par Pharmaceutical Cos., Inc.*	982	32,141
Pharmacyclics, Inc.*	1,100	16,302
PharMerica Corp.*	820	12,448
Pozen, Inc.*	302	1,193
Progenics Pharmaceuticals, Inc.*	601	5,133
Questcor Pharmaceuticals, Inc.*	1,336	55,551
Raptor Pharmaceutical Corp.*	900	5,634
Rigel Pharmaceuticals, Inc.*	1,590	12,545
Sagent Pharmaceuticals, Inc.*	200	4,200
Salix Pharmaceuticals Ltd.*	1,521	72,780
Santarus, Inc.*	1,297	4,293
Savient Pharmaceuticals, Inc.*	1,752	3,907
Schiff Nutrition International, Inc.*	157	1,680
Sciclone Pharmaceuticals, Inc.*	677	2,904
SIGA Technologies, Inc.*	685	1,726
Spectrum Pharmaceuticals, Inc.*	1,414	20,687
Sucampo Pharmaceuticals, Inc., Class A*	171	758
Synta Pharmaceuticals Corp.*	721	3,367
Synutra International, Inc.*	311	1,574
Targacept, Inc.*	703	3,916
Theravance, Inc.*	1,816	40,134
USANA Health Sciences, Inc.*	124	3,766
Vanda Pharmaceuticals, Inc.*	741	3,527
Viropharma, Inc.*	1,778	48,699
Vivus, Inc.*	2,370	23,107
XenoPort, Inc.*	827	3,151
Zalicus, Inc.	1,600	1,936

		905,910

Pipelines — 0.1%
Crosstex Energy, Inc.	964	12,185
Semgroup Corp.*	1,000	26,060

		38,245

78

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 0.1%
Consolidated-Tomoka Land Co.	124	$3,357
Forestar Real Estate Group, Inc.*	863	13,057
HFF, Inc., Class A*	700	7,231
Kennedy-Wilson Holdings, Inc.	781	8,263
Terreno Realty Corp.	175	2,649

		34,557

Real Estate Investment Trusts — 0.3%
AG Mortgage Investment Trust, Inc.	288	5,797
American Assets Trust, Inc.	800	16,408
American Capital Mortgage. Inc.	343	6,455
Armour Residential REIT, Inc.	2,400	16,920
Avatar Holdings, Inc.*	195	1,400
RAIT Financial Trust, Inc.	906	4,304
RLJ Lodging Trust	700	11,781
STAG lndustrial, Inc.	400	4,588
Summitt Hotel Properties	700	6,608

		74,261

Retail — 6.5%
99 Cents Only Stores*	1,340	29,413
Aeropostale, Inc.*	2,284	34,831
AFC Enterprises*	559	8,217
America’s Car-Mart, Inc.*	227	8,894
ANN, Inc.*	1,385	34,320
Asbury Automotive Group, Inc.*	749	16,148
Ascena Retail Group, Inc.*	1,634	48,563
Barnes & Noble, Inc.*	700	10,136
Bebe Stores, Inc.	717	5,973
Benihana, Inc.*	400	4,092
Big 5 Sporting Goods Corp.	381	3,978
Biglari Holdings, Inc.*	29	10,679
BJ’s Restaurants, Inc.*	620	28,098
Bob Evans Farms, Inc.	742	24,887
Body Central Corp.*	200	4,992
Bravo Brio Restaurant Group, Inc.*	500	8,575
Brown Shoe Co., Inc.	954	8,491
Buffalo Wild Wings, Inc.*	447	30,177
Build-A-Bear Workshop, Inc.*	260	2,200
Cabela’s, Inc.*	1,208	30,707
Caribou Coffee Co., Inc.*	205	2,860
Carrols Restaurant Group, Inc.*	213	2,464
Casey’s General Stores, Inc.	1,040	53,570
Cash America International, Inc.	725	33,807
Casual Male Retail Group, Inc.*	800	2,736
CEC Entertainment, Inc.	572	19,705
Charming Shoppes, Inc.*	3,780	18,522
Christopher & Banks Corp.	737	1,725
Citi Trends, Inc.*	303	2,660
Coinstar, Inc.*	850	38,794
Coldwater Creek, Inc.*	991	1,169
Collective Brands, Inc.*	1,782	25,607
Conn’s, Inc.*	204	2,264
Cost Plus, Inc.*	500	4,875
Cracker Barrel Old Country Store, Inc.	624	31,456

	Number of Shares	Value†

Retail — (continued)
Denny’s Corp.*	2,352	$8,844
Destination Maternity Corp.	178	2,976
DineEquity, Inc.*	371	15,660
Domino’s Pizza, Inc.*	1,629	55,305
Einstein Noah Restaurant Group, Inc.	84	1,329
Express, Inc.*	1,554	30,987
Ezcorp, Inc., Class A*	1,266	33,384
First Cash Financial Services, Inc.*	762	26,739
Francesca’s Holdings Corp.*	358	6,193
Fred’s, Inc., Class A	1,231	17,948
Genesco, Inc.*	595	36,735
GNC Holdings, Inc., Class A*	600	17,370
Gordmans Stores, Inc.*	200	2,514
Group 1 Automotive, Inc.	607	31,443
Haverty Furniture Cos., Inc.	550	6,039
Hhgregg, Inc.*	662	9,566
Hibbett Sports, Inc.*	755	34,111
Hot Topic, Inc.	1,095	7,238
HSN, Inc.	1,079	39,125
Jack in the Box, Inc.*	1,214	25,373
Jamba, Inc.*	1,100	1,441
Jos. A. Bank Clothiers, Inc.*	699	34,083
Kenneth Cole Productions, Inc., Class A*	158	1,673
Kirkland’s, Inc.*	427	5,679
Krispy Kreme Doughnuts, Inc.*	1,322	8,646
Lithia Motors, Inc., Class A	494	10,799
Liz Claiborne, Inc.*	2,771	23,914
Luby’s, Inc.*	600	2,706
Lumber Liquidators Holdings, Inc.*	533	9,413
MarineMax, Inc.*	400	2,608
Mattress Firm Holding Corp.*	100	2,319
McCormick & Schmick’s Seafood Restaurants, Inc.*	268	2,342
New York & Co., Inc.*	583	1,551
Nu Skin Enterprises, Inc., Class A	1,427	69,309
O’Charleys, Inc.*	486	2,668
Office Depot, Inc.*	6,400	13,760
OfficeMax, Inc.*	2,761	12,535
Pacific Sunwear of California, Inc.*	1,360	2,326
Papa John’s International, Inc.*	455	17,144
PC Connection, Inc.	165	1,830
Penske Automotive Group, Inc.	1,276	24,563
PetMed Express, Inc.	413	4,287
PF Chang’s China Bistro, Inc.	525	16,228
Pier 1 Imports, Inc.*	2,644	36,831
Pricesmart, Inc.	431	29,993
Red Robin Gourmet Burgers, Inc.*	320	8,864
Regis Corp.	1,532	25,355
Rite Aid Corp.*	17,672	22,267
Ruby Tuesday, Inc.*	1,513	10,440
Rue21, Inc.*	379	8,186
Rush Enterprises, Inc., Class A*	735	15,376
Ruth’s Hospitality Group, Inc.*	495	2,460
Saks, Inc.*	3,241	31,600
Skullcandy, Inc.*	407	5,096

79

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Shoe Carnival, Inc.*	239	$6,142
Sonic Automotive, Inc., Class A	934	13,833
Sonic Corp.*	1,532	10,310
Stage Stores, Inc.	881	12,237
Stein Mart, Inc.*	761	5,182
Steinway Musical Instruments, Inc.*	125	3,130
Susser Holdings Corp.*	302	6,831
Systemax, Inc.*	262	4,299
Talbots, Inc.*	1,494	3,974
Teavana Holdings, Inc.*	290	5,446
Texas Roadhouse, Inc.	1,470	21,903
The Bon-Ton Stores, Inc.	200	674
The Buckle, Inc.	649	26,525
The Cato Corp., Class A	804	19,457
The Cheesecake Factory, Inc.*	1,516	44,495
The Children’s Place Retail Stores, Inc.*	694	36,865
The Finish Line, Inc., Class A	1,393	26,864
The Men’s Wearhouse, Inc.	1,356	43,948
The Pantry, Inc.*	454	5,434
The Pep Boys—Manny, Moe, & Jack	1,205	13,255
The Wet Seal, Inc., Class A*	2,604	8,489
Tuesday Morning Corp.*	1,129	3,895
Vera Bradley, Inc.*	500	16,125
Vitamin Shoppe, Inc.*	600	23,928
West Marine, Inc.*	264	3,070
Winmark Corp.	100	5,737
World Fuel Services Corp.	1,815	76,194
Zale Corp.*	900	3,429
Zumiez, Inc.*	503	13,963

		1,938,390

Savings & Loans — 0.8%
Astoria Financial Corp.	2,201	18,686
Bank Mutual Corp.	632	2,010
BankFinancial Corp.	609	3,362
Beneficial Mutual Bancorp, Inc.*	649	5,426
Berkshire Hills Bancorp, Inc.	602	13,358
BofI Holding, Inc.*	100	1,625
Brookline Bancorp, Inc.	1,268	10,702
Cape Bancorp, Inc.*	300	2,355
Clifton Savings Bancorp, Inc.	150	1,392
Dime Community Bancshares, Inc.	730	9,198
ESB Financial Corp.	194	2,729
ESSA Bancorp, Inc.	319	3,340
First Defiance Financial Corp.	300	4,377
First Financial Holdings, Inc.	319	2,849
First Pactrust Bancorp, Inc.	200	2,050
Flagstar Bancorp, Inc.*	5,040	2,545
Flushing Financial Corp.	638	8,058
Fox Chase Bancorp, Inc.	420	5,305
Home Federal Bancorp, Inc.	253	2,631
Investors Bancorp, Inc.*	1,156	15,583
Kearny Financial Corp.	152	1,444
Meridian Interstate Bancorp, Inc.*	139	1,730
Northfield Bancorp, Inc.	423	5,990
Northwest Bancshares, Inc.	2,475	30,789

	Number of Shares	Value†

Savings & Loans — (continued)
OceanFirst Financial Corp.	327	$4,274
Oritani Financial Corp.	1,318	16,831
Provident Financial Services, Inc.	1,703	22,803
Provident New York Bancorp	951	6,315
Rockville Financial, Inc.	730	7,563
Roma Financial Corp.	126	1,240
Territorial Bancorp, Inc.	243	4,799
United Financial Bancorp, Inc.	440	7,079
Viewpoint Financial Group	866	11,267
Westfield Financial, Inc.	784	5,770
WSFS Financial Corp.	157	5,646

		251,121

Semiconductors — 3.2%
Advanced Analogic Technologies, Inc.*	1,025	5,925
Aeroflex Holding Corp.*	500	5,120
Alpha & Omega Semiconductor, Ltd.*	400	2,924
Amkor Technology, Inc.*	2,511	10,948
Amtech Systems, Inc.*	300	2,553
Anadigics, Inc.*	1,379	3,020
Applied Micro Circuits Corp.*	1,358	9,126
ATMI, Inc.*	928	18,588
Axcelis Technologies, Inc.*	2,000	2,660
AXT, Inc.*	600	2,502
Brooks Automation, Inc.	1,977	20,304
Cabot Microelectronics Corp.*	561	26,507
Cavium, Inc.*	1,279	36,362
CEVA, Inc.*	671	20,304
Cirrus Logic, Inc.*	1,881	29,814
Cohu, Inc.	504	5,720
Csr Plc*	178	2,035
Diodes, Inc.*	999	21,279
DSP Group, Inc.*	557	2,902
Emagin Corp.*	500	1,850
Emcore Corp.*	2,400	2,070
Emulex Corp.*	2,606	17,877
Entegris, Inc.*	3,370	29,403
Entropic Communications, Inc.*	2,032	10,384
Exar Corp.*	732	4,758
FormFactor, Inc.*	1,172	5,930
FSI International, Inc.*	600	2,196
Gerber Scientific, Inc.~	500	0
GSI Technology, Inc.*	359	1,680
GSl Group, Inc.*	700	7,161
Gt Advanced Technologies, Inc.*	3,599	26,057
Hittite Microwave Corp.*	866	42,763
Inphi Corp.*	500	5,980
Integrated Device Technology, Inc.*	4,293	23,440
Integrated Silicon Solution, Inc.*	500	4,570
IXYS Corp.*	566	6,130
Kopin Corp.*	1,507	5,847
Kulicke & Soffa Industries, Inc.*	1,706	15,780
Lattice Semiconductor Corp.*	2,724	16,181
LTX-Credence Corp.*	1,166	6,238
MaxLinear, Inc., Class A*	500	2,375

80

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Micrel, Inc.	1,245	$12,587
Microsemi Corp.*	2,393	40,083
Mindspeed Technologies, Inc.*	600	2,748
MIPS Technologies, Inc.*	1,058	4,719
MKS Instruments, Inc.	1,396	38,837
Monolithic Power Systems, Inc.*	767	11,559
MoSys, Inc.*	500	2,100
Nanometrics, Inc.*	500	9,210
Netlogic Microsystems, Inc.*	1,732	85,855
Omnivision Technologies, Inc.*	1,619	19,808
Pericom Semiconductor Corp.*	646	4,916
Photronics, Inc.*	1,192	7,247
PLX Technology, Inc.*	1,260	3,616
Power Integrations, Inc.	695	23,046
Rambus, Inc.*	2,623	19,804
Richardson Electronics Ltd.	300	3,687
Rubicon Technology, Inc.*	323	3,033
Rudolph Technologies, Inc.*	854	7,908
Semtech Corp.*	1,609	39,935
Sigma Designs, Inc.*	777	4,662
Silicon Image, Inc.*	1,839	8,643
Standard Microsystems Corp.*	653	16,828
Supertex, Inc.*	389	7,344
Tessera Technologies, Inc.*	1,523	25,510
TriQuint Semiconductor, Inc.*	4,777	23,264
Ultra Clean Holdings*	400	2,444
Ultratech, Inc.*	778	19,115
Veeco Instruments, Inc.*	1,093	22,734
Volterra Semiconductor Corp.*	691	17,697

		956,202

Software — 4.1%
Accelrys, Inc.*	1,566	10,524
ACI Worldwide, Inc.*	909	26,034
Actuate Corp.*	940	5,508
Acxiom Corp.*	2,067	25,238
Advent Software, Inc.*	935	22,777
American Software, Inc., Class A	593	5,604
Aspen Technology, Inc.*	2,353	40,825
athenahealth, Inc.*	956	46,959
Avid Technology, Inc.*	749	6,389
Blackbaud, Inc.	1,150	31,855
Bottomline Technologies, Inc.*	1,045	24,213
Callidus Software, Inc.*	800	5,136
CommVault Systems, Inc.*	1,148	49,043
Computer Programs & Systems, Inc.	247	12,624
Concur Technologies, Inc.*	1,162	59,018
Convio, Inc.*	400	4,424
Cornerstone Ondemand, Inc.*	300	5,472
CSG Systems International, Inc.*	781	11,489
Deltek, Inc.*	394	3,869
DemandTec, Inc.*	803	10,576
Digi International, Inc.*	657	7,332
DynaVox, Inc., Class A*	200	728
Ebix, Inc.	736	16,266
Envestnet, Inc.*	600	7,176

	Number of Shares	Value†

Software — (continued)
EPIQ Systems, Inc.	668	$8,029
ePocrates, Inc.*	200	1,560
Fair Isaac Corp.	888	31,826
FalconStor Software, Inc.*	626	1,615
Geeknet, Inc.*	100	1,705
Glu Mobile, Inc.*	1,100	3,454
Guidance Software, Inc.*	400	2,592
Imperva, Inc.*	100	3,481
inContact, Inc.*	900	3,987
InnerWorkings, Inc.*	424	3,947
Interactive Intelligence Group, Inc.*	297	6,807
JDA Software Group, Inc.*	1,185	38,382
Mantech International Corp., Class A	539	16,838
MedAssets, Inc.*	1,248	11,544
Medidata Solutions, Inc.*	544	11,832
Medquist Holdings, Inc.*	800	7,696
MicroStrategy, Inc., Class A*	218	23,614
Monotype Imaging Holdings, Inc.*	899	14,015
NetSuite, Inc.*	756	30,656
Omnicell, Inc.*	935	15,446
OPNET Technologies, Inc.	421	15,438
Parametric Technology Corp.*	3,225	58,889
PDF Solutions, Inc.*	500	3,485
PegaSystems, Inc.	430	12,642
Progress Software Corp.*	1,786	34,559
PROS Holdings, Inc.*	517	7,693
QAD, Inc.*	92	966
QLIK Technologies, Inc.*	1,841	44,552
Quality Systems, Inc.	1,004	37,138
Quest Software, Inc.*	1,509	28,067
RealPage, Inc.*	700	17,689
RightNow Technologies, Inc.*	600	25,638
Rosetta Stone, Inc.*	202	1,541
Schawk, Inc.	187	2,096
Sciquest, Inc.*	300	4,281
Seachange International, Inc.*	773	5,434
Smith Micro Software, Inc.*	576	651
SolarWinds, Inc.*	1,512	42,260
SS&C Technologies Holdings, Inc.*	600	10,836
Synchronoss Technologies, Inc.*	746	22,537
SYNNEX Corp.*	594	18,093
Take-Two Interactive Software, Inc.*	1,844	24,986
Taleo Corp., Class A*	1,102	42,636
Tangoe, Inc.*	469	7,223
The Ultimate Software Group, Inc.*	716	46,626
THQ, Inc.*	1,261	958
Tyler Technologies, Inc.*	852	25,654
Verint Systems, Inc.*	500	13,770

		1,234,443

Storage & Warehousing — 0.1%
Mobile Mini, Inc.*	877	15,304
Wesco Aircraft Holdings, Inc.*	740	10,352

		25,656

81

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 2.8%
8X8, Inc.*	1,600	$5,072
ADTRAN, Inc.	1,705	51,423
Alaska Communications Systems Group, Inc.	947	2,850
Anaren, Inc.*	312	5,185
Anixter International, Inc.*	734	43,776
Arris Group, Inc.*	3,281	35,500
Aruba Networks, Inc.*	2,213	40,985
Atlantic Tele-Network, Inc.	249	9,723
Aviat Networks, Inc.*	1,462	2,675
Black Box Corp.	562	15,758
Calix, Inc.*	887	5,739
Cbeyond, Inc.*	568	4,550
Cincinnati Bell, Inc.*	5,985	18,135
Communications Systems, Inc.	200	2,812
Comtech Telecommunications Corp.	552	15,798
Consolidated Communications Holdings, Inc.	570	10,859
DigitalGlobe, Inc.*	845	14,458
Extreme Networks, Inc.*	1,947	5,685
Fairpoint Communications, Inc.*	600	2,598
Finisar Corp.*	2,221	37,191
General Communication, Inc., Class A*	986	9,653
GeoEye, Inc.*	547	12,154
Globalstar, Inc.*	1,400	756
Globecomm Systems, Inc.*	500	6,840
Harmonic, Inc.*	3,470	17,489
HickoryTech Corp.	400	4,432
IDT Corp., Class B	300	2,814
Infinera Corp.*	2,494	15,662
InterDigital, Inc.	1,194	52,023
Iridium Communications, Inc.*	1,100	8,481
Ixia*	813	8,545
KVH Industries, Inc.*	354	2,754
Leap Wireless International, Inc.*	1,400	13,006
LogMeIn, Inc.*	581	22,398
Loral Space & Communications, Inc.*	246	15,961
Lumos Networks Corp.	382	5,860
Meru Networks, Inc.*	200	826
Motricity, Inc.*	900	810
NeoPhotonics Corp.*	300	1,374
Netgear, Inc.*	1,029	34,544
Neutral Tandem, Inc.*	926	9,899
Novatel Wireless, Inc.*	601	1,881
Ntelos Holdings Corp	382	7,785
Oclaro, Inc.*	1,100	3,102
Oplink Communications, Inc.*	635	10,458
Opnext, Inc.*	580	469
ORBCOMM, Inc.*	1,000	2,990
Plantronics, Inc.	1,267	45,156
Powerwave Technologies, Inc.*	810	1,685
Preformed Line Products Co.	45	2,685
Premiere Global Services, Inc.*	1,656	14,026
Procera Networks, Inc.*	300	4,674
RF Micro Devices, Inc.*	6,851	36,995
Rignet, Inc.*	200	3,348
Shenandoah Telecommunications Co.	559	5,858

	Number of Shares	Value†

Telecommunications — (continued)
ShoreTel, Inc.*	981	$6,259
Sonus Networks, Inc.*	4,915	11,796
SureWest Communications	400	4,812
Sycamore Networks, Inc.*	624	11,170
Symmetricom, Inc.*	959	5,169
Tekelec*	1,875	20,494
Telenavinc*	300	2,343
Ubiquiti Networks, Inc.*	200	3,646
USA Mobility, Inc.	512	7,101
Viasat, Inc.*	962	44,367
Vonage Holdings Corp.*	3,700	9,065
Westell Technologies, Inc.*	1,400	3,108

		847,495

Textiles — 0.1%
G&K Services, Inc., Class A	576	16,767
Unifirst Corp.	377	21,391

		38,158

Toys, Games & Hobbies — 0.0%
JAKKS Pacific, Inc.	584	8,240
Leapfrog Enterprises, Inc.*	876	4,897

		13,137

Transportation — 1.8%
Air Transport Services Group, Inc.*	985	4,649
Arkansas Best Corp.	795	15,320
Atlas Air Worldwide Holdings, Inc.*	648	24,903
Baltic Trading Ltd.	300	1,425
Bristow Group, Inc.	950	45,021
CAI International, Inc.*	260	4,020
Celadon Group, Inc.	435	5,137
DHT Maritime, Inc.	1,126	833
Eagle Bulk Shipping, Inc.*	1,220	1,149
Echo Global Logistics, Inc.*	200	3,230
Excel Maritime Carriers Ltd.*	700	1,015
Forward Air Corp.	696	22,307
Frontline Ltd.	1,200	5,148
Genco Shipping & Trading Ltd.*	511	3,454
Genesee & Wyoming, Inc., Class A*	1,026	62,155
Golar LNG Ltd.	1,006	44,717
Gulfmark Offshore, Inc., Class A*	579	24,324
Heartland Express, Inc.	1,167	16,676
HUB Group, Inc., Class A*	1,043	33,825
International Shipholding Corp.	141	2,635
Knight Transportation, Inc.	1,764	27,589
Knightsbridge Tankers Ltd.	574	7,847
Marten Transport Ltd.	434	7,808
Nordic American Tanker Shipping	1,067	12,793
Old Dominion Freight Line, Inc.*	1,306	52,932
Overseas Shipholding Group, Inc.	600	6,558
Pacer International, Inc.*	687	3,675
Patriot Transportation Holding, Inc.*	69	1,497
PHI, Inc.*	293	7,281
Quality Distribution, Inc.*	400	4,500

82

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
RailAmerica, Inc.*	456	$6,790
Roadrunner Transportation Systems, Inc.*	200	2,826
Saia, Inc.*	274	3,420
Scorpio Tankers, Inc.*	600	2,934
Ship Finance International Ltd.	1,084	10,125
Swift Transportation Co.*	1,800	14,832
Teekay Tankers Ltd., Class A	793	2,791
Ultrapetrol (Bahamas) Ltd.*	435	1,296
Universal Truckload Services, Inc.	100	1,815
Werner Enterprises, Inc.	1,252	30,173

		531,425

Trucking and Leasing — 0.2%
Amerco, Inc.	195	17,238
Greenbrier Cos., Inc.*	447	10,853
TAL International Group, Inc.	493	14,194
Textainer Group Holdings Ltd.	212	6,173

		48,458

Water — 0.3%
American States Water Co.	562	19,614
Artesian Resources Corp., Class A	113	2,128
California Water Service Group	1,166	21,291
Connecticut Water Service, Inc.	319	8,655
Consolidated Water Co., Inc.	312	2,677
Middlesex Water Co.	531	9,908
Pennichuck Corp.	100	2,883
Pico Holdings, Inc.*	492	10,125
SJW Corp.	288	6,808
York Water Co.	297	5,239

		89,328

TOTAL COMMON STOCKS (Cost $22,913,995)		26,026,808

REAL ESTATE INVESTMENT TRUSTS — 8.3%
Apartments — 1.1%
American Campus Communities, Inc.	1,832	76,871
Associated Estates Realty Corp.	956	15,248
Campus Crest Communities, Inc.	700	7,042
Education Realty Trust, Inc.	2,405	24,603
Home Properties, Inc.	1,224	70,466
Mid-America Apartment Communities, Inc.	997	62,362
Post Properties, Inc.	1,295	56,617

		313,209

Building & Real Estate — 2.2%
Agree Realty Corp.	196	4,778
Alexander’s, Inc.	57	21,092
Anworth Mortgage Asset Corp.	3,331	20,919
Apollo Commercial Real Estate Finance, Inc.	400	5,252
Capstead Mortgage Corp.	2,175	27,057
Colony Financial, Inc.	816	12,819
CreXus Investment Corp.	1,261	13,089
CYS Investments, Inc.	2,356	30,958
Dynex Capital, Inc.	1,007	9,194

	Number of Shares	Value†

Building & Real Estate — (continued)
Equity Lifestyle Properties, Inc.	796	$53,085
Getty Realty Corp.	563	7,854
Government Properties Income Trust	944	21,287
Hatteras Financial Corp.	2,045	53,927
Invesco Mortgage Capital, Inc.	3,007	42,248
iStar Financial, Inc.*	2,118	11,204
MFA Financial, Inc.	9,230	62,026
National Retail Properties, Inc.	2,638	69,590
Newcastle Investment Corp.	3,160	14,694
NorthStar Realty Finance Corp.	2,321	11,071
Pennymac Mortgage Investment Trust	592	9,839
Redwood Trust, Inc.	2,277	23,180
Resource Capital Corp.	1,700	9,537
Starwood Property Trust, Inc.	2,435	45,072
Sun Communities, Inc.	590	21,553
Two Harbors Investment Corp.	3,500	32,340
UMH Properties, Inc.	168	1,564
Walter Investment Management Corp.	653	13,393

		648,622

Diversified — 0.4%
Coresite Realty Corp.	500	8,910
DuPont Fabros Technology, Inc.	1,650	39,963
Entertainment Properties Trust	1,210	52,889
PS Business Parks, Inc.	465	25,775
Whitestone REIT	200	2,380

		129,917

Factory Outlets — 0.2%
Tanger Factory Outlet Centers, Inc.	2,256	66,146

Forest Products & Paper — 0.1%
Potlatch Corp.	1,078	33,536

Healthcare — 0.7%
Cogdell Spencer, Inc.	734	3,119
Healthcare Realty Trust, Inc.	1,972	36,659
LTC Properties, Inc.	717	22,127
Medical Properties Trust, Inc.	2,807	27,705
National Health Investors, Inc.	657	28,895
Omega Healthcare Investors, Inc.	2,648	51,239
Sabra Healthcare REIT, Inc.	1,088	13,154
Universal Health Realty Income Trust	320	12,480

		195,378

Hotels & Resorts — 0.8%
Ashford Hospitality Trust, Inc.	1,120	8,960
Chesapeake Lodging Trust	789	12,198
DiamondRock Hospitality Co.	4,523	43,602
FelCor Lodging Trust, Inc.*	3,018	9,205
Hersha Hospitality Trust	4,269	20,833
LaSalle Hotel Properties	2,217	53,673
Pebblebrook Hotel Trust	1,409	27,025
Strategic Hotels & Resorts, Inc.*	5,012	26,914
Sunstone Hotel Investors, Inc.*	3,332	27,156

		229,566

83

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — 0.4%
DCT Industrial Trust, Inc.	6,582	$33,700
EastGroup Properties, Inc.	675	29,349
First Industrial Realty Trust, Inc.*	2,429	24,849
First Potomac Realty Trust	1,492	19,470
Monmouth Real Estate Investment Corp., Class A	1,149	10,513

		117,881

Mixed Industrial/Office — 0.6%
CapLease, Inc.	1,735	7,009
Colonial Properties Trust	2,216	46,226
Cousins Properties, Inc.	2,061	13,211
Gladstone Commercial Corp.	152	2,668
Investors Real Estate Trust	1,818	13,262
Lexington Realty Trust	3,015	22,582
Mission West Properties, Inc.	287	2,589
One Liberty Properties, Inc.	203	3,350
Washington Real Estate Investment Trust	1,806	49,394
Winthrop Realty Trust	777	7,902

		168,193

Office Property — 0.7%
BioMed Realty Trust, Inc.	3,921	70,892
Franklin Street Properties Corp.	1,845	18,358
Highwoods Properties, Inc.	1,860	55,186
Hudson Pacific Properties, Inc.	400	5,664
Kilroy Realty Corp.	1,514	57,638
MPG Office Trust, Inc.*	900	1,791
Parkway Properties, Inc.	593	5,847

		215,376

Regional Malls — 0.3%
CBL & Associates Properties, Inc.	3,854	60,508
Glimcher Realty Trust	2,816	25,907
Pennsylvania Real Estate Investment Trust	1,715	17,905

		104,320

Storage & Warehousing — 0.4%
CubeSmart	3,125	33,250
Extra Space Storage, Inc.	2,438	59,073
Sovran Self Storage, Inc.	682	29,101

		121,424

Strip Centers — 0.4%
Acadia Realty Trust	1,120	22,557
Cedar Shopping Centers, Inc.	1,026	4,422
Equity One, Inc.	1,554	26,387
Excel Trust, Inc.	900	10,800
Inland Real Estate Corp.	1,788	13,607
Kite Realty Group Trust	1,107	4,993
Ramco-Gershenson Properties Trust	941	9,250
Retail Opportunity Investments Corp.	1,300	15,392

	Number of Shares	Value†

Strip Centers — (continued)
Saul Centers, Inc.	151	$5,348
Urstadt Biddle Properties, Inc., Class A	516	9,329

		122,085

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,146,298)		2,465,653

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.4%**
U.S. Treasury Bills
0.001%, 01/12/12	$30	30,000
0.030%, 02/23/12	15	15,000
0.010%, 03/29/12	10	9,999
0.015%, 03/29/12	10	10,000
0.020%, 03/29/12	10	10,000
0.005%, 04/19/12	10	9,999
0.010%, 04/19/12	15	14,999
0.020%, 05/10/12	12	11,999
0.005%, 06/07/12	20	19,996

TOTAL U.S. TREASURY OBLIGATIONS (Cost $131,997)		131,992

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	0
Lexicon Pharmaceuticals, Inc.~	3,626	580
Magnum Hunter Resources Corp.~	260	0

TOTAL WARRANTS (Cost $0)		580

SHORT-TERM INVESTMENTS — 4.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,204,545)	1,204,545	1,204,545

TOTAL INVESTMENTS — 100.0% (Cost $26,396,835)		$29,829,578

†	See Security Valuation Note.
*	Non-income producing security.
**	Securities or a portion of the securities in this category are pledged as collateral on open futures contracts.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $613.
Plc	— Public Limited Company.
REIT	— Real Estate Investment Trust.

84

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Small Cap Index Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$23,538	$23,538	$—	$—
Aerospace & Defense	466,389	466,389	—	—
Agriculture	97,959	97,959	—	—
Airlines	186,393	186,393	—	—
Apparel	391,484	391,484	—	—
Auto Manufacturers	11,760	11,760	—	—
Auto Parts & Equipment	259,832	259,832	—	—
Banks	1,769,124	1,769,124	—	—
Beverages	69,285	69,285	—	—
Biotechnology	643,450	643,450	—	—
Building Materials	245,041	245,041	—	—
Chemicals	494,834	494,834	—	—
Coal	71,234	71,234	—	—
Commercial Services	1,924,238	1,924,238	—	—
Computers	581,478	581,478	—	—
Cosmetics & Personal Care	35,503	35,503	—	—
Distribution & Wholesale	293,622	293,622	—	—
Diversified Financial Services	528,621	528,588	33	—
Electric	672,393	672,393	—	—
Electrical Components & Equipment	294,615	294,615	—	—
Electronics	640,232	640,232	—	—
Energy-Alternate Sources	51,215	51,215	—	—
Engineering & Construction	186,967	186,967	—	—
Entertainment	251,695	251,695	—	—
Environmental Control	267,329	267,329	—	—
Food	560,883	560,883	—	—
Forest Products & Paper	174,185	174,185	—	—
Gas	358,828	358,828	—	—
Hand & Machine Tools	25,483	25,483	—	—
Healthcare Products	978,547	978,547	—	—
Healthcare Services	534,723	534,723	—	—
Holding Companies	28,932	28,932	—	—
Home Builders	98,472	98,472	—	—
Home Furnishings	115,906	115,906	—	—
Hotels & Resorts	2,156	2,156	—	—
Household Products & Wares	139,541	139,541	—	—
Housewares	8,798	8,798	—	—
Industrial	17,718	17,718	—	—
Insurance	808,663	808,663	—	—
Internet	741,695	741,695	—	—
Investment Companies	216,608	216,608	—	—
Iron & Steel	7,219	7,219	—	—
Leisure Time	138,454	138,454	—	—
Lodging	73,245	73,245	—	—
Machinery - Construction & Mining	19,262	19,262	—	—
Machinery - Diversified	437,586	437,586	—	—
Media	200,744	200,744	—	—
Metal Fabricate/Hardware	227,176	227,176	—	—
Mining	340,053	340,053	—	—

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Miscellaneous Manufacturing	$636,084	$636,084	$—	$—
Office Furnishings	114,342	114,342	—	—
Oil & Gas	1,030,710	1,030,710	—	—
Oil & Gas Services	488,576	488,576	—	—
Packaging and Containers	17,202	17,202	—	—
Pharmaceuticals	905,910	905,910	—	—
Pipelines	38,245	38,245	—	—
Real Estate	34,557	34,557	—	—
Real Estate Investment Trusts	74,261	74,261	—	—
Retail	1,938,390	1,938,390	—	—
Savings & Loans	251,121	251,121	—	—
Semiconductors	956,202	956,202	—	—
Software	1,234,443	1,234,443	—	—
Storage & Warehousing	25,656	25,656	—	—
Telecommunications	847,495	847,495	—	—
Textiles	38,158	38,158	—	—
Toys, Games & Hobbies	13,137	13,137	—	—
Transportation	531,425	531,425	—	—
Trucking and Leasing	48,458	48,458	—	—
Water	89,328	89,328	—	—
REAL ESTATE INVESTMENT TRUSTS	2,465,653	2,465,653	—	—
U.S. TREASURY OBLIGATIONS	131,992	—	131,992	—
WARRANTS	580	—	580	—
SHORT-TERM INVESTMENTS	1,204,545	1,204,545	—	—

TOTAL INVESTMENTS	$29,829,578	$29,696,973	$132,605	$—

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Sales	(1,508)
Realized Gain/(Loss)	(1.664)
Change in Appreciation/(Depreciation)	3,172

Balance as of 12/31/2011	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

85

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 98.3%
Australia — 8.5%
AGL Energy Ltd.	2,626	$38,423
Alumina Ltd.	14,267	16,334
Amcor Ltd.	7,167	52,761
AMP Ltd.	18,901	78,545
Asciano Group	6,617	30,407
ASX Ltd.	1,185	36,989
Australia & New Zealand Banking Group Ltd.	16,534	346,302
Bendigo & Adelaide Bank Ltd.	2,859	23,400
BHP Billiton Ltd.	20,258	715,079
BlueScope Steel Ltd.	8,680	3,580
Boral Ltd.	4,277	15,705
Brambles Ltd.	9,267	67,661
Caltex Australia Ltd.	1,064	12,776
Campbell Brothers Ltd	422	21,131
CFS Retail Property Trust	10,914	18,793
Coca-Cola Amatil Ltd.	3,313	38,926
Cochlear Ltd.	303	19,244
Commonwealth Bank of Australia	9,874	495,984
Computershare Ltd.	2,605	21,293
Crown Ltd.	2,672	22,040
CSL Ltd.	3,476	113,327
Dexus Property Group	29,914	25,351
Echo Entertainment Group Ltd.*	5,022	18,415
Fairfax Media Ltd.	8,585	6,324
Fortescue Metals Group Ltd.	7,906	34,585
Goodman Group	47,180	27,432
GPT Group	11,893	37,276
GPT Group, In Specie~§	16,419	0
Harvey Norman Holdings Ltd.	3,095	5,778
Iluka Resources Ltd.	2,473	39,170
Incitec Pivot Ltd.	8,759	27,806
Insurance Australia Group Ltd.	13,297	40,508
Leighton Holdings Ltd.	624	12,130
Lend Lease Group	3,699	27,088
Lynas Corp Ltd.*	11,331	12,107
Macquarie Group Ltd.	2,382	57,842
Metcash Ltd.	4,753	19,597
Mirvac Group	24,107	29,045
National Australia Bank Ltd.	13,821	329,237
Newcrest Mining Ltd.	4,972	151,522
OneSteel Ltd.	8,741	6,250
Orica Ltd.	2,066	51,121
Origin Energy Ltd.	6,929	94,488
OZ Minerals Ltd.	2,023	20,694
Qantas Airways Ltd.*	6,627	9,864
QBE Insurance Group Ltd.	7,001	92,654
QR National Ltd.	11,327	39,568
Ramsay Health Care Ltd.	980	19,288
Rio Tinto Ltd.	2,702	166,576
Santos Ltd.	5,816	72,784
Sims Metal Management Ltd.	1,296	16,768
Sonic Healthcare Ltd.	2,518	29,023
Sp Ausnet	12,068	11,581
Stockland	15,423	50,384
Suncorp-Metway Ltd.	8,249	70,505

	Number of Shares	Value†

Australia — (continued)
Sydney Airport	3,363	$9,141
TABCORP Holdings Ltd.	5,382	14,992
Tatts Group Ltd.	10,668	26,592
Telstra Corp. Ltd.	27,569	93,763
Toll Holdings Ltd.	4,043	17,408
Transurban Group	7,773	44,644
Wesfarmers Ltd.	5,293	159,445
Wesfarmers Ltd. PPS	1,001	30,381
Westfield Group	14,431	115,136
Westfield Retail Trust	16,640	42,407
Westpac Banking Corp.	19,835	404,916
Woodside Petroleum Ltd.	3,961	123,991
Woolworths Ltd.	7,695	197,518
WorleyParsons Ltd.	1,128	29,538

		5,151,333

Austria — 0.2%
Erste Group Bank AG	1,000	17,554
Immoeast AG*~	2,678	0
IMMOFINANZ AG*	4,017	12,040
OMV AG	796	24,112
Raiffeisen International Bank-Holding AG	211	5,462
Telekom Austria AG	2,544	30,435
Verbund AG	303	8,125
Vienna Insurance Group	300	11,849
Voestalpine AG	642	17,987

		127,564

Belgium — 0.9%
Anheuser-Busch InBev NV	5,141	313,771
Bekaert SA	209	6,674
Belgacom SA	1,133	35,451
Colruyt SA	315	11,900
Delhaize Group SA	595	33,352
Fortis NV	16,326	25,222
Groupe Bruxelles Lambert SA	471	31,333
KBC Groep NV	1,139	14,242
Mobistar SA	172	8,979
Solvay SA	356	29,226
UCB SA	734	30,794
Umicore	797	32,734

		573,678

Bermuda — 0.1%
Seadrill Ltd.	1,988	66,298

Cayman Islands — 0.0%
Wynn Macau Ltd.	8,000	19,971

China — 0.1%
Foxconn International Holdings Ltd.*	17,000	10,932
Sands China Ltd.*	14,800	41,523
Yangzijiang Shipbuilding Holdings Ltd.	19,000	13,298

		65,753

Denmark — 1.0%
A.P. Moller - Maersk A/S, A Shares	3	18,634
A.P. Moller - Maersk A/S, B Shares	8	52,622
Carlsberg A/S, B Shares	593	41,755

86

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
Coloplast A/S, B Shares	200	$28,700
Danske Bank A/S*	4,513	57,026
DSV A/S	1,300	23,231
Novo Nordisk A/S, B Shares	2,723	312,827
Novozymes A S	1,250	38,510
TDC A/S	2,500	20,021
TrygVesta A/S	303	16,784
Vestas Wind Systems A/S*	860	9,249
William Demant Holding A/S*	138	11,446

		630,805

Finland — 0.9%
Elisa Oyj	1,000	20,821
Fortum Oyj	2,843	60,550
Kesko Oyj, B Shares	513	17,197
Kone Oyj, B Shares	992	51,356
Metso Oyj	844	31,171
Neste Oil Oyj	209	2,102
Nokia Oyj	23,448	113,038
Nokian Renkaat Oyj	755	24,241
Orion Oyj, Class B	750	14,573
Pohjola Bank Plc	1,500	14,535
Sampo Oyj, A Shares	2,681	66,317
Sanoma Oyj	750	8,584
Stora Enso Oyj, R Shares	2,865	17,064
UPM-Kymmene Oyj	3,605	39,506
Wartsila Oyj	1,200	34,515

		515,570

France — 8.4%
Accor SA	1,031	25,983
Aeroports de Paris	215	14,707
Air Liquide SA	1,744	215,344
Alcatel-Lucent*	15,694	24,389
Alstom SA	1,188	35,889
ANF Immobilier	1	36
Arkema SA	334	23,470
Atos Origin SA	322	14,068
AXA SA	11,329	146,441
BNP Paribas	6,205	241,619
Bouygues SA	1,339	42,112
Bureau Veritas SA	300	21,791
Cap Gemini SA	751	23,349
Carrefour SA	3,713	84,477
Casino Guichard Perracho SA	386	32,459
Christian Dior SA	328	38,716
Cie Generale d’Optique Essilor International SA	1,282	90,370
Cie Generale de Geophysique - Veritas*	1,072	24,883
CNP Assurances	572	7,081
Compagnie de Saint-Gobain	2,628	100,457
Compagnie Generale des Establissements Michelin, B Shares	1,170	68,938
Credit Agricole SA	5,411	30,317
Danone	3,592	225,406
Dassault Systemes SA	334	26,681
Edenred	1,127	27,645

	Number of Shares	Value†

France — (continued)
EDF SA	1,431	$34,723
Eiffage SA	328	7,903
Eurazeo	56	1,985
Eutelsat Communications	731	28,473
Fonciere Des Regions	106	6,782
France Telecom SA	11,462	179,399
GDF Suez	7,609	206,760
Gecina SA	190	15,923
Groupe Eurotunnel SA	3,383	22,951
ICADE	156	12,224
Iliad SA	177	21,786
Imerys SA	213	9,769
JC Decaux SA*	400	9,184
Klepierre	821	23,327
L’Oreal SA	1,498	156,016
Lafarge SA	1,154	40,398
Lagardere S.C.A.	642	16,902
Legrand SA	1,319	42,248
LVMH Moet Hennessy Louis Vuitton SA	1,633	230,031
Natixis	3,492	8,726
Neopost SA	268	18,023
Pernod-Ricard SA	1,255	116,161
Peugeot SA	786	12,245
PPR	467	66,659
Publicis Groupe SA	900	41,305
Renault SA	1,060	36,605
Safran SA	915	27,364
Sanofi-Aventis SA	7,310	534,343
Schneider Electric SA	3,023	158,046
SCOR SE	820	19,120
Societe BIC SA	120	10,616
Societe Generale	4,013	88,589
Societe Television Francaise 1	821	7,986
Sodexo	506	36,215
Suez Environment Co.	1,284	14,752
Technip SA	663	62,156
Thales SA	773	24,331
Total SA	13,400	683,772
Unibail-Rodamco SE	582	104,162
Vallourec SA	629	40,631
Veolia Environment	1,785	19,557
Vinci SA	2,824	122,924
Vivendi SA	7,701	168,109
Wendel SA	211	14,006

		5,089,815

Germany — 7.3%
Adidas AG	1,279	83,100
Allianz SE	2,914	278,299
Axel Springer AG	327	14,032
BASF SE	5,833	406,083
Bayer AG	5,293	338,028
Bayerische Motoren Werke AG	2,063	137,907
Beiersdorf AG	631	35,758
Brenntag AG	149	13,856
Celesio AG	516	8,162

87

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Commerzbank AG*	19,802	$33,329
Continental AG*	513	31,856
Daimler AG	5,814	254,702
Deutsche Bank AG	5,723	216,906
Deutsche Boerse AG*	1,275	66,731
Deutsche Lufthansa AG	1,383	16,450
Deutsche Post AG	5,502	84,589
Deutsche Telekom AG	17,270	198,102
E.ON AG	11,105	239,314
Fraport AG Frankfurt Airport Services Worldwide	272	13,367
Fresenius Medical Care AG & Co. KGaA	1,369	92,988
Fresenius SE	770	71,203
GEA Group AG	1,218	34,385
Hannover Ruckversicherung AG	356	17,640
HeidelbergCement AG	964	40,830
Henkel AG & Co. KGaA	937	45,333
Hochtief AG	206	11,894
Infineon Technologies AG	6,079	45,656
K+S AG	1,027	46,319
Kabel Deutschland Holding AG*	620	31,431
Lanxess AG	391	20,194
Linde AG	1,054	156,637
MAN SE	578	51,340
Merck KGaA	425	42,323
Metro AG	665	24,248
Muenchener Ruckversicherung AG	1,227	150,360
RWE AG	2,641	92,708
Salzgitter AG	183	9,128
SAP AG	5,892	311,637
Siemens AG	5,208	498,279
Suedzucker AG	700	22,299
ThyssenKrupp AG	2,318	53,181
United Internet AG	908	16,185
Volkswagen AG	252	33,737
Wacker Chemie AG	128	10,282

		4,400,788

Greece — 0.1%
Coca-Cola Hellenic Bottling Co. SA	1,467	25,157
Hellenic Telecommunications Organization SA	590	2,192
National Bank of Greece SA*	6,444	13,321
OPAP SA	1,080	9,504

		50,174

Guernsey — 0.1%
Resolution Ltd.	8,585	33,466

Hong Kong — 2.8%
AIA Group Ltd.	52,600	163,740
ASM Pacific Technology Ltd.	1,700	19,040
BOC Hong Kong Holdings Ltd.	24,500	57,811
Cathay Pacific Airways Ltd.	10,000	17,098
Cheung Kong Holdings Ltd.	9,000	106,762
Cheung Kong Infrastructure Holdings Ltd.	4,000	23,387
CLP Holdings Ltd.	11,500	97,703
First Pacific Co. Ltd. Hong Kong	14,000	14,526

	Number of Shares	Value†

Hong Kong — (continued)
Galaxy Entertainment Group Ltd.*	8,000	$14,542
Genting Singapore Plc*	34,000	39,562
Hang Lung Group Ltd.	8,000	43,781
Hang Lung Properties Ltd.	14,000	39,740
Hang Seng Bank Ltd.	5,100	60,412
Henderson Land Development Co., Ltd.	5,209	25,804
Hong Kong Exchanges & Clearing Ltd.	6,256	99,546
Hopewell Holdings Ltd.	1,000	2,554
Hutchison Whampoa Ltd.	13,000	108,483
Hysan Development Co., Ltd.	3,064	10,033
Kerry Properties Ltd.	4,009	13,247
Li & Fung Ltd.	38,000	70,020
Lifestyle International Holdings Ltd	4,500	9,905
MTR Corp.	9,764	31,555
New World Development Ltd.	23,190	18,620
Noble Group Ltd.	22,484	19,535
NWS Holdings Ltd.	10,709	15,746
Orient Overseas International Ltd.	2,000	11,627
PCCW Ltd.	32,000	10,980
Power Assets Holdings Ltd.	9,000	66,546
Shangri-La Asia Ltd.	8,666	14,928
Sino Land Co., Ltd.	14,163	20,126
SJM Holdings Ltd.	10,000	16,228
Sun Hung Kai Properties Ltd.	9,043	113,010
Swire Pacific Ltd., Class A	5,000	60,243
The Bank of East Asia Ltd.	9,940	37,506
The Hong Kong & China Gas Co., Ltd.	30,230	69,994
The Link Real Estate Investment Trust	14,808	54,459
Wharf Holdings Ltd.	10,000	45,077
Wheelock & Co., Ltd.	7,000	17,309
Wing Hang Bank Ltd.	2,012	16,461
Yue Yuen Industrial Holdings Ltd.	7,000	22,090

		1,699,736

Ireland — 0.7%
Anglo Irish Bank Corp. Plc*~	3,146	0
CRH Plc*	4,411	87,324
Elan Corp. Plc*	3,335	46,231
Experian Plc	6,226	84,627
James Hardie Industries SE	3,154	21,988
Kerry Group Plc, Class A*	1,174	42,977
Ryanair Holdings Plc*	862	4,032
Shire Plc	3,552	123,446

		410,625

Israel — 0.6%
The Israel Corp. Ltd.	16	10,021
Bank Hapoalim BM	8,292	27,115
Bank Leumi Le-Israel BM	5,100	14,646
Bezeq Israeli Telecommunication Corp. Ltd.	7,500	13,763
Cellcom Israel Ltd.	400	6,710
Elbit Systems Ltd.	300	12,352
Israel Chemicals Ltd.	2,300	23,953
NICE Systems Ltd.*	400	13,748
Partner Communications Co., Ltd.	700	6,216

88

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Israel — (continued)
Teva Pharmaceutical Industries Ltd.	5,824	$235,098

		363,622

Italy — 2.1%
A2A SpA	1,615	1,513
Assicurazioni Generali SpA	7,293	109,477
Atlantia SpA	2,184	34,860
Autogrill SpA	1,200	11,665
Banca Carige SpA	3,770	7,202
Banca Monte dei Paschi di Siena SpA	33,709	10,948
Banco Popolare Societa Cooperative	7,862	10,143
Enel Green Power SpA	8,768	18,272
Enel SpA	42,514	172,468
ENI SpA	15,388	317,263
Exor SpA	457	9,162
Fiat Industrial SpA*	4,305	36,676
Fiat SpA	5,103	23,290
Finmeccanica SpA	2,436	8,970
Intesa Sanpaolo SpA	60,041	99,999
Intesa Sanpaolo SpA, RSP	5,114	6,343
Luxottica Group SpA	649	18,147
Mediaset SpA	2,266	6,250
Mediobanco SpA	2,550	14,636
Pirelli & C SpA	1,674	14,033
Prysmian SpA	913	11,281
Saipem SpA	1,703	72,043
Snam Rete Gas SpA	8,688	38,267
Telecom Italia SpA	58,827	62,878
Telecom Italia SpA, RSP	37,646	33,686
Terna Rete Elettrica Nasionale SpA	8,545	28,757
Unicredit SpA	7,920	65,325
Unione di Banche Italiane ScpA	6,094	24,874

		1,268,428

Japan — 21.4%
Advantest Corp.	1,200	11,396
Aeon Co., Ltd.*	4,100	56,163
Aeon Credit Service Co. Ltd.	700	11,030
Aeon Mall Co., Ltd.	500	10,607
Air Water, Inc.	1,000	12,692
Aisin Seiki Co., Ltd.	1,200	34,008
Ajinomoto Co., Inc.	4,000	48,018
Alfresa Holdings Corp.	200	8,418
All Nippon Airways Co., Ltd.	5,000	13,971
Amada Co., Ltd.	3,000	18,989
Aozora Bank Ltd.*	5,000	13,757
Asahi Breweries Ltd.	2,700	59,230
Asahi Glass Co., Ltd.	7,000	58,519
Asahi Kasei Corp.	7,000	42,186
ASICS Corp.	1,000	11,240
Astellas Pharma, Inc.	2,800	113,701
Benesse Corp.	400	19,337
Bridgestone Corp.	3,900	88,328
Brother Industries Ltd.	1,500	18,359
Canon, Inc.	7,200	316,853
Casio Computer Co., Ltd.	400	2,420

	Number of Shares	Value†

Japan — (continued)
Central Japan Railway Co.	9	$75,954
Chiyoda Corp.	2,000	20,306
Chubu Electric Power Co., Inc.	4,400	82,337
Chugai Pharmaceutical Co., Ltd.	1,800	29,670
Citizen Holdings Co., Ltd.	800	4,637
Cosmo Oil Co., Ltd.	6,000	16,748
Credit Saison Co., Ltd.	1,000	19,971
Dai Nippon Printing Co., Ltd.	3,000	28,799
Daicel Chemical Industries Ltd.	2,000	12,148
Daido Steel Co., Ltd.	2,000	12,486
Daihatsu Motor Co., Ltd.	1,000	17,783
Daiichi Sankyo Co., Ltd.	4,300	85,162
Daikin Industries Ltd.	1,300	35,486
Dainippon Sumitomo Pharma Co., Ltd.	1,400	15,933
Daito Trust Construction Co., Ltd.	400	34,251
Daiwa House Industry Co., Ltd.	3,000	35,864
Daiwa Securities Group, Inc.	9,000	27,984
Dena Co., Ltd.	700	20,970
Denki Kagaku Kogyo KK	4,000	14,740
Denso Corp.	2,900	79,665
Dentsu, Inc.	1,300	39,548
East Japan Railway Co.	2,200	140,224
Eisai Co., Ltd.	1,600	66,178
Electric Power Development Co., Ltd.	500	13,296
Elpida Memory, Inc.*	900	4,164
FamilyMart Co., Ltd.	500	20,191
Fanuc Ltd.	1,200	183,039
Fast Retailing Co., Ltd.	300	54,571
Fuji Electric Holdings Co., Ltd.	1,000	2,738
Fuji Heavy Industries Ltd.	4,000	23,991
FUJIFILM Holdings Corp.	2,800	66,054
Fujitsu Ltd.	12,000	62,219
Fukuoka Financial Group, Inc.	6,000	25,139
Furukawa Electric Co., Ltd.	4,000	9,178
Gree, Inc.	800	27,501
GS Yuasa Corp.	2,000	10,712
Gunma Bank Ltd.	3,000	16,448
Hakuhodo Dy Holdings Inc.	250	14,333
Hamamatsu Photonics KK	500	17,433
Hino Motors Ltd.	3,000	18,165
Hirose Electric Co., Ltd.	300	26,240
Hitachi Chemical Co., Ltd.	1,000	17,505
Hitachi Construction Machinery Co., Ltd.	1,000	16,775
Hitachi High-Technologies Corp.	500	10,831
Hitachi Ltd.	29,000	150,857
Hitachi Metals Ltd.	1,000	10,852
Hitamitsu Pharmaceutical Co., Ltd.	400	16,954
Hokkaido Electric Power Co., Inc.	900	12,793
Hokuhoku Financial Group, Inc.	9,000	17,500
Hokuriku Electric Power Co.	1,200	22,411
Honda Motor Co., Ltd.	10,400	316,793
Hoya Corp.	2,900	62,347
IBIDEN Co., Ltd.	500	9,844
Idemitsu Kosan Co., Ltd.	100	10,306
IHI Corp.	9,000	21,820

89

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
INPEX Holdings, Inc.	13	$81,851
Isetan Mitsukoshi Holdings Ltd.	2,500	26,118
Isuzu Motors Ltd.	8,000	36,828
ITOCHU Corp.	9,300	94,297
Itochu Techno-Solutions Corp.	300	13,457
J. Front Retailing Co., Ltd.	4,000	19,282
Japan Petroleum Exploration Co.	300	11,707
Japan Prime Realty Investment Corp.	5	11,750
Japan Real Estate Investment Corp.	3	23,357
Japan Retail Fund Investment Corp.	10	14,793
Japan Tobacco, Inc.	29	136,373
JFE Holdings, Inc.	2,900	52,432
JGC Corp.	1,000	24,009
Joyo Bank Ltd.	4,000	17,652
JS Group Corp.	1,800	34,499
JSR Corp.	900	16,587
JTEKT Corp.	1,500	14,660
Jupiter Telecommunications Co., Ltd.	12	12,146
JX Holdings, Inc.	13,890	83,821
Kajima Corp.	7,000	21,483
Kamigumi Co., Ltd.	1,000	8,631
Kaneka Corp.	2,000	10,613
Kansai Paint Co., Ltd.	2,000	17,813
Kao Corp.	3,200	87,315
Kawasaki Heavy Industries Ltd.	7,000	17,366
Kawasaki Kisen Kaisha Ltd.	4,000	7,203
KDDI Corp.	19	122,024
Keihin Electric Express Railway Co., Ltd.	4,000	35,923
Keio Corp.	3,000	21,160
Keisei Electric Railway Co., Ltd.	1,000	7,352
Keyence Corp.*	310	74,722
Kikkoman Corp.	1,000	11,470
Kintetsu Corp.	9,000	35,153
Kirin Holdings Co., Ltd.	5,000	60,754
Kobe Steel Ltd.*	18,000	27,819
Koito Manufacturing Co. Ltd.	1,000	13,978
Komatsu Ltd.	5,900	137,576
Konami Corp.	600	17,942
Konica Minolta Holdings, Inc.	3,000	22,307
Kubota Corp.	7,000	58,580
Kuraray Co., Ltd.	2,400	34,060
Kurita Water Industries Ltd.	800	20,766
Kyocera Corp.	900	72,174
Kyowa Hakko Kirin Co., Ltd.	2,000	24,414
Kyushu Electric Power Co., Inc.	2,800	40,109
Lawson, Inc.	400	24,922
Makita Corp.	700	22,583
Marubeni Corp.	11,000	66,955
Marui Group Co., Ltd.	600	4,664
Mazda Motor Corp.*	7,000	12,308
McDonald’s Holdings Co. (Japan), Ltd.	700	18,849
Medipal Holdings Corp.	1,000	10,441
MEIJI Holdings Co., Ltd.	500	20,708
Miraca Holdings, Inc.	400	15,947
Mitsubishi Chemical Holdings Corp.	7,500	41,103

	Number of Shares	Value†

Japan — (continued)
Mitsubishi Corp.	8,700	$175,346
Mitsubishi Electric Corp.	12,000	115,006
Mitsubishi Estate Co., Ltd.	8,000	119,291
Mitsubishi Gas Chemical Co., Inc.	3,000	16,635
Mitsubishi Heavy Industries Ltd.	18,000	76,450
Mitsubishi Logistics Corp.	1,000	11,074
Mitsubishi Materials Corp.	5,000	13,518
Mitsubishi Motors Corp.*	21,000	24,745
Mitsubishi Tanabe Pharma Corp.	1,000	15,798
Mitsubishi UFJ Financial Group, Inc.	81,100	343,335
Mitsubishi UFJ Lease & Finance Co., Ltd.	460	18,207
Mitsui & Co., Ltd.	10,800	167,392
Mitsui Chemicals, Inc.	5,000	15,182
Mitsui Fudosan Co., Ltd.	5,000	72,909
Mitsui OSK Lines Ltd.	6,000	23,135
Mizuho Financial Group, Inc.	140,580	190,361
MS&AD Insurance Group Holdings, Inc.	3,490	64,421
Murata Manufacturing Co., Ltd.	1,200	61,454
Nabtesco Corp.	700	12,733
Namco Bandai Holdings, Inc.	1,700	24,127
NEC Corp.*	18,000	36,430
NGK Insulators Ltd.	2,000	23,679
NGK Spark Plug Co., Ltd.	1,000	12,359
Nhk Spring Co., Ltd.	1,200	10,606
Nidec Corp.	700	60,778
Nikon Corp.	2,300	50,969
Nintendo Co., Ltd.	600	82,375
Nippon Building Fund, Inc.	3	24,552
Nippon Electric Glass Co., Ltd.	2,000	19,688
Nippon Express Co., Ltd.	5,000	19,437
Nippon Meat Packers, Inc.	1,000	12,391
Nippon Paper Group, Inc.	800	17,468
Nippon Sheet Glass Co., Ltd.	7,000	13,046
Nippon Steel Corp.	33,000	82,090
Nippon Telegraph & Telephone Corp.	3,100	157,821
Nippon Yusen KK	8,000	20,391
Nissan Motor Co., Ltd.	15,500	138,804
Nisshin Seifun Group, Inc.	1,500	18,159
Nisshin Steel Co., Ltd.	2,000	3,060
Nissin Food Products Co., Ltd.	200	7,842
Nitori Holdings Co., Ltd.	300	28,130
Nitto Denko Corp.	900	32,013
NKSJ Holdings, Inc.	2,625	51,350
NOK Corp.	1,000	17,059
Nomura Holdings, Inc.	21,500	64,731
Nomura Real Estate Holdings, Inc.	1,000	14,838
Nomura Real Estate Office Fund, Inc.	2	10,264
Nomura Research Institute Ltd.	1,000	22,560
NSK Ltd.	3,000	19,378
NTN Corp.	4,000	16,045
NTT Data Corp.	6	19,105
NTT DoCoMo, Inc.	99	181,766
Obayashi Corp.	4,000	17,786
Odakyu Electric Railway Co., Ltd.	4,000	38,670
Oji Paper Co., Ltd.	6,000	30,805

90

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Olympus Corp.	1,500	$19,717
OMRON Corp.	1,000	20,073
Ono Pharmaceutical Co., Ltd.	600	33,650
Oracle Corp. Japan	200	6,611
Oriental Land Co., Ltd.	300	31,672
ORIX Corp.	680	56,060
Osaka Gas Co., Ltd.	12,000	47,411
Otsuka Holdings Co., Ltd.	1,700	47,712
Panasonic Corp.	13,800	116,468
Rakuten, Inc.*	46	49,489
Resona Holdings, Inc.	12,500	55,025
Ricoh Co., Ltd.	5,000	43,492
Rinnai Corp.	300	21,481
Rohm Co., Ltd.	500	23,250
Sankyo Co., Ltd.	400	20,223
Sanrio Co., Ltd.	300	15,387
Santen Pharmaceutical Co., Ltd.	600	24,778
SBI Holdings, Inc.	101	7,374
Secom Co., Ltd.	1,400	64,378
Sega Sammy Holdings, Inc.	1,200	25,924
Seiko Epson Corp.	800	10,574
Sekisui Chemical Co., Ltd.	3,000	24,713
Sekisui House Ltd.	3,000	26,659
Seven & I Holdings Co., Ltd.	4,900	136,562
Seven Bank Ltd.	5,300	10,372
Sharp Corp.	7,000	61,019
Shikoku Electric Power Co., Inc.	1,300	37,294
Shimadzu Corp.	1,000	8,433
Shimamura Co., Ltd.	200	20,435
Shimano, Inc.	500	24,336
Shimizu Corp.	5,000	21,015
Shin-Etsu Chemical Co., Ltd.	2,500	122,800
Shinsei Bank Ltd.	2,000	2,068
Shionogi & Co., Ltd.	1,800	23,091
Shiseido Co., Ltd.	2,400	44,071
Showa Denko KK	9,000	18,164
Showa Shell Sekiyu KK	500	3,362
SMC Corp.	300	48,266
Softbank Corp.	5,400	158,588
Sojitz Corp.	9,400	14,518
Sony Corp.	6,300	113,595
Sony Financial Holdings, Inc.	1,200	17,698
Square Enix Holdings Co., Ltd.	1,000	19,599
Stanley Electric Co., Ltd.	1,300	19,051
SUMCO Corp.*	1,000	7,361
Sumitomo Chemical Co., Ltd.	9,000	32,677
Sumitomo Corp.	7,500	101,379
Sumitomo Electric Industries Ltd.	4,700	50,885
Sumitomo Heavy Industries Ltd.	3,000	17,509
Sumitomo Metal Industries Ltd.	22,000	39,898
Sumitomo Metal Mining Co., Ltd.	3,000	38,407
Sumitomo Mitsui Financial Group, Inc.	8,300	230,182
Sumitomo Mitsui Trust Holdings, Inc.	20,430	59,912
Sumitomo Realty & Development Co., Ltd.	2,000	34,944
Sumitomo Rubber Industries Ltd.	1,200	14,410

	Number of Shares	Value†

Japan — (continued)
Suruga Bank Ltd.	1,000	$8,925
Suzuken Co., Ltd.	400	11,076
Suzuki Motor Corp.	1,800	37,062
Sysmex Corp.	400	13,005
T&D Holdings, Inc.	3,900	36,313
Taisei Corp.	8,000	20,279
Taisho Pharmaceutical Holdings Co., Ltd.*	300	23,152
Taiyo Nippon Sanso Corp.	1,000	6,954
Takashimaya Co., Ltd.	1,000	7,203
Takeda Pharmaceutical Co., Ltd.	4,900	215,235
TDK Corp.	900	39,693
Teijin Ltd.	6,000	18,408
Terumo Corp.	1,100	51,711
The Bank of Kyoto Ltd.	3,000	25,793
The Bank of Yokohama Ltd.	7,000	33,026
The Chiba Bank Ltd.	4,000	25,717
The Chugoku Bank Ltd.	1,000	13,915
The Chugoku Electric Power Co., Inc.	2,100	36,796
The Dai-ichi Life Insurance Co., Ltd.	54	53,012
The Hachijuni Bank Ltd.	4,000	22,787
The Hiroshima Bank Ltd.	5,000	23,191
The Iyo Bank Ltd.	1,000	9,854
The Japan Steel Works Ltd.	1,000	6,937
The Kansai Electric Power Co., Inc.	4,800	73,734
The Nishi-Nippon City Bank Ltd.	7,000	20,079
The Shizuoka Bank Ltd.	4,000	42,081
THK Co., Ltd.	1,000	19,698
Tobu Railway Co., Ltd.	7,000	35,717
Toho Co., Ltd.	900	16,027
Toho Gas Co., Ltd.	3,000	19,102
Tohoku Electric Power Co., Inc.	2,500	24,019
Tokio Marine Holdings, Inc.	4,300	95,219
Tokyo Electric Power Co., Inc.*	7,100	17,039
Tokyo Electron Ltd.	1,100	55,734
Tokyo Gas Co., Ltd.	16,000	73,737
Tokyu Corp.	8,000	39,397
Tokyu Land Corp.	1,000	3,774
TonenGeneral Sekiyu KK	2,000	21,808
Toppan Printing Co., Ltd.	4,000	29,366
Toray Industries, Inc.	9,000	64,392
Toshiba Corp.	24,000	97,945
Tosoh Corp.	6,000	15,944
TOTO Ltd.	1,000	7,719
Toyo Seikan Kaisha Ltd.	1,000	13,609
Toyo Suisan Kaisha Ltd.	1,000	24,200
Toyoda Gosei Co., Ltd.	400	6,335
Toyota Industries Corp.	1,200	32,467
Toyota Motor Corp.	17,400	575,368
Toyota Tsusho Corp.	1,100	19,390
Trend Micro, Inc.*	500	14,910
Tsumura & Co.	200	5,896
Ube Industries Ltd.	7,000	19,133
Unicharm Corp.	600	29,583
Ushio, Inc.	700	10,061
USS Co., Ltd.	110	9,942

91

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
West Japan Railway Co.	1,000	$43,451
Yahoo! Japan Corp.	106	34,102
Yakult Honsha Co., Ltd.	600	18,863
Yamada Denki Co., Ltd.	540	36,784
Yamaguchi Financial Group, Inc.	1,000	9,529
Yamaha Corp.	300	2,740
Yamaha Motor Co., Ltd.	1,400	17,707
Yamato Holdings Co., Ltd.	2,800	47,126
Yamato Kogyo Co., Ltd.	300	8,586
Yamazaki Baking Co., Ltd.	1,000	13,139
Yaskawa Electric Corp.	2,000	16,937
Yokogawa Electric Corp.*	2,000	17,959

		12,973,850

Jersey — 0.1%
Randgold Resources Ltd.	592	60,525

Luxembourg — 0.4%
ArcelorMittal	5,612	101,972
Millicom International Cellular SA	489	48,851
SES SA	2,033	48,704
Tenaris SA	2,739	50,373

		249,900

Mexico — 0.0%
Fresnillo Plc	1,200	28,433

Netherlands — 5.1%
Aegon NV*	11,172	44,651
Akzo Nobel NV	1,485	71,561
ASML Holding NV	2,806	117,210
Corio NV	288	12,471
Delta Lloyd NV	772	12,934
European Aeronautic Defence & Sapce Co. NV	2,566	79,903
Fugro NV	490	28,364
Heineken Holdings NV	748	30,568
Heineken NV	1,679	77,644
ING Groep NV*	23,744	169,807
Koninklijke Ahold NV	7,594	102,068
Koninklijke Boskalis Westminster NV	430	15,749
Koninklijke DSM NV	913	42,200
Koninklijke KPN NV	9,600	114,597
Koninklijke Philips Electronics NV	6,613	138,752
Koninklijke Vopak NV	370	19,511
QIAGEN NV*	1,189	16,371
Randstad Holding NV	866	25,475
Reed Elsevier NV	4,449	51,766
Royal Dutch Shell Plc, A Shares	23,124	848,397
Royal Dutch Shell Plc, B Shares	17,030	647,780
SBM Offshore NV	1,230	25,213
TNT Express NV	1,885	14,039
Unilever NV	10,369	356,522
Wolters Kluwer NV	2,123	36,611

		3,100,164

New Zealand — 0.1%
Auckland International Airport Ltd.	6,300	12,339
Contact Energy Ltd.*	2,856	11,719

	Number of Shares	Value†

New Zealand — (continued)
Fletcher Building Ltd.	3,352	$16,007
Sky City Entertainment Group Ltd.	4,623	12,351
Telecom Corp. of New Zealand Ltd.	13,015	20,853

		73,269

Norway — 0.8%
Aker Solutions ASA	800	8,386
DnB NOR ASA	6,092	59,377
Gjensidige Forsikring ASA	1,418	16,413
Norsk Hydro ASA	6,555	30,259
Orkla ASA	5,338	39,750
StatoilHydro ASA	6,956	178,145
Telenor ASA	4,615	75,519
Yara International ASA	1,267	50,578

		458,427

Portugal — 0.2%
Banco Espirito Santo SA	3,884	6,764
Cimentos de Portugal, SGPS SA	2,109	14,486
Energias de Portugal SA	12,468	38,506
Galp Energia SGPS, SA, B Shares	1,326	19,482
Jeronimo Martins SGPS SA*	1,200	19,821
Portugal Telecom SGPS, SA	4,543	26,165

		125,224

Singapore — 1.5%
Ascendas Real Estate Investment Trust	15,000	21,180
CapitaLand Ltd.	14,000	23,826
Capitamall Trust Management Ltd.	14,700	19,247
CapitaMalls Asia Ltd.	7,000	6,096
City Developments Ltd.	3,000	20,560
ComfortDelGro Corp. Ltd.	14,000	15,276
DBS Group Holdings Ltd.	11,107	98,589
Fraser & Neave Ltd.	5,000	23,869
Global Logistic Properties Ltd.*	15,000	20,278
Golden Agri-Resources Ltd.	42,000	23,142
Hutchison Port Holdings Trust	26,100	16,182
Jardine Cycle & Carriage Ltd.	1,000	37,103
Keppel Corp. Ltd.	8,600	61,557
Keppel Land Ltd.	5,110	8,735
Olam International Ltd.	10,179	16,685
Oversea-Chinese Banking Corp. Ltd.	16,133	97,296
SembCorp Industries Ltd.	6,000	18,714
SembCorp Marine Ltd.	7,000	20,572
Singapore Airlines Ltd.	4,000	31,302
Singapore Exchange Ltd.	4,000	18,907
Singapore Press Holdings Ltd.	11,000	31,267
Singapore Technologies Engineering Ltd.	7,000	14,520
Singapore Telecommunications Ltd.	48,000	114,324
Starhub Ltd.	5,000	11,218
United Overseas Bank Ltd.	8,345	98,208
Uol Group Ltd.	4,000	12,321
Wilmar International Ltd.	13,000	50,115

		931,089

92

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 3.2%
Abertis Infraestructuras SA	2,542	$40,397
Acciona SA	126	10,829
Acerinox SA	263	3,362
ACS Actividades de Construccion y Servicios SA	740	21,849
Amadeus IT Holding SA	2,087	33,701
Banco Bilbao Vizcaya Argentaria, Chile SA	28,681	247,063
Banco de Sabadell SA	5,606	21,229
Banco de Valencia SA*	12	9
Banco Popular Espanol SA	6,876	31,230
Banco Santander SA	53,932	407,436
Bankia SA*	4,904	22,817
Bankinter SA	595	3,641
Criteria CaixaCorp SA	6,815	33,305
Distribuidora Internacional de Alimentacion SA*	3,038	13,677
EDP Renovaveis SA*	873	5,331
Enagas	797	14,715
Ferrovial SA	1,969	23,679
Fomento de Construcciones y Contratas SA	800	20,654
Gas Natural SDG SA	1,984	34,003
Grifols SA I-11 Shares*~	127	2,137
Grifols SA*	1,270	21,280
Iberdrola SA	24,487	152,956
Inditex SA	1,368	111,676
Indra Sistemas SA	203	2,574
Mapfre SA	5,533	17,501
Red Electrica de Espana SA	525	22,419
Repson YPF SA	5,162	157,932
Telefonica SA	26,012	448,138
Zardoya Otis SA	1,360	18,598

		1,944,138

Sweden — 2.9%
Alfa Laval AB	1,900	35,882
Assa Abloy AB, B Shares	1,775	44,385
Atlas Copco AB, A Shares	4,329	92,755
Atlas Copco AB, B Shares	2,290	43,350
Boliden AB	1,883	27,318
Electrolux AB, B Shares	1,462	23,230
Getinge AB, B Shares	1,453	36,742
Hennes & Mauritz AB, B Shares	6,348	203,644
Hexagon AB, B Shares	1,466	21,824
Holmen AB	500	14,319
Husqvarna AB, B Shares	2,834	13,012
Industrivarden AB	1,227	14,584
Investor AB, B Shares	3,046	56,652
Kinnevik Investment AB, B Shares	1,200	23,324
Lundin Petroleum AB*	1,393	34,118
Modern Times Group AB, B Shares	200	9,526
Nordea Bank AB	17,075	131,608
Ratos AB, B Shares	1,400	16,384
Sandvik AB	6,508	79,563
Scania AB, B Shares	1,700	25,094
Securitas AB, B Shares	1,200	10,322
Skandinaviska Enskilda Banken AB, A Shares	9,468	54,933

	Number of Shares	Value†

Sweden — (continued)
Skanska AB, B Shares	2,722	$44,926
SKF AB, B Shares	2,175	45,850
Ssab Svenskt Stal AB, A Shares	1,400	12,260
Svenska Cellulosa AB, B Shares	3,340	49,306
Svenska Handelsbanken AB, A Shares	3,276	85,850
Swedbank AB, A Shares	4,752	61,323
Swedish Match AB	1,200	42,508
Tele2 AB, B Shares	2,200	42,635
Telefonaktiebolaget LM Ericsson, B Shares	18,614	188,757
TeliaSonera AB	13,846	93,820
Volvo AB, B Shares	8,176	89,069

		1,768,873

Switzerland — 8.7%
ABB Ltd.*	14,063	264,191
Actelion Ltd.*	616	21,072
Adecco SA*	883	36,800
Aryzta AG	492	23,736
Baloise Holding AG	303	20,730
Barry Callebaut AG*	11	10,822
Compagnie Financiere Richemont SA	3,375	169,772
Credit Suisse Group AG*	7,052	165,286
GAM Holding Ltd.*	1,619	17,533
Geberit AG*	256	49,209
Givaudan SA*	52	49,412
Glencore International Plc	4,893	29,876
Holcim Ltd.*	1,558	83,049
Julius Baer Group Ltd.*	1,367	53,248
Kuehne & Nagel International AG	317	35,497
Lindt & Spruengli AG	1	33,359
Lindt & Spruengli AG, Participation Certificates	7	20,799
Lonza Group AG*	223	13,140
Nestle SA	20,981	1,204,803
Novartis AG	14,712	839,953
Pargesa Holding SA	223	14,567
Partners Group Holding AG	84	14,634
Roche Holding AG	4,434	749,871
Schindler Holding AG	145	16,801
Schindler Holding AG, Participation Certificates	341	39,638
SGS SA	35	57,727
Sika AG	15	28,204
Sonova Holding AG*	251	26,150
STMicroelectronics NV	3,129	18,523
Straumann Holding AG	19	3,272
Sulzer AG	151	16,079
Swiss Life Holding AG*	175	16,028
Swiss Re Ltd.	2,232	113,474
Swisscom AG	152	57,491
Syngenta AG	588	172,784
The Swatch Group AG	204	75,932
The Swatch Group AG, Registered Shares	282	18,701
UBS AG*	23,334	276,804
Xstrata Plc	12,803	194,926
Zurich Financial Services AG*	904	203,678

		5,257,571

93

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — 19.8%
3i Group Plc	4,517	$12,682
Admiral Group Plc	1,092	14,478
Aggreko Plc	1,801	56,354
AMEC Plc	1,738	24,477
Anglo American Plc	8,474	313,029
Antofagasta Plc	2,513	47,527
ARM Holdings Plc	8,680	80,120
Associated British Foods Plc	2,553	43,855
AstraZeneca Plc	8,409	388,426
Aviva Plc	16,969	78,928
Babcock International Group Plc	1,997	22,783
BAE Systems Plc	21,719	95,972
Balfour Beatty Plc	4,201	17,268
Barclays Plc	71,750	196,499
BG Group Plc	21,485	458,994
BHP Billiton Plc	13,576	396,901
BP Plc	120,033	855,023
British American Tobacco Plc	12,567	596,179
British Land Co. Plc	4,853	34,831
British Sky Broadcasting Group Plc	7,355	83,679
BT Group Plc	50,318	149,151
Bunzl Plc	1,814	24,891
Burberry Group Plc	2,636	48,469
Cairn Energy Plc*	8,224	33,811
Carnival Plc	1,274	41,993
Centrica Plc	33,554	150,707
Cobham Plc	8,466	24,106
Compass Group Plc	12,038	114,225
Diageo Plc	15,942	348,332
Essar Energy Plc*	1,915	5,101
Eurasian Natural Resources Corp.	1,476	14,557
G4S Plc	8,409	35,495
GKN Plc	10,137	28,786
GlaxoSmithKline Plc	32,313	736,276
Hammerson Plc	5,215	29,121
HSBC Holdings Plc	112,275	857,106
ICAP Plc	3,290	17,721
Imperial Tobacco Group Plc	6,275	237,447
Inmarsat Plc	3,494	21,882
Intercontinental Hotels Group Plc	2,014	36,211
International Consolidated Airlines Group SA*	3,469	7,779
International Consolidated Airlines Group SA	2,764	6,315
International Power Plc	10,295	53,832
Intertek Group Plc	932	29,431
Invensys Plc	4,412	14,428
Investec Plc	2,501	13,162
ITV Plc	22,089	23,335
J. Sainsbury Plc	6,814	32,036
Johnson Matthey Plc	1,505	42,880
Kazakhmys Plc	1,454	20,994
Kingfisher Plc	14,448	56,144
Land Securities Group Plc	4,898	48,308
Legal & General Group Plc	37,514	59,950
Liberty International Plc	3,734	18,092
Lloyds Banking Group Plc*	272,213	109,342

	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group Plc	1,386	$17,045
Lonmin Plc	1,129	17,202
Man Group Plc	8,839	17,250
Marks & Spencer Group Plc	10,596	51,176
Meggitt Plc	4,864	26,624
National Grid Plc	22,533	217,797
Next Plc	1,167	49,509
Old Mutual Plc	35,151	73,934
Pearson Plc	5,413	101,594
Petrofac Ltd.	1,394	31,177
Prudential Plc	16,544	163,688
Reckitt Benckiser Group Plc	3,879	191,311
Reed Elsevier Plc	8,010	64,481
Rexam Plc	6,154	33,679
Rio Tinto Plc	9,033	441,227
Rolls-Royce Holdings Plc*	11,288	130,693
Rolls-Royce Holdings Preference C Shares~	778,872	1,210
Royal Bank of Scotland Group Plc*	94,653	29,835
RSA Insurance Group Plc	18,562	30,303
SABMiller Plc	5,911	207,809
Schroders Plc	460	9,379
Scottish & Southern Energy Plc	6,142	122,945
Segro Plc	3,302	10,692
Serco Group Plc	2,287	16,827
Severn Trent Plc	1,659	38,498
Smith & Nephew Plc	5,964	57,879
Smiths Group Plc	2,700	38,318
Standard Chartered Plc	15,226	333,028
Standard Life Plc	15,971	51,171
Subsea 7 SA*	1,946	35,923
Tate & Lyle Plc	2,925	31,977
Tesco Plc	51,317	321,080
The Capita Group Plc	4,147	40,440
The Sage Group Plc	9,331	42,636
The Weir Group Plc	1,436	45,325
TUI Travel Plc	1,257	3,242
Tullow Oil Plc	5,873	127,609
Unilever Plc	8,012	268,673
United Utilities Group Plc	4,841	45,520
Vedanta Resources Plc	511	8,062
Vodafone Group Plc	323,055	900,705
Whitbread Plc	1,256	30,494
WM Morrison Supermarkets Plc	14,652	74,109
Wolseley Plc	2,000	66,150
WPP Group Plc	8,141	85,376

		12,013,023

United States — 0.3%
Synthes, Inc.	416	69,630
Transocean Ltd.	2,097	80,504

		150,134

TOTAL COMMON STOCKS (Cost $62,732,664)		59,602,246

94

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG	500	$23,607
Henkel AG & Co. KGaA	1,172	67,564
Porsche Automobil Holding SE	1,202	64,169
ProSiebenSat.1 Media AG	587	10,695
RWE AG NV	206	6,777
Volkswagen AG	912	136,354

TOTAL PREFERRED STOCKS (Cost $297,196)		309,166

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev NV*	256	0

France — 0.0%
Neopost SA*	268	0

TOTAL WARRANTS (Cost $0)		0

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $732,810)	732,810	732,810

TOTAL INVESTMENTS — 100.0% (Cost $63,762,670)		$60,644,222

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $3,347.
§	Restricted security.

Oyj — Julkinen Osakeyhtiö (Finnish: public limited company)

Plc — Public Limited Company.

PPS — Partially Protected Shares.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$104,370
Aerospace & Defense	0.5%	300,832
Agriculture	1.8%	1,085,764
Airlines	0.2%	106,811
Apparel	0.3%	203,615
Auto Manufacturers	3.1%	1,851,172
Auto Parts & Equipment	0.9%	561,665
Banks	12.6%	7,530,560
Beverages	2.2%	1,320,107
Biotechnology	0.3%	151,837
Building Materials	1.1%	678,176
Chemicals	3.7%	2,175,762
Commercial Services	1.5%	864,896
Computers	0.3%	195,758
Cosmetics & Personal Care	0.6%	352,743
Distribution & Wholesale	1.4%	812,550
Diversified	—%	21,180

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Diversified Financial Services	1.0%	$618,027
Diversified Operations	0.2%	131,791
Electric	3.4%	2,031,048
Electrical Components & Equipment	1.0%	604,869
Electronics	1.2%	707,073
Energy-Alternate Sources	0.1%	31,728
Engineering & Construction	1.4%	852,557
Entertainment	0.2%	146,511
Environmental Control	—%	20,766
Food	5.9%	3,486,315
Food Service	0.2%	114,225
Forest Products & Paper	0.3%	168,468
Gas	0.8%	447,936
Hand & Machine Tools	0.4%	229,287
Healthcare Products	0.9%	522,303
Healthcare Services	0.2%	141,299
Holding Companies	0.9%	558,839
Home Builders	0.2%	87,236
Home Furnishings	0.5%	314,312
Hotels & Resorts	0.1%	61,536
Household Products & Wares	0.4%	260,272
Industrial	0.2%	130,693
Insurance	4.4%	2,629,718
Internet	0.3%	164,816
Investment Companies	0.3%	195,968
Iron & Steel	0.8%	479,528
Leisure Time	0.2%	115,942
Lodging	0.4%	220,778
Machinery - Construction & Mining	0.5%	290,456
Machinery - Diversified	1.1%	668,926
Media	1.3%	759,399
Metal Fabricate/Hardware	0.5%	276,310
Mining	4.8%	2,888,098
Miscellaneous Manufacturing	1.3%	796,548
Mixed Industrial/Office	0.6%	361,984
Office & Business Equipment	0.7%	388,942
Oil & Gas	8.6%	5,110,008
Oil & Gas Services	0.5%	268,313
Packaging and Containers	0.2%	100,049
Pharmaceuticals	8.2%	4,894,018
Real Estate	1.4%	846,117
Real Estate Investment Trusts	0.5%	271,631
Retail	2.6%	1,533,011
Semiconductors	0.6%	371,058
Shipbuilding	0.1%	33,870
Software	0.8%	481,367
Storage & Warehousing	—%	11,074
Strip Centers	0.3%	176,336
Telecommunications	6.5%	3,896,985
Textiles	0.2%	116,860
Toys, Games & Hobbies	0.2%	121,889
Transportation	1.7%	1,016,349
Venture Capital	—%	12,682
Water	0.2%	118,327

	100.0%	$59,602,246

95

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Developed International Index Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$5,151,333	$16,768	$5,134,565	$—
Austria	127,564	—	127,564	—
Belgium	573,678	—	573,678	—
Bermuda	66,298	—	66,298	—
Cayman Islands	19,971	—	19,971	—
China	65,753	—	65,753	—
Denmark	630,805	—	630,805	—
Finland	515,570	—	515,570	—
France	5,089,815	—	5,089,815	—
Germany	4,400,788	—	4,400,788	—
Greece	50,174	25,157	25,017	—
Guernsey	33,466	—	33,466	—
Hong Kong	1,699,736	—	1,699,736	—
Ireland	410,625	—	410,625	—
Israel	363,622	—	363,622	—
Italy	1,268,428	—	1,268,428	—
Japan	12,973,850	23,152	12,950,698	—
Jersey	60,525	—	60,525	—
Luxembourg	249,900	—	249,900	—
Mexico	28,433	—	28,433	—
Netherlands	3,100,164	—	3,100,164	—
New Zealand	73,269	—	73,269	—
Norway	458,427	—	458,427	—
Portugal	125,224	26,165	99,059	—
Singapore	931,089	16,182	914,907	—
Spain	1,944,138	22,817	1,921,321	—
Sweden	1,768,873	—	1,768,873	—
Switzerland	5,257,571	—	5,257,571	—
United Kingdom	12,013,023	—	12,011,813	1,210
United States	150,134	80,504	69,630	—
PREFERRED STOCKS	309,166	—	309,166	—
WARRANTS	—	—	—	—
SHORT-TERM INVESTMENTS	732,810	732,810	—	—

TOTAL INVESTMENTS	$60,644,222	$943,555	$59,699,457	$1,210

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Purchases	1,239
Change in Appreciation/(Depreciation)	(29)

Balance as of 12/31/2011	$1,210

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

$57,948,888 was transferred from Level 1 into Level 2 at 12/31/11 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

96

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 99.7%
Australia — 4.8%
Coca-Cola Amatil Ltd.	442,056	$5,193,932
Newcrest Mining Ltd.	89,956	2,741,414
QBE Insurance Group Ltd.	107,489	1,422,549
Woolworths Ltd.	214,159	5,497,103

		14,854,998

Belgium — 2.4%
Anheuser-Busch InBev NV	120,244	7,338,868

Brazil — 8.7%
AES Tiete SA (Preference)	181,961	2,622,228
CETIP SA - Balcao Organizado de Ativos e Derivativos	164,275	2,373,521
CIA de Bebidas das Americas ADR	165,230	5,963,151
Cia Energetica de Minas Gerais	131,214	2,334,297
CPFL Energia SA	175,100	2,442,623
Itau Unibanco Holding SA Preferred ADR	56,200	1,043,072
Redecard SA	316,939	4,959,898
Souza Cruz SA	428,870	5,267,611

		27,006,401

Canada — 5.6%
Canadian National Railway Co.	58,994	4,641,344
Canadian Natural Resources Ltd.	145,728	5,457,201
Goldcorp, Inc.	87,589	3,887,017
Valeant Pharmaceuticals International, Inc.	68,900	3,223,336

		17,208,898

Cayman Islands — 0.4%
Wynn Macau Ltd.	444,800	1,110,382

China — 0.7%
Baidu, Inc. ADR*	20,138	2,345,473

Colombia — 0.1%
Ecopetrol SA	4,268	190,012

Denmark — 3.7%
Novo Nordisk A/S, B Shares	99,839	11,469,826

France — 6.7%
BioMerieux	27,303	1,948,665
Bureau Veritas SA	56,757	4,122,558
Cie Generale d’Optique Essilor International SA	90,156	6,355,225
Hermes International	10,484	3,116,060
Pernod-Ricard SA	57,321	5,305,557

		20,848,065

India — 8.9%
HDFC Bank Ltd.	998,295	8,028,545
HDFC Bank Ltd. ADR	10,729	281,958
Housing Development Finance Corp.	633,010	7,763,246
ITC Ltd.	1,946,174	7,370,403
Nestle India Ltd.	34,248	2,638,978
Tata Consultancy Services Ltd.	64,700	1,411,792

		27,494,922

	Number of Shares	Value†

Ireland — 2.5%
Covidien Plc	170,119	$7,657,056

Japan — 3.4%
Daito Trust Construction Co., Ltd.	38,100	3,262,375
Nitori Holdings Co., Ltd.	76,200	7,145,101

		10,407,476

Luxembourg — 0.2%
L’occitane International SA	391,715	785,536

Mexico — 1.5%
Fresnillo Plc	135,118	3,201,554
Wal-Mart de Mexico S.A.B de C.V., Series V	578,900	1,588,846

		4,790,400

Netherlands — 8.3%
Core Laboratories NV	81,837	9,325,326
Royal Dutch Shell Plc	137,413	5,008,808
Unilever NV	332,301	11,425,662

		25,759,796

Singapore — 1.0%
Oversea-Chinese Banking Corp. Ltd.	505,300	3,047,389

Sweden — 0.4%
Indutrade AB	41,806	1,110,414

Switzerland — 9.3%
Compagnie Financiere Richemont SA	48,265	2,427,860
Kuehne & Nagel International AG	32,058	3,589,826
Lindt & Spruengli AG, Participation Certificates	645	1,916,503
Nestle SA	246,710	14,166,958
Novartis AG	119,549	6,825,421

		28,926,568

United Kingdom — 24.0%
Admiral Group Plc	114,387	1,516,524
British American Tobacco Plc	485,177	23,016,805
Bunzl Plc	202,439	2,777,753
Diageo Plc	406,639	8,885,032
Domino’s Pizza UK & IRL Plc	575,064	3,593,738
GlaxoSmithKline Plc	73,896	1,683,776
Imperial Tobacco Group Plc	385,246	14,577,799
Reckitt Benckiser Group Plc	61,541	3,035,180
Rolls-Royce Holdings Plc*	184,039	2,130,817
Rolls-Royce Holdings Preference C Shares~	12,698,691	19,721
SABMiller Plc	180,401	6,342,231
Tesco Plc	1,085,353	6,790,827

		74,370,203

United States — 7.1%
Philip Morris International, Inc.	278,546	21,860,290

TOTAL COMMON STOCKS (Cost $247,925,558)		308,582,973

97

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

International Equity Fund

	Number of Shares	Value†
WARRANTS — 0.2%
Algeria — 0.2%
Housing Development Finance Corp.* Expires 09/29/14 (Cost $749,657)	52,100	$634,015

SHORT-TERM INVESTMENTS — 0.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $272,333)	272,333	272,333

TOTAL INVESTMENTS — 100.0% (Cost $248,947,548)		$309,489,321

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at December 31, 2011 is $19,721.

ADR — American Depository Receipt.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Aerospace & Defense	—%	$19,721
Agriculture	23.4%	72,092,908
Apparel	1.0%	3,116,060
Banks	4.0%	12,400,964
Beverages	12.6%	39,028,771
Commercial Services	2.2%	6,900,311
Computers	0.5%	1,411,792
Cosmetics & Personal Care	0.3%	785,536
Diversified Financial Services	4.9%	15,096,665
Electric	2.4%	7,399,148
Food	13.7%	42,436,031
Healthcare Products	4.5%	14,012,281
Healthcare Services	0.6%	1,948,665
Household Products & Wares	1.0%	3,035,180
Industrial	2.3%	7,128,248
Insurance	0.9%	2,939,073
Internet	0.8%	2,345,473
Lodging	0.4%	1,110,382
Mining	1.9%	5,942,968
Oil & Gas	3.5%	10,656,021
Oil & Gas Services	3.0%	9,325,326
Pharmaceuticals	7.5%	23,202,359
Real Estate	1.1%	3,262,375
Retail	4.8%	14,755,545
Transportation	2.7%	8,231,170

	100.0%	$308,582,973

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$14,854,998	$—	$14,854,998	$—
Belgium	7,338,868	—	7,338,868	—
Brazil	27,006,401	27,006,401	—	—
Canada	17,208,898	17,208,898	—	—
Cayman Islands	1,110,382	—	1,110,382	—
China	2,345,473	2,345,473	—	—
Colombia	190,012	190,012	—	—
Denmark	11,469,826	—	11,469,826	—
France	20,848,065	—	20,848,065	—
India	27,494,922	281,958	27,212,964	—
Ireland	7,657,056	7,657,056	—	—
Japan	10,407,476	—	10,407,476	—
Luxembourg	785,536	—	785,536	—
Mexico	4,790,400	1,588,846	3,201,554	—
Netherlands	25,759,796	9,325,326	16,434,470	—
Singapore	3,047,389	—	3,047,389	—
Sweden	1,110,414	—	1,110,414	—
Switzerland	28,926,568	—	28,926,568	—
United Kingdom	74,370,203	—	74,350,482	19,721
United States	21,860,290	21,860,290	—	—
WARRANTS	634,015	—	634,015	—
SHORT-TERM INVESTMENTS	272,333	272,333	—	—

TOTAL INVESTMENTS	$309,489,321	$87,736,593	$221,733,007	$19,721

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2010	$—
Purchases	20,207
Change in Appreciation/(Depreciation)	(486)

Balance as of 12/31/2011	$19,721

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

$159,093,068 was transferred from Level 1 into Level 2 at 12/31/11 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

98

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 97.1%
Argentina — 0.2%
Banco Macro SA ADR	11,120	$216,840

Brazil — 9.6%
Banco do Brasil SA	19,300	245,227
BRF - Brasil Foods SA	83,800	1,636,240
BRF - Brasil Foods SA ADR	2,600	50,830
CIA de Bebidas das Americas ADR	51,300	1,851,417
Cielo SA	27,400	708,045
Itau Unibanco Holding SA (Preference)	12,400	225,962
Itau Unibanco Holding SA Preferred ADR	87,498	1,623,963
MRV Engenharia e Participacoes SA	50,100	287,398
PDG Realty SA Empreendimentos e Participacoes	162,300	513,374
Petroleo Brasileiro SA	5,910	72,875
Petroleo Brasileiro SA (Preference)	31,600	364,071
Petroleo Brasileiro SA ADR	32,500	763,425
Petroleo Brasileiro SA ADR	37,200	924,420
Ultrapar Participacoes SA	37,300	640,114
Vale SA ADR	17,600	377,520
Vale SA Preferred ADR	61,300	1,262,780

		11,547,661

Chile — 2.6%
Banco Santander Chile ADR	8,300	628,310
Cencosud SA	113,309	655,927
Empresa Nacional de Electricidad SA	290,865	428,918
Empresa Nacional de Electricidad SA ADR	1,500	66,525
Enersis SA	51,198	17,998
Enersis SA ADR	40,000	705,200
S.A.C.I. Falabella	87,793	682,588

		3,185,466

China — 8.3%
Baidu, Inc. ADR*	6,800	791,996
China Construction Bank Corp., Class H	2,085,930	1,448,909
China Life Insurance Co. Ltd., Class H	184,000	453,477
China Minsheng Banking Corp. Ltd., Class H	342,500	295,803
China Pacific Insurance Group Co. Ltd., Class H	339,800	964,094
China Telecom Corp. Ltd., Class H	1,610,000	915,747
China ZhengTong Auto Services Holdings Ltd.*	389,000	380,117
Hengan International Group Co. Ltd.	95,000	885,709
Ping An Insurance Group Co. of China Ltd., Class H	109,500	718,405
Shanghai Pharmaceuticals Holding Co. Ltd., Class H*	211,400	341,824
Tencent Holdings Ltd.	72,600	1,453,697
Want Want China Holdings Ltd.	663,000	660,402
Yanzhou Coal Mining Co. Ltd., Class H	322,000	683,698

		9,993,878

Cyprus — 0.3%
Eurasia Drilling Co. Ltd. GDR	16,510	387,985

	Number of Shares	Value†

Czech Republic — 1.3%
CEZ AS	28,700	$1,141,806
Telefonica O2 Czech Republic AS	24,200	469,064

		1,610,870

Egypt — 1.0%
Commercial International Bank Egypt SAE	161,091	500,974
Juhayna Food Industries*	382,997	249,566
Telecom Egypt Co.	225,512	496,190

		1,246,730

Hong Kong — 3.2%
Belle International Holdings Ltd.	490,000	851,262
China Mengniu Dairy Co. Ltd.	285,000	665,619
China Resources Enterprise Ltd.	60,000	205,374
China Resources Power Holdings Co. Ltd.	582,200	1,120,967
Chow Tai Fook Jewellery Group Ltd.*@	316,400	567,081
GCL-Poly Energy Holdings Ltd.	1,437,000	398,981

		3,809,284

Hungary — 0.8%
Richter Gedeon Nyrt	6,630	930,509

India — 6.8%
Asian Paints Ltd.	9,258	451,902
Dr. Reddy’s Laboratories Ltd.	26,067	772,544
GAIL India Ltd.*	47,545	343,147
Glenmark Pharmaceuticals Ltd.*	102,294	564,940
HDFC Bank Ltd.	129,552	1,041,891
HDFC Bank Ltd. ADR	3,730	98,024
IndusInd Bank Ltd.	109,946	466,956
ITC Ltd.	184,460	698,573
ITC Ltd. GDR	67,502	255,873
Jindal Steel & Power Ltd.*	47,895	407,968
Larsen & Toubro Ltd.*	20,060	375,221
Mahindra & Mahindra Ltd.	46,967	602,301
Reliance Industries Ltd.	25,394	330,806
Tata Consultancy Services Ltd.	55,160	1,203,624
Tata Steel Ltd.	87,809	553,408

		8,167,178

Indonesia — 5.9%
Astra International Tbk PT	162,000	1,320,153
Bank Central Asia Tbk PT	1,109,500	977,172
Bank Mandiri Tbk PT	1,197,500	889,971
Indofood Sukses Makmur Tbk PT	1,215,000	615,731
Indosat Tbk PT	1,271,000	790,791
Kalbe Farma Tbk PT	1,213,500	454,704
Lippo Karawaci Tbk PT	13,316,500	968,181
Telekomunikasi Indonesia Tbk PT	1,464,000	1,135,448

		7,152,151

Japan — 0.5%
Nexon Co. Ltd.*	41,500	596,862

99

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lebanon — 0.6%
Banque Audi sal- Audi Saradar Group GDR	57,779	$358,230
BLOM Bank SAL GDR	46,088	336,903

		695,133

Malaysia — 3.2%
AirAsia BHD	525,600	624,486
Axiata Group BHD	1,058,400	1,716,265
CIMB Group Holdings BHD	327,600	768,181
Sime Darby BHD	257,200	746,186

		3,855,118

Mexico — 3.4%
America Movil S.A.B. de C.V., Series L ADR	39,500	892,700
Fomento Economico Mexicano S.A.B. de C.V. ADR	24,400	1,700,924
Grupo Televisa SA ADR	30,200	636,012
Mexichem S.A.B. de C.V.	108,900	341,027
Wal-Mart de Mexico S.A.B. de C.V., Series V	179,700	493,204

		4,063,867

Peru — 1.6%
Cia de Minas Buenaventura SA ADR	23,000	881,820
Credicorp Ltd.	9,410	1,030,113

		1,911,933

Philippines — 4.3%
Ayala Corp.	107,338	761,726
Metro Pacific Investments Corp.	13,222,000	1,104,271
Metropolitan Bank & Trust	784,302	1,217,475
Philippine Long Distance Telephone Co.	18,920	1,098,628
SM Investments Corp.	77,040	1,025,344

		5,207,444

Poland — 1.0%
Telekomunikacja Polska SA	254,589	1,268,883

Portugal — 1.3%
Jeronimo Martins SGPS SA*	95,212	1,572,651

Qatar — 0.5%
Industries Qatar QSC	17,100	625,462

Russia — 3.2%
Lukoil OAO ADR	40,998	2,181,094
Rosneft Oil Co. OJSC GDR	178,408	1,177,493
Tatneft ADR	17,224	509,830

		3,868,417

South Africa — 4.0%
AVI Ltd.	174,411	857,717
Clicks Group Ltd.	152,700	874,426
Naspers Ltd., N Shares	39,860	1,741,145
Pick n Pay Stores Ltd.	127,809	736,933
Sasol Ltd.	13,100	623,599

		4,833,820

	Number of Shares	Value†

South Korea — 16.1%
Cheil Industries, Inc.*	6,978	$612,789
Cheil Worldwide, Inc.*	18,680	307,583
Doosan Heavy Industries & Construction Co. Ltd.*	8,716	493,835
Hyundai Engineering & Construction Co. Ltd.*	12,518	766,655
Hyundai Heavy Industries Co. Ltd.*	2,108	471,327
Hyundai Mobis*	3,519	894,079
Hyundai Motor Co.*	10,184	1,886,359
Hyundai Steel Co.*	7,786	647,800
KB Financial Group, Inc.*	20,340	640,922
Korea Aerospace Industries Ltd.*	20,540	706,336
Korea Kumho Petrochemical Co.*	2,706	394,138
Korean Air Lines Co. Ltd.*	14,794	559,886
LG Chem Ltd.*	3,929	1,083,446
LG Household & Health Care Ltd.*	800	338,592
Mando Corp.*	3,251	582,430
NCSoft Corp.*	2,320	620,191
NHN Corp.*	2,947	540,112
Samsung Electronics Co. Ltd.	4,105	3,775,935
Samsung Electronics Co. Ltd. (Preference)	1,284	744,160
Samsung Fire & Marine Insurance Co. Ltd.	3,582	656,867
Samsung Heavy Industries Co. Ltd.*	10,700	259,937
Shinhan Financial Group Co. Ltd.*	26,858	928,756
SK C&C Co. Ltd.*	3,112	316,368
SK Innovation Co. Ltd.*	3,170	391,396
SSCP Co. Ltd.*	17,100	65,673
Woongjin Coway Co. Ltd.*	20,830	663,297

		19,348,869

Switzerland — 0.5%
The Swatch Group AG	1,539	572,842

Taiwan — 6.0%
Asustek Computer, Inc.	88,088	625,919
Catcher Technology Co. Ltd.	65,000	301,041
China Steel Corp.	7,627	7,250
Formosa Plastics Corp.	170,000	453,163
Foxconn Technology Co. Ltd.	1,000	3,187
Fubon Financial Holding Co. Ltd.	428,632	452,809
Hon Hai Precision Industry Co. Ltd.	405,509	1,108,960
HTC Corp.	29,543	484,232
Largan Precision Co. Ltd.	14,000	261,376
Lung Yen Life Service Corp.	78,000	227,991
MStar Semiconductor Inc.	60,000	312,571
Taiwan Cement Corp.	399,000	460,498
Taiwan Semiconductor Manufacturing Co. Ltd.	542,769	1,356,162
Uni-President Enterprises Corp.	580,724	847,395
Yuanta Financial Holding Co. Ltd.*	611,000	311,401

		7,213,955

Thailand — 3.8%
Banpu PCL NVDR	43,800	756,592
Kasikornbank PCL	54,700	215,464
Kasikornbank PCL NVDR	214,500	827,765
Land and Houses PCL NVDR	4,428,600	861,572

100

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Thailand — (continued)
PTT PCL	58,600	$590,643
PTT PCL NVDR	15,700	157,956
Siam Cement PCL NVDR	77,500	767,375
Thai Airways International PCL	362,700	229,921
Thai Airways International PCL NVDR	304,300	192,553

		4,599,841

Turkey — 3.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS	112,887	1,357,446
Coca-Cola Icecek AS	40,275	479,765
Turk Telekomunikasyon AS	182,100	673,954
Turkiye Garanti Bankasi AS	404,050	1,256,138

		3,767,303

United Kingdom — 1.3%
SABMiller Plc	44,963	1,573,583

United States — 2.7%
Central European Distribution Corp.*	39,392	172,340
Mead Johnson Nutrition Co.	16,314	1,121,261
Samsonite International SA*	430,200	674,663
Yum! Brands, Inc.	20,984	1,238,266

		3,206,530

TOTAL COMMON STOCKS (Cost $111,512,803)		117,031,065

EXCHANGE TRADED FUNDS — 0.8%
Brazil — 0.8%
Telefonica Brasil SA ADR (Cost $589,567)	33,135	905,580

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,553,432)	2,553,432	2,553,432

TOTAL INVESTMENTS — 100.0% (Cost $114,655,802)		$120,490,077

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

ADR — American Depository Receipt.

GDR — Global Depository Receipt.

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company.

PCL — Public Company Limited.

Plc — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.3%	$307,583
Aerospace & Defense	0.6%	706,336
Agriculture	0.8%	954,446
Airlines	1.4%	1,606,846
Auto Manufacturers	2.1%	2,488,660
Auto Parts & Equipment	1.3%	1,476,509
Banks	12.5%	14,670,271
Beverages	6.1%	7,135,475
Building Materials	0.4%	460,498
Chemicals	3.1%	3,660,787
Coal	1.2%	1,440,290
Commercial Services	0.8%	936,036
Computers	2.2%	2,633,330
Cosmetics & Personal Care	0.3%	338,592
Diversified Financial Services	2.0%	2,333,888
Electric	3.0%	3,481,414
Electronics	0.9%	1,108,960
Energy-Alternate Sources	0.3%	398,981
Engineering & Construction	1.0%	1,141,876
Environmental Control	0.6%	663,297
Food	5.9%	6,954,361
Gas	0.3%	343,147
Healthcare Products	0.8%	885,709
Holding Companies	2.8%	3,338,378
Home Builders	1.0%	1,148,970
Household Products & Wares	0.6%	674,663
Insurance	2.4%	2,792,843
Internet	2.9%	3,405,996
Iron & Steel	1.4%	1,616,426
Machinery - Diversified	0.4%	493,835
Media	2.0%	2,377,157
Metal Fabricate/Hardware	0.3%	301,041
Mining	2.2%	2,522,120
Miscellaneous Manufacturing	1.1%	1,268,303
Oil & Gas	6.9%	8,087,608
Oil & Gas Services	0.3%	387,985
Pharmaceuticals	3.3%	3,843,958
Real Estate	1.3%	1,481,555
Retail	7.8%	9,084,040
Semiconductors	5.3%	6,188,828
Shipbuilding	0.6%	731,264
Software	0.5%	596,862
Telecommunications	8.1%	9,457,670
Water	0.9%	1,104,271

	100.0%	$117,031,065

101

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Argentina	$216,840	$216,840	$—	$—
Brazil	11,547,661	11,547,661	—	—
Chile	3,185,466	3,185,466	—	—
China	9,993,878	791,996	9,201,882	—
Cyprus	387,985	387,985	—	—
Czech Republic	1,610,870	1,141,806	469,064	—
Egypt	1,246,730	—	1,246,730	—
Hong Kong	3,809,284	567,081	3,242,203	—
Hungary	930,509	—	930,509	—
India	8,167,178	353,897	7,813,281	—
Indonesia	7,152,151	—	7,152,151	—
Japan	596,862	596,862	—	—
Lebanon	695,133	695,133	—	—
Malaysia	3,855,118	—	3,855,118	—
Mexico	4,063,867	4,063,867	—	—
Peru	1,911,933	1,911,933	—	—
Philippines	5,207,444	—	5,207,444	—
Poland	1,268,883	—	1,268,883	—
Portugal	1,572,651	—	1,572,651	—
Qatar	625,462	—	625,462	—
Russia	3,868,417	3,868,417	—	—
South Africa	4,833,820	—	4,833,820	—
South Korea	19,348,869	640,922	18,707,947	—
Switzerland	572,842	—	572,842	—
Taiwan	7,213,955	—	7,213,955	—
Thailand	4,599,841	820,564	3,779,277	—
Turkey	3,767,303	—	3,767,303	—
United Kingdom	1,573,583	—	1,573,583	—
United States	3,206,530	3,206,530	—	—
EXCHANGE TRADED FUNDS	905,580	905,580	—	—
SHORT-TERM INVESTMENTS	2,553,432	2,553,432	—	—

TOTAL INVESTMENTS	$120,490,077	$37,455,972	$83,034,105	$—

It is the Fund’s policy to recognize transfers in and transfers in and transfers out at the fair value as of the beginning of period.

$64,874,433 was transferred from Level 1 into Level 2 at 12/31/11 as the Fund utilized third-party vendor modeling tools to reflect any significant market movements between the time at which the Fund valued its securities and the earlier closing of foreign markets. The Fund did not have any transfers in and transfers out of level 3 fair value hierarchy during the reporting period.

The accompanying notes are an integral part of these financial statements.

102

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.5%
Lodging — 1.3%
Hyatt Hotels Corp., Class A*	17,828	$671,046
Orient-Express Hotels Ltd., Class A*	40,157	299,973

		971,019

Real Estate — 1.2%
Brookfield Properties Corp.	61,064	955,041

TOTAL COMMON STOCKS (Cost $2,228,135)		1,926,060

REAL ESTATE INVESTMENT TRUSTS — 93.9%
Apartments — 16.5%
Apartment Investment & Management Co., Class A	53,427	1,224,013
AvalonBay Communities, Inc.	19,389	2,532,203
BRE Properties, Inc.	20,141	1,016,718
Campus Crest Communities, Inc.	25,557	257,103
Education Realty Trust, Inc.	52,707	539,193
Equity Residential	86,112	4,910,967
Essex Property Trust, Inc.	1,188	166,926
Post Properties, Inc.	18,106	791,594
UDR, Inc.	46,023	1,155,177

		12,593,894

Building & Real Estate — 0.7%
National Retail Properties, Inc.	19,691	519,449

Diversified — 10.0%
American Assets Trust, Inc.	19,680	403,637
Colonial Properties Trust	46,354	966,944
Digital Realty Trust, Inc.	22,579	1,505,342
DuPont Fabros Technology, Inc.	21,652	524,411
Entertainment Properties Trust	15,111	660,502
Liberty Property Trust	40,063	1,237,146
Vornado Realty Trust	29,614	2,276,132

		7,574,114

Healthcare — 9.9%
HCP, Inc.	85,115	3,526,314
Health Care REIT, Inc.	30,177	1,645,552
Senior Housing Properties Trust	36,390	816,592
Ventas, Inc.	28,362	1,563,597

		7,552,055

Hotels & Resorts — 4.5%
Hersha Hospitality Trust	108,707	530,490
Host Hotels & Resorts, Inc.	147,931	2,184,941
Pebblebrook Hotel Trust	15,553	298,307
RLJ Lodging Trust	22,674	381,603

		3,395,341

Industrial — 4.6%
DCT Industrial Trust, Inc.	198,127	1,014,410
ProLogis, Inc.	87,333	2,496,851

		3,511,261

	Number of Shares	Value†

Manufactured Homes — 1.5%
Equity Lifestyle Properties, Inc.	16,656	$1,110,789

Office Property — 14.6%
Alexandria Real Estate Equities, Inc.	19,073	1,315,465
BioMed Realty Trust, Inc.	66,579	1,203,748
Boston Properties, Inc.	34,827	3,468,769
Douglas Emmett, Inc.	36,184	659,996
Highwoods Properties, Inc.	23,061	684,220
Hudson Pacific Properties, Inc.	28,856	408,601
Kilroy Realty Corp.	25,962	988,373
Piedmont Office Realty Trust, Inc., Class A	32,580	555,163
SL Green Realty Corp.	27,246	1,815,674

		11,100,009

Regional Malls — 17.7%
CBL & Associates Properties, Inc.	28,664	450,025
General Growth Properties, Inc.	92,727	1,392,759
Simon Property Group, Inc.	69,338	8,940,442
Tanger Factory Outlet Centers, Inc.	28,020	821,546
Taubman Centers, Inc.	19,949	1,238,833
The Macerich Co.	12,225	618,585

		13,462,190

Storage & Warehousing — 6.2%
CubeSmart	35,450	377,188
Extra Space Storage, Inc.	36,709	889,459
Public Storage	25,618	3,444,596

		4,711,243

Strip Centers — 7.7%
Alexander’s, Inc.	1,017	376,320
DDR Corp.	44,256	538,596
Federal Realty Investment Trust	10,661	967,486
Kimco Realty Corp.	76,284	1,238,852
Regency Centers Corp.	47,709	1,794,813
Weingarten Realty Investors	44,153	963,418

		5,879,485

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $66,943,549)		71,409,830

SHORT-TERM INVESTMENTS — 3.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,757,293)	2,757,293	2,757,293

TOTAL INVESTMENTS — 100.0% (Cost $71,928,977)		$76,093,183

†	See Security Valuation Note.
*	Non-income producing security.
REIT	— Real Estate Investment Trust.

103

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,926,060	$1,926,060	$—	$—
REAL ESTATE INVESTMENT TRUSTS	71,409,830	71,409,830	—	—
SHORT-TERM INVESTMENTS	2,757,293	2,757,293	—	—

TOTAL INVESTMENTS	$76,093,183	$76,093,183	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

104

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.8%
Penn Series Flexibly Managed Fund*	33,114	$843,089
Penn Series Index 500 Fund*	212,671	1,967,210
Penn Series Large Cap Growth Fund*	97,130	843,090
Penn Series Large Cap Value Fund*	223,523	3,091,329
Penn Series Large Core Growth Fund*	60,502	562,060
Penn Series Large Core Value Fund*	126,022	1,124,120
Penn Series Large Growth Stock Fund*	92,444	1,405,150
Penn Series Mid Cap Growth Fund*	119,970	1,124,120
Penn Series Mid Cap Value Fund*	47,632	562,060
Penn Series Mid Core Value Fund*	108,401	1,124,120
Penn Series Real Estate Securities Fund*	97,242	1,124,120
Penn Series Small Cap Growth Fund*	30,950	562,060
Penn Series Small Cap Index Fund*	53,125	562,060
Penn Series Small Cap Value Fund*	69,347	1,124,120
Penn Series SMID Cap Growth Fund*	94,305	1,124,120
Penn Series SMID Cap Value Fund*	120,510	1,405,150

TOTAL AFFILIATED EQUITY FUNDS (Cost $14,736,182)		18,547,978

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $970,388)	88,305	1,124,120

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.9%
Penn Series Developed International Index Fund*	261,728	2,248,240
Penn Series Emerging Markets Equity Fund*	174,915	1,686,180
Penn Series International Equity Fund*	253,895	4,496,479

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,583,848)		8,430,899

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $96,908)	96,908	96,908

TOTAL INVESTMENTS — 100.0% (Cost $23,387,326)		$28,199,905

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$18,547,978	$18,547,978	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,124,120	1,124,120	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,430,899	8,430,899	—	—
SHORT-TERM INVESTMENTS	96,908	96,908	—	—

TOTAL INVESTMENTS	$28,199,905	$28,199,905	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

105

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.8%
Penn Series Flexibly Managed Fund*	158,426	$4,033,517
Penn Series Index 500 Fund*	872,112	8,067,034
Penn Series Large Cap Growth Fund*	309,794	2,689,012
Penn Series Large Cap Value Fund*	972,166	13,445,057
Penn Series Large Core Growth Fund*	289,452	2,689,011
Penn Series Large Core Value Fund*	602,917	5,378,023
Penn Series Large Growth Stock Fund*	353,817	5,378,023
Penn Series Mid Cap Growth Fund*	573,962	5,378,023
Penn Series Mid Cap Value Fund*	227,882	2,689,011
Penn Series Mid Core Value Fund*	518,614	5,378,023
Penn Series Real Estate Securities Fund*	348,920	4,033,517
Penn Series Small Cap Growth Fund*	148,073	2,689,012
Penn Series Small Cap Index Fund*	254,160	2,689,012
Penn Series Small Cap Value Fund*	248,829	4,033,517
Penn Series SMID Cap Growth Fund*	338,382	4,033,517
Penn Series SMID Cap Value Fund*	345,928	4,033,517

TOTAL AFFILIATED EQUITY FUNDS (Cost $60,689,016)		76,636,826

AFFILIATED FIXED INCOME FUNDS — 18.9%
Penn Series High Yield Bond Fund*	308,373	2,689,012
Penn Series Limited Maturity Bond Fund*	588,663	6,722,529
Penn Series Quality Bond Fund*	1,267,405	16,134,068

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $22,614,983)		25,545,609

AFFILIATED INTERNATIONAL EQUITY FUNDS — 23.9%
Penn Series Developed International Index Fund*	939,119	8,067,034
Penn Series Emerging Markets Equity Fund*	557,886	5,378,023
Penn Series International Equity Fund*	1,062,850	18,823,080

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $28,923,637)		32,268,137

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $546,735)	546,735	546,735

TOTAL INVESTMENTS — 100.0% (Cost $112,774,371)		$134,997,307

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$76,636,826	$76,636,826	$—	$—
AFFILIATED FIXED INCOME FUNDS	25,545,609	25,545,609	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	32,268,137	32,268,137	—	—
SHORT-TERM INVESTMENTS	546,735	546,735	—	—

TOTAL INVESTMENTS	$134,997,307	$134,997,307	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

106

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 42.7%
Penn Series Flexibly Managed Fund*	263,476	$6,708,092
Penn Series Index 500 Fund*	1,450,398	13,416,185
Penn Series Large Cap Growth Fund*	515,214	4,472,062
Penn Series Large Cap Value Fund*	1,131,758	15,652,215
Penn Series Large Core Growth Fund*	240,692	2,236,031
Penn Series Large Core Value Fund*	752,028	6,708,092
Penn Series Large Growth Stock Fund*	441,322	6,708,092
Penn Series Mid Cap Growth Fund*	477,274	4,472,062
Penn Series Mid Core Value Fund*	862,500	8,944,123
Penn Series Real Estate Securities Fund*	386,857	4,472,061
Penn Series Small Cap Growth Fund*	123,129	2,236,031
Penn Series Small Cap Index Fund*	422,690	4,472,061
Penn Series Small Cap Value Fund*	275,883	4,472,062
Penn Series SMID Cap Growth Fund*	375,173	4,472,061
Penn Series SMID Cap Value Fund*	575,308	6,708,092

TOTAL AFFILIATED EQUITY FUNDS (Cost $77,099,853)		96,149,322

AFFILIATED FIXED INCOME FUNDS — 35.8%
Penn Series High Yield Bond Fund*	769,277	6,708,092
Penn Series Limited Maturity Bond Fund*	2,349,594	26,832,369
Penn Series Quality Bond Fund*	3,688,660	46,956,646

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $71,865,870)		80,497,107

AFFILIATED INTERNATIONAL EQUITY FUNDS — 17.9%
Penn Series Developed International Index Fund*	1,301,531	11,180,154
Penn Series Emerging Markets Equity Fund*	695,860	6,708,092
Penn Series International Equity Fund*	1,262,581	22,360,307

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $36,344,231)		40,248,553

AFFILIATED MONEY MARKET FUND — 3.0%
Penn Series Money Market Fund (Cost $6,708,146)	6,708,146	6,708,146

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,367,935)	1,367,935	1,367,935

TOTAL INVESTMENTS — 100.0% (Cost $193,386,035)		$224,971,063

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$96,149,322	$96,149,322	$—	$—
AFFILIATED FIXED INCOME FUNDS	80,497,107	80,497,107	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	40,248,553	40,248,553	—	—
AFFILIATED MONEY MARKET FUND	6,708,146	6,708,146	—	—
SHORT-TERM INVESTMENTS	1,367,935	1,367,935	—	—

TOTAL INVESTMENTS	$224,971,063	$224,971,063	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

107

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 31.8%
Penn Series Flexibly Managed Fund*	174,489	$4,442,500
Penn Series Index 500 Fund*	480,270	4,442,501
Penn Series Large Cap Growth Fund*	102,362	888,500
Penn Series Large Cap Value Fund*	321,222	4,442,500
Penn Series Large Core Value Fund*	199,215	1,777,000
Penn Series Large Growth Stock Fund*	116,908	1,777,000
Penn Series Mid Cap Growth Fund*	94,824	888,500
Penn Series Mid Core Value Fund*	342,719	3,554,000
Penn Series Real Estate Securities Fund*	153,720	1,777,000
Penn Series Small Cap Index Fund*	167,958	1,777,000
Penn Series SMID Cap Growth Fund*	74,539	888,500
Penn Series SMID Cap Value Fund*	152,401	1,777,000

TOTAL AFFILIATED EQUITY FUNDS (Cost $23,230,774)		28,432,001

AFFILIATED FIXED INCOME FUNDS — 52.7%
Penn Series High Yield Bond Fund*	509,461	4,442,500
Penn Series Limited Maturity Bond Fund*	1,556,042	17,770,001
Penn Series Quality Bond Fund*	1,954,281	24,878,001

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $42,202,028)		47,090,502

AFFILIATED INTERNATIONAL EQUITY FUNDS — 10.0%
Penn Series Developed International Index Fund*	310,303	2,665,500
Penn Series International Equity Fund*	351,186	6,219,500

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $7,596,637)		8,885,000

AFFILIATED MONEY MARKET FUND — 5.0%
Penn Series Money Market Fund (Cost $4,442,536)	4,442,536	4,442,536

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $449,945)	449,945	449,945

TOTAL INVESTMENTS — 100.0% (Cost $77,921,920)		$89,299,984

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$28,432,001	$28,432,001	$—	$—
AFFILIATED FIXED INCOME FUNDS	47,090,502	47,090,502	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	8,885,000	8,885,000	—	—
AFFILIATED MONEY MARKET FUND	4,442,536	4,442,536	—	—
SHORT-TERM INVESTMENTS	449,945	449,945	—	—

TOTAL INVESTMENTS	$89,299,984	$89,299,984	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

108

Penn Series Funds, Inc.

Schedule of Investments — December 31, 2011

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 16.9%
Penn Series Flexibly Managed Fund*	123,209	$3,136,911
Penn Series Index 500 Fund*	271,300	2,509,529
Penn Series Large Cap Value Fund*	90,728	1,254,765
Penn Series Large Core Value Fund*	70,334	627,382
Penn Series Large Growth Stock Fund*	82,550	1,254,765
Penn Series Mid Cap Growth Fund*	66,956	627,382
Penn Series Mid Core Value Fund*	120,999	1,254,765

TOTAL AFFILIATED EQUITY FUNDS (Cost $8,882,747)		10,665,499

AFFILIATED FIXED INCOME FUNDS — 67.5%
Penn Series High Yield Bond Fund*	431,685	3,764,294
Penn Series Limited Maturity Bond Fund*	1,428,366	16,311,939
Penn Series Quality Bond Fund*	1,774,215	22,585,762

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $38,338,721)		42,661,995

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	146,073	1,254,764
Penn Series International Equity Fund*	106,276	1,882,147

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,676,640)		3,136,911

AFFILIATED MONEY MARKET FUND — 9.9%
Penn Series Money Market Fund (Cost $6,273,874)	6,273,874	6,273,874

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $445,446)	445,446	445,446

TOTAL INVESTMENTS — 100.0% (Cost $56,617,428)		$63,183,725

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 12/31/2011 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 12/31/2011	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$10,665,499	$10,665,499	$—	$—
AFFILIATED FIXED INCOME FUNDS	42,661,995	42,661,995	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,136,911	3,136,911	—	—
AFFILIATED MONEY MARKET FUND	6,273,874	6,273,874	—	—
SHORT-TERM INVESTMENTS	445,446	445,446	—	—

TOTAL INVESTMENTS	$63,183,725	$63,183,725	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

109

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$152,964,179	$175,402,460	$468,206,211	$138,693,237
Foreign currency, at value	—	—	—	13,347
Interest, dividends and reclaims receivable	176,702	670,227	2,766,758	2,686,094
Receivable for investment securities sold	—	—	9,733,358	101,663
Receivable from investment adviser	5	—	—	—
Receivable for capital stock sold	1,210,985	3,368,422	6,648,385	120,921
Net unrealized appreciation of forward foreign currency contracts	—	—	—	172,026
Other assets	5,725	6,636	17,188	5,808

Total Assets	154,357,596	179,447,745	487,371,900	141,793,096

LIABILITIES
Payable for investment securities purchased	—	4,988,752	9,352,916	77,924
Payable for capital stock redeemed	88,942	19,341	8,169	253,066
Payable to investment adviser	—	43,272	122,963	59,359
Payable to The Penn Mutual Life Insurance Co.	3,487	63,070	173,681	51,957
Net unrealized depreciation of forward foreign currency contracts	—	—	—	2,374
Other liabilities	51,862	43,712	108,233	58,113

Total Liabilities	144,291	5,158,147	9,765,962	502,793

NET ASSETS	$154,213,305	$174,289,598	$477,605,938	$141,290,303

Investments at cost	$152,964,179	$172,250,075	$434,197,308	$139,180,967
Foreign currency at cost	—	—	—	13,356

COMPONENTS OF NET ASSETS:
Paid-in Capital	$154,213,305	$171,386,743	$444,328,765	$150,434,950
Undistributed net investment income (loss)	—	—	—	(407,403)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	(249,530)	(731,730)	(8,412,070)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	3,152,385	34,008,903	(325,174)

NET ASSETS	$154,213,305	$174,289,598	$477,605,938	$141,290,303

Shares outstanding, $0.10 par value, 500 million shares authorized	154,197,380

Shares outstanding, $0.10 par value, 250 million shares authorized			37,517,723	16,194,270

Shares outstanding, $0.0001 par value, 250 million shares authorized		15,264,287

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.42	$12.73	$8.72

The accompanying notes are an integral part of these financial statements.

110

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$65,170,240	$—	$—
Investments of unaffiliated issuers at value	1,671,216,564	173,372	177,241,283	37,535,691
Cash	1,070,245	—	—	—
Interest, dividends and reclaims receivable	4,102,009	—	115,689	16,777
Receivable for investment securities sold	4,519,924	1,543,883	108,351	—
Receivable for capital stock sold	239,407	5,924	33,065	44,039
Other assets	67,917	2,625	7,428	1,446

Total Assets	1,681,216,066	66,896,044	177,505,816	37,597,953

LIABILITIES
Call options written, at value	8,872,791	—	—	—
Payable for investment securities purchased	14,471,510	1,523,830	80,175	—
Payable for capital stock redeemed	809,404	58	509,352	78,174
Payable to investment adviser	837,079	—	94,572	17,641
Payable to The Penn Mutual Life Insurance Co.	611,561	15,714	66,591	14,141
Other liabilities	359,252	14,708	63,094	22,655

Total Liabilities	25,961,597	1,554,310	813,784	132,611

NET ASSETS	$1,655,254,469	$65,341,734	$176,692,032	$37,465,342

Investments of affiliated issuers at cost	$—	$54,007,788	$—	$—
Investments of unaffiliated issuers at cost	1,521,789,019	173,372	140,759,176	35,130,858
Call options written, premiums received	11,499,155	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,514,352,557	$59,052,565	$163,437,980	$38,353,255
Undistributed net investment income (loss)	191,201	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(11,339,591)	(4,873,283)	(23,228,055)	(3,292,746)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	152,050,302	11,162,452	36,482,107	2,404,833

NET ASSETS	$1,655,254,469	$65,341,734	$176,692,032	$37,465,342

Shares outstanding, $0.10 par value, 250 million shares authorized	65,003,295		11,622,159

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,732,207		4,315,862

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$25.46	$11.40	$15.20	$8.68

The accompanying notes are an integral part of these financial statements.

111

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$102,028,249	$167,258,748	$143,713,895	$269,772,206
Interest, dividends and reclaims receivable	54,013	273,162	347,350	393,942
Receivable for investment securities sold	144,253	—	161,020	42,597
Receivable for capital stock sold	36,478	63,848	26,560	72,054
Other assets	4,781	7,210	6,093	14,167

Total Assets	102,267,774	167,602,968	144,254,918	270,294,966

LIABILITIES
Payable for investment securities purchased	1,564,498	—	289,260	14,268
Payable for capital stock redeemed	178,580	1,348,383	653,592	3,072,323
Future variation margin payable	—	—	—	15,840
Payable to investment adviser	51,509	84,588	71,346	15,754
Payable to The Penn Mutual Life Insurance Co.	38,357	62,086	50,723	90,612
Other liabilities	37,737	51,842	43,298	77,129

Total Liabilities	1,870,681	1,546,899	1,108,219	3,285,926

NET ASSETS	$100,397,093	$166,056,069	$143,146,699	$267,009,040

Investments at cost	$84,491,894	$168,025,805	$122,830,356	$249,070,432

COMPONENTS OF NET ASSETS:
Paid-in Capital	$115,400,901	$194,592,039	$161,117,497	$270,954,062
Undistributed net investment income (loss)	—	(37,914)	—	3,225
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(32,540,163)	(27,730,999)	(38,854,337)	(24,648,682)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	17,536,355	(767,057)	20,883,539	20,700,435

NET ASSETS	$100,397,093	$166,056,069	$143,146,699	$267,009,040

Shares outstanding, $0.10 par value, 250 million shares authorized		12,004,446

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,810,284		16,054,755	28,858,646

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.29	$13.83	$8.92	$9.25

The accompanying notes are an integral part of these financial statements.

112

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$98,038,156	$97,162,722	$61,924,374	$27,579,992
Interest, dividends and reclaims receivable	23,369	164,777	72,641	4,669
Receivable for investment securities sold	3,750,025	—	145,523	259,677
Receivable for capital stock sold	161,396	966	35,960	26,837
Other assets	4,601	4,803	2,275	1,101

Total Assets	101,977,547	97,333,268	62,180,773	27,872,276

LIABILITIES
Payable for investment securities purchased	450,208	—	382,715	221,073
Payable for capital stock redeemed	2,310,495	171,290	1,524,678	611,756
Payable to investment adviser	60,937	45,256	37,502	17,012
Payable to The Penn Mutual Life Insurance Co.	39,950	36,014	22,652	10,057
Other liabilities	32,867	32,749	33,821	16,119

Total Liabilities	2,894,457	285,309	2,001,368	876,017

NET ASSETS	$99,083,090	$97,047,959	$60,179,405	$26,996,259

Investments at cost	$89,206,527	$95,841,289	$55,919,751	$27,579,631

COMPONENTS OF NET ASSETS:
Paid-in Capital	$91,878,336	$96,605,465	$61,177,272	$27,030,026
Undistributed net investment income (loss)	—	10,976	22,974	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,626,875)	(889,915)	(7,025,464)	(34,128)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	8,831,629	1,321,433	6,004,623	361

NET ASSETS	$99,083,090	$97,047,959	$60,179,405	$26,996,259

Shares outstanding, $0.0001 par value, 250 million shares authorized	10,569,258	8,224,618	5,805,335	2,265,538

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.37	$11.80	$10.37	$11.92

The accompanying notes are an integral part of these financial statements.

113

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$31,138,420	$78,761,724	$160,063,666	$29,829,578
Interest, dividends and reclaims receivable	38,726	3,620	256,755	41,353
Receivable for investment securities sold	109,273	721,055	503,347	—
Receivable for capital stock sold	2,147,457	29,506	27,236	117,905
Other assets	1,242	3,679	6,691	1,123

Total Assets	33,435,118	79,519,584	160,857,695	29,989,959

LIABILITIES
Payable for investment securities purchased	45,440	760,013	230,188	4,808
Payable for capital stock redeemed	394,208	190,851	1,035,092	722,570
Future variation margin payable	—	—	—	2,240
Payable to investment adviser	21,273	50,488	114,481	2,685
Payable to The Penn Mutual Life Insurance Co.	11,224	29,812	57,770	10,658
Other liabilities	14,240	41,706	55,299	45,182

Total Liabilities	486,385	1,072,870	1,492,830	788,143

NET ASSETS	$32,948,733	$78,446,714	$159,364,865	$29,201,816

Investments at cost	$29,396,674	$80,337,572	$141,084,552	$26,396,835

COMPONENTS OF NET ASSETS:
Paid-in Capital	$31,582,117	$83,156,900	$148,479,559	$26,043,763
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(375,130)	(3,134,338)	(8,093,808)	(288,954)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	1,741,746	(1,575,848)	18,979,114	3,447,007

NET ASSETS	$32,948,733	$78,446,714	$159,364,865	$29,201,816

Shares outstanding, $0.10 par value, 250 million shares authorized		4,318,972	9,830,816

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,826,887			2,759,257

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.66	$18.16	$16.21	$10.58

The accompanying notes are an integral part of these financial statements.

114

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$60,644,222	$309,489,321	$120,490,077	$76,093,183
Foreign currency, at value	889,282	405,534	294,535	—
Segregated cash for futures contracts	250,732	—	—	—
Interest, dividends and reclaims receivable	139,606	635,133	65,678	265,862
Receivable for investment securities sold	—	—	161,620	932,639
Receivable from investment adviser	10,806	—	—	—
Receivable for capital stock sold	767,086	380,789	688,480	53,092
Net unrealized appreciation of forward foreign currency contracts	—	—	55	—
Other assets	2,553	13,328	5,661	3,088

Total Assets	62,704,287	310,924,105	121,706,106	77,347,864

LIABILITIES
Payable for investment securities purchased	725,723	—	151,025	108,106
Payable for capital stock redeemed	15,688	474,486	7,864	796,027
Payable to investment adviser	—	223,116	40,505	44,366
Payable to The Penn Mutual Life Insurance Co.	22,937	116,712	46,652	27,339
Deferred Indian capital gains tax	—	—	94,536	—
Net unrealized depreciation of forward foreign currency contracts	—	—	76	—
Other liabilities	82,255	189,416	299,943	25,953

Total Liabilities	846,603	1,003,730	640,601	1,001,791

NET ASSETS	$61,857,684	$309,920,375	$121,065,505	$76,346,073

Investments at cost	$63,762,670	$248,947,548	$114,655,802	$71,928,977
Foreign currency at cost	883,183	399,890	299,936	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$65,722,633	$329,785,959	$126,176,492	$73,824,012
Undistributed net investment income (loss)	(66,024)	(4,441,717)	(22,136)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(712,844)	(75,956,973)	(10,823,009)	(1,642,145)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	(3,086,081)	60,533,106	5,734,158	4,164,206

NET ASSETS	$61,857,684	$309,920,375	$121,065,505	$76,346,073

Shares outstanding, $0.10 par value, 250 million shares authorized		17,499,921

Shares outstanding, $0.0001 par value, 250 million shares authorized	7,204,171		12,557,287	6,606,124

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.59	$17.71	$9.64	$11.56

The accompanying notes are an integral part of these financial statements.

115

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$28,102,997	$134,450,572	$223,603,128	$88,850,039
Investments of unaffiliated issuers at value	96,908	546,735	1,367,935	449,945
Interest, dividends and reclaims receivable	1	1	3	2
Receivable for investment securities sold	660,665	2,495,970	6,670,072	1,909,971
Receivable for capital stock sold	102	101,095	191,274	482,779
Other assets	1,153	5,700	9,192	3,364

Total Assets	28,861,826	137,600,073	231,841,604	91,696,100

LIABILITIES
Payable for investment securities purchased	659,462	2,544,269	7,440,795	1,961,723
Payable for capital stock redeemed	897	2	65	24
Payable to investment adviser	644	11,377	18,880	7,009
Payable to The Penn Mutual Life Insurance Co.	10,159	49,650	82,642	32,248
Other liabilities	8,206	27,075	43,583	17,905

Total Liabilities	679,368	2,632,373	7,585,965	2,018,909

NET ASSETS	$28,182,458	$134,967,700	$224,255,639	$89,677,191

Investments of affiliated issuers at cost	$23,290,418	$112,227,636	$192,018,100	$77,471,975
Investments of unaffiliated issuers at cost	96,908	546,735	1,367,935	449,945

COMPONENTS OF NET ASSETS:
Paid-in Capital	$23,735,334	$114,897,192	$194,400,368	$79,221,054
Undistributed net investment income (loss)	—	—	—	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(365,455)	(2,152,428)	(1,729,757)	(921,927)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	4,812,579	22,222,936	31,585,028	11,378,064

NET ASSETS	$28,182,458	$134,967,700	$224,255,639	$89,677,191

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,815,883	12,353,779	20,762,071	8,183,527

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.01	$10.93	$10.80	$10.96

The accompanying notes are an integral part of these financial statements.

116

Penn Series Funds, Inc.

Statements of Assets and Liabilities

December 31, 2011

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$62,738,279
Investments of unaffiliated issuers at value	445,446
Interest, dividends and reclaims receivable	2
Receivable for investment securities sold	1,053,789
Other assets	2,135

Total Assets	64,239,651

LIABILITIES
Payable for investment securities purchased	1,100,932
Payable for capital stock redeemed	2,921
Payable to investment adviser	4,476
Payable to The Penn Mutual Life Insurance Co.	23,025
Other liabilities	12,766

Total Liabilities	1,144,120

NET ASSETS	$63,095,531

Investments of affiliated issuers at cost	$56,171,982
Investments of unaffiliated issuers at cost	445,446

COMPONENTS OF NET ASSETS:
Paid-in Capital	$57,060,270
Undistributed net investment income (loss)	—
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(531,036)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	6,566,297

NET ASSETS	$63,095,531

Shares outstanding, $0.0001 par value, 250 million shares authorized	5,668,270

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.13

The accompanying notes are an integral part of these financial statements.

117

Penn Series Funds, Inc.

Statement of Operations

For the Year Ended December 31, 2011

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$3,448	$8,026	$17,813	$219,684
Interest	334,568	2,750,096	13,981,702	10,938,764
Foreign tax withheld	—	—	—	(4,158)

Total Investment Income	338,016	2,758,122	13,999,515	11,154,290

EXPENSES
Investment advisory fees	272,008	482,505	1,366,472	697,930
Administration fees	222,008	241,253	658,236	209,379
Accounting fees	94,003	100,418	211,647	89,793
Director fees and expenses	6,707	7,205	19,558	6,434
Custodian fees and expenses	42,657	21,328	50,674	38,441
Pricing fees	16,324	13,484	23,661	57,924
Professional fees	22,776	25,457	64,894	22,739
Printing fees	17,845	19,586	52,185	17,590
Other expenses	28,948	20,751	56,557	18,563

Total Expenses	723,276	931,987	2,503,884	1,158,793
Less: Waivers and reimbursement from advisor	272,008	—	—	—
Less: Waivers and reimbursement from administrator	128,050	—	—	—

Net Expenses	323,218	931,987	2,503,884	1,158,793

Net Investment Income (Loss)	14,798	1,826,135	11,495,631	9,995,497

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	998	99,174	5,477,423	2,313,209
Net realized foreign currency exchange gain (loss)	—	—	—	52,901
Capital gain distributions received other investment companies	—	28	110	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	1,616,547	26,096,154	(8,256,729)

Net Gain (Loss) on Investment Securities and Foreign Currency	998	1,715,749	31,573,687	(5,890,619)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,796	$3,541,884	$43,069,318	$4,104,878

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$25,718,233	$110	$1,321,112	$239,529
Interest	14,541,345	—	64	438
Foreign tax withheld	(246,634)	—	(3,570)	(2,155)

Total Investment Income	40,012,944	110	1,317,606	237,812

EXPENSES
Investment advisory fees	9,822,932	—	1,121,500	194,727
Administration fees	2,455,733	96,723	267,875	53,107
Accounting fees	467,431	12,001	109,292	27,500
Director fees and expenses	76,518	3,031	8,392	1,630
Custodian fees and expenses	205,480	8,129	49,642	27,475
Pricing fees	29,693	3,663	23,677	7,014
Professional fees	267,907	10,363	29,419	5,732
Printing fees	209,553	8,242	23,032	4,480
Other expenses	215,540	9,844	24,212	19,018

Total Expenses	13,750,787	151,996	1,657,041	340,683
Less: Waivers and reimbursement from administrator	—	33,707	—	—
Less: Fees paid indirectly	7,341	—	106	13,254

Net Expenses	13,743,446	118,289	1,656,935	327,429

Net investment income (loss)	26,269,498	(118,179)	(339,329)	(89,617)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	78,336,144	468,755	7,026,841	1,601,561
Net realized gain (loss) on options	(2,956,301)	—	—	—
Net realized foreign currency exchange gain (loss)	16,088	—	(8,766)	—
Capital gain distributions received other investment companies	—	1	14	4
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(59,122,451)	3,072,218	(9,012,901)	(3,576,994)
Net change in unrealized appreciation (depreciation) of written options	5,962,832	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	22,236,312	3,540,974	(1,994,812)	(1,975,429)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,505,810	$3,422,795	$(2,334,141)	$(2,065,046)

The accompanying notes are an integral part of these financial statements.

118

Penn Series Funds, Inc.

Statement of Operations

For the Year Ended December 31, 2011

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$918,005	$3,700,779	$3,603,002	$5,445,785
Interest	—	—	1	(162)
Income from securities lending	—	—	—	13,221
Foreign tax withheld	(16,155)	(41,318)	(31,200)	—

Total Investment Income	901,850	3,659,461	3,571,803	5,458,844

EXPENSES
Investment advisory fees	694,544	1,035,100	889,025	185,367
Administration fees	173,636	258,775	222,256	397,216
Accounting fees	77,827	106,258	94,085	152,405
Director fees and expenses	5,796	8,196	7,373	12,644
Custodian fees and expenses	29,946	35,730	28,093	44,326
Pricing fees	6,044	8,905	6,260	13,944
Professional fees	19,681	28,119	24,951	43,083
Printing fees	15,733	22,494	19,993	34,589
Other expenses	18,447	23,796	23,027	58,705

Total Expenses	1,041,654	1,527,373	1,315,063	942,279
Less: Waivers and reimbursement from administrator	—	—	—	17,875
Less: Fees paid indirectly	16,580	—	—	—

Net Expenses	1,025,074	1,527,373	1,315,063	924,404

Net investment income (loss)	(123,224)	2,132,088	2,256,740	4,534,440

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	7,151,079	13,871,919	1,514,874	(1,039,099)
Net realized gain (loss) on futures contracts	—	—	—	(158,973)
Capital gain distributions received other investment companies	7	38	11	372
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(13,029,979)	(23,584,723)	(10,136,876)	1,505,123
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	4,903

Net Gain (Loss) on Investment Securities and Foreign Currency	(5,878,893)	(9,712,766)	(8,621,991)	312,326

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,002,117)	$(7,580,678)	$(6,365,251)	$4,846,766

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$631,589	$1,726,970	$759,783	$74,462
Interest	763	5	—	11
Income from securities lending	8,167	3,945	2,030	—
Foreign tax withheld	(4,451)	(6,925)	(1,789)	(1,065)

Total Investment Income	636,068	1,723,995	760,024	73,408

EXPENSES
Investment advisory fees	775,093	616,903	400,363	197,193
Administration fees	166,092	168,246	83,409	39,438
Accounting fees	75,269	75,743	38,924	27,499
Director fees and expenses	5,295	5,669	2,554	1,228
Custodian fees and expenses	20,871	18,941	41,671	12,654
Pricing fees	7,665	7,474	7,768	6,384
Professional fees	18,270	19,304	8,996	4,313
Printing fees	14,615	15,528	7,050	3,413
Other expenses	25,256	16,773	7,996	4,262

Total Expenses	1,108,426	944,581	598,731	296,384
Less: Waivers and reimbursement from advisor	—	—	—	20,314
Less: Waivers and reimbursement from administrator	1,149	—	—	—
Less: Fees paid indirectly	962	4,131	707	1,312

Net Expenses	1,106,315	940,450	598,024	274,758

Net investment income (loss)	(470,247)	783,545	162,000	(201,350)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	15,817,273	16,609,678	4,468,362	4,928,639
Capital gain distributions received other investment companies	299	197	101	8
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(23,690,557)	(24,906,501)	(5,033,277)	(5,952,164)

Net Gain (Loss) on Investment Securities and Foreign Currency	(7,872,985)	(8,296,626)	(564,814)	(1,023,517)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,343,232)	$(7,513,081)	$(402,814)	$(1,224,867)

The accompanying notes are an integral part of these financial statements.

119

Penn Series Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2011

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$413,472	$127,256	$2,639,515	$326,736
Interest	2	—	—	27
Income from securities lending	—	183,271	23,646	14,071
Foreign tax withheld	(1,497)	—	(1,014)	(253)

Total Investment Income	411,977	310,527	2,662,147	340,581

EXPENSES
Investment advisory fees	279,302	649,280	1,364,747	81,678
Administration fees	44,100	131,096	240,838	40,839
Accounting fees	27,499	61,175	100,279	27,499
Director fees and expenses	1,361	4,304	7,725	1,229
Custodian fees and expenses	11,962	51,829	45,365	51,620
Pricing fees	6,682	7,820	10,069	32,582
Professional fees	4,818	14,668	26,660	4,308
Printing fees	3,807	11,793	21,105	3,418
Other expenses	4,514	13,143	34,259	4,273

Total Expenses	384,045	945,108	1,851,047	247,446
Less: Waivers and reimbursement from advisor	48,883	—	4,624	97,702
Less: Fees paid indirectly	1,427	14,248	—	—

Net Expenses	333,735	930,860	1,846,423	149,744

Net investment income (loss)	78,242	(620,333)	815,724	190,837

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	2,699,204	9,222,596	10,081,174	1,463,996
Net realized gain (loss) on futures contracts	—	—	—	80,549
Capital gain distributions received other investment companies	2	275	276	55
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(4,740,942)	(17,791,439)	(9,152,921)	(2,891,639)
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	16,310

Net Gain (Loss) on Investment Securities and Foreign Currency	(2,041,736)	(8,568,568)	928,529	(1,330,729)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,963,494)	$(9,188,901)	$1,744,253	$(1,139,892)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

INVESTMENT INCOME:
Dividends	$2,207,831	$10,515,484	$3,429,993	$1,543,116
Interest	819	(514)	119	—
Income from securities lending	16	2,799	—	—
Foreign tax withheld	(156,250)	(392,088)	(350,880)	(4,569)

Total Investment Income	2,052,416	10,125,681	3,079,232	1,538,547

EXPENSES
Investment advisory fees	181,622	2,728,471	1,574,389	515,499
Administration fees	90,811	481,495	200,134	110,464
Accounting fees	48,277	212,598	100,054	51,550
Director fees and expenses	2,771	14,998	6,457	3,392
Custodian fees and expenses	61,951	234,632	517,504	19,085
Pricing fees	203,070	31,388	52,683	6,488
Professional fees	9,769	66,696	57,424	12,029
Printing fees	7,647	40,885	17,568	9,284
Other expenses	8,276	52,640	18,514	10,192

Total Expenses	614,194	3,863,803	2,544,727	737,983
Less: Waivers and reimbursement from advisor	257,004	—	303,224	—
Less: Fees paid indirectly	—	—	—	809

Net Expenses	357,190	3,863,803	2,241,503	737,174

Net Investment Income (Loss)	1,695,226	6,261,878	837,729	801,373

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(271,784)	6,482,081	1,214,389	7,433,978
Net realized gain (loss) on futures contracts	(163,507)	—	—	—
Net realized foreign currency exchange gain (loss)	936	(5,246,874)	(534,753)	—
Capital gain distributions received other investment companies	2	84	10	3
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(9,595,369)	(3,771,669)	(27,770,983)	(3,273,429)
Change in net unrealized appreciation (depreciation) of futures contracts	(38,359)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	(10,068,081)	(2,536,378)	(27,091,337)	4,160,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,372,855)	$3,725,500	$(26,253,608)	$4,961,925

The accompanying notes are an integral part of these financial statements.

120

Penn Series Funds, Inc.

Statements of Operations

For the Year Ended December 31, 2011

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$39	$281	$847	$549
Interest	5	9	1	366

Total Investment Income	44	290	848	915

EXPENSES
Investment advisory fees	27,073	132,545	216,273	80,742
Administration fees	40,610	198,818	324,410	121,113
Accounting fees	12,001	13,257	21,627	12,001
Director fees and expenses	1,237	6,060	9,823	3,571
Custodian fees and expenses	4,820	14,837	23,584	9,919
Pricing fees	3,936	4,009	4,018	3,963
Professional fees	4,371	21,472	34,859	12,748
Printing fees	3,421	16,767	26,928	9,768
Other expenses	4,136	21,355	26,093	13,123

Total Expenses	101,605	429,120	687,615	266,948
Less: Waivers and reimbursement from advisor	12,299	—	—	499

Net Expenses	89,306	429,120	687,615	266,449

Net investment loss	(89,262)	(428,830)	(686,767)	(265,534)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(35,049)	(273,400)	1,540,791	615,839
Capital gain distributions received other investment companies	1	2	3	2
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(927,543)	(2,384,516)	(160,260)	1,722,254

Net Gain (Loss) on Investment Securities and Foreign Currency	(962,591)	(2,657,914)	1,380,534	2,338,095

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(1,051,853)	$(3,086,744)	$693,767	$2,072,561

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$668

Total Investment Income	668

EXPENSES
Investment advisory fees	52,816
Administration fees	79,224
Accounting fees	12,001
Director fees and expenses	2,217
Custodian fees and expenses	7,117
Pricing fees	3,849
Professional fees	8,080
Printing fees	6,063
Other expenses	6,962

Total Expenses	178,329
Less: Waivers and reimbursement from advisor	4,176

Net Expenses	174,153

Net investment loss	(173,485)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	233,499
Capital gain distributions received other investment companies	2
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,115,152

Net Gain (Loss) on Investment Securities and Foreign Currency	2,348,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,175,168

The accompanying notes are an integral part of these financial statements.

121

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,798	$16,264	$1,826,135	$2,007,455
Net realized gains (loss) from investment transactions	998	5,493	99,174	203,067
Capital gain distributions received from affiliated funds	—	—	28	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	1,616,547	2,112,543

Net Increase (Decrease) in Net Assets Resulting from Operations	15,796	21,757	3,541,884	4,323,065

Distributions from:
Net investment income	(14,798)	(16,264)	—	—

Total Distributions	(14,798)	(16,264)	—	—

Capital Share Transactions (1):
Shares issued	125,986,265	97,058,138	53,650,091	65,946,384
Shares issued in lieu of cash distributions	14,800	16,264	—	—
Shares redeemed	(111,776,732)	(125,591,607)	(35,349,861)	(29,323,452)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,224,333	(28,517,205)	18,300,230	36,622,932

Total Increase (Decrease)	14,225,331	(28,511,712)	21,842,114	40,945,997

Net Assets:
Beginning of period	139,987,974	168,499,686	152,447,484	111,501,487

End of Period	$154,213,305	$139,987,974	$174,289,598	$152,447,484

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	125,986,265	97,058,138	4,734,426	5,943,752
Shares issued in lieu of cash distributions	14,800	16,264	—	—
Shares redeemed	(111,776,732)	(125,591,607)	(3,121,589)	(2,651,524)

	14,224,333	(28,517,205)	1,612,837	3,292,228

	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,495,631	$9,261,917	$9,995,497	$9,096,611
Net realized gains (loss) from investment transactions	5,477,423	3,070,623	2,313,209	3,354,127
Net realized foreign exchange gain (loss)	—	—	52,901	(21,739)
Capital gain distributions received from affiliated funds	110	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	26,096,154	8,167,545	(8,256,729)	3,174,665

Net Increase (Decrease) in Net Assets Resulting from Operations	43,069,318	20,500,085	4,104,878	15,603,664

Capital Share Transactions (1):
Shares issued	112,864,558	128,867,798	31,457,946	34,445,432
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(97,285,332)	(58,134,875)	(25,954,893)	(21,940,511)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,579,226	70,732,923	5,503,053	12,504,921

Total Increase (Decrease)	58,648,544	91,233,008	9,607,931	28,108,585

Net Assets:
Beginning of period	418,957,394	327,724,386	131,682,372	103,573,787

End of Period	$477,605,938	$418,957,394	$141,290,303	$131,682,372

Undistributed net investment income (loss)	$—	$—	$(407,403)	$(57,948)
(1) Shares Issued and Redeemed:
Shares issued	9,314,487	11,278,646	3,622,513	4,385,389
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(8,035,835)	(5,098,094)	(3,000,344)	(2,786,178)

	1,278,652	6,180,552	622,169	1,599,211

The accompanying notes are an integral part of these financial statements.

122

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,269,498	$21,568,943	$(118,179)	$(110,307)
Net realized gains (loss) from investment transactions	78,336,144	112,646,543	468,755	(367,151)
Net realized gains (loss) on written options	(2,956,301)	2,856,743	—	—
Net realized foreign exchange gain (loss)	16,088	13,905	—	—
Capital gain distributions received from affiliated funds	—	—	1	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(59,122,451)	53,774,126	3,072,218	7,214,650
Net change in unrealized appreciation (depreciation) of written options	5,962,832	(3,074,824)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	48,505,810	187,785,436	3,422,795	6,737,195

Capital Share Transactions (1):
Shares issued	142,204,011	191,850,578	5,415,527	6,395,754
Shares redeemed	(118,559,226)	(83,434,149)	(7,807,095)	(8,936,936)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,644,785	108,416,429	(2,391,568)	(2,541,182)

Total Increase (Decrease)	72,150,595	296,201,865	1,031,227	4,196,013

Net Assets:
Beginning of period	1,583,103,874	1,286,902,009	64,310,507	60,114,494

End of Period	$1,655,254,469	$1,583,103,874	$65,341,734	$64,310,507

Undistributed net investment income (loss)	$191,201	$(36,234)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	5,644,780	8,444,858	484,688	636,140
Shares redeemed	(4,705,250)	(3,709,453)	(707,207)	(895,408)

	939,530	4,735,405	(222,519)	(259,268)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(339,329)	$(270,345)	$(89,617)	$(30,147)
Net realized gains (loss) from investment transactions	7,026,841	5,944,362	1,601,561	2,996,000
Net realized foreign exchange gain (loss)	(8,766)	11,432	—	—
Capital gain distributions received from affiliated funds	14	15	4	12
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,012,901)	19,395,772	(3,576,994)	958,535

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,334,141)	25,081,236	(2,065,046)	3,924,400

Capital Share Transactions (1):
Shares issued	27,607,858	24,681,405	11,662,499	8,976,330
Shares redeemed	(22,953,942)	(18,557,490)	(5,674,092)	(7,229,003)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,653,916	6,123,915	5,988,407	1,747,327

Total Increase (Decrease)	2,319,775	31,205,151	3,923,361	5,671,727

Net Assets:
Beginning of period	174,372,257	143,167,106	33,541,981	27,870,254

End of Period	$176,692,032	$174,372,257	$37,465,342	$33,541,981

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,797,646	1,835,473	1,329,859	1,105,054
Shares redeemed	(1,468,001)	(1,373,033)	(617,821)	(867,689)

	329,645	462,440	712,038	237,365

The accompanying notes are an integral part of these financial statements.

123

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(123,224)	$(11,467)	$2,132,088	$1,293,137
Net realized gains (loss) from investment transactions	7,151,079	7,899,548	13,871,919	13,458,729
Capital gain distributions received from affiliated funds	7	2	38	87
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(13,029,979)	12,245,011	(23,584,723)	7,506,959

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,002,117)	20,133,094	(7,580,678)	22,258,912

Capital Share Transactions (1):
Shares issued	6,881,273	12,669,103	27,399,098	27,441,423
Shares redeemed	(23,635,513)	(36,158,332)	(21,679,867)	(24,820,797)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,754,240)	(23,489,229)	5,719,231	2,620,626

Total Increase (Decrease)	(22,756,357)	(3,356,135)	(1,861,447)	24,879,538

Net Assets:
Beginning of period	123,153,450	126,509,585	167,917,516	143,037,978

End of Period	$100,397,093	$123,153,450	$166,056,069	$167,917,516

Undistributed net investment income (loss)	$—	$—	$(37,914)	$(44,865)
(1) Shares Issued and Redeemed:
Shares issued	702,548	1,514,417	1,915,541	2,123,326
Shares redeemed	(2,478,819)	(4,098,011)	(1,517,983)	(1,868,203)

	(1,776,271)	(2,583,594)	397,558	255,123

	Large Core Value Fund		Index 500 Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,256,740	$2,243,608	$4,534,440	$4,175,516
Net realized gains (loss) from investment transactions	1,514,874	1,150,499	(1,039,099)	(3,923,342)
Net realized gains (loss) on futures contracts	—	—	(158,973)	639,149
Capital gain distributions received from affiliated funds	11	49	372	53
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(10,136,876)	12,391,340	1,510,026	34,580,576

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,365,251)	15,785,496	4,846,766	35,471,952

Capital Share Transactions (1):
Shares issued	21,731,745	22,938,606	40,995,407	48,828,100
Shares redeemed	(31,205,152)	(29,711,446)	(42,556,815)	(69,860,297)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,473,407)	(6,772,840)	(1,561,408)	(21,032,197)

Total Increase (Decrease)	(15,838,658)	9,012,656	3,285,358	14,439,755

Net Assets:
Beginning of period	158,985,357	149,972,701	263,723,682	249,283,927

End of Period	$143,146,699	$158,985,357	$267,009,040	$263,723,682

Undistributed net investment income (loss)	$—	$—	$3,225	$—
(1) Shares Issued and Redeemed:
Shares issued	2,414,557	2,712,156	4,492,253	6,099,033
Shares redeemed	(3,438,172)	(3,432,650)	(4,652,941)	(8,570,455)

	(1,023,615)	(720,494)	(160,688)	(2,471,422)

The accompanying notes are an integral part of these financial statements.

124

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(470,247)	$(125,770)	$783,545	$729,336
Net realized gains (loss) from investment transactions	15,817,273	8,515,474	16,609,678	4,191,166
Capital gain distributions received from affiliated funds	299	25	197	12
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(23,690,557)	14,043,881	(24,906,501)	19,822,151

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,343,232)	22,433,610	(7,513,081)	24,742,665

Capital Share Transactions (1):
Shares issued	26,475,051	21,459,771	13,222,693	19,915,446
Shares redeemed	(26,112,684)	(19,723,988)	(27,892,724)	(18,088,612)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	362,367	1,735,783	(14,670,031)	1,826,834

Total Increase (Decrease)	(7,980,865)	24,169,393	(22,183,112)	26,569,499

Net Assets:
Beginning of period	107,063,955	82,894,562	119,231,071	92,661,572

End of Period	$99,083,090	$107,063,955	$97,047,959	$119,231,071

Undistributed net investment income (loss)	$—	$—	$10,976	$—
(1) Shares Issued and Redeemed:
Shares issued	2,586,123	2,509,581	1,071,865	1,852,313
Shares redeemed	(2,555,675)	(2,317,323)	(2,314,817)	(1,639,207)

	30,448	192,258	(1,242,952)	213,106

	Mid Core Value Fund		SMID Cap Growth Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$162,000	$219,223	$(201,350)	$(74,441)
Net realized gains (loss) from investment transactions	4,468,362	5,974,945	4,928,639	2,426,061
Capital gain distributions received from affiliated funds	101	29	8	22
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(5,033,277)	4,414,789	(5,952,164)	2,752,256

Net Increase (Decrease) in Net Assets Resulting from Operations	(402,814)	10,608,986	(1,224,867)	5,103,898

Capital Share Transactions (1):
Shares issued	17,749,926	9,094,291	8,051,767	14,123,022
Shares redeemed	(9,890,421)	(7,488,639)	(5,094,037)	(15,769,979)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,859,505	1,605,652	2,957,730	(1,646,957)

Total Increase (Decrease)	7,456,691	12,214,638	1,732,863	3,456,941

Net Assets:
Beginning of period	52,722,714	40,508,076	25,263,396	21,806,455

End of Period	$60,179,405	$52,722,714	$26,996,259	$25,263,396

Undistributed net investment income (loss)	$22,974	$13,934	$—	$810
(1) Shares Issued and Redeemed:
Shares issued	1,820,462	986,635	667,154	1,316,188
Shares redeemed	(920,072)	(807,490)	(420,444)	(1,474,897)

	900,390	179,145	246,710	(158,709)

The accompanying notes are an integral part of these financial statements.

125

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$78,242	$47,218	$(620,333)	$(362,343)
Net realized gains (loss) from investment transactions	2,699,204	2,451,971	9,222,596	8,220,100
Capital gain distributions received from affiliated funds	2	20	275	10
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(4,740,942)	3,040,901	(17,791,439)	6,233,181

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,963,494)	5,540,110	(9,188,901)	14,090,948

Capital Share Transactions (1):
Shares issued	13,534,382	13,512,215	15,350,262	15,212,898
Shares redeemed	(5,387,992)	(13,428,266)	(15,899,144)	(17,299,012)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,146,390	83,949	(548,882)	(2,086,114)

Total Increase (Decrease)	6,182,896	5,624,059	(9,737,783)	12,004,834

Net Assets:
Beginning of period	26,765,837	21,141,778	88,184,497	76,179,663

End of Period	$32,948,733	$26,765,837	$78,446,714	$88,184,497

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,131,399	1,236,790	766,922	834,174
Shares redeemed	(435,757)	(1,240,783)	(763,422)	(960,891)

	695,642	(3,993)	3,500	(126,717)

	Small Cap Value Fund		Small Cap Index Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$815,724	$1,133,601	$190,837	$186,507
Net realized gains (loss) from investment transactions	10,081,174	11,503,583	1,463,996	336,404
Net realized gains (loss) on futures contracts	—	—	80,549	178,779
Capital gain distributions received from affiliated funds	276	36	55	18
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,152,921)	22,220,633	(2,875,329)	5,372,334

Net Increase (Decrease) in Net Assets Resulting from Operations	1,744,253	34,857,853	(1,139,892)	6,074,042

Capital Share Transactions (1):
Shares issued	18,205,579	16,177,260	11,505,624	11,263,340
Shares redeemed	(23,938,469)	(20,633,128)	(5,114,047)	(14,817,869)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,732,890)	(4,455,868)	6,391,577	(3,554,529)

Total Increase (Decrease)	(3,988,637)	30,401,985	5,251,685	2,519,513

Net Assets:
Beginning of period	163,353,502	132,951,517	23,950,131	21,430,618

End of Period	$159,364,865	$163,353,502	$29,201,816	$23,950,131

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	1,153,191	1,171,371	1,064,653	1,202,223
Shares redeemed	(1,489,454)	(1,487,834)	(466,411)	(1,483,090)

	(336,263)	(316,463)	598,242	(280,867)

The accompanying notes are an integral part of these financial statements.

126

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,695,226	$1,030,194	$6,261,878	$5,062,635
Net realized gains (loss) from investment transactions	(271,784)	(167,617)	6,482,081	(4,210,382)
Net realized gains (loss) on futures contracts	(163,507)	57,098	—	—
Net realized foreign exchange gain (loss)	936	(16,761)	(5,246,874)	1,668,497
Capital gain distributions received from affiliated funds	2	46	84	259
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(9,633,728)	3,196,505	(3,771,669)	28,353,680

Net Increase (Decrease) in Net Assets Resulting from Operations	(8,372,855)	4,099,465	3,725,500	30,874,689

Capital Share Transactions (1):
Shares issued	21,666,360	24,075,839	31,266,226	53,673,734
Shares redeemed	(7,235,871)	(10,865,995)	(45,178,865)	(35,348,099)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,430,489	13,209,844	(13,912,639)	18,325,635

Total Increase (Decrease)	6,057,634	17,309,309	(10,187,139)	49,200,324

Net Assets:
Beginning of period	55,800,050	38,490,741	320,107,514	270,907,190

End of Period	$61,857,684	$55,800,050	$309,920,375	$320,107,514

Undistributed net investment income (loss)	$(66,024)	$(101,509)	$(4,441,717)	$(4,807,169)
(1) Shares Issued and Redeemed:
Shares issued	2,302,313	2,691,252	1,770,841	3,300,977
Shares redeemed	(776,697)	(1,217,958)	(2,514,878)	(2,204,219)

	1,525,616	1,473,294	(744,037)	1,096,758

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$837,729	$237,510	$801,373	$759,192
Net realized gains (loss) from investment transactions	1,214,389	9,072,688	7,433,978	13,984,274
Net realized foreign exchange gain (loss)	(534,753)	(146,380)	—	—
Capital gain distributions received from affiliated funds	10	181	3	15
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(27,770,983)	11,949,894	(3,273,429)	(1,221,615)

Net Increase (Decrease) in Net Assets Resulting from Operations	(26,253,608)	21,113,893	4,961,925	13,521,866

Capital Share Transactions (1):
Shares issued	27,555,524	38,796,897	12,712,049	15,359,568
Shares redeemed	(22,088,937)	(20,892,716)	(9,747,478)	(10,568,518)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,466,587	17,904,183	2,964,571	4,791,050

Total Increase (Decrease)	(20,787,021)	39,018,076	7,926,496	18,312,916

Net Assets:
Beginning of period	141,852,526	102,834,450	68,419,577	50,106,661

End of Period	$121,065,505	$141,852,526	$76,346,073	$68,419,577

Undistributed net investment income (loss)	$(22,136)	$(115,310)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,579,492	3,738,053	1,130,708	1,589,842
Shares redeemed	(2,026,110)	(2,096,559)	(860,104)	(1,060,023)

	553,382	1,641,494	270,604	529,819

The accompanying notes are an integral part of these financial statements.

127

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(89,262)	$(62,570)	$(428,830)	$(291,177)
Net realized gains (loss) from investment transactions	(35,049)	(86,408)	(273,400)	(106,028)
Capital gain distributions received from affiliated funds	1	—	2	15
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(927,543)	3,191,293	(2,384,516)	13,775,112

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,051,853)	3,042,315	(3,086,744)	13,377,922

Capital Share Transactions (1):
Shares issued	8,256,425	9,580,581	37,129,245	52,126,191
Shares redeemed	(3,278,603)	(2,241,267)	(18,358,801)	(8,019,935)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,977,822	7,339,314	18,770,444	44,106,256

Total Increase (Decrease)	3,925,969	10,381,629	15,683,700	57,484,178

Net Assets:
Beginning of period	24,256,489	13,874,860	119,284,000	61,799,822

End of Period	$28,182,458	$24,256,489	$134,967,700	$119,284,000

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	793,723	1,020,147	3,318,376	5,155,157
Shares redeemed	(312,759)	(233,041)	(1,680,334)	(798,861)

	480,964	787,106	1,638,042	4,356,296

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the year ended 12/31/11	For the year ended 12/31/10	For the year ended 12/31/11	For the year ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(686,767)	$(485,635)	$(265,534)	$(193,330)
Net realized gains (loss) from investment transactions	1,540,791	248,459	615,839	425,633
Capital gain distributions received from affiliated funds	3	13	2	3
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(160,260)	19,873,128	1,722,254	5,356,680

Net Increase (Decrease) in Net Assets Resulting from Operations	693,767	19,635,965	2,072,561	5,588,986

Capital Share Transactions (1):
Shares issued	44,078,474	85,961,182	26,903,998	30,299,431
Shares redeemed	(20,248,487)	(6,542,551)	(12,138,187)	(8,063,960)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,829,987	79,418,631	14,765,811	22,235,471

Total Increase (Decrease)	24,523,754	99,054,596	16,838,372	27,824,457

Net Assets:
Beginning of period	199,731,885	100,677,289	72,838,819	45,014,362

End of Period	$224,255,639	$199,731,885	$89,677,191	$72,838,819

Undistributed net investment income (loss)	$—	$—	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	4,042,085	8,726,907	2,475,222	3,017,330
Shares redeemed	(1,889,173)	(654,322)	(1,121,043)	(802,884)

	2,152,912	8,072,585	1,354,179	2,214,446

The accompanying notes are an integral part of these financial statements.

128

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/11	Year Ended 12/31/10
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(173,485)	$(128,476)
Net realized gains (loss) from investment transactions	233,499	244,279
Capital gain distributions received from affiliated funds	2	2
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,115,152	2,616,179

Net Increase (Decrease) in Net Assets Resulting from Operations	2,175,168	2,731,984

Capital Share Transactions (1):
Shares issued	30,482,170	23,350,009
Shares redeemed	(15,089,803)	(11,958,539)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,392,367	11,391,470

Total Increase (Decrease)	17,567,535	14,123,454

Net Assets:
Beginning of period	45,527,996	31,404,542

End of Period	$63,095,531	$45,527,996

Undistributed net investment income (loss)	$—	$—
(1) Shares Issued and Redeemed:
Shares issued	2,794,967	2,269,545
Shares redeemed	(1,378,710)	(1,153,617)

	1,416,257	1,115,928

The accompanying notes are an integral part of these financial statements.

129

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Year Ended December 31
	2011 [1]		2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations:
Net investment income (loss)	—	(c)	—	(a)	—	(a)	0.03	0.05
Net realized and unrealized gain (loss) on investment transactions	—		—		—		—	—

Total from investment operations	—		—		—		0.03	0.05

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	(0.03)	(0.05)

Total distributions	—		—		—		(0.03)	(0.05)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00	$1.00

Total return [2,3]	0.01%		0.01%		0.44%		2.68%	4.98%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$154,213		$139,988		$168,500		$213,973	$96,017

Ratio of net expenses to average net assets	0.22%		0.33%		0.43%		0.46%	0.49%

Ratio of total expenses to average net assets	0.49%		0.47%		0.48%		0.46%	0.49%

Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.47%		2.57%	4.88%

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]		2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$11.17		$10.76		$10.57		$10.41	$10.28

Income from investment operations:
Net investment income (loss)	0.13		0.17		0.23		0.34	0.41
Net realized and unrealized gain (loss) on investment transactions	0.12		0.24		(0.04)		0.18	0.13

Total from investment operations	0.25		0.41		0.19		0.52	0.54

Less distributions:
Net investment income	—		—		—		(0.36)	(0.41)

Total distributions	—		—		—		(0.36)	(0.41)

Net asset value, end of period	$11.42		$11.17		$10.76		$10.57	$10.41

Total return [2]	2.24%		3.71%		1.89%		5.03%	5.22%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$174,290		$152,447		$111,501		$75,660	$57,523

Ratio of total expenses to average net assets	0.58%		0.58%		0.60%		0.60%	0.60%

Ratio of net investment income (loss) to average net assets	1.14%		1.56%		2.20%		3.24%	4.55%

Portfolio turnover rate	50%		38%		64%		106%	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

130

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$11.56	$10.90	$10.36	$10.50	$10.31

Income from investment operations:
Net investment income (loss)	0.32	0.28	0.36	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	0.85	0.38	0.26	0.07	0.18

Total from investment operations	1.17	0.66	0.62	0.54	0.65

Less distributions:
Net investment income	—	—	— (a)	(0.50)	(0.46)
Net realized gains	—	—	(0.08)	(0.18)	—

Total distributions	—	—	(0.08)	(0.68)	(0.46)

Net asset value, end of period	$12.73	$11.56	$10.90	$10.36	$10.50

Total return [2]	10.12%	6.06%	6.02%	5.10%	6.33%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$477,606	$418,957	$327,724	$221,730	$183,611

Ratio of total expenses to average net assets	0.57%	0.58%	0.61%	0.60%	0.59%

Ratio of net investment income (loss) to average net assets	2.62%	2.48%	3.38%	4.44%	4.71%

Portfolio turnover rate	44%	69%	87%	273%	55%

[1] The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$8.46	$7.41	$5.05	$7.58	$7.88

Income (loss) from investment operations:
Net investment income (loss)	0.62	0.61	0.56	0.58	0.58
Net realized and unrealized gain (loss) on investment transactions	(0.36)	0.44	1.80	(2.40)	(0.30)

Total from investment operations	0.26	1.05	2.36	(1.82)	0.28

Less distributions:
Net investment income	—	—	—	(0.71)	(0.58)

Total distributions	—	—	—	(0.71)	—

Net asset value, end of period	$8.72	$8.46	$7.41	$5.05	$7.58

Total return [2]	3.07%	14.17%	46.44%	(23.98% )	3.57%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$141,290	$131,682	$103,574	$57,995	$86,451

Ratio of total expenses to average net assets	0.83%	0.85%	0.87%	0.86%	0.84%

Ratio of net investment income (loss) to average net assets	7.16%	7.73%	8.97%	8.29%	6.97%

Portfolio turnover rate	58%	61%	59%	53%	67%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

131

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$24.71	$21.69	$16.33		$23.72	$25.12

Income (loss) from investment operations:
Net investment income (loss)	0.40	0.35	0.41		0.46	0.59
Net realized and unrealized gain (loss) on investment transactions	0.35	2.67	4.95		(6.99)	0.52

Total from investment operations	0.75	3.02	5.36		(6.53)	1.11

Less distributions:
Net investment income	—	—	—	(a)	(0.59)	(0.58)
Net realized gains	—	—	—		(0.27)	(1.93)

Total distributions	—	—	—		(0.86)	(2.51)

Net asset value, end of period	$25.46	$24.71	$21.69		$16.33	$23.72

Total return [2]	3.04%	13.92%	32.92%		(27.83% )	4.47%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$1,655,254	$1,583,104	$1,286,902		$948,507	$1,440,753

Ratio of total expenses to average net assets	0.84%	0.85%	0.85%		0.85%	0.83%

Ratio of net investment income (loss) to average net assets	1.60%	1.55%	2.22%		2.15%	2.34%

Portfolio turnover rate	83%	67%	89%		103%	61%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	0.62		1.15		1.46		(1.81)

Total from investment operations	0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		(0.33)

Total distributions	—		—		—		(0.33)

Net asset value, end of period	$11.40		$10.80		$9.67		$8.19

Total return [2]	5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [3]	0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [3]	0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	17%		18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

132

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$15.44	$13.22		$9.25		$15.96	$14.68

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.02)		—	(a)	0.03	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.21)	2.24		3.97		(6.71)	1.28

Total from investment operations	(0.24)	2.22		3.97		(6.68)	1.34

Less distributions:
Net investment income	—	—		—	(a)	(0.03)	(0.06)

Total distributions	—	—		—		(0.03)	(0.06)

Net asset value, end of period	$15.20	$15.44		$13.22		$9.25	$15.96

Total return [2]	(1.55% )	16.79%		42.93%		(41.87% )	9.16%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$176,692	$174,372		$143,167		$89,852	$152,939

Ratio of total expenses to average net assets	0.93%	0.94%		0.97%		0.98%	0.94%

Ratio of net investment income (loss) to average net assets	(0.19% )	(0.18%	)	0.02%		0.24%	0.37%

Portfolio turnover rate	33%	43%		58%		54%	55%

[1]     The average shares outstanding method has been applied for per share information.

[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]	2008	2007
Net asset value, beginning of period	$9.31	$8.28		$6.02	$10.98	$11.05

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)		0.02	0.02	0.06
Net realized and unrealized gain (loss) on investment transactions	(0.61)	1.04		2.24	(4.79)	0.45

Total from investment operations	(0.63)	1.03		2.26	(4.77)	0.51

Less distributions:
Net investment income	—	—		—	(0.03)	(0.06)
Net realized gains	—	—		—	(0.16)	(0.52)

Total distributions	—	—		—	(0.19)	(0.58)

Net asset value, end of period	$8.68	$9.31		$8.28	$6.02	$10.98

Total return [2]	(6.77% )	12.44%		37.54%	(43.82% )	4.71%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$37,465	$33,542		$27,870	$17,537	$29,551

Ratio of net expenses to average net assets	0.96%	1.00%		1.00%	0.96%	0.83%

Ratio of total expenses to average net assets	0.96%	1.00%		1.12%	0.96%	0.87%

Ratio of net investment income (loss) to average net assets	(0.25% )	(0.10%	)	0.22%	0.19%	0.53%

Portfolio turnover rate	153%	176%		121%	287%	55%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

133

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	(0.48)	1.44		2.17		(3.87)

Total from investment operations	(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—	—		—	(a)	(0.01)

Total distributions	—	—		—		(0.01)

Net asset value, end of period	$9.29	$9.78		$8.34		$6.14

Total return [2]	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	115%	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008	2007
Net asset value, beginning of period	$14.47	$12.60	$9.43	$17.65	$19.60

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.11	0.16	0.20	0.26
Net realized and unrealized gain (loss) on investment transactions	(0.82)	1.76	3.01	(8.05)	0.45

Total from investment operations	(0.64)	1.87	3.17	(7.85)	0.71

Less distributions:
Net investment income	—	—	—	(0.25)	(0.29)
Net realized gains	—	—	—	(0.12)	(2.37)

Total distributions	—	—	—	(0.37)	(2.66)

Net asset value, end of period	$13.83	$14.47	$12.60	$9.43	$17.65

Total return [2]	(4.42% )	14.84%	33.62%	(44.62% )	3.73%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$166,056	$167,918	$143,038	$106,616	$219,951

Ratio of net expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.86%

Ratio of total expenses to average net assets	0.89%	0.89%	0.90%	0.90%	0.87%

Ratio of net investment income (loss) to average net assets	1.24%	0.86%	1.53%	1.42%	1.25%

Portfolio turnover rate	87%	112%	120%	228%	92%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

134

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.53)	0.76	1.07	(2.78)

Total from investment operations	(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—	—	—	(0.07)

Total distributions	—	—	—	(0.07)

Net asset value, end of period	$8.92	$9.31	$8.43	$7.22

Total return [2]	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	51%	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008	2007
Net asset value, beginning of period	$9.09	$7.92	$6.28	$10.11	$9.78

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.13	0.17	0.17
Net realized and unrealized gain (loss) on investment transactions	—	1.03	1.51	(3.82)	0.33

Total from investment operations	0.16	1.17	1.64	(3.65)	0.50

Less distributions:
Net investment income	—	—	—	(0.18)	(0.17)

Total distributions	—	—	—	(0.18)	(0.17)

Net asset value, end of period	$9.25	$9.09	$7.92	$6.28	$10.11

Total return [2]	1.76%	14.77%	26.11%	(36.08% )	5.09%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$267,009	$263,724	$249,284	$195,078	$254,462

Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.36%	0.36%	0.37%	0.37%	0.35%

Ratio of net investment income (loss) to average net assets	1.71%	1.68%	1.97%	2.02%	1.64%

Portfolio turnover rate	4%	5%	6%	6%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

135

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$10.16	$8.01		$5.42		$10.60	$8.47

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.01)		(0.02)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	(0.75)	2.16		2.60		(5.16)	2.17

Total from investment operations	(0.79)	2.15		2.59		(5.18)	2.13

Net asset value, end of period	$9.37	$10.16		$8.01		$5.42	$10.60

Total return [2]	(7.78% )	26.84%		47.79%		(48.87% )	25.15%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$99,083	$107,064		$82,895		$57,747	$112,637

Ratio of net expenses to average net assets	1.00%	1.00%		1.00%		1.00%	0.97%

Ratio of total expenses to average net assets	1.00%	1.00%		1.01%		1.02%	1.00%

Ratio of net investment income (loss) to average net assets	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )	(0.46% )

Portfolio turnover rate	110%	106%		102%		162%	137%

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$12.59	$10.01		$6.81		$13.12	$13.59

Income (loss) from investment operations:
Net investment income (loss)	0.09	0.08		0.05		0.10	0.11
Net realized and unrealized gain (loss) on investment transactions	(0.88)	2.50		3.15		(6.31)	0.38

Total from investment operations	(0.79)	2.58		3.20		(6.21)	0.49

Less distributions:
Net investment income	—	—		—		(0.10)	(0.13)
Return of capital	—	—		—		—	(0.03)
Net realized gains	—	—		—		—	(0.80)

Total distributions	—	—		—		(0.10)	(0.96)

Net asset value, end of period	$11.80	$12.59		$10.01		$6.81	$13.12

Total return [2]	(6.27% )	25.77%		46.99%		(47.26% )	3.77%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$97,048	$119,231		$92,662		$60,507	$125,718

Ratio of net expenses to average net assets	0.84%	0.84%		0.85%		0.86%	0.79%

Ratio of total expenses to average net assets	0.84%	0.84%		0.85%		0.86%	0.83%

Ratio of net investment income (loss) to average net assets	0.70%	0.71%		0.69%		0.89%	0.73%

Portfolio turnover rate	106%	37%		43%		58%	73%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

136

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$10.75	$8.57	$6.80	$11.78	$13.23

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.03	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	(0.41)	2.13	1.74	(4.66)	0.03

Total from investment operations	(0.38)	2.18	1.77	(4.52)	0.10

Less distributions:
Net investment income	—	—	—	(0.16)	(0.07)
Net realized gains	—	—	—	(0.30)	(1.48)

Total distributions	—	—	—	(0.46)	(1.55)

Net asset value, end of period	$10.37	$10.75	$8.57	$6.80	$11.78

Total return [2]	(3.53% )	25.44%	26.03%	(38.89% )	0.85%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$60,179	$52,723	$40,508	$29,895	$48,465

Ratio of net expenses to average net assets	1.08%	1.11%	1.20%	1.08%	1.04%

Ratio of total expenses to average net assets	1.08%	1.11%	1.20%	1.08%	1.05%

Ratio of net investment income (loss) to average net assets	0.29%	0.49%	0.43%	1.49%	0.57%

Portfolio turnover rate	51%	75%	116%	39%	40%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	(0.50)	2.54		3.54		(3.48)

Total from investment operations	(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$11.92	$12.51		$10.01		$6.51

Total return [2]	(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	160%	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

137

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.93)	2.64	3.08	(3.21)

Total from investment operations	(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—	—	—	(0.03)

Total distributions	—	—	—	(0.03)

Net asset value, end of period	$11.66	$12.56	$9.90	$6.80

Total return [1]	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	69%	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]		2009 [1]		2008 [1]	2007
Net asset value, beginning of period	$20.43	$17.15		$10.81		$21.64	$20.09

Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.08)		(0.09)		(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment transactions	(2.12)	3.36		6.43		(10.74)	1.66

Total from investment operations	(2.27)	3.28		6.34		(10.83)	1.55

Net asset value, end of period	$18.16	$20.43		$17.15		$10.81	$21.64

Total return [2]	(11.11% )	19.13%		58.65%		(50.05% )	7.72%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$78,447	$88,184		$76,180		$48,008	$99,593

Ratio of total expenses to average net assets	1.08%	1.08%		1.11%		1.07%	1.02%

Ratio of net investment income (loss) to average net assets	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )	(0.50%	)

Portfolio turnover rate	125%	125%		163%		190%	107%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

138

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$16.07	$12.68	$9.99	$14.07	$17.70

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.09	0.09	0.12
Net realized and unrealized gain (loss) on investment transactions	0.06	3.28	2.60	(3.88)	(1.03)

Total from investment operations	0.14	3.39	2.69	(3.79)	(0.91)

Less distributions:
Net investment income	—	—	—	(0.11)	(0.12)
Net realized gains	—	—	—	(0.18)	(2.60)

Total distributions	—	—	—	(0.29)	(2.72)

Net asset value, end of period	$16.21	$16.07	$12.68	$9.99	$14.07

Total return [2]	0.87%	26.74%	26.93%	(27.15% )	(5.30% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$159,365	$163,354	$132,952	$109,336	$170,004

Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.14%

Ratio of total expenses to average net assets	1.15%	1.15%	1.17%	1.15%	1.14%

Ratio of net investment income (loss) to average net assets	0.51%	0.80%	0.86%	0.66%	0.64%

Portfolio turnover rate	47%	49%	60%	66%	67%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,			For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	(0.58)	2.22	1.75	(3.04)

Total from investment operations	(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—	—	—	(0.04)

Total distributions	—	—	—	(0.04)

Net asset value, end of period	$10.58	$11.08	$8.78	$6.96

Total return [2]	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	18%	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

139

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	(1.51)	0.48	1.85		(2.90)

Total from investment operations	(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—	—	—	(a)	(0.03)

Total distributions	—	—	—		(0.03)

Net asset value, end of period	$8.59	$9.83	$9.15		$7.12

Total return [2]	(12.61% )	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	1%	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$17.55	$15.80	$13.12	$24.09	$24.27

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.29	0.26	0.25	0.31
Net realized and unrealized gain (loss) on investment transactions	(0.19)	1.46	2.58	(10.01)	4.33

Total from investment operations	0.16	1.75	2.84	(9.76)	4.64

Less distributions:
Net investment income	—	—	(0.16)	(0.43)	(0.15)
Net realized gains	—	—	—	(0.78)	(4.67)

Total distributions	—	—	(0.16)	(1.21)	(4.82)

Net asset value, end of period	$17.71	$17.55	$15.80	$13.12	$24.09

Total return [2]	0.91%	11.08%	21.74%	(41.28% )	20.05%
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$309,920	$320,108	$270,907	$213,117	$381,328

Ratio of net expenses to average net assets	1.20%	1.24%	1.27%	1.27%	1.16%

Ratio of total expenses to average net assets	1.20%	1.24%	1.27%	1.27%	1.18%

Ratio of net investment income (loss) to average net assets	1.95%	1.77%	1.89%	1.33%	1.14%

Portfolio turnover rate	30%	34%	48%	108%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

140

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Year Ended December 31,				For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]	2009 [1]
Net asset value, beginning of period	$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	(2.25)	1.88	3.90		(3.99)

Total from investment operations	(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—	—	—	(a)	(0.02)

Total distributions	—	—	—		(0.02)

Net asset value, end of period	$9.64	$11.82	$9.92		$5.99

Total return [2]	(18.44% )	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	60%	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Year Ended December 31,
	2011 [1,3]	2010 [1]	2009 [1]	2008 [1]	2007
Net asset value, beginning of period	$10.80	$8.63	$6.82	$12.00	$18.10

Income (loss) from investment operations:
Net investment income (loss)	0.12	0.12	0.19	0.25	0.30
Net realized and unrealized gain (loss) on investment transactions	0.64	2.05	1.62	(5.02)	(3.49)

Total from investment operations	0.76	2.17	1.81	(4.77)	(3.19)

Less distributions:
Net investment income	—	—	—	(0.25)	(0.33)
Return of capital	—	—	—	(0.16)	(0.16)
Net realized gains	—	—	—	—	(2.42)

Total distributions	—	—	—	(0.41)	(2.91)

Net asset value, end of period	$11.56	$10.80	$8.63	$6.82	$12.00

Total return [2]	7.04%	25.14%	26.54%	(39.38% )	(17.87% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,346	$68,420	$50,107	$33,240	$53,684

Ratio of total expenses to average net assets	1.00%	1.01%	1.03%	1.02%	0.99%

Ratio of net investment income (loss) to average net assets	1.09%	1.26%	2.93%	2.30%	1.37%

Portfolio turnover rate	144%	180%	163%	86%	85%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

141

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	(0.35)	1.46		2.02		(3.21)

Total from investment operations	(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—	—		—		(0.10)
Net realized gains	—	—		—	(a)	(0.01)

Total distributions	—	—		—		(0.11)

Net asset value, end of period	$10.01	$10.39		$8.96		$6.95

Total return [2]	(3.66% )	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [3]	0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	29%	28%		39%		21%	#

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]	2010 [1]		2009 [1]
Net asset value, beginning of period	$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	(0.16)	1.44		2.09		(2.65)

Total from investment operations	(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—	—		—		(0.15)
Net realized gains	—	—		—	(a)	—	(a)

Total distributions	—	—		—		(0.15)

Net asset value, end of period	$10.93	$11.13		$9.72		$7.64

Total return [2]	(1.80% )	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [3]	0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	30%	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

142

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	0.10		1.20		1.64		(2.34)

Total from investment operations	0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		(0.19)
Net realized gains	—		—		—	(a)	—	(a)

Total distributions	—		—		—		(0.19)

Net asset value, end of period	$10.80		$10.73		$9.56		$7.93

Total return [2]	0.65%		12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [3]	0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	26%		22%		30%		23%	#

*   Annualized

#   Non-annualized

[1]     The average shares outstanding method has been applied for per share information.

[2]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]     The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Year Ended December 31,						For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.33		0.95		1.35		(1.74)

Total from investment operations	0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—	(a)	(0.24)
Net realized gains	—		—		—		(0.02)

Total distributions	—		—		—		(0.26)

Net asset value, end of period	$10.96		$10.67		$9.75		$8.40

Total return [2]	2.72%		9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [3]	0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	30%		35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

143

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Year Ended December 31,					For the period August 25, 2008 through December 31, 2008 [1]
	2011 [1]		2010 [1]		2009 [1]
Net asset value, beginning of period	$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.46		0.73		0.97	(1.17)

Total from investment operations	0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		— (a)	(0.28)
Net realized gains	—		—		(0.01)	—

Total distributions	—		—		(0.01)	(0.28)

Net asset value, end of period	$11.13		$10.71		$10.01	$9.05

Total return [2]	3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [3]	0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [3]	0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	39%		46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

144

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOF”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Penn Series FOF are the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

Security Valuation:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities may be valued by recognized independent third-party pricing agents, employing methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to, trading for a security has been halted or suspended, a security has been de-listed from a national exchange, or trading on a security’s primary market is temporarily closed at a time when under normal conditions it would be open. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded.

Certain events may occur between the time that foreign markets close, on which securities held by the Funds principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent

145

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Notes to Financial Statements — December 31, 2011

third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The valuations obtained may not necessarily be the price that would be obtained upon sale of these securities.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ net assets as of December 31, 2011 is included with each Fund’s Schedule of Investments.

For the year ended December 31, 2011, there have been no significant changes to the Funds’ fair value methodologies.

New Accounting Pronouncements — In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is evaluating the implications of ASU 2011-04 and its impact on the Financial Statements has not been determined.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Bank Loans — Certain Funds invests in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Funds invest in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Funds having contractual relationships only

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with the Lender, not with the sovereign borrower. The Funds have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Funds will not benefit directly from any collateral supporting the Loan in which they have purchased the Participation. As a result, the Funds assume the credit risk of both the borrower and the Lender that is selling the Participation.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2011 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2011, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

Independence Capital Management, Inc. (“ICMI”), a wholly owned subsidiary of The Penn Mutual Life Insurance Company, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Turner Investments, L.P.
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	OppenheimerFunds, Inc.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investments, L.P.

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Fund	Sub-adviser
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	Lord, Abbett & Co. LLC
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Allianz Global Investors Capital
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of each Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays the sub-advisers, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of each Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, The Bank of New York Mellon Asset Servicing, Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of each Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity, Emerging Markets Equity, Developed International Index and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of each such portfolio’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. Each international fund’s minimum annual fee is $48,000. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

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Custodial Services

Effective July 18, 2011, The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.01%. The Bank of New York Mellon, Inc. serves as foreign sub-custodian for Penn Series. There is a separate custody fee schedule for foreign securities. Prior to July 18, 2011, PFPC Trust served as custodian and JPMorgan Chase served as sub-custodian for Penn Series.

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by its investment adviser and sub-advisers under their respective investment advisory agreements and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation*	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation*	0.33%
Index 500	0.40%	Moderate Allocation*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.33%
Mid Cap Value	1.00%	Conservative Allocation*	0.33%
Mid Core Value	1.25%

*For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the fiscal year have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction shall be recaptured by ICMI and Penn Mutual and shall be payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month.

Penn Mutual and ICMI may recover any administrative fees or advisory fees that were waived in the preceding three fiscal years as long as it would not cause the Fund to exceed its expense limitation.

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Notes to Financial Statements — December 31, 2011

As of December 31, 2011, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below:

	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014
Money Market Fund	$3,272	$721	$128,050
Index 500 Fund	52,491	26,437	17,875
Mid Cap Growth Fund	16,713	2,541	1,149
Balanced Fund	39,583	36,499	33,707

During the year ended December 31, 2011, the following Funds recaptured administrative and corporate services fees paid to Penn Mutual and are included in other expenses on the statement of operations:

Large Cap Growth Fund	$13,472
Mid Cap Growth Fund	9,958

As of December 31, 2011, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below:

	Various Months Ending December 31, 2012	Various Months Ending December 31, 2013	Various Months Ending December 31, 2014
Money Market Fund	$87,849	$234,908	$272,008
Large Core Growth Fund	239,184	173,522	—
Large Core Value Fund	261,282	206,004	—
SMID Cap Growth Fund	44,102	36,023	20,314
SMID Cap Value Fund	44,109	47,247	48,883
Small Cap Value Fund	9,329	6,002	4,624
Small Cap Index Fund	192,617	157,501	97,702
Developed International Index Fund	345,131	282,565	257,004
Emerging Markets Equity Fund	459,043	448,789	115,934
Aggressive Allocation Fund	11,429	13,439	12,299
Moderately Conservative Allocation Fund	6,823	3,741	499
Conservative Allocation Fund	8,824	8,080	4,176

During the year ended December 31, 2011, the following Funds recaptured advisory fees paid to ICMI and are included in other expenses on the statement of operations:

Small Cap Value Fund	$11,620
Moderately Aggressive Allocation Fund	5,295
Moderately Conservative Allocation Fund	2,815

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Total fees of $244,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2011. Other than Penn Series’ Chief Compliance Officer, no person received compensation from Penn

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Series who is an officer, interested director, or employee of Penn Series, the investment adviser, sub-advisers, administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2011 are as follows:

Money Market Fund	$5,630,898
Quality Bond Fund	8,775,756
High Yield Bond Fund	3,943,031
Flexibly Managed Fund	39,735,096
Large Growth Stock Fund	30,739,374
Index 500 Fund	17,977,177
Mid Cap Growth Fund	4,635,844
Mid Core Value Fund	3,269,271
SMID Cap Growth Fund	4,102,369
SMID Cap Value Fund	4,007,636
Small Cap Growth Fund	3,660,100
Small Cap Value Fund	6,253,810
International Equity Fund	19,187,790
Large Core Value	28,178,684
Emerging Markets Equity	3,822,711
Small Cap Index Fund	2,879,198
Developed International Index	2,895,663

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2011 were as follows:

Large Growth Stock Fund	$112
Mid Core Value Fund	40
Small Cap Value Fund	5,036
Emerging Markets Equity Fund	2,499

5 — PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2011, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$60,486,711	$34,093,853	$19,126,770	$37,819,490
Quality Bond Fund	111,508,990	110,651,439	66,232,253	81,657,879
High Yield Bond Fund	—	—	88,947,840	76,276,239
Flexibly Managed Fund	—	—	1,251,248,495	1,215,819,477
Balanced Fund	—	—	10,881,809	13,163,265
Large Growth Stock Fund	—	—	60,889,457	59,337,204
Large Cap Growth Fund	—	—	58,659,593	53,314,400
Large Core Growth Fund	—	—	133,869,305	152,041,258
Large Cap Value Fund	—	—	147,743,422	144,144,246
Large Core Value Fund	—	—	74,290,388	81,766,446
Index 500 Fund	—	—	11,873,078	11,804,869

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	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Mid Cap Growth Fund	$—	$—	$120,452,920	$122,944,682
Mid Cap Value Fund	—	—	114,104,183	128,315,189
Mid Core Value Fund	—	—	34,458,984	27,620,670
SMID Cap Growth Fund	—	—	42,015,965	40,462,427
SMID Cap Value Fund	—	—	26,345,065	20,084,984
Small Cap Growth Fund	—	—	108,895,643	109,625,081
Small Cap Value Fund	—	—	74,136,249	78,640,344
Small Cap Index Fund	—	—	10,751,587	4,891,602
Developed International Index Fund	—	—	17,594,134	796,005
International Equity Fund	—	—	96,727,112	102,763,024
Emerging Markets Equity Fund	—	—	86,284,741	77,747,975
Real Estate Securities Fund	—	—	107,270,905	105,353,026
Aggressive Allocation Fund	—	—	12,494,895	7,968,292
Moderately Aggressive Allocation Fund	—	—	57,698,620	39,441,620
Moderate Allocation Fund	—	—	77,756,801	55,316,809
Moderately Conservative Allocation Fund	—	—	37,779,365	23,885,474
Conservative Allocation Fund	—	—	35,830,626	20,649,734

6 — FEES PAID INDIRECTLY

Certain sub-advisers have directed portfolio trades to a broker designated by Penn Series, consistent with their obligation to seek best execution. A portion of the commissions directed to that broker are refunded to Penn Series to pay certain expenses of the Funds. The commissions used to pay expenses of the Funds for the year ended December 31, 2011 were as follows:

Flexibly Managed Fund	$7,341
Large Growth Stock Fund	106
Large Cap Growth Fund	13,254
Large Core Growth Fund	16,580
Mid Cap Growth Fund	962
Mid Cap Value Fund	4,131
Mid Core Value Fund	707
SMID Cap Growth Fund	1,312
SMID Cap Value Fund	1,427
Small Cap Growth Fund	14,248
Real Estate Securities Fund	809

The commission recapture agreement was terminated effective July 31, 2011.

7 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2011, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

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Notes to Financial Statements — December 31, 2011

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (‘pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a Regulated Investment Company (“RIC”) may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2011, primarily attributable to consent dividends, interest accruals on the disposition of securities in default, income recognized from pass-through entities, the disallowance of net operating losses, the expiration of capital loss carryforwards, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses, reclassification of dividends received to return of capital, and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Money Market Fund	—	$(998)	$998
Limited Maturity Bond Fund	$(1,826,135)	(332,969)	2,159,104
Quality Bond Fund	(11,495,631)	(4,798,239)	16,293,870
High Yield Bond Fund	(10,344,952)	(176,492)	10,521,444
Flexibly Managed Fund	(26,042,063)	(22,866,810)	48,908,873
Balanced Fund	118,179	174,227	(292,406)
Large Growth Stock Fund	339,329	2,806,333	(3,145,662)
Large Cap Growth Fund	89,617	—	(89,617)
Large Core Growth	123,224	—	(123,224)
Large Cap Value Fund	(2,125,137)	26,838	2,098,299
Large Core Value Fund	(2,256,740)	—	2,256,740
Index 500 Fund	(4,531,215)	—	4,531,215
Mid Cap Growth Fund	470,247	(2,932,829)	2,462,582
Mid Cap Value Fund	(772,569)	(2,729,015)	3,501,584
Mid Core Value Fund	(152,960)	—	152,960
SMID Cap Growth Fund	200,540	(4,704,270)	4,503,730
SMID Cap Value Fund	(78,242)	(3,042,941)	3,121,183
Small Cap Growth Fund	620,333	(2,064,310)	1,443,977
Small Cap Value Fund	(815,724)	—	815,724

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	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Small Cap Index Fund	$(190,837)	$(1,532,607)	$1,723,444
Developed International Index Fund	(1,659,741)	(936)	1,660,677
International Equity Fund	(5,896,426)	4,651,308	1,245,118
Emerging Markets Equity Fund	(744,555)	557,713	186,842
Real Estate Securities Fund	(801,373)	—	801,373
Aggressive Allocation Fund	89,262	(87,023)	(2,239)
Moderately Aggressive Allocation Fund	428,830	(289,359)	(139,471)
Moderate Allocation Fund	686,767	(2,217,556)	1,530,789
Moderately Conservative Allocation Fund	265,534	(857,824)	592,290
Conservative Allocation Fund	173,485	(380,428)	206,943

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2011 and 2010 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2011	$14,798	—	—	$14,798
2010	16,846	—	—	16,846
Limited Maturity Bond Fund
2011	2,024,945	$134,159	—	2,159,104
2010	2,042,945	183,340	—	2,226,285
Quality Bond Fund
2011	13,101,804	3,192,066	—	16,293,870
2010	11,975,898	1,547,373	—	13,523,271
High Yield Bond Fund
2011	10,521,444	—	—	10,521,444
2010	9,212,561	—	—	9,212,561
Flexibly Managed Fund
2011	$26,051,118	$22,857,755	—	$48,908,873
2010	21,592,077	—	—	21,592,077
Balanced Fund
2011	1,260,675	—	—	1,260,675
2010	1,227,500	—	—	1,227,500
Large Growth Stock Fund
2011	—	—	—	—
2010	—	—	—	—
Large Cap Growth Fund
2011	—	—	—	—
2010	—	—	—	—
Large Core Growth Fund
2011	—	—	—	—
2010	—	—	—	—

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	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Cap Value Fund
2011	$2,098,299	—	—	$2,098,299
2010	1,372,517	—	—	1,372,517
Large Core Value Fund
2011	2,256,740	—	—	2,256,740
2010	2,243,608	—	—	2,243,608
Index 500 Fund
2011	4,531,215	—	—	4,531,215
2010	4,175,516	—	—	4,175,516
Mid Cap Growth Fund
2011	—	$2,928,178	—	2,928,178
2010	—	—	—	—
Mid Cap Value Fund
2011	772,569	2,729,015	—	3,501,584
2010	729,336	—	—	729,336
Mid Core Value Fund
2011	152,960	—	—	152,960
2010	205,289	—	—	205,289
SMID Cap Growth Fund
2011	397,132	4,106,598	—	4,503,730
2010	1,694,840	700,229	—	2,395,069
SMID Cap Value Fund
2011	500,512	2,620,671	—	3,121,183
2010	1,215,070	1,134,943	—	2,350,013
Small Cap Growth Fund
2011	—	2,064,310	—	2,064,310
2010	—	—	—	—
Small Cap Value Fund
2011	815,724	—	—	815,724
2010	1,133,601	—	—	1,133,601
Small Cap Index Fund
2011	482,738	1,240,706	—	1,723,444
2010	591,226	—	—	591,226
Developed International Index Fund
2011	1,660,677	—	—	1,660,677
2010	1,252,982	8,355	—	1,261,337
International Equity Fund
2011	1,245,118	—	—	1,245,118
2010	9,361,023	—	—	9,361,023
Emerging Markets Equity Fund
2011	186,842	—	—	186,842
2010	56,851	—	—	56,851
Real Estate Securities Fund
2011	801,373	—	—	801,373
2010	759,192	—	—	759,192
Aggressive Allocation Fund
2011	198,066	476,564	—	674,630
2010	352,907	82,205	—	435,112

155

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Moderately Aggressive Allocation Fund
2011	$1,471,131	$1,651,478	$—	$3,122,609
2010	2,158,865	351,182	—	2,510,047
Moderate Allocation Fund
2011	3,373,611	3,649,676	—	7,023,287
2010	4,029,335	510,686	—	4,540,021
Moderately Conservative Allocation Fund
2011	1,697,592	1,157,199	—	2,854,791
2010	1,742,540	269,099	—	2,011,639
Conservative Allocation Fund
2011	1,245,830	438,176	—	1,684,006
2010	1,086,356	102,472	—	1,188,828

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Components of distributable earnings:

As of December 31, 2011, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
High Yield Bond Fund	$(7,893,376)	$(7,893,376)
Balanced Fund	(1,032,695)	(1,032,695)
Large Growth Stock Fund	(21,426,799)	(21,426,799)
Large Cap Growth Fund	(3,156,229)	(3,156,229)
Large Core Growth Fund	(31,145,313)	(31,145,313)
Large Cap Value Fund	(25,469,839)	(25,469,839)
Large Core Value Fund	(36,698,562)	(36,698,562)
Index 500 Fund	(17,324,181)	(17,324,181)
Mid Core Value Fund	(6,542,618)	(6,542,618)
Small Cap Value Fund	(6,892,903)	(6,892,903)
Developed International Index Fund	(37,797)	(37,797)
International Equity Fund	(73,685,510)	(73,685,510)
Emerging Markets Equity Fund	(8,458,457)	(8,458,457)
Real Estate Securities Fund	(372,165)	(372,165)

Capital loss carryforwards:

At December 31, 2011, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—	—	$2,802,248	$5,091,128	—	$7,893,376
Balanced Fund	—	—	—	—	1,030,476	$2,219	1,032,695
Large Growth Stock Fund	—	—	—	3,795,667	17,631,132	—	21,426,799
Large Cap Growth Fund	—	—	—	—	3,156,229	—	3,156,229
Large Core Growth Fund	—	—	—	—	31,145,313	—	31,145,313
Large Cap Value Fund	—	—	—	—	25,469,839	—	25,469,839

156

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
Large Core Value Fund	—	—	—	$8,134,825	$28,563,737	—	$36,698,562
Index 500 Fund	$5,029,803	$1,916,180	$187,860	4,110,871	2,801,580	$2,767,741	16,814,035
Mid Core Value Fund	—	—	—	—	6,542,618	—	6,542,618
Small Cap Value Fund	—	—	—	—	6,892,903	—	6,892,903
International Equity Fund	—	—	—	13,376,807	53,636,686	6,672,017	73,685,510
Emerging Markets Equity Fund	—	—	—	—	8,458,457	—	8,458,457
Real Estate Securities Fund	—	—	—	—	372,165	—	372,165

At December 31, 2011, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Index 500 Fund	—	$510,146
Developed International Index Fund	$23,414	14,383

During the year ended December 31, 2011, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$2,703,158
Flexibly Managed Fund	55,332,662
Balanced Fund	721,927
Large Growth Stock Fund	8,139,829
Large Cap Growth Fund	1,654,754
Large Core Growth Fund	8,438,490
Large Cap Value Fund	15,016,348
Large Core Value Fund	1,823,716
Mid Cap Growth Fund	14,366,860
Mid Cap Value Fund	13,388,384
Mid Core Value Fund	4,718,110
Small Cap Growth Fund	7,836,864
Small Cap Value Fund	10,498,926
International Equity Fund	5,778,339
Emerging Markets Equity Fund	2,119,788
Real Estate Securities Fund	7,439,836

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2012:

	Late-Year Ordinary Losses	Post-October Capital Losses
Limited Maturity Bond Fund	—	$249,530
Quality Bond Fund	—	498,354
High Yield Bond Fund	—	479,715
Flexibly Managed Fund	$18,533	1,492,542
Balanced Fund	—	6,149
Large Growth Stock Fund	—	1,231,773
Large Cap Growth Fund	—	20,388
Large Core Growth Fund	—	1,013,457
Large Cap Value Fund	—	2,190,563

157

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Late-Year Ordinary Losses	Post-October Capital Losses
Large Core Value Fund	—	$437,553
Index 500 Fund	—	684,886
Mid Cap Growth Fund	—	1,468,746
Mid Cap Value Fund	—	889,653
Mid Core Value Fund	—	190,733
SMID Cap Value Fund	—	325,283
Small Cap Growth Fund	—	1,039,131
Small Cap Value Fund	—	370,207
Developed International Index Fund	$21,161	406,978
International Equity Fund	1,232,157	699,706
Emerging Markets Equity Fund	22,201	934,661
Real Estate Securities Fund	—	139,367
Aggressive Allocation Fund	—	13,860
Moderate Allocation Fund	—	13,204

Tax cost of securities:

At December 31, 2011, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2011 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$152,964,179	—	—	—
Limited Maturity Bond	172,250,075	$3,461,601	$(309,216)	$3,152,385
Quality Bond Fund	434,430,684	35,016,376	(1,240,849)	33,775,527
High Yield Bond Fund	139,457,215	4,105,359	(4,869,337)	(763,978)
Flexibly Managed Fund	1,531,426,334	181,863,403	(42,073,173)	139,790,230
Balanced Fund	58,015,599	11,162,452	(3,834,439)	7,328,013
Large Growth Stock Fund	141,328,659	42,166,507	(6,253,883)	35,912,624
Large Cap Growth Fund	35,246,987	3,607,420	(1,318,716)	2,288,704
Large Core Growth Fund	84,873,287	19,137,832	(1,982,870)	17,154,962
Large Cap Value Fund	168,517,518	13,938,417	(15,197,187)	(1,258,770)
Large Core Value Fund	124,548,578	21,996,257	(2,830,940)	19,165,317
Index 500 Fund	255,708,161	64,960,860	(50,896,815)	14,064,045
Mid Cap Growth Fund	89,364,656	12,536,991	(3,863,491)	8,673,500
Mid Cap Value Fund	95,830,575	3,090,540	(1,758,393)	1,332,147
Mid Core Value Fund	56,188,890	7,765,695	(2,030,211)	5,735,484
SMID Cap Growth Fund	27,613,759	1,682,459	(1,716,226)	(33,767)
SMID Cap Value Fund	29,446,521	3,600,732	(1,908,833)	1,691,899
Small Cap Growth Fund	82,432,779	8,392,930	(12,063,985)	(3,671,055)
Small Cap Value Fund	141,915,250	25,958,298	(7,809,882)	18,148,416
Small Cap Index Fund	26,671,525	5,932,172	(2,774,119)	3,158,053
Developed International Index Fund	64,036,913	5,244,162	(8,636,853)	(3,392,691)
International Equity Fund	253,728,865	68,402,051	(12,641,595)	55,760,456
Emerging Markets Equity Fund	116,085,693	17,733,673	(13,329,289)	4,404,384
Real Estate Securities Fund	73,059,590	6,149,712	(3,116,119)	3,033,593
Aggressive Allocation Fund	23,738,921	4,830,429	(369,445)	4,460,984
Moderately Aggressive Fund	114,926,799	22,308,318	(2,237,810)	20,070,508

158

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Moderate Allocation Fund	$195,102,588	$31,585,028	$(1,716,553)	$29,868,475
Moderately Conservative Allocation Fund	78,843,847	11,378,064	(921,927)	10,456,137
Conservative Allocation Fund	57,148,464	6,566,297	(531,036)	6,035,261

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

8 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Fund’s investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the year ended December 31, 2011. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2011 were as follows:

Fund	Type	Futures Contract	Expiration Date	Number of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	3/16/2012	66	50	$1,253	$(1,339)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	3/16/2012	8	100	$739	14,264
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	3/16/2012	28	50	$1,409	28,475

159

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of December 31, 2011 are classified as Level 1.

The open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at December 31, 2011 are indicative of the volume of activity during the period.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change is unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and Large Cap Value Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the year ended December 31, 2011 for the Flexibly Managed and Large Cap Value Funds were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2010	39,474	$7,528,779
Options written	105,489	19,496,030
Options repurchased	(68,548)	(14,302,315)
Options expired	(2,317)	(204,465)
Options exercised	(5,497)	(1,018,874)

Options outstanding at December 31, 2011	68,601	$11,499,155

Large Cap Value Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2010	—	—
Options written	554	$21,782
Options repurchased	(554)	(21,782)
Options expired	—	—
Options exercised	—	—

Options outstanding at December 31, 2011	—	—

The total market value of written options held in the Flexibly Managed Fund as of December 31, 2011 can be found in the Summary of inputs on the Schedule of Investments.

160

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

The options written during the year ended December 31, 2011 for the Flexibly Managed and Large Cap Value Funds are indicative of the volume of activity during the period.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at December 31, 2011 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Euro	Merrill Lynch	03/09/2012	(118,852)	0.77218	$(158,412)	$(153,918)	$4,494
Sell	Euro	Royal Bank of Scotland	03/09/2012	(3,643,000)	0.77218	(4,884,389)	(4,717,843)	166,546
Buy	Pounds Sterling	Pershing	01/09/2012	5,000	0.64398	7,750	7,764	14
Buy	Pounds Sterling	Pershing	01/09/2012	7,000	0.64398	10,875	10,870	(5)
Buy	Pounds Sterling	Pershing	01/09/2012	3,000	0.64398	4,783	4,658	(125)
Buy	Pounds Sterling	Pershing	01/09/2012	5,000	0.64398	7,877	7,764	(113)
Buy	Pounds Sterling	Pershing	01/09/2012	2,000	0.64398	3,130	3,106	(24)
Buy	Pounds Sterling	Pershing	01/09/2012	2,000	0.64398	3,106	3,106	0
Sell	Pounds Sterling	Pershing	01/09/2012	(3,000)	0.64398	(4,672)	(4,658)	14
Sell	Pounds Sterling	Pershing	01/09/2012	(4,000)	0.64398	(6,234)	(6,211)	23
Sell	Pounds Sterling	Pershing	01/09/2012	(5,000)	0.64398	(7,950)	(7,764)	186
Sell	Pounds Sterling	Barclays Capital	01/09/2012	(181,000)	0.64398	(278,959)	(281,066)	(2,107)
Sell	Pounds Sterling	Pershing	01/09/2012	(5,000)	0.64398	(7,858)	(7,764)	94
Sell	Pounds Sterling	Pershing	01/09/2012	(3,000)	0.64398	(4,694)	(4,659)	35
Sell	Pounds Sterling	Pershing	01/09/2012	(5,000)	0.64398	(7,973)	(7,764)	209
Sell	Pounds Sterling	Pershing	01/09/2012	(7,000)	0.64398	(11,281)	(10,870)	411

	Total							$169,652

The total market value of forward foreign currency contracts held in the High Yield Bond Fund as of December 31, 2011 are classified as Level 2.

The open forward currency contracts held by the High Yield Bond Fund at December 31, 2011 are indicative of the volume of activity during the period.

161

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

The following is a summary of the location of derivatives on the Fund’s Statements of Assets and Liabilities as of December 31, 2011:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign exchange contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2011:

	Asset Derivative Value		Liability Derivative Value
Portfolio	Equity contracts	Foreign exchange contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$172,026	—	$2,374
Flexibly Managed Fund	—	—	$8,872,791	—
Large Cap Value Fund	$118,400	—	—	—
Index 500 Fund	—	—	1,339	—
Small Cap Index Fund	14,264	—	—	—
Developed International Index Fund	28,475	—	—	—

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign exchange contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

	Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$(35,570)
Flexibly Managed Fund	$(2,956,300)	—
Large Cap Value Fund	355,149	—
Index 500 Fund	(166,915)	—
Small Cap Index Fund	80,549	—
Developed International Index Fund	(165,972)	—
International Equity Fund	—	(4,653,819)

162

Penn Series Funds, Inc.

Notes to Financial Statements — December 31, 2011

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	—	$168,886
Flexibly Managed Fund	$5,962,832	—
Index 500 Fund	4,903	—
Small Cap Index Fund	16,310	—
Developed International Index Fund	(38,359)	—
International Equity Fund	—	(2,616,714)

* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by fund during the year ended December 31, 2011. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(5,072,587)	—	—	—
Flexibly Managed Fund	—	—	—	$(11,141,025)
Index 500 Fund	—	$3,630,107	—	—
Large Cap Value Fund	—	—	$103,970	(1,108)
Small Cap Index Fund	—	833,168	—	—
Developed International Index Fund	—	2,334,301	—	—
International Equity Fund	(9,463,426)	—	—	—

9 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

10 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

163

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Penn Series Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc. comprising the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund (formerly, the “REIT Fund”), Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, the transfer agent, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Penn Series Funds, Inc. as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 29, 2012

APPENDIX A

PENN SERIES FUNDS, INC.

Proxy Voting Policies and Procedures

All voting securities held in each fund or portfolio (“Fund”) of Penn Series Funds, Inc. (“Penn Series”) shall be voted in the best interest of shareholders of the Fund. In furtherance of this policy, and as provided in the investment advisory agreement between Penn Series and Independence Capital Management, Inc. (“ICMI”) and the investment sub-advisory agreements between ICMI and investment sub-advisers, Penn Series has delegated the authority and responsibility to vote securities held in each Fund to the investment adviser or sub-adviser that manages the investments of the Fund on a day-to-day basis.

A description of the proxy voting policies and procedures that each investment adviser or sub-adviser uses in voting securities held in a Fund of Penn Series accompanies these policies and procedures as appendices. See the following table.

Proxy Voting Policies and Procedures of ICMI and Sub-Advisers

Exhibit	Investment Adviser or Sub-Adviser	Fund
A	Independence Capital Management, Inc.	Money Market Fund
Limited Maturity Bond Fund
Quality Bond Fund
Balanced Fund
Aggressive Allocation Fund
Moderately Aggressive
Allocation Fund
Moderate Allocation Fund
Moderately Conservative
Allocation Fund
Conservative Allocation Fund
B	Lord, Abbett & Co. LLC	Mid Core Value Fund
C	Wells Capital Management Incorporated	Large Core Growth Fund
SMID Cap Growth Fund
D	Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund
E	Allianz Global Investments Capital LLC	Small Cap Growth Fund
F	Neuberger Berman Management LLC	Mid Cap Value Fund
G	AllianceBernstein L.P.	SMID Cap Value Fund
H	SSgA Funds Management, Inc.	Small Cap Index Fund
Developed International Index
Fund
I	Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
J	Goldman Sachs Asset Management L.P.	Small Cap Value Fund
K	OppenheimerFunds, Inc.	Large Cap Value Fund
L	Vontobel Asset Management, Inc.	International Equity Fund
M	T. Rowe Price Associates, Inc.	High Yield Bond Fund
Flexibly Managed Fund
Large Growth Stock Fund
N	Turner Investments, L.P.	Mid Cap Growth Fund
Large Cap Growth Fund
O	Eaton Vance Management	Large Core Value Fund

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain a description of these Proxy Voting Policies and Procedures and a description of the Proxy Voting Policies and Procedures of the investment adviser or sub-adviser to the Fund that is responsible for voting the securities of the Fund, free of charge, by calling (800) 523-0650, or by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com, clicking on the Investment Options and Performance Tab at the top of the page and, under Related Information, clicking on the Penn Series Proxy Voting tab and you will be directed to the proxy voting policies as well as each Fund’s proxy voting record. Descriptions requested by telephone will be sent to the variable annuity contract or variable life insurance policy owner by first-class mail within three days of receipt of the request.

Variable annuity contract and variable life insurance policy owners that participate in the investment results of a Fund may obtain the voting record of the Fund for the most recent twelve-month period ended June 30, free of charge, by visiting the website of The Penn Mutual Life Insurance Company at www.pennmutual.com and following the instructions noted above. The voting record will be made available on the website of The Penn Mutual Life Insurance Company as soon as reasonably practicable after the information is filed by Penn Series with the SEC on SEC Form N-PX. The voting record will also be available on the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

EXHIBIT A

INDEPENDENCE CAPITAL MANAGEMENT, INC.

Proxy Voting

A public company’s shareholders typically have with the right to vote on various corporate issues. Clients typically delegate to an Adviser the authority to vote proxies for shares they own. Under the Investment Advisers Act of 1940, the Adviser has a duty of care and loyalty with respect to all services undertaken for clients, including proxy voting.

Rule 206(4)-6 under the Advisers Act requires that an Adviser must vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Adviser to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes proxies in the best interest of its clients, and (ii) to disclose the clients how they may obtain information on how the Adviser voted. In addition, Rule 204-2 requires the Adviser to keep records of proxy voting and client requests for information.

ICMI has adopted related procedures to address proxy voting. On an annual basis, the procedures may be updated to reflect any changes by the Adviser or by the Service Provider. See below for the related Procedures.

Proxy Voting Procedures

ICMI provides day-to-day investment management services to clients, which may include the voting of securities held in their accounts. The following procedures are reasonably designed to ensure that ICMI votes securities held in those client accounts in the best interest of the client. ICMI has retained an independent firm, ISS, an MSCI Brand, (Service Provider) to assist it in voting the securities. The Service Provider specializes in providing proxy advisory and voting services. These services include in-depth research, analysis, voting recommendations, as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance. The U.S. Proxy Voting Concise Guidelines of the Service Provider are attached to these Procedures as an Exhibit.

ICMI portfolio managers, who are responsible for purchasing and selling securities for client accounts, along with the Compliance Officer, oversee the Service Provider in the voting of proxies held in client accounts.

Securities generally will be voted in accordance with the guidelines set forth by the Service Provider, published on the website of the Service Provider, with respect to proxies of affiliated mutual funds, and as ICMI may otherwise determine in the exercise of its fiduciary duty to its clients. Except with respect to proxies of affiliated mutual funds, the appropriate portfolio manager will review all voting recommendations made by the Service Provider with respect to securities for which ICMI has voting authority, including recommendations on voting for or against proposals described in the guidelines. If the portfolio manager determines that it is in the interest of a client account to vote securities differently than the recommendation made by the Service Provider, the portfolio manager will fully document the reasons for voting the securities differently in a memorandum to the Compliance Officer. Upon receipt of the memorandum, the Compliance Officer or his/her delegate will direct the Service Provider to vote the securities in accordance with the determination made by the portfolio manager.

In providing proxy advisory and voting services to ICMI, the Service Provider observes policies and procedures that address potential conflicts between the interests of ICMI client accounts and the interests of the Service Provider and its affiliates. ICMI relies, to a large extent, on the independence of the Service Provider, and the policies, procedures and practices it has in place, to avoid voting on any proposal that may be inappropriate because of conflict of interest. In addition, ICMI portfolio managers and the Compliance Officer monitor the voting of securities that may present a conflict between the interests of a client and the interest of ICMI and its affiliates. The portfolio managers and the Compliance Officer are sensitized to the fact that any business or other relationship between ICMI (or any of its affiliates) and a company whose securities are to be voted could improperly influence a manager’s determination to vote the securities differently than recommended by the Service Provider. Except with respect to proxies of affiliated mutual funds, any potential conflict of interest identified by a portfolio manager is immediately referred to the Compliance Officer for immediate resolution.

With respect to proxies of an affiliated fund, such as the portfolios of the Penn Series Funds, Inc., ICMI will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., “echo vote”), unless otherwise required by law. ICMI, acting on its own behalf or acting through the Service Provider, will provide a description of its proxy voting policies and procedures to its clients, and will inform its clients as to how they may obtain information on how ICMI voted their securities. Further, ICMI, acting on its own behalf or acting through the Service Provider, will retain for a period of not less than six years its (i) proxy voting policies and procedures, (ii) proxy statements that ICMI receives regarding client securities, (iii) records of votes casts on behalf of clients, (iv) any document prepared on behalf of ICMI that was material to making the determination of how to vote securities and (v) a copy of each written request for proxy voting information, and a copy of any written response made by or on behalf of ICMI to any request (oral or written) for proxy voting information.

Exhibit

2012 U.S. Proxy Voting Concise Guidelines

December 20, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

www.issgovernance.com

2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at

http://www.issgovernance.com/files/2012USSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees>audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability
2.	Board Responsiveness
3.	Director Independence
4.	Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-2

Problematic Takeover Defenses:

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder- approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders–i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

2A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-3

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the ,company’s efforts determining efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

•	The company’s response, including:

¡	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

¡	Specific actions taken to address the issues that contributed to the low level of support;

¡	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company’s ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-4

1.19.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	The board failed to act on takeover offers where the majority of shares are tendered;

2.4.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company’s ownership structure and vote results;

•	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year’s support level on the company’s say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-5

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and

•	Proposal-specific factors, including:

¡	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

¡	The maximum proportion of directors that shareholders may nominate each year; and

¡	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-6

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

•	Whether the company has the following good governance features:

¡	An annually elected board;

¡	A majority vote standard in uncontested director elections; and

¡	The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-7

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

¡	The company’s use of authorized shares during the last three years

•	The Current Request:

¡	Disclosure in the proxy statement of the specific purposes of the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

¡

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

3 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-8

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

¡	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

¡	Disclosure in the proxy statement of the specific purposes for the proposed increase;

¡	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

¡

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

¡	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:

¡	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

¡	The new class of shares will be transitory;

•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE – BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also

ISS’ 2012 U.S. Proxy Voting Concise Guidelines	A-9

signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principal addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•

There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

•	A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

¡	Magnitude of pay misalignment;

¡	Contribution of non-performance-based equity grants to overall pay; and

¡	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.	Peer Group[4] Alignment:

•	The degree of alignment between the company’s TSR rank and the CEO’s total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following

[4]	The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

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qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The ratio of performance-based compensation to overall compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company’s peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

¡	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

¡	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

¡	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

¡	The company’s response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

¡	Whether the issues raised are recurring or isolated;

¡	The company’s ownership structure; and

¡	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

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•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits repricing;

•	A pay-for-performance misalignment is found;

•	The company’s three year burn rate exceeds the burn rate cap of its industry group;

•	The plan has a liberal change-of-control definition; or

•	The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;

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•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities. However, the following will be considered:

•

The company’s current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

•	The company’s current disclosure of relevant policies and oversight mechanisms;

•	Recent significant controversies, fines, or litigation related to the company’s public policy activities; and

•	The impact that the policy issues may have on the company’s business operations.

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Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

•	The company’s current level of disclosure of relevant policies and oversight mechanisms;

•	The company’s current level of such disclosure relative to its industry peers;

•	Potential relevant local, state, or national regulatory developments; and

•	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Exhibit B

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.1 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•

In cases where we deem any client’s position in a company to be material,[2] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

[1]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.
[2]

We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee3 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.	Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies

[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.	Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.	Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.	Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.	Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.	General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.	Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.	Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.	Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.	Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.	Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.	Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.	Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.	Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.	Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.	Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.	Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.	Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.	Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.	Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.	Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.	Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.	Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.	Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.	Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.	Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.	Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.	Reimbursing proxy solicitation expenses – Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.	Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.	Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.	Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

Exhibit C

Wells Capital Management

Policies and Procedures

Subject: Proxy Voting Policies and Procedures	Date Issued: March 2009
Date Last Revised: December 2007

Compliance Liaison: Mai Shiver/Margie D’Almeida	Business Administrator: Jennifer Vraney

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy and Procedures (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1.	Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.

3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4.	Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis;

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•	Annual analysis and rationale for guideline amendments.

Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the RiskMetrics’ Proxy Voting Guidelines, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, RiskMetrics will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.

Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

5. Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to RiskMetrics to vote in conformance with RiskMetrics’ voting guidelines to avoid any regulatory violations.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

•	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

Exhibit D

October 1, 2011

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (“MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services – ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies – Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.	We generally support the following:

•

Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•

Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•

Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee . In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Exhibit E

Allianz Global Investors Capital

Proxy Voting Policy and Procedures

General Policy

Rule 206(4)-6 under the Advisers Act of 1940 requires AGI Capital to adopt and implement policies and procedures that are reasonably designed to ensure that it votes client and fund securities in the best interests of clients and fund investors and addresses how conflicts of interest are handled. AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital makes voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AGI Capital is only relieved of the duty to vote proxies in such cases when the client investment advisory agreement or another operative document clearly reserves or assigns proxy voting authority and related duties to recall securities on loan to the client or to a third party, or when circumstances beyond its control prevent it from voting proxies.

I.	Proxy Voting Guidelines

A. Proxy Guidelines. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. The Proxy Guidelines address routine as well as significant matters commonly encountered. However, because the Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue (including, without limitation, foreign laws and practices that may apply to a proxy), some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) prior to voting and may result in a vote being cast that will deviate from the Proxy Guidelines. In such cases, the proxy voting procedures established by the Proxy Committee for such situations (and described below) will be followed.

B. Client Instructions to Vote in a Particular Manner. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. AGI Capital shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

C. Cost-Benefit Analysis Involving Voting Proxies. AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Given the outcome of the cost-benefit analysis, the AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, the AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities out on loan, contractual arrangements with clients and/or their authorized delegate, and the timing of receipt of proxies. For example, AGI Capital may refrain from voting a proxy of a foreign issue due to logistical considerations that may impair AGI Capital’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

D. Share Blocking. AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

E. Securities on Loan. Registered investment companies (“client”) that are advised or sub-advised by AGI Capital as well as certain other advisory clients4 may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. AGI Capital will request that clients notify AGI Capital in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

A Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action that may impact the market value of the security. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. AGI Capital may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely identify material events and advise recall of shares for proxy voting purposes is not within the control of AGI Capital and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, clients are advised that efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

F. Case-by-Case Proxy Determinations. With respect to a proxy ballot that requires a case-by-case voting determination where AGI Capital has not instructed the Proxy Provider (as defined below) how to vote the proxy prior to the proxy voting deadline, AGI Capital has directed the Proxy Provider to vote in accordance with the Proxy Provider’s Policy.

II.	Outsourcing the Proxy Voting Process

AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance

[4]	Section E to the Proxy Policy and Procedures specific only to registered investment companies.

with the Proxy Guidelines as well as assisting in research and the administrative process. The services provided to AGI Capital offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

III.	Proxy Committee

AGI Capital has also established a Proxy Committee that oversees the proxy voting process and implements the voting process in accordance with these Proxy Voting Policy and Procedures. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that could potentially affect how it votes its clients’ proxies. For example, AGI Capital may manage a pension plan whose management is sponsoring a proxy proposal relating to a security held in another client’s account. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee developed a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues.

The Proxy Committee will also perform the following duties:

1.	Establish AGI Capital’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties;

2.	Approve and monitor the outsourcing of voting obligations to the Proxy Provider;

3.	Develop a process for resolution of voting issues that require a case-by-case analysis (either because the Proxy Guidelines require a case-by-case analysis or the Proxy Guidelines do not specify a vote for a particular proxy issue) or involve a potential conflict of interest (in consultation with the relevant portfolio manager and/or analyst when appropriate), monitor such process and ensure that the resolutions of such issues are properly documented;

4.	Monitor proxy voting (or the failure to vote) based on AGI Capital’s instructions or recommendations to (i) abstain from a vote, (ii) vote contrary to its Proxy Guidelines or (iii) take voting action based on AGI Capital’s interpretation of a Proxy Guideline, and ensure that the reasons for such actions are properly documented;

5.	Oversee the maintenance of records regarding proxy voting decisions in accordance with the standards set forth by this policy and applicable law; and

6.	Review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services and update or revise as necessary.

IV.	Proxy Voting – Conflicts of Interest

The Proxy Committee has determined that if a particular proxy vote is specified by the Proxy Guidelines and AGI Capital, in fact, votes in accordance with the Proxy Guidelines, a potential conflict of interest does not arise. In all other cases, proxy proposals will be reviewed for potential conflicts of interest and will be monitored to ensure the sufficiency of documentation supporting the reasons for such proxy vote. If a potential conflict of interest is identified, the Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

V.	Investment Management Personnel Responsibilities

AGI Capital has assigned responsibility to its CIO for the review of the Proxy Guidelines on an annual basis to ensure that the guidelines are consistent with AGI Capital’s position on various corporate governance issues and corporate actions and to make any amendments as necessary. AGI will communicate promptly all amendments to the Proxy Guidelines to the Proxy Provider by.

In addition, the following types of “case-by-case” proxy proposals are required to be reviewed by a CIO or the appropriate portfolio manager and/or analyst (subject to the conflicts of interests procedures established by the Proxy Committee):

1.	Proxy proposals which are not currently covered by the Proxy Guidelines and are referred back to AGI Capital as case-by-case;

2.	Bundled proxy proposals which require a single vote and are referred back to AGI Capital as case-by-case; and

3.	Proxy proposals where the Proxy Provider does not have sufficient information to evaluate the proposal and are referred back to AGI Capital as case-by-case.

VI.	Disclosure of Proxy Voting Policies and Procedures

AGI Capital provides clients with a copy of the Proxy Voting Policy and Procedures upon request. In addition, it discloses a summary of this policy in Part II of AGI Capital’s Form ADV which it provides to clients at or prior to entering into an investment advisory agreement with a client and also offers to existing clients on an annual basis.

VII.	Providing Clients Access to Voting Records

Generally, clients of AGI Capital have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective accounts. Proxy voting reports for clients who request such voting records are typically prepared by the Proxy Provider on a quarterly basis and sent to the client by AGI Capital’s applicable client service representative. Shareholders and unit-holders of commingled funds advised or sub-advised by AGI Capital shall have access to voting records pursuant to the governing documents of the commingled fund.

Proxy voting actions are confidential and may not be disclosed to third parties except as may be required by law, requested by regulators or explicitly authorized by the applicable client.

VIII. Maintenance	of Proxy Voting Records

Rule 204-2 under the Advisers Act of 1940 requires AGI Capital to maintain specified records with respect to those clients. AGI Capital must maintain the following records relating to proxy voting:

1.	Copies of AGI Capital’s Proxy Voting Policies, Procedures and Guidelines;

2.	Copies or records of each proxy statement received with respect to clients’ securities for whom AGI Capital exercises voting authority;

3.	A record of each vote cast on behalf of a client as well as certain records pertaining to AGI Capital’s decision on the vote;

4.	A copy of any document created by AGI Capital that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

5.	A copy of each written client request for information on how AGI Capital voted proxies on behalf of the client, and a copy of any written response by AGI Capital to any client request for information (either written or oral) on how AGI Capital voted proxies on behalf of the requesting client.

AGI Capital keeps records for a period of at least six years following the date that the vote was cast. AGI Capital may maintain the records electronically. AGI Capital may also rely on the Proxy Provider to maintain proxy statements and records of proxy votes on AGI Capital’s behalf. As such, the Proxy Provider must provide a copy of the records promptly upon request.

Exhibit F

Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Exhibit G

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. Our Statement of Policy Regarding Responsible Investment (“RI Policy”) is attached to this Statement as an Exhibit.

We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our proxy committees may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer’s past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that have received governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	ESG

We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company’s long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company’s long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern in considering these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees (“Proxy Committees”) to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These Proxy Committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the appropriate Proxy Committee will evaluate the proposal. In addition, the Proxy Committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the Proxy Committees include senior investment personnel and representatives of the Legal and Compliance Department.

Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committees making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committees always vote proxies with the goal of maximizing the value of the securities in client portfolios.

It is the responsibility of the Proxy Committees to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed below), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committees meet as necessary to address special situations.

3.2.	Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committees may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committees may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company’s management to discuss the relevant issues.

Our engagement with companies and interest groups continues to expand as we have had more such meetings in the past few years.

3.3.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committees takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.4.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein’s voting instructions.

3.5.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.6.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

[ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

Exhibit

Statement of Policy Regarding

Responsible Investment

Principles for Responsible Investment,

ESG, and Socially Responsible Investment

1. Introduction

AllianceBernstein L.P. (“AllianceBernstein” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes.

AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee

Our firm’s RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by John Phillips, a Senior Portfolio Manager in Value Equities and the Chairman of the Proxy Voting Committee for Bernstein.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York

Alex Chaloff: SVP-Private Client, Los Angeles

Steve Cheetham: SVP-Value, London

James Crawford: SVP-Value, Australia

Dan Ennis: VP-Executive Admin, New York

Kathy Fisher: SVP-Private Client, New York

Linda Giuliano: SVP-Equities, New York

David Lesser: VP-Legal, New York

Jason Ley: SVP-Growth, Chicago

Mark Manley: SVP-Legal, New York

Takuji Oya: VP-Growth, Japan

John Phillips: SVP-Value, New York

Guy Prochilo: SVP-Institutional Investments, New York

Liz Smith: SVP-Institutional Investments, New York

Chris Toub: SVP-Equities, New York

Willem Van Gijzen: VP-Institutional Investments, Netherlands

Exhibit H

State Street Global Advisors

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make proxy voting decisions in the manner we believe will most likely protect and promote the long-term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to this FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the FM Corporate Governance Team. FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV; 2) provides the client with this written proxy policy, upon request; 3) discloses to its clients how they may obtain information on how FM voted the client’s proxies; 4) matches proxies received with holdings as of record date; 5) reconciles holdings as of record date and rectifies any discrepancies; 6) generally applies its proxy voting policy consistently and keeps records of votes for each client; 7) documents the reason(s) for voting for all non-routine items; and 8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The FM Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the FM Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on FM discretionary portfolios. In addition, the FM Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating FM positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields. RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal. To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed. This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not its own governance opinions. If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting. On issues that we do not believe affect the monetary value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG for RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters. The FM Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy. The FM Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

From time to time, proxy votes will be solicited, which fall into one of the following categories:

(i) proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii) proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The FM Corporate Governance Team identifies these proxies using a number of methods, including but not limited to, in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by FM Corporate Governance Team analysts, and questions from consultants. The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources. If they raise issues that we determine to be material before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision. In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients. As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings. With respect to matters that are not quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.

In instances of significant circumstances or issues not directly addressed by our policies or guidance to RMG, the issue is referred to the FM Global Proxy Review Committee (“FM PRC”) for a determination of the proxy vote. In making the determination whether to refer a proxy vote to the FM PRC, the FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”). If the Manager of FM’s Corporate Governance Team determines that there is a material conflict, the process detailed below under “Potential Conflicts” is followed. If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities). The FM PRC may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the SSgA Investment Committee for a final decision on voting the proxy. The SSgA Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers consistent with these guidelines; however, FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes to the extent that local market practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote that have little or no effect on shareholder value, but are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow local market practice. FM votes in all markets where it is feasible; however, FM may refrain from voting meetings where voting will have a material impact on our ability to trade the security or where issuer-specific special documentation is required. FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Proxy Voting Guidelines

For most issues and in most circumstances, we abide by the following general guidelines. However, it is important to remember that these are simply guidelines. As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I. Generally, FM votes for the following ballot items:

Board of Directors

•

Elections of directors in an uncontested election who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by FM), or whether the nominee receives non-board related compensation from the issuer

•

Directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making such a determination, we review whether the compensation is overly dilutive to existing shareholders

•

Proposals to limit directors’ liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern

•

The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors (e.g., 80% or more), including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the board of directors

•	Mandates that audit, compensation and nominating committee members should all be independent directors

•	Mandates giving the audit committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold that offer shareholders the right to call special meetings to as low as 10% of shares outstanding.

•	Proposals seeking to fix the board size or designate a range for the board size

•	Proposals to restore shareholders’ ability to remove directors with or without cause

•	Proposals that permit shareholders to elect directors to fill board vacancies

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

Auditors

•	Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•

Auditors’ compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of auditor and consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend that constitutes 30% or more of net income

•

Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes that eliminate other classes of stock and/or unequal voting rights

•

Changes in capitalization authorization for stock splits, stock dividends, and other specified needs that are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•

Elimination of pre-emptive rights for share issuance of less than a certain percentage (country specific: ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders

(e.g. in illiquid markets)

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•

Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%,

•

(ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•

Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

*	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•

Stock option plans which are incentive based and not excessively dilutive. In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count. We review that number in light of certain factors, including the industry of the issuer

•	Other stock-based plans that are not excessively dilutive, using the same process set forth in the preceding bullet

•

Management proposals that request an advisory vote on executive compensation where there is a strong correlation between the change in pay and the change in total shareholder return over a five-year period

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices

Routine Business Items

•

General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

Other

•	Adoption of anti-greenmail provisions

•	Repeals or prohibitions of greenmail provisions

•	Opting-out of business combination provision

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

•	Management proposals to implement a reverse stock split to avoid delisting

•	Proposals to allow or make easier shareholder action by written consent

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	Shareholder proposals requiring the separation of the chairman/CEO position taking into account company performance

II. Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill)

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•

Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer). Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by FM)

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy

•	Approval of directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

•	Directors at companies where prior non-cash compensation was improperly backdated or spring-loaded

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies

•	Proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval

•	Shareholder proposals requiring two candidates per board seat

•	Proposals asking the board to adopt any form of majority voting for election of directors, unless the majority standard indicated is based on a majority of shares outstanding

Capitalization

•	Capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•

Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

•	Adjournment of meeting to solicit additional votes in connection with a merger or transaction

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans that are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

•	Amendments to bylaws that would require supermajority shareholder votes to pass or repeal certain provisions

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation.

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to restrict or prohibit shareholder ability to take action by written consent

Other

•	Proposals asking companies to adopt full tenure holding periods for their executives

Mergers and Acquisitions

FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Special Note Regarding Social and Environmental Proposals

Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which FM philosophically agrees, but absent a compelling economic impact on shareholder value, FM will typically abstain from voting on these proposals.

Protecting Shareholder Value

FM has designed our proxy voting policy and procedures with the intent that our clients receive the best possible returns on their investments.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions. Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns, and we use each piece of information we receive—whether from clients, consultants, the media, issuers, RMG, or other sources—as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients. We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices.

The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

As an active shareholder, FM’s role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company’s value. We believe that FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving direct oversight of company management and strategy to boards of directors. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date, while we have not filed proposals or initiated letter-writing or other campaigns, we have used our active participation in the corporate governance process—especially the proxy voting process—to communicate our and our clients’ legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest. As a fiduciary to its clients, FM takes these potential conflicts very seriously While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process: customers of FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists. (These lists are updated quarterly.) If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the FM Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client. In such situations, the FM Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy; 2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database); 3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so); 4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and 5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its FM relationship manager.

Copyright 2010 SSgA FM. All rights reserved.

Exhibit I

Global Proxy Voting

Procedures and Guidelines

Last Updated: March 2012

Table of Contents

Part I: Proxy Voting Procedures	A-70
A. Proxy Committee	A-70
B. Proxy Administration Group	A-71
C. Proxy Voting Service	A-71
D. Conflicts of Interest	A-71
E. Foreign Securities	A-72
F. Shares of Registered Investment Companies	A-72
G. Cohen & Steers Funds	A-73
H. Securities Lending	A-73
I. Subadvisor Oversight	A-73
J. Recordkeeping	A-74
K. Pre-Solicitation Contact	A-75

Part II: Proxy Voting Guidelines	A-77

A. General Proxy Voting Guidelines	A-77
1. Objectives	A-77
2. General Principles	A-77
3. General Guidelines	A-78

B. Specific Guidelines	A-79
Uncontested Director Elections	A-79
Proxy Access	A-80
Proxy Contests	A-80
Ratification of Auditors	A-80
Takeover Defenses	A-81
Miscellaneous Board Provisions	A-82
Capital Structure	A-84
Executive and Director Compensation	A-86
Incorporation	A-90
Mergers and Corporate Restructurings	A-90

C. Supplemental Europe Proxy Voting	A-93

D. Supplemental Asia/Pacific Proxy Voting Guidelines	A-97

Part I: Proxy Voting Procedures

Cohen & Steers Capital Management, Inc. and its affiliated investment advisors (collectively, “Cohen & Steers”) may be granted by its clients the authority to vote the proxies of securities held in client portfolios. In such cases, Cohen & Steers’ objective is to vote proxies in the best interests of its clients. To further this objective, Cohen & Steers has adopted these proxy voting procedures (the “Procedures”).

These procedures also contain detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines, which are contained in Part II of this Proxy Voting Procedures and Guidelines, have been developed and approved by the Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, Cohen & Steers may not always vote proxies in accordance with the Guidelines.

A. Proxy Committee

Cohen & Steers’ internal proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and ensuring that Cohen & Steers meets its regulatory and corporate governance obligations for voting proxies.

The Proxy Committee is comprised of portfolio managers and research analysts from the various investment teams and members of the Legal and Compliance Department. A member or members of the Proxy Administration Group (as defined below) may also attend Proxy Committee meetings. In the event that any member is unable to participate in a meeting of the Proxy Committee, the member shall designate an appropriate individual to serve in his/her absence. The Proxy Committee shall meet at least semi-annually or more frequently as circumstances dictate. Any member has the right to call a meeting if he or she believes such a meeting is warranted.

The specific responsibilities of the Proxy Committee include, but are not limited to:

(i)	reviewing the Procedures to ensure consistency with internal policies and regulatory agency policies;

(ii)	reviewing the Guidelines and developing additional voting guidelines to assist in the review of proxy proposals;

(iii)	overseeing the vote on proposals according to the predetermined policies in the Guidelines; and

(iv)	directing the vote on proposals where there is a reason not to vote according to pre-determined policies in the Guidelines or where proposals require specific consideration and ensuring the reason for such a vote is properly documented.

B. Proxy Administration Group

The Proxy Administration Group in the Investment Administration Department is responsible for communicating proxies to the respective portfolio manager and/or research analyst (herein, “Investment Personnel”) for consideration pursuant to the Guidelines. Investment Personnel who vote their proxies inconsistently with the Guidelines are required to document their rationale for the vote. The Proxy Administration Group is responsible for maintaining this documentation. The Proxy Administration Group is also responsible for maintaining documentation supporting any votes cast against management.

C. Proxy Voting Service

Cohen & Steers has retained an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Cohen & Steers upon request.

The Proxy Administration Group works with the Proxy Voting Service and is responsible for ensuring that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of Cohen & Steers shall have overall responsibility for ensuring that Cohen & Steers complies with all proxy voting requirements and procedures.

D. Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment advisor include procedures that address material conflicts of interest that may arise between the investment advisor’s interests and those of its clients. Examples of such material conflicts of interest that could arise include circumstances in which:

(i)	management of a client is soliciting proxies and failure to vote in favor of management may harm Cohen & Steers’ relationship with the client and materially impact Cohen & Steers’ business; or

(ii)	a personal or familial relationship between an employee or director at Cohen & Steers and management of an issuer could impact Cohen & Steers’ voting decision.

When a potential material conflict is identified, the Proxy Committee will evaluate the situation and determine whether an actual material conflict of interest exists. In the event the Proxy Committee determines that a material conflict does exist, the Proxy Committee shall make a recommendation on how Cohen & Steers shall vote the proxy.

Depending on the nature of the material conflict of interest, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain Cohen & Steers personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Proxy Voting Service which will vote in accordance with its own recommendation.

E. Foreign Securities

Proxies relating to foreign securities are subject to these Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote the meeting in person) may outweigh any benefit to the client if the proxy is voted.

In determining whether to vote proxies subject to such restrictions, the Investment Personnel responsible for the security shall consider a cost-benefit analysis and where the expected cost involved in voting exceeds the expected benefits of the vote, Cohen & Steers will generally abstain from voting the proxy.

F. Shares of Registered Investment Companies

Certain funds advised by Cohen & Steers may be structured as funds of funds and invest their assets primarily in other investment companies (the “Funds of Funds”). The Fund of Funds hold shares in the underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to any such matter, to comply with Section 12(d)(1)(F) of the 1940 Act, the Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) the Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted.

G. Cohen & Steers Funds

The Board of Directors of the open- and closed-end funds managed by Cohen & Steers (“Cohen & Steers Funds”) has delegated to Cohen & Steers the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with these Procedures and Guidelines. The Chief Compliance Officer, or her designee, shall make an annual presentation to the Board regarding these Procedures and Guidelines, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

H. Securities Lending

Certain Cohen & Steers Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender unless the loan is recalled.

If a Fund participates in a securities lending program, Cohen & Steers will use its best efforts to recall certain securities on loan so that Cohen & Steers can vote proxies relating to such securities if Cohen & Steers determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

I. Subadvisor Oversight

C&S may delegate proxy voting responsibility to subadvisors (“Subadvisors”) who provide day-to-day portfolio management for certain investments in the Fund(s). C&S will seek to ensure that the Subadvisors maintain proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Each Subadvisor who is responsible for voting proxies on behalf of a Fund will be required to maintain proxy voting policies and procedures that satisfy the following elements:

(i)	Written Policies and Procedures: The Subadvisor must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to C&S upon request, copies of such policies and procedures.

(ii)	Fiduciary Duty: The Subadvisor’s policies and procedures must be reasonably designed to ensure that the Subadvisor votes client securities in the best interest of its clients.

(iii)	Conflicts of Interest: The Subadvisor’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Subadvisor (including its affiliates) and its clients before voting client proxies.

(iv)	Voting Guidelines: The Subadvisor’s policies and procedures must address with reasonable specificity how the Subadvisor will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

(v)	Monitoring Proxy Voting: The Subadvisor must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.

(vi)	Record Retention and Inspection: The Subadvisor must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Subadvisor must provide to C&S such information and records with respect to proxies relating to the Fund’s securities as required by law and as C&S may reasonably request.

J. Recordkeeping

Cohen & Steers is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in an appropriate office of Cohen & Steers, the following records:

(i)	Copies of all proxy voting policies and procedures

(ii)	A copy of each proxy statement that Cohen & Steers receives regarding client securities.

(iii)	A record of each vote cast by the Cohen & Steers on behalf of a client.

(iv)	A copy of any document created by Cohen & Steers that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(v)	A copy of each written client request for information on how Cohen & Steers voted proxies on behalf of the client, and a copy of any written response by Cohen & Steers (written or oral) to any client request for information on how Cohen & Steers voted proxies on behalf of the requesting client.

It shall be noted that Cohen & Steers reserves the right to use the services of the Independent Proxy Voting Service to maintain certain required records in accordance with all applicable regulations.

K. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information? The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the company or the company’s representatives.

What is pre-solicitation contact? Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

What should be done upon contact? Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event a Cohen & Steers employee is contacted in advance of the publication of proxy solicitation materials, that employee should notify the Legal and Compliance Group immediately.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within Cohen & Steers, should not interfere in any way in our decision making process.

Part II: Proxy Voting Guidelines

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

Cohen & Steers is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the General Guidelines contained in Part IIA are supplemented by the Europe and Asia/Pacific Guidelines contained in Parts IIB and Part IIC, which will, in addition to the General Guidelines, apply to the issuers of securities in Europe and Asia. To the extent that there may be inconsistencies between the General Guidelines contained in Part IIA and the supplemental Europe and Asia/Pacific Guidelines contained in Parts IIB and IIC, the supplemental Europe and Asia/Pacific Guidelines will control.

A. General Proxy Voting Guidelines

1.	Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

2.	General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the constructive owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

3.	General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

B. Specific Guidelines

Uncontested Director Elections

•

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee is the chairperson of more than one publicly-traded company;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee has a material related party transaction or is believed by us to have a material conflict of interest with the portfolio company;

•

Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years;

•	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; and

•

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Proxy Access

We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process. We will generally vote against proxy access except in instances where companies have displayed a lack of shareholder accountability and where the proposal is specifically defined (i.e. minimum ownership threshold, duration, etc.).

Proxy Contests

Director Nominees in a Contested Election

By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, Cohen & Steers opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans

We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights

Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards

We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team or for certain types of companies. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting

Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. However, we acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. In voting on proposals to institute cumulative voting, we therefore evaluate all facts and circumstances surrounding such proposal and we generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-staggered boards.

Shareholder Ability to Call Special Meeting

Cohen & Steers votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. We recognize the importance on shareholder ability to call a special meeting and generally will vote for such shareholder proposals where the shareholder(s) making such proposal hold at least 20% of the company’s outstanding shares. However, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company, and in those cases we will vote against such shareholder proposals.

Shareholder Ability to Act by Written Consent

We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board

We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees

Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors

We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees

We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements

We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size

We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard

We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting

We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals. In the case of bundled director proposals, we will vote for the entire slate only if we would have otherwise voted for each director on an individual basis.

Date/Location of Meeting

We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient.

Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents

We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock

We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock

Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to Cohen & Steers.

Pre-emptive Rights

We believe that the governance and regulation of public equity markets allow for adequate shareholder protection against dilution. Further, we believe that companies should have more flexibility to issue shares without costly and time constraining rights offerings. As such, we do not believe that pre-emptive rights are necessary and as such, we generally vote for the issuance of equity shares without pre-emptive rights. On a limited basis, we will vote for shareholder pre-emptive rights where such pre-emptive rights are necessary, taking into account the best interests of the company’s shareholders.

We acknowledge that international local practices typically call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While we would prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, in markets outside the US we will approve issuance requests without pre-emptive rights for up to 100% of a company’s outstanding capital.

Dual Class Capitalizations

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations

We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Boards may institute share repurchase or stock buy-back programs for a number of reasons. Cohen & Steers will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Executive Compensation (“Say on Pay”)

Votes regarding shareholder “say on pay” are determined on a case-by-case basis. Generally, we believe that executive compensation should be tied to the long-term performance of the executive and the company both in absolute and relative to the peer group. We therefore monitor the compensation practices of portfolio companies to determine whether compensation to these executives is commensurate to the company’s total shareholder return (TSR) (i.e., we generally expect companies that pay their executives at the higher end of the pay range to also be performing commensurately well). Further, pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The following list highlights certain negative pay practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Also, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

We generally vote for annual advisory votes on compensation as we note that executive compensation is also evaluated on an annual basis by the company’s compensation committee.

Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by Cohen & Steers).

Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Reload/Evergreen Features

We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes

In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. In particular, we oppose the use of employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) and generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

We vote on a case-by-case basis on proposals to approve the company’s golden parachute compensation. Features that may lead to a vote against include:

•	Potentially excessive severance payments (cash grants of greater than three times annual compensation (salary and bonus));

•	Recently adopted or materially amended agreements that include excessive excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans

We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing

We vote for shareholder proposals to expense fixed-price options.

Vesting

We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing

Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. Cohen & Steers will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses

We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States

Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company.

This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name

We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•

Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Environmental and Social Issues

We recognize that the companies in which we invest can enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis. All such proposals are scrutinized based on whether they contribute to the creation of shareholder value, are reasonable and relevant, and provide adequate disclosure of key issues to shareholders. When evaluating social and environmental shareholder proposals, we tend to focus on the financial aspects of the social and environmental proposals, and we consider the following factors (in the order of importance as set forth below):

•	Whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•

Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action, as many social and environmental issues are more properly the province of government and broad regulatory action;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

C. Supplemental Europe Proxy Voting

Reports & Accounts

Annual Report. Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards, such as those prescribed by the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

We generally approve proposals relating to the adoption of annual accounts provided that:

•	the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	the report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	a report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

a report should includes a statement of compliance with relevant codes of best practice, in markets where they exist (for UK companies, a statement of compliance with the Combined Code of Corporate Governance should be made, together with detailed explanations regarding any area of non-compliance); and

•	a conclusive response is given to all queries from shareholders.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report. The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavor to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.

Dividends

We typically vote in favor of dividends, although we will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Board of Directors

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. Cohen & Steers is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Director’s Liability. This proposal asks shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

We will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Companies may arrange Directors and Officers (“D&O”) liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. Cohen & Steers generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly.

Multiple Directorships. Generally, we believe that no single individual should chair more than one major listed company especially where conflicts of interest may arise between or among these listed companies.

Compensation

Directors’ Contracts. Market practice regarding the length of director’s service contracts varies enormously country by country. To this end, we take into account the best interests of the company and its shareholders when making judgments in this area.

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgment on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.

Cohen & Steers will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

Transaction bonuses, or other retrospective ex-gratia payments, should not be made.

Independent Director’s Remuneration. Cohen & Steers believes that independent directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should generally not be attached.

Share Option Plans. Share option plans should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.

Long-Term Incentive Plans (L-TIPs). Cohen & Steers will vote in favour of well-structured plans with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers will generally vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

D. Supplemental Asia/Pacific Proxy Voting Guidelines

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we may either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

We typically vote in favor of dividends, although we will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Boards

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. Cohen & Steers is generally in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Board Independence. Cohen & Steers believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of independent directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

Cohen & Steers will use its voting powers to encourage appropriate levels of board independence.

Board Committees. Where appropriate, boards should delegate key oversight functions to independent committees. The chairman and members of any committee should be clearly identified in the annual report.

Directors

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Cohen & Steers will generally vote against shareholder proposals to arbitrarily limit the compensation of executives or other employees.

Director’s Liability. This proposal asks shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

We will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

•

A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Non-Executive Directors

Role of Independent Directors. Cohen & Steers believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances.

In order to help assess their contribution to the company, the time spent by each independent director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

We recognize that independent directors in Japanese companies are still relatively rare, and therefore, a director’s independence is not the determinative factor in our decision to vote for or against such director. In determining our vote on directors of Japanese companies, we will however, apply such other factors as are described in Part IIA(4) of this policy voting for directors of Japanese companies.

Director Independence. We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense.

Cohen & Steers will vote in favour of proposals which will enhance a company’s long-term prospects. We will generally vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

Share Options/Long-Term Incentive Plans (L-Tips)

Share Options. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

Long-Term Incentive Plans (L-TIPs). An L-TIP can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers normally will vote in favour of plans with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Issues Dealing with Japanese Portfolio Companies

Appointment of Internal Statutory Auditor. We generally look at the work history of each nominee. If the nominee is designated as independent but has worked the majority of his career for one of the company’s major shareholders, lenders or business partners, we consider the nominee affiliated and will withhold support.

Approval of Annual Bonuses for Directors or Statutory Auditors. We generally support the payment of annual bonuses except in cases of scandals or extreme underperformance; but we recognize that few companies pay bonuses in such situations.

Shareholder Rights Plans. As set forth in the general guidelines, we evaluate all poison pill proposals on a case-by-case basis. With respect to Japanese companies, however, we note that the primary problem is not the terms of the poison pills themselves – these are often superior to those of US companies due to features such as relatively high trigger thresholds, clear sunset provisions and an absence of “dead hand” provisions. Rather, the main problem is with Japanese companies’ insider-dominated boards and insufficient disclosure. Therefore, we examine not only the features of the pill itself, but also the circumstances surrounding the company, including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Exhibit J

March 2011

Goldman Sachs Asset Management

(“GSAM”)*

POLICY ON PROXY VOTING

FOR INVESTMENT ADVISORY CLIENTS

GSAM has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary and contractual obligations.

Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that in GSAM’s view tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider

*	For purposes of this Policy, “GSAM” refers, collectively, to Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Korea Co., Ltd.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs & Partners Australia Pty Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.

in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Appendix A.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio management teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

GSAM periodically reviews this Policy, including our use of the GSAM Guidelines, to ensure it continues to be consistent with our guiding principles.

Implementation by Portfolio Management Teams

General Overview

GSAM seeks to fulfill its proxy voting obligations through the implementation of this Policy and the oversight and maintenance of the GSAM Guidelines. In this connection, GSAM has retained a third-party proxy voting service (“Proxy Service”)** to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.

GSAM’s portfolio management teams (each, a “Portfolio Management Team”) generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following an “override” process. The override process requires: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to senior management of GSAM and/or other appropriate GSAM personnel; (iv) an attestation that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

**	The third-party proxy voting service currently retained by GSAM is Institutional Shareholder Services, a unit of Risk Metrics Group.

A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the GSAM Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek an override for that particular vote.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. On a case-by-case basis, and subject to the approval process described above, each Fundamental Equity Portfolio Management Team and the GS Investment Strategies Portfolio Management Team may vote differently than the GSAM Guidelines or a particular Recommendation. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations.

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to follow the GSAM Guidelines and Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines and their evaluation of the Proxy Service’s process of preparing Recommendations. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Potential Limitations on GSAM’s Ability to Vote Proxies

In certain circumstances, such as if a security is on loan through a securities lending program or held by a prime broker, the Portfolio Management Teams may not be able to participate in certain proxy votes unless the shares of the particular issuer are recalled in time to cast a vote. A determination of whether to seek a recall will be based on whether the applicable Portfolio Management Team determines that the benefit of voting outweighs the costs, lost revenue, and/or other detriments of retrieving the securities, recognizing that the handling of such recall requests is beyond GSAM’s control and may not be satisfied in time for GSAM to vote the shares in question.

From time to time, GSAM may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that GSAM can hold for clients. As a result, in certain circumstances in order to comply with such limits and/or internal policies designed to comply with such limits, proxy voting in certain issuers may be restricted or delegated to the Proxy Service or to another qualified, independent third party.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular solicitation. GSAM will use its commercially reasonable efforts to vote according to the client’s request in these circumstances, and cannot provide assurances that such voting requests will be implemented.

Use of a Proxy Service

As discussed above, GSAM utilizes a Proxy Service to assist in the implementation and administration of GSAM’s proxy voting function. The Proxy Service assists GSAM in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.

GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

GSAM may hire other service providers to replace or supplement the Proxy Service with respect to any of the services GSAM currently receives from the Proxy Service. In addition, individual Portfolio Management Teams may supplement the information and analyses the Proxy Service provides from other sources.

Conflicts of Interest

Pursuant to this Policy, GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the GSAM Guidelines and/or a Recommendation.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Such Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, which function occurs primarily within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM

Guidelines and Recommendations as discussed above unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

Exhibit K

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of March 1, 2011) and

PORTFOLIO PROXY VOTING GUIDELINES (as of March 1, 2011)

These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) and the following advisory affiliates of OFI, OFI Institutional Asset Management, Inc, OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an “OFI Adviser”). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser (“Fund(s)”).

To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Registered Funds. Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.

Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.	Administration and Voting of Portfolio Proxies

1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

•	a company that is a significant selling agent of OFI’s products and services solicits proxies;

•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:

•

If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, unless:(i) the Guidelines provide discretion to OFI on how to vote on the matter (i.e., case-by-case); or (ii) to the extent a portfolio manager has requested that OFI vote in a manner inconsistent with the Guidelines, the Committee has determined that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. (Examples include, but are not limited to, a determination that the portfolio manager is unaware of the business relationship with the company or is sufficiently independent from the business relationship, and to the Committee’s knowledge, OFI has not been contacted or influenced by the company in connection with the proposal).

•

If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines or if the Guidelines provide discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent or item (ii) above is not applicable;

•

If neither of the previous two procedures provides an appropriate voting recommendation, the Committee may determine how to vote on the proposal, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal, or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Registered Fund in the same proportion as the vote of all other shareholders in that underlying OFI Registered Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

•

any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and

•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

Adopted as of the Dates Set Forth Below by:

OppenheimerFunds, Inc.,	March 1, 2011

OFI Institutional Asset Management, Inc.,	March 1, 2011

OFI Private Investments Inc.	March 1, 2011

HarbourView Asset Management Corporation	March 1, 2011

New York Board of the Oppenheimer Funds:	March 1, 2011

Denver Board of the Oppenheimer Funds:	February 23, 2011

Appendix A

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY AFFILIATES

PORTFOLIO PROXY VOTING GUIDELINES

(dated as of March 1, 2011)

1.0	OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.

•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws

•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.

•	Vote FOR bylaw/charter changes if:

•	shareholder rights are protected;

•	there is a negligible or positive impact on shareholder value;

•	management provides sufficiently valid reasons for the amendments; and/or

•	the company is required to do so by law (if applicable); and

•	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.

•	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.

•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.

•	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term

•	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.

•	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

AUDITORS

1.2	Ratifying Auditors

•	Vote FOR Proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;
•	fees for non-audit services are excessive;

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

•

poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

•	Vote AGAINST shareholder proposals asking for audit firm rotation.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees

•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

•	composition of the board and key board committees;

•	attendance at board meetings;

•	corporate governance provisions and takeover activity;

•	long-term company performance relative to a market index;

•	directors’ investment in the company;

•	whether the chairman is also serving as CEO;

•	whether a retired CEO sits on the board.

•

WITHHOLD/AGAINST (whichever vote option is applicable on the ballot) VOTES: However, there are some actions by directors that should result in votes being WITHHELD/AGAINST. These instances include directors who:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	implement or renew a dead-hand or modified dead-hand poison pill;

•	ignore a shareholder proposal that is approved by a majority of the shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	failed to act on takeover offers where the majority of the shareholders tendered their shares;

•	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;

•	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	the non-audit fees paid to the auditor are excessive;

•

a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;

•

there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or

•	the company receives an adverse opinion on the company’s financial statements from its auditors.

•

are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:

•	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;

•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	the company fails to submit one-time transfers of stock options to a shareholder vote;

•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	the company has inappropriately backdated options; or

•	the company has egregious compensation practices including, but not limited to, the following:

•	egregious employment contracts;

•	excessive perks/tax reimbursements;

•	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;

•	egregious pension/supplemental executive retirement plan (SERP) payouts;

•	new CEO with overly generous new hire package;

•	excessive severance and/or change in control provisions; or

•	dividends or dividend equivalents paid on unvested performance shares or units.

•	enacted egregious corporate governance policies or failed to replace management as appropriate;

•	are inside directors or affiliated outside directors; and the full board is less than majority independent;

•

are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;

•	serve on more than five public company boards. (The term “public company” excludes an investment company.)

•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.

•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):

•	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or

•

if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

•	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size

•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.

•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board

•	Vote AGAINST proposals to classify the board.

•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting

•	Vote FOR proposal to eliminate cumulative voting.

•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees

•

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors

•

OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

•

Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

•

Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•

Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and

•	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications

•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.

•	Vote AGAINST proposals that provide that directors may be removed only for cause.

•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)

•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;

•	two-thirds independent board;

•	all-independent key committees;

•	established governance guidelines;

•

the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

•	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	egregious compensation practices;

•	multiple related-party transactions or other issues putting director independence at risk;

•	corporate and/or management scandal;

•	excessive problematic corporate governance provisions; or

•	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees

•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

•

For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

•	the applicable listing standards determination of such director’s independence;

•	any operating ties to the firm; and

•	if there are any other conflicting relationships or related party transactions.

•

A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:

•	the terms of the agreement;

•	the duration of the standstill provision in the agreement;

•	the limitations and requirements of actions that are agreed upon;

•	if the dissident director nominee(s) is subject to the standstill; and

•	if there are any conflicting relationships or related party transactions.

2.12	Open Access

•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.13	Stock Ownership Requirements

•

Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

•

whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

2.14	Age or Term Limits

•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections

•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses

•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.

•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:

•	20% or higher flip-in or flip-over;

•	two to three-year sunset provision;

•	no dead-hand, slow-hand, no-hand or similar features;

•

shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

•	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;

•	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments

•	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.6	Shareholder Ability to Call Special Meetings

•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

•

Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee

•	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements

•	Vote AGAINST proposals to require a supermajority shareholder vote.

•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights

•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases

•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	purchase price;

•	fairness opinion;

•	financial and strategic benefits;

•	how the deal was negotiated;

•	conflicts of interest;

•	other alternatives for the business; and

•	non-completion risk.

5.3	Asset Sales

•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

•	impact on the balance sheet/working capital;

•	potential elimination of diseconomies;

•	anticipated financial and operating benefits;

•	anticipated use of funds;

•	value received for the asset;

•	fairness opinion;

•	how the deal was negotiated; and

•	conflicts of interest.

5.4	Bundled Proposals

•	Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities

•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company

•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	the reasons for the change;

•	any financial or tax benefits;

•	regulatory benefits;

•	increases in capital structure; and

•	changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or

•	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions

•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium;

•	fairness opinion;

•	how the deal was negotiated;

•	conflicts of interests;

•	other alternatives/offers considered; and

•	non-completion risk.

•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	cash-out value;

•	whether the interests of continuing and cashed-out shareholders are balanced; and

•	the market reaction to public announcement of the transaction.

5.9	Joint Venture

•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed;

•	percentage of ownership;

•	financial and strategic benefits;

•	governance structure;

•	conflicts of interest;

•	other alternatives; and

•	non-completion risk.

5.10	Liquidations

•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	prospects of the combined company anticipated financial and operating benefits;

•	offer price (premium or discount);

•	fairness opinion;

•	how the deal was negotiated;

•	changes in corporate governance;

•	changes in the capital structure; and

•	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture

•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

•	dilution to existing shareholders’ position;

•	terms of the offer;

•	financial issues;

•	management’s efforts to pursue other alternatives;

•	control issues; and

•	conflicts of interest.

•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs

•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	tax and regulatory advantages;

•	planned use of the sale proceeds;

•	valuation of spinoff;

•	fairness opinion;

•	benefits to the parent company;

•	conflicts of interest;

•	managerial incentives;

•	corporate governance changes; and

•	changes in the capital structure.

5.14	Value Maximization Proposals

•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control

•	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)

•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:

•	valuation;

•	market reaction;

•	deal timing;

•	negotiations and process;

•	conflicts of interest;

•	voting agreements; and

•	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions

•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions

•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions

•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions

•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions

•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail

•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals

•

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions

•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes

•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock

•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization

•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

•	specific reasons/rationale for the proposed increase;

•	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;

•	the board’s governance structure and practices; and

•	risks to shareholders of not approving the request.

•

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock

•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	it is intended for financing purposes with minimal or no dilution to current shareholders; and

•	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan

•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights

•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock

•

OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization

•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

•	more simplified capital structure;

•	enhanced liquidity;

•	fairness of conversion terms;

•	impact on voting power and dividends;

•	reasons for the reclassification;

•	conflicts of interest; and

•	other alternatives considered.

7.8	Reverse Stock Splits

•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.

•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs

•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends

•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock

•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

•	Vote compensation proposals on a CASE-BY-CASE basis.

•

OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:

•	the total cost of the company’s equity plans is unreasonable;

•	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•

the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	the plan is a vehicle for poor pay practices.

•

For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation

•

Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.

•	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	director stock ownership guidelines with a minimum of three times the annual cash retainer;

•	vesting schedule or mandatory holding/deferral period:

•	a minimum vesting of three years for stock options or restricted stock; or

•	deferred stock payable at the end of a three-year deferral period;

•	mix between cash and equity:

•	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;

•	no retirement/benefits and perquisites provided to non-employee directors; and

•

detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director

•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan

•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash

•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)

•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	an executive may not trade in company stock outside the 10b5-1 Plan; and

•	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options

•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	historic trading patterns;

•	rationale for the repricing;

•	value-for-value exchange;

•	option vesting;

•	term of the option;

•	exercise price; and

•	participation.

8.8	Employee Stock Purchase Plans

•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

•	Votes FOR employee stock purchase plans where all of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is 27 months or less; and

•	the number of shares allocated to the plan is 10% or less of the outstanding shares.

•	Votes AGAINST employee stock purchase plans where any of the following apply:

•	purchase price is at least 85% of fair market value;

•	offering period is greater than 27 months; and

•	the number of shares allocated to the plan is more than 10% of the outstanding shares.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)

•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

•	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal

•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

•

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

•	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);

•	Evaluation of peer group benchmarking used to set target pay or award opportunities; and

•	Balance of performance-based versus non-performance-based pay.

•	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

•	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans

•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay

•

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

•

Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.

•

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

•	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or

•	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance

•

Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

•	What aspects of the company’s short-term and long-term incentive programs are performance-driven?

•	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?

•	What type of industry does the company belong to?

•	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard

•

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements

•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	the parachute should be less attractive than an ongoing employment opportunity with the firm;

•	the triggering mechanism should be beyond the control of management;

•	the amount should not exceed three times base salary plus guaranteed benefits; and

•

change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

•	If presented as a separate voting item, OFI will apply the same policy as above.

•

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

8.19	Pension Plan Income Accounting

•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)

•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

•

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements

•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

•	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;

•	the nature of the proposal where financial restatement is due to fraud;

•	whether or not the company has had material financial problems resulting in chronic restatements; and/or

•	the adoption of a robust and formal bonus/equity recoupment policy.

•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.

•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals

•

Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.

9.0	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:

•	have a discernable positive impact on short-term or long-term share value; or

•	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•

prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;

•

reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:

•	what percentage of sales, assets and earnings will be affected;

•

the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;

•	whether the issues presented should be dealt with through government or company-specific action;

•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	whether the company’s analysis and voting recommendation to shareholders is persuasive;

•	what other companies have done in response to the issue;

•	whether the proposal itself is well framed and reasonable;

•	whether implementation of the proposal would achieve the objectives sought in the proposal;

•	whether the subject of the proposal is best left to the discretion of the board;

•	whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0	OPERATIONAL ITEMS

1.1.7	Financial Results/Director and Auditor Reports

•	Vote FOR approval of financial statements and director and auditor reports, unless:

•	there are material concerns about the financials presented or audit procedures used; or

•	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

1.1.8	Allocation of Income and Dividends

•	Vote FOR approval of allocation of income and distribution of dividends, unless:

•	the dividend payout ratio has been consistently below 30% without an adequate explanation; or

•	the payout ratio is excessive given the company’s financial position.

1.1.9	Stock (Scrip) Dividend Alternative

•	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.

•	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.10	Lower Disclosure Threshold for Stock Ownership

•	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

AUDITORS

1.3	Appointment of Internal Statutory Auditors

•	Vote FOR the appointment and reelection of statutory auditors, unless:

•	there are serious concerns about the statutory reports presented or the audit procedures used;

•	questions exist concerning any of the statutory auditors being appointed; or

•	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.4	Remuneration of Auditors

•

Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.5	Indemnification of Auditors

•	Vote AGAINST proposals to indemnify auditors.

2.0	THE BOARD OF DIRECTORS

2.14	Discharge of Board and Management

•	Vote FOR discharge of the board and management, unless:

•	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or

•	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.3	Poison Pills

•

Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:

•	to give the board more time to find an alternative value enhancing transaction; and

•	to ensure the equal treatment of shareholders.

•	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote; or

•	prevent a bid from going to shareholders.

•	Vote AGAINST plans that have any of the following characteristics:

•	unacceptable key definitions;

•	flip-over provision;

•	permitted bid period greater than 60 days;

•	maximum triggering threshold set at less than 20% of outstanding shares;

•	does not permit partial bids;

•	bidder must frequently update holdings;

•	requirement for a shareholder meeting to approve a bid; or

•	requirement that the bidder provide evidence of financing.

•	In addition to the above, a plan must include:

•	an exemption for a “permitted lock up agreement”;

•	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

•	exclude reference to voting agreements among shareholders.

4.8	Renew Partial Takeover Provision

•	Vote FOR proposals to renew partial takeover provision.

4.9	Depositary Receipts and Priority Shares

•	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.

•	Vote AGAINST the introduction of priority shares.

4.10	Issuance of Free Warrants

•	Vote AGAINST the issuance of free warrants.

4.11	Defensive Use of Share Issuances

•	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.16	Mandatory Takeover Bid Waivers

•	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

5.17	Related-Party Transactions

•

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

5.18	Expansion of Business Activities

•

Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

7.0	CAPITAL STRUCTURE

7.12	Pledge of Assets for Debt

•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.13	Increase in Authorized Capital

•

Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or

•	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorization.

7.14	Share Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

•	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

7.15	Reduction of Capital

•	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:

•

reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.

•

Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.

•	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

7.16	Convertible Debt Issuance Requests

•

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

7.17	Debt Issuance Requests (Non-convertible)

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100% is considered acceptable.

•	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.

•

Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

7.18	Reissuance of Shares Repurchased

•	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

7.19	Capitalization of Reserves for Bonus Issues/Increase in Par Value

•	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

7.20	Control and Profit Agreements/Affiliation Agreements with Subsidiaries

•	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.21	Director Remuneration

•	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.

•	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

•	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

•	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

8.22	Retirement Bonuses for Directors and Statutory Auditors

•

Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.

•	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

Exhibit L

VONTOBEL ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

(Adopted July, 2003)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill our responsibilities under the Act, Vontobel Asset Management, Inc. (hereinafter “Vontobel”) has adopted the following policies and procedures for proxy voting with regard to companies in our clients’ investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.

While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.

Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

This policy applies only to those Vontobel clients who in their investment advisory contract have chosen to have us vote their proxies. A client can change their proxy-voting decision at any time upon written notice.

The sheer number of proxy votes related to client holdings makes it impossible for Vontobel to research each and every proxy issue. Recognizing the importance of informed and responsible proxy voting, we rely on Institutional Shareholder Services (ISS) to provide proxy voting research and guidance. ISS offers two separate policies, one general plan and another for Taft-Hartley clients. In most cases we vote in strict accordance with ISS recommendations, but we reserve the right to change that vote when a majority of the Portfolio Managers disagree with an ISS recommendation or the firm is otherwise advised by the client in writing. In those instances, a memo will be written to document the research presented, discussion points and final decision regarding the vote.

Whenever a proxy vote presents a material conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling our Compliance Officer, Joseph Mastoloni at (212) 415-7051. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Clients may obtain a summary of the proxy votes cast by us for that client’s portfolio by requesting a summary from the firm’s Operations Manager, Edgar Ruffin at Vontobel Asset Management, Inc., 450 Park Avenue, New York, NY 10022.

Exhibit M

T. ROWE PRICE PROXY VOTING - PROCESS AND POLICIES

T. Rowe Price Associates, Inc., T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Reporting

Vote Summary Reports are generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, votes cast for the client during the period, and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. If you wish to receive a copy of your account’s voting record, please contact your T. Rowe Price Client Relationship Manager.

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“T. Rowe Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained ISS as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with T. Rowe Price’s policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to T. Rowe Price guidelines.

T. Rowe Price Voting Policies

Specific voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of voting guidelines is available on the T. Rowe Price web site, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. Outside the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. T. Rowe Price votes against outside directors who do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. We may also vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

Anti-takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Index and Passively Managed Accounts – Proxy voting for index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are pre-determined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of-funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

Exhibit N

TURNER INVESTMENTS, L.P.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investments, L.P., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, “Turner”), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS’s voting recommendations typically favor the interests of the shareholder/owner rather than a company’s management. Turner’s long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner’s selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner’s control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations

  and Technology Administration

c/o Turner Investments, L.P.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: June 15, 2009

Exhibit O

Eaton Vance Management

Boston Management and Research

Eaton Vance Investment Counsel

PROXY VOTING POLICIES AND PROCEDURES

I.	Introduction

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

No set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

Roles and Responsibilities

A.	Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

Proxy Voting Guidelines (“Guidelines”)

A.	General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.	Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.	Proposals Regarding Mutual Fund Proxies – Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/Termination/Liquidation and Mergers contained in mutual fund proxies.

D.	Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.	Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.	Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1.	WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2.	NON-VOTES: Votes in Which No Action is Taken

The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or (ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3.	OUT-OF-GUIDELINES VOTES: Votes Contrary to Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.	Recordkeeping

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•	A copy of the Advisers’ proxy voting policies and procedures;

•	Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•	A record of each vote cast;

•	A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•	Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.	Assessment of Agent and Identification and Resolution of Conflicts with Clients

Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

•

Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

•	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

•

The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

•

If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

•

If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

•	The client, in the case of an individual or corporate client;

•

In the case of a Fund, its board of directors, any committee, sub-committee or group of Independent Trustees (as long as such committee, sub-committee or group contains at least two or more Independent Trustees); or

•	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy

Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

Adopted June 6, 2003

As Revised January 20, 2005

As Revised August 8, 2005

As Revised February 1, 2006

As Revised August 10, 2009

PART C: OTHER INFORMATION

Item 28.	Exhibits

	(a)(1)	Penn Series Funds, Inc. (the “Registrant”): Form of Articles of Incorporation dated April 1982, as originally filed on April 26, 1983 as Exhibit 1 to Post Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

	(a)(2)	Articles of Amendment dated April 22, 2002 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

	(a)(3)	Articles of Amendment dated July 27, 2004 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

	(a)(4)	Articles Supplementary dated April 18, 2008 to the Articles of Incorporation dated April 1982 are incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

	(a)(5)	Articles of Amendment dated August 18, 2008 to the Articles of Incorporation dated April 1982, are incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

	(a)(6)	Articles of Amendment dated April 28, 2011 to the Articles of Incorporation dated April 1982, are incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

	(b)	By-Laws as originally filed on August 27, 1992 as Exhibit 2 to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A, are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

	(c)	None (outstanding shares of common stock are recorded on the books and records of the Registrant - Certificates of stock are not issued).

	(d)(1)	Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(2)	Amendment dated May 1, 2002 to the Investment Advisory Agreement dated May 1, 2000 between the Registrant and Independence Capital Management, Inc. is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(d)(3)	Amendment dated August 22, 2008 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(d)(4)	Amendment dated December 15, 2010 to the Investment Advisory Agreement dated May 1, 2000, between the Registrant and Independence Capital Management, Inc., is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(d)(5)	Form of Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-00-000942) on April 21, 2000.

(d)(6)	Amendment dated May 17, 2007 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(7)	Amendment dated January 31, 2008 to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(d)(8)	Assignment and Assumption Agreement dated January 1, 2012 among Turner Investment Partners, Inc., Turner Investments, L.P. and Independence Capital Management, Inc., with respect to the Investment Sub-Advisory Agreement dated May 1, 2000 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Mid Cap Growth Fund, is filed herewith.

(d)(9)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Lord, Abbett & Co. LLC, with respect to the Mid Core Value Fund, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(10)	Form of Sub-Advisory Agreement dated May 7, 2009 between Independence Capital Management, Inc. and Neuberger Management LLC, with respect to the Mid Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(d)(11)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and Goldman Sachs Asset Management, L.P., with respect to the Small Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(12)	Sub-Advisory Agreement dated August 1, 2004 between Independence Capital Management, Inc. and T. Rowe Price Associates, Inc., with respect to the Flexibly Managed, High Yield Bond and Large Growth Stock Funds, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(d)(13)	Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 000950116-99-000315) on February 26, 1999.

(d)(14)	Amendment dated September 7, 2006 to the Investment Sub-Advisory Agreement dated May 1, 1998 between Independence Capital Management, Inc. and Vontobel Asset Management, Inc., with respect to the International Equity Fund, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(d)(15)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Wells Capital Management Incorporated, with respect to the Large Core Growth and SMID Cap Growth Funds, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(16)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and SSgA Funds Management, Inc., with respect to the Index 500, Small Cap Index and Developed International Index Funds, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(17)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(18)	Amendment dated November 17, 2011 to the Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc. and AllianceBernstein L.P., with respect to the SMID Cap Value Fund, is filed herewith.

(d)(19)	Investment Sub-Advisory Agreement dated May 1, 2010 between Independence Capital Management, Inc., and Allianz Global Investors Capital LLC, with respect to the Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(d)(20)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and Eaton Vance Management, with respect to the Large Core Value Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(21)	Investment Sub-Advisory Agreement dated May 1, 2010 between Independence Capital Management, Inc., and Morgan Stanley Investment Management Inc., with respect to the Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(d)(22)	Investment Sub-Advisory Agreement dated August 22, 2008 between Independence Capital Management, Inc., and OppenheimerFunds, Inc., with respect to the Large Cap Value Fund, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(23)	Investment Sub-Advisory Agreement dated August 1, 2008 between Independence Capital Management, Inc., and Turner Investment Partners Inc, with respect to the Large Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-012547) on February 26, 2009.

(d)(24)	Assignment and Assumption Agreement dated January 1, 2012 among Turner Investment Partners, Inc., Turner Investments, L.P. and Independence Capital Management, Inc., with respect to the Investment Sub-Advisory Agreement dated August 1, 2008 between Independence Capital Management, Inc. and Turner Investment Partners, Inc., with respect to the Large Cap Growth Fund, is filed herewith.

(d)(25)	Investment Sub-Advisory Agreement dated May 1, 2011 between Independence Capital Management, Inc., and Cohen & Steers Capital Management, Inc., with respect to the Real Estate Securities Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(e)	None. Common stock of the Registrant is sold only to The Penn Mutual Life Insurance Company and its affiliated insurance companies for their general or separate accounts.

(f)	None.

(g)(1)	Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and Provident National Bank (now, PFPC Trust Company) as originally filed on April 26, 1993 as Exhibit 8(a) to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(g)(2)	Form of Amendment dated May 1, 2002 to the Amended and Restated Custodian Agreement dated October 28, 1992 between the Registrant and PFPC Trust Company is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-02-000828) on April 25, 2002.

(g)(3)	Consent to Assignment of the Amended and Restated Custodian Agreement between the Registrant, BNY Mellon Investment Servicing Trust Company (formerly PFPC Trust Company) and The Bank of New York Mellon, effective July 18, 2011, is filed herewith.

(g)(4)	Foreign Custody Manager Agreement dated July 18, 2011 between the Registrant and The Bank of New York Mellon is filed herewith.

(h)(1)	Amended and Restated Administrative and Corporate Services Agreement dated December 15, 2010 between the Registrant and The Penn Mutual Life Insurance Company is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(h)(2)	Accounting Services Agreement dated May 15, 1994 between the Registrant and Provident Financial Processing Corporation (now PFPC Trust Company) as originally filed on March 10, 1990 as Exhibit 9(b) to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(3)	Agreement between the Registrant and Provident Financial Processing Corporation (now PFPC Trust Company) on fees for services under the Accounting Services Agreement, as originally filed on February 24, 1995 as Exhibit 9(c) to Post-Effective Amendment No. 43 to the Registrant’s Registration Statement, is incorporated herein by reference to Exhibit 9(c) of Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950109-97-001341) on February 14, 1997.

(h)(4)	Amendment dated October 24, 2006 to the Accounting Services Agreement dated May 5, 1994 between the Registrant and Provident Financial Processing Corporation (now PFPC Trust Company) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000893220-07-001447) on April 25, 2007.

(h)(5)	Expense Limitation Agreement dated December 15, 2010 by and among Independence Capital Management, Inc., The Penn Mutual Life Insurance Company, and Penn Series Funds, Inc. is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(i)	Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP, is filed herewith.

(j)	Consent of independent registered public accountant, is filed herewith.

(k)	None.

(l)	None.

(m)	None.

(n)	None

(o)	None.

(p)(1)	Registrant’s Code of Ethics dated February 24, 2005 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0000950116-05-001497) on April 27, 2005.

(p)(2)	Independence Capital Management, Inc. Code of Ethics is filed herewith.

(p)(3)	Turner Investment Partners, Inc. Code of Ethics dated February 1, 2011, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(p)(4)	Lord, Abbett & Co., LLC Code of Ethics dated October 26, 2011 is filed herewith.

(p)(5)	Wells Capital Management, Inc. Code of Ethics dated October 1, 2010, is filed herewith.

(p)(6)	Neuberger Berman Management, LLC Code of Ethics dated September 2011, is filed herewith.

(p)(7)	Goldman Sachs Asset Management, L.P. Code of Ethics dated March 12, 2009, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(p)(8)	T. Rowe Price Associates, Inc. Code of Ethics dated May 20, 2011 is filed herewith.

(p)(9)	Vontobel Asset Management, Inc. Code of Ethics dated February 2, 2012 is filed herewith.

(p)(10)	Cohen & Steers Capital Management, Inc. Code of Ethics dated March 2011, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment No. 66 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459) as filed with the SEC via EDGAR (Accession No. 0001193125-11-118957) on April 29, 2011.

(p)(11)	Eaton Vance Management Code of Ethics dated July 15, 2011, is filed herewith.

(p)(12)	AllianceBernstein L.P. Code of Ethics dated January 2012, is filed herewith.

(p)(13)	Morgan Stanley Investment Management (as related to Van Kampen Asset Management) Code of Ethics dated December 15, 2006 is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-08-027994) on April 29, 2008.

(p)(14)	SSgA Funds Management, Inc. Code of Ethics dated April 1, 2012, is filed herewith.

(p)(15)	Oppenheimer Capital LLC Code of Ethics is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001193125-10-102055) on April 30, 2010.

(p)(16)	OppenheimerFunds, Inc. Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 62 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-77284 and 811-03459), as filed with the SEC via EDGAR (Accession No. 0001104659-09-027747) on April 30, 2009.

(q)	Powers of Attorney of Messrs. Wright, Pudlin, Bay and MacKinlay, and Ms. Matthias dated February 23, 2012 are filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant

The Penn Mutual Life Insurance Company (“Penn Mutual”) is the owner of 100% of the outstanding common stock of the Registrant. For further information on the ownership of the outstanding common stock of the Registrant, see “Voting Rights” in the Prospectus and “Ownership of Shares” in the Statement of Additional Information, which are incorporated hereunder by reference.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of The Penn Insurance and Annuity Company, a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Independence Capital Management, Inc., a Pennsylvania corporation, and registered investment adviser.

Penn Mutual is the record and beneficiary owner of 100% of the outstanding common stock of The Penn Janney Fund, Inc. Penn Janney Fund, Inc. is a Pennsylvania corporation and invests in new business.

Penn Mutual is the record and beneficial owner of 95% of the outstanding common shares of Independence Square Properties, LLC, a holding corporation incorporated in Delaware.

Indepro Corp. is the record and beneficial owner of 100% of the outstanding common stock of Indepro Property Fund II Corp., a Delaware corporation.

Independence Square Properties, LLC is the record and beneficial owner of 100% of the outstanding common shares of Janney Montgomery Scott LLC, a Delaware corporation, Keystone Financial Goup, Inc. a Pennsylvania corporation and Walnut O corporation, a Pennsylvania Corporation.

Janney Montgomery Scott LLC is the record and beneficial owner of 100% of the outstanding common stock of the following corporations: JMS Resources, Inc., a Pennsylvania corporation; JMS Investor Services, Inc., a Delaware corporation; Grat Street Capital Management, LLC, a Delaware corporation, and Janney Montgomery Scott Insurance Agency Inc., a Massachusetts corporation.

JMS Resources Inc. is the record and beneficial owner of 100% of the outstanding common stock of the Janney Private Equity Company Inc., a Delaware corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of a subscription agreement for 50% of the common stock of Penn Janney Advisory, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Indepro Corp., a Delaware corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of Hornor, Townsend & Kent, Inc., a Pennsylvania corporation.

Penn Mutual is the record and beneficial owner of 100% of the outstanding common stock of ISP Parker Hunter, Inc., a Delaware corporation.

ISP Parker Hunter is the record and beneficial owner of 5% of the outstanding common shares of Independence Square Properties, LLC, a holding corporation incorporated in Delaware.

Hornor, Townsend & Kent, Inc. is the record and beneficial owner of 100% of the outstanding common stock of HTK of Delaware, Inc., a Delaware Corporation; and HTK Insurance Agency Inc., a Pennsylvania Corporation.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney Opportunities Fund LP, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney Opportunities Fund LP is owned by Penn Janney GP LLC.

Penn Mutual and Janney Montgomery Scott LLC each is the record and beneficial owner of 49.5% of the outstanding common stock of Penn Janney GP LLC, a Delware corporation. The remaining 1.0% of the outstanding common stock of Penn Janney GP LLC is owned by Richard Fox.

Item 30.	Indemnification

Article VII, Section (3) of the Articles of Incorporation of the Registrant provides generally that directors and officers of the Registrant shall be indemnified by the Registrant to the full extent permitted by Maryland law and by the Investment Company Act of 1940, now or hereinafter in force.

Article VI, Section (2) of the By-laws of the Registrant provides: Any person who was or is a party or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, settlements and reasonable expenses (including attorney’s fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the General Laws of the State of Maryland now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 31.	Business and Other Connections of Investment Advisers

Independence Capital Management, Inc.

Name and current Position with Independence Capital Management, Inc.	Other Business and Connections During the Past Two Years
(city and state of registered agent)

Peter M. Sherman Chairman, President and Chief Executive Officer	President of Penn Series Funds, Inc., Baltimore, MD; Executive Vice President and Chief Investment Officer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Executive Vice President, Chief Investment Officer and a Director of the Board of The Penn Insurance and Annuity Company, Wilmington, DE; President and a Director of the Board of Penn Janney Advisory, Inc., Horsham, PA; President and a Director of the Board of Penn Janney Fund, Inc., Horsham, PA.

Eileen C. McDonnell, Director	Chairman of the Board of Penn Series Funds, Inc., Baltimore, MD; President, CEO and Chairman of the Board of The Penn Mutual Life Insurance Company, Philadelphia, PA; President and Chairman of the Board of The Penn Insurance and Annuity Company, Wilmington, DE; a Director of the Board of Managers of Independence Square Properties, LLC, Wilmington, DE;

David M. O’Malley Director	Executive Vice President & Chief Financial Officer, The Penn Mutual Life Insurance Company, Philadelphia, PA; Executive Vice President, Chief Financial Officer and a Director of the Board of The Penn Insurance and Annuity Company, Wilmington, DE; a Director of the Board of Directors and Chairman of the Audit Committee of the Board of Hornor, Townsend & Kent, Inc., Horsham, PA; Director of HTK Insurance Agency, Inc., Philadelphia, PA; a Director of the Board of Managers of Independence Square Properties, LLC, Wilmington, DE.

Keith Huckerby Vice President	Vice President of Penn Series Funds, Inc., Baltimore, MD;Assistant Vice President of The Penn Mutual Life Insurance Company, Philadelphia, PA; Assistant Vice President of The Penn Insurance and Annuity Company, Wilmington, DE; Vice President, of Penn Janney Advisory, Inc., Horsham, PA; Vice President of Penn Janney Fund, Inc., Horsham, PA;

Victoria Robinson Chief Compliance Officer	Assistant Vice President, Institutional Compliance and Business Conduct of The Penn Mutual Life Insurance Company, Philadelphia, PA

Arthur Flynn Auditor	Assistant Vice President of The Penn Mutual Life Insurance Company, Philadelphia, PA;

Kathleen P. Vandy Secretary	Secretary of Penn Series Funds, Inc., Baltimore, MD; Assistant Vice President & Corporate Counsel of The Penn Mutual Life Insurance Company, Philadelphia, PA.

Robert DellaCroce Treasurer	Treasurer of Penn Series Funds, Inc., Baltimore, MD; Treasurer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Treasurer of The Penn Insurance and Annuity Company, Wilmington, DE.

Patricia Chiarlanza Assistant Treasurer	Assistant Treasurer of Penn Series Funds, Inc., Wilmington, DE; Assistant Treasurer of The Penn Mutual Life Insurance Company, Philadelphia, PA; Assistant Treasurer of The Penn Insurance and Annuity Company, Wilmington, DE; Treasurer of Independence Square Properties, Wilmington, DE.

John Heiple Assistant Treasurer	Assistant Treasurer of Penn Series Funds, Inc., Baltimore, MD; Supervisor of Financial Reporting/Variable Products of The Penn Mutual Life Insurance Company, Philadelphia, PA.

James G. Murray Tax Director	Tax Director of The Penn Mutual Life Insurance Company, Philadelphia, PA; Tax Director of The Penn Insurance and Annuity Company, Wilmington, DE; Tax Director of Hornor, Townsend & Kent, Inc., Horsham, PA; Tax Director of HTK Insurance Agency, Inc., Horsham, PA; Tax Director of Independence Square Properties, LLC, Wilmington, DE.

T. Rowe Price Associates, Inc.

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with T. Rowe Price Associates, Inc.:

James T. Brady, Director of T. Rowe Price Group. Mr. Brady is the Mid-Atlantic Managing Director of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group. Mr. Hebb is the chairman of, and from 1990-2007 was the managing general partner of, ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Robert MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, ON M5K 1N9. He also serves on the boards of directors of Ace Aviation Holdings Inc. and Maple Leaf Sports Entertainment.

Dr. Alfred Sommer, Director of T. Rowe Price Group. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group. From 1998-2009, Mr. Taylor was president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust. He is a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 22 Stone Gate Court, Pikesville, Maryland 21208.

Anne Marie Whittemore, Director of T. Rowe Price Group. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of T. Rowe Price Group and/or T. Rowe Price Associates, Inc.

Name	Company Name	Position Held With Company
Edward C. Bernard	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President

John R. Gilner	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price Group, Inc.	Chief Executive Officer Director President

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President

	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President

William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

William J. Stromberg	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price Group, Inc.	Vice President

Lord, Abbett & Co. LLC

NONE

The principal business address for Lord, Abbett & Co. LLC is 90 Hudson Street, Jersey City, New Jersey, 07302-3973.

Wells Capital Management, Incorporated

Name and Position with Wells Capital Management, Incorporated	Other Business Connections During the Past Two Years
Robert Bissell President, Chief Executive Officer	None

Kirk D. Hartman Executive Vice President and Chief Investment Officer	None

Amru A. Khan Executive Vice President, Sales and Marketing	None

Thomas O’Malley Executive Vice President, Liquidity Management Client Services	None

James W. Paulsen Executive Vice President, Chief Investment Strategist	None

Karen L. Norton Senior Vice President and Chief Administrative and Operation Officer	None

Saul Susal Senior Vice President, Chief Financial Officer	None

Mai Shiver Chief Compliance Officer and Director Business Risk Management	None

Sallie C. Squire Senior Vice President and Director of Professional and Corporate Development	None

Francis Jon Baranko Director of Equity	None

James David Germany Director of Fixed Income	None

Jose Mari Casas Chief Technology Officer	None

Turner Investments, L.P.

NAME AND POSITION WITH COMPANY	OTHER COMPANY	POSITION WITH OTHER COMPANY
Thomas R. Trala Chief Operating Officer, Executive Managing Director, Secretary	Turner Funds Turner Funds Turner International Ltd. Turner Investment Management, LLC Turner Investment Partners (Australia) Pty. Ltd.	President Trustee Trustee Board Member, President & Chief Operating Officer & Treasurer Director

Mark D. Turner President, Senior Portfolio Manager	Turner Investment Management, LLC Turner International Ltd. The Haverford School CityTeam Ministries (Chester) The Philadelphia Ronald McDonald House	Chairman Trustee Trustee Board Member Board Member

Robert E. Turner Chairman; Chief Investment Officer	Bradley University (Peoria, IL) Delaware Valley Friends School University of Notre Dame School of Architecture	Trustee Board Member Advisory Council Member

Christopher K. McHugh Vice Chairman, Senior Portfolio Manager	Philadelphia University	Trustee

The principal address of Turner Investments, L.P. and its subsidiary Turner Investment Management is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

The principal address of Turner International Ltd. is 12 Plumtree Court, London, EC4A 4HT.

The principal address of Turner Investment Partners (Australia) Pty. Ltd. is c/o Compliance & Risk Services Pty. Ltd., Level 9 Exhibition Street, Melbourne, Victoria 3000, Australia.

Neuberger Berman Management LLC

Name and Current Position with Neuberger Berman Management LLC	Other Business Connections During the Past Two Years

Joseph Amato- Managing Director and Chief Investment Officer-Equities

CEO, Neuberger Berman Holdings LLC; President, CEO and Chief Investment Officer, Neuberger Berman LLC; Director and Managing Director, Neuberger Berman Fixed Income

Trustee of the following:

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

Robert Conti-President and Chief Executive Officer

Managing Director, Neuberger Berman LLC

President, Chief Executive Officer and Trustee of the following:

Neuberger Berman LLC

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

John Dorogoff-Treasurer & Chief Financial Officer	Managing Director, Chief Financial Officer, Treasurer Neuberger Berman LLC

Maxine L. Gerson- Managing Director and General Counsel	Managing Director, Deputy General Counsel and Assistant Secretary, Neuberger Berman LLC

Bradley Tank- Managing Director and Chief Investment Officer-Fixed Income	Managing Director, Neuberger Berman LLC; Chief Executive Officer, Chairman of the Board, Chief Investment Officer and Managing Director, Neuberger Berman Fixed Income LLC

Jason Ainsworth –Managing Director, Branch Officer Manager (TX)	Managing Director, Neuberger Berman LLC

Brad Cetron –Managing Director & Chief Compliance Officer (B/D)	Managing Director, Chief Compliance Officer, Neuberger Berman LLC

Chamaine Williams– Senior Vice President & Chief Compliance Officer (I/A)	Senior Vice President, Neuberger Berman LLC

The principal address of Neuberger Berman, Neuberger Berman LLC and Neuberger Berman Holdings LLC is 605 Third Avenue, New York, New York, 10158.

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM LP”) is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as the investment adviser to the Registrant. GSAM and GSAMI are primarily engaged in the investment advisory business. Goldman Sachs Group, Inc., general partner of GSAM, is a leading global investment banking, securities and investment management firm. Set forth below in alphabetical order is a list of executive officers and each director of GSAM and/or GSAMI indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years.

Name and Position with the Investment Adviser	Name and Address of Other Company	Connection with Other Company

Lloyd C. Blankfein Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198 Goldman, Sachs & Co. 200 West Street New York, New York 10282-2198	Chairman, Chief Executive Officer and Director Managing Director

John S. Weinberg Managing Director- GSAM LP	The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282-2198 Goldman, Sachs & Co. 200 West Street New York, New York 10282-2198	Vice Chairman Managing Director

Vontobel Asset Management, Inc.

Name and Current Position with Vontobel Asset Management, Inc.	Other Business Connections During the Past Two Years

Herbert J. Scheidt Chairman of the Board of Directors	Chief Executive Officer, Vontobel Group, Zurich Switzerland Chairman of the Executive Committee Bank Vontobel AG

Zeno Staub Vice Chairman of the Board of Directors	Head of Asset Management and Investment Funds Member of the Group Executive Board

Martin Sieg Castagnola Director	CFO, Head of Risk Management Vontobel Group, Zurich, Switzerland Member of the Group Executive Board

Heinrich Schlegel President and CEO	None

Thomas Wittwer Managing Director, Institutional Marketing	None

Peter Newell Managing Director, Institutional Marketing	None

Rajiv Jain Managing Director, Head Portfolio Manager, International Equities	None

Edwin Walczak Managing Director, Head of Domestic Portfolio Management	None

Joseph F. Mastoloni Chief Compliance Officer	None

Fredy Nyffeler Chief Financial Officer	None

Eaton Vance Management (“Eaton Vance” or “EVM”)

Eaton Vance is a business trust organized under the laws of The Commonwealth of Massachusetts. Eaton Vance, Inc. (“EV”) serves as trustee of Eaton Vance. EV and Eaton Vance are wholly-owned subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Mr. Faust, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, David C. McCabe, Thomas M. Metzold, Scott H. Page, Mr. Richardson, Walter A. Row, III, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark S. Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance or its affiliates).

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1,2]
Thomas E. Faust Jr.- Chief Executive Officer, President of EVM and Trustee of EVC Voting Trust	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, and Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee of EVC Voting Trust. Trustee and/or officer of 180 registered investment companies and 1 private investment companies managed by Eaton Vance or its subsidiaries.

Name and Current Position with Eaton Vance Management	Other Business Connections During the Past Two Years[1,2]
Paul O’Neil- Chief Compliance Officer and Vice President of EVM	Officer of 180 registered investment companies managed by EVM or BMR.

Frederick S. Marius- Chief Legal Officer, Vice President and Secretary of EVM, Trustee of EVC Voting Trust	Chief Legal Officer, Vice President and Secretary of EVC, EV and EVD. Director of EV. Trustee of EVC Voting Trust.

Laurie G. Hylton- Chief Financial Officer and Vice President of EVM, Trustee of EVC Voting Trust	Chief Financial Officer and Vice President of EVC.

Duncan W. Richardson- Executive Vice President and Chief Equity Investment Officer of EVM, Trustee of EVC Voting Trust	Executive Vice President, Chief Equity Investment Officer and Director of EVC. Officer of 99 registered investment companies managed by EVM or its subsidiaries.

Jeffrey P. Beale- Vice President of EVM and Trustee of EVC Voting Trust	Vice President of EVC.

Maureen A. Gemma- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 180 registered investment companies managed by EVM or its subsidiaries.

Payson F. Swaffield- Vice President and Chief Income Investment Officer of EVM and Trustee of EVC Voting Trust	Chief Income Investment Officer of EVC. Trustee of EVC Voting Trust. Officer of 129 registered investment companies managed by EVM or its subsidiaries.

Scott H. Page- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Walter A. Row, III- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 8 registered investment companies managed by EVM or its subsidiaries.

Michael W. Weilheimer- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Cynthia J. Clemson- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 24 registered investment companies managed by EVM or its subsidiaries.

Michael R. Mach- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 2 registered investment companies managed by EVM or its subsidiaries.

Judith A. Saryan- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 5 registered investment companies managed by EVM or its subsidiaries.

Thomas M. Metzold- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 29 registered investment companies managed by EVM or its subsidiaries.

David C. McCabe- President of Eaton Vance Investment Counsel and Trustee of EVC Voting Trust	None

Brian D. Langstraat- Trustee of EVC Voting Trust	Managing Director and Chief Executive Officer of Parametric Portfolio Associates.

David M. Stein- Trustee of EVC Voting Trust	Managing Director and Chief Investment Officer of Parametric Portfolio Associates.

Mark S. Venezia- Vice President of EVM and Trustee of EVC Voting Trust	Officer of 7 registered investment companies managed by EVM or its subsidiaries.

Matthew J. Witkos- Vice President of EVM and Trustee of EVC Voting Trust	Chief Executive Officer, President and Director of EVD. Trustee of EVC Voting Trust.

1	The principal address of Eaton Vance Management, Eaton Vance, Inc., Eaton Vance Corporation and Eaton Vance Distributors, Inc. is Two International Place, Boston Massachusetts 02110.
2	Includes both master and feeder funds in master-feeder structure.

AllianceBernstein L.P.

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Peter Kraus Chairman of the Board and Chief Executive Officer of AllianceBernstein L.P.	None

Mark R. Manley Senior Vice President, Deputy General Counsel and Chief Compliance Officer of AllianceBernstein L.P.	None

Seth J. Masters. Executive Vice President, Head of Blend Strategies and Chief Investment Officer of AllianceBernstein Defined Contribution Investments, AllianceBernstein L.P.	None

Lawrence H. Cohen Executive Vice President and Chief Technology Officer of AllianceBernstein L.P.	None

Robert Keith Executive Vice President of AllianceBernstein L.P. and Executive Managing Director of AllianceBernstein Investments Inc.	None

Laurance E. Cranch Executive Vice President and General Counsel of AllianceBernstein L.P.	None

Douglas J. Peebles Executive Vice President, Co-Chief Investment Officer of Fixed Income and Director of Global Fixed Income of AllianceBernstein L.P	None

Edward J. Farrell Senior Vice President and Controller of AllianceBernstein L.P.	None

Jeffrey S. Phlegar Executive Vice President of AllianceBernstein L.P.	None

Sharon E. Fay Executive Vice President of AllianceBernstein L.P. and Chief Investment Officer of Bernstein Global Value Equities	None

James G. Reilly Executive Vice President and US Large Cap Growth Team Leader of AllianceBernstein L.P.	None

Marilyn G. Fedak Executive Vice President and Vice Chair of Investment Services of AllianceBernstein L.P.	None

James A. Gingrich Executive Vice President of AllianceBernstein L.P. and Chairman and CEO of Sanford C. Bernstein & Co., LLC	None

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Mark R. Gordon Executive Vice President, Director of Global Quantitative Research, Co-Head of Alternative Investments and Chief Investment Officer of Global Diversified Funds of AllianceBernstein L.P.	None

David A. Steyn Executive Vice President and Global Head of Client Service and Marketing of AllianceBernstein L.P.	None

Thomas S. Hexner Executive Vice President of AllianceBernstein L.P. and Head of Bernstein Global Wealth Management	None

Gregory J. Tencza Executive Vice President and Head of Institutional Investments of AllianceBernstein L.P.	None

Robert H. Joseph, Jr Senior Vice President and Chief Financial Officer of AllianceBernstein L.P.	None

Dominique Carrel-Billiard Director of AllianceBernstein Corporation	None

Henri de Castries Director of AllianceBernstein Corporation	None

Christopher M. Condron Director of AllianceBernstein Corporation	None

Denis Duverne Director of AllianceBernstein Corporation	None

Richard S. Dziadzio Director of AllianceBernstein Corporation	None

Peter Etzenbach Director of AllianceBernstein Corporation	None

Deborah S. Hechinger Director of AllianceBernstein Corporation	None

Weston M. Hicks Director of AllianceBernstein Corporation	None

Peter Kraus Chairman of the Board and Chief Executive Officer	None

Name and Current Position with the Investment Adviser	Other Business Connections During the Past Two Years

Lorie A. Slutsky Director of AllianceBernstein Corporation	None

A.W. (Pete) Smith, Jr. Director of AllianceBernstein Corporation	None

Peter J. Tobin Director of AllianceBernstein Corporation	None

The principal address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY 10105.

Morgan Stanley Investment Management

Name and Current Position with Morgan Stanley Investment Management Inc.	Other Business Connections During the Past Two Years

Gregory J. Fleming, Managing Director and President	President, MSAM Holdings II, Inc.

Edmond Moriarty, Managing Director and Director	Managing Director and Director, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Director, MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.

Christopher O’Dell, Managing Director and Secretary	Managing Director and Secretary, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Secretary, MSAM Holdings II, Inc. and other entities affiliated MSIM.

Mary Ann Picciotto, Managing Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand, Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Chief Financial Officer and Treasurer, MSAM Holdings II, Inc.; Treasurer of other entities affiliated with MSIM.

James Janover, Managing Director and Director	Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Director, Morgan Stanley MSAM Holdings II, Inc.

Gregory J. Fleming, Managing Director and President	President, MSAM Holdings II, Inc.

The principal address of Morgan Stanley Investment Management Inc. is 522 Fifth Avenue, New York, NY 10036.

SSgA Funds Management, Inc.

Name and Current Position with SSgA Funds Management, Inc.	Other Business Connections During the Past Two Years

James E. Ross	Director and President, SSgA FM; Senior Managing Director, SSgA

Shawn Johnson	Director, SSgA FM; Senior Managing Director, SSgA

Name and Current Position with SSgA Funds Management, Inc.	Other Business Connections During the Past Two Years

Phillip S. Gillespie	Chief Legal Officer and Director, SSgA FM; Executive Vice President and General Counsel, SSgA

Juan Carlos Morales	Treasurer, SSgA FM; Senior Managing Director, SSgA

Michael P. Fay	Chief Compliance Officer and Director, SSgA FM; Chief Compliance Officer, SSgA

Ellen Needham	Chief Operating Officer, SSgA FM; Senior Managing Director, SSgA

The principal address of SSgA Funds Management, Inc. is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

Allianz Global Investors Capital

NONE

The principal address of Allianz Global Investors Capital is 1633 Broadway, New York, NY 10019.

OppenheimerFunds, Inc.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

Timothy L. Abbuhl, Senior Vice President	Treasurer of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation and OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.

Patrick Adams Vice President	None

Robert Agan, Senior Vice President	Senior Vice President of Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Obianyo Akunwafor, Vice President	None

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.

Ramesh Allu, Vice President	Formerly VP of Business Solutions at Equant Solutions (July 2008 – July 2010).

Michael Amato, Vice President	None

Nicole Andersen, Assistant Vice President	None

Konstantin Andreev, Assistant Vice President	None

Raymond Anello, Vice President	Formerly Portfolio Manager of Dividend Strategy/Sector Analyst for Energy/Utilities at RS Investments (June 2007–April 2009).

Janette Aprilante, Vice President & Secretary	Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003).Assistant Secretary of OFI Trust Company (since December 2001).

Daryl Armstrong, Vice President	None

Hany S. Ayad, Vice President	None

Paul Aynsley, Vice President	None

James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).

Robert Baker, Vice President	None

John Michael Banta, Assistant Vice President	None

Anthony Barbato, Assistant Vice President	None

Michael Barnes, Assistant Vice President	None

Adam Bass, Assistant Vice President	None

Kevin Baum, Senior Vice President	None

Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.

Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Emanuele Bergagnini, Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.

Robert Bertucci, Assistant Vice President : Rochester Division	None

Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.

Adam Bierstedt, Assistant Vice President	Formerly a manager in the Business Controller Group at OppenheimerFunds, Inc. (February 2006 – January 2010).

Craig Billings, Vice President	None

Mark Binning, Assistant Vice President	None

Donal Bishnoi, Assistant Vice President	None

Beth Bleimehl, Assistant Vice President	None

Lisa I. Bloomberg, Senior Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.

Veronika Boesch, Vice President	None

Chad Boll, Vice President	None

Michelle Borre Massick, Vice President	None

Lori E. Bostrom, Senior Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.

John Boydell, Vice President	None

Richard Britton, Vice President	None

Jack Brown, Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Roger Buckley, Assistant Vice President	None

Joy Budzinski, Vice President	None

Carla Buffulin, Vice President	None

Stephanie Bullington, Vice President	None

Julie Burke, Vice President	None

Lisa Burke, Assistant Vice President	Previously a Manager and OppenheimerFunds, Inc.

Mark Burns, Vice President	None

JoAnne Butler, Assistant Vice President	None

Christine Calandrella, Assistant Vice President	None

Michael Camarella, Assistant Vice President	None

Edward Campbell, Assistant Vice President	Formerly a Manager at OppenheimerFunds, Inc. (February 2007 – January 2011).

Debra Casey, Vice President	None

Herman Chan, Vice President	None

Ronald Chibnik, Vice President	None

Patrick Sheng Chu, Assistant Vice President	None

Jennifer Clark, Assistant Vice President	Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None

Thomas Closs, Assistant Vice President	None

Darrin Clough, Assistant Vice President	Formerly an Intermediate/Senior Analyst (April 2009 – June 2010) and Senior Analyst at OppenheimerFunds, Inc.

David Cole, Assistant Vice President	None

Tamara Colorado, Vice President	None

Eric Compton, Vice President	None

Scott Cottier, Vice President: Rochester Division	None

William Couch, Assistant Vice President	None

Stephanie Colca, Assistant Vice President	Previously a Manager at OppenheimerFunds, Inc.

Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.

Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.

Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman of the Board & Class A Director of Oppenheimer Acquisition Corp.

Lisa Crotty, Assistant Vice President	None

Jerry Cubbin, Vice President	Formerly a Consultant at National Australia Bank, (May 2009 – October 2009), and a Consultant at Magnitude Capital, (November 2008 – May 2009).

George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kevin Dachille, Vice President	None

Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.

John Damian, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.

Robert Dawson, Assistant Vice President	None

John Delano, Vice President	None

Madeline Delianides, Vice President	None

Kendra Delisa, Assistant Vice President	None

Alessio de Longis, Vice President	Formerly Sr. Research Analyst (February 2008 – April 2009).

Brendan Deasy, Vice President	None

Damaris De Los Santos, Assistant Vice President	None

Richard DeMarco, Assistant Vice President	None

Mark Demitry, Vice President	None

Robin Dey, Vice President	None

Craig P. Dinsell, Executive Vice President	None

Randall C. Dishmon, Vice President	None

Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.

Alicia Dopico, Vice President	None

Andrew Doyle, Senior Vice President	Formerly First Vice President, head of Global Wealth Management Rewards and Information Services at Bank of America (March 2006 – March 2009).

Thomas Doyle, Assistant Vice President	None

Robert Dunphy, Vice President	Formerly Intermediate Analyst at OppenheimerFunds, Inc (August 2004 – May 2009).

Brian Dvorak, Vice President	None

Taylor Edwards, Vice President & Associate Counsel	None

Peter Elder, Vice President	None

Peter Ellman, Assistant Vice President	None

Christopher Emanuel, Vice President	None

Daniel R. Engstrom, Vice President	None

James Robert Erven, Assistant Vice President	None

Dana Espinel, Assistant Vice President	Senior Meetings Events Manager at Wolters Kluwer (May 2007 – October 2010)

George R. Evans, Senior Vice President & Director of Equities	None

Kathy Faber, Assistant Vice President	None

David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.

Matthew Farkas, Vice President and Associate Counsel	None

Kristie Feinberg, Vice President and Assistant Treasurer	Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Trust Company; Vice President of OFI Institutional Asset Management, Inc.; Treasurer of OppenheimerFunds Legacy Program, OFI Private Investments Inc.; Oppenheimer Real Asset Management, Inc. and HarbourView Asset Management Corporation.

Emmanuel Ferreira, Vice President	None

Steven Fling, Assistant Vice President	None

Colleen M. Franca, Vice President	None

Debbie Francis, Assistant Vice President	Previously employed at OppenheimerFunds, Inc (August 2007 – August 2009).

Dominic Freud, Vice President	None

Marcus Franz, Vice President	None

Arthur Gabinet, Executive Vice President and General Counsel	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Vice President of Oppenheimer Acquisition Corp (since February 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); (Principal, The Vanguard Group (November 2005-April 2010).

Hazem Gamal, Vice President	None

Charles Gapay, Assistant Vice President	None

Anthony W. Gennaro, Jr., Vice President	Formerly a sector manager for media, internet and telecom and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC (October 2006 – April 2009.); Vice President of OFI Institutional Asset Management, Inc.

Timothy Gerlach, Assistant Vice President	None

Charles Gilbert, Assistant Vice President	None

Alan C. Gilston, Vice President	Director of OFI Trust Company

Edward Gizzi, Vice President and Assistant Counsel	Associate at Willkie Farr & Gallagher, LLP (February 2006 – October 2010).

William F. Glavin, Jr.,Chairman, Chief Executive Officer, President and Director	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group; Director of OFI Institutional Asset Management, Inc. Tremont Group Holdings, Inc. and Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, President & Management Director of Oppenheimer Acquisition Corp.

Jill E. Glazerman, Senior Vice President	None

Kevin Glenn, Vice President	None

Manind Govil, Senior Vice President	Formerly portfolio manager with RS Investment Management Co. LLC (October 2006 – May 2009); Senior Vice President of OFI Institutional Asset Management, Inc.

Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.

Robert B. Grill, Senior Vice President	None

Samuel Groban, Assistant Vice President	None

Selin Gulcelik, Vice President	None

Marilyn Hall, Vice President	None

Cheryl Hampton, Vice President	Formerly Vice President and Director of Mutual Fund and Hedge Fund Operations at Calamos Advisors LLC (March 2007 – September 2009).

Kelly Haney, Assistant Vice President	None

Jason Harubin, Assistant Vice President	None

Steve Hauenstein, Assistant Vice President	None

Molly Hausmann, Assistant Vice President	None

Thomas B. Hayes, Vice President	None

Heidi Heikenfeld, Vice President	None

Lori Heinel Senior Vice President	Formerly a managing director and head of investment solutions at Citi Private Bank

Nicholas Henry, Assistant Vice President	Formerly a Product Analyst at OppenheimerFunds, Inc. (June 2007 – February 2011).

Philipp Hensler, Executive Vice President	Formerly CEO, Chairman and Managing Director at DWS Investment Distributors, Inc.; Director, Chairman of the Board & President of OppenheimerFunds Distributor, Inc; Chairman, Chief Executive Officer & Director of Centennial Asset Management, Inc.

Kenneth Herold, Assistant Vice President	None

Robert Herz, Vice President	Formerly a Managing Director at John W. Bristol & Co., Inc. (May 2003 – January 2011).

Benjamin Hetrick, Assistant Vice President	None

Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc and OFI Private Investments Inc.

Dorothy F. Hirshman, Vice President	None

Daniel Hoelscher, Assistant Vice President	None

Craig Holloway, Vice President	None

Lucienne Howell, Vice President	None

Brian Hourihan, Senior Vice President & Deputy General Counsel	Assistant Secretary of OFI Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation; Secretary of OFI Trust Company.

Edward Hrybenko, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Jason Hubersberger, Vice President	None

Douglas Huffman, Assistant Vice President	None

Margaret Hui, Vice President	Vice President of HarbourView Asset Management Corporation.

Dana Hunter, Assistant Vice President	None

John Huttlin, Vice President	Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

Kelly Bridget Ireland, Vice President	None

Kathleen T. Ives, Senior Vice President, Deputy General Counsel & Assistant Secretary	Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, HarbourView Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None

Lisa Kadehjian, Vice President	None

Rezo Kanovich, Vice President	None

Amee Kantesaria, Vice President, Assistant Secretary and Assistant Counsel	Assistant Secretary of Oppenheimer Acquisition Corp.

Cem Karacadag, Vice President	None

Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.

Sean Keller, Vice President	None

James Kennedy, Senior Vice President	None

John Kiernan, Vice President & Associate Counsel	None

Robert Kinsey, Vice President	None

Audrey Kiszla, Vice President	None

Daniel Kohn, Vice President	None

Samuel Koren, Vice President and Deputy General Counsel	None

Martin S. Korn, Senior Vice President	None

Michael Kotlarz, Vice President	None

Brian Kramer, Vice President	Assistant Treasurer of Oppenheimer Acquisition Corp.

Magnus Krantz, Vice President	Formerly an Analyst at RS Investments (December 2005 – May 2009).

Alexander Kurinets, Assistant Vice President	None

Gloria LaFond, Assistant Vice President	None

Lisa Lamentino, Vice President	None

Eric Larson, Vice President	Formerly Senior Equity Trader at RS Investments (October 2006 – May 2009).

Gayle Leavitt, Assistant Vice President	None

John Lech, Vice President	None

Helena Lee, Assistant Vice President	Previously an associate at Citigroup (October 2006 – February 2011).

Johnny C. Lee, Vice President & Assistant Counsel	None

Victor Lee, Vice President	None

Young-Sup Lee, Vice President	None

Randy Legg, Vice President & Associate Counsel	None

Michael Leskinen, Vice President	None

Michael S. Levine, Vice President	None

Brian Levitt, Vice President	None

Justin Leverenz, Senior Vice President	None

William M. Levey, Assistant Vice President & Assistant Counsel	Formerly an attorney at Seward & Kissel LLP (September 2005 – April 2009).

Gang Li, Vice President	None

Shanquan Li, Vice President	None

Julie A. Libby, Senior Vice President	President and Chief Operating Officer of OFI Private Investments Inc.

Mitchell J. Lindauer, Vice President & Assistant General Counsel	None

William Linden, Vice President	None

Jay Lisowski, Vice President	None

Justin Livengood, Vice President	None

Christina Loftus, Vice President	None

David P. Lolli, Assistant Vice President	None

Daniel G. Loughran, Senior Vice President: Rochester Division	None

Misha Lozovik, Vice President	None

Dongyan Ma, Assistant Vice President	None

Amrish Makwana, Assistant Vice President	Previously a Vice President at Loomis Sayles & Co. (November 2004 – March 2007).

Dana Mangnuson, Assistant Vice President	None

Daniel Martin, Assistant Vice President	None

Kenneth Martin, Vice President	Formerly a Compliance Officer at Merrill Lynch & Co. (May 2007 – August 2009).

William T. Mazzafro, Vice President	None

Melissa Mazer, Vice President	None

Neil McCarthy, Vice President	Vice President of OFI Institutional Asset Management, Inc and OFI Private Investments Inc.

Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc., and OFI Trust Company.

Joseph McDonnell, Vice President	None

Annika McGovern, Assistant Vice President	None

Joseph McGovern, Vice President	None

William McNamara, Vice President	Vice President of OFI Private Investments Inc.

Michael Medev, Assistant Vice President	None

Krishna Memani, Senior Vice President and Director of Fixed Income	Senior Vice President of OFI Institutional Asset Management, Inc.

Jay Mewhirter, Vice President	None

Andrew J. Mika, Senior Vice President	None

Jan Miller, Assistant Vice President	None

Scott Miller, Vice President	None

Rejeev Mohammed, Assistant Vice President	None

David Moore, Vice President	None

Sarah Morrison, Assistant Vice President	None

Jill Mulcahy, Vice President: Rochester Division	None

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.

Thomas J. Murray, Vice President	None

Christina Nasta, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Amie Nelson, Vice President	None

Derek Newman, Vice President and Assistant Counsel	Formerly an associate at Dechert LLP

Paul Newman, Assistant Vice President	None

James B. O’Connell, Assistant Vice President	None

Tricia O’Connor, Assistant Vice President	Formerly a Product Analyst from (March 2008 – May 2010) at OppenheimerFunds, Inc.

Matthew O’Donnell, Vice President	None

Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.

Tony Oh, Vice President	None

Kristina Olson, Senior Vice President	None

Kristin Pak, Vice President	None

Lerae A. Palumbo, Assistant Vice President	None

Phillip Parrotta, Senior Vice President	None

Kim Pascalau, Vice President	Assistant Vice President of Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Robert H. Pemble, Vice President	None

Lori L. Penna, Vice President	None

Nadia Persaud, Assistant Vice President and Assistant Counsel	Formerly an associate at Sidley Austin, LLP.

Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.

Marmeline Petion-Midy, Vice President	None

David Pfeffer, Executive Vice President, Chief Financial Officer, Treasurer & Director	Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director of OppenheimerFunds Distributor, Inc., OFI Private Investments Inc. and Oppenheimer Real Asset Management, Inc.; Director & Executive Vice President OFI Institutional Asset Management, Inc. and Trinity Investment Management Corporation; Senior Vice President of OFI Trust Company; Director & President of HarbourView Asset Management Corporation; Director of Shareholder Services, Inc., Centennial Asset Management Corporation, Tremont Group Holdings, Inc. and Shareholder Financial Services, Inc.

James F. Phillips, Senior Vice President	None

Gary Pilc, Vice President	None

Christine Polak, Vice President	None

Sergei Polevikov, Assistant Vice President	None

Jeffrey Portnoy, Assistant Vice President	None

Stacy Pottinger, Vice President	None

Christopher Proctor, Vice President	None

John Ptasinski, Assistant Vice President	Formerly a Senior Manager at Jeppesen Sanderson, and Boeing Company (November 2003 – January 2011)

Ellen Puckett, Assistant Vice President	None

Charlie Pulire, Assistant Vice President	Formerly a Portfolio Analyst at Oppenheimer Funds, Inc. (February 2007 – December 2010).

Jodi Pullman, Assistant Vice President	None

Paul Quarles, Assistant Vice President	None

Michael E. Quinn, Vice President	None

Julie S. Radtke, Vice President	None

Benjamin Ram, Vice President	Sector manager at RS Investment Management Co. LLC (October 2006 – May 2009) and Portfolio Manager Mid Cap Strategies; Vice President of OFI Institutional Asset Management, Inc.

Norma J. Rapini, Assistant Vice President: Rochester Division	None

Amber Reilly, Assistant Vice President	Manager (October 2008 – May 2009) at Newsday Media Group.

Jill Reiter, Assistant Vice President	None

Barbara Reinhard, Senior Vice President	Formerly deputy Chief Investment Strategist at Morgan Stanley Smith Barney.

Jill Reiter, Assistant Vice President	None

Maria Ribeiro De Castro, Vice President	None

Grace Roberts, Vice President	None

Benjamin Rockmuller, Vice President	None

Antoinette Rodriguez, Vice President	None

Lucille Rodriguez, Assistant Vice President	None

Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Stacey Roode, Senior Vice President	Senior Vice President of OppenheimerFunds Legacy Program, Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Erica Rualo, Vice President	None

Adrienne Ruffle, Vice President & Associate Counsel	Assistant Secretary of OppenheimerFunds Legacy Program and OFI Private Investments Inc.

Gerald Rutledge, Vice President	None

Sean Ryan, Assistant Vice President and Assistant Counsel	None

Rohit Sah, Vice President	None

Gary Salerno, Assistant Vice President	None

Valerie Sanders, Vice President	None

Carlos Santiago Assistant Vice President	None

Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.

Mary Beth Schellhorn, Assistant Vice President	None

Ellen P. Schoenfeld, Vice President	None

Patrick Schneider, Assistant Vice President	None

Scott A. Schwegel, Assistant Vice President	None

Allan P. Sedmak, Assistant Vice President	None

Matthew Severski, Assistant Vice President	Formerly Lead IS Engineer at OppenheimerFunds, Inc. (August 2006 – May 2009).

Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.

Asutosh Shah, Vice President	None

Kamal Shah, Vice President	None

Tammy Sheffer, Senior Vice President	None

Richard Shepley, Vice President	Managing Director at Deutsche Asset Management (January 1998 – March 2010).

William Sheppard, Vice President	None

Mary Dugan Sheridan, Vice President	None

Nicholas Sherwood, Assistant Vice President	None

Joel Simon, Vice President	Formerly Assistant Vice President at OppenheimerFunds, Inc. (1999 – 2009).

David C. Sitgreaves, Assistant Vice President	None

Jan Smith, Assistant Vice President	Formerly Manager at OppenheimerFunds Inc. (May 2005 – June 2009).

Louis Sortino, Vice President: Rochester Division	None

Keith J. Spencer, Senior Vice President	None

Brett Stein, Vice President	None

Richard A. Stein, Vice President: Rochester Division	None

Arthur P. Steinmetz, Executive Vice President & Chief Investment Officer	Director and Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.; Director & President of Oppenheimer Real Asset Management, Inc.

Jennifer Stevens, Vice President	None

Benjamin Stewart, Assistant Vice President	None

Wayne Strauss, Vice President	None

Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc.

Agata Strzelichowski, Assistant Vice President	None

Amy Sullivan, Assistant Vice President	Assistant Secretary of HarbourView Asset Management, Inc.

Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.

Kanishka Surana, Vice President	Partner and Director of Analytics at Ogilvy and Mather (May 2009 – July 2010); Manager at Gerson and Lehrman Group (October 2007 – May 2009).

Kelly Thomas, Assistant Vice President	None

Igor Tishin, Vice President	Formerly an employee at Troika Dialog USA (February 2005 – January 2011).

Matthew Torpey, Vice President	None

Melinda Trujillo, Vice President	None

Leonid Tsvayg, Assistant Vice President	None

Keith Tucker, Vice President	None

Angela Uttaro, Vice President: Rochester Division	None

Julie Van Cleave, Vice President	None

Mark S. Vandehey, Senior Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None

Nancy Vann, Vice President & Associate Counsel	None

Raman Vardharaj, Vice President	Formerly a sector manager and a senior quantitative analyst at RS Investment Management Co. LLC (October 2006 – May 2009); Vice President of OFI Institutional Asset Management, Inc.

Rene Vecka, Vice President: Rochester Division	None

Elaine Villas Assistant Vice President	None

Ryan Virag, Assistant Vice President	None

Jake Vogelaar, Assistant Vice President	None

Phillip F. Vottiero, Senior Vice President	None

Mark Wachter, Vice President	None

Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.

Eliot Walsh, Assistant Vice President	None

Richard Walsh, Vice President	Vice President of OFI Private Investments.

Samuel Wang, Vice President	Director (January 2010 – October 2010) and Vice President (November 2005 – December 2009) of Global Communications and Public Affairs at Citigroup, Inc.

Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Margaret Weaver, Vice President	None

Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.

Christopher D. Weiler, Vice President: Rochester Division	None

Adam Weiner, Vice President	None

Christine Wells, Vice President	None

Joseph J. Welsh, Senior Vice President	Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.

Adam Wilde, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation

Troy Willis, Vice President, Rochester Division	None

Mitchell Williams, Vice President	None

Martha Willis, Executive Vice President	Formerly Executive Vice President of Investment Product Management at Fidelity Investments; Director of OFI Private Investments Inc., Centennial Asset Management Corporation; President & Director of OppenheimerFunds Legacy Program.

Brian W. Wixted, Senior Vice President	Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Senior Vice President of OFI Private Investments Inc.; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc. and Centennial Asset Management Corporation; serves on the Board of the Colorado Ballet.

Oliver Wolff, Assistant Vice President	Assistant Secretary of HarbourView Asset Management Corporation.

Caleb C. Wong, Vice President	Vice President of OFI Institutional Asset Management, Inc.

Sookhee Yee, Assistant Vice President	Vice President at Merrill Lynch Bank and Trust, FSB (February 2002 – May 2009).

Edward C. Yoensky, Assistant Vice President	None

Geoff Youell, Assistant Vice President	None

Robert G. Zack, Executive Vice President	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010).

Anna Zatulovskaya, Assistant Vice President	None

Sara Zervos, Vice President	None

Ronald Zibelli, Jr. Vice President	None

Matthew Ziehl, Vice President	Formerly a portfolio manager with RS Investment Management Co. LLC (from October 2006 – May 2009);

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland. The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823. The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Cohen & Steers Capital Management, Inc.

The following is a list of the directors and officers of Cohen & Steers. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years. The principal address of these persons is 280 Park Avenue, New York, New York 10017.

Name	Title	Other Business/Position Held/Dates
Robert H. Steers	Co-Chairman and Co-Chief Executive Officer, Director	NONE
Martin Cohen	Co-Chairman and Co-Chief Executive Officer, Director	NONE
Joseph M. Harvey	President	NONE
Adam M. Derechin	Executive Vice President and Chief Operating Officer	NONE
Matthew S. Stadler	Executive Vice President and Chief Financial Officer	NONE
Frank Poli	Executive Vice President, General Counsel	Quantum Sphere, Inc., Board of Directors, 2006 - present
Douglas R. Bond	Executive Vice President	NONE
William J. Frischling	Executive Vice President	NONE
Stephen Dunn	Executive Vice President	NONE
William F. Scapell	Senior Vice President, Director of Fixed Income Investments	NONE
Robert Becker	Senior Vice President	NONE
Thomas Bohjalian	Senior Vice President	NONE
Yigal Jhirad	Senior Vice President	NONE
James Giallanza	Senior Vice President	NONE
Bernard Doucette	Senior Vice President and Chief Accounting Officer	NONE
Richard E. Helm	Senior Vice President	NONE
Norbert Berrios	Senior Vice President	NONE
Salvatore Rappa	Senior Vice President and Associate General Counsel	NONE
Lisa Phelan	Senior Vice President and Director of Compliance	NONE
Michele Nolty	Senior Vice President	NONE
Terrance R. Ober	Senior Vice President	NONE
Robert Tisler	Senior Vice President	NONE
Frank Zukowski	Senior Vice President	NONE
Steven Buckridge	Senior Vice President	NONE
Stephen Coyle	Senior Vice President	NONE
Scott Crowe	Senior Vice President	NONE
Brooks Hamblett	Senior Vice President	NONE

Christopher Henderson	Senior Vice President	NONE
James McAdams	Senior Vice President	NONE
Charles McKinley	Senior Vice President	NONE
Ben Morton	Senior Vice President	NONE
Matthew Pace	Senior Vice President	Pace Metals, Inc., Vice President. 1996 – present; Pace Glass, Inc., Vice President, 1996 - present
Edward Rieger	Senior Vice President	NONE
Shui Seto	Senior Vice President	NONE
Todd Voigt	Senior Vice President	NONE
Tina M. Payne	Senior Vice President and Associate General Counsel	NONE
Adam Johnson	Senior Vice President and Associate General Counsel	NONE
John Cheigh	Senior Vice President	NONE
David Edlin	Senior Vice President	NONE
Anthony Ialeggio	Senior Vice President	Alliance Bernstein Investments, Managing Director, 2000-2010
James MacPherson	Senior Vice President	Financial Products Group, Inc., Founder/Consultant, 2009-2010,
Martha Shapiro	Senior Vice President	Morgan Stanley Investment Management, Executive Director, 2004-2010.
Rogier Quirjins	Senior Vice President	NONE
Matthew Karcic	Senior Vice President	NONE
Kim Spellman	Senior Vice President	NONE
Michael DeGroff	Senior Vice President	NONE
Neil Bloom	Vice President	NONE
Austin Fagen	Vice President	NONE
Mary Gordon	Vice President	NONE
Stephen Joslin	Vice President	NONE
Joanna Kennedy	Vice President	NONE
Lester Lay	Vice President	NONE
Jamelah Leddy	Vice President	NONE
Michael Loftus	Vice President	NONE
Kevin Lotti	Vice President	NONE
Mark Miness	Vice President	NONE
Ronald Pucillo	Vice President	NONE
Dev Subhash	Vice President	NONE
Stephen Tone	Vice President	NONE
Thomas Watkins	Vice President	NONE
Pascal van Garderen	Vice President	NONE
Elaine Zaharis-Nikas	Vice President	NONE
Luis Polit	Vice President	NONE
Ted Valenti	Vice President	NONE
Scott Dwyer	Vice President	NONE
Jonathan Geurkink	Vice President	NONE
Deborah Krisbergh	Vice President	NONE
Jason Yablon	Vice President	NONE
Jamie Zimmerman	Vice President	NONE
Julia Chin	Vice President	NONE
Robert Cipriano	Vice President	Natixis North America Inc., Director, 1997 - 2010
Colleen Dean	Vice President	NONE

Judy Diaz	Vice President	Truesoft, Inc., President, 2006 - present
Mark Dickinson	Vice President	NONE
Patrick Evans	Vice President	–NONE
William Formosa	Vice President	NONE
Andrew Humble	Vice President	NONE
Heather Kaden	Vice President	NONE
Rochan Kalyanpur	Vice President	Swiss Reinsurance Company, Assistant Vice President, 2007-2010.
Matthew Kirschner	Vice President	NONE
Laura Kling	Vice President	NONE
Stephen Lavine	Vice President	Credit Suisse, Consultant, 2009 – 2010
Matthew McAvoy	Vice President	NONE
Michael Miller	Vice President	NONE
Antonia Montanari	Vice President	NONE
Damien Porras	Vice President	AllianceBernstein, Vice President, 2004- 2010
Saho Tada	Vice President	ING Real Estate Investment Management, Vice President – January 2010 to April 2010
Jason Williams	Vice President	WisdomTree Asset Management, Inc., Regional Director, 2007 – 2010
Joseph Williams	Vice President	NONE
Yue Zhang	Vice President	NONE
Michael Kaufman	Vice President	NONE
John Murphy	Vice President	NONE
Julian Perlmutter	Vice President	NONE
Andrew Schaffler	Vice President	NONE
Evan Serton	Vice President	NONE
Jerry Dorost	Vice President	NONE
Laurel Durkay	Vice President	NONE
Sean McDermott	Vice President	NONE
Stan Platsman	Vice President	NONE
Kevin Rochefort	Vice President	NONE
Betsy Shaar	Vice President	NONE

Item 32.	Principal Underwriters

Not Applicable.

Item 33.	Location of Accounts and Records

Penn Mutual Life Insurance Co. 600 Dresher Road Horsham, PA 19044 Penn Series Funds, Inc. 600 Dresher Road Horsham, PA 19044	Vontobel Asset Management, Inc. 450 Park Avenue New York, NY 10022 Allianz Global Investors Capital 1345 Avenue of Americas New York, NY 10105

The Bank of New York Mellon Bellevue Corporate Center 301 Bellevue Parkway Wilmington, DE 19809	Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005

T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	OppenheimerFunds, Inc. Two World Financial Center 225 Liberty Street New York, NY 10281

Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921	Turner Investments, L.P. 1205 Westlakes Drive, Suite 100 Berwyn, PA 19312

Independence Capital Management, Inc. 600 Dresher Rd., Suite 31 Horsham, PA 19044	Neuberger Berman Management LLC 605 Third Avenue New York, NY 10158

Wells Capital Management, Incorporated 525 Market Street San Francisco, CA 94105	Eaton Vance Management 255 State Street Boston, MA 02109

Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105

Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, NY 10017	Van Kampen Asset Management 522 Fifth Avenue New York, NY 10036

BNY Mellon Investment Servicing Inc. 301 Bellevue Parkway Wilmington, DE 19809	SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 25th day of April, 2012.

PENN SERIES FUNDS, INC.
(Registrant)

By:	/s/ Peter M. Sherman
Peter M. Sherman, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 25th day of April, 2012.

Signature	Title

/s/ Peter M. Sherman	President (Principal Executive Officer)
Peter M. Sherman

/s/ Robert DellaCroce	Treasurer (Principal Financial Officer)
Robert DellaCroce

* EUGENE BAY	Director

* ARCHIE CRAIG MACKINLAY	Director

* REBECCA C. MATTHIAS	Director

/s/ Eileen C. McDonnell	Director
Eileen C. McDonnell

* DAVID B. PUDLIN	Director

* M. DONALD WRIGHT	Director

* By: /s/ Eileen C. McDonnell
Eileen C. McDonnell, Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Number
Assignment and Assumption Agreement among Turner Investment Partners, Inc., Turner Investments, L.P., and Independent Capital Management, Inc., with respect to the Mid Cap Growth Fund	(d)(8)

Amendment to the Investment Sub-Advisory Agreement between Independence Capital Management, Inc. and AllianceBernstein L.P., with respect to the SMID Cap Value Fund	(d)(18)

Assignment and Assumption Agreement among Turner Investment Partners, Inc., Turner Investments, L.P., and Independent Capital Management, Inc., with respect to the Large Cap Growth Fund	(d)(24)

Consent to Assignment of the Amended and Restated Custodian Agreement between the Registrant, BNY Mellon Investment Servicing Trust Company and The Bank of New York Mellon	(g)(3)

Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon	(g)(4)

Opinion and Consent of Counsel Morgan, Lewis & Bockius LLP	(i)

Consent of independent registered public accountant	(j)

Independence Capital Management, Inc. Code of Ethics	(p)(2)

Lord, Abbett & Co. LLC Code of Ethics dated October 26, 2011	(p)(4)

Wells Capital Management, Inc. Code of Ethics dated October 1, 2010	(p)(5)

Neuberger Berman Management, LLC Code of Ethics dated September 2011	(p)(6)

T. Rowe Price Associates, Inc. Code of Ethics dated May 20, 2011	(p)(8)

Vontobel Asset Management, Inc. Code of Ethics dated February 2, 2012	(p)(9)

Eaton Vance Management Code of Ethics dated July 2011	(p)(11)

AllianceBernstein L.P. Code of Ethics dated January 2012	(p)(12)

SSgA Funds Management, Inc. Code of Ethics dated April 1, 2012	(p)(14)

Powers of Attorney of Messrs. Wright, Pudlin, Bay and MacKinlay and Ms. Matthias dated February 23, 2012	(q)